                                                      REGISTRATION NOS. 33-19836


                                                                       811-05457


      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 2, 2005.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM N-4
                            ------------------------

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                        POST-EFFECTIVE AMENDMENT NO. 25                      [X]
                             REGISTRATION STATEMENT                          [ ]
                    UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 25                             [X]
                        (CHECK APPROPRIATE BOX OR BOXES)
                            ------------------------


                             Keynote Series Account


                           (EXACT NAME OF REGISTRANT)



                          MONY LIFE INSURANCE COMPANY


                           (EXACT NAME OF DEPOSITOR)



                          1290 Avenue of the Americas


                            New York, New York 10104


              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)



                                 (212) 554-1234


                         (DEPOSITOR'S TELEPHONE NUMBER)



                                   Dodie Kent


                           Vice President and Counsel


                                 AXA Equitable


                          1290 Avenue of the Americas


                            New York, New York 10104


                    (NAME AND ADDRESS OF AGENT FOR SERVICE)



                  PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:



                             Christopher E. Palmer


                              Goodwin Procter LLP


                            901 New York Avenue, NW


                              Washington, DC 20001



It is proposed that this filing will become effective (check appropriate box)



[ ] immediately upon filing pursuant to paragraph (b) of Rule 485



[X] on May 2, 2005 pursuant to paragraph (b) of Rule 485



[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485



[ ] on           pursuant to paragraph (a)(1) of Rule 485



[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485



[ ] on           pursuant to paragraph (a)(2) of Rule 485



If appropriate, check the following box:



[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment



Title of Securities Being Registered: Group Variable Annuity Contracts

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    KEYNOTE
                                 SERIES ACCOUNT
                                  ("KEYNOTE")
                        GROUP VARIABLE ANNUITY CONTRACTS
            SECTIONS 401(a), 401(k), 403(b), 408(IRA), 457 AND NQDC

                                   ISSUED BY

                      MONY LIFE INSURANCE COMPANY("MONY")

     1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104; (914) 697-8000



    MONY Life Insurance Company was organized as a mutual life insurance company under the laws of the State of New York in 1842 under the name The Mutual Life Insurance Company of New York. In 1998 MONY converted to a stock company through demutualization and was renamed MONY Life Insurance Company ("MONY"). The demutualization did not have any material effect on the Group Variable Annuity Contracts. AXA Financial, Inc. is the parent company of MONY.


    The Group Variable Annuity Contracts ("Contracts") described in this Prospectus are designed and offered as funding vehicles for retirement plans maintained by state educational organizations, certain tax-exempt organizations, IRA Contractholders, taxed organizations in the case of the Section 401(a) and/or Section 401(k) Contracts and corporate nonqualified deferred compensation contracts ("NQDC"). The Section 401(k) Contract will fund the benefits for tax qualified pension and profit-sharing plans from employee contributions of such organizations and employer contributions, if any. The Section 403(b) Contract will purchase tax-deferred annuities for the employees of these same organizations. The Section 457 Contract will provide deferred compensation eligible for deferred tax treatment. The Section 401(a) Contract will fund benefits for tax-qualified pension and profit-sharing plans of such organizations as well as taxed subsidiaries of such organizations and stand-alone taxed organizations. The Section 408 (Individual Retirement Account ("IRA")) Contract is a Group Variable Annuity Contract which will provide for on-going or rollover contributions, from employees of tax-exempt or taxed organizations and from members and employees of associations. The NQDC Contract will provide deferred compensation eligible for deferred tax treatment to employees of taxed organizations. Section references are to the Internal Revenue Code of 1986, as amended.

    Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.

    Purchase Payments under the Contracts are allocated to a segregated investment account of MONY Life Insurance Company ("MONY"), which account has been designated Keynote. Purchase Payments directed to Keynote may be allocated among such of the Subaccounts in Keynote as are made available under the Contracts. The assets in each Subaccount are invested in a series of Diversified Investors Portfolios or in the Calvert Social Balanced Portfolio ("Calvert Series") at their net asset value. (See "Diversified Investors Portfolios" at page 13 and Calvert Series at page 12.) The six currently available Series of Diversified Investors Portfolios are the Money Market Series, Intermediate Government Bond Series, Core Bond Series (formerly Government/Corporate Bond Series), Balanced Series, Value & Income Series, formerly Equity Income and Equity Growth Series. The Calvert Series is an actively managed, diversified portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. A copy of the Calvert Series Prospectus appears at the end of this Keynote Prospectus.


    KEYNOTE SUBACCOUNTS WHICH INVEST IN DIVERSIFIED INVESTORS PORTFOLIOS DO SO UNDER A CORE/FEEDER ARRANGEMENT. UNLIKE OTHER FUNDING VEHICLES INTO WHICH PURCHASE PAYMENTS MAY BE INVESTED THROUGH VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES, DIVERSIFIED INVESTORS PORTFOLIOS OFFERS ITS INTERESTS FOR SALE TO OTHER TYPES OF COLLECTIVE INVESTMENT VEHICLES IN ADDITION TO INSURANCE COMPANY SEPARATE ACCOUNTS REGISTERED AS INVESTMENT COMPANIES UNDER THE INVESTMENT COMPANY ACT OF 1940. SUCH INVESTORS MAY INCLUDE MUTUAL FUNDS, BANK COLLECTIVE TRUSTS AND UNREGISTERED INSURANCE COMPANY SEPARATE ACCOUNTS. SEE "DIVERSIFIED INVESTORS PORTFOLIOS -- CORE/FEEDER STRUCTURE" ON PAGE 32 HEREIN.


    The value of the Accumulation Accounts maintained in Keynote will vary based upon the investment experience of the Subaccounts to which Purchase Payments are allocated. The investment experience of the Subaccounts will vary based on the underlying investment performance of the series of Diversified Investors Portfolios and the Calvert Series.

    This Prospectus sets forth the basic information that a prospective purchaser should know before investing. Please keep this Prospectus for future reference.


    A Statement of Additional Information dated May 2, 2005 incorporated herein by reference, and containing additional information about the Contracts and Diversified Investors Portfolios, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available from MONY without charge upon written request to the above address or by telephoning
(914) 697-8000. The Table of Contents of the Statement of Additional Information can be found on page 54 of this Prospectus.


    This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy the Contracts in any jurisdiction in which such may not be lawfully made.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED (OR PRECEDED) BY A CURRENT PROSPECTUS FOR THE CALVERT SERIES.
                               DATED MAY 2, 2005

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Definitions.................................................    4
Synopsis....................................................    6
Fee Tables..................................................    6
Condensed Financial Information.............................    8
The Contracts...............................................    9
Keynote.....................................................    9
Charges.....................................................   10
Credit And Allocation Of Purchase Payments..................   10
Redemption..................................................   10
Transfers...................................................   10
Frequent Allocations of Purchase Payments...................   10
Payment Options.............................................   11
Voting Rights...............................................   11
Death Benefit...............................................   12
Distribution Of The Contracts...............................   12
MONY........................................................   12
Keynote Series Account......................................   12
Calvert Series..............................................   13
Diversified Investors Portfolios............................   14
Charges.....................................................   15
Charges for Mortality and Expense Risks.....................   15
Annual Contract Charge......................................   15
Investment Management Fee...................................   15
Premium Tax.................................................   16
Summary Of The Contracts....................................   17
Eligible Purchasers.........................................   17
Ownership...................................................   17
Purchase Payments...........................................   17
Employer Sponsored Plan Requirements........................   17
Rights Of The Participant Under The Contract................   17
Rights Upon Suspension Of Contract or Termination Of Plan...   18
403(b) Contract.............................................   18
401(a) Contract/401(k) Contract and NQDC Contracts..........   18
457 and 408 (IRA) Contracts.................................   18
Failure Of Qualification....................................   18
Transfers...................................................   18
Rights Reserved By MONY.....................................   19
Credit Of Purchase Payments.................................   19
Allocation Of Purchase Payments.............................   19
Determination Of Unit Value.................................   20
Death Benefit...............................................   20
Redemption During The Accumulation Period...................   21
Payment Options.............................................   21
Annuity Purchase Date.......................................   21
Fixed Annuity...............................................   22
Fixed Annuity Options.......................................   22
Payments To A Beneficiary Following The Annuitant's Death...   23
Voting Rights...............................................   23
Distribution Of The Contracts...............................   24
Federal Income Tax Status...................................   25

                                                              PAGE
                                                              ----
Tax Treatment of MONY.......................................   25
Taxation of Diversified Investors Portfolios................   25
Section 403(b) Annuities....................................   25
Section 401(a) Plans........................................   26
Section 408 (IRA) Contracts.................................   27
Minimum Distribution Requirements...........................   28
Section 457 Plans...........................................   28
Non-Qualified Deferred Compensation Contracts...............   28
Income Tax Withholding......................................   29
Performance Data............................................   30
Diversified Investors Portfolios............................   31
Core/Feeder Structure.......................................   31
Investment Objectives and Policies..........................   32
Investment Techniques and Restrictions......................   43
Management of Diversified Investors Portfolios..............   45
Other Information Regarding Diversified Investors
  Portfolios................................................   51
Purchase and Redemption of Interests in Diversified
  Investors Portfolios......................................   51
Experts.....................................................   54
Legal Proceedings...........................................   54
Financial Statements........................................   54
Additional Information......................................   54
Miscellaneous...............................................   54
Table Of Contents Of Statement Of Additional Information....   55
Request For Keynote Statement Of Additional Information.....   56
Appendix....................................................   57

                                  DEFINITIONS

     As used in this Prospectus, the following terms have the indicated meaning:

     ACCUMULATION ACCOUNT: an account maintained for each Participant in which is recorded the number of Units held for his/her credit.


     ACCUMULATION PERIOD: the accumulation period for each Participant is the period during which Purchase Payments may be made on his/her behalf. It begins when the Participant begins participation under the Plan and ends as of his/her Annuity Purchase Date (See "Annuity Purchase Date" page 22), or earlier termination of his/her Accumulation Account.


     BALANCED SERIES: Diversified Investors Balanced Portfolio, a series of Diversified Investors Portfolios.

     CALVERT SERIES: the Calvert Social Balanced Portfolio, a series of Calvert Variable Series, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended.

     CONTRACT(S): the group variable annuity contract(s) offered by MONY to Contractholders or IRA Contractholders as described in this Prospectus.

     CONTRACTHOLDER: a state educational organization or certain tax-exempt organization employer or employer association for affiliated employers, taxed subsidiaries of tax-exempt organizations and taxed stand alone organizations.

     CONTRACT YEAR: a period of 12 months measured from the date of the Contract issued to or adopted by the Contractholder, and anniversaries thereof.

     DIVERSIFIED: Diversified Investment Advisors, Inc., a registered investment adviser under the Investment Advisers Act of 1940.

     DIVERSIFIED INVESTORS PORTFOLIOS: Diversified Investors Portfolios, an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended.

     EQUITY GROWTH SERIES: Diversified Investors Equity Growth Portfolio, a series of Diversified Investors Portfolios.

     FIXED ANNUITY: an annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a separate account.

     CORE BOND SERIES: Diversified Investors Core Bond Portfolio, a series of Diversified Investors Portfolios.

     INTERMEDIATE GOVERNMENT BOND SERIES: Diversified Investors Intermediate Government Bond Portfolio, a series of Diversified Investors Portfolios.

     IRA CONTRACTHOLDER: a tax-exempt or taxed organization or an association of members who share a common interest.

     MONEY MARKET SERIES: Diversified Investors Money Market Portfolio, a series of Diversified Investors Portfolios.

     NQDC: Non-qualified deferred compensation arrangement available to taxed organizations only.

     PARTICIPANT: an employee participating under a Contract issued to or adopted by his/her employer.

     PLAN: a retirement plan or program under which benefits are to be provided pursuant to a Contract described herein.

     PORTFOLIO BUSINESS DAY: each day during which the Advisers of a Series are open for business.

     PURCHASE PAYMENT: the amount contributed and remitted to MONY by an employer on behalf of a Participant.

     SUBSTITUTION: the investment by Keynote Subaccounts in corresponding series of Diversified Investors Portfolios of the proceeds received upon the redemption by each Subaccount of shares of MONY Series Fund, Inc. in accordance with an order of the Securities and Exchange Commission dated June 8, 1994.

     SUBACCOUNT: a subdivision of Keynote which is available for the allocation of Purchase Payments under the Contracts. Six Subaccounts invest in a corresponding series of Diversified Investors Portfolios. The Calvert Series Subaccount invests in the Calvert Series.

     UNIT: the measure by which the value of an investor's interest in each Subaccount is determined.

     VALUATION DATE: each day at the close of business of the New York Stock Exchange (typically at 4:00 p.m. New York City time), that the New York Stock Exchange is open for trading or any other day on which there is sufficient trading in securities of a series of Diversified Investors Portfolios or the Calvert Series to affect materially the value of the Units of the corresponding Subaccount. If the New York Stock Exchange extends its closing beyond 4:00 p.m. New York City time, and continues to value after the time of closing of the NYSE, MONY reserves the right to treat any payment or communication received after 4:00 p.m. New York City time as being received as of the beginning of the next day.

     VALUATION PERIOD: The period between the ending of two successive Valuation Dates.

     VALUE & INCOME SERIES: Diversified Investors Equity Income Portfolio, a series of Diversified Investors Portfolios.

     NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                    SYNOPSIS

FEE TABLES

     The following tables describe the various costs and expenses that you will pay, directly or indirectly, if you invest in Keynote.


     The following table shows the fees and expenses that you will pay periodically during the time that you invest under a Contract, not including the fees and expenses of the underlying Portfolios (or the Calvert Series). In addition, in some jurisdictions premium taxes may be deducted from your annuity purchase payments or from your Accumulation Amount when it is applied to purchase an annuity.


                             KEYNOTE SERIES ACCOUNT


ANNUAL CONTRACT FEE (MAXIMUM)...............................   $50(1)
ANNUAL CONTRACT FEE (CURRENT)...............................  NONE(1)
SEPARATE ACCOUNT ANNUAL EXPENSES
  (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)
     Mortality and Expense Risk Fees (maximum)..............  1.25%(2)
     Mortality and Expense Risk Fees (current)..............  1.10%(2)
     Total Separate Account Annual Expenses (maximum).......  1.25%(2)
     Total Separate Account Annual Expenses (current).......  1.10%(2)


------------------

(1) MONY reserves the right to deduct an annual contract charge from a Participant's Accumulation Account in accordance with the provisions of the Contracts. MONY has no present intention to impose such a charge, but it may do so in the future.


(2) MONY reserves the right to charge maximum mortality and expense risk fees of up to 1.25% upon notice.



     The following table shows the minimum and maximum total operating expenses charged by the Diversified Investors Portfolios and the Calvert Series that you may pay periodically during the time that you invest under a Contract. More detail concerning the fees and changes of each Diversified Investors Portfolio and the Calvert Series is included in "Management of Diversified Investors Portfolios," on page 45, and in the prospectus for the Calvert Series.


TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES


                                                              MINIMUM    MAXIMUM
                                                              -------    -------
Expenses that are deducted from the assets of the
  Diversified Investors Portfolio or the Calvert Series,
  including management fees and other expenses..............   0.28       0.91



     The following table shows the fees and expenses of each Portfolio. Your investment in each Keynote Subaccount will bear its pro rata share of the fees and expenses of the Portfolio or Calvert Series in which it invests.



------------------------------------------------------------------------------------------------------
                                                                INTERMEDIATE
                                                     MONEY       GOVERNMENT       CORE
                                                    MARKET          BOND          BOND       BALANCED
                                                   PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO
------------------------------------------------------------------------------------------------------
 Management Fees.................................    0.25           0.35          0.35         0.45
------------------------------------------------------------------------------------------------------
 Other Expenses..................................    0.03           0.07          0.04         0.07
------------------------------------------------------------------------------------------------------
 Total Annual Portfolio Operating Expenses.......    0.28           0.42          0.39         0.52
------------------------------------------------------------------------------------------------------
 Fee Waiver and/or Expense Reimbursement(1)......      --           0.02            --         0.02
------------------------------------------------------------------------------------------------------
 Net Annual Portfolio Operating Expenses.........    0.28           0.40          0.39         0.50
------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                               VALUE &      EQUITY
                                                               INCOME       GROWTH      CALVERT
                                                              PORTFOLIO    PORTFOLIO    SERIES
-----------------------------------------------------------------------------------------------
 Management Fees............................................    0.45         0.62        0.70
-----------------------------------------------------------------------------------------------
 Other Expenses.............................................    0.03         0.03        0.21
-----------------------------------------------------------------------------------------------
 Total Annual Portfolio Operating Expenses..................    0.48         0.65        0.91
-----------------------------------------------------------------------------------------------
 Fee Waiver and/or Expense Reimbursement(1).................      --           --          --
-----------------------------------------------------------------------------------------------
 Net Annual Portfolio Operating Expenses....................    0.48         0.65        0.91
-----------------------------------------------------------------------------------------------


------------------

(1) The investment adviser to each Diversified Investors Portfolio has contractually agreed to waive its fees or reimburse the Portfolio for its expenses to the extent the annual expenses of the Portfolio exceed the following limitations: Money Market Portfolio (0.30%); Intermediate Government Bond Portfolio (0.40%); Core Bond Portfolio (0.40%); Balanced Portfolio (0.50%); Value & Income Portfolio (0.50%); and Equity Growth Portfolio (0.65%). Each of these agreements has a term of 10 years from the date of this prospectus.


Example


     This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract fees and expenses and portfolio company fees and expenses.


     If you (i) surrender your contract at the end of the applicable time period, (ii) annuitize at the end of the applicable time period or (iii) do not surrender your contract, you would pay the following expenses on a $10,000 investment, assuming a 5% annual rate of return.

     The following examples assume a 5% return each year (the assumption of a 5% return is required by the SEC for these examples and is not a prediction of any subaccount's future performance). These examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown. Premium taxes may also be applicable.


     The following example is based on fees after contractual waivers and reimbursements and reflects the imposition of the maximum mortality and expense risk charge of 1.25% which may be imposed by MONY.



                                                             AFTER     AFTER     AFTER     AFTER
SUBACCOUNT                                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------                                                   ------   -------   -------   --------
Money Market...............................................   $156     $483     $  834     $1,824
Intermediate Government Bond...............................   $168     $520     $  897     $1,955
Core Bond..................................................   $167     $517     $  892     $1,944
Balanced...................................................   $178     $551     $  949     $2,062
Value & Income.............................................   $176     $545     $  939     $2,041
Equity Growth..............................................   $193     $597     $1,026     $2,222
Calvert Series.............................................   $219     $676     $1,159     $2,493



     The following example is based on fees after contractual waivers and reimbursements and reflect the imposition of the 1.10% mortality and expense risk charge presently in effect.



                                                             AFTER     AFTER     AFTER     AFTER
SUBACCOUNT                                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------                                                   ------   -------   -------   --------
Money Market...............................................   $140     $437     $  755     $1,657
Intermediate Government Bond...............................   $153     $474     $  818     $1,791
Core Bond..................................................   $152     $471     $  813     $1,779
Balanced...................................................   $163     $505     $  871     $1,900
Value & Income.............................................   $161     $499     $  860     $1,878
Equity Growth..............................................   $178     $551     $  949     $2,062
Calvert Series.............................................   $204     $630     $1,083     $2,338

                        CONDENSED FINANCIAL INFORMATION
                             KEYNOTE SERIES ACCOUNT
                            ACCUMULATION UNIT VALUES



KEYNOTE SUBACCOUNT


                                                             UNIT VALUE
                                        ----------------------------------------------------
                                        DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                          1995       1996       1997       1998       1999
                                        --------   --------   --------   --------   --------
Equity Growth.........................   $25.58     $30.06     $37.99     $51.57     $70.57
Money Market..........................    14.35      15.00      15.71      16.45      17.18
Balanced..............................    21.25      24.62      29.12      32.46      35.91
Core Bond.............................    19.63      20.10      21.66      23.15      22.75
Value & Income........................    22.48      26.38      33.99      38.08      40.87
Intermediate Government Bond..........    13.84      14,21      15.13      16.07      16.18
Calvert Series........................    16.87      18.83      22.41      26.13      29.06

                                                             UNIT VALUE                              UNITS OUTSTANDING
                                        ----------------------------------------------------   ------------------------------
                                        DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                          2000       2001       2002       2003       2004       1995       1996       1997
                                        --------   --------   --------   --------   --------   --------   --------   --------
Equity Growth.........................   $58.57     $46.26     $35.00     $43.82     $46.70    201,470    237,959    242,846
Money Market..........................    18.11      18.67     $18.81     $18.84      18.91     58,026     56,311     47,018
Balanced..............................    34.75      32.55     $28.97     $33.73      36.13    145,593    156,241    163,289
Core Bond.............................    24.80      26.24     $28.36     $29.35      30.38     24,207     25,670     26,763
Value & Income........................    44.31      42.95     $36.00     $45.06      50.32    571,730    489,820    474,554
Intermediate Government Bond..........    17.53      18.52     $19.84     $19.94      20.03     50,325     47,901     14,366
Calvert Series........................    27.58      25.38     $22.05     $26.03      27.87     19,147     25,095     26,219

                                                                    UNITS OUTSTANDING
                                        --------------------------------------------------------------------------
                                        DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                          1998       1999       2000       2001       2002       2003       2004
                                        --------   --------   --------   --------   --------   --------   --------
Equity Growth.........................  247,234    142,912    142,030    110,873     81,284     74,686     68,770
Money Market..........................   40,999     13,122      9,488     14,818     21,373     16,085     10,564
Balanced..............................  167,348     77,105     67,074     60,898     52,976     48,109     47,323
Core Bond.............................   39,571     16,207     11,172     14,282     13,580      9,898      8,726
Value & Income........................  434,610    266,130    219,973    200,912    159,138    147,238    139,062
Intermediate Government Bond..........   27,614     13,708      9,742     23,408     35,823     14,922     12,729
Calvert Series........................   31,111     15,386     12,809     10,518     11,098     12,036     12,993


---------------

Further information about the performance of Keynote is contained in the Annual Report of Keynote which is available, free of charge, by contacting MONY at the address or at the telephone number set forth on the cover of this Prospectus. For more information about accumulation unit values, see "Determination of Unit Value," page 20.

THE CONTRACTS


     The Group Variable Annuity Contract(s) ("Contract(s)") described in this Prospectus are designed and offered as funding vehicles for retirement Plans maintained by state educational organizations, certain tax-exempt organizations, IRA Contractholders and for taxed organizations for Section 401(a) and/or
Section 401(k) Contracts and corporate nonqualified deferred compensation Contracts ("NQDC"). The Section 401(k) Contract will fund the benefits for tax-qualified pension and profit-sharing plans from employee/employer contributions of such organizations. The Section 403(b) Contract will purchase tax-deferred annuities for employees of these same organizations. The Section 457 Contract will provide deferred compensation eligible for deferred tax treatment. The Section 401(a) Contract will fund benefits for tax-qualified pension and profit-sharing Plans of such tax-exempt organizations as well as taxed subsidiaries of these organizations and stand-alone taxed organizations; the non-qualified deferred compensation Contracts ("NQDC") will fund benefits for taxed organizations. The Section 408 (Individual Retirement Account ("IRA")) Contract is a Group Variable Annuity Contract which will provide for on-going or rollover contributions from employees of tax-exempt or taxed organizations and from members and employees of associations. Section references are to the Internal Revenue Code of 1986, as amended (the "Code").

     Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.

     With respect to Section 401(a), Section 401 (k) and NQDC Contracts, the employer and/or the employee will make contributions pursuant to the terms and conditions of the underlying retirement Plan. As to the Section 403(b) and
Section 457 Contracts, the employer will make Purchase Payments for each participating employee pursuant to either a salary reduction agreement or an agreement to forego a salary increase under which the employee decides the level and number of Purchase Payments to his/her Accumulation Account, except with respect to employer-sponsored Section 401(a) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, the employer will make Purchase Payments on behalf of and as determined by each participating employee pursuant to a salary deduction agreement.

KEYNOTE


     Purchase Payments under the Contract(s) are allocated to Keynote which is a separate account of MONY. Keynote is divided into Subaccounts, six of which correspond to Diversified Investors Portfolios' Money Market, Intermediate Government Bond, Core Bond, Balanced, Value & Income, and Equity Growth Series, respectively. The Calvert Series Subaccount invests in the Calvert Series. The assets in each Subaccount are invested in the corresponding series of Diversified Investors Portfolios or the Calvert Series at their net asset value (See "Diversified Investors Portfolios" at page 14 and "Calvert Series" at page 13.) Each series of Diversified Investors Portfolios is managed by Diversified Investment Advisors, Inc. ("Diversified"). MONY Securities Corp., a wholly-owned subsidiary of MONY, is the principal underwriter and distributor. The Calvert Series is a series of Calvert Variable Series, Inc., (formerly, Acacia Capital Corporation,) (the "Fund") a diversified open-end management company whose investment adviser is Calvert Asset Management Company, Inc.


     The value of a Participant's Accumulation Account maintained in Keynote will vary based upon the investment experience of the series of Diversified Investors Portfolios or the Calvert Series to which Purchase Payments are allocated.


     The Calvert Series is an actively managed portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. A copy of the Calvert Series Prospectus appears at the end of this Keynote Prospectus. Diversified Investors Portfolios is an open-end, diversified management investment company which has six series with differing investment objectives available under the Contracts. See "Diversified Investors Portfolios" at page 14 herein.

CHARGES


     MONY makes daily charges against the net assets of Keynote at a maximum annual rate of 1.25%, consisting of 0.80% for mortality risks and 0.45% for administrative expense risks. The annual rate charged is 1.10% consisting of 0.70% for mortality risks and 0.40% for administrative expense risk. However, MONY reserves the right to charge a maximum fee of 1.25% upon notice thereafter. (See "Charges -- Charges for Mortality and Expense Risks" on page 16.) In addition, MONY reserves the right to deduct an annual contract charge, not to exceed $50, from a Participant's Accumulation Account (See "Charges -- Annual Contract Charge" on page 16.)


     In addition to the charges set forth above, Diversified, which serves as an investment adviser to each series of Diversified Investors Portfolios, and Calvert Asset Management Company, Inc., which serves as investment adviser to the Calvert Series, impose a charge against the net asset value of each series of Diversified Investors Portfolios or the Calvert Series, as appropriate, computed daily, for investment advisory services and other expenses.


     Premium taxes may be payable on annuity considerations. (See "Premium Tax" on page 17.)


CREDIT AND ALLOCATION OF PURCHASE PAYMENTS


     Purchase Payments will be credited to the Subaccounts designated by the Participant in the form of Units. The number of Units credited will not change but the dollar value of a Unit will vary depending upon the investment experience of the series of Diversified Investors Portfolios or the Calvert Series, as appropriate. (See "Credit of Purchase Payments" on page 20.)


REDEMPTION

     A Participant may redeem at any time prior to the time an annuity benefit takes effect and prior to his death all or a portion of the Units credited to his Accumulation Account without any charge, subject to any limitations in the underlying Plan. There are no redemption charges.


     A penalty tax may be payable under the Code upon the redemption of amounts from an Accumulation Account under the Contract and other significant withdrawal restrictions may be imposed by the Code. (See, "Section 403(b) Annuities" on page 26 and "Section 408 IRA Contracts" on page 28.)


TRANSFERS


     A Participant may transfer all or a portion of his/her Accumulation Account in Keynote among the various Subaccounts. No transfer charges are imposed, and there is no limit to the number of transfers, subject to the limitations described in the following section. While MONY has no present intention to do so, it reserves the right to impose transfer charges at a later date. Transfers may be made in writing or by telephone by calling (914) 697-8000. (See "Transfers" on page 19.) MONY reserves the right to discontinue allowing telephone transfers.


FREQUENT ALLOCATIONS OF PURCHASE PAYMENTS


     Frequent purchases and redemptions of investment in Keystone (and therefore indirectly in the underlying mutual fund shares) may interfere with the efficient management of a mutual fund's portfolio by its portfolio manager, increase portfolio transaction costs, and may also have a negative effect on the long term investors in the Subaccounts and the underlying mutual funds. For example, in order to handle large flows of cash into and out of the underlying mutual fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a fund's performance. In addition, the return received by long term investors may be reduced when allocations by other investors are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a fund's share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund's portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.


     Because of the potential harm to the Subaccounts and their long term investors, MONY has implemented policies and procedures that are intended to discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, a Subaccount may limit additional allocations of purchase payments directed to the Subaccount by Participants who are believed by the underlying fund manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent allocations of purchase payments. For this reason, MONY has not adopted any specific restrictions on allocations of purchase payments, but each Subaccount reserves the right to reject any allocation with or without prior notice to the Participant. It is the intent of these policies not to accommodate market timing. In cases where surveillance of a particular Participant account establishes what the underlying fund manager believes to be obvious market timing, MONY will seek to block future allocations of purchase payments by that Participant. Where surveillance of a particular Participant account indicates activity that the underlying fund manager believes could be either abusive or for legitimate purposes, the Subaccount may permit the Participant to justify the activity.



     The Subaccounts' policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Subaccounts reserve the right to modify these or adopt additional policies and restrictions in the future. Participants should be aware, however, that any surveillance techniques currently employed by the Subaccounts or other techniques that may be adopted in the future, may not be effective.



     As noted above, if a Subaccount is unable to detect and deter trading abuses, the Subaccount's performance, and its long term investors, may be harmed. In addition, because the Subaccounts have not adopted any specific limitations or restrictions on allocations of purchase payments, investors may be harmed by the extra costs and portfolio management inefficiencies that result from frequent allocations of purchase payments, even when the allocations are not for abusive purposes. Because the Subaccounts apply their policies and procedures in a discretionary manner, different Participants may be treated differently. The Subaccounts will provide advance notice to Participants of any specific restrictions allocations of purchase payments that the Subaccounts may adopt in the future.



     Additionally, the Diversified Investors Portfolios have adopted policies and procedures to prevent the selective release of non-public information about the portfolio holdings, as such information may be used for market-timing and similar abusive practices.


PAYMENT OPTIONS


     Unless a Fixed Annuity is elected, a Participant will receive a lump sum payment at the end of the Accumulation Period. The Contracts may provide for several Fixed Annuity options: Life Annuity, Life Annuity With Period Certain, Specified Fixed Period Annuity, Contingent Annuity and Contingent Annuity With Period Certain. For NQDC, an installment payment option may also be available. (See "Payment Options" on page 22.)


VOTING RIGHTS


     To the extent required by law, MONY will vote the interests in Diversified Investors Portfolios and the Calvert Series held in Keynote in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders; the Contractholders will instruct MONY in accordance with the instructions received from Participants. (See "Voting Rights" on page 24.)

DEATH BENEFIT


     If a Participant dies before the Annuity Purchase Date, the Accumulation Account value will be paid to his/her beneficiary in a lump sum. (See "Death Benefit" on page 21.)


DISTRIBUTION OF THE CONTRACTS


     MONY Securities Corporation ("MSC"), a wholly owned subsidiary of MONY, serves as the principal underwriter of the securities issued with respect to the Separate Account and distributor for the Contracts. The Contracts are no longer sold, but Purchase Payments may be made under existing Contracts. On or about June 6, 2005, subject to regulatory approval, AXA Advisors, LLC will replace MSC as principal underwriter of the Separate Account and distributor for the Contracts. (See "Distribution of the Contracts" on page 25.)


                                      MONY


     MONY Life Insurance Company ("MONY") is a stock life insurance company organized in 1998 under the laws of New York. Prior to 1998, the Company operated as The Mutual Life Insurance Company of New York, a mutual life insurance company. The Company is licensed to sell life insurance and annuities in 50 states (not including New York), the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. The principal office of MONY is located at 1290 Avenue of the Americas, New York, NY 10104. MONY is obligated to pay all amounts promised under the Contract.



     AXA Financial, Inc. ("AXA Financial"), a diversified financial services company, is the parent company of MONY. AXA Financial is a wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies. AXA Financial, Inc. and its consolidated subsidiaries managed approximately $598 billion in assets as of December 31, 2004.



     On July 8, 2004, AXA Financial completed its acquisition of the MONY Group Inc., which was, prior to that date, the parent company of MONY. The process of integrating the business operations of MONY with those of AXA Financial is expected to continue through 2005.


                             KEYNOTE SERIES ACCOUNT

     Keynote was established by MONY under New York Insurance Law on December 16, 1987 as a separate account. Keynote will hold assets that are segregated from all of MONY's other assets and at present is used only to support the Contracts. MONY is the legal holder of the assets in Keynote and will at all times maintain assets in Keynote with a total market value at least equal to the contract liabilities for Keynote. The obligations under the Contracts are obligations of MONY. Income, gains, and losses, whether or not realized, from assets allocated to Keynote, are, in accordance with the Contracts, credited to or charged against Keynote without regard to other income, gains, or losses of MONY. The assets in Keynote may not be charged with liabilities which arise from any other business MONY conducts. Keynote assets may include accumulation of the charges MONY makes against a Contract participating in Keynote. From time to time, any such additional assets may be transferred in cash to MONY's general account.

     Keynote is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of Keynote. For state law purposes, Keynote is treated as a part or division of MONY.

     There are currently seven Subaccounts within Keynote which are available for allocation of Purchase Payments under the Contracts. The Calvert Series Subaccount invests only in the Calvert Social Balanced Portfolio (the "Calvert Series"), a series of Calvert Variable Series, Inc. ("Calvert Variable"), an open-end management investment company registered with the SEC under the 1940 Act. The six other Subaccounts invest in six respective series of Diversified Investors Portfolios, an open-end diversified management investment company registered with the SEC under the 1940 Act. Set forth below is a brief description of the Calvert Series and Diversified Investors Portfolios. A full description of the Calvert Series, its investment objectives, policies and restrictions, its expenses, the risks attendant in investing therein and other aspects of its operations is contained in the accompanying prospectus for the Calvert Series. Full descriptions of the six series of Diversified Investors Portfolios, their investment objectives, policies and restrictions, their expenses, the risks attendant to investing therein and other aspects of their operations are set forth herein under "Diversified Investors Portfolios" at page 14. Further disclosure appears in the Statement of Additional Information. Each Participant should periodically consider his/her allocation among the Subaccounts in light of current market conditions and the investment risks attendant to investment in the various series of Diversified Investors Portfolios and the Calvert Series.


CALVERT SERIES

     The Calvert Series is a series of Calvert Variable Series, Inc. ("Calvert Inc."), a Maryland corporation registered with the SEC under the 1940 Act as an open-end management company, whose investment adviser is Calvert Asset Management Company, Inc. The shares of the Fund are currently sold only to insurance companies for allocation to their separate accounts to fund the benefits under certain variable annuity and variable life insurance policies issued by such companies. Because the Calvert Series sells its shares to insurance companies offering both variable annuity and variable life insurance policies, potential for conflict between the interests of Contractholders of these contracts may arise. The Board of Directors of the Fund will monitor the Calvert Series for the existence of any material irreconcilable conflict between interests of Contractholders of all separate accounts investing in the Calvert Series. If it is determined by a majority of the Board of the Fund that such conflict exists then MONY will take whatever steps are necessary to eliminate the material conflict, including withdrawing the assets allocable to some of the separate accounts from Calvert Series and reinvesting them in a different investment medium. For additional risk disclosure, see the Calvert Series prospectus which is contained in the last section of this Prospectus. Keynote will purchase and redeem shares from the Calvert Series at net asset value.

     The investment objective of the Calvert Series is set forth in the prospectus for the Calvert Series which appears at the end of this Prospectus. Briefly, the objective is to achieve a total return above the rate of inflation through an actively managed, diversified portfolio of common and preferred stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established for the Calvert Series. There can be no assurance that the objective of the Calvert Series will be realized.

DIVERSIFIED INVESTORS PORTFOLIOS

     Each of the other six Subaccounts of Keynote listed below invests exclusively in the corresponding series of Diversified Investors Portfolios set forth below:

           DIVERSIFIED SUBACCOUNT                 SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS
           ----------------------                 ------------------------------------------
Keynote Money Market Subaccount..............    Diversified Investors Money Market Portfolio
                                                 (the "Money Market Series")
Keynote Intermediate Government Bond
  Subaccount.................................    Diversified Investors Intermediate Government
                                                 Bond Portfolio (the "Intermediate Government
                                                 Bond Series")
Keynote Core Bond Subaccount (formerly the
  Keynote Long Term Bond Subaccount).........    Diversified Investors Core Bond Portfolio
                                                 (the "Core Bond Series")
Keynote Balanced Subaccount (formerly the
  Keynote Diversified/Balanced Subaccount)...    Diversified Investors Balanced Portfolio (the
                                                 "Balanced Series")
Keynote Value & Income Subaccount............    Diversified Investors Value & Income
                                                 Portfolio (the "Equity Income Series")
Keynote Equity Growth Subaccount.............    Diversified Investors Equity Growth Portfolio
                                                 (the "Equity Growth Series")

     Diversified Investors Portfolios is registered with the SEC under the 1940 Act as an open-end diversified management investment company. This registration does not involve supervision by the SEC of the management or investment practices or policies of Diversified Investors Portfolios.

     Diversified acts as investment adviser and administrator to each series of Diversified Investors Portfolios. With respect to each series of Diversified Investors Portfolios, Diversified has contracted for certain investment advisory services with one or more subadvisers. Diversified and the subadviser or subadvisers for a particular series of Diversified Investors Portfolios are referred to herein collectively as the "Advisers". The investment objectives of the series of Diversified Investors Portfolios currently available under the Contracts through Subaccounts are described briefly below. There can be no assurance that the investment objectives of any of the series will be met. An investor's interest in a Keynote Subaccount is neither insured nor guaranteed by the U.S. Government.

     Money Market Series: To provide liquidity and as high a level of current income as is consistent with the preservation of capital, primarily through investment in money market obligations with maturities of 397 days or less.

     Intermediate Government Bond Series: To provide as high a level of current income as is consistent with the preservation of capital, primarily through investment in U.S. Government and U.S. Government agency and instrumentality securities with short and intermediate maturities and high quality short-term obligations.

     Core Bond Series: To achieve the maximum total return, primarily through investment in investment grade debt securities, U.S. Government and U.S. Government agency and instrumentality securities, collateralized mortgage obligations guaranteed by these agencies and instrumentalities and high quality short-term obligations.

     Balanced Series: To provide a high total return consistent through investment in a broadly diversified mix of stocks, bonds and money market instruments.

     Value & Income Series: To provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective.

     Equity Growth Series: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above-average growth in earnings; current income is a secondary objective.


     See "Diversified Investors Portfolios" at page 14 and the Statement of Additional Information for more information on each series.

                                    CHARGES

CHARGES FOR MORTALITY AND EXPENSE RISKS

The maximum daily charges against Keynote for mortality and expense risks assumed by MONY are computed and deducted from the value of the net assets of Keynote. This maximum daily charge will be at the rate of 0.003425% (equivalent to an annual rate of 1.25%) of the average daily net assets of Keynote. The daily charge will be deducted from the net asset value of Keynote, and therefore the Subaccounts, on each Valuation Date. Where the previous day (or days) was not a Valuation Date, the deduction on the Valuation Date will be 0.003425% multiplied by the number of days since the last Valuation Date. The sum of these charges on an annual basis will not exceed 1.25% of the average net assets invested in Keynote. Of this charge, MONY estimates that 0.80% is for mortality risk and 0.45% is for expense risk. (The daily charge from Keynote based on an annual mortality and expense risk rate of 1.10% (0.70% for mortality risks and 0.40% for administrative expense risks), which was effective May 1, 1994, is 0.030139%.

     The mortality risk is that individuals may live for a longer period of time than projected and therefore a greater amount of annuity benefits than projected will be payable. The expense risk is that expenses incurred in issuing and administering the Contract will exceed the administrative expense charge provided in the Contract. MONY believes that this level of charge is within the range of industry practice for comparable group variable annuity contracts.

     Sales distribution expenses and any other expenses in excess of the described charges will be paid from MONY's general account and not directly from Keynote or from the mortality and expense risk charges. However, asset charges for MONY's assumption of mortality and expense risks might be a source of contribution to the surplus in MONY's general account.

ANNUAL CONTRACT CHARGE


     MONY reserves the right to deduct an annual contract charge from a Participant's Accumulation Account to reimburse MONY for administrative expenses relating to the maintenance of the Contracts. MONY has no present intention to impose such a charge; however, MONY may, in the future, impose such a charge in accordance with the provisions of the Contracts. Any such annual charge will not exceed $50. MONY also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future.


INVESTMENT MANAGEMENT FEE

     Because Keynote purchases interests in certain series of Diversified Investors Portfolios and the Calvert Series, the net assets of Keynote will reflect the investment management fee and other expenses incurred by those series of Diversified Investors Portfolios and the Calvert Series.


     Diversified serves as the investment adviser to each series of Diversified Investors Portfolios. For information with respect to the arrangements under which Diversified provides such advisory services, including charges and arrangements with subadvisers, reference is made to the information set forth under "Management of Diversified Investors Portfolios" at page 46.



     Calvert Asset Management Company, Inc. ("CAMCO") (4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814) is the investment adviser to the Calvert Series and provides day-to-day investment management services to the Calvert Series. It has been managing mutual funds since 1976. CAMCO is the investment adviser for over 25 mutual funds, including the first and largest family of socially screened funds. As of March 31, 2005, CAMCO had over $10 billion in assets under management.


     CAMCO uses a team approach to its management of the Calvert Series. Reno J. Martini, Senior Vice President and Chief Investment Officer, heads this team and oversees the management of all Calvert Funds for CAMCO. Mr. Martini has over 15 years of experience in the investment industry and has been the head of CAMCO's asset management team since 1985.

     Calvert, Inc. has obtained an exemptive order from the Securities and Exchange Commission to permit the Calvert Series, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with subadvisers without shareholder approval.

PREMIUM TAX

     Under the laws of certain jurisdictions, premium taxes are payable on annuity considerations which can include Purchase Payments or the Accumulation Account under the Contracts. Any applicable premium taxes will generally be deducted when the Accumulation Account under a Contract is applied to purchase an annuity. Under present laws, the range of premium taxes is from 0.5% to 3.5%. Attached as an Appendix to this Prospectus is a schedule of applicable premium taxes payable upon annuitization which are in effect as of the date of this Prospectus. The laws of the various jurisdictions relating to annuity taxes and the interpretations of such laws are subject to changes which may affect the deductions, if any, under the Contracts for such taxes.

                            SUMMARY OF THE CONTRACTS

ELIGIBLE PURCHASERS

     State educational organizations and organizations that qualify for tax-exempt status under Code Section 501(c)(3), including associations thereof that qualify for tax-exempt status under Code Section 501(c)(3), are eligible purchasers. In addition, any organization qualifying as an IRA Contractholder may purchase an IRA Contract. Any type of non-profit organization as well as taxed subsidiaries of tax-exempt organizations and taxed stand-alone organizations may purchase a Section 401(a) and/or a Section 401(k) or an NQDC Contract(s).

OWNERSHIP

     The employer or association purchasing a Contract is the owner of the Contract for the benefit of the Participants. The Contract will cover all eligible Participants under a Plan. Each Participant will receive a certificate at the time his/her first annuity payment becomes payable, or earlier, if required by applicable law. The certificate summarizes the Participant's benefits under the Contract.

PURCHASE PAYMENTS

     With respect to the Section 401(a) Contract, the employer and/or employee will make contributions pursuant to the underlying retirement Plan. The Section 401(k) and NQDC Contracts will accept employer and/or employee contributions pursuant to the terms and conditions of the underlying Plan. As to the Section 403(b) Contract, the employer will make Purchase Payments in accordance with a salary reduction agreement or an agreement to forego a salary increase, except with respect to employer-sponsored Section 403(b) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, the employer will make Purchase Payments on behalf of and as determined by each participating employee pursuant to a salary reduction agreement. An Accumulation Account will be established for each Participant which will record the number of Units held in each Subaccount. Purchase Payments may be allocated among any of the Subaccounts.

     All Purchase Payments in Keynote credited to an Accumulation Account are vested and nonforfeitable. However, Purchase Payments made by employers, including all such payments made under a Section 401(a) Contract, which are not the result of a reduction in salary or a give up in salary agreement, under an employer-sponsored Plan may be forfeitable but are generally subject to the vesting requirements, where applicable, of the Employee Retirement Income Security Act of 1974, as amended. In general, all Purchase Payments made to the NQDC and Section 457 Contracts may be forfeitable even though partially or fully vested.

EMPLOYER SPONSORED PLAN REQUIREMENTS

     Since the Contracts are intended to implement the Plans of state educational organizations, organizations that qualify for tax-exempt status under Code Section 501(c)(3), IRA Contractholders and, in the case of Section 401(a) and/or Section 401(k) and NQDC Contracts, for taxed subsidiaries of such organizations and stand-alone taxed organizations and since such Plans may be sponsored by employers or associations who may have their own desires regarding certain Plan details and the manner in which the Plan is to be administered, there will be some variations in details in the Contract and Plan to reflect such desires. Reference to the provisions of the Plan in which the individual is a Participant must be made in all cases for particulars.

RIGHTS OF THE PARTICIPANT UNDER THE CONTRACT

     There are no stipulated or required Purchase Payments to be made under the Contract. Except for the 15 days prior to a Participant's Annuity Purchase Date (See "Annuity Purchase Date" at page 21) during which no Purchase Payments will be accepted by MONY, an employer may make Purchase Payments during a Participant's Accumulation Period in the amount authorized by the Participant. The Contract permits the Participant to elect his/her Annuity Purchase Date, to allocate Purchase Payments, to redeem all or a portion of the Units in his/her Accumulation Account, to designate beneficiaries, and to elect Fixed Annuity options, except that employer-sponsored Plans may affect these rights.

     During a Participant's Accumulation Period, one's rights and those of the Contractholder or IRA Contractholder shall be as set forth in the Contract and Plan. On and after the Annuity Purchase Date, or on the Participant's death, if earlier, all rights, as specified in the Contract and Plan, shall belong to the Participant or beneficiary as the case may be.

RIGHTS UPON SUSPENSION OF CONTRACT OR TERMINATION OF PLAN

     403(b) Contract


     In the event that the making or receipt of all Purchase Payments under certain 403(b) Contracts is discontinued or a Contractholder discontinues Purchase Payments for a Participant, MONY shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under one of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract, (2) to be paid to him/her in cash, or
(3) in the event of suspension of the Contract or termination of the Plan, to be transferred to an alternate funding agency (e.g., another insurance company). Certain other 403(b) Contracts require the Contractholder, not MONY, to give written notice thereof to Participants.


     401(a) Contract/401(k) Contract and NQDC Contracts

     If the Contractholder terminates its Plan or discontinues Purchase Payments, it is the Contractholder's responsibility, and not MONY's, to give written notice thereof to the affected Participants. In such cases, the Contractholder shall elect to have the entire balance held under the Contract applied under one of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract; (2) to be transferred to an alternate funding agency (e.g., another insurance company); or (3) to purchase deferred, paid-up life annuity benefits for Participants.

     457 and 408(IRA) Contracts


     If the Contractholder terminates its Plan or the Contractholder or IRA Contractholder discontinues purchase payments for a Participant or itself, MONY shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under either of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract or (2) to be paid to him/her in cash, except that, under the terms of certain 457 Contracts, the Contractholder, not AUSA, shall give notice to affected Participants.


FAILURE OF QUALIFICATION


     In the event that a Plan, Contractholder or IRA Contractholder or a Participant thereunder becomes ineligible for any previously applicable tax benefits under the Code, MONY upon notice thereof may refuse during the period of such ineligibility to accept Purchase Payments with respect to that Plan or Participant. A failure of qualification under a particular Contract shall have no effect on other issued and outstanding Contracts.


TRANSFERS

     No transfers may be made between any of the Contracts; however, the following transfers are permissible with respect to each Contract.

     401(a), 401(k), 403(b), 457, 408(IRA) and NQDC Contracts

     A Participant may transfer all or a portion of his/her Accumulation Account in Keynote among the various Subaccounts. No transfer charges are imposed, and there is no limit to the number of transfers permitted. While MONY has no present intention to do so, MONY reserves the right to impose transfer charges at a later date.


     Transfers from the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity and 408(IRA) Contracts to a Participant's Accumulation Account under the Keynote Contracts are permitted only to the Subaccounts which invest in the Balanced Series, Equity Income Series, Equity Growth Series or Calvert Series. Transfers from a Participant's Accumulation Account under the Keynote Contracts to the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group

Fixed Annuity Contracts are permitted, subject to certain restrictions in both Contracts. Certain other restrictions which apply to transfers from the MONY
Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity and 408(IRA) Contracts to the Keynote Contracts are contained in the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity and Section 408(IRA) Contracts.


     Transfers may be made in writing or by telephoning (914) 697-8000. Transfers are effective within 48 hours of receipt of instructions. All Participants should be aware that a transfer authorized by telephone and reasonably believed to be genuine by MONY may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. MONY will employ reasonable procedures, including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that MONY fails to use reasonable procedures to verify the genuineness of telephone instructions, MONY may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

                            RIGHTS RESERVED BY MONY

     Subject to compliance with applicable laws and, when required by law, approval of the Contractholders, IRA Contractholders, NQDC Contractholders and/or Participants and any appropriate regulatory authority, MONY reserves the right to make the following changes:

     (1) To operate Keynote in any form permitted under the 1940 Act or in any other form permitted by law;

     (2) To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

     (3) To transfer any assets in a Subaccount of Keynote to another Subaccount of Keynote, or to one or more separate accounts, or to MONY's general account to the extent permitted by law or to add, combine or remove Subaccounts in a separate account;

     (4) To substitute, for the interests in a series of Diversified Investors Portfolios or the Calvert Series held in any Subaccount, interests in another series of Diversified Investors Portfolios or interests in another investment company or any other investment permitted by law; and

     (5) To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions or as may be required or permitted by applicable laws affecting Keynote or the Contracts.

                              CREDIT OF PURCHASE PAYMENTS

     A Participant's initial Purchase Payment will be credited to the Participant's Accumulation Account to provide Units as of a Valuation Date for the Valuation Period, not later than (1) two business days after receipt of the Purchase Payment by MONY at 4 Manhattanville Road, Purchase, New York 10577, if the contract application and/or Participant's enrollment form is complete upon receipt, or (2) two business days after an application and/or enrollment form which is incomplete upon receipt by MONY is made complete, provided that if such information is not made complete within five business days after receipt, (i) the prospective Participant will be informed of the reasons for the delay, and
(ii) the initial Purchase Payment will be returned immediately and in full, unless the prospective Participant specifically consents to MONY retaining the Purchase Payment until such information is made complete.

     Subsequent Purchase Payments will be credited to the Participant's Accumulation Account to provide Units as of the Valuation Date for the Valuation Period in which the Purchase Payment is received in good order by MONY.

ALLOCATION OF PURCHASE PAYMENTS

     Upon receipt of a Purchase Payment, it will be credited to the Subaccount designated by the Participant in the form of Units. The number of Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount(s) by the Unit value of that Subaccount for the

Valuation Date for the Valuation Period on which the Purchase Payment is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar allocation value of a Unit will vary in amount depending upon the investment experience of the applicable Subaccount.

     Allocation instructions may be changed at any time by sending to MONY a correctly completed allocation form. Any change in allocations will be effective within 10 business days following receipt of the allocation form by MONY. If an allocation form is incorrectly completed, Purchase Payments will be credited in accordance with the most recent allocation form on record. MONY reserves the right to limit a Participant's right to change allocation instructions to four times a calendar year.

DETERMINATION OF UNIT VALUE

     The Unit value for each of the Subaccounts was established at $10 for the first Valuation Date. The Unit value for a Subaccount for any subsequent Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where

     (a) is the aggregate net asset value on the Valuation Date of all investments by the Subaccount in the series of Diversified Investors Portfolios or the Calvert Series in which the Subaccount invests, and

     (b) is the mortality and expense risk charge accrued as of that Valuation Date, and

     (c) is the total number of Units held in the Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

                                 DEATH BENEFIT

     Under a Section 403(b), Section 457 and Section 408(IRA) Contract, if a Participant dies before the Annuity Purchase Date (See "Annuity Purchase Date" on page 20), the value of his/her Accumulation Account will be paid to the beneficiary in a lump sum. If the beneficiary is under the age of 75 at the time of the Participant's death, the beneficiary may elect to have this lump sum applied to provide a Fixed Annuity. A lump sum payment to some extent may be taxed as ordinary income to the beneficiary in the year received. A beneficiary should consider the possible tax advantages to electing an annuity. (See "Section 403(b) Annuities" on page 24). Under a Section 401(a) and/or Section 401(k) Contract, however, the underlying tax-qualified Plan is generally required to provide that in the case of a married Participant, a survivorship annuity death benefit will be paid to the surviving spouse if the Participant dies prior to retirement. In each case involving a Section 401(a) and/or Section 401(k) Contract, reference must be made to the underlying Plan for particulars.

     If the Participant dies before the Annuity Purchase Date, his/her entire interest must generally be distributed within five (5) years after the date of death, or if payable to a designated beneficiary must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, within one year after the date of death. If the beneficiary is the Participant's spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Participant would have attained age 70 1/2; if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant (owner).

     If a lump sum payment is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period in which a certified copy of the death certificate evidencing the Participant's death is received by MONY. If a Fixed Annuity is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period of the beneficiary's Annuity Purchase Date. For Section 401(a) and/or Section 401(k) and NQDC Contracts, the underlying Plan should be consulted to determine the options available.

     For NQDC Contracts, the remaining value will be paid to a designated beneficiary. If no such beneficiary is so designated or in existence, the remaining value will be paid in the following order: Participant's (1) spouse,
(2) children, (3) parents, (4) siblings and (5) estate.

     For all Contracts except NQDC Contracts, the death benefit is guaranteed to be not less than the total amount of all contributions, less any withdrawals, made by the Participant.

                   REDEMPTION DURING THE ACCUMULATION PERIOD


     For Section 403(b), Section 457 and Section 408(IRA) Contracts and subject to applicable federal tax law restrictions, a Participant at any time during his/her Accumulation Period and prior to his/her death may redeem all or a portion of the Units credited to the Accumulation Account. There is no redemption charge. (See "Federal Income Tax Status" on page 26.)


     The Accumulation Account value redeemed or the Units remaining after a partial redemption will be determined on the Valuation Date for the Valuation Period in which a written request for a redemption on a form approved by MONY is received by MONY. The Accumulation Account will be reduced by the lesser of the number of Units obtained by dividing the amount of the redemption request by the Unit value for that day or the number of Units remaining in the Accumulation Account.

     A full or partial redemption payment will be made within seven days after receipt of the written request. A request for a partial redemption must specify the Subaccount(s) from which the partial withdrawal is to be made. Payment may be postponed as permitted by the 1940 Act. Currently, deferment is permissible only when the New York Stock Exchange is closed or trading is restricted, when an emergency exists as a result of which disposal of the interests in Diversified Investors Portfolios or Calvert Series held by Keynote is not reasonably practicable or it is not reasonably practicable to determine fairly the value of these assets, or when the SEC has provided for such deferment for the protection of Participants.


     A withdrawal will generally have federal income tax consequences which may include penalties. (See "Federal Income Tax Status" on page 26.)


     With respect to Section 401(a) and Section 401(k) or NQDC Contracts, the ability to withdraw funds during the Accumulation Period is generally more limited; however, in each instance the underlying Plan document should be consulted to determine what options, if any, are available.

                                PAYMENT OPTIONS


     With respect to Section 403(b), Section 457 and Section 408(IRA) Contracts, unless a Fixed Annuity as described at page 23 is elected, payment to the Participant shall be made at the end of his/her Accumulation Period in a lump sum calculated in the same manner as if a total withdrawal request of one's Accumulation Account had been received by MONY on his/her Annuity Purchase Date. (See above for, "Redemption During the Accumulation Period".) However, Section 401(a) and Section 401(k) and NQDC Contracts provide the funding for the Plans and reference to the particular Plan must be made in each case for details. For example, tax-qualified Plans must generally provide by law that in the case of a married Participant who does not properly elect otherwise, retirement annuity benefits will be paid in the form of a contingent annuity with a survivorship annuity benefit for his surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living. For NQDC Contracts, the employer may also provide for installment payments without the purchase of an annuity.


ANNUITY PURCHASE DATE

     The Annuity Purchase Date is the first day of the month coincident with or following the receipt by MONY of written notice, submitted through the Participant's employer, of the Participant's retirement (i.e., the termination of employment with his/her employer). Subject to the terms of the Plan, a Participant may elect to retire at any time and receive annuity benefits. As a general rule, benefits must begin no later than April 1 of the calendar year following the year in which the Participant attains age 70 at which time an election to receive an annuity or lump sum benefit must be made.

     In the case of a beneficiary who elects a Fixed Annuity, the Annuity Purchase Date will be the first day of the month following receipt by MONY of the election of a Fixed Annuity; however, if any election is received during the last 15 days of a month, the Annuity Purchase Date will be the first day of the second month after receipt of the election.

     For Section 408(IRA) Contracts, the Annuity Purchase Date is the date the annuity first begins under the terms of the IRA Contract.

FIXED ANNUITY

     Fixed Annuity payments are not made from Keynote but are made from the general account of MONY which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general account have not been registered under the Securities Act of 1933, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. The SEC staff has not reviewed the disclosures in this Prospectus that relate to the Fixed Annuity payments and interests in the general account. Disclosures regarding Fixed Annuity payments and the general account in this Prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than $20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity.

FIXED ANNUITY OPTIONS

     The following Fixed Annuity options may be available:

      (i) Life Annuity -- Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if he/she died prior to the date of the first annuity payment.

      (ii) Life Annuity With Period Certain -- Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the beneficiary will receive payments for the duration of the period. The period certain may be any number of years between 5 and 20 inclusive.

     (iii) Specified Fixed Period Annuity -- Annuity payments will be made for a specified fixed period elected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for any number of years between 10 and 30 years inclusive.

     (iv) Contingent Annuity -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant") with payments continued during the remaining lifetime of the contingent annuitant. Annuity payments to the contingent annuitant may be made in the same amount paid while both annuitants lived or a lesser percentage of this amount. For Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit.

         If the contingent annuitant dies before the first annuity payment to the annuitant, the contingent annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Contingent Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.

      (v) Contingent Annuity With Period Certain -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant"). Annuity payments to the contingent annuitant may be in the same amount as paid to the annuitant or a lessor percentage of that amount and will be made for a period certain of any number of years between 5 and 20 years inclusive.

     The Life Annuity With Period Certain and the Specified Fixed Period Annuity may only be elected for a number of years that will not exceed an annuitant's life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be.

     The annuity purchase rates for these Fixed Annuity benefits shall not exceed, during the first 10 years of the Contracts, the maximum rates set forth in the Contracts. Thereafter, the annuity purchase rate will be the rate declared by MONY for all Fixed Annuity benefits purchased under the applicable Contract in the same Contract Year in which the Annuity Purchase Date occurs. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant's Accumulation Account value on the Annuity Purchase Date, (ii) the applicable annuity purchase rate on the Annuity Purchase Date which will reflect the age of the Participant and (iii) the type of Fixed Annuity option elected.

PAYMENTS TO A BENEFICIARY FOLLOWING THE ANNUITANT'S DEATH

     If any annuity payment is payable to the beneficiary after the death of an annuitant on or after his/her Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the beneficiary. If the benefit is payable to more than one beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving beneficiary, MONY shall pay the commuted value of any remaining payments in a lump sum cash payment to the estate of such last surviving beneficiary in lieu of any further income payments.

     The annuitant's beneficiary may direct in writing to MONY that any income payable after the death of the annuitant or contingent annuitant be terminated and a single commuted value be paid to the beneficiary. The commuted values referred to above shall be based upon the value of the payments for the balance of the period certain determined as of the date MONY receives written notice of the beneficiary's election to receive the commuted value on the basis of the interest rate (compounded annually) inherent in the annuity purchase rate applied to provide the annuitant's Fixed Annuity.

                                 VOTING RIGHTS

     The assets held in the Subaccounts of Keynote will be invested in the corresponding series of Diversified Investors Portfolios or the Calvert Series. MONY is the legal holder of these interests and shares held in a Subaccount and as such has the right to vote to elect the governing Boards of Diversified Investors Portfolios and the Fund, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent required by law, MONY will vote at regular and special shareholder meetings in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. The record date for any such vote shall be selected by the governing Boards of Diversified Investors Portfolios or the Calvert Series. MONY will furnish Contractholders, IRA Contractholders and NQDC Contractholders with the proper forms to enable them to give it these instructions.

     Each Contractholder, IRA Contractholder and NQDC Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Subaccount of Keynote, with fractional votes for amounts less than $100. These votes, represented as votes per $100 of Accumulation Account value in each Subaccount of Keynote, are converted into a proportionate number of votes in beneficial interests in a series of Diversified Investors Portfolios or shares of the Calvert Series. Interests held in each Subaccount for which no timely instructions from Contractholders, IRA Contractholders or NQDC Contractholders are received will be voted by MONY in the same proportion as those interests in that Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, MONY may elect to vote in its own right.

     A Participant will have the right to instruct the Contractholder, IRA Contractholder or NQDC Contractholder with respect to interests in the series of Diversified Investors Portfolios or the Calvert Series attributable to his/her portion of the Accumulation Account held in each Subaccount of Keynote.

Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Subaccount of Keynote and stating his/her right to instruct the Contractholder as to how to vote such interest. MONY will provide voting instruction materials to the Contractholder, IRA Contractholder or NQDC Contractholder and to the Participants.

     The Contractholder, IRA Contractholder and NQDC Contractholder shall provide voting instructions to MONY with respect to interests attributable to the Accumulation Account values held in a Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder, IRA Contractholder or NQDC Contractholder will instruct MONY to vote these interests in the same proportion as those shares for which instructions from Participants are received.

     Matters on which the Contractholder, IRA Contractholder or NQDC Contractholder may give voting instructions include the following: (1) election of the governing Boards Diversified Investors Portfolios or the Fund; (2) ratification of the independent accountant of Diversified Investors Portfolios or the Calvert Series; (3) approval of any change in the Investment Advisory Agreement or any Subadvisory Agreement for a series of Diversified Investors Portfolios or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); (4) any change in the fundamental investment policies of a series of Diversified Investors Portfolios or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); and (5) any other matter requiring a vote of the shareholders of Diversified Investors Portfolios or the Calvert Series. With respect to approval of the Investment Advisory Agreements or Subadvisory Agreements or any change in a fundamental investment policy, Contractholders, IRA Contractholders and NQDC Contractholders participating in that Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act.

     MONY may, if required by state insurance officials, disregard voting instructions if those instructions would require voting to cause a change in the subclassification or investment objectives or policies of one or more of the series of Diversified Investors Portfolios or the Calvert Series, or to approve or disapprove an investment adviser or principal underwriter for one or more series of Diversified Investors Portfolios or the Calvert Series. In addition, MONY may disregard voting instructions that would require changes in the investment objectives or policies of any series of Diversified Investors Portfolios or the Calvert Series or in an investment adviser or principal underwriter for Diversified Investors Portfolios or the Calvert Series, if MONY reasonably disapproves those changes in accordance with applicable federal regulations. If MONY disregards voting instructions, it will advise Contractholders, IRA Contractholders, NQDC Contractholders and Participants of that action and its reasons for the action in the next semiannual report to Contractholders, IRA Contractholders, NQDC Contractholders and Participants.

                         DISTRIBUTION OF THE CONTRACTS


     MONY Securities Corporation ("MSC"), a wholly owned subsidiary of MONY, serves as the principal underwriter of the securities issued with respect to the Separate Account and distributor for the Contracts. MSC also acts as the distributor for other variable insurance products offered by MONY. MSC is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The principal place of business of both MSC and MONY is 1290 Avenue of the Americas, New York, NY 10104.



     The Contracts are no longer sold, but Purchase Payments may be made under existing Contracts. The Contracts were sold by registered representatives of MSC and by financial professionals of other broker-dealers that entered into selling agreements with MSC. The maximum commission currently paid is 1% of additional Purchase Payments.



     On or about June 6, 2005, subject to regulatory approval, registered representatives of MSC will become registered representatives of AXA Advisors, LLC ("AXA Advisors"). Also, AXA Advisors will replace MSC as principal underwriter of the Separate Account and distributor for the Contracts. Accordingly, upon regulatory approval and implementation of the transactions described above, references in this prospectus to MSC shall thereafter be considered references to AXA Advisors. AXA

Advisors (the successor to EQ Financial Consultants, Inc.), an affiliate of MONY and AXA Equitable Life Insurance Company, is registered with the SEC as a broker-dealer and is a member of the NASD. Its principal business address is 1290 Avenue of the Americas, New York, NY 10104. AXA Advisors also acts and will act as distributor for other AXA Equitable and MONY annuity products.


                           FEDERAL INCOME TAX STATUS

     The ultimate effect of federal income taxes on Fixed Annuity payments and on the economic benefit to the Participant, annuitant, payee and beneficiary depends on the tax and employment status of the individual concerned.

     The discussion which follows on the treatment of MONY and of the Contracts under federal income tax law is general in nature, is based upon MONY's understanding of current federal income tax laws, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other tax laws. Each Contractholder, IRA Contractholder, NQDC Contractholders and Participant contemplating investment in the Contracts should consult a qualified tax adviser.

     Participants receiving large distributions (generally those in excess of $150,000 (as indexed) per year; or lump sum distributions in excess of $750,000 (as indexed)) from qualified retirement Plans, including those funded through
Section 401(a), Section 408(IRA) and Section 403(b) Contracts, may be subject to a 15% excise tax on their distributions in excess of a specified amount. The Small Business Job Protection Act of 1996 suspended the imposition of the excess distribution excise tax in 1997, 1998 and 1999. Finally, the Taxpayer Relief Act of 1997 has repealed the excise tax (and a related estate tax on excess retirement accumulations) for all subsequent years.

TAX TREATMENT OF MONY

     MONY is taxed as a life insurance company under Part I, Subchapter L of the Code. Investment income from the assets of Keynote are reinvested and taken into account in determining the value of Keynote. Under existing federal income tax law, the investment income of Keynote, including realized capital gains, is substantially not taxed to MONY.

TAXATION OF DIVERSIFIED INVESTORS PORTFOLIOS

     Diversified Investors Portfolios is organized as a New York trust. None of its series are subject to any income or franchise tax in the State of New York. Each of its series, since it is taxed as a partnership, is not subject to federal income taxation. MONY, as an investor in a series of Diversified Investors Portfolios, will be taxable on its share (as determined in accordance with the governing instruments of Diversified Investors Portfolios) of such series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder. See "Tax Treatment of MONY" above.

SECTION 403(B) ANNUITIES

     Purchase Payments made under a Contract meeting the requirements of Section 403(b) of the Code afford certain federal income tax benefits to employees of state educational organizations, and organizations which are tax-exempt under
Section 501(c)(3) of the Code.

     The employer may make contributions to the Contract or the employer may agree with the Participant that in return for employer contributions to the Contract, the Participant will take a reduction in salary or give up a salary increase. The agreement may not be changed with respect to earnings of the Participant while the agreement is in effect. The Participant can only make one agreement with his/her employer during the year, but the Participant may terminate the agreement at any time with respect to amounts not yet earned. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

     Purchase Payments meeting the requirements of Sections 402(g), 403(b) and 415 of the Code are not includable in the gross income of the Participant at the time they are made. Under Section 402(g) of the Code, Purchase Payments made under a reduction in salary or a give up in salary increase agreement ("elective deferrals") are excluded from a Participant's gross income to the extent of $13,000 in 2004 (this limit is currently scheduled to increase $1,000 per year until 2006 and thereafter to be adjusted for inflation). The Section 402(g) limit will be reduced on a dollar for dollar basis by employee pre-tax elective deferrals made by that individual under a Section 401(k) Plan, a simplified employee pension plan, or other tax deferred annuity. All Purchase Payments under a Section 403(b) Contract are subject to the requirements of Section 415 of the Code, which in general limit contributions by or on behalf of a Participant to the lesser of $40,000 (an amount subject to indexation for inflation) or 100% of the Participant's compensation. Participants under a
Section 403(b) Contract who have attained age 50 may be entitled to exceed the limits of Sections 402(g) and 415 by up to $1,000 in 2002 (an amount currently scheduled to increase $1,000 per year until 2006 and thereafter to be adjusted for inflation) and certain Participants with 15 or more years of service with their Plan sponsor may be eligible for an increase of up to $3,000 per year in the Section 415 limit (subject to a lifetime maximum of $15,000 or if less the amount by which they are deemed to have undercontributed in prior years). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of any underlying retirement Plan.

     When Fixed Annuity payments commence, or if the Participant obtains a partial or full redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Purchase Payments originally included as gross income made by the Participant will not be taxed. Full redemptions do not qualify for special capital gains treatment nor 5-year income averaging applicable to qualified plan lump sum distributions. However if a Participant makes a full redemption after attaining age 59 1/2 or on account of a separation from service, he/she may delay including the distribution in income by making a rollover transfer, subject to requirements set by the Code, to an Individual Retirement Account (IRA), Section 403(b) annuity or an employer's Section 401(a)/401(k) Plan or a governmental employer's Section 457 Plan eligible and willing to accept such a rollover. A partial redemption of at least 50% of the balance to the credit of a Participant on account of a separation from service may be rolled over to an Individual Retirement Account, subject to requirements set by the Code.

     If the Participant receives any amount under the Contract that does not qualify under one of the exceptions listed in the next sentence, the Participant must pay an additional tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax shall not apply to distributions which are (1) made on or after the date on which the Participant attains age 59 1/2, (2) made to a beneficiary on or after the death of the Participant, (3) attributable to the Participant's becoming permanently disabled, (4) made after separation from service in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his beneficiary, (5) made to a Participant after separation of service after attainment of age 55, (6) made to a Participant for medical care (not to exceed the amount deductible by the employee), or (7) paid to alternate payees under a qualified domestic relations order.

     Restrictions on Withdrawals of Elective Contributions. Any funds in the Participant's account balance other than funds attributable to assets held at the close of the last year beginning before January 1, 1989 will be restricted from withdrawal except upon attainment of age 59 1/2, severance from employment, death, disability or hardship (hardship withdrawals are to be limited to the amount of the Participant's own contributions exclusive of earnings). However, any funds in the Participant's account balance attributable to employer contributions, if any, and the earnings thereon will not be restricted unless specifically provided for by the employer's plan.

     In tax years beginning after 1988, Section 403(b) Plans (other than church plans) will be subject to nondiscrimination and coverage requirements, as well as special rules with respect to minimum distributions.

SECTION 401(A) PLANS

     An employer maintaining a pension or profit sharing Plan which satisfies the requirements of Section 401(a) of the Code may make contributions to the Contract which are generally currently deductible by the employer and are not currently taxed to the Participants. The Code prescribes various limitations on the maximum amount which may be contributed on behalf of any Participant. Generally, annual contributions on behalf of a Participant may not exceed the Section limits, i.e., the lesser of $40,000 (as indexed) or 100% of such Participant's compensation. In the case of a 401(k) plan, the annual deferral limit for the Participant's elective contributions under Section 402(g) of the Code is $12,000 in 2003 (this limit is currently scheduled to increase $1,000 per year until 2006 and thereafter to be adjusted for inflation). In addition, Participants may make after-tax contributions to the Contract if their Section 401(a) Plan permits subject to the Section 415 limits and Participants who have attained age 50 may be entitled to exceed the dollar limits of Section 402(g) and 415 by up to $1,000 in 2002 (an amount currently scheduled to increase $1,000 per year until 2006 and thereafter to be adjusted for inflation). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of the underlying Section 401(a) Plan.

     When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax Purchase Payments will not be taxed. Full redemptions to participants born before 1936 may qualify for 10-year income averaging (using 1986 tax rates) and/or partial treatment as capital gains for amounts attributable to pre-1974 service if the payment constitutes a "lump sum distribution," as that term is defined in the Code and if certain conditions are met.

     The rules governing rollovers of distributions from a Section 401(a) Plan are parallel to those dealing with distributions from Section 403(b) annuities. If the Participant receives a direct distribution from the plan, automatic withholding of 20% will be made on the distribution -- even though it is rendered not currently taxable by the Participant's subsequent rollover or transfer of the gross amount to an IRA, Section 403(b) annuity or an employer's
Section 401(a)/401(k) Plan or a governmental employer's Section 457 Plan eligible and willing to accept such a rollover. Alternatively, the Participant may avoid the automatic 20% withholding by directing the plan to transfer the amount involved directly to an IRA, Section 403(b) annuity or an employer's
Section 401(a)/401(k) Plan or a governmental employer's Section 457 Plan eligible and willing to accept such a rollover. See "Income Tax Withholding" below.) In addition, the 10% penalty on premature distributions from Section 403(b) annuities is also applicable to Section 401(a) Plan distributions.

SECTION 408 (IRA) CONTRACTS

     An individual, participating under a Contract which satisfies the requirements of Section 408 of the Code, may make contributions to the Contract. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of the Participant and on the deductibility of the contributions for federal income tax purposes. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

     When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received which is deemed to represent a return of Participant nondeductible Purchase Payments will not be taxed. Full or partial redemptions do not qualify for special capital gains treatment nor 10-year income averaging applicable to certain qualified plan distributions. Any full or partial redemption will not be includable in ordinary income if the Participant rolls over the distribution within 60 days to an IRA,
Section 403(b) annuity or an employer's Section 401(a)/401(k) Plan or a governmental employer's Section 457 Plan eligible and willing to accept such a rollover.

     If the Participant receives any amount under the Contract prior to attainment of age 59 1/2, the Participant must pay an additional excise tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax does not apply to distributions which are (1) made to a beneficiary on or after the death of the Participant, (2) attributable to the Participant's becoming permanently disabled, (3) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the

Participant and his/her beneficiary, and (4) in amounts not exceeding certain expenses in the year distributed, including deductible medical care expenses, qualified higher education expenses, qualified first-time home buyer costs (subject to a $10,000 maximum) and health insurance premiums paid by persons after receiving at least 12 weeks of unemployment compensation insurance payments.

MINIMUM DISTRIBUTION REQUIREMENTS

     If the actual distributions from an IRA, Section 403(b) annuity or an employer's Section 401(a)/ 401(k) Plan or Section 457 Plan are less than the minimum required to be distributed commencing by April 1 in the calendar year following the year the Participant attains age 70 1/2 or, in any case other than an IRA distribution and if still employed at that age, the years in which he retires (see "Annuity Purchase Date", on page 20), the difference is considered to be an excess accumulation and the IRS may impose a 50% excise tax on this excess amount.

SECTION 457 PLANS

     Section 457 of the Code allows employees of or independent contractors who furnish services to a state or local government or other tax exempt employer to establish an eligible deferred compensation plan allowing the deferral of certain limited amounts of compensation. Generally, the annual deferral limit is the lesser of $12,000 in 2003 (this limit is currently scheduled to increase $1,000 per year until 2006 and thereafter to be adjusted for inflation) or 100% of the Participant's includable compensation. There is a "catch-up" provision which may permit a Participant to defer a greater amount prior to retirement and Participants who have attained age 50 may be entitled to exceed the dollar limits of Sections 402(g) and 415 by up to $1,000 in 2002 (an amount currently scheduled to increase $1,000 per year until 2006 and thereafter to be adjusted for inflation. The available of the foregoing increases in limits will be subject to and may be limited by the terms of the underlying Section 457 Plan. State and local government includes a state, a political subdivision of a state, any agency or instrumentality of either of them, a tax-exempt rural electric cooperative or its tax-exempt affiliates. All amounts deferred and property bought with those amounts or income earned on those amounts under Section 457 Plans of non-governmental tax-exempt employers must remain the property of the employer and are subject to the claims of its general creditors. The assets of
Section 457 Plans of state and local governments must be held in trust for the "exclusive benefit" of the Participants (and their beneficiaries). Distributions from a Section 457 Plan are subject to Section 401(a)(9) of the Code in addition to the rules applicable under Section 457 of the Code and must begin no later than the April 1st of the calendar year following the year in which the participant attains age 70 1/2 or, if later, the year in which he retires. Distributions from Section 457 Plans are generally taxable as ordinary income when paid or, in the case of distributions from Section 457 Plans of non-governmental tax-exempt employers, when made available. Distributions may be directly transferred without tax to an Section 457 Plan or, if paid by the
Section 457 Plan of a governmental employer, rolled over under the same rules as govern rollovers of distributions from Section 403(b) plans. Distributions from
Section 457 Plans are not subject to the special 10% excise tax for early distribution unless attributable to amounts rolled into that Plan from another type of Plan (such as an employer's Section 401(a) Plan) the distributions would be subject to the excise tax.

NON-QUALIFIED DEFERRED COMPENSATION CONTRACTS

     Taxed employers may establish a non-qualified deferred compensation arrangement funded by non-qualified deferred compensation contracts allowing the deferral of compensation. Such plans include, but are not limited to, excess benefit plans, plans maintained by an employer primarily for a select group of management or highly compensated employees, as well as rabbi and secular trusts. Taxed employers for these non-qualified deferred compensation plans include corporations, partnerships, S corporations and any of their affiliates or subsidiaries. Contributions are determined on the plan's definition of compensation. All amounts deferred by employees and any income earned thereon remain the property of the employer and are subject to the claims of its general creditors. In-service withdrawals from non-qualified deferred compensation plans may be permitted for reasons of hardship under certain conditions as specified in the plans. Distributions from these plans are permitted when the Participant terminates employment, becomes permanently disabled, retires, dies or as otherwise specified in the plan. As a general rule, the Participant is subject to taxation upon receipt of the funds, and there is usually no tax consequences to the employer, i.e., no deduction is available until paid out.

     Such non-qualified deferred compensation arrangements for taxable employers may be funded by either a Keynote Contract alone or by a Keynote Contract in combination with a Fixed Annuity Contract.

INCOME TAX WITHHOLDING

     Unless the Participant or payee elects to have no withholding, the taxable portion of distributions under a Contract will be subject to income tax withholding under federal and certain state laws. MONY will notify recipients of taxable distributions under a Contract of their right to elect not to have withholding apply, if available.

     For NQDC Contracts and Section 457 Plans of non-governmental tax-exempt employers Form W-2 withholding by the employer may be required.

     For other Contracts other than under IRAs, mandatory 20% federal income tax withholding unless the distributions either are:

          1. Part of a series of substantially equal periodic payments (at least annually) for the participant's life or life expectancy, the joint lives or life expectancies of the participant and his/her beneficiary, or a period certain of not less than 10 years, or

        2. Required by the Code upon the participant's attainment of age 70 1/2 or death, or

          3.  Made on account of hardship.

     Such withholding will apply even if the distribution is rolled over into another plan qualified to receive the same, including an IRA. The withholding can be avoided if the participant's interest is directly transferred to that other plan. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and penalties unless an equivalent amount is rolled over.

     Pursuant to Revenue Ruling 90-24 of the Code, an exchange of a Section 403(b) annuity contract for another Section 403(b) annuity contract may qualify as a tax-free exchange.

                                PERFORMANCE DATA

     From time to time the performance of one or more of the Subaccounts may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Subaccount reflects the results of the corresponding series of Diversified Investors Portfolios or the Calvert Series and recurring charges and deductions borne by or imposed on the Subaccount and on the corresponding series of the Diversified Investors Portfolios or the Calvert Series. Set forth below for each Subaccount is the manner in which the data contained in such advertisements will be calculated.

     Money Market Subaccount. The performance data for this Subaccount will reflect the "yield", "effective yield" and "total return". The "yield" of the Subaccount refers to the income generated by an investment in the Subaccount over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The total return is calculated as shown below.

     Intermediate Government Bond, Core Bond, Balanced, Value & Income, Equity Growth and Calvert Series Subaccounts. The performance data for these Subaccounts will reflect the "yield" and "total return". The "yield" of each of these Subaccounts refers to the income generated by an investment in that Subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Subaccount. The value of each Subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The "yield" reflects deductions for all charges, expenses, and fees of both the Series and the Subaccount Variable. "average annual total return" for each of these Subaccounts and the Money Market Subaccount refers to the return a Contractholder would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions of both the Series and the Subaccount, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the "annualized total return" data is given.

     Total return is historical in nature and is not intended to indicate future performance. Total return will be quoted for the most recent one-year period, and the average annual total return will be quoted for the most recent five- and ten-year periods, or the period from the commencement of the public offering of the Contracts, if shorter. Actual total return quotations may also be advertised for other specified periods, such as calendar years and calendar quarters. Cumulative total return for periods of more than one year may also be quoted. These figures will be accompanied by the standard, average annual total return quotations.

     From time to time, any series of Diversified Investors Portfolios or the Calvert Series may provide information concerning general economic conditions and supply comparative performance data and rankings, with respect to comparable investments for the same period, for unmanaged market indices such as the Dow Jones Industrial Average and the Standard and Poor's 500, and from recognized independent sources such as Bank Rate Monitor, Money, Forbes, Barron's, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Frank Russell Universe Data, Wiesenberger Investment Companies Service, Mutual Fund Values, Mutual Fund Forecaster, VARDS and Morningstar.

     In addition, reference may be made in advertisements to various indices including, without limitation, the Standard & Poor's 500 Stock Index, Salomon Brothers Broad Investment Grade Index and Lehman Brothers Government/Corporate Bond Index, and Russell Price Driven Index, in order to provide the reader a basis of comparison for performance.

                        DIVERSIFIED INVESTORS PORTFOLIOS

     Six Subaccounts of Keynote invest exclusively in corresponding series of Diversified Investors Portfolios. Diversified Investors Portfolios is a trust organized on September 1, 1993 under the laws of the State of New York and is registered under the 1940 Act as an open-end, diversified management investment company. The investment objectives of the series of Diversified Investors Portfolios currently available under the Contracts through such Subaccounts are as follows:

     Money Market Series: To provide liquidity and as high a level of income as is consistent with the preservation of capital, primarily through investment in money market obligations with maturities of 397 days or less. An investor's interest in any Series is neither insured nor guaranteed by the U.S. Government.

     Intermediate Government Bond Series: To provide as high a level of current income as is consistent with preservation of capital, primarily through investment in U.S. Government and U.S. Government agency and instrumentality securities with short and intermediate maturities, and high quality short-term obligations.

     Core Bond Series: To achieve the maximum total return, primarily through investment in investment grade debt securities, U.S. Government and U.S. Government agency and instrumentality securities, collateralized mortgage obligations guaranteed by these agencies or instrumentalities and high quality short-term obligations.

     Balanced Series: To provide a high total return consistent with a broad diversified mix of stocks, bonds and money market instruments.

     Value & Income Series: To provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective.

     Equity Growth Series: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above-average growth in earnings; current income is a secondary objective.

     There can, of course, be no assurance that any series of Diversified Investors Portfolios will achieve its investment objectives.

                             CORE/FEEDER STRUCTURE

     Each Subaccount which invests in Diversified Investors Portfolios does so through a two tier, core/feeder fund structure in which each Subaccount invests in a corresponding series of Diversified Investors Portfolios.

     In addition to selling beneficial interests to such Subaccounts, Diversified Investors Portfolios may sell beneficial interests of its series to other insurance company separate accounts, mutual funds, collective investment vehicles or institutional investors. Such investors will invest in a series of Diversified Investors Portfolios on the same terms and conditions as the applicable Subaccount and will pay a proportionate share of the Series' expenses. However, the other investors investing in such series are not required to sell their shares at the same public offering price as the Subaccount due to variations in sales commissions and other operating expenses. Therefore, Contractholders should be aware that these differences may result in differences in returns experienced by investors in the different entities that invest in each series of Diversified Investors Portfolios.

     Smaller entities investing in a series of Diversified Investors Portfolios may be materially affected by the actions of larger entities investing in that series. For example, if a large fund withdraws from a series of Diversified Investors Portfolios, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the affected series may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for any type of collective investment vehicle which has institutional or other large investors.) Also, investors with a greater pro rata ownership in a series of Diversified Investors Portfolios could have effective voting control of the operations of that series. Whenever a Subaccount is requested to vote on matters pertaining to a series of the Diversified Investors Portfolios (other than a vote to continue a series upon the withdrawal of an investor in the series), MONY, as the legal owner of all assets in the Subaccount, shall vote in accordance with the procedures set forth under "Voting Rights" at page 22, including, to the extent required by law, procedures through which MONY shall receive instructions with respect to such vote from Contractholders and/or Participants. Certain changes in the investment objectives, policies or restrictions of a series of Diversified Investors Portfolios may require that MONY withdraw a Subaccount's interest in that series. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the series). If securities are distributed, the Subaccount could incur brokerage or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Subaccount. Notwithstanding the above, there are other ways for Diversified Investors Portfolios to meet redemption requests from its investors, such as temporary borrowings.

                       INVESTMENT OBJECTIVES AND POLICIES

     Each of the Subaccounts described above seeks to achieve its investment objective by investing all of its assets in a corresponding series of Diversified Investors Portfolios, which is a diversified, open-end management investment company. The investment objective of each series of Diversified Investors Portfolios may be changed without the approval of the investors in that series, but not without written notice thereof to its investors (including a Subaccount) 30 days prior to implementing the change. MONY may withdraw the investment of a Subaccount from its corresponding series of Diversified Investors Portfolios on any Portfolio Business Day (see page 48). Upon any such withdrawal, MONY would consider what action might be taken, including the investment of all the assets of the Subaccount in another pooled investment entity having the same investment objective.

     Each series of Diversified Investors Portfolios has a different investment objective which it pursues primarily through the investment policies described below. Since each series of Diversified Investors Portfolios has a different investment objective, each can be expected to have different investment results and be subject to different market and financial risks. See "Investment Techniques and Restrictions" herein and in the Statement of Additional Information for a description of the fundamental policies of each series of Diversified Investors Portfolios that cannot be changed without approval by the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of such series. Except as stated otherwise, all investment guidelines, policies and restrictions of each series described herein and in the Statement of Additional Information are non-fundamental.

     Each series of Diversified Investors Portfolios has a different portfolio turnover rate which is the percentage computed by dividing the lesser of portfolio purchases or sales by the average value of the series in each case excluding securities with maturities at the time of acquisition of one year or less. Brokerage expenses can be expected to be higher as a result of higher portfolio turnover rates. The rate of portfolio turnover is not a limiting factor when it is deemed appropriate to purchase or sell securities of a series.

     With respect to each series of Diversified Investors Portfolios, Diversified has contracted for certain investment advisory services with one or more subadvisers. Diversified and the subadviser(s) for a particular series of Diversified Investors Portfolios are referred to herein collectively as the "Advisers". There can be no guarantee that the investment objective of any of the series of Diversified Investors Portfolios will be met. The following sections describe the investment objective and policies of each series of Diversified Investors Portfolio currently available under the Contracts through Subaccounts.

     MONEY MARKET SERIES. The investment objective of the Money Market Series is to provide liquidity and as high a level of current income as is consistent with the preservation of capital. The Money Market Series invests primarily in high quality short-term money market instruments. Securities in which the Money Market Series invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.

     In attempting to achieve its investment objective, the Money Market Series invests in such securities as U.S. dollar-denominated short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic branches and subsidiaries of foreign banks, and high quality commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. In addition, the Money Market Series may lend its portfolio securities, enter into repurchase agreements and reverse repurchase agreements, and invest in securities issued by foreign banks and corporations outside the United States. The Money Market Series reserves the right to concentrate 25% or more of its total assets in obligations of banks.

     In accordance with Rule 2a-7 under the 1940 Act, the Money Market Series will maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in U.S. dollar-denominated securities determined in accordance with procedures established by the Board of Trustees of Diversified Investors Portfolios (the "Board of Trustees") to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (an "NRSRO") (or one NRSRO if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board of Trustees (collectively, "Eligible Securities").

     Eligible Securities include "First Tier Securities" and "Second Tier Securities." First Tier Securities include those that possess a rating in the highest category in the case of a single-rated security or at least two ratings in the highest rating category in the case of multiple-rated securities or, if the securities do not possess a rating, are determined to be of comparable quality by the Advisers pursuant to the guidelines adopted by the Board of Trustees. All other Eligible Securities are Second Tier Securities. The Money Market Series will invest at least 95% of its total assets in First Tier Securities.

     The NRSROs currently rating instruments of the type the Money Market Series may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc., Fitch Investors Service, Inc., IBCA Limited, IBCA Inc. and Thomson BankWatch, Inc., and their rating criteria are described in the Appendix to the Statement of Additional Information. The Statement of Additional Information contains further information concerning the rating criteria and other requirements governing the Money Market Series' investments, including information relating to the treatment of securities subject to a tender or demand feature and securities deemed to possess a rating based on comparable rated securities of the same issuer.

     In addition, the Money Market Series will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of, or subject to puts (including letters of credit, guaranties or other credit support) issued by, a single issuer, except that (i) the Money Market Series may invest more than 5% of its total assets in a single issuer for a period of up to three business days in certain limited circumstances, (ii) the Money Market Series may invest in obligations issued or guaranteed by the U.S. Government without any such limitation, and (iii) the limitation with respect to puts does not apply to unconditional puts if no more than 10% of the Money Market Series' total assets is invested in securities issued or guaranteed by the issuer of the unconditional put. Investments in Second Tier Securities will be limited to 5% of the Money Market Series' total assets, with the investment in any one such issuer being limited to no more than the greater of 1% of the Money Market Series' total assets or $1,000,000. As to each security, these percentages are measured at the time the Money Market Series purchases the security.

     The Money Market Series seeks to achieve its investment objective through investments in the following types of U.S. dollar-denominated money market instruments.

     BANK OBLIGATIONS. The Money Market Series may invest in U.S. dollar-denominated certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit, which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Money Market Series are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government. The Money Market Series will not invest more than 10% of the value of its net assets in time deposits maturing in longer than seven days and other instruments which are illiquid or not readily marketable. The Money Market Series may also invest in certificates of deposit and time deposits issued by foreign banks outside the United States.

     The Money Market Series may also invest in bankers' acceptances and other short-term obligations. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations which have either fixed, floating or variable interest rates.

     To the extent the Money Market Series' investments are concentrated in the banking industry, the Money Market Series will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on investments in the Money Market Series could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of the concentration of loan portfolios in leveraged transactions and in particular businesses, and competition within the banking industry, as well as with other types of financial institutions. The Money Market Series, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

     U.S. GOVERNMENT AND AGENCY SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, may be supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Money Market Series will invest in such securities only when the Advisers are satisfied that the credit risk with respect to the issuer is minimal. The Money Market Series itself, and its share price and yield, are not guaranteed by the U.S. Government. For additional information on U.S. Government securities, see "Diversified Investors Portfolios" in the Statement of Additional Information.

     COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Money Market Series will consist only of U.S. dollar-denominated direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Money Market Series may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes issued by domestic corporations.

     The Money Market Series may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by
     Section 3(a)(3) of the Securities Act of 1933, as

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

     amended (the "1933 Act"). Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.

     UNSECURED PROMISSORY NOTES. The Money Market Series also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Money Market Series' investment objective. The Notes purchased by the Money Market Series will have remaining maturities of 13 months or less and will be deemed by the Board of Trustees of Diversified Investors Portfolios, or by the Advisers on its behalf, to present minimal credit risks and will meet the quality criteria set forth above. The Money Market Series will invest no more than 10% of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Money Market Series cannot exercise the demand feature described in the Statement of Additional Information and as to which there is no secondary market).

     RESTRICTED SECURITIES. The Money Market Series may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be illiquid and, thus, the Money Market Series may not purchase them to the extent that more than 10% of the value of its net assets would be invested in illiquid securities. However, if a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the 1933 Act for such securities held by the Money Market Series, the Money Market Series intends to treat such securities as liquid securities in accordance with procedures approved by the Board of Trustees of Diversified Investors Portfolios. To the extent that for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the Money Market Series' investing in such securities may have the effect of increasing the level of illiquidity in the Money Market Series during such period.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Repurchase agreements involve the acquisition by the Money Market Series of an underlying debt instrument subject to an obligation of the seller to repurchase, and the Money Market Series to resell, the instrument at a fixed price, usually not more than one week after its purchase. The Money Market Series or a sub-custodian will have custody of securities acquired by the Money Market Series under a repurchase agreement.

     Repurchase agreements may be entered into for the Series with sellers which are usually member banks of the Federal Reserve System or member firms of the New York Stock Exchange (or a subsidiary thereof). Such transactions afford an opportunity for the Series to earn a return on available cash with minimal market risk. Certain costs may be incurred by the Money Market Series in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Money Market Series may be delayed or limited. The Money Market Series will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered collateralized loans under the 1940 Act.

     The Money Market Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Money Market Series enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Money Market Series may decline below the repurchase price of those securities.

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

     FOREIGN SECURITIES. The Money Market Series may invest in U.S. dollar-denominated foreign securities issued outside the United States, such as obligations of foreign branches and subsidiaries of domestic banks and foreign banks, including Eurodollar certificates of deposit, Eurodollar time deposits and Canadian time deposits, commercial paper of Canadian and other foreign issuers, and U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their agencies or instrumentalities. Foreign securities may represent a greater degree of risk than do securities of domestic issuers due to possible exchange rate fluctuations, possible exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. For a complete description of foreign securities the Money Market Series may purchase, see "Diversified Investors Portfolios -- Investment Policies" in the Statement of Additional Information.

     CERTAIN OTHER OBLIGATIONS. In order to allow for investments in new instruments that may be created in the future, upon MONY supplementing this Prospectus, the Money Market Series may invest in obligations other than those listed previously, provided such investments are consistent with the investment objective, policies and restrictions of the Money Market Series.

     The Statement of Additional Information includes a discussion of additional investment techniques such as zero coupon obligations, variable rate and floating rate securities, participation interests, guaranteed investment contracts and when-issued and forward commitment securities. The Statement of Additional Information also includes a discussion of non-fundamental investment policies, as well as a listing of specific investment restrictions which constitute fundamental policies of the Money Market Series and which cannot be changed without the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940
     Act) of the Money Market Series. See "Diversified Investors
     Portfolios -- Investment Restrictions" in the Statement of Additional Information.

     INTERMEDIATE GOVERNMENT BOND SERIES. The investment objective of the Intermediate Government Bond Series is to provide as high a level of current income as is consistent with the preservation of capital. The yield of the Intermediate Government Bond Fund Series normally is expected to be higher than a money market fund but lower than a longer-term or lower quality bond fund. The Intermediate Government Bond Series pursues its investment objective primarily by investing in U.S. Government obligations and high quality short-term obligations (including corporate bonds and reverse repurchase agreements).

     The Advisers attempt to maintain the Intermediate Government Bond Series' "duration" between one and five years, which means that the Intermediate Government Bond Fund Series' overall sensitivity to interest rates should be similar to that of bonds and notes with remaining average maturities from one to five years. The Intermediate Government Bond Series' dollar-weighted average maturity (or dollar-weighted average life in the case of mortgage-backed securities) is generally between three and ten years under normal conditions. The Intermediate Government Bond Series may hold individual securities with remaining maturities of up to thirty years.

     Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the duration of the Intermediate Government Bond Series will vary to reflect the Advisers' assessments of prospective changes in interest rates. The Advisers' strategy will be to adjust the duration of the Intermediate Government Bond Fund Series so that the Intermediate Government Bond Series may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Advisers' ability to manage the Intermediate Government Bond Fund Series through changes in interest rates, and there is a risk that the value of the securities held by the Intermediate Government Bond Series will decline.

     The following is a discussion of the various investments of and techniques employed by the Intermediate Government Bond Series. Additional information about the investment policies of the

Intermediate Government Bond Series appears under "Diversified Investors Portfolios" in the Statement of Additional Information.

     U.S. GOVERNMENT AND AGENCY SECURITIES. The Intermediate Government Bond Series may invest in U.S. Government securities. See "U.S. Government and Agency Securities" above under Money Market Series.

     The Intermediate Government Bond Series may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Intermediate Government Bond Series may invest up to 100% of its assets in these instruments.

     SHORT-TERM INSTRUMENTS. Cash, commercial paper, short-term obligations, repurchase agreements or other forms of debt securities may be held to provide a reserve for future purchases of securities during periods of unusual market conditions or in order to reduce volatility, or as a temporary defensive measure when the Advisers determine securities markets to be overvalued. The Intermediate Government Bond Series limits its short-term investments to those U.S. dollar-denominated instruments which are determined by or on behalf of the Board of Trustees to present minimal credit risks and which are of "high quality" as determined by a major rating service or, in the case of instruments which are not rated, are of comparable quality pursuant to procedures established by the Board of Trustees. Investments in high quality short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or longer term.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Repurchase agreements and reverse repurchase agreements may be entered into for the Intermediate Government Bond Series. See "Repurchase Agreements and Reverse Repurchase Agreements" under Money Market Series.

     The Intermediate Government Bond Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage.

     RESTRICTED SECURITIES. The Intermediate Government Bond Series may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale unless a dealer or institutional trading market in such securities exists, in which case such restricted securities would be considered exempt from such 15% limit. Under the supervision of the Board of Trustees, the Advisers determine the liquidity of restricted securities and, through reports from the Advisers, the Board of Trustees will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Intermediate Government Bond Series could be adversely affected. See "Restricted Securities" above under Money Market Series.

     OPTIONS AND FUTURES CONTRACTS. The Intermediate Government Bond Series may buy and sell options and futures contracts to manage its exposure to changing interest rates and securities prices. Some options and futures strategies, including selling futures, buying puts, and writing calls, hedge the Intermediate Government Bond Series' investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. The Intermediate Government Bond Series may invest in options (including over-the-counter options) and futures contracts based on any type of security or index related to its investments.

     Options and futures can be volatile investments, and involve certain risks. If the Advisers apply a hedge at an inappropriate time or judge interest rates incorrectly, options and futures strategies may lower the Intermediate Government Bond Series' return. The costs of hedging are not reflected in the Intermediate Government Bond Series' yield but are reflected in the Intermediate Government Bond Series' total return. The Intermediate Government Bond Series' could also experience losses if its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

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

     The Intermediate Government Bond Series currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described under "Diversified Investors Portfolios" in the Statement of Additional Information. Nevertheless, the Intermediate Government Bond Series has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Intermediate Government Bond Series.

     DELAYED DELIVERY TRANSACTIONS. In order to help ensure the availability of suitable securities for the Intermediate Government Bond Series, the Advisers may purchase securities for the Intermediate Government Bond Series on a "when-issued" or on a "forward delivery" basis, which means that the obligations would be delivered to the Intermediate Government Bond Series at a future date beyond customary settlement time. Under normal circumstances, the Intermediate Government Bond Series would take delivery of such securities. In general, the Intermediate Government Bond Series would not pay for the securities until they are received, and would not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such basis, the Intermediate Government Bond Series would establish a segregated account consisting of cash, cash equivalents or high grade liquid debt securities equal to the amount of its commitments to purchase "when-issued" securities. An increase in the percentage of the Intermediate Government Bond Series' assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

     OTHER INVESTMENTS AND INVESTMENT TECHNIQUES. The Intermediate Government Bond Series may also utilize the following investments and investment techniques and practices: investments in foreign securities, options on futures contracts, foreign currency exchange transactions, options on foreign currencies. The Intermediate Government Bond Series does not intend to utilize any of these investment practices to the extent of more than 5% of its assets. See "Diversified Investors Portfolios" in the Statement of Additional Information for further information.

     CORE BOND SERIES. The investment objective of the Core Bond Series is to achieve the maximum total return. The Core Bond Series' yield normally is expected to be higher than a money market fund but lower than a longer-term or lower quality bond fund. The Core Bond Series pursues its investment objective by investing in investment grade debt securities, U.S. Government obligations, including U.S. Government agency and instrumentality obligations and collateralized mortgage obligations guaranteed by these agencies and high quality short-term obligations (including repurchase agreements and reverse repurchase agreements). At least 65% of the Series' assets is invested in U.S. Government securities, corporate bonds and short-term instruments.

     The Advisers attempt to maintain the Core Bond Series' "duration" between three and ten years, which means that the Core Bond Series' overall sensitivity to interest rates should be slightly more then that of bonds and notes with remaining average maturities from three to fifteen years. The Core Bond Series' dollar-weighted average maturity (or dollar-weighted average life in the case of mortgage-backed securities) may be longer than fifteen years from time to time, but will not exceed thirty years under normal conditions.

     Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the duration of the Core Bond Series will vary to reflect the Advisers' assessments of prospective changes in interest rates. The Advisers' strategy will be to adjust the duration of the Core Bond Series so that the Core Bond Series may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Advisers' ability to manage the Core Bond Series through changes in interest rates, and there is a risk that the value of the securities held by the Core Bond Series will decline.

     The following is a discussion of the various investments of and techniques employed by the Core Bond Series. Additional information about the investment policies of the Core Bond Series appears under "Diversified Investors Portfolios" in the Statement of Additional Information.

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

     U.S. GOVERNMENT AND AGENCY SECURITIES. The Core Bond Series may invest in U.S. Government securities. See "U.S. Government and Agency Securities" above under Money Market Series.

     The Core Bond Series may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Core Bond Series may invest up to 100% of its assets in these instruments.

     CORPORATE BONDS. The Core Bond Series may purchase debt securities of United States corporations only if they carry a rating of at least Baa from Moody's or BBB from S&P or which, if not rated by these rating agencies, are judged by the Advisers to be of comparable quality. Securities rated Baa by Moody's or BBB by S&P may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade securities. See the Appendix to the Statement of Additional Information for an explanation of these ratings.

     FOREIGN SECURITIES. The Core Bond Series may invest in securities of foreign issuers. The Core Bond Series' investments in unlisted foreign securities are subject to the overall restrictions applicable to investments in illiquid securities. Foreign securities may represent a greater degree of risk than do securities of domestic issuers due to possible exchange rate fluctuations, possible exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. Forward foreign currency exchange contracts may also be entered into for the purchase or sale of foreign currency solely for hedging purposes against adverse rate changes. A currency exchange contract allows a definite price in dollars to be fixed for foreign securities that have been purchased or sold (but not settled) for the Core Bond Series. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risks of incurring losses if rates do not move in the direction anticipated.

     SHORT-TERM INSTRUMENTS. Cash, commercial paper, short-term obligations, repurchase agreements, bank certificates of deposit or other forms of debt securities may be held to provide a reserve for future purchases of securities, during periods of unusual market conditions or in order to reduce volatility, or as a temporary defensive measure when the Advisers determine securities markets to be overvalued. See "Short-Term Instruments" above under Intermediate Government Bond Series.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. The Core Bond Series may enter into repurchase agreements and reverse repurchase agreements. See "Repurchase Agreements and Reverse Repurchase Agreements" above under Money Market Series. The Core Bond Series may borrow Funds for temporary or emergency purposes, such as meeting larger then anticipated redemption requests, and not for leverage.

     RESTRICTED SECURITIES. The Core Bond Series may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale. See "Restricted Securities" above under Money Market Series.

     OPTIONS AND FUTURES CONTRACTS. The Core Bond Series may buy and sell options and futures contracts to manage its exposure to changing interest rates and securities prices. See "Options and Futures Contracts" above under Intermediate Government Bond Series. The Core Bond Series currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described in the Statement of Additional Information. Nevertheless, the Core Bond Series has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Core Bond Series.

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

     DELAYED DELIVERY TRANSACTIONS. In order to help ensure the availability of suitable securities for the Core Bond Series, the Advisers may purchase securities for the Core Bond Series on a "when-issued" or on a "forward delivery" basis, which means that the Securities would be delivered to the Core Bond Series at a future date beyond customary settlement times. See "Delayed Delivery Transactions" above under Intermediate Government Bond Series.

     OTHER INVESTMENTS AND INVESTMENT TECHNIQUES. The Core Bond Series may also utilize the following investments and investment techniques and practices: options on futures contracts and options on foreign currencies. The Core Bond Series does not intend to utilize any of these investments or techniques to the extent of more than 5% of its assets. See the Statement of Additional Information for further information.

     BALANCED SERIES. The investment objective of the Balanced Series is to provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments. The Balanced Series pursues its investment objective by investing in a managed mix of common stocks (and/or equivalents including American Depository Receipts), preferred stocks, debt securities of U.S. domiciled corporations, U.S. government securities, commercial paper of U.S. corporations, and bank obligations. The Advisers will determine the proportions of each type of investment to achieve an asset mix they believe appropriate for an investor who desires diversification of investment. The Balanced Series will vary the proportion of each type of asset purchased according to the Advisers' interpretations of changes in economic conditions and the sensitivity of each type of investment to those changes. The Advisers seek to shift emphasis among stocks, bonds and short-term instruments to maximize participation in positive markets and preservation of capital in negative markets and otherwise in response to market conditions.

     The Balanced Series policy is to invest its assets in a broad list of equity and fixed income securities, such as common stocks, preferred stocks and bonds, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed income securities may also have a right to purchase common stock by means of a conversion privilege or attached warrants. The Balanced Series may vary the percentage of assets invested in any one type of security in accordance with the Advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. However, at least 25% of the total assets of the Balanced Series are always invested in fixed income senior securities including debt securities and preferred stock. In selecting common stocks, emphasis is placed on investing in established companies with market capitalizations of $100,000,000 or more and seasoned management teams. Most of the Balanced Series' non-convertible long-term debt investments consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P), although unrated debt securities may be purchased and held if they are judged by the Advisers to be of equivalent quality. Securities rated Baa by Moody's or BBB by S&P may have speculative characteristics. Changes in economic conditions or other circumstances may weaken more severely the capacity of issuers of Baa or BBB securities to make principal and interest payments than in the case for issuers of higher grade bonds. Less than 5% of the Balanced Series investments consist of securities rated Baa by Moody's or BBB by S&P. For a description of these ratings, see the Appendix to the Statement of Additional Information.

     The Balanced Series may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Balanced Series may invest up to 100% of its assets in these instruments or other money market instruments.

     VALUE & INCOME SERIES. The investment objective of the Value & Income Series is to provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective. The Value & Income Series seeks to achieve its investment objective by investing primarily in a diversified portfolio of stocks of companies which, in the opinion of the Advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Advisers attempt to manage the Value & Income Series so that it will out-perform other equity income funds in negative markets. As a result of

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

this objective, the Income Series may underperform relative to other equity income funds in positive markets. The Value & Income Series invests primarily in common stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. The Value & Income Series also invests in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Value & Income Series allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

     The Value & Income Series' policy is to invest in a broad list of equity and fixed income securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Value & Income Series may vary the percentage of assets invested in any one type of security in accordance with the Advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying security values. It is contemplated that most of the Value & Income Series' non-convertible long-term debt investments will consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P). However, the Value & Income Series may also invest not more than 25% of its assets in fixed income securities which either are rated in lower than "investment grade" categories by either Moody's or S&P or are unrated when, in the opinion of the Advisers, such an investment presents a greater opportunity to achieve the Value & Income Series' investment objective with comparable risk to an investment in "investment grade" securities. Securities rated Baa by Moody's or BBB by S&P may have speculative risk characteristics.

     Non-Investment Grade Obligations. Non-investment grade obligations (those that are rated Ba or lower by Moody's or BB or lower by S&P or comparable unrated obligations), commonly referred to as "junk bonds", are speculative in nature. Risks associated with junk bonds are (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments, (d) the relatively low trading market liquidity for the securities, (e) the impact that legislation may have on the high yield bond market (and, in turn, on the Value & Income Series' net asset value and investment practices), and (f) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for junk bonds and adversely effect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a debt obligation held by the Value & Income Series defaulted, the Value & Income Series could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of junk bonds held by the Value & Income Series, especially in a thinly traded market. For a description of ratings of debt obligations which may be purchased by the Value & Income Series, see the Appendix to the Statement of Additional Information.

     EQUITY GROWTH SERIES. The investment objective of the Equity Growth Series is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above average growth in earnings and dividends; current income is a secondary objective. The Equity Income seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks, but may also invest in other types of securities such as preferred stocks, convertible and non-convertible bonds, warrants and foreign securities including American Depository Receipts. Under normal circumstances, at least 80% of the assets of the Equity Income are invested in equity securities and related investments. This is a fundamental investment policy and may not be changed without investor approval. The Equity Growth Series invests primarily in stocks of companies that have a market value of all their issued and outstanding common stock of $10 to $15 billion and preferred stocks and common stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. The Equity Growth Series also invests in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Equity Growth Series allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

     The Equity Growth Series' policy is to invest in a broad list of equity and fixed income securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Equity Growth Series may vary the percentage of assets invested in any one type of security in accordance with the Adviser's interpretation of economic and market conditions, fiscal and monetary policy, and underlying security values. It is contemplated that most of the Equity Growth Series' non-convertible long-term debt investments will consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P). However, the Equity Growth Series may also invest not more than 25% of its assets in fixed income securities which either are rated in lower than "investment grade" categories by either Moody's or S&P or are unrated when, in the opinion of the Adviser, such an investment presents a greater opportunity to achieve the Equity Growth Series' investment objective with comparable risk to an investment in "investment grade" securities. Such lower rated or unrated fixed income securities have speculative risk characteristics. See "Non-Investment Grade Obligations" above under Value & Income Series.

                     INVESTMENT TECHNIQUES AND RESTRICTIONS

INVESTMENT TECHNIQUES FOR THE BALANCED SERIES, VALUE & INCOME SERIES AND EQUITY GROWTH SERIES (COLLECTIVELY, THE "SERIES").

     Foreign Securities. Each Series' current policy is not to invest more than 25% of its assets in securities of foreign issuers, including investments in sponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying foreign securities. Each Series' investments in unlisted foreign securities, not including ADRs, are subject to the overall restrictions applicable to investments in illiquid securities. Foreign securities, including ADRs, may represent a greater degree of risk than do securities of domestic issuers due to possible exchange rate fluctuations, possible exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. Each Series may invest up to 5% of its assets in closed-end investment companies which primarily hold foreign securities. Forward foreign currency exchange contracts may also be entered into for the purchase or sale of foreign currency solely for hedging purposes against adverse rate changes. A currency exchange contract allows a definite price in dollars to be fixed for foreign securities that have been purchased or sold (but not settled) for each Series. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

     Options and Futures Contracts. Each Series may enter into transactions in futures contracts, options on futures contracts, options on securities indexes and options on securities, for the purpose of hedging each Series' securities, which would have the effect of reducing the volatility of its net asset value. In general, each such transaction involves the establishment of a position which is expected to move in a direction opposite to that of the security or securities being hedged.

     For example, each Series may sell futures contracts, or purchase put options on futures contracts, securities indexes or securities for the purpose of protecting against an anticipated decline in the value of securities held by that Series. In the event that such decline occurs, and the hedging transaction is successful, the reduced value of portfolio securities will be offset, in whole or in part, by a corresponding gain on the futures or option position. Conversely, when the Series is not fully invested in the securities market, and it expects a significant market advance, it may purchase futures contracts or call options on futures contracts, securities indexes or securities in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that that Series intends to purchase.

     The Statement of Additional Information includes further information about the transactions in futures and option contracts that may be entered into by each Series.

     Gain or loss to each Series on transactions in security index futures or options will depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements of individual securities. A securities index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Some securities index futures or options are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures or options on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Options on indexes and options on securities are traded on securities exchanges regulated by the SEC. Futures contracts and options on futures contracts are traded only on designated contract markets regulated by the Commodity Futures Trading Commission and through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. Transactions on such exchanges are cleared through a clearing corporation, which guarantees performance between the clearing members which are parties to each contract.

     Each Series currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described in the Statement of Additional Information. Nevertheless, each Series has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Series.

     Short-Term Instruments. Each of the Series may invest in cash, commercial paper, short-term obligations, repurchase agreements or other forms of debt securities. See "Short-Term Instruments" above under Intermediate Government Bond Series.

     Repurchase Agreements and Reverse Repurchase Agreements. Each of the Series may enter into repurchase agreements and reverse repurchase agreements and may borrow funds for temporary or emergency purposes, such as meeting larger than expected redemption requests, and not for leverage. See "Repurchase Agreements and Reverse Repurchase Agreements" above under Intermediate Government Bond Series.

     Restricted Securities. Each of the Series may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale. See "Restricted Securities" above under Money Market Bond Series.

     Delayed Delivery Transactions. In order to help insure the availability of suitable securities for each of the Series the Advisers may purchase securities for each such Series on a "when-issued" or on a "forward delivery" basis. See "Delayed Delivery Transactions" above under Intermediate Government Bond Series.

     Changes to the securities of each Series are generally made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor to trading when such trading is deemed appropriate. Each Series engages in trading if it believes a transaction net of costs (including custodian charges) will help it achieve its investment objectives. The amount of brokerage commissions and realized capital gains will tend to increase as the level of portfolio activity increases. The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. See "Portfolio Transactions and Brokerage Commissions" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS FOR ALL SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS

     As "diversified" funds, no more than 5% of the assets of any series of Diversified Investors Portfolios may be invested in the securities of one issuer (other than U.S. Government securities), except that up to 25% of each series' assets may be invested without regard to this limitation. No series of Diversified Investors Portfolios will invest more than 25% of its assets in the securities of issuers in any one industry. These are fundamental investment policies which may not be changed without investor approval. As a nonfundamental operating policy, no more than 15% (10% in the case of the Money Market Series) of the net assets of any series may be invested in (i) securities the resale of which is restricted under federal securities laws and (ii) illiquid or not readily marketable securities (including repurchase agreements maturing in more than seven days). Additional fundamental and operating policies of Diversified Investors Portfolios are contained in the Statement of Additional Information.

LENDING OF PORTFOLIO SECURITIES

     The Series have the authority to lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Series can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Series will adhere to the following conditions whenever its securities are loaned: (i) the Series must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the level of the collateral; (iii) the Series must be able to terminate the loan at any time; (iv) the Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Series may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the loaned securities were to occur, the Series would terminate the loan and regain the right to vote the securities.

                 MANAGEMENT OF DIVERSIFIED INVESTORS PORTFOLIOS

     The Board of Trustees of Diversified Investors Portfolios provides broad supervision over the affairs of Diversified Investors Portfolios. For further information about the Trustees of Diversified Investors Portfolios, see "Diversified Investors Portfolios" in the Statement of Additional Information. A majority of the Trustees of Diversified Investors Portfolios are not affiliated with the Advisers.


     INVESTMENT ADVISORY SERVICES. Diversified Investment Advisors, Inc. ("Diversified") manages the assets of each series of Diversified Investors Portfolios pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with Diversified Investors Portfolios with respect to each series and in accordance with the investment policies described herein and in the Statement of Additional Information. Subject to such further policies as the Board of Trustees of Diversified Investors Portfolios may determine, Diversified provides general investment advice to each series. For its services under the Advisory Agreement, Diversified receives from each series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table below of the corresponding series' average daily net assets.



                                                              COMPENSATION (%)
                         PORTFOLIO                               TO ADVISER
                         ---------                            ----------------
Money Market Portfolio......................................        0.25
Intermediate Government Bond Portfolio......................        0.35
Core Bond Portfolio.........................................        0.35
Balanced Portfolio..........................................     0.45(1)
Value & Income Portfolio....................................        0.45
Equity Growth Portfolio.....................................        0.62



(1) The Adviser is waiving a portion of its investment advisory fee.


     Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON") which is a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group. Diversified was incorporated in 1992 for the purpose of acting as investment adviser to Diversified Investors Portfolios.

     Diversified Investors Portfolios has obtained an exemptive order from the Securities and Exchange Commission to permit the Series to obtain the services of one or more Subadvisers without investor approval under certain circumstances. The exemptive order also permits the terms of subadvisory agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a subadvisory agreement, in each case without the approval of the investors of the applicable Series, if those changes or continuation are approved by the Series' Board of Trustees. Investors in all the Series have approved the exemptive order.

     Diversified has selected Subadvisers for each series which have been approved by the Trustees of Diversified Investors Portfolios and, except as permitted by the exemptive order described above, the investors in said series and has entered into an Investment Subadvisory Agreement with each Subadviser. It is the responsibility of a Subadviser to make the day-to-day investment decisions of the series and to place the purchase and sales orders for securities transactions of such series, subject in all cases to the general supervision of Diversified. Each Subadviser makes the investment selections for its respective series consistent with the guidelines and directions set by Diversified and the Board of Trustees of Diversified Investors Portfolios. Each Subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the corresponding series' investments and effecting securities transactions for a series.


     Following is a brief description of the subadivisers, including information they have provided about certain of their investment personnel. The Statement of Additional Information contains additional information about the compensation of such persons, other accounts managed by each such person, and each such person's ownership of securities of the Funds with respect to which such person has or shares management responsibility.

     The subadvisers are as follows:


MONEY MARKET FUND:           GE Asset Management, Incorporated ("GEAMI"). GEAMI
                             was formed 1988 and has been a registered investment adviser since 1988. The principal business address of GEAMI is 3001 Summer Street, P.O. Box 120031, Stamford, Connecticut 06912-0031.



                             Donald Duncan, Richard Annunziato, and James Gannon are responsible for the day-to-day supervision of the Money Market Fund on behalf of GEAMI. Mr. Duncan is a Vice President and Portfolio Manager at GEAMI, and has been with the firm since 1990. Mr. Annunziato is an Assistant Portfolio Manager at GEAMI, and has been with the firm since 2002. Prior to joining GEAMI, Mr. Annunziato was employed by Credit Suisse Asset Management and Salomon Smith Barney as a fixed income credit analyst. Mr. Gannon is an Assistant Portfolio Manager at GEAMI, and has been at the firm since 1995.



                             Mr. Duncan is the lead portfolio manager with oversight over the Money Market Fund. Mr. Annunziato and Mr. Gannon work jointly and collaboratively with other members of the GEAMI team and each has discretionary authority with respect to portions of the Money Market Fund, although Mr. Duncan has the authority to veto certain investment decisions made by Mr. Annunziato and Mr. Gannon.



INTERMEDIATE
GOVERNMENT BOND FUND:
ALLEGIANCE INVESTMENT
  MANAGEMENT, L.L.C.
STEPHENS CAPITAL
  MANAGEMENT                 Allegiance Investment Management, L.L.C. Allegiance
                             was formed in 2001. Its predecessor, Allegiance
                             Capital, Inc., was formed in 1988. All of Allegiance Capital, Inc.'s assets were subsequently transferred to Allegiance. Allegiance has been a registered investment adviser since 2002. The principal business address of Allegiance is 300
                             Pacific Coast Highway, Suite 302, Huntington Beach,
                             California 92648. William K. Mawhorter, Martin D.
                             Standish, Bryan Scordamaglia, Ion Dan, and Ashley
                             Mawhorter are the five individuals who have the most significant responsibility for the day-to-day supervision of the Intermediate Government Bond
                             Fund on behalf of Allegiance.



                             Mr. Mawhorter is the Managing Director and Chief Investment Officer of Allegiance, and has been with the firm since 1988. Mr. Standish is the Director of Structured Products for Allegiance, and has been with the firm since 1998. Mr. Scordamaglia is a credit sector analysts and portfolio manager at Allegiance, and has been with the firm since 2002. Prior to joining Allegiance, Mr. Scordamaglia was a senior research associate for the Trust Company of the West. Mr. Dan and Ms. Mawhorter are analysts for Allegiance. Mr. Dan has been with the firm since 2001. Prior to joining Allegiance, Mr. Dan was a junior trader for PCX Options. Ms. Mawhorter has been with the firm since 2003. Ms. Mawhorter began her career in the financial services industry in 2001 at

                             Salomon Smith Barney, where she was a sales and trading analyst. Prior to joining Salomon Smith Barney, Ms. Mawhorter was a student at the University of Southern California. Allegiance makes all of its primary portfolio decisions through an Investment Committee and, therefore, decisions are made independent of the participation of any single investment professional. Each member of the Allegiance team is a voting member of the firm's Investment Committee.



                             Stephens Capital Management ("SCM"). SCM was formed in 1982 and has been a registered investment adviser since 1982. The principal business address of SCM is 111 Center Street, Little Rock, Arkansas 72203. William L. Tedford and Alan B. Tedford are responsible for the day-to-day supervision of the Intermediate Government Bond Fund on behalf of SCM.



                             William Tedford is an Executive Vice President and Director of Fixed Income Strategy for SCM, and has been with the firm since 1982. Alan Tedford is a Vice President and Lead Portfolio Manager at SCM, and has been with the firm since 1998.



                             William Tedford is a fixed income strategist for SCM and is responsible for maintaining the long-term outlook for inflation and interest rates. Alan Tedford focuses more heavily on day-to-day portfolio management and securities selection.



CORE BOND FUND:              BlackRock Advisors, Inc. BlackRock was formed in
                             1988 and was acquired by PNC Financial Services
                             Group (formerly PNC Bank) in 1995. BlackRock has been a registered investment adviser since 1988.
                             The principal business address of BlackRock is 100
                             Bellevue Parkway, Wilmington, Delaware 19809.



                             Scott Amero and Keith Anderson are responsible for the day-to-day supervision of the Core Bond Fund on behalf of BlackRock. Mr. Anderson is a Managing Director, the Chief Investment Officer for Fixed Income, a member of BlackRock's Management Committee and Chairman of the Investment Strategy Group at BlackRock, and has been with the firm since 1988. Mr. Amero is a Managing Director, head of Global Credit research and a member of BlackRock's Management Committee and Investment Strategy Group, and has been with the firm since 1990.



                             Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios, including the Core Bond Fund. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors worldwide. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios, including the Core Bond Fund.

BALANCED FUND:
WESTERN ASSET
  MANAGEMENT COMPANY
GOLDMAN SACHS ASSET
  MANAGEMENT, L.P.           Western Asset Management Company. Western Asset was
                             founded in 1971 and is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of Western Asset is 385 East Colorado Boulevard,
                             Pasadena, California 91101. S. Kenneth Leech and
                             Stephen A. Walsh are responsible for the day-to-day supervision of the Balanced Fund on behalf of Western Asset.



                             Mr. Leech is the Chief Investment Officer of
                             Western Asset, and has been with the firm since 1993. Mr. Walsh is a Deputy Chief Investment Officer at Western Asset, and has been with the firm since 1992.



                             Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Balanced Fund's investments. Mr. Leech's focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions. He is also primarily responsible for ensuring that the account complies with client objectives, guidelines and restrictions, and Western Asset's current investment strategies. Mr. Walsh acts as back-up portfolio manager and as part of the overall investment team for the Balanced Fund. He has secondary responsibility for ensuring that the account complies with client objectives, guidelines, restrictions, and Western Asset's current investment strategies.



                             Goldman Sachs Asset Management, L.P. Goldman Sachs Asset Management has been registered as an investment adviser with the Securities and Exchange Commission since 1990 and is an affiliate of Goldman, Sachs & Co. The principal business address of Goldman Sachs Asset Management, L.P. is 32 Old Slip, New York, New York 10005.



                             Melissa Brown and Gary Chropuvka are responsible for the day-to-day supervision of the Balanced Fund on behalf of Goldman Sachs Asset Management. Ms. Brown is a senior portfolio manager at Goldman Sachs Asset Management, and has been with the firm for over five years. Mr. Chropuvka is a portfolio manager at Goldman Sachs Asset Management, and has been with the firm for over five years. Ms. Brown and Mr. Chropuvka have joint responsibility with respect to all aspects of the Balanced Fund.



VALUE & INCOME FUND          TCW Investment Management Company ("TCW"). TCW was
                             formed in 1987 and has been a registered investment advisor since 1987. TCW is an indirect subsidiary of The TCW Group, Inc. which is, in turn, and indirect subsidiary of Societe Generale, S.A. The principal business address of TCW is 865 South
                             Figueroa Street, Los Angeles, California 90014.



                             Diane E. Jaffee, the Group Managing Director of TCW since 2001, is responsible for the day-to-day supervision and management of the Value & Income Fund. Prior to joining TCW, Ms. Jaffee was an investment officer at SG Cowen Asset Management, Inc.

EQUITY GROWTH FUND:
ARK ASSET MANAGEMENT
  CO., INC.
MARSICO CAPITAL
  MANAGEMENT, LLC            Ark Asset Management Co., Inc. Ark has been a
                             registered investment adviser since July 10, 1989.
                             Ark was formed in July 1989 and is owned by Ark
                             Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by certain Ark employees. The principal business address of Ark is 125 Broad Street, 13th
                             Floor, New York, New York, 10004.



                             Joel Kurth, and Nancy Peretz are responsible for the day-to-day supervision of the Equity Growth Fund on behalf of Ark. Mr. Kurth is a Managing Director at Ark, and has been with the firm since 1998. Ms. Peretz is a Managing Director at Ark, and has been with the firm since 2000.



                             Mr. Kurth is the lead member of the portfolio management team in Ark's Large Cap Growth Group, which is responsible for the Equity Growth Fund. Generally, Mr. Kurth makes the buy and sell decisions, while the other team members contribute ideas and analysis for securities in their specific industry sectors/groups. Mr. Kurth also is responsible for the overall portfolio construction for Ark's Large Cap Growth Group. Ms. Peretz acts as a lead member of the portfolio management team in Mr. Kurth's absence and also presents ideas and security analysis for stocks in her sector.



                             Marsico Capital Management, LLC. Marsico, a
                             Delaware limited liability company, was formed in September 1997, and has been a registered investment adviser since September 26, 1997. Marsico is wholly owned by the Bank of America. The principal business address of Marsico is 1200 17th Street, Suite 1300, Denver, Colorado 80202.



                             Thomas F. Marsico, the Chairman and Chief Executive Officer of Marsico since 1997, is responsible for the day-to-day supervision and management of the Equity Growth Fund. From 1988 to 1997, Mr. Marsico was a portfolio manager for Janus Capital Corporation.


     ADMINISTRATOR. Pursuant to an Administrative Services Agreement (and the Advisory Agreement), Diversified, as Administrator, provides Diversified Investors Portfolios with general office facilities and supervises the overall administration of Diversified Investors Portfolios, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of Diversified Investors Portfolios; the preparation and filing of all documents required for compliance by Diversified Investors Portfolios with applicable laws and regulations; providing equipment and clerical personnel necessary for maintaining the organization of Diversified Investors Portfolios; preparation of certain documents in connection with meetings of Trustees and investors of Diversified Investors Portfolios; and the maintenance of books and records of Diversified Investors Portfolios. Diversified provides persons satisfactory to the Board of Trustees of Diversified Investors Portfolios to serve as officers of Diversified Investors Portfolios. Such officers, as well as certain other employees and Trustees of Diversified Investors Portfolios, may be directors, officers or employees of Diversified or its affiliates. The Administrator receives no additional fee for its administrative services to Diversified Investors Portfolios.

     EXPENSES. The expenses of Diversified Investors Portfolios include the compensation of its Trustees who are not affiliated with the Adviser or Diversified; governmental fees; interest charges; taxes; fees and expenses of independent auditors, of legal counsel and of any transfer agent, depository, registrar or dividend disbursing agent of Diversified Investors Portfolios; insurance premiums; and expenses of calculating the net asset value of, and the net income on, beneficial interests in the series of Diversified Investors Portfolios. Expenses of Diversified Investors Portfolios also include the expenses connected with the execution, recording and settlement of securities transactions; fees and expenses of Diversified Investors Portfolios' custodian for all services to the series of Diversified Investors Portfolios, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental officers and commissions; expenses of meetings of investors and Trustees of Diversified Investors Portfolios; and the advisory fees payable to Diversified under the Advisory Agreement.

     CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT. Investors Bank & Trust Company is the custodian of the securities held by Diversified Investors Portfolios and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. Investors Bank & Trust Company is the transfer agent and dividend-disbursing agent for Diversified Investors Portfolios.

     EXCLUSIVE PLACEMENT AGENT. Diversified Investors Portfolios has retained the services of Diversified Investors Securities Corp., ("DISC") as Exclusive Placement Agent. The principal business address of DISC is 4 Manhattanville Road, Purchase, New York 10577. DISC receives no compensation as Exclusive Placement Agent.

     LEGAL PROCEEDINGS. There are no legal proceedings to which Diversified Investors Portfolios or Diversified is a party and which are expected to have a material adverse effect on any Series or on Diversified's ability to perform its contractual obligations as investment adviser to the Series.

     However, on February 18, 2005, Diversified Investors Securities Corp. ("DISC"), the Exclusive Placement Agent for the Diversified Investors Portfolios and a subsidiary of Diversified, was notified by the staff of the National Association of Securities Dealers, Inc. ("NASD") that it had made a preliminary determination to recommend disciplinary action against DISC based on claims of alleged market timing activity in the Diversified Investors International Equity Fund between July 1, 2003 and October 31, 2003. NASD staff contends that DISC facilitated certain shareholders' trading in the Diversified Investors International Equity Fund in contravention of prospectus provisions that took effect on or about July 1, 2003, and otherwise violated NASD rules. NASD staff also has alleged that DISC violated certain record retention rules relating to email communications.

     DISC and Diversified have also responded to requests for information from various governmental and self-regulatory agencies in connection with investigations related to mutual fund trading activities. DISC and Diversified have cooperated fully with each request.

     Although it is not anticipated that these developments will have an adverse effect on the Subaccounts, Diversified or DISC, there can be no assurance at this time.

     Additionally, on or about December 1, 2003, a complaint styled Enron Corp.
v. J.P. Morgan Securities, Inc., et al., Adversary Proceeding No. 03-92677 (AJG) was filed in the United States Bankruptcy Court for the Southern District of New York. The complaint, which relates to the pending Enron Corporation Chapter 11 bankruptcy proceedings, names as defendants those persons that held on October 30, 2001 certain commercial paper (notes) that had been issued by Enron. Among the named defendants are Diversified and two of the Series (the Intermediate Government Bond Series and the Value & Income Series ("Defendant Series")).

     The complaint alleges that Enron sold commercial paper pursuant to an offering memorandum dated September 14, 2001 and that in a series of transactions between October 26, 2001 and November 6, 2001, Enron, at the urging of some or all of the defendants named in the complaint, transferred over $1 billion to the defendants for the purpose of prepaying the notes prior to their maturity. According to the complaint, among the transfers made by Enron during that period were transfers totaling $16,589,671.11 made either directly or indirectly to or for the benefit of a group of entities including the Defendant Series for the purpose of repurchasing the Enron commercial paper held by them. The complaint alleges that these transfers are avoidable under the bankruptcy code on the ground that they were preferential and constructively fraudulent, and seeks to hold Diversified, the Defendant Series and certain other entities jointly and severally liable for these transfers.


     Diversified and the Defendant Series deny the claims raised in the complaint and have asserted defenses to the allegations. However, only limited discovery has occurred, and Diversified and the Defendant Series are not in a position to predict the likelihood that Diversified or the Defendant Series will prevail in this matter, the extent of loss that any such party might suffer should it not prevail, or whether any such party might be entitled to indemnification or contribution from any third party to compensate any such loss. In any event, the proceedings are not expected to have a material adverse effect on Diversified or the Defendant Series.


                          OTHER INFORMATION REGARDING
                        DIVERSIFIED INVESTORS PORTFOLIOS

     PURCHASE AND REDEMPTION OF INTERESTS IN DIVERSIFIED INVESTORS
PORTFOLIOS. Beneficial interests in the series of Diversified Investors Portfolios described in this Prospectus are currently being offered by DISC to MONY for allocation to Subaccounts to fund benefits payable under the Contracts. Investments in Diversified Investors Portfolios may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Prospectus does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in the series of Diversified Investors Portfolios.

     The net asset value of each series of Diversified Investors Portfolios is determined each day during which the Advisers of that series are open for business ("Portfolio Business Day"). This determination is made once each day as of the close of regular trading on the New York Stock Exchange, typically 4:00 p.m., New York time (the "Valuation Time").

     Each investor in a series of Diversified Investors Portfolios may add to or reduce its investment in such series on each Portfolio Business Day. As of the Valuation Time on each such day, the value of each investor's beneficial interest in a series will be determined by multiplying the net asset value of the series by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the series. Any additions or reductions, which are to be effected as of the Valuation Time on such day, will then be effected. The investor's percentage of the aggregate beneficial interests in a series will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the series as of the Valuation Time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the series effected as of the Valuation Time, and (ii) the denominator of which is the aggregate net asset value of the series as of the Valuation Time on such day, plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate net asset value of the series as of the Valuation Time on such day, plus or minus as the case may be, the amount of net additions to or reductions in the aggregate investments in the series by all investors in such series. The percentage so determined will then be applied to determine the value of the investor's interest in the series as of the Valuation time on the following Portfolio Business Day.

     An investor in a series of Diversified Investors Portfolios may withdraw all or any portion of its investment at the net asset value next determined if a withdrawal request in proper form is furnished by the investor to Diversified Investors Portfolios by the designated cut-off time for each accredited investor. The proceeds of a reduction or a withdrawal will be paid by Diversified Investors Portfolios in federal funds normally on the Portfolio Business Day the withdrawal is effected, but in any event within seven days. Diversified Investors Portfolios, on behalf of each of its series, reserves the right to pay redemptions in kind. Unless requested by an investor, Diversified Investors Portfolios will not make a redemption in kind to the investor, except in situations where that investor may make redemptions in kind. Diversified Investors Portfolios, on behalf of each of its series, has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which Diversified Investors Portfolios is obligated to redeem beneficial interests in each series with respect to any one investor during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the series at the beginning of the period. Investments in a series may not be transferred.

     The right to redeem beneficial interests or to receive payment with respect to any redemption may be suspended only (i) for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a series' securities or determination of the net asset value of each series is not reasonably practicable, and (iii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors in any series of Diversified Investors Portfolios.


     NET ASSET VALUE. Each Portfolio's net asset value is the value of its assets minus its liabilities. The price of a Portfolio's shares is based on its net asset value. Each Portfolio calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the Statement of Additional Information. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). Trading may take place in foreign securities held by a Portfolio on days when the Fund is not open for business. As a result, a Portfolio 's NAV may be impacted on days on which it is not possible to purchase or sell shares of the Portfolio.



     Each Portfolio generally values its portfolio securities based on market prices or quotations. When market prices or quotations are not readily available or are believed to be not reliable, a Portfolio may price those securities using fair value procedures approved by the Portfolio's Board of Trustees. A Portfolio may also use fair value procedures to price securities if it determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which the Portfolio's net asset value is calculated (for example, where securities are primarily traded on a foreign exchange that has closed before the Portfolio's net asset value is calculated). When a Portfolio uses fair value procedures to price securities it may value those securities higher or lower than actual market quotations or higher or lower than other Funds using their own fair value procedures to price the same securities.



     Short-term investments that have a maturity of more than 60 days generally are valued based on market prices or quotations. Short-term investments that have a maturity of 60 days or less are valued at amortized cost. Using this method, each Portfolio constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the Fund.


     TAXATION OF DIVERSIFIED INVESTORS PORTFOLIOS. Diversified Investors Portfolios is organized as a New York trust. None of its series is subject to any income or franchise tax in the State of New York. However, each investor in a series will be taxable on its share (as determined in accordance with the governing instruments of Diversified Investors Portfolio) of the series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code, and regulations promulgated thereunder.

     Diversified Investors Portfolios, since it is taxed as a partnership, is not subject to federal income taxation. Instead, any investor in Diversified Investors Portfolios must take into account, in computing its federal income tax liability, its share of Diversified Investors Portfolios' income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from Diversified Investors Portfolios.

     Withdrawals by any investor in Diversified Investors Portfolios from its corresponding series generally will not result in recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of such investor's interest in the series prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of such investor's entire interest in the series and includes a disproportionate share of any unrealized receivables held by the series and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of any investor's interest in Diversified Investors Portfolios generally equals the amount of cash and the basis of any property that such investor invests in a series, increased by such investor's share of income from that series and decreased by the amount of any cash distributions and the basis of any property distributed from that series.

     DESCRIPTION OF BENEFICIAL INTERESTS, VOTING RIGHTS AND
LIABILITIES. Diversified Investors Portfolios is organized as a series trust under the laws of the State of New York. Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series (each a "Series"). Investment in each series may not be transferred, but an investor may withdraw all or any portion of its investment at any time at net asset value. Investors in a series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that series (and of no other series). However, the risk of an investor in a series incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the series itself was unable to meet its obligations. Investments in each series have no preemptive or conversion rights and are fully paid and nonassessable, except as set forth below.


     Each investor is entitled to a vote in proportion to the amount of its investment in each series. Investors in a series will vote as a separate class, except as to voting for election of Trustees of Diversified Investors Portfolios, as otherwise required by the 1940 Act, or if determined by the Trustees of Diversified Investors Portfolios to be a matter which affects all series. As to any matter which does not affect a particular series, only investors in the one or more affected series are entitled to vote. Diversified Investors Portfolios is not required and has no current intention of holding special meetings of investors, but special meetings of investors will be held when in the judgment of the Trustees of Diversified Investors Portfolios, it is necessary or desirable to submit matters for an investor vote. Changes in fundamental policies will be submitted to investors for approval. Investors under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of Diversified Investors Portfolios by a specified number of investors) have the right to communicate with other investors in connection with requesting a meeting of investors for the purpose of removing one or more Trustees of Diversified Investors Portfolios. Investors also have the right to remove one or more Trustees of Diversified Investors Portfolios without a meeting by a declaration in writing by a specified number of investors. Upon liquidation of a series, investors would be entitled to share pro rata in the net assets of that series (and no other series) available for distribution to investors. See "Voting Rights" at page 24.


     Each series determines its net income and realized capital gains, if any, on each Portfolio Business Day and allocates all such income and gain pro rata among the investors in such series at the time of such determination.

     The "net income" of each series shall consist of (i) all income accrued, less the amortization of any premium, on the assets of the series, less (ii) all actual and accrued expenses of the series determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of a series. All the net income of each series is allocated pro rata among the investors in the series (and no other series).

     Inquiries regarding the Diversified Investors Portfolios may be directed to 4 Manhattanville Road, Purchase, New York 10577 (914-697-8000).

                                    EXPERTS


     The balance sheets of MONY as of December 31, 2004 and 2003 and the related statements of operations and cash flows for the years then ended, as well as the statements of assets and liabilities for Keynote Series Account as of December 31, 2004, and the related statements of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 2004 and 2003 have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports thereon are set forth in the Statement of Additional Information. These financial statements have been included in reliance on the report of the said firm, given on the authority of that firm as experts in auditing and accounting.


                               LEGAL PROCEEDINGS


     MONY and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to an interest in the Keynote Series Account, nor would any of these proceedings be likely to have a material adverse effect upon the Keynote Series Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.


                              FINANCIAL STATEMENTS

     The financial statements for MONY, included in the Statement of Additional Information, should be distinguished from the financial statements of Keynote, included in the Statement of Additional Information, and should be considered only as bearing on the ability of MONY to meet its obligations under the Contracts. The financial statements of MONY should not be considered as bearing on the investment performance of the assets held in Keynote.

                             ADDITIONAL INFORMATION

     This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted (including financial statements relating to MONY) pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

     For further information with respect to MONY, the Contracts offered by this Prospectus and Diversified Investors Portfolios, including the Statement of Additional Information (which includes financial statements relating to MONY), contact MONY at its address or phone number set forth on the cover of this Prospectus for requesting such statement.

     For further information with respect to the Calvert Series, Calvert Variable Series, Inc. or Calvert Asset Management Company, Inc., including a Statement of Additional Information, contact Calvert, Inc. at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or call (301) 951-4820.

                                 MISCELLANEOUS

     The Accounts are separate registered accounts of MONY. There is a possibility that one Account might become liable for a misstatement in this Prospectus about the other Account. MONY believes this possibility is remote.

                               TABLE OF CONTENTS
                                       OF
                      STATEMENT OF ADDITIONAL INFORMATION


ITEM                                                          PAGE
----                                                          ----
Independent Registered Public Accounting Firm...............    2
Sale of Contracts/Principal Underwriter.....................    2
Performance Data............................................    2
Diversified Investors Portfolios............................    5
  Investment Objectives, Policies and Restrictions..........    5
  Determination of Net Asset Value; Valuation of
     Securities.............................................   23
  Management of Diversified Investors Portfolios............   24
  Independent Accountants...................................   31
  Capital Stock and Other Securities........................   31
  Taxation..................................................   32
  Disclosure of Portfolio Holdings..........................   33
Financial Statements of MONY................................   35
Appendix....................................................  A-1

                              REQUEST FOR KEYNOTE

                      STATEMENT OF ADDITIONAL INFORMATION

     Detach and return in an envelope addressed:

                                      MONY
                   c/o Diversified Investment Advisors, Inc.
                             4 Manhattanville Road
                            Purchase, New York 10577
                          Attn: Not-For-Profit Service

     Please make sure that your name and the address to which you wish MONY to send the current Keynote Statement of Additional Information appears below:

Name
--------------------------------------------------------------------------------
Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Employer
--------------------------------------------------------------------------------

                                    APPENDIX

                          APPLICABLE PREMIUM TAX RATES

                                                               PREMIUM TAX RATE PERCENT
                                                              --------------------------
                                                              QUALIFIED    NON QUALIFIED
                                                              ---------    -------------
California..................................................     .50%           2.35%
District of Columbia........................................      --              --
Kentucky....................................................      --              --
Maine.......................................................      --            2.00%
Nevada......................................................      --            3.50%
Puerto Rico.................................................    1.00%           1.00%
South Dakota................................................      --            1.25%
West Virginia...............................................    1.00%           1.00%
Wyoming.....................................................      --            1.00%

Information about contracts can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Reports and other information about the Funds are available in the EDGAR database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 2, 2005

                        GROUP VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                             KEYNOTE SERIES ACCOUNT

                                      AND

                          MONY LIFE INSURANCE COMPANY

               1290 AVENUE OF THE AMERICAS, NEW YORK, N.Y. 10104;


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT IT RELATES TO, AND SHOULD BE READ IN CONJUNCTION WITH, THE PROSPECTUS DATED MAY 2, 2005 FOR THE GROUP VARIABLE ANNUITY CONTRACTS ISSUED BY THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK ("MONY") WHICH INVEST IN THE KEYNOTE SERIES ACCOUNT ("KEYNOTE"). THE PROSPECTUS IS AVAILABLE, AT NO CHARGE, BY WRITING MONY AT 4 MANHATTANVILLE RD., PURCHASE, NEW YORK 10577 OR BY CALLING (914) 697-8000.

A SEPARATE STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE WITHOUT CHARGE FOR CALVERT VARIABLE SERIES, INC. OF WHICH THE CALVERT SOCIAL BALANCED PORTFOLIO IS A PART BY WRITING TO CALVERT VARIABLE SERIES, INC. AT 4550 MONTGOMERY AVENUE, SUITE 1000N, BETHESDA, MARYLAND 20814 OR BY TELEPHONING 301-951-4820.

                               TABLE OF CONTENTS


ITEM                                                          PAGE
----                                                          ----
Independent Registered Public Accounting Firm...............    2
Sale of Contracts/Principal Underwriter.....................    2
Performance Data............................................    2
Diversified Investors Portfolios............................    4
  Investment Objectives, Policies and Restrictions..........    4
  Determination of Net Asset Value; Valuation of
     Securities.............................................   22
  Management of Diversified Investors Portfolios............   23
  Independent Registered Public Accounting Firm.............   33
  Capital Stock and Other Securities........................   33
  Taxation..................................................   34
  Disclosure of Portfolio Holdings..........................   35
Financial Statements of MONY................................   37
Appendix....................................................  A-1

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



     The financial statements of Keynote and MONY appearing on the following pages have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are included herein in reliance on the reports of PricewaterhouseCoopers LLP given upon the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP is located at 300 Madison Avenue, New York, New York 10017.


                    SALE OF CONTRACTS/PRINCIPAL UNDERWRITER


     MONY Securities Corporation ("MSC"), a wholly owned subsidiary of MONY, serves as the principal underwriter of the securities issued with respect to the Separate Account and distributor for the Contracts. On or about June 6, 2005, subject to regulatory approval, registered representatives of MSC will become registered representatives of AXA Advisors, LLC ("AXA Advisors"). Also, AXA Advisors will replace MSC as principal underwriter of the Separate Account and distributor for the Contracts.



     MSC does not receive underwriting commissions.


                                PERFORMANCE DATA

MONEY MARKET SUBACCOUNT


     For the seven day period ended December 31, 2004, the yield for the Money Market Subaccount was 1.24% and the effective yield was 1.25%.


     The yield is calculated by dividing the result of subtracting the value of one Unit at the end of the seven day period ("Seventh Day Value") from the value of one Unit at the beginning of the seven day period ("First Day Value") by the First Day Value (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

     The effective yield is calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

     As the Money Market Subaccount invests only in the Money Market Series (the "Money Market Series") of Diversified Investors Portfolios, the First Day Value reflects the net asset value of the interest in the Money Market Series held in the Money Market Subaccount. The Seventh Day Value reflects increases or decreases in the net asset value of the interest in the Money Market Series held in the Money Market Subaccount due to the declaration of dividends, net investment income and the daily charges and deductions from the Subaccount for mortality and expense risk. Net investment income reflects earnings on investments less expenses of the Money Market Series including the investment management fee.

     AVERAGE ANNUAL TOTAL RETURNS: The average annual total return for the Subaccounts is shown for the periods indicated in the table below.


                                                                                                 FOR THE
                                                  FOR THE    FOR THE    FOR THE    FOR THE       PERIOD
                                                    YEAR     3 YEARS    5 YEARS    10 YEARS       SINCE
                                                   ENDED      ENDED      ENDED      ENDED       INCEPTION
                                                  DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,      THROUGH
                                                    2004       2004       2004       2004     DEC. 31, 2004
                                                  --------   --------   --------   --------   -------------
Subaccount:
  Money Market(1)...............................    0.34%     0.43%       1.94%      3.31%        6.14%
  Intermediate Government Bond(1)...............    0.48%     2.65%       4.37%      5.05%        5.44%
  Core Bond(1)..................................    3.50%     5.00%       5.95%      6.16%        7.48%
  Balanced(1)...................................    7.12%     3.54%       0.12%      8.05%        7.66%
  Value & Income(1).............................   11.68%     5.42%       4.25%     11.56%       11.91%
  Equity Growth(1)..............................    6.59%     0.32%      -7.92%      7.99%        7.66%
  Calvert Series(2).............................    7.09%     3.17%      -0.83%      7.85%        7.73%


---------------
(1) On January 3, 1994, each of the corresponding Pooled Separate Accounts of MONY set forth below contributed all of its assets to the corresponding Series of Diversified Investors Portfolios in which a corresponding Keynote Subaccount invests its assets:

                                                   MONY POOLED
                   SERIES                        SEPARATE ACCOUNT
                   ------                        ----------------
Money Market................................  Pooled Account No. 4
Intermediate Government Bond................  Pooled Account No. 10d
Core Bond...................................  Pooled Account No. 5
Balanced....................................  Pooled Account No. 14
Value & Income..............................  Pooled Account No. 6
Equity Growth...............................  Pooled Account No. 1

          Total returns calculated for any period for the Money Market, Intermediate Government Bond, Core Bond, Balanced, Value & Income Subaccounts reflect the performance of the corresponding Pooled Separate Account for any period prior to January 3, 1994 and the performance of the corresponding series of Diversified Investors Portfolios thereafter. Such total returns calculated for each of the Subaccounts reflect the performance of the corresponding Pooled Separate Account only from the date that such corresponding Pooled Separate Account utilized the services of the same investment adviser as is presently providing such advice to the corresponding Series of Diversified Investors Portfolios invested in by the Subaccount. Such commencement dates are November 1978 for the Money Market Subaccount, July 1990 for the Intermediate Government Bond Subaccount, January 1978 for the Core Bond Subaccount, December 1992 for the Balanced Subaccount and January 1978 for the Value & Income Subaccount, and February 1993 for the Equity Growth Subaccount. All total return percentages reflect the historical rates of return for such period adjusted to assume that all charges, expenses and fees of the applicable Subaccount and the corresponding series of Diversified Investors Portfolios which are presently in effect were deducted during such period.

(2) The average annual total returns for the Calvert Series Subaccount reflect the average annual total returns of the Calvert Series. The commencement date of the Calvert Series is September 30, 1986.


     The table above assumes that a $1,000 payment was made to each Subaccount at the beginning of the period shown, that no further payments were made, that any distribution from the corresponding series (or its predecessor investment vehicle) were reinvested, and that a Contractholder surrendered the Contract for cash, rather than electing commencement of annuity benefits in the form of one of the Settlement Options available, at the end of the period shown. The annualized total return percentages shown in the table reflect the annualized historical rates of return and deductions for all charges, expenses, and fees which would be imposed on the payment assumed by both the corresponding series and Keynote.

                        DIVERSIFIED INVESTORS PORTFOLIOS

     Six series of Diversified Investors Portfolios are presently available for investment under the Contracts through Subaccounts of Keynote. This section of the Statement of Additional Information describes each such series, including Diversified Investors Money Market Portfolio (the "Money Market Series"), Diversified Investors Intermediate Government Bond Portfolio (the "Intermediate Government Bond Series"), Diversified Investors Core Bond Portfolio (the "Core Bond Series"), Diversified Investors Balanced Portfolio (the "Balanced Series"), Diversified Investors Value & Income Portfolio (the "Equity Income Series") and Diversified Investors Equity Growth Portfolio (the "Equity Growth Series"). The series of Diversified Investors Portfolios available under the Contracts may be collectively referred to herein as the "Series".

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                             INVESTMENT OBJECTIVES

     The investment objective of each Series is described in the Prospectus of Keynote Series Account. There can, of course, be no assurance that a Series will achieve its investment objective.

                              INVESTMENT POLICIES

     The following discussion supplements the information regarding the investment objective of each Series and the policies to be employed to achieve this objective as set forth in the Prospectus of Keynote Series Account.

BANK OBLIGATIONS

     Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

     Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as Certificates of Deposit ("CDs") and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

     Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

     In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

     In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, the Advisers carefully evaluate such investments on a case-by-case basis.

U.S. GOVERNMENT AND AGENCY SECURITIES

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A Series will invest in such securities only when the Advisers are satisfied that the credit risk with respect to the issuer is minimal.

COMMERCIAL PAPER

     Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     Each Series may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by Section 3(a)(3) of the Securities Act of 1933, as amended (the "1933 Act"). Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.

LENDING OF PORTFOLIO SECURITIES

     All Series have the authority to lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Series can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Series will adhere to the following conditions whenever its securities are loaned: (i) the
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

Series must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Series must be able to terminate the loan at any time; (iv) the Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Series may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the investment were to occur, the Series would terminate the loan and regain the right to vote the securities.

VARIABLE RATE AND FLOATING RATE SECURITIES

     Each Series may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Series to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Series, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Series' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Series may invest in obligations which are not so rated only if the Advisers determine that at the time of investment the obligations are of comparable quality to the other obligations in which the Series may invest. The Advisers, on behalf of a Series, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Series. A Series will not invest more than 15% (10% in the case of the Money Market Series) of the value of its net assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Investment Restrictions" below.

PARTICIPATION INTERESTS

     A Series may purchase from financial institutions participation interests in securities in which such Series may invest. A participation interest gives a Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Advisers must have determined that the instrument is of comparable quality to those instruments in which a Series may invest. For certain participation interests, a Series will have the right to demand payment, on not more than seven days' notice, for all or any part of the Series' participation interest in the security, plus accrued interest. As to these instruments, a Series intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. A Series will not invest more than 15% (10% in the case of the Money Market Series) of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. See "Investment Restrictions" below.

ILLIQUID SECURITIES

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     Rule 144A under the 1933 Act allows broader institutional trading of securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers.

     The Advisers will monitor the liquidity of Rule 144A securities for each Series under the supervision of the Diversified Investors Portfolio's Board of Trustees. In reaching liquidity decisions, the Advisers will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security, (2) the number of dealers and other potential purchasers wishing to purchase or sell the security, (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

UNSECURED PROMISSORY NOTES

     A Series also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Series' investment objective. The Notes purchased by a Series will have remaining maturities of 13 months or less and will be deemed by the Board of Trustees of Diversified Investors Portfolios to present minimal credit risks and will meet the quality criteria set forth above under "Investment Policies." A Series will invest no more than 15% (10% in the case of the Money Market Series) of its net assets in such Notes and in other securities that are not readily marketable(which securities would include floating and variable rate demand obligations as to which the Series cannot exercise the demand feature described above and as to which there is no secondary market). See "Investment Restrictions" below.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

     Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. A Series' risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Series may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by a Series are fully collateralized, with such collateral being marked to market daily.

     A Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, and by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Series enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Series may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by a Series.

FOREIGN SECURITIES - ALL SERIES

     Each Series may invest its assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Series, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

     It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Foreign security trading practices, including those involving securities settlement where a Series' assets may be released prior to receipt of payment, may expose a Series to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the U.S.

FOREIGN SECURITIES - MONEY MARKET SERIES

     The Money Market Series may invest in foreign securities, including only U.S. dollar-denominated obligations of foreign branches and subsidiaries of domestic banks and foreign banks, such as Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, and Yankee CDs, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a foreign or domestic bank, and Canadian time deposits, which are essentially the same as ETDs except they are issued by branches of major Canadian banks; high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by foreign corporations, including Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer; and U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Adviser to be of comparable quality to the other obligations in which the Money Market Series may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

FOREIGN SECURITIES - SERIES OTHER THAN MONEY MARKET SERIES

     Each Series' policy is not to invest more than 25% of its assets in securities of foreign issuers; not more than 5% of a Series' assets may be invested in closed-end investment companies which primarily hold foreign securities. Investments in such companies may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses. Securities of foreign issuers include investments in sponsored American Depository Receipts ("ADRs"). ADRs are depository receipts for securities of foreign issuers and provide an alternative method for a Series to make foreign investments. These securities will not be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.

     Each Series may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     Because some Series may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Series from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Such Series either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

     A forward foreign currency exchange contract is an obligation by a Series to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Series maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Series' securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Series may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisers' long-term investment decisions, the Series will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Advisers believe that it is important to have the flexibility to enter into foreign currency hedging transactions when they determine that the transactions would be in a Series' best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Series' ability to utilize forward contracts in the manner set forth herein and in the Prospectus may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Series than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Series' foreign currency denominated portfolio securities and the use of such techniques will subject a Series to certain risks.

     The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Series may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Series' ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Series' use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Series' cross-hedges and the movements in the exchange rates of the foreign currencies in which a Series' assets that are the subject of such cross-hedges are denominated.

GUARANTEED INVESTMENT CONTRACTS

     Each Series may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Series makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Series may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Series which are not readily marketable, will not exceed 15% (10% in the case of the Money Market Series) of the Series' net assets. The term of a GIC will be thirteen months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

WHEN-ISSUED SECURITIES

     Each Series may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, a Series would take delivery of such securities. When a Series commits to purchase a security on a "when-issued" or on a "forward delivery" basis, the Series establishes procedures consistent with the relevant policies of the Securities and Exchange Commission. Since those policies currently recommend that an amount of a Series' assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Series expects always to have cash, cash equivalents, or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although a Series does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of Securities and Exchange Commission policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Series may have to sell assets which have been set aside in order to meet redemptions. Also, if a Series determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Series would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Series' payment obligation).

ZERO COUPON OBLIGATIONS

     Each Series may acquire zero coupon obligations when consistent with its investment objective and policies. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since dividend income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Series may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS - SERIES OTHER THAN MONEY MARKET SERIES

     GENERAL. The successful use of such instruments draws upon the Advisers' skill and experience with respect to such instruments and usually depends on the Advisers' ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Series may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

     FUTURES CONTRACTS. A Series may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Series may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Series may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

     At the same time a futures contract is purchased or sold, the Series must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Series would provide or receive cash that reflects any decline or increase in the contract's value.

     At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Series will incur brokerage fees when it purchases or sells futures contracts.

     The purpose of the acquisition or sale of a futures contract, in the case of a Series which holds or intends to acquire fixed-income securities, is to attempt to protect the Series from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Series might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Series. If interest rates did increase, the value of the debt securities in a Series would decline, but the value of the futures contracts to the Series would increase at approximately the same rate, thereby keeping the net asset value of the Series from declining as much as it otherwise would have. The Series could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Series to maintain a defensive position without having to sell its portfolio securities.

     Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Series could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Series could then buy debt securities on the cash market. To the extent a Series enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Series' obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Series with respect to such futures contracts.

     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Advisers may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although the Advisers believe that use of such contracts will benefit the Series, if the Advisers' investment judgment about the general direction of interest rates is incorrect, a Series' overall performance would be poorer than if it had not entered into any such contract. For example, if a Series has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Series will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Series has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Series may have to sell securities at a time when it may be disadvantageous to do so.

     OPTIONS ON FUTURES CONTRACTS. The Series intend to purchase and write options on futures contracts for edging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Series is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Series will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option the Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Series' losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The Portfolios are not regulated as "commodity pools" for purposes of the Commodity Exchange Act, regulations and related positions of the Commodity Futures Trading Commission ("CFTC").

     OPTIONS ON FOREIGN CURRENCIES. A Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     A Series may write options on foreign currencies for the same types of hedging purposes. For example, where a Series anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The Series intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Series has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in cash, U.S. Government securities and other high quality liquid debt securities in a segregated account with its custodian.

     The Series also intend to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Series owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Series collateralizes the option by maintaining in a segregated account with its custodian, cash or U.S. Government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

     ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. Unlike transactions entered into by a Series in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Series to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Series' ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Series will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government Securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Series' ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

OPTIONS ON SECURITIES - SERIES OTHER THAN MONEY MARKET SERIES

     The Series may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, a Series may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Series.

     When a Series writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Series will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Series has no control, the Series must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Series forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

     When a Series writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Series at the specified exercise price at any time during the option period. If the option expires unexercised, the Series will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Series has no control, the Series must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Series, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Series will only write put options involving securities for which a determination is made at the time the option is written that the Series wishes to acquire the securities at the exercise price.

     A Series may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Series cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

     When a Series writes an option, an amount equal to the net premium received by the Series is included in the liability section of the Series' Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Series enters into a closing purchase transaction, the Series will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Series.

     A Series may purchase call and put options on any securities in which it may invest. A Series would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Series, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Series would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

     A Series would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Series, in exchange for the premium paid, to sell a security, which may or may not be held in the Series' portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Series' portfolio securities. Put options also may be purchased by a Series for the purpose of affirmatively benefiting from a decline in the price of securities which the Series does not own. A Series would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

     The Series have adopted certain other nonfundamental policies concerning option transactions which are discussed below. A Series' activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     The Series may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Series will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisers will monitor the creditworthiness of dealers with whom a Series enters into such options transactions under the general supervision of the Trustees of Diversified Investors Portfolios.

     From time to time, the Portfolio may use credit default swaps to buy or sell credit protection on an individual issuer or a "basket" of issuers, and may also purchase credit linked notes. In a credit default swap, the buyer of credit protection agrees to pay the seller a periodic premium payment in return for the seller paying the amount under par at which a bond is trading if an event occurs that impacts the payment ability of the issuer of the underlying bonds. If such a transaction is to be physically settled, the buyer of the protection delivers to the seller a credit instrument that satisfies the delivery conditions outlined in the trade confirmation. The seller of the credit protection then pays the buyer the par value of the delivered instrument. In a cash settled transaction, the buyer of protection receives from the seller the difference between the market value of the credit instrument and the par value. Credit linked notes can have one or more embedded credit default swaps relating to an individual issuer or a basket of issuers. Credit linked notes are collateralized with a portfolio of securities having an aggregate AAA rating. Credit linked notes are purchased from a trust or other special purpose vehicle that pays a fixed or floating coupon during the life of the note. At maturity, investors receive par unless the referenced credit defaults or declares bankruptcy, in which case they receive an amount equal to the recovery rate. The trust enters into a default swap with a counterparty, and in the event of default, the trust pays the counterparty par minus the recovery rate in exchange for an annual fee that is passed on to the investors in the form of a higher yield on the notes. These transactions involve certain risks, including the risk that the counterparty may be unable to fulfill the transaction.

OPTIONS ON SECURITIES INDICES - SERIES OTHER THAN MONEY MARKET SERIES

     In addition to options on securities, the Series may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

     Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Series generally will only purchase or write such an option if the Advisers believe the option can be closed out.

     Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Series will not purchase such options unless the Advisers believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

     Price movements in the Series may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisers may be forced to liquidate portfolio securities to meet settlement obligations.

SHORT SALES "AGAINST THE BOX" - SERIES OTHER THAN MONEY MARKET SERIES

     In a short sale, a Series sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Series may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box".

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Series engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Series maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Series' long position.

     The Series will not engage in short sales against the box for investment purposes. A Series may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security), or when a Series wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes or for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Series' long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Series owns. There are certain additional transaction costs associated with short sales against the box, but the Series endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.


     As a non-fundamental operating policy, the Advisers do not expect that more than 40% of a Series' total assets would be involved in short sales against the box.


DOLLAR ROLLS AND TBA SECURITIES

     Each Portfolio may enter into dollar roll transactions and purchase To Be Announced Securities ("TBAS"). Dollar rolls are transactions where a Portfolio sells securities (usually mortgage-backed securities) with a commitment to buy similar, but not identical, securities on a future date at a lower price. TBAS are a type of delayed delivery transaction where the seller agrees to issue a security at a future date. The seller does not specify the particular securities to be delivered. Instead, the Portfolio agrees to accept any security that meets specified terms.

LOANS AND OTHER DIRECT INDEBTEDNESS

     A Portfolio may purchase loans and other direct indebtedness, although the Stock Portfolios currently do not intend to make such investments. In purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Loans may be secured or unsecured. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation.

     These loans typically are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. The loans typically are made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting for itself and for others in the syndicate interest, principal and other amounts due, and for enforcing its and their other rights against the borrower. A Portfolio's investment in loans may be structured as a novation, pursuant to which the Portfolio would assume all of the rights of the lending institution in a loan, or alternatively, as an assignment, pursuant to which the Portfolio would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services.

     Certain of the loans and the other direct indebtedness acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when the Portfolio might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other liquid securities in an amount sufficient to meet such commitments.

     A Portfolio's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Portfolio will purchase, a Portfolio's Subadviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. A Portfolio may purchase interests in loans where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Some loans may be in default at time of purchase. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

     As a Portfolio may be required to rely upon another lending institution to collect and pass on to the Portfolio amounts payable with respect to the loan and to enforce the Portfolio's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Portfolio from receiving such amounts. In such cases, a Portfolio may evaluate as well the creditworthiness of the lending institution and may treat both the borrower and the lending institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the diversification of the Portfolio's investments.

     Interests in loans or other direct indebtedness are generally illiquid, and there is a limited trading market in these investments. The limited trading market can make it difficult to ascertain a market value for these investments.

CERTAIN OTHER OBLIGATIONS

     In order to allow for investments in new instruments that may be created in the future, a Series may, upon supplementing this Statement of Additional Information, invest in obligations other than those listed previously, provided such investments are consistent with a Series' investment objective, policies and restrictions.

RATING SERVICES

     The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisers also make their own evaluations of these securities, subject to review by the Board of Trustees of Diversified Investors Portfolios. After purchase by a Series, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event would require a Series to dispose of the obligation, but the Advisers will consider such an event in their determination of whether a Series should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix to this Statement of Additional Information.

     Except as stated otherwise, all investment policies and restrictions described herein are non-fundamental, and may be changed without prior shareholder approval.

                            INVESTMENT RESTRICTIONS

     The following investment restrictions are "fundamental policies" of each Series and may not be changed without the approval of a "majority of the outstanding voting securities" of the Series. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and the Prospectus, means, with respect to a Series, the lesser of (i) 67% or more of the total beneficial interests of the Series present at a meeting if the holders of more than 50% of the total beneficial interests of the Series are present or represented by proxy or (ii) more than 50% of the total beneficial interests of the Series. If a percentage or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Series' total assets or the value of a Series' securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant policy.

     As a matter of fundamental policy, no Series may:

          (1) borrow money or mortgage or hypothecate assets of the Series, except that in an amount not to exceed 1/3 of the current value of the Series' assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money and enter into reverse repurchase agreements, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

          (2) underwrite securities issued by other persons except insofar as Diversified Investors Portfolios or a Series may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

          (3) make loans to other persons except (a) through the lending of portfolio securities and provided that any such loans not exceed 30% of the Series' total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations or (c) by purchasing debt securities of types distributed publicly or privately;

          (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts), except in the ordinary course of business a Series may hold and sell portfolio real estate acquired as a result of a Series' ownership of securities;

          (5) concentrate its investments in any particular industry (excluding U.S. Government Securities), but if it is deemed appropriate for the achievement of the Series' investment objective(s), up to 25% of its total assets may be invested in any one industry (except that the Money Market Series reserves the right to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks); or

          (6) issue any senior security (as that term is defined in the 1940
     Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

     For purposes of restriction (1) above, arrangements with respect to securities lending are not treated as borrowing.

     Non-Fundamental Policies.

     Each Series will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. This policy does not prevent a Series from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.

     This policy may be changed by the Board of Trustees of Diversified Investors Portfolios.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Internal Revenue Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when changes are appropriate. Portfolio trading is engaged in for a Series if the Advisers believe that a transaction net of costs (including custodian charges) will help achieve the Series' investment objectives.

     A Series' purchases and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Series do not anticipate paying brokerage commissions in such transactions.

     BROKERAGE TRANSACTIONS. Each Series' Subadvisers may use brokers or dealers for Series transactions who also provide brokerage and research services to the Series or other accounts over which the advisers exercise investment discretion. A Series may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, a Series will "pay up" only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.

     Investment decisions for a Series will be made independently from those for any other account or investment company that is or may in the future become managed by the Advisers or their affiliates. If, however, a Series and other investment companies or accounts managed by the Subadvisers are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Series or the size of the position obtainable for the Series. In addition, when purchases or sales of the same security for a Series and for other investment companies managed by the Subadvisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Furthermore, in certain circumstances affiliates of the Subadvisers whose investment portfolios are managed internally, rather than by the Subadvisers, might seek to purchase or sell the same type of investments at the same time as a Series. Such an event might also adversely affect that Series.

DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

     Beneficial interests in each Series of Diversified Investors Portfolios are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Act. of 1933 Act.


     The net asset value per share of each Portfolio is determined on each day during which the NYSE is open for trading. As of the date of this Part B, the NYSE is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and during emergencies. This determination of net asset value is made once each day as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m., New York time, by dividing the total assets of a Portfolio or the total assets attributable to a class less all of the liabilities attributable to that Portfolio or class, by the total number of shares of that Fund or class outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order deemed to be in good order.



     For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates or, if there are no market rates, at fair value at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities. Portfolio securities listed on the NASDAQ National Market and NASDAQ Small Cap Market for which reliable market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities listed on a non-U.S. exchange are normally valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees of the Trusts and Portfolio Trusts. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. If the pricing service is unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined by the manager, using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available or are believed to be unreliable, a Fund may price securities using fair value procedures approved by the Board of Trustees of the Trusts and Portfolio Trusts. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which fairly reflects the market value as determined by the Board of Trustees of the applicable Trust or Portfolio Trust. Securities for which there are no such valuations are valued using fair value procedures established by and under the general supervision of the Board of Trustees of the applicable Trust or Portfolio Trust.



     Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the NYSE. Trading may also take place on days on which the NYSE is closed and on which it is not possible to purchase or redeem shares of a Fund. If events materially affecting the value of foreign securities occur between the time at which the market price is determined and the time when a Fund's net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the Board of Trustees of the applicable Trust or Portfolio Trust.

     Interest income on long-term obligations held for a Portfolio is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of any premiums.



     Part A contains further information on the procedures, including the fair value procedures approved by the Board of Trustees of the Trusts and Portfolio Trusts, to be used to value each Fund's securities.


MANAGEMENT OF DIVERSIFIED INVESTORS PORTFOLIOS

     The Trustees and officers of Diversified Investors Portfolios and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of Diversified Investors Portfolios. Unless otherwise indicated, the address of each Trustee and officer of Diversified Investors Portfolios is 4 Manhattanville Road, Purchase, New York 10577.

           TRUSTEES AND OFFICERS OF DIVERSIFIED INVESTORS PORTFOLIOS

                                    TRUSTEES


                                         AGE
                                         ---
INTERESTED TRUSTEES:
Mark Mullin*...........................  42    6/2002 to present - President and Chief Executive
(Managing Board Member)                        Officer, Transamerica Financial Life Insurance
                                               Company; 4/1995 to 3/2005 - Vice President,
                                               Diversified Investment Advisors, Inc.; 4/2005 to
                                               present - President and Chief Executive Officer,
                                               Diversified Investment Advisors, Inc.
Peter G. Kunkel*.......................  54    1/1994 to present - Chief Operating Officer,
                                               Diversified Investment Advisors, Inc.; 6/2002 to
                                               present - Vice President and Director, Transamerica
                                               Financial Life Insurance Company.
DISINTERESTED TRUSTEES:
Neal M. Jewell.........................  70    11/1995 to 10/2004 - Independent Trustee, EACM Select
(Managing Board Member)                        Managers Equity Fund (a mutual fund).
Robert Lester Lindsay..................  70    7/1989 to present - Retired.
Eugene M. Mannella.....................  51    8/1993 to present - President, International Fund
(Managing Board Member)                        Services (mutual fund administration).
Joyce Galpern Norden...................  65    6/2004 to present - Retired; 9/1996 to 6/2004 - Vice
                                               President, Institutional Advancement,
                                               Reconstructionist Rabbinical College.
Patricia L. Sawyer.....................  54    1989 to present - President and Executive Search
(Managing Board Member)                        Consultant, Smith & Sawyer LLC.


                                    OFFICERS

     Mr. Mullin is President and Chairman of the Board of Diversified Investors Portfolios.


                                       AGE
                                       ---
Robert F. Colby......................  49    1/1994 to present - Senior Vice President and General
                                             Counsel, Diversified Investment Advisors, Inc.; 1/1994
                                             to present - Vice President and General Counsel,
                                             Diversified Investors Securities Corp.; 11/1993 to
                                             present - Vice President, Assistant Secretary, and
                                             Director, Transamerica Financial Life Insurance Company.
Joseph P. Carusone...................  39    6/2001 to present - Vice President, Diversified
                                             Investment Advisors, Inc.; 12/1999 to 6/2001 - Director,
                                             Diversified Investment Advisors, Inc.; 1999 to 2001 -
                                             Assistant Treasurer, Diversified Investors Fund Group;
                                             2004 to present - Director, Transamerica Financial Life
                                             Insurance Company.
Quedel Principal.....................  39    1/1996 to present - Vice President and Senior Counsel,
                                             Diversified Investment Advisors, Inc.; 6/2002 to present
                                             - Director, Diversified Investors Securities Corp.
Suzanne Valerio-Montemurro...........  40    12/1998 to present - Director, Diversified Investment
                                             Advisors, Inc.
Richard Resnik.......................  38    6/1999 to present - Director, Vice President, and Chief
                                             Compliance Officer, Diversified Investors Securities
                                             Corp.; 8/2004 to present - Chief Compliance Officer,
                                             Diversified Investment Advisors, Inc.; 4/1998 to 3/2004
                                             - Director of Compliance, Diversified Investment
                                             Advisors, Inc.; 4/2004 to present - Chief Compliance
                                             Officer, Diversified Investment Advisors, Inc.



     The address of each Trustee and officer of the Diversified Investors Portfolios is Four Manhattanville Road, Purchase, New York 10577. The Declaration of Trust provides that the Diversified Investors Portfolios will indemnify its Trustees and officers as described below under "Description of the Trust; Fund Shares."

                          INVESTMENT ADVISORY SERVICES

     The Diversified Investment Advisors, Inc. ("Diversified") manages the assets of each Series pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with Diversified Investors Portfolios with respect to that Series and the investment policies described herein and in the Prospectus. Subject to such further policies as the Diversified Investors Portfolios' Board of Trustees may determine, the Diversified provides general investment advice to each Series. For its services under each Advisory Agreement, Diversified receives from each Series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table set forth in the Prospectus of the corresponding Series' average daily net assets.

     For each Series of Diversified Investors Portfolios, Diversified has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with one or more of the subadvisers (each "Subadviser," and collectively the "Subadvisers"). It is the responsibility of a Subadviser to make the day to day investment decisions for its Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general supervision of Diversified. Each Subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the corresponding Series' investments and effecting securities transactions for a Series.

     Each Advisory Agreement provides that Diversified or a Subadviser, as the case may be, may render services to others. Each agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by a Series when authorized either by majority vote of the investors in the Series (with the vote of each being in proportion to the amount of their investment) or by a vote of a majority of its Board of Trustees of Diversified Investors Portfolios, or by Diversified or a Subadviser on not more than 60 days' nor less than 30 days' written notice, as the case may be, and will automatically terminate in the event of its assignment. Each agreement provides that neither Diversified nor Subadviser nor their personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the corresponding Series, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement and the Subadvisory Agreement, as the case may be.

     Diversified's and Subadviser's fees are described in to the Prospectus. Diversified, if required by applicable state law, shall reimburse a Series or waive all or part of its fees up to, but not exceeding, its investment advisory fees from the Series. Such reimbursement, if required, will be equal to the combined aggregate annual expenses which exceed that expense limitation with the lowest threshold prescribed by any state in which such Series is qualified for offer or sale. Management of Diversified Investors Portfolios has been advised that the lowest such threshold currently in effect is 2 1/2% of net assets up to $30,000,000, 2% of the next $70,000,000 of net assets and 1/2% of net assets in excess of that amount.

SUBADVISERS


     The Subadvisers make the day-to-day investment decisions for the Diversified Investors Portfolios, subject in all cases to the general supervision of Diversified. The Subadvisers are listed below, along with information they have provided regarding the compensation of certain investment management personnel, other accounts managed by each such person, and each such person's ownership of securities of the Funds the invest in the Portfolio with respect to which such person has or shares management responsibility.



MONEY MARKET SERIES



     GE Asset Management, Incorporated. GE Asset Management was formed in 1988 and has been a registered investment adviser since 1988.

     Donald Duncan, Richard Annunziato, and James Gannon (the "GE Asset Management Team") are responsible for the day-to-day supervision of the Money Market Series on behalf of GE Asset Management.



     As of December 31, 2004, each member of the GE Asset Management Team managed assets for (i) five other registered investment companies having approximately $1.954 billion in total assets, (ii) four other pooled investment vehicles having approximately $9.674 billion in total assets, and (iii) two other accounts having approximately $903 million in total assets. GE Asset Management's advisory fee was not based on the performance of any of such registered investment companies, pooled investment vehicles or other accounts.



     The compensation package of each member of the GE Asset Management Team includes both fixed base compensation and variable incentive compensation components. The base compensation of each member of the GE Asset Management Team is based on his professional experience and responsibilities relative to similarly situated GE Asset Management portfolio managers.



     Each member of the GE Asset Management Team is also eligible to receive incentive compensation annually in the form of variable cash bonuses that are based on quantitative and qualitative factors. Generally, 60% of incentive compensation is quantitatively determined, based on the investment performance of each member of the GE Asset Management Team and, where applicable, the investment performance of the GE Asset Management Team as a whole, over both a one- and three-year time-frame relative to a variety of benchmarks generally applicable to money market funds. The remaining 40% of incentive compensation is based on several qualitative factors, including, but not limited to, (i) teamwork/leadership, (ii) marketing support, and (iii) effective communication.



     In addition to the base compensation and incentive compensation, GE Asset Management's parent company, General Electric Co. ("GE"), periodically grants restricted stock units and options to purchase shares of GE common stock. GE determines the overall timing, frequency and size of such grants, which it distributes to its subsidiary businesses and provides guidelines for the subsequent grant to individual employees. The pool of GE Asset Management employees eligible for such grants could include members of the GE Asset Management Team; however, no special grants are guaranteed, allocated or anticipated specifically for such team members. The strike price of stock options is the selling price of GE common stock as of the grant date.



     All GE employees, including members of the GE Asset Management Team, are also eligible to participate in GE's defined benefit plan and its defined contribution plan, which offers participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Aside from such plans, deferred compensation is not a regular component of a GE Asset Management Team member's compensation. In the past, GE has periodically offered the opportunity for certain executives (which may include certain members of the GE Asset Management Team) to defer portions of their base compensation and incentive compensation. These deferral programs are offered and administered at the discretion of GE and provide for the deferral of salary at a specific rate of return, payable upon retirement according to a predetermined payment schedule.



     As of December 31, 2004, no member of the GE Asset Management Team beneficially owned securities in any of the Funds that invest in the Money Market Series.



INTERMEDIATE GOVERNMENT BOND SERIES



     Allegiance Investment Management, L.L.C. Stephens Capital Management



     Allegiance Investment Management, L.L.C. Allegiance was formed in 2001. Its predecessor, Allegiance Capital, Inc., was formed in 1988. 100% of Allegiance Capital, Inc.'s assets were subsequently transferred to Allegiance. Allegiance has been a registered investment adviser since 2002.

     William K. Mawhorter, Martin D. Standish, Bryan Scordamaglia, Ion Dan, and Ashley Mawhorter (the "Allegiance Team") are responsible for the day-to-day supervision of the Intermediate Government Bond Series on behalf of Allegiance.



     As of December 31, 2004, each member of the Allegiance Team managed assets for (i) one other registered investment company having approximately $5.9 million in total assets, (ii) no other pooled investment vehicles, and (iii) two hundred seventy-one other accounts having approximately $5.081 billion in total assets. Allegiance's advisory fee was not based on performance for such registered investment company or other accounts.



     Members of the Allegiance Team are compensated with a combination of base salary and annual bonus. Factors that influence the bonus amount are the achievement of personal and professional goals. Compensation is not based on the number of assets managed, as the position of portfolio manager (responsible for specific, individual client accounts) per se does not exist at Allegiance. Additionally, employees have the option to purchase equity in Allegiance. Mr. Mawhorter, Mr. Standish, and Ms. Mawhorter are shareholders of Allegiance.



     As of December 31, 2004, no member of the Allegiance Team beneficially owned securities in any of the Funds that invest in the Intermediate Government Bond.



     Stephens Capital Management. Stephens was formed in 1982 and has been a registered investment adviser since 1982.



     William L. Tedford and Alan B. Tedford are responsible for the day-to-day supervision of the Intermediate Government Bond Series on behalf of Stephens Capital Management.



     As of December 31, 2004, William and Alan Tedford each managed assets for
(i) one other registered investment company having approximately $38.831 million in total assets, (ii) no other pooled investment vehicles, and (iii) forty-two other accounts having approximately $637 million in total assets. Stephens Capital Management's advisory fee was not based on performance for such registered investment company or such other accounts.



     William Tedford receives a base salary plus a discretionary bonus. Alan Tedford's compensation is set at a fixed percentage of Stephen's fee income.



     As of December 31, 2004, neither William nor Alan Tedford beneficially owned securities in Funds that invest in the Intermediate Government Bond.



CORE BOND SERIES



     BlackRock Advisors, Inc. BlackRock was formed in 1988 and was acquired by PNC Financial Services Group (formerly PNC Bank) in 1995. BlackRock has been a registered investment adviser since 1998.



     Scott Amero and Keith Anderson are responsible for the day-to-day supervision of the Core Bond Series on behalf of BlackRock.



     As of December 31, 2004, Mr. Amero managed assets for (i) thirty-five other registered investment companies having approximately $17.2 billion in total assets (BlackRock's advisory fee was not based on the performance of any of such registered investment companies), (ii) forty-two other pooled investment vehicles having approximately $11.5 billion in total assets (with BlackRock's advisory fee being based on performance for three of such pooled investment vehicles, which had approximately $2.6 billion in total assets), and (iii) three hundred eighty-four other accounts having approximately $96.3 billion in total assets (with BlackRock's advisory fee being based on performance for twenty of such accounts, which had approximately $5.9 billion in total assets).



     As of December 31, 2004, Mr. Anderson managed assets for (i) thirty other registered investment companies having approximately $15 billion in total assets (BlackRock's advisory fee was not based on the performance of any of such registered investment companies), (ii) thirty-five other pooled investment vehicles having approximately $10.3 billion in total assets (with BlackRock's advisory fee being based on performance for three of such pooled investment vehicles, which had approximately $2.6 billion in total assets), and
(iii) three hundred sixty-six other accounts having approximately $90.7 billion in total assets (with BlackRock's advisory fee being based on performance for twenty of such accounts, which had approximately $5.9 billion in total assets).



     BlackRock's compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary (based on seniority and/or position with the firm), a discretionary bonus (which can include a discretionary cash bonus and/or awards under or participation in a long-term incentive plan, a deferred compensation program, a restricted stock award program and/or incentive savings plan), and various retirement benefits.



     Annual incentive compensation for Mr. Amero and Mr. Anderson is a function of two components: the investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios. In most cases, the benchmarks against which Mr. Amero and Mr. Anderson compete are the same as the benchmark or benchmarks against which the performance of the Core Bond Series or other accounts are measured. For Mr. Amero and Mr. Anderson, the relevant benchmark is a combination of market benchmarks (e.g. the Lehman Brothers Aggregate Index, Lehman Brothers Intermediate Aggregate Index and others) and client specific benchmarks (in this case, the Lehman Brothers Aggregate Index). In addition, some of the annual incentive compensation of Mr. Amero and Mr. Anderson may include a portion of the performance fees paid by certain accounts and funds that they manage.



     Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock's Management Committee determines all compensation matters for portfolio managers.



     As of December 31, 2004, neither Mr. Amero nor Mr. Anderson beneficially owned securities in any of the Funds that invest in the Core Bond Series.



BALANCED SERIES



    Western Asset Management Company


    Goldman Sachs Asset Management, L.P.



     Western Asset Management Company. Western Asset was founded in 1971 and is a wholly-owned subsidiary of Legg Mason, Inc.



     S. Kenneth Leech and Stephen A. Walsh are responsible for the day-to-day supervision of the Balanced Series on behalf of Western Asset Management.



     As of December 31, 2004, Mr. Leech and Mr. Walsh each managed assets for
(i) thirty-three other registered investment companies having approximately $19.403 million in total assets, (ii) fifteen other pooled investment vehicles having approximately $6.763 million in total assets, and (iii) seven hundred sixteen other accounts having approximately $171.672 million in total assets (with Western Asset Management's advisory fee being based on performance for fifty-four of such accounts, which had approximately $15.835 million in total assets). Western Asset Management's advisory fee was not based on performance for any of the aforementioned registered investment companies or pooled investment vehicles. The number of accounts and assets under management listed above reflect the overall number of portfolios managed by Western Asset Management. Mr. Leech and Mr. Walsh are involved in the management of all of Western Asset Management's portfolios, but are not solely responsible for particular portfolios.

     Western Asset Management's compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes base salaries, employee benefits, and a retirement plan. In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset Management, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. The majority of a portfolio manager's bonus is tied directly to investment performance versus appropriate peer groups and benchmarks derived from salary and compensation surveys performed by third party providers. Because portfolio managers are generally responsible for multiple accounts (including funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Western Asset Management, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset Management's business. In order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.



     As of December 31, 2004, neither Mr. Leech nor Mr. Walsh beneficially owned securities in any of the Funds that invest in the Balanced Series.



     Goldman Sachs Asset Management, L.P. Goldman Sachs Asset Management has been registered as an investment adviser with the Securities and Exchange Commission since 1990 and is an affiliate of Goldman, Sachs & Co.



     Melissa Brown and Gary Chropuvka are responsible for the day-to-day supervision of the Balanced Series on behalf of Goldman Sachs Asset Management.



     As of December 31, 2004, Ms. Brown managed assets for (i) thirty-seven other registered investment companies having approximately $9.556 billion in total assets (Goldman Sachs Asset Management's advisory fee was not based on performance for such registered investment companies), (ii) five other pooled investment vehicles having approximately $2.516 billion in total assets (with Goldman Sachs Asset Management's advisory fee being based on performance for one such pooled investment vehicle, which had approximately $109.2 million in total assets), and (iii) ninety-four other accounts having approximately $16.675 billion in total assets (with Goldman Sachs Asset Management's advisory fee being based on performance for eighteen of such accounts, which had approximately $4.177 billion in total assets).



     As of December 31, 2004, Mr. Chropuvka managed assets for (i) thirty-eight other registered investment companies having approximately $9.65 billion in total assets (Goldman Sachs Asset Management's advisory fee was not based on performance for such registered investment companies), (ii) five other pooled investment vehicles having approximately $2.516 billion in total assets (with Goldman Sachs Asset Management's advisory fee being based on performance for one such pooled investment vehicle, which had approximately $109.2 million in total assets), and (iii) two hundred forty-one other accounts having approximately $17.845 billion in total assets (with Goldman Sachs Asset Management's advisory fee being based on performance for eighteen of such accounts, which had approximately $4.177 billion in total assets).



     The compensation packages for Ms. Brown and Mr. Chropuvka are comprised of a base salary and performance bonus. The performance bonus is a function of each portfolio manger's individual performance, his or her contribution to the overall performance of certain strategies and annual revenues in the investment strategy which in part is derived from advisory fees and for certain accounts, performance based fees.

     The performance bonuses for Ms. Brown and Mr. Chropuvka are significantly influenced by the following criteria: (1) whether the teams' pre-tax performance exceeded performance benchmarks over one-, three-, and five-year periods, (2) whether the portfolio manger managed portfolios within a defined range around a targeted tracking error and risk budget; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio mangers within the research process. In addition the other factors that are also considered when the amount of performance bonus is determined: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team achieved top tier rankings and ratings; and (3) whether the team managed all similarly mandated accounts in consistent manner. Benchmarks for measuring performance can either be broad based or more narrow indices which will vary based on client expectations. The benchmark for the Balanced Series is the S&P 500 Index.



     Goldman Sachs Asset Management decision may also be influenced by the following: the performance of Goldman Sachs Asset Management; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms.



     In addition to base salary and performance bonus, Goldman Sachs Asset Management has a number of additional benefits/deferred compensation programs for all portfolio managers, including Ms. Brown and Mr. Chropuvka, in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (ii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Ms. Brown and Mr. Chropuvka may also receive grants of restricted stock units and/or stock options as part of their compensation.



     Certain Goldman Sachs Asset Management portfolio managers also may participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.



     As of December 31, 2004, neither Ms. Brown nor Mr. Chropuvka beneficially owned securities in any of the Funds that invest in the Balanced Series.



VALUE & INCOME SERIES



     TCW Investment Management Company ("TCW").  TCW was formed in 1971.



     Diane E. Jaffee is responsible for the day-to-day supervision of the Value & Income Series on behalf of TCW.



     As of December 31, 2004, Ms. Jaffee managed assets for (i) five other registered investment companies having approximately $682 million in total assets (TCW's advisory fee was not based on performance for such registered investment companies), (ii) eleven other pooled investment vehicles having approximately $934 million in total assets (with TCW's advisory fee being based on performance for two of such pooled investment vehicles, which had approximately $1.907 billion in total assets), and (iii) forty-seven other accounts having approximately $500 million in total assets (TCW's advisory fee was not based on the performance of any of such accounts).



     Portfolio managers at TCW, including Ms. Jaffee, are generally compensated through a combination of base salary and fee sharing based compensation. Fee sharing generally represents most of the portfolio managers' total compensation and is linked quantitatively to a fixed percentage of fee revenues of accounts in the investment strategy area for which the managers are responsible. Fee sharing applies to all accounts of TCW and its affiliates and is paid quarterly.



     In some cases, the fee sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite, net of fees and expenses, to that of a benchmark.

The benchmark varies from strategy to strategy but, within a given strategy, it applies to all accounts. The measurement of performance can be based on single year or multiple year metrics, or a combination thereof.



     Fee sharing for portfolio managers, including Ms. Jaffee, may be determined on a gross basis, without the deduction of expenses. In other cases, fee sharing revenues are allocated to a pool and fee sharing compensation is paid out after the deduction of group expenses. Fee sharing revenues added to a pool will include those from the products managed by the portfolio manager, but may include those of products managed by other portfolio managers in the group. The fee sharing percentage used to compensate the portfolio managers for management of the Value & Income Series is the same as that used to compensate them for all other TCW client accounts they manage. In general, portfolio managers do not receive discretionary bonuses.



     Certain accounts of TCW have a performance fee in addition to or in lieu of a flat asset-based fee. These performance fees can be (a) asset-based fees, the percentage of which is tied to the performance of the account relative to a benchmark or (b) a percentage of the net gains of the account over a threshold gain tied to a benchmark. For these accounts, the portfolio managers' fee sharing compensation will apply to such performance fees. The fee sharing percentage in the case of performance fees is generally the same as it is for the fee sharing compensation applicable to the Value & Income Series; however, in the case of certain alternative investment products managed by a portfolio manager, the fee sharing percentage may be higher.



     Portfolio managers also participate in deferred compensation programs, the amount of which are tied to their tenure at TCW and are payable upon the reaching of certain time-based milestones. In addition, certain portfolio managers participate or are eligible to participate in stock option or stock appreciation plans of TCW and/or TCW's parent, Societe Generale. Certain portfolio managers participate in compensation plans that are allocated a portion of management fees, incentive fees or performance fees payable to TCW in its products, including those not managed by the portfolio managers. Some portfolio managers are stockholders of the parent company of the Adviser as well.



     As of December 31, 2004, Ms. Jaffee did not beneficially own securities in any of the Funds that invest in the Value & Income Series.



EQUITY GROWTH SERIES



    Ark Asset Management Co., Inc.
     Marsico Capital Management, LLC



     Ark Asset Management Co., Inc. Ark was formed in July 1989 and is owned by Ark Asset Holdings, Inc.; Ark Asset Holdings, Inc. is owned by certain Ark employees.



     Joel Kurth and Nancy Peretz are responsible for the day-to-day supervision of the Equity Growth Series on behalf of Ark.



     As of December 31, 2004, Mr. Kurth and Ms. Peretz each managed assets for
(i) four other registered investment companies having approximately $430 million in total assets, (ii) ten other pooled investment vehicles having approximately $1.19 billion in total assets, and (iii) eighty-eight other accounts having approximately $4.085 billion in total assets. Ark's advisory fee was not based on the performance of any of such registered investment companies, pooled investments vehicles or other accounts.



     The annual compensation of Mr. Kurth and Ms. Peretz is comprised of salary and incentive bonuses, which are based on (a) Ark's profitability; (b) each portfolio manager's group's profitability; and (c) each portfolio manager's (i) contribution to investment ideas and the investment process, (ii) skill as a professional, and (iii) effective interface with clients and other professional at Ark.



     As of December 31, 2004, neither Mr. Kurth nor Ms. Peretz beneficially owned securities in any of the Funds that invest in the Equity Growth Series.

     Marsico Capital Management, LLC. Marsico was formed in September 1997 and is wholly owned by the Bank of America.



     Thomas F. Marisco is responsible for the day-to-day supervision of the Equity Growth Series on behalf of Marsico.



     As of December 31, 2004, Mr. Marisco managed assets for (i) twenty-nine other registered investment companies having approximately $21.158 billion in total assets, (ii) eleven other pooled investment vehicles having approximately $1.045 billion in total assets, and (iii) one hundred sixty-seven other accounts having approximately $16.997 billion in total assets. Marsico's advisory fee was not based on the performance of any of such registered investment companies, pooled investments vehicles or other accounts.



     Mr. Marsico's compensation consists of a base salary (reevaluated at least annually) and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico's overall profitability for the period, and (2) individual achievement and contribution. Mr. Marsico's compensation is dependent upon, among other factors, the overall performance of all accounts for which he provides investment advisory services. Mr. Marsico does not receive special consideration based on the performance of particular accounts. Exceptional individual efforts by portfolio managers at Marsico are rewarded through greater participation in the firm's bonus pool. Mr. Marsico's compensation comes solely from Marsico. Although Marsico may compare account performance with relevant benchmark indices, Mr. Marsico's compensation is not directly tied to achieving any pre-determined or specified level of performance.



     In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate each portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico's investment team, contributions to Marsico's overall investment performance, discrete securities analysis, and other factors. In addition to his salary and bonus, Mr. Marsico may participate in other Marsico's benefits to the same extent and on the same basis as other MCM employees.



     As of December 31, 2004, Mr. Marsico did not beneficially own securities in any of the Funds that invest in the Equity Growth Series.


                                 ADMINISTRATOR

     The Administrative Services Agreement between Diversified, as Administrator, and Diversified Investors Portfolios is described in the Prospectus. The agreement provides that Diversified may render services to others as administrator. In addition, the agreement terminates automatically if it is assigned and may be terminated without penalty by majority vote of the investors in Diversified Investors Portfolios (with the vote of each being in proportion to the amount of their investment). The Administrative Services Agreement also provides that neither Diversified nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in connection with any Series, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their duties or obligations under said agreements.

                          CUSTODIAN AND TRANSFER AGENT

     Pursuant to a Custodian Contract, Investors Bank & Trust Company acts as the custodian of each Series' assets (the "Custodian"). The Custodian's business address is 200 Clarendon Street, Boston, Massachusetts 02116. The Custodian's responsibilities include safeguarding and controlling cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Series' investments, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in each Series.

Securities held by a Series may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company and may be held by a subcustodian bank if such arrangements are reviewed and approved by the Board of Trustees of Diversified Investors Portfolios. The Custodian does not determine the investment policies of any Series or decide which securities any Series will buy or sell. A Series may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities and foreign exchange transactions. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and Diversified Investors Portfolios.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



     PricewaterhouseCoopers LLP, serves as the independent registered public accounting firm for Diversified Investors Portfolios providing audit and accounting services including (i) audit of the annual financial statements, (ii) assistance and consultation with respect to the filings with the Securities and Exchange Commission and (iii) preparation of annual income tax returns.



The financial statements of Diversified Investors Portfolios included herein have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


CAPITAL STOCK AND OTHER SECURITIES

     Diversified Investors Portfolios is organized as a trust under the law of the State of New York. Under Diversified Investors Portfolios Declaration of Trust, the Trustees are authorized to issue beneficial interest in one or more Series. Currently there are nine active Series of Diversified Investors Portfolios. Investors in a Series will be held personally liable for the obligations and liabilities of that Series (and of no other Series), subject, however, to indemnification by Diversified Investors Portfolios in the event that there is imposed upon an investor a greater portion of the liabilities and obligations of the Series than its proportionate beneficial interest in the Series. The Declaration of Trust also provides that Diversified Investors Portfolios shall maintain appropriate insurance (for example, a fidelity bond and errors and omissions insurance) for the protection of Diversified Investors Portfolios, its investors, Trustees, officers, employees and agents, and covering possible tort and other liabilities. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and Diversified Investors Portfolios itself was unable to meet its obligations.

     Investors in a Series are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of their respective Series only. Upon liquidation or dissolution of a Series, investors are entitled to share pro rata in that Series' (and no other Series) net assets available for distribution to its investors. Diversified Investor Portfolios reserves the right to create and issue additional Series of beneficial interest, in which case the beneficial interests in each new Series would participate equally in the earnings, dividends and assets of that particular Series only (and no other Series). Any property of Diversified Investors Portfolios is allocated and belongs to a specific Series to the exclusion of all other Series. All consideration received by Diversified Investors Portfolios for the issuance and sale of beneficial interests in a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings and proceeds thereof, and any funds or payments derived from any reinvestment of such proceeds, is held by the Trustees of Diversified Investors Portfolios in a separate subtrust (a Series) for the benefit of investors in that Series and irrevocably belongs to that Series for all purposes. Neither a Series no investors in that Series possess any right to or interest in the assets belonging to any other Series.

     Investments in a Series have no preference, preemptive, conversion or similar rights and are fully paid and nonassessable, except as set forth below. Investments in a Series may not be transferred.

     Each investor is entitled to a vote in proportion to the amount of its investment in each Series. Investors in a Series do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interests in all outstanding Series may elect all of the Trustees if they choose to do so and in such event other investors would not be able to elect any Trustees. Investors in each Series will vote as a separate class except as to voting for the election of Trustees, as otherwise required by the 1940 Act, or if determined by the Trustees to be a matter which affects all Series. As to any matter which does not affect the interest of a particular Series, only investors in the one or more affected Series are entitled to vote. Diversified Investors Portfolios is not required and has no current intention of holding annual meetings of investors, but will hold special meetings of investors when in the judgment of Trustees it is necessary or desirable to submit matters for an investor vote. The Declaration of Trust may be amended without the vote of investors, except that investors have the right to approve by affirmative majority vote any amendment which would affect their voting rights, alter the procedures to amend the Declaration of Trust, or as required by law or by Diversified Investors Portfolios registration statement, or as submitted to them by the Trustees. Any amendment submitted to investors which the Trustees determine would affect the investors of any Series shall be authorized by vote of the investors of such Series and no vote will be required of investors in a Series not affected.

     Diversified Investors Portfolios, or any Series, may merge or consolidate or may sell, lease or exchange substantially all of its assets when authorized at any meeting of investors by a majority of the outstanding interests of Diversified Investors Portfolios (or of the affected Series), or by written consent, without a meeting, of the holders of a majority of the outstanding interests voting as a single class. Diversified Investors Portfolios or any Series may reincorporate or reorganize (but not with another operating entity) without any investor vote. Diversified Investors Portfolios may be terminated at any time by the affirmative vote of investors holding not less than two-thirds of all outstanding interests, or by the Trustees by written notice to the investors. Any Series may be terminated at any time by the affirmative vote of investors holding not less than two-thirds of the interests in that Series, or by the Trustees by written notice to the investors of that Series. If not so terminated, Diversified Investors Portfolios will continue indefinitely.

     The Declaration of Trust provides that obligations of Diversified Investors Portfolios are not binding upon the Trustees individually but only upon the property of Diversified Investors Portfolios and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     The Declaration of Trust further provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with Diversified Investors Portfolios, unless, as to liability to Diversified Investors Portfolios or its investors, it is finally adjudicated that they engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of Diversified Investors Portfolios. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

TAXATION

     Diversified Investors Portfolios is organized as a New York trust. The Trust and each Series are not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts. However, each investor in a Series will be taxable on its share (as determined in accordance with the governing instruments of the Trust) of the Series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder.

     Each Series, since it is taxed as a partnership, is not subject to federal income taxation. Instead, and investor must take into account, in computing its federal income tax liability, its share of the Series' income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Series.

     Withdrawals by investors from each Series generally will not result in their recognizing any gain or loss for federal income tax purposes, except that
(1) gain will be recognized to the extent that any cash distributed exceeds the basis of the investor's interest in the Series prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of the investor's entire interest in the Series and includes a disproportionate share of any unrealized receivables held by the Series, and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of an investor's interest in a Series generally equals the amount of cash and the basis of any property that the investor invests in the Series, increased by the investor's share of income from the Series and decreased by the amount of any cash distributions and the basis of any property distributed from the Series.

     Each Series' taxable year-end will be December 31. Although, as described above, the Series will not be subject to federal income tax, each will file appropriate income tax information returns.

     It is intended that each Series' assets, income and distributions will be managed in such a way that an investor in each Series will be able to satisfy the requirements of Subchapter M of the Code.

                               HEDGING STRATEGIES

     The use of hedging strategies, such as a Series' entering into interest rate futures contracts and purchasing options thereon, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith. Income from the disposition of futures contracts and options thereon will be subject to the limitation that a Series must derive less than 30% of its gross income from the sale or other disposition of securities, options or futures contracts held for less than three months (the "Short-Short Limitation").

     If certain requirements are satisfied, any increase in value on a position that is part of a "designated hedge" will be offset by an decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Short-Short Limitation is satisfied. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Series intends to qualify for this treatment when it engages in hedging transactions, but at the present time it is not clear whether this treatment will be available for all of a Series' hedging transactions. To the extent this treatment is not available, a Series may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for an investor in the Series to qualify as a Regulated Investment Company.

                                 OTHER TAXATION

     The investment by an investor in a Series does not cause the investor to be liable for any income or franchise tax in the State of New York. Investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Series.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Board of Trustees of Diversified Investors Portfolios has approved policies and procedures developed by Diversified with respect to the disclosure of the Portfolios' securities and any ongoing arrangements to make available information about the Portfolios' securities. The policy requires that disclosure of information about a Portfolio's portfolio holdings be in the best interests of the Portfolio's shareholders, and that any conflicts of interest between the interests of the Portfolio's shareholders and those of Diversified or its affiliates be addressed in a manner that places the interests of Portfolio's shareholders first. This policy provides that information regarding the Portfolios' holdings may never be shared with non-Diversified employees, with retirement plan sponsors, with insurance companies, with investors and potential investors (whether individual or institutional), or with third parties unless it is done for legitimate business purposes and in accordance with the policy.

     Subject to the provisions relating to "ongoing arrangements" discussed below, Diversified's policy generally provides for the release of details of securities positions once they are considered "stale." Data is considered stale once it is 25 days old after calendar quarter-end. This passage of time prevents a third party from benefiting from an investment decision made by a Portfolio that has not been fully reflected by the market. For the purposes of the policy, the term "ongoing arrangement" is interpreted to include any arrangement, whether oral or in writing, to provide portfolio holdings information to any person or entity more than once, but excluding any arrangement to provide such information once its considered stale under the policy.

     Each Portfolio's complete list of holdings (including the size of each position) may be made available to retirement plan sponsors, insurance companies, investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter-end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, posting the information to Diversified's internet site that is accessible by the public, or through public release by a third party vendor.

     Under the policy, if portfolio holdings are released pursuant to an ongoing arrangement with any party, the Portfolio must have a legitimate business purpose for the release of the information, the release of the information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by Diversified on behalf of the Portfolio and neither the Portfolio, Diversified or any other affiliated party may receive compensation or any other consideration in connection with such arrangements.

     The written approval of Diversified's Chief Compliance Officer must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Exceptions are granted only after a thorough examination and consultation with Diversified's Legal Department, as necessary. Any exceptions to the policies must be reported to the Board of Trustees of Diversified Investors Portfolios at its next regularly scheduled meeting.

     All ongoing arrangements to make available information about a Portfolio's portfolio securities will be reviewed by the Board of Trustees of Diversified Investors Portfolios no less frequently than quarterly.


     Set forth below is a list, as of the date of this Statement of Additional Information, of those parties with whom Diversified has authorized ongoing arrangements that include the release of portfolio holdings information, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. Not all of the ongoing arrangements described below may be applicable to each Portfolio.

The Portfolios' auditor also has access from time to time to the Portfolios' holdings in connection with performing the audit and related functions.




                                                DELAY BEFORE
RECIPIENT (HOLDINGS)                FREQUENCY   DISSEMINATION
--------------------                ---------   -------------
Investors Bank & Trust Company      Daily        None
Institutional Shareholders
  Services                          Monthly      1 day
Bowne & Co., Inc.                   Quarterly    1-7 days
[Zotos International, Inc.          Quarterly    25 days]
Callan Associates, Inc.             Quarterly    15 days
Deloitte & Touche LLP               Quarterly    15 days
Evaluation Associates, Inc.         Quarterly    15 days
Marsh USA, Inc.                     Quarterly    15 days
New England Pension Consultants     Quarterly    15 days
Plexus Group, Inc.                  Quarterly    1-7 days
Rocaton Investment Advisors, LLC    Quarterly    15 days
Trainer Wortham and Company, Inc.   Quarterly    15 days
Watson Wyatt Investment Consulting  Quarterly    15 days
Yanni Partners, Inc.                Quarterly    15 days


     With respect to each such arrangement , the Portfolios have a legitimate business purpose for the release of information. The release of the information is subject to trading restrictions and/or confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by Diversified on behalf of the Portfolios. Neither the Portfolios, Diversified or any other affiliated party receives compensation or any other consideration in connection with such arrangements.

     Where a non-Diversified entity serves as a subadviser to a Portfolio advised by Diversified, the subadviser may release portfolio holdings information with respect to that Portfolio only with the prior consent of Diversified, provided however that the subadviser may, without such prior consent, disclose portfolio holdings information to Diversified, the Portfolio's Trustees and officers, custodian, administrator, accounting and pricing agents, legal advisers, compliance personnel, auditors and brokers solely in connection with the performance of its advisory duties for that Fund, or in response to legal or regulatory requirements.

                          FINANCIAL STATEMENTS OF MONY

     The financial statements of MONY that are included in this Statement of Additional Information are different from the financial statements of Keynote. The financial statements of MONY should be considered only as bearing upon the ability of MONY to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in Keynote.

                                                                      APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

     Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.


     AAA -- An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



     AA -- An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


     A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC, CC, AND C -- Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC -- An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC -- An obligation rated "CC" is currently highly vulnerable to nonpayment.

     C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


     Plus (+) or Minus (-): The "AA" to "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


     N.R.: Not rated.


     I: The letter "i" subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The "i" subscript indicates that the rating addresses the interest portion of the obligation only. The "i" subscript will always be used in conjunction with the "p" subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.



     L: Ratings qualified with "L" apply only to amounts invested up to federal deposit insurance limits.



     P: The letter "p" subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The "p" subscript indicates that the rating addresses the principal portion of the obligation only. The "p" subscript will always be used in conjunction with the "i" subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.



     PI: Ratings with a "pi" subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a "pi" subscript. Ratings with a "pi" subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.



     PR: The letters "pr" indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.



     T: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.


     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUER CREDIT RATINGS



     A-1 -- An obligor rated "A-1" has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.



     A-2 -- An obligor rated "A-2" has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.



     A-3 -- An obligor rated "A-3" has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.



     B -- An obligor rated "B" is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.



     C -- An obligor rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.



     R -- An obligor rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.



     SD AND D -- An obligor rated "SD" (selective default) or "D" has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A "D" rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An "SD" rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.



     N.R. -- An issuer designated N.R. is not rated.



COMMERCIAL PAPER



     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A" for the highest-quality obligations to "D" for the lowest. These categories are as follows:



     A-1 -- This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".



     A-3 -- Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



     B -- Issues rated "B" are regarded as having only speculative capacity for timely payment.

     C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.



     D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.


MOODY'S


LONG-TERM OBLIGATION RATINGS



     Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.


     Aaa -- Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     Aa -- Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A -- Obligations rated A are considered upper-medium grade and are subject to low credit risk.

     Baa -- Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     Ba -- Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

     B -- Obligations rated B are considered speculative and are subject to high credit risk.

     Caa -- Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

     Ca -- Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     C -- Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.


US MUNICIPAL AND TAX-EXEMPT RATINGS



     Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale.



     Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.



     AAA -- Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     AA -- Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     A -- Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     BAA -- Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     BA -- Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     B -- Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     CAA -- Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     CA -- Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     C -- Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



SHORT-TERM RATINGS


     Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

     P-1 -- Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     P-2 -- Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     P-3 -- Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

     NP -- Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors of MONY Life Insurance Company and the


Contractholders of Keynote Series Account:



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market, Intermediate Government Bond, Core Bond, Balanced, Value & Income, Equity Growth, and Calvert Subaccounts (constituting the "Keynote Series Account") at December 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP



New York, New York


February 22, 2005

                             KEYNOTE SERIES ACCOUNT



                        AN EXPLANATION OF FUND EXPENSES



                                  (UNAUDITED)



     As a shareholder in a unit investment trust ("Trust") invested in a corresponding series of the Diversified Investors Portfolios, you will bear the ongoing costs of managing the corresponding portfolio in which your Trust invests (such as the investment advisor's fee and other expenses). You will also bear the cost of operating the Trust.



     The first line of each table shown below, based on an investment of $1,000, will show you how much of your investment (per $1,000) went to the ongoing costs of both your Trust and its corresponding portfolio. The figures are based on the actual total return and the actual expenses incurred for the period July 1, 2004 - December 31, 2004. In order to approximate how much you paid in expenses during the six months, divide your balance by 1,000, and multiply the result by the dollar amount shown under the heading "Expenses Paid During the Period".



     The second line in each table shown below, also based on an investment of $1,000, is based on the actual expense ratio of your Trust, but assumes a total annual return rate of 5% before expenses. Since the 5% is hypothetical, the ending account values and the expenses paid for the period July 1, 2004 - December 31, 2004 will not be the actual values per $1,000 of your investment. This information is presented so you may compare the cost of owning a Keynote Series Account against the cost of owning other funds. Other funds should provide this information based on a hypothetical return of 5% before expenses in their most recent report in order for you to make a fair comparison.



                                                                              Expenses Paid
                                     Beginning Account   Ending Account     During the Period    Annualized
                                           Value              Value           July 1, 2004 -       Expense
            MONEY MARKET               July 1, 2004     December 31, 2004  December 31, 2004(1)  Ratio(1)(2)
               Actual                     $1,000            $1,003.18             $5.59             1.11%
            Hypothetical                  $1,000            $1,019.56             $5.63             1.11%
 (5% annual return before expenses)



                                                                              Expenses Paid
                                     Beginning Account   Ending Account     During the Period    Annualized
                                           Value              Value           July 1, 2004 -       Expense
    INTERMEDIATE GOVERNMENT BOND       July 1, 2004     December 31, 2004  December 31, 2004(1)  Ratio(1)(2)
               Actual                     $1,000            $1,015.72             $7.65             1.51%
            Hypothetical                  $1,000            $1,017.55             $7.66             1.51%
 (5% annual return before expenses)



                                                                              Expenses Paid
                                     Beginning Account   Ending Account     During the Period    Annualized
                                           Value              Value           July 1, 2004 -       Expense
             CORE BOND                 July 1, 2004     December 31, 2004  December 31, 2004(1)  Ratio(1)(2)
               Actual                     $1,000            $1,037.92             $7.68            1.50%
            Hypothetical                  $1,000            $1,017.60             $7.61            1.50%
 (5% annual return before expenses)

                             KEYNOTE SERIES ACCOUNT

                                  (UNAUDITED)



                                                                             Expenses Paid
                                    Beginning Account   Ending Account     During the Period    Annualized
                                          Value              Value           July 1, 2004 -       Expense
             BALANCED                 July 1, 2004     December 31, 2004  December 31, 2004(1)  Ratio(1)(2)
              Actual                     $1,000            $1,057.05             $8.27            1.60%
           Hypothetical                  $1,000            $1,017.09             $8.11            1.60%
(5% annual return before expenses)



                                                                             Expenses Paid
                                    Beginning Account   Ending Account     During the Period    Annualized
                                          Value              Value           July 1, 2004 -       Expense
          VALUE & INCOME              July 1, 2004     December 31, 2004  December 31, 2004(1)  Ratio(1)(2)
              Actual                     $1,000            $1,078.21             $8.31            1.59%
           Hypothetical                  $1,000            $1,017.14             $8.06            1.59%
(5% annual return before expenses)



                                                                             Expenses Paid
                                    Beginning Account   Ending Account     During the Period    Annualized
                                          Value              Value           July 1, 2004 -       Expense
          EQUITY GROWTH               July 1, 2004     December 31, 2004  December 31, 2004(1)  Ratio(1)(2)
              Actual                     $1,000            $1,058.48             $9.06            1.75%
           Hypothetical                  $1,000            $1,016.34             $8.87            1.75%
(5% annual return before expenses)



                                                                              Expenses Paid
                                     Beginning Account   Ending Account     During the Period    Annualized
                                           Value              Value           July 1, 2004 -       Expense
              CALVERT                  July 1, 2004     December 31, 2004  December 31, 2004(1)  Ratio(1)(2)
               Actual                     $1,000            $1,049.72             $5.67            1.10%
            Hypothetical                  $1,000            $1,019.61             $5.58            1.10%
 (5% annual return before expenses)



(1) These figures reflect the expenses of both the Trust and its corresponding portfolio, except for Calvert. The figures for Calvert do not include expenses incurred by the Calvert Social Balanced Portfolio.



(2) Please be aware that the expense ratios shown in this table may not match the ratios shown in each fund's financial highlights, as the ratios in the financial highlights reflect the actual ratios over the period January 1, 2004 - December 31, 2004.

                             KEYNOTE SERIES ACCOUNT



                      STATEMENTS OF ASSETS AND LIABILITIES



                               DECEMBER 31, 2004



                                                             INTERMEDIATE
                                                   MONEY      GOVERNMENT      CORE                   VALUE &       EQUITY
                                                   MARKET        BOND         BOND      BALANCED      INCOME       GROWTH
                                                  --------   ------------   --------   ----------   ----------   ----------
ASSETS:
Investment in the Portfolios, at value (Notes 1
  and 2)........................................  $199,883     $255,248     $265,304   $1,711,194   $7,004,310   $3,214,792
Receivable for units sold.......................        --           --           --           30           --           30
                                                  --------     --------     --------   ----------   ----------   ----------
Total assets....................................   199,883      255,248      265,304    1,711,224    7,004,310    3,214,822
                                                  --------     --------     --------   ----------   ----------   ----------

LIABILITIES:
Accrued mortality and expense risk..............       133          237          246        1,576        6,483        2,960
                                                  --------     --------     --------   ----------   ----------   ----------
NET ASSETS ATTRIBUTABLE TO ANNUITY
  CONTRACTHOLDERS...............................  $199,750     $255,011     $265,058   $1,709,648   $6,997,827   $3,211,862
                                                  ========     ========     ========   ==========   ==========   ==========
ACCUMULATION UNITS..............................    10,564       12,729        8,726       47,323      139,062       68,770
                                                  ========     ========     ========   ==========   ==========   ==========

UNIT VALUE......................................  $  18.91     $  20.03     $  30.38   $    36.13   $    50.32   $    46.70
                                                  ========     ========     ========   ==========   ==========   ==========



                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT



                            STATEMENTS OF OPERATIONS



                      FOR THE YEAR ENDED DECEMBER 31, 2004



                                                                 INTERMEDIATE
                                                        MONEY     GOVERNMENT     CORE                VALUE &     EQUITY
                                                        MARKET       BOND        BOND     BALANCED    INCOME     GROWTH
                                                        ------   ------------   -------   --------   --------   --------
INVESTMENT INCOME ALLOCATED FROM PORTFOLIOS (NOTE 2):
Interest income.......................................  $3,439     $ 7,686      $ 9,913   $23,733    $ 1,318    $    730
Securities lending income (net).......................     --          135           48       146        406         165
Dividend income.......................................     --           --           --    21,413    150,456      39,454
Expenses..............................................   (672)      (1,088)        (971)   (8,362)   (32,499)    (20,278)
                                                        ------     -------      -------   --------   --------   --------
Net investment income (loss) allocated from
  Portfolios..........................................  2,767        6,733        8,990    36,930    119,681      20,071
                                                        ------     -------      -------   --------   --------   --------

EXPENSES (NOTE 4):
Mortality and expense risk............................  2,619        3,002        2,732    18,372     74,397      34,439
Less expenses reimbursed by MONY......................   (648)          --           --        --         --          --
                                                        ------     -------      -------   --------   --------   --------
Net expenses..........................................  1,971        3,002        2,732    18,372     74,397      34,439
                                                        ------     -------      -------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)..........................    796        3,731        6,258    18,558     45,284     (14,368)
                                                        ------     -------      -------   --------   --------   --------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  (NOTE 2):
Net realized gains (losses) allocated from Portfolios
  on:
  Securities..........................................    (17)        (887)       2,754   111,225    390,462      49,674
  Futures, written options and short sales............     --           --          293     1,134         --          --
  Foreign currency transactions.......................     --           --          101    (2,964)        --        (310)
Change in net unrealized appreciation (depreciation)
  allocated from Portfolios on:
  Securities..........................................     --       (1,728)      (1,896)  (18,250)   302,572     155,121
  Futures, written options and short sales............     --           --          280     1,428         --          --
  Foreign currency translations.......................     --           --          614     1,153         --         408
                                                        ------     -------      -------   --------   --------   --------
Net realized and unrealized gains (losses) on
  investments.........................................    (17)      (2,615)       2,146    93,726    693,034     204,893
                                                        ------     -------      -------   --------   --------   --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..........................................  $ 779      $ 1,116      $ 8,404   $112,284   $738,318   $190,525
                                                        ======     =======      =======   ========   ========   ========



                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT



                      STATEMENTS OF CHANGES IN NET ASSETS



                      FOR THE YEAR ENDED DECEMBER 31, 2004



                                                        INTERMEDIATE
                                              MONEY      GOVERNMENT      CORE                    VALUE &       EQUITY
                                             MARKET         BOND         BOND       BALANCED      INCOME       GROWTH
                                            ---------   ------------   ---------   ----------   ----------   ----------
FROM OPERATIONS:
Net investment income (loss)..............  $     796     $  3,731     $   6,258   $   18,558   $   45,284   $  (14,368)
Net realized gains (losses) allocated from
  Portfolios on:
  Securities..............................        (17)        (887)        2,754      111,225      390,462       49,674
  Futures, written options and short
    sales.................................         --           --           293        1,134           --           --
  Foreign currency transactions...........         --           --           101       (2,964)          --         (310)
Change in net unrealized appreciation
  (depreciation) allocated from Portfolios
  on:
  Securities..............................         --       (1,728)       (1,896)     (18,250)     302,572      155,121
  Futures, written options and short
    sales.................................         --           --           280        1,428           --           --
  Foreign currency translations...........         --           --           614        1,153           --          408
                                            ---------     --------     ---------   ----------   ----------   ----------
Net increase (decrease) in net assets
  resulting from operations...............        779        1,116         8,404      112,284      738,318      190,525
                                            ---------     --------     ---------   ----------   ----------   ----------
FROM UNIT TRANSACTIONS (NOTE 5):
Units sold................................    272,466        6,321        74,048      106,617      325,352      242,439
Units redeemed............................   (376,620)     (49,943)     (107,914)    (131,758)    (699,943)    (493,531)
                                            ---------     --------     ---------   ----------   ----------   ----------
Net increase (decrease) in net assets
  resulting from unit transactions........   (104,154)     (43,622)      (33,866)     (25,141)    (374,591)    (251,092)
                                            ---------     --------     ---------   ----------   ----------   ----------
Total increase (decrease) in net assets...   (103,375)     (42,506)      (25,462)      87,143      363,727      (60,567)
NET ASSETS:
Beginning of year.........................    303,125      297,517       290,520    1,622,505    6,634,100    3,272,429
                                            ---------     --------     ---------   ----------   ----------   ----------
End of year...............................  $ 199,750     $255,011     $ 265,058   $1,709,648   $6,997,827   $3,211,862
                                            =========     ========     =========   ==========   ==========   ==========
Units outstanding beginning of year.......     16,085       14,922         9,898       48,109      147,238       74,686
Units sold................................     14,452          315         2,466        3,101        6,987        5,525
Units redeemed............................    (19,973)      (2,508)       (3,638)      (3,887)     (15,163)     (11,441)
                                            ---------     --------     ---------   ----------   ----------   ----------
Units outstanding end of year.............     10,564       12,729         8,726       47,323      139,062       68,770
                                            =========     ========     =========   ==========   ==========   ==========



                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT



                      STATEMENTS OF CHANGES IN NET ASSETS



                      FOR THE YEAR ENDED DECEMBER 31, 2003



                                                        INTERMEDIATE
                                              MONEY      GOVERNMENT      CORE                    VALUE &       EQUITY
                                             MARKET         BOND         BOND       BALANCED      INCOME       GROWTH
                                            ---------   ------------   ---------   ----------   ----------   ----------
FROM OPERATIONS:
Net investment income (loss)..............  $     661    $  10,603     $   8,684   $   16,299   $   48,514   $  (21,700)
Net realized gains (losses) allocated from
  Portfolios on:
  Securities..............................          1       17,546        11,192      (11,751)     (61,620)    (121,525)
  Futures, written options and short
    sales.................................         --           --        (3,094)      (1,523)          --           --
  Foreign currency transactions...........         --           --        (3,033)      (5,329)          --         (799)
Change in net unrealized appreciation
  (depreciation) allocated from Portfolios
  on:
  Securities..............................         --      (26,635)       (2,535)     234,826    1,356,182      826,688
  Futures, written options and short
    sales.................................         --           --         1,902        1,236           --           --
  Foreign currency translations...........         --           --        (1,730)      (2,510)          --         (473)
                                            ---------    ---------     ---------   ----------   ----------   ----------
Net increase (decrease) in net assets
  resulting from operations...............        662        1,514        11,386      231,248    1,343,076      682,191
                                            ---------    ---------     ---------   ----------   ----------   ----------
FROM UNIT TRANSACTIONS (NOTE 5):
Units sold................................     28,242       22,822       103,997       66,746      347,504      336,983
Units redeemed............................   (127,878)    (437,588)     (209,957)    (210,129)    (785,281)    (591,924)
                                            ---------    ---------     ---------   ----------   ----------   ----------
Net increase (decrease) in net assets
  resulting from unit transactions........    (99,636)    (414,766)     (105,960)    (143,383)    (437,777)    (254,941)
                                            ---------    ---------     ---------   ----------   ----------   ----------
Total increase (decrease) in net assets...    (98,974)    (413,252)      (94,574)      87,865      905,299      427,250
NET ASSETS:
Beginning of year.........................    402,099      710,769       385,094    1,534,640    5,728,801    2,845,179
                                            ---------    ---------     ---------   ----------   ----------   ----------
End of year...............................  $ 303,125    $ 297,517     $ 290,520   $1,622,505   $6,634,100   $3,272,429
                                            =========    =========     =========   ==========   ==========   ==========
Units outstanding beginning of year.......     21,373       35,823        13,580       52,976      159,138       81,284
Units sold................................      1,500        1,145         3,612        2,135        8,573        8,539
Units redeemed............................     (6,788)     (22,046)       (7,294)      (7,002)     (20,473)     (15,137)
                                            ---------    ---------     ---------   ----------   ----------   ----------
Units outstanding end of year.............     16,085       14,922         9,898       48,109      147,238       74,686
                                            =========    =========     =========   ==========   ==========   ==========



                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT



                               CALVERT SUBACCOUNT



                      STATEMENT OF ASSETS AND LIABILITIES



                               DECEMBER 31, 2004



ASSETS:
Investments at cost.........................................  $374,117
                                                              ========
Investments at value (Note 6)...............................  $362,498

LIABILITIES:
Accrued mortality and expense risk..........................       334
                                                              --------
NET ASSETS ATTRIBUTABLE TO ANNUITY CONTRACTHOLDERS..........  $362,164
                                                              ========
ACCUMULATION UNITS..........................................    12,993
                                                              ========
UNIT VALUE..................................................  $  27.87
                                                              ========



                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT



                               CALVERT SUBACCOUNT



                            STATEMENT OF OPERATIONS



                      FOR THE YEAR ENDED DECEMBER 31, 2004



INVESTMENT INCOME (NOTE 2):
Dividend income.............................................  $ 5,951
EXPENSES (NOTE 4):
Mortality and expense risk..................................    3,706
                                                              -------
NET INVESTMENT INCOME (LOSS)................................    2,245
                                                              -------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS (NOTE
  2):
Net realized gains (losses) from securities.................   (4,859)
Change in net unrealized appreciation (depreciation) on
  securities................................................   26,478
                                                              -------
Net realized and unrealized gains (losses) on investments...   21,619
                                                              -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $23,864
                                                              =======



                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT



                               CALVERT SUBACCOUNT



                      STATEMENTS OF CHANGES IN NET ASSETS



                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                              -------------------
                                                                2004       2003
                                                              --------   --------
FROM OPERATIONS:
Net investment income (loss)................................  $  2,245   $  2,582
Net realized gains (losses) from securities.................    (4,859)   (12,827)
Change in net unrealized appreciation (depreciation) on
  securities................................................    26,478     55,703
                                                              --------   --------
Net increase (decrease) in net assets resulting from
  operations................................................    23,864     45,458
                                                              --------   --------
FROM UNIT TRANSACTIONS (NOTE 5):
Units sold..................................................    44,365     52,880
Units redeemed..............................................   (19,350)   (29,792)
                                                              --------   --------
Net increase (decrease) in net assets from unit
  transactions..............................................    25,015     23,088
                                                              --------   --------
Total increase (decrease) in net assets.....................    48,879     68,546
NET ASSETS:
Beginning of year...........................................   313,285    244,739
                                                              --------   --------
End of year.................................................  $362,164   $313,285
                                                              ========   ========
Units outstanding beginning of year.........................    12,036     11,098
Units sold..................................................     1,679      2,212
Units redeemed..............................................      (722)    (1,274)
                                                              --------   --------
Units outstanding end of year...............................    12,993     12,036
                                                              ========   ========



                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT



                         NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION AND BUSINESS



     Keynote Series Account ("Keynote") is a separate investment account established on December 16, 1987 by MONY Life Insurance Company ("MONY") under the laws of the State of New York.



     Keynote operates as a unit investment trust under the Investment Company Act of 1940, as amended. Keynote holds assets that are segregated from all of MONY's other assets and, at present, is used as an investment vehicle under certain tax-deferred annuity contracts issued by MONY to fund retirement plans maintained by certain not-for-profit and other organizations ("Group Plans"). MONY is the legal holder of the assets in Keynote.



     There are currently seven subaccounts within Keynote which are available to contractholders of Group Plans. Six of the subaccounts invest in a corresponding portfolio of Diversified Investors Portfolios (the "Portfolios") and the seventh subaccount invests in the Calvert Social Balanced Portfolio, a series of Calvert Variable Series, Inc. ("Calvert") (collectively, the "Funds"). The financial statements of the Funds accompany this report.



     At December 31, 2004, each of the subaccounts' investment in the corresponding Portfolios was as follows:



                                                              PERCENTAGE INVESTMENT
SUBACCOUNT                                                        IN PORTFOLIO
----------                                                    ---------------------
Money Market................................................          0.02
Intermediate Government Bond................................          0.10
Core Bond...................................................          0.02
Balanced....................................................          0.41
Value & Income..............................................          0.26
Equity Growth...............................................          0.14



     For information regarding each Portfolio's investments, please refer to the Portfolio Composition section of the Portfolios' financial statements, which accompany this report.



2. SIGNIFICANT ACCOUNTING POLICIES



     A. INVESTMENTS:



     The investment by Keynote in the Portfolios reflects Keynote's proportionate interest in the net assets of each of the Portfolios. The Calvert subaccount is valued at the net asset value per share determined as of the close of business of the New York Stock Exchange (typically, 4:00 P.M. Eastern time) on the valuation date. Valuation of the securities held in each of the Portfolios is discussed in Note 2A of the Portfolios' Notes to Financial Statements which accompanies this report. A description of the portfolio valuation policy for Calvert can be found in Note A of Calvert's Notes to Financial Statements which accompanies this report.



     B. INVESTMENT INCOME:



     Each Keynote subaccount is allocated its share of income and expenses of its corresponding Portfolio. All of the investment income and expenses and realized and unrealized gains and losses from the security transactions of the corresponding Portfolios are allocated pro rata among the investors and are recorded by the subaccounts on a daily basis.



     For the Calvert subaccount, dividend income is recorded on the ex-dividend date and realized gains and losses from the sale of investments are determined on the basis of identified cost.

                             KEYNOTE SERIES ACCOUNT

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


     C. FEDERAL INCOME TAXES:



     The operations of Keynote form a part of, and are taxed with, the operations of MONY. MONY does not expect, based upon current tax law, to incur any income tax upon the earnings or realized capital gains attributable to Keynote. Based upon this expectation, no charges are currently being deducted from Keynote for federal income tax purposes.



     D. OTHER:



     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



3. INVESTMENT TRANSACTIONS



     Purchases and sales of shares in Calvert were $48,767 and $21,483, respectively.



     The U.S. federal income tax basis of Keynote's investment in the Calvert subaccount at December 31, 2004, was $374,117 and net unrealized depreciation for U.S. federal income tax purposes was $11,619 (gross unrealized depreciation was $11,619).



4. FEES AND TRANSACTIONS WITH AFFILIATES



     Because certain subaccounts of Keynote purchase interests in the Portfolios, the net assets of those Keynote subaccounts reflect the investment management fee charged by Diversified Investment Advisors, Inc. ("Diversified"), the investment advisor, which provides investment advice and related services to the Portfolios. Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON N.V., a corporation based in The Netherlands which is a publicly traded international insurance group.



     MONY reserves the right to deduct an annual contract charge from a participant's account to reimburse MONY for administrative expenses relating to the maintenance of the Variable Annuity Contracts. MONY has no present intention to impose such a charge but may do so in the future. Any such annual charge will not exceed $50.



     Daily charges to Keynote for mortality and expense risks assumed by MONY are computed at an annual rate of 1.10%; however, MONY reserves the right to charge maximum fees of 1.25% upon written notice.



     Due to the current interest rate environment, MONY has elected to voluntarily waive a portion of its fees to maintain a positive yield in the Money Market subaccount. MONY reserves the right to terminate this waiver without notice.



5. GROUP PLAN ASSUMPTIONS



     On December 31, 1993, MONY entered into an agreement with Transamerica Financial Life Insurance Company, Inc. ("TFLIC"), a wholly-owned subsidiary of AEGON which is an affiliate of the Portfolios, pursuant to which the Group Plans may be transferred through assumption reinsurance to TFLIC. Subject to receipt of any necessary state insurance department approvals and authorizations,

                             KEYNOTE SERIES ACCOUNT

5. GROUP PLAN ASSUMPTIONS (CONTINUED)



each Group Plan contractholder receives materials relating to this assumption. The assumption reinsurance of any Group Plan to TFLIC will result in the transfer of the applicable assets out of Keynote and into a corresponding separate account of TFLIC. There were no assets transferred to TFLIC pursuant to this assumption reinsurance agreement for the years ended December 31, 2004 and December 31, 2003.



     The amounts related to assumptions, if any, would be reflected in the net asset value of units redeemed in the Statements of Changes in Net Assets.



6. PORTFOLIO INVESTMENTS



     Calvert invests in the Calvert Social Balanced Portfolio. At December 31, 2004, it holds 193,642 shares with a market value of $362,498.



7. SUBSEQUENT EVENTS



     Diversified Investors Securities Corp. ("DISC") is the distributor for each of the Funds and a subsidiary of the Funds' investment advisor, Diversified Investment Advisors, Inc. ("DIA").



     On February 18, 2005, DISC was notified by NASD staff that it had made a preliminary determination to recommend disciplinary action against DISC based on claims of alleged market timing activity in the Diversified Investors International Equity Fund and the Diversified Institutional International Equity Fund (collectively, the "International Equity Funds") between July 1, 2003 and October 31, 2003. NASD staff contends that DISC facilitated certain shareholders' trading in the International Equity Funds in contravention of prospectus provisions that took effect on or about July 1, 2003, and otherwise violated NASD rules. NASD staff also has alleged that DISC violated certain record retention rules relating to email communications.



     Like many U.S. financial services companies, DISC and DIA have responded to requests for information from various governmental and self-regulatory agencies in connection with investigations related to mutual fund trading activities. DISC and DIA have cooperated fully with each request.



     Although it is not anticipated that these developments will have an adverse effect on the Funds, there can be no assurance at this time.



8. CONCENTRATIONS AND INDEMNIFICATIONS



     From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.



     In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

                             KEYNOTE SERIES ACCOUNT

9. FINANCIAL HIGHLIGHTS



For an accumulation unit outstanding throughout the year:


                            INCOME (LOSS) FROM
                           INVESTMENT OPERATIONS                                                  RATIOS TO AVERAGE NET ASSETS
                        ---------------------------     TOTAL                                     ----------------------------
                                                        INCOME                                                       NET
              UNIT         NET        NET REALIZED      (LOSS)      UNIT                NET          NET         INVESTMENT
             VALUE,     INVESTMENT   AND UNREALIZED      FROM      VALUE,             ASSETS,     INVESTMENT    INCOME (LOSS)
 FOR THE    BEGINNING     INCOME     GAINS (LOSSES)   INVESTMENT   END OF   TOTAL      END OF       INCOME         (NET OF
YEAR ENDED   OF YEAR    (LOSS)(#)    ON INVESTMENTS   OPERATIONS    YEAR    RETURN      YEAR        (LOSS)     REIMBURSEMENTS)
----------  ---------   ----------   --------------   ----------   ------   ------   ----------   ----------   ---------------
MONEY MARKET
12/31/2004   $18.84       $ 0.06         $ 0.01        $  0.07     $18.91     0.37%  $  199,750      0.06%           0.33%
12/31/2003    18.81         0.03          (0.00)(b)       0.03      18.84     0.16      303,125      0.05            0.19
12/31/2002    18.67         0.15          (0.01)          0.14      18.81     0.75      402,099      0.60            0.77
12/31/2001    18.11         0.54           0.02           0.56      18.67     3.09      276,605      2.72            2.89
12/31/2000    17.18         0.93          (0.00)(b)       0.93      18.11      N/A      171,824      5.08            5.26
INTERMEDIATE GOVERNMENT BOND
12/31/2004    19.94         0.27          (0.18)          0.09      20.03     0.45      255,011      1.35            1.37
12/31/2003    19.84         0.37          (0.27)          0.10      19.94     0.50      297,517      1.87            1.87
12/31/2002    18.52         0.53           0.79           1.32      19.84     7.13      710,769      2.74            2.74
12/31/2001    17.53         0.77           0.22           0.99      18.52     5.65      433,521      4.18            4.18
12/31/2000    16.18         0.79           0.56           1.35      17.53      N/A      170,751      4.72            4.72
CORE BOND
12/31/2004    29.35         0.75           0.28           1.03      30.38     3.51      265,058      2.52            2.52
12/31/2003    28.36         0.71           0.28           0.99      29.35     3.49      290,520      2.45            2.45
12/31/2002    26.24         1.02           1.10           2.12      28.36     8.08      385,094      3.77            3.77
12/31/2001    24.80         1.10           0.34           1.44      26.24     5.81      374,813      4.25            4.25
12/31/2000    22.75         1.22           0.83           2.05      24.80      N/A      277,095      5.18            5.18
BALANCED
12/31/2004    33.73         0.38           2.02           2.40      36.13     7.12    1,709,648      1.09            1.11
12/31/2003    28.97         0.33           4.43           4.76      33.73    16.43    1,622,505      1.06            1.07
12/31/2002    32.55         0.47          (4.05)         (3.58)     28.97   (11.00)   1,534,640      1.53            1.55
12/31/2001    34.75         0.57          (2.77)         (2.20)     32.55    (6.33)   1,982,330      1.72            1.72
12/31/2000    35.91         0.66          (1.82)         (1.16)     34.75      N/A    2,330,618      1.85            1.85
VALUE & INCOME
12/31/2004    45.06         0.31           4.95           5.26      50.32    11.67    6,997,827      0.67            0.67
12/31/2003    36.00         0.32           8.74           9.06      45.06    25.17    6,634,100      0.83            0.83
12/31/2002    42.95         0.34          (7.29)         (6.95)     36.00   (16.18)   5,728,801      0.84            0.84
12/31/2001    44.31         0.42          (1.78)         (1.36)     42.95    (3.07)   8,629,202      0.98            0.98
12/31/2000    40.87         0.46           2.98           3.44      44.31      N/A    9,747,117      1.13            1.13
EQUITY GROWTH
12/31/2004    43.82        (0.20)          3.08           2.88      46.70     6.57    3,211,862     (0.46)          (0.46)
12/31/2003    35.00        (0.28)          9.10           8.82      43.82    25.20    3,272,429     (0.76)          (0.71)
12/31/2002    46.26        (0.30)        (10.96)        (11.26)     35.00   (24.34)   2,845,179     (0.89)          (0.74)
12/31/2001    58.57        (0.43)        (11.88)        (12.31)     46.26   (21.02)   5,129,083     (1.02)          (0.87)
12/31/2000    70.57        (0.58)        (11.42)        (12.00)     58.57      N/A    8,318,129     (0.94)          (0.85)
CALVERT
12/31/2004    26.03         0.18           1.66           1.84      27.87     7.07      362,164      0.67            0.67
12/31/2003    22.05         0.23           3.75           3.98      26.03    18.05      313,285      0.95            0.95
12/31/2002    25.38         0.41          (3.74)         (3.33)     22.05   (13.12)     244,739      0.84            0.84
12/31/2001    27.58         1.13          (3.33)         (2.20)     25.38    (7.98)     266,995      4.30            4.30
12/31/2000    29.06         0.87          (2.35)         (1.48)     27.58      N/A      353,300      2.96            2.96


            RATIOS TO AVERAGE NET ASSETS
            ---------------------------------
                                EXPENSES,
              EXPENSES,         INCLUDING
              INCLUDING      EXPENSES OF THE
 FOR THE     EXPENSES OF    PORTFOLIO (NET OF    PORTFOLIO
YEAR ENDED  THE PORTFOLIO    REIMBURSEMENTS)    TURNOVER(A)
----------  -------------   -----------------   -----------
MONEY MARK
12/31/2004      1.38%               1.11%           N/A
12/31/2003      1.36                1.22            N/A
12/31/2002      1.37                1.20            N/A
12/31/2001      1.37                1.20            N/A
12/31/2000      1.30                1.12            N/A
INTERMEDIA
12/31/2004      1.52                1.50(1)         554%
12/31/2003      1.49                1.49            392
12/31/2002      1.49                1.49            134
12/31/2001      1.48                1.48             40
12/31/2000      1.39                1.39            N/A
CORE BOND
12/31/2004      1.49                1.49            885
12/31/2003      1.49                1.49(1)         922
12/31/2002      1.49                1.49            462
12/31/2001      1.48                1.48            547
12/31/2000      1.40                1.40            N/A
BALANCED
12/31/2004      1.62                1.60(1)         338
12/31/2003      1.61                1.60(1)         377
12/31/2002      1.62                1.60(1)         289
12/31/2001      1.59                1.59            312
12/31/2000      1.51                1.51            N/A
VALUE & IN
12/31/2004      1.58                1.58             44
12/31/2003      1.57                1.57             70
12/31/2002      1.58                1.58             31
12/31/2001      1.58                1.58             32
12/31/2000      1.48                1.48            N/A
EQUITY GRO
12/31/2004      1.75                1.75            129
12/31/2003      1.75                1.70             61
12/31/2002      1.75                1.60             75
12/31/2001      1.75                1.60             63
12/31/2000      1.60                1.51            N/A
CALVERT
12/31/2004      1.10(2)             1.10(2)           6
12/31/2003      2.03                2.03            374
12/31/2002      2.01                2.01            552
12/31/2001      1.97                1.97            751
12/31/2000      1.89                1.89            N/A


---------------


(#)  Calculated based upon average shares outstanding.



(a)  Portfolio turnover of the Portfolio or the Calvert subaccount.



(b)  Amount rounds to less than one penny per share.



(1)  Reimbursement of fees occurs at the underlying Portfolio level.



(2)  Ratios exclude expenses incurred by the Calvert Social Balanced Portfolio.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Trustees and Owners of Beneficial Interests


of the Diversified Investors Portfolios:



In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Portfolio, High Quality Bond Portfolio, Intermediate Government Bond Portfolio, Core Bond Portfolio, Balanced Portfolio, Value & Income Portfolio, Growth & Income Portfolio, Equity Growth Portfolio, Mid-Cap Value Portfolio, Mid-Cap Growth Portfolio, Small-Cap Value Portfolio, Special Equity Portfolio, Small-Cap Growth Portfolio, Aggressive Equity Portfolio, High Yield Bond Portfolio and International Equity Portfolio (constituting the Diversified Investors Portfolios, hereafter referred to as the "Portfolios") at December 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP



New York, New York


February 22, 2005

                        DIVERSIFIED INVESTORS PORTFOLIOS



                            ANNUAL ECONOMIC OVERVIEW



                               DECEMBER 31, 2004



                                  (UNAUDITED)



     Investors seemed guarded about the prospects of finishing the year on a positive note, but as the markets cleared several hurdles of uncertainty, capped by the Bush reelection, the major stock indices surged during the last few months of 2004. And while the returns couldn't match the double-digit pace set in 2003, this marks the second straight year that equity markets have been positive -- welcome relief to investors who suffered through the bear market of 2000-2002.



     Throughout 2004, investors seemed to be waiting for the "all clear." But, positive signals were clouded by less favorable news. The first quarter's "jobless recovery" quickly gave way to concerns about an overheated economy and higher energy prices did nothing to allay these worries. The Federal Reserve began raising interest rates at the end of June which continued during the third quarter. Their actions seemed to reduce inflation concerns, but the economic recovery slowed somewhat. Even as the economy appeared to be hitting its stride in the fourth quarter, the November presidential election loomed large. When the uncertainty was removed, investors expressed their satisfaction with the election results by bidding stock prices up quickly through year-end.



     While inflation and higher interest rates appeared the biggest threats to the stock and bond markets, those fears were never fully realized. In this regard, 2004 defied history lessons, leaving many experts groping for explanations. It may be that the Federal Reserve tempered concerns by signaling its intentions well in advance of any action. But, most agree that the biggest factor was continued and even increased foreign demand of US bonds. With inflation and higher interest rates held at bay this year, pressure may be building for 2005.



     Adding to that pressure are the Federal budget and trade deficits as well as the declining value of the dollar. The dollar's drop was significant in 2004, falling between 4% and 8% against other major currencies, and hitting record-lows against the euro. The weak dollar is bad news for other economies, because it hurts their exports to the US. So, foreign governments have an interest in buying the greenback, and with the notable exception of Japan, some have already started to do so. Of particular importance to many currency market observers, is that China has continued to peg its yuan to the dollar, causing it to be undervalued. Some fear that revaluation of the yuan could have considerable implications for the global markets. Whatever action the Chinese government takes, it seems clear that the dollar's relative value will be carefully watched in the year ahead.



                                 EQUITY MARKET



     After three choppy quarters, by September 30 most stock investors were not much further ahead than where they began the year. But, what a difference a quarter can make; for the indices made nearly all of their 2004 gains during the last three months of the year. The broad stock market, as measured by the S&P 500, edged up 9.2% for the quarter, bringing the full year returns to 10.9%. Mid-capitalization stocks did even better, with the Russell Midcap Index posting a 13.7% return for the quarter and finishing the year with a 20.2% return. Among domestic stocks, small-caps, as measured by the Russell 2000 Index, had the highest fourth quarter return of 14.1%, but with an 18.3% return for the year, fell short of the pace set by the mid-caps. Thanks to the declining dollar, international stocks had the best returns of all, with the MSCI EAFE Ex-US Index returning 15.2% in the last three months of 2004 alone, bringing the twelve-month return to 20.8%.



     Among investment styles, the fourth quarter was fairly evenly split across the capitalization spectrum, with growth edging out value among mid- and small-cap stocks. For the year, value stocks fared better than growth stocks, so the long-awaited rotation to growth was still not fully evident. With oil prices topping $55 a barrel in October, the 2004 returns on energy stocks handsomely outpaced the returns of most other stock sectors. And while the technology sector surged in the fourth quarter, for

                        DIVERSIFIED INVESTORS PORTFOLIOS

                               DECEMBER 31, 2004



                                  (UNAUDITED)



the twelve months ended December, technology was one of the worst places to have been invested, particularly among semiconductors.



     2004 saw some pick-up in IPO activity, including the long-awaited Google deal, and several mergers during the last quarter appeared to add to the overall buoyancy of investor sentiment. Consensus appears to be that corporate earnings will continue to grow, albeit at a subdued rate. Generally speaking, companies have strong balance sheets and excess cash that bode well for the year ahead.



                              FIXED INCOME MARKET



     Anxious about the impact that rising interest rates might have on bond values, bond investors should be pleased to have seen positive returns for the year. Like stocks, bonds had a bumpy ride, but the fact that they survived unscathed -- and even ahead -- surprised even the most experienced investors. After a sharp decline in the third quarter, the yield on the benchmark 10-year Treasury note moved to 4.22% by December 31, up from 4.125% on September 30, but slightly down for the year overall.



     As a measure of the broad bond market, the Lehman Aggregate Bond Index rose 0.95% during the quarter, adding to the gains earned during the first nine months, to finish the year with a very respectable 4.3% return. All sectors finished in positive territory for both the quarter and the year, with the riskiest and longest duration securities posting the best results. High yield bonds led the pack for the quarter and the year, finishing up 4.5% and 10.9% respectively as measured by the Merrill Lynch High Yield Master II Index.



                              MONEY MARKET SERIES



     The Money Market Fund invests primarily in short-term, US dollar-denominated money market instruments. Although fixed income investors were not rewarded as much as most equity investors in 2004, a Citigroup Treasury Bill 3-Month Index return of 1.24% was welcomed in a year when the Federal Reserve hiked short rates 125 basis points. Fund returns were positive, and the manager's positioning along the yield curve was the primary driver behind the performance. The view that the Federal Reserve would begin raising the Federal funds target mid-year pointed the manager towards a shorter average maturity in the portfolio. This approach enabled reinvestments in higher rates as the Fed continued to raise rates at a measured pace. The portfolio duration was shortened by selling longer dated fixed rate notes. Currently, portfolio duration is moderately shorter than the benchmark. The treasury yield curve, that flattened dramatically in 2004, should continue on that path; however, trades taking advantage of further curve moves will be evaluated on an opportunistic basis.



                            HIGH QUALITY BOND SERIES



     The Fund invests in debt issued by the US Government and its agencies as well as asset-backed and corporate fixed income securities, emphasizing short duration and high quality securities. Credit risk-taking was not rewarded early in the year with Treasuries and other high quality sectors faring best. The Fund was well positioned and holdings in the residential mortgage sector were the largest contributors to performance. During April, Treasury yields rose sharply and the portfolio posted negative absolute returns, but was in line with the benchmark. Additive performance was the result of holdings in the residential mortgage sector as well as allocations to the money market sector. Negative returns were primarily generated by the longer than benchmark duration stance of the portfolio early in the quarter. The third quarter found the portfolio ahead of the Merrill Lynch 1-3 year US Treasury Index. The best performing sectors for the portfolio were those with the longest durations, i.e. CMBS,

                        DIVERSIFIED INVESTORS PORTFOLIOS

                               DECEMBER 31, 2004



                                  (UNAUDITED)



residential mortgage-backed and asset-backed. Furthermore, as spreads were fairly stable over the quarter, the largest contributor of return was the income component. This theme continued into the 4th quarter where the income component again was the main source of return, propelling the portfolio ahead of its benchmark for the quarter. This capped off a volatile 12 months with the Fund aligned with its benchmark, trailing by 2 basis points for the year. In addition to the income component, issue selection in the MBS and ABS sectors were additive during the fourth quarter.



                      INTERMEDIATE GOVERNMENT BOND SERIES



     The Intermediate Government Bond Fund seeks high current income consistent with preservation of capital by investing primarily in intermediate-term US Government and Agency securities. The complementary investment approaches utilized by the two portfolio managers incorporate duration management, yield curve management and opportunistic investments in corporate, asset-backed and mortgage-backed securities. By positioning the portfolio in short maturities with lower coupons to avoid price depreciation, the portfolio lost ground to higher yielding, longer duration indexes in a year of flat ten-year interest rates. As a result, the Fund underperformed for the year.



     Moving into 2005, the Fund maintains a short duration with an overweight in asset-backed and mortgage-backed securities.



                                CORE BOND SERIES



     The Core Bond Fund seeks to maximize return through investment in US Government, asset-backed, mortgage-backed and corporate securities and to a lesser extent convertible, high yield and international fixed income securities.



     The Fund performed in line with the benchmark for the year. Two major themes garnered the majority of the relative performance: yield curve and non-dollar securities. The sub-advisor positioned the portfolio to benefit from rising rates and a flatter yield curve by holding shorter duration securities and maintaining a barbelled position versus the index. Additionally, the manager's exposure to non-dollar securities, based on the belief that the yields on these securities would move lower than comparable US Treasuries, was rewarded. Allocations to spread sectors, primarily corporates and mortgages, were also additive.



                                BALANCED SERIES



     The Balanced Fund seeks to provide a high total return consistent with a broad diversified mix of stocks, bonds and money market instruments and is managed by two sub-advisors: one overseeing the Fund's equity portion and one managing the Fund's fixed income portion. The equity sub-advisor uses a quantitative model that is designed to track the S&P 500 Index closely. Market volatility hampered the quantitative model utilized in the equity portion for the first half of the year. The second half of 2004 presented a slightly more stable environment which complemented the approach. For the year, the S&P 500 Index posted a solid 10.9% return which was matched by the equity portion of the portfolio. Returning just over 9%, the fourth quarter accounted for the bulk of the year's performance.



     The Fund's fixed income sub-advisor uses an investment strategy that expands on the more traditional investable fixed income universe, creating a more diversified portfolio that includes some exposure to below-investment grade ("high yield"), non-dollar, and emerging market securities on an opportunistic basis. A shorter duration position relative to the benchmark was additive for the year and the non-dollar allocation was the other main contributor.



     The Fund performance captured most of its 8.3% benchmark return, which is 60% S&P500/40% Lehman Aggregate Bond.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                               DECEMBER 31, 2004



                                  (UNAUDITED)



                             VALUE & INCOME SERIES



     The Value & Income Fund seeks long-term capital appreciation primarily through investment in a diversified portfolio of common stocks selling at reasonable valuations relative to their future projected earnings. The Fund utilizes a combination of deep and relative value sub-styles. The portfolio delivered healthy absolute gains in 2004, outpacing the broad market but lagging its own Russell 1000 Value Index, which returned 16.5%. Stock selection in media and an overweight in pharmaceuticals detracted from relative returns for the year. These groups were hit by intense negative publicity throughout the year. In addition, the portfolio had a weighted average market capitalization above its benchmark. In an environment where small-capitalization stocks outperformed their mid- and large-capitalization counterparts, this higher market capitalization was a detractor.



                             GROWTH & INCOME SERIES



     The Growth & Income Fund invests in a diversified portfolio of stocks which have the potential to generate long-term capital appreciation and current dividend income. The Fund was restructured in May to utilize three sub-advisors, each with a specific role. The structured core component, sub-advised by Goldman Sachs Asset Management, applies a quantitative model and tracks the benchmark risk closely, while the active value and growth components seek to add more value through fundamental stock selection. The complementary sub-advisors are Ark Asset Management (growth style) and Aronson+Johnson+Ortiz, LP (value style). The restructuring proved beneficial for 2004 as all three managers performed well relative to their respective style benchmarks. For the year, the Fund's performance was in line with the S&P 500 Index return of 10.9%. The Fund's stock selection in aggregate remained strong for the year, especially in the household durables industry of the consumer discretionary sector. Sector allocations, however, had less of an impact on relative performance. Among the top twenty-five holdings at the end of 2004, almost half of the names were also among the top performers in the Fund for the year, including Exxon Mobil Corp., General Electric Company, eBay, Inc. and Johnson & Johnson.



                              EQUITY GROWTH SERIES



     The Equity Growth Fund seeks to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with the potential for above-average growth in earnings. The Fund utilizes a multi-managed approach with complementary large capitalization growth styles. During the year, the Fund was restructured and a sub-advisor was removed so that the Fund now has just two sub-advisors: Ark Asset Management and Marsico Capital Management.



     The Fund outperformed its Russell 1000 Growth benchmark, which returned 6.3% for the year. The best performing sectors -- Utilities, Telecommunications and Energy -- also had the smallest weightings in the Index. As expected, stock selection was the main driver of the Fund's performance. Consumer Discretionary, Healthcare and Financial sectors and names were the main contributors while Information Technology -- a major growth sector -- was flat. The top five performing stocks in the portfolio were UnitedHealth Group Inc., eBay, Inc., QUALCOMM, Inc., General Electric Company and YAHOO!, Inc.



                              MID-CAP VALUE SERIES



     The Mid-Cap Value Fund has a value-oriented investment philosophy grounded in identifying opportunities among companies undergoing material strategic change. The Mid-Cap Value Fund outperformed the Russell Mid Cap Value Index for the year. A large portion of the excess return was generated from stock selection in the Healthcare, Consumer Staples and Financial sectors. The portfolio

                        DIVERSIFIED INVESTORS PORTFOLIOS

                               DECEMBER 31, 2004



                                  (UNAUDITED)



returned 37% vs. the Index return of 11% in Healthcare, 51% vs. 21% in Consumer Staples and 30% vs. 25% in Financials. In addition to strong stock selection in Healthcare, an overweight of 5% to the sector was also additive. From a security standpoint the top three contributors for the year were TXU Corp. (Utilities), Brascan Corp. (Financial Services) and CR Bard, Inc. (Healthcare). To close out the year, companies continued to build substantial liquidity positions and 2005 could become a notable year for capital redeployment via mergers and acquisitions, spin offs, large stock buybacks and meaningful dividend increases. The portfolio investment process is dedicated to discovering companies that are efficient in the execution of this process and given the current environment, should find interesting opportunities in the upcoming year.



                             MID-CAP GROWTH SERIES



     The Mid-Cap Growth Fund seeks a high level of capital appreciation through investment in a diversified portfolio of medium size, growth-oriented companies. At the end of the third quarter, the incumbent sub-advisor was replaced by Columbus Circle Investors.



     Equity performance during the fourth quarter was the strongest of the year, helping to generate 10% to 20% returns for 2004 and leaving stocks at the highest levels in three years despite continued Iraqi violence, resumed US dollar decline, and the Federal Reserve raising short-term interest rates twice. A confluence of positive events helped power the rally, including a $10 per barrel drop in the price of oil, a definitive outcome to the US Presidential election, and heightened merger and acquisition activity. During the fourth quarter, the mid-growth portfolio gained primarily due to the strength in telecommunication services, industrial, consumer discretionary and select technology stocks.



     Strong fourth quarter returns helped the Fund's one year return. As we enter the new year, capital spending, energy services and export oriented industrial activity are areas of interest as are companies that benefit strong secular trends, such as satellite radio and internet telephony.



                             SMALL-CAP VALUE SERIES



     The Small-Cap Value Fund's approach to small-cap equity management is fundamental, bottom-up and value oriented. The strategy identifies stocks of quality companies selling at large discounts to the underlying value of the business. Many small- and mid-capitalization stocks surged in price over the last two years. Most impressive have been the gains registered within the value category of the small-cap universe. Specifically, the Russell 2000 Value Index posted a gain of 22.3% for 2004, on the heels of a 46.0% rise in 2003.



     The Small-Cap Value Fund posted strong returns for 2004. Given the more normal economic and investment environment, the sub-advisor's "normalized" free cash flow methodology was rewarded. Strong stock selection in telecommunication services, materials and information technology was the primary driver for the Fund's calendar year performance. For example, the Fund gained 31.7%, 43.5%, and 21.6%, respectively in these three sectors while the Russell 2000 Value Index only returned (19.6)%, 36.7% and 5.3% for the same three sectors. However, sector allocations, particularly a 3.3% overweight to the telecommunication services sector, which was the only major economic sector in the Russell 2000 Value Index to register a negative return for the year, offset partial gains from strong stock selection.



     Given the portfolio's emphasis on free cash flow, below are highlighted two examples of how portfolio holdings are adding to intrinsic value. Delta & Pine Land Company (DLP) dominates the cotton seed industry with over 80% share of the market for genetically modified cotton seeds. Its business is stable domestically and claims growth potential overseas. The company has built up a cash balance of more than $150 million with no debt. The sub-advisor has actively worked with DLP's

                        DIVERSIFIED INVESTORS PORTFOLIOS

                               DECEMBER 31, 2004



                                  (UNAUDITED)



management and board to encourage restructuring the company's balance sheet to return excess cash to shareholders and to introduce debt. The sub-advisor believes DLP's intrinsic value may improve 10-15% through a combination of a reduced share count and lowered weighted average cost of capital.



     Another company that is restructuring its capital allocations is Post Properties, Inc. (PPS). Unlike many of its REIT counterparts, management of PPS has embarked on a strategy of downsizing the company and taking advantage of high valuations. In an environment where cap rates have reached historic lows of 5%, PPS is selling properties, reducing leverage, and returning capital to shareholders.



                             SPECIAL EQUITY SERIES



     The Special Equity Fund is managed by five sub-advisors: two small-cap growth managers, two small-cap value managers, and one small-cap core manager. A multiple manager approach is utilized to assist in maximizing opportunities and dampening the volatility often associated with small-capitalization stocks. The Fund trailed the Russell 2000 Index for 2004. Stock selection was the primary driver for the underperformance, while sector allocations also had a small negative effect. Holdings that detracted from performance were primarily consumer discretionary names, such as Cox Radio Inc., Emmis Communications Corp., and Ruby Tuesday, Inc. In aggregate, stock selection in the consumer discretionary sector cost the Fund 2.5% in the relative performance, as the Fund returned 5.4% in this sector compared to the benchmark's 18.8%. Additionally, underweighted positions in the top-performing energy and materials sectors, which returned 56.7% and 34.6%, respectively, within the benchmark for the year, further detracted performance. Positive contributors to performance included Peoples Bank Bridgeport, InfoSpace Inc., and CNET Networks. Strong stock selection in the financial sector also added to performance.



                            SMALL-CAP GROWTH SERIES



     The Small-Cap Growth Fund seeks a high level of capital appreciation through investment in a diversified portfolio of small-growth oriented or emerging growth companies that are believed to offer above average opportunities for long-term price appreciation. The Small-Cap Growth Fund finished the year with strong gains, but relative performance trailed that of the benchmark Russell 2000 Growth Index. The year's relative performance was largely due to stock selection in the technology and healthcare sectors as well as a relative underweight in the energy and basic industry/capital goods sectors. Strong performance in the consumer non-durables sector helped to offset these factors.



     Among individual names, Urban Outfitters, Inc. was the biggest positive contributor to performance, rising more than 100% during the year as it continued to deliver strong earnings and sales growth. Coach, Inc. also continued to surpass expectations on earnings and sales growth and gained almost 50%. Travel-related firms also did well during the year with Four Seasons Hotels, Inc. delivering returns in excess of 50%.



     Technology-related stocks comprised many of the worst performing stocks during the year as many companies failed to live up to lofty expectations. O2 Micro International, Ltd., Asyst Technology and Varian Semiconductor Equipment Associates, Inc. are three technology companies in the portfolio that performed poorly during the past year. The sub-advisor exited from Asyst Technology and Varian Semiconductor Equipment Associates, Inc., but opted to continue to hold O2 Micro International, Ltd.



     For the coming year, the Fund will continue to seek out and hold those companies that have established market leadership and which the sub-advisor feels will be able to post superior earnings and sales growth.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                               DECEMBER 31, 2004



                                  (UNAUDITED)



                            AGGRESSIVE EQUITY SERIES



     The Aggressive Equity Fund seeks to provide long-term capital appreciation through investment in large-capitalization, high-growth companies. The Fund invests in stocks which present an opportunity for significant increases in earnings, revenue and/or value. At the end of the third quarter, the Fund's objective was refined from one of all-capitalization growth to large-capitalization growth. Correspondingly, there was also a change in the Fund's sub-advisor, which is now Turner Investment Partners.



     The Russell 1000 Growth Index posted 6.3% for the year. Growth lagged value in large part because the best performing sectors -- Utilities, Telecommunications and Energy -- had the smallest weightings in the Growth Index. The Fund relied on stock selection as the main driver of performance for these sectors. Consumer Discretionary, Financial and Information Technology sectors and names were the main contributors while Industrials failed to add value. The top performing stocks in the portfolio included Elan, Cooper Cos., Palmone, Urban Outfitters, Inc., XTO Energy and Apple Computer, Inc.



                             HIGH YIELD BOND SERIES



     The High Yield Bond Fund seeks high current income as is consistent with providing reasonable safety of principal by investing in lower rated, high-yield corporate debt securities. Risk taking continued to be rewarded in 2004 in the high-yield space, as lower rated issues, such as B and CCC, benefited from improving credit ratings and better earnings fundamentals. In addition, such issues tend to be less sensitive to rising interest rates compared to higher rated credit sectors, such as BB. For the year, according to the Merrill Lynch High Yield Master II Index, CCC rated bonds gained 15.7%, followed by the B sector, which returned 10.4%. The BB sector only finished the year with a 9.3% return. The Fund's overweight to the CCC and B sectors at the expense of the BB sector contributed significantly to performance in 2004. Sector allocation decisions, however, had a slightly negative impact on relative performance, including an underweight to the strong energy industry and an overweight to the lagging cable/satellite TV industry. Energy issues in aggregate returned 12.3% for the Index, while cable/satellite TV trailed with a return of 8.3% for the year. In combination, these factors meant that the fund had strong absolute performance in line with the benchmark, but fell short of the 10.9% index return.



                          INTERNATIONAL EQUITY SERIES



     The International Equity Fund provides access to international stock markets, which represent approximately two-thirds of the investment opportunities available worldwide. The International Equity Fund underwent a sub-advisory change in March as the incumbent was replaced with two style specific managers, Wellington Management Company and LSV Asset Management. The new structure pairs a growth manager, Wellington Management Company, with a value manager, LSV Asset Management. This coupling achieves the Fund objective which is an overall core approach in the international space.



     The portfolio posted strong returns for the year, slightly trailing the MSCI World Ex-US Index return of 20.8%. Value outpaced growth for the second half of the year to bring it in firmly ahead of growth for 2004. As a result, the slight overweight to value within the portfolio was beneficial. From a cap size perspective, small and mid-caps led performance; therefore, the lower-than-benchmark average market cap for the portfolio was also additive. Looking at country selection, the overall contribution was slightly negative. The UK was the largest allocation (21%) at year end and largest overweight (7%) in the portfolio. Strong stock selection in the UK added to performance. Currency contribution was slightly negative, but is not an alpha generator and is expected to be neutral.

                      (This page intentionally left blank)

                        DIVERSIFIED INVESTORS PORTFOLIOS



                      STATEMENTS OF ASSETS AND LIABILITIES



                               DECEMBER 31, 2004



                                                         HIGH       INTERMEDIATE
                                         MONEY         QUALITY       GOVERNMENT         CORE                          VALUE &
                                         MARKET          BOND           BOND            BOND          BALANCED         INCOME
                                      ------------   ------------   ------------   --------------   ------------   --------------
ASSETS:
Securities, at cost.................  $748,623,310   $717,304,799   $350,694,701   $2,171,881,538   $418,696,867   $2,305,368,292
                                      ============   ============   ============   ==============   ============   ==============
Securities, at value, including
 investments held as collateral for
 securities out on loan (Note 4)....  $748,623,310   $710,319,325   $350,417,547   $2,180,919,786   $453,538,283   $2,744,291,344
Repurchase agreements (cost equals
 market)............................    60,216,832        698,287     6,103,722        46,075,207      8,603,926       66,108,926
Cash................................            --             --            --                --         19,097               --
Foreign currency holdings, at value
 (cost $31,058, $3,246 and
 $15,335,728, respectively).........            --             --            --            31,276          3,281               --
Receivable for securities sold......            --             --    10,312,500       236,270,070     24,248,450          996,418
Unrealized appreciation on foreign
 currency forward contracts.........            --             --            --         2,784,501        303,961               --
Variation margin....................            --             --            --                --         32,188               --
Interest receivable.................       752,643      4,296,758     1,630,660        14,357,614      1,262,549           10,224
Dividends receivable................            --             --            --                --        370,179        4,138,415
Foreign tax reclaim receivable......            --             --            --                --             --            1,879
Receivable from Advisor.............            --             --        20,940                --          5,991               --
Receivable from securities lending
 (net)..............................            --          4,305        16,613             8,111          1,991            9,536
                                      ------------   ------------   ------------   --------------   ------------   --------------
Total assets........................   809,592,785    715,318,675   368,501,982     2,480,446,565    488,389,896    2,815,556,742
                                      ------------   ------------   ------------   --------------   ------------   --------------
LIABILITIES:
Due to Advisor......................         3,362             --            --             1,220             --               --
Due to Custodian....................            --             --            --                --             --               --
Collateral for securities out on
 loan...............................            --     24,475,000    64,248,067       357,709,666     24,760,913      108,351,744
Foreign currency due to Custodian,
 at value (cost $113,948)...........            --             --            --                --             --               --
Payable for securities purchased....            --             --    47,617,584       290,105,164     27,991,206          599,598
Securities sold short, at value
 (proceeds $168,103,608 and
 $14,888,708, respectively).........            --             --            --       167,792,788     14,856,967               --
Unrealized depreciation on foreign
 currency forward contracts.........            --             --            --         8,811,052        849,714               --
Variation margin....................            --             --            --            72,047             --               --
Investment advisory fees............       177,743        204,564        77,951           493,237        159,974        1,020,983
Accrued expenses....................        59,295         44,733        55,729            93,506         44,433          121,095
Contingent liability (Note 6).......            --             --            --                --             --               --
                                      ------------   ------------   ------------   --------------   ------------   --------------
Total liabilities...................       240,400     24,724,297   111,999,331       825,078,680     68,663,207      110,093,420
                                      ------------   ------------   ------------   --------------   ------------   --------------
NET ASSETS..........................  $809,352,385   $690,594,378   $256,502,651   $1,655,367,885   $419,726,689   $2,705,463,322
                                      ============   ============   ============   ==============   ============   ==============



                       See notes to financial statements.

             GROWTH &          EQUITY         MID-CAP        MID-CAP       SMALL-CAP        SPECIAL        SMALL-CAP
              INCOME           GROWTH          VALUE          GROWTH         VALUE           EQUITY          GROWTH
          --------------   --------------   ------------   ------------   ------------   --------------   ------------

          $1,100,909,061   $2,134,500,942   $398,607,948   $224,614,152   $162,178,255   $1,176,986,716   $123,461,318
          ==============   ==============   ============   ============   ============   ==============   ============

          $1,214,103,718   $2,459,214,200   $452,395,238   $255,104,120   $193,589,256   $1,362,672,110   $137,958,965
               7,071,418       41,295,933     22,804,390      5,082,338      1,367,599       26,260,855      1,887,631
                      --               --             --             --             --        1,067,441             --

                      --               --             --             --             --               --             --
               2,615,671        4,690,905      4,318,789        412,396             --       10,445,848         47,359

                      --               --             --             --             --               --             --
                      --               --             --             --             --            2,295             --
                   5,683           14,872          4,854          3,415          1,448           12,059          2,059
               1,490,823        2,151,635        395,854         34,242        176,671        1,221,493         22,574
                     934              654          4,788             --             --            1,257            214
                      --               --          2,397         31,093          4,061               --          2,271
                  37,589           13,295          7,426         11,006          1,188           47,078          3,731
          --------------   --------------   ------------   ------------   ------------   --------------   ------------
           1,225,325,836    2,507,381,494    479,933,736    260,678,610    195,140,223    1,401,730,436    139,924,804
          --------------   --------------   ------------   ------------   ------------   --------------   ------------

                   6,673            4,920             --             --             --               --             --
                      --            8,998             --             --             --            5,747             --
              85,014,118      203,440,449     58,613,178     50,393,267     22,031,456      171,006,787     31,366,433
                      --               --             --             --             --          117,942             --
               3,719,182       12,057,374      6,351,818             --        227,162        2,052,639         22,745

                      --               --             --             --             --               --             --

                      --               --             --             --             --            2,369             --
                     475               --             --             --             --               --             --
                 579,529        1,194,720        228,378        125,524        117,192          895,583         77,619
                  57,425          115,086         29,683         58,947         28,464          118,627         28,855
                      --               --             --             --             --               --             --
          --------------   --------------   ------------   ------------   ------------   --------------   ------------
              89,377,402      216,821,547     65,223,057     50,577,738     22,404,274      174,199,694     31,495,652
          --------------   --------------   ------------   ------------   ------------   --------------   ------------
          $1,135,948,434   $2,290,559,947   $414,710,679   $210,100,872   $172,735,949   $1,227,530,742   $108,429,152
          ==============   ==============   ============   ============   ============   ==============   ============

            AGGRESSIVE     HIGH YIELD    INTERNATIONAL
              EQUITY          BOND           EQUITY
           ------------   ------------   --------------

           $384,745,597   $308,558,949   $1,262,989,346
           ============   ============   ==============

           $438,572,257   $329,712,140   $1,494,028,564
                     --     16,169,442       15,085,220
                     --             --               --

                     --             --       15,490,725
              3,187,268      1,725,550       17,063,507

                     --             --           97,112
                     --             --               --
                  2,643      6,638,496          132,789
                 83,911             --        1,255,943
                     --             --          630,089
                 25,897            811               --
                  8,840             --           65,737
           ------------   ------------   --------------
            441,880,816    354,246,439    1,543,849,686
           ------------   ------------   --------------

                     --             --               --
                856,129             --               --
             42,298,930             --      127,122,222
                     --             --               --
                674,689      2,268,187       14,057,632

                     --             --               --

                     --          3,950           44,823
                     --             --               --
                261,493        162,774          870,732
                 62,708         38,992          136,333
                     --             --               --
           ------------   ------------   --------------
             44,153,949      2,473,903      142,231,742
           ------------   ------------   --------------
           $397,726,867   $351,772,536   $1,401,617,944
           ============   ============   ==============

                        DIVERSIFIED INVESTORS PORTFOLIOS



                            STATEMENTS OF OPERATIONS



                      FOR THE YEAR ENDED DECEMBER 31, 2004



                                                               HIGH       INTERMEDIATE
                                                 MONEY        QUALITY      GOVERNMENT       CORE                       VALUE &
                                                MARKET         BOND           BOND          BOND        BALANCED        INCOME
                                              -----------   -----------   ------------   -----------   -----------   ------------
INVESTMENT INCOME:
Interest income.............................  $11,986,198   $22,311,088   $ 7,666,832    $61,599,370   $ 5,956,010   $    479,807
Securities lending income (net).............           --        29,633       133,678        301,101        36,417        145,453
Dividend income.............................           --            --            --             --     5,369,252     54,262,719
Less: foreign withholding taxes.............           --            --            --             --            --       (204,499)
                                              -----------   -----------   -----------    -----------   -----------   ------------
Total income................................   11,986,198    22,340,721     7,800,510     61,900,471    11,361,679     54,683,480
                                              -----------   -----------   -----------    -----------   -----------   ------------
EXPENSES:
Investment advisory fees....................    2,056,993     2,341,487       948,718      5,404,392     1,887,638     10,846,077
Custody fees................................      168,276       172,231        84,652        554,099       246,669        472,468
Audit fees..................................       23,901        28,147        28,494         32,663        27,984         28,851
Legal fees..................................       35,069        14,456        49,424         33,913         7,534        203,840
Reports to shareholders.....................       35,191         5,627        28,969         13,284         2,564         20,110
Miscellaneous fees..........................        4,128         3,419         1,407          6,668         5,595         20,801
                                              -----------   -----------   -----------    -----------   -----------   ------------
Total expenses..............................    2,323,558     2,565,367     1,141,664      6,045,019     2,177,984     11,592,147
Expenses reimbursed by the Advisor..........           --            --       (57,448)            --       (80,562)            --
                                              -----------   -----------   -----------    -----------   -----------   ------------
Net expenses................................    2,323,558     2,565,367     1,084,216      6,045,019     2,097,422     11,592,147
                                              -----------   -----------   -----------    -----------   -----------   ------------
NET INVESTMENT INCOME (LOSS)................    9,662,640    19,775,354     6,716,294     55,855,452     9,264,257     43,091,333
                                              -----------   -----------   -----------    -----------   -----------   ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Net realized gains (losses) on transactions
 from:
 Securities.................................      (68,909)      151,339      (958,216)    17,584,819    28,014,567    136,210,030
 Futures, written options and short sales...           --            --            --      2,034,427       275,477             --
 Foreign currency transactions..............           --            --            --        754,587      (797,829)            --
Change in net unrealized appreciation
 (depreciation) on:
 Securities.................................           --   (10,070,723)   (1,623,256)    (9,954,093)   (4,120,704)   124,599,254
 Futures, written options and short sales...           --            --            --      1,831,989       352,272             --
 Foreign currency translations..............           --            --            --      3,018,058       326,110             --
                                              -----------   -----------   -----------    -----------   -----------   ------------
Net realized and unrealized gains (losses)
 on investments.............................      (68,909)   (9,919,384)   (2,581,472)    15,269,787    24,049,893    260,809,284
                                              -----------   -----------   -----------    -----------   -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..................  $ 9,593,731   $ 9,855,970   $ 4,134,822    $71,125,239   $33,314,150   $303,900,617
                                              ===========   ===========   ===========    ===========   ===========   ============



                       See notes to financial statements.

      GROWTH &        EQUITY        MID-CAP       MID-CAP      SMALL-CAP      SPECIAL      SMALL-CAP    AGGRESSIVE    HIGH YIELD
       INCOME         GROWTH         VALUE        GROWTH         VALUE         EQUITY        GROWTH       EQUITY         BOND
    ------------   ------------   -----------   -----------   -----------   ------------   ----------   -----------   -----------
    $    118,829   $    486,864   $   174,747   $    37,887   $    41,507   $    305,771   $  25,539    $  103,517    $26,584,824
          77,418        110,292        54,391        47,417        32,477        435,904      27,965       114,805            --
      19,764,058     26,963,291     4,272,824       777,190     1,555,269     12,022,367     326,788     1,524,038       238,798
         (13,548)       (48,306)      (42,090)       (1,445)           --        (11,321)     (1,936)       (9,998)           --
    ------------   ------------   -----------   -----------   -----------   ------------   ----------   -----------   -----------
      19,946,757     27,512,141     4,459,872       861,049     1,629,253     12,752,721     378,356     1,732,362    26,823,622
    ------------   ------------   -----------   -----------   -----------   ------------   ----------   -----------   -----------
       6,428,226     12,888,076     2,004,782     1,349,517     1,150,035     10,328,852     836,819     3,401,765     1,702,720
         261,661        427,707       100,606        58,237        63,438        371,302      68,091        70,198       122,730
          28,263         31,675        22,262        22,178        27,196         29,777      27,172        27,027        29,020
          34,733         54,795         6,482        16,529         2,992         38,391       1,934        20,856         8,414
          77,203         47,239         2,378        31,075         1,084         40,371         795        32,846         2,650
           9,361         17,817         2,590         1,555         1,288         10,889         925         3,221         1,598
    ------------   ------------   -----------   -----------   -----------   ------------   ----------   -----------   -----------
       6,839,447     13,467,309     2,139,100     1,479,091     1,246,033     10,819,582     935,736     3,555,913     1,867,132
              --             --       (42,344)      (72,900)      (53,146)            --     (69,756)      (43,307)       (8,915)
    ------------   ------------   -----------   -----------   -----------   ------------   ----------   -----------   -----------
       6,839,447     13,467,309     2,096,756     1,406,191     1,192,887     10,819,582     865,980     3,512,606     1,858,217
    ------------   ------------   -----------   -----------   -----------   ------------   ----------   -----------   -----------
      13,107,310     14,044,832     2,363,116      (545,142)      436,366      1,933,139    (487,624)   (1,780,244)   24,965,405
    ------------   ------------   -----------   -----------   -----------   ------------   ----------   -----------   -----------
     115,263,875     31,940,963    42,407,767    12,882,888    11,963,670    237,402,239   8,624,552    53,282,314     2,115,482
         218,837             --            --            --            --        383,845          --            --            --
              --       (195,930)           --            --            --         (1,419)         --            --       (38,584)
     (14,746,118)   124,528,399    28,735,824    14,287,960    16,063,298    (94,435,273)  1,287,183    (6,938,097)    4,878,847
         (25,648)            --            --            --            --        (63,125)         --            --            --
              --        252,838            --            --            --           (128)         --            --        (2,274)
    ------------   ------------   -----------   -----------   -----------   ------------   ----------   -----------   -----------
     100,710,946    156,526,270    71,143,591    27,170,848    28,026,968    143,286,139   9,911,735    46,344,217     6,953,471
    ------------   ------------   -----------   -----------   -----------   ------------   ----------   -----------   -----------
    $113,818,256   $170,571,102   $73,506,707   $26,625,706   $28,463,334   $145,219,278   $9,424,111   $44,563,973   $31,918,876
    ============   ============   ===========   ===========   ===========   ============   ==========   ===========   ===========

     INTERNATIONAL
        EQUITY
     -------------
     $    342,745
          916,541
       34,265,596
       (3,475,347)
     ------------
       32,049,535
     ------------
        8,840,962
        1,236,229
           31,571
           41,346
           51,626
           10,146
     ------------
       10,211,880
               --
     ------------
       10,211,880
     ------------
       21,837,655
     ------------
      115,705,922
               --
       (1,206,452)
       90,404,364
               --
        1,402,931
     ------------
      206,306,765
     ------------
     $228,144,420
     ============

                        DIVERSIFIED INVESTORS PORTFOLIOS



                      STATEMENTS OF CHANGES IN NET ASSETS



                      FOR THE YEAR ENDED DECEMBER 31, 2004



                                                     HIGH        INTERMEDIATE
                                    MONEY           QUALITY       GOVERNMENT          CORE                            VALUE &
                                   MARKET            BOND            BOND             BOND           BALANCED          INCOME
                               ---------------   -------------   -------------   --------------   --------------   --------------
FROM OPERATIONS:
Net investment income
 (loss)......................  $     9,662,640   $  19,775,354   $  6,716,294    $   55,855,452   $    9,264,257   $   43,091,333
Net realized gains (losses)
 on transactions from:
 Securities..................          (68,909)        151,339       (958,216)       17,584,819       28,014,567      136,210,030
 Futures, written options and
   short sales...............               --              --             --         2,034,427          275,477               --
 Foreign currency
   transactions..............               --              --             --           754,587         (797,829)              --
Change in net unrealized
 appreciation (depreciation)
 on:
 Securities..................               --     (10,070,723)    (1,623,256)       (9,954,093)      (4,120,704)     124,599,254
 Futures, written options and
   short sales...............               --              --             --         1,831,989          352,272               --
 Foreign currency
   translations..............               --              --             --         3,018,058          326,110               --
                               ---------------   -------------   -------------   --------------   --------------   --------------
Net increase (decrease) in
 net assets resulting from
 operations..................        9,593,731       9,855,970      4,134,822        71,125,239       33,314,150      303,900,617
                               ---------------   -------------   -------------   --------------   --------------   --------------
FROM TRANSACTIONS IN
 INVESTORS' BENEFICIAL
 INTERESTS:
 Contributions...............    2,390,217,896     297,813,199    108,850,896       481,906,477       80,900,947      698,778,362
 Withdrawals.................   (2,390,031,840)   (239,823,125)  (122,003,055)     (366,450,838)    (128,574,240)    (495,301,392)
                               ---------------   -------------   -------------   --------------   --------------   --------------
Net increase (decrease) in
 net assets resulting from
 transactions in investors'
 beneficial interests........          186,056      57,990,074    (13,152,159)      115,455,639      (47,673,293)     203,476,970
                               ---------------   -------------   -------------   --------------   --------------   --------------
Net increase (decrease) in
 net assets..................        9,779,787      67,846,044     (9,017,337)      186,580,878      (14,359,143)     507,377,587
NET ASSETS:
Beginning of year............      799,572,598     622,748,334    265,519,988     1,468,787,007      434,085,832    2,198,085,735
                               ---------------   -------------   -------------   --------------   --------------   --------------
End of year..................  $   809,352,385   $ 690,594,378   $256,502,651    $1,655,367,885   $  419,726,689   $2,705,463,322
                               ===============   =============   =============   ==============   ==============   ==============



                       See notes to financial statements.

       GROWTH &          EQUITY         MID-CAP        MID-CAP       SMALL-CAP        SPECIAL        SMALL-CAP      AGGRESSIVE
        INCOME           GROWTH          VALUE          GROWTH         VALUE           EQUITY          GROWTH         EQUITY
    --------------   --------------   ------------   ------------   ------------   --------------   ------------   -------------
    $   13,107,310   $   14,044,832   $  2,363,116   $   (545,142)  $    436,366   $    1,933,139   $   (487,624)  $  (1,780,244)
       115,263,875       31,940,963     42,407,767     12,882,888     11,963,670      237,402,239      8,624,552      53,282,314
           218,837               --             --             --             --          383,845             --              --
                --         (195,930)            --             --             --           (1,419)            --              --
       (14,746,118)     124,528,399     28,735,824     14,287,960     16,063,298      (94,435,273)     1,287,183      (6,938,097)
           (25,648)              --             --             --             --          (63,125)            --              --
                --          252,838             --             --             --             (128)            --              --
    --------------   --------------   ------------   ------------   ------------   --------------   ------------   -------------
       113,818,256      170,571,102     73,506,707     26,625,706     28,463,334      145,219,278      9,424,111      44,563,973
    --------------   --------------   ------------   ------------   ------------   --------------   ------------   -------------
       240,606,463      588,107,212    187,619,787     70,645,237     81,981,796      387,584,089     48,004,475     134,545,173
      (281,865,617)    (443,755,067)   (62,608,934)   (52,917,945)   (38,596,639)    (575,873,750)   (32,589,077)   (152,715,289)
    --------------   --------------   ------------   ------------   ------------   --------------   ------------   -------------
       (41,259,154)     144,352,145    125,010,853     17,727,292     43,385,157     (188,289,661)    15,415,398     (18,170,116)
    --------------   --------------   ------------   ------------   ------------   --------------   ------------   -------------
        72,559,102      314,923,247    198,517,560     44,352,998     71,848,491      (43,070,383)    24,839,509      26,393,857
     1,063,389,332    1,975,636,700    216,193,119    165,747,874    100,887,458    1,270,601,125     83,589,643     371,333,010
    --------------   --------------   ------------   ------------   ------------   --------------   ------------   -------------
    $1,135,948,434   $2,290,559,947   $414,710,679   $210,100,872   $172,735,949   $1,227,530,742   $108,429,152   $ 397,726,867
    ==============   ==============   ============   ============   ============   ==============   ============   =============

      HIGH YIELD    INTERNATIONAL
         BOND           EQUITY
     ------------   --------------
     $ 24,965,405   $   21,837,655
        2,115,482      115,705,922
               --               --
          (38,584)      (1,206,452)
        4,878,847       90,404,364
               --               --
           (2,274)       1,402,931
     ------------   --------------
       31,918,876      228,144,420
     ------------   --------------
      119,654,473      363,246,391
      (82,501,587)    (238,806,763)
     ------------   --------------
       37,152,886      124,439,628
     ------------   --------------
       69,071,762      352,584,048
      282,700,774    1,049,033,896
     ------------   --------------
     $351,772,536   $1,401,617,944
     ============   ==============

                        DIVERSIFIED INVESTORS PORTFOLIOS



                      STATEMENTS OF CHANGES IN NET ASSETS



                      FOR THE YEAR ENDED DECEMBER 31, 2003



                                                       HIGH        INTERMEDIATE
                                      MONEY           QUALITY       GOVERNMENT          CORE                          VALUE &
                                     MARKET            BOND            BOND             BOND          BALANCED         INCOME
                                 ---------------   -------------   -------------   --------------   ------------   --------------
FROM OPERATIONS:
Net investment income (loss)...  $     9,979,725   $  17,159,281   $  9,450,274    $   44,628,727   $  8,599,312   $   34,499,497
Net realized gains (losses) on
 transactions from:
 Securities....................            2,502       1,053,699      9,090,837        33,834,691     (2,378,526)     (14,947,882)
 Futures, written options and
   short sales.................               --              --             --        (7,377,329)      (381,773)              --
 Foreign currency
   transactions................               --              --             --        (9,734,134)    (1,376,703)              --
Change in net unrealized
 appreciation (depreciation)
 on:
 Securities....................               --      (6,996,509)   (12,217,945)       (7,048,140)    61,359,689      432,326,774
 Futures, written options and
   short sales.................               --              --             --         4,245,398        320,215               --
 Foreign currency
   translations................               --              --             --        (8,285,094)      (677,257)              --
                                 ---------------   -------------   -------------   --------------   ------------   --------------
Net increase (decrease) in net
 assets resulting from
 operations....................        9,982,227      11,216,471      6,323,166        50,264,119     65,464,957      451,878,389
                                 ---------------   -------------   -------------   --------------   ------------   --------------
FROM TRANSACTIONS IN INVESTORS'
 BENEFICIAL INTERESTS:
 Contributions.................    4,895,275,949     443,551,095    136,326,640     1,006,604,253     87,161,756      787,647,945
 Withdrawals...................   (4,970,458,524)   (271,034,250)  (235,135,208)     (587,705,969)   (94,286,493)    (594,600,404)
                                 ---------------   -------------   -------------   --------------   ------------   --------------
Net increase (decrease) in net
 assets resulting from
 transactions in investors'
 beneficial interests..........      (75,182,575)    172,516,845    (98,808,568)      418,898,284     (7,124,737)     193,047,541
                                 ---------------   -------------   -------------   --------------   ------------   --------------
Net increase (decrease) in net
 assets........................      (65,200,348)    183,733,316    (92,485,402)      469,162,403     58,340,220      644,925,930
NET ASSETS:
Beginning of year..............      864,772,946     439,015,018    358,005,390       999,624,604    375,745,612    1,553,159,805
                                 ---------------   -------------   -------------   --------------   ------------   --------------
End of year....................  $   799,572,598   $ 622,748,334   $265,519,988    $1,468,787,007   $434,085,832   $2,198,085,735
                                 ===============   =============   =============   ==============   ============   ==============



                       See notes to financial statements.

       GROWTH &          EQUITY         MID-CAP        MID-CAP       SMALL-CAP        SPECIAL        SMALL-CAP     AGGRESSIVE
        INCOME           GROWTH          VALUE          GROWTH         VALUE           EQUITY         GROWTH         EQUITY
    --------------   --------------   ------------   ------------   ------------   --------------   -----------   -------------
    $    9,209,845   $    5,160,875   $    630,628   $   (295,799)  $    661,360   $     (259,523)  $   (78,423)  $  (1,976,889)
       (18,757,982)     (53,877,311)    16,382,379      7,924,068      3,460,669       93,446,698     3,962,414      28,566,283
           393,990               --             --             --             --        1,993,411            --              --
                --         (448,279)            12             --             --               --            --              --
       212,270,922      409,432,264     26,563,475     16,015,678     16,155,804      300,788,244    12,202,135      56,018,993
           183,859               --             --             --             --          229,855            --              --
                --         (253,185)            --             --             --               --            --              --
    --------------   --------------   ------------   ------------   ------------   --------------   -----------   -------------
       203,300,634      360,014,364     43,576,494     23,643,947     20,277,833      396,198,685    16,086,126      82,608,387
    --------------   --------------   ------------   ------------   ------------   --------------   -----------   -------------
       426,163,342      842,583,806    152,858,411    117,035,920     74,205,600      619,304,338    60,627,113     219,225,766
      (365,696,147)    (373,850,553)   (27,871,166)   (19,202,750)   (11,516,201)    (750,860,756)   (9,645,051)   (242,800,742)
    --------------   --------------   ------------   ------------   ------------   --------------   -----------   -------------
                        468,733,253    124,987,245     97,833,170     62,689,399     (131,556,418)   50,982,062     (23,574,976)
        60,467,195
    --------------   --------------   ------------   ------------   ------------   --------------   -----------   -------------
       263,767,829      828,747,617    168,563,739    121,477,117     82,967,232      264,642,267    67,068,188      59,033,411
       799,621,503    1,146,889,083     47,629,380     44,270,757     17,920,226    1,005,958,858    16,521,455     312,299,599
    --------------   --------------   ------------   ------------   ------------   --------------   -----------   -------------
    $1,063,389,332   $1,975,636,700   $216,193,119   $165,747,874   $100,887,458   $1,270,601,125   $83,589,643   $ 371,333,010
    ==============   ==============   ============   ============   ============   ==============   ===========   =============

      HIGH YIELD      INTERNATIONAL
         BOND            EQUITY
     -------------   ---------------
     $  21,480,918   $     8,873,734
        14,222,810       (29,216,895)
                --                --
                --         4,292,233
        23,379,451       279,190,953
                --                --
                --        (2,877,612)
     -------------   ---------------
        59,083,179       260,262,413
     -------------   ---------------
       164,492,103     1,663,422,826
      (148,960,043)   (1,531,539,691)
     -------------   ---------------
        15,532,060       131,883,135
     -------------   ---------------
        74,615,239       392,145,548
       208,085,535       656,888,348
     -------------   ---------------
     $ 282,700,774   $ 1,049,033,896
     =============   ===============

                             MONEY MARKET PORTFOLIO



                            PORTFOLIO OF INVESTMENTS



                               DECEMBER 31, 2004



 PRINCIPAL                                       VALUE
 ---------                                    ------------
             COMMERCIAL PAPER -- 43.2%
$31,650,000  Abbey National NA LLC,
               2.17%, 01/04/05..............  $ 31,644,277
 18,960,000  Bank of America Corp.,
               2.11%, 02/02/05..............    18,924,440
 32,380,000  Barclays US Funding LLC,
               2.34%, 02/28/05..............    32,257,925
 32,350,000  Calyon North America, Inc.,
               2.24%, 01/19/05..............    32,313,768
 33,780,000  Credit Suisse First Boston NY,
               1.95%, 01/03/05..............    33,776,341
 34,990,000  HSBC Americas, Inc.,
               2.34%, 01/20/05..............    34,946,787
 32,240,000  ING (US) Funding LLC,
               2.28%, 02/04/05..............    32,170,577
 35,100,000  Jupiter Securities
               Corp. -- 144A,
               2.35%, 01/18/05..............    35,061,132
 35,040,000  Morgan Stanley,
               2.34%, 01/25/05..............    34,985,338
 31,410,000  Rabobank USA Financial Corp.,
               2.16%, 01/18/05..............    31,377,962
 31,920,000  UBS Finance (Delaware), Inc.,
               2.20%, 01/06/05..............    31,910,247
                                              ------------
             TOTAL COMMERCIAL PAPER (Cost
               $349,368,794)................   349,368,794
                                              ------------
             DOMESTIC CERTIFICATES OF DEPOSIT -- 4.3%
 34,990,000  Wells Fargo Bank NA,
               2.32%, 01/07/05
               (Cost $34,990,000)...........    34,990,000
                                              ------------
             YANKEE CERTIFICATES OF DEPOSIT -- 16.3%
 32,280,000  Bank of Montreal,
               2.27%, 02/01/05..............    32,280,000
 32,360,000  Dexia Bank,
               2.24%, 01/05/05..............    32,360,000
 32,320,000  HBOS Treasury Services PLC,
               2.31%, 02/09/05..............    32,320,000
 34,880,000  Toronto Dominion Holdings,
               2.39%, 02/25/05..............    34,880,000
                                              ------------
             TOTAL YANKEE CERTIFICATES OF
               DEPOSIT (Cost
               $131,840,000)................   131,840,000
                                              ------------
             MEDIUM TERM CORPORATE NOTES -- 1.6%
 13,000,000  Caterpillar Financial Service
               Corp., Floating Rate,
               2.18%, 07/09/05(a) (Cost
               $13,000,000).................    13,000,000
                                              ------------



 PRINCIPAL                                       VALUE
 ---------                                    ------------
             SHORT TERM US GOVERNMENT AGENCY
               SECURITIES -- 23.3%
             FANNIE MAE -- 11.7%
$26,560,000    2.13%, 01/03/05..............  $ 26,556,857
  9,260,000    1.87%, 02/23/05..............     9,234,507
 20,200,000  Floating Rate,
               1.50%, 02/14/05(a)...........    20,200,000
 25,000,000    2.07%, 04/29/05..............    24,830,785
 14,100,000  Floating Rate,
               2.36%, 06/09/05(a)...........    14,098,258
                                              ------------
                                                94,920,407
                                              ------------
             FEDERAL HOME LOAN BANK -- 5.5%
  7,650,000    1.47%, 03/01/05..............     7,650,000
 20,200,000    1.40%, 04/01/05..............    20,199,889
 16,500,000    1.66%, 05/16/05..............    16,508,274
                                              ------------
                                                44,358,163
                                              ------------
             FREDDIE MAC -- 6.1%
 20,200,000  Floating Rate,
               1.50%, 02/14/05(a)...........    20,200,000
 15,000,000    2.34%, 03/08/05..............    14,935,733
 14,100,000  Floating Rate,
               2.00%, 10/07/05(a)...........    14,100,000
                                              ------------
                                                49,235,733
                                              ------------
             TOTAL SHORT TERM US GOVERNMENT
               AGENCY SECURITIES
               (Cost $188,514,303)..........   188,514,303
                                              ------------
             SHORT TERM CORPORATE NOTES -- 3.8%
 16,900,000  American Express Credit
               Company, Floating Rate,
               2.38%, 04/05/05(a)...........    16,910,213
 14,000,000  Merrill Lynch & Company,
               Floating Rate,
               2.54%, 03/11/05(a)...........    14,000,000
                                              ------------
             TOTAL SHORT TERM CORPORATE
               NOTES
               (Cost $30,910,213)...........    30,910,213
                                              ------------
             TOTAL SECURITIES
               (Cost $748,623,310)..........   748,623,310
                                              ------------



                       See notes to financial statements.

                             MONEY MARKET PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                       VALUE
 ---------                                    ------------
             REPURCHASE AGREEMENTS -- 7.4%
$60,210,000  With Barclays Bank PLC, dated
               12/31/04, 2.25%, due
               01/03/05, repurchase proceeds
               at maturity $60,221,289
               (Collateralized by Fannie Mae
               Discount Note, zero coupon,
               due 02/07/05, with a value of
               $10,274,250, various Fannie
               Maes, 2.00% -- 3.88%, due
               03/15/05-01/26/07, with a
               total value of $16,412,699,
               Federal Home Loan Bank,
               2.38%, due 04/05/06, with a
               value of $10,514,554, Federal
               Home Loan Bank Discount Note,
               zero coupon, due 06/03/05,
               with a value of $3,405,727,
               Freddie Mac, 4.00%, due
               08/10/09, with a value of
               $10,170,467, and Tennessee
               Valley Authority, 6.38%, due
               06/15/05, with a value of
               $10,636,804).................  $ 60,210,000
      6,832  With Investors Bank & Trust,
               dated 12/31/04, 1.88%, due
               01/03/05, repurchase proceeds
               at maturity $6,833
               (Collateralized by Freddie
               Mac, 2.95%, due 03/15/32,
               with a value of $7,210)......         6,832
                                              ------------
             TOTAL REPURCHASE AGREEMENTS
               (Cost $60,216,832)...........    60,216,832
                                              ------------
             Total Investments -- 99.9%
               (Cost $808,840,142)..........   808,840,142
             Other assets less
               liabilities -- 0.1%..........       512,243
                                              ------------
             NET ASSETS -- 100.0%...........  $809,352,385
                                              ============



The aggregate cost of securities for federal income tax purposes at December 31, 2004 is $808,840,142.

---------------


See summary of footnotes and abbreviations to portfolios.



                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO



                            PORTFOLIO OF INVESTMENTS



                               DECEMBER 31, 2004



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES -- 76.4%
              BANKS -- 17.8%
$ 1,000,000   Abbey National PLC, Series
                EMTN,
                6.69%, 10/17/05..............  $  1,025,126
  6,490,000   ABN AMRO Bank NV (Chicago),
                7.25%, 05/31/05..............     6,602,082
  5,000,000   Amsouth Bank NA, Series BKNT,
                Floating Rate,
                2.13%, 01/20/06(b)...........     5,004,810
  1,000,000   Bank of America Corp.,
                6.20%, 02/15/06..............     1,032,705
  4,000,000   Bank of America Corp.,
                7.13%, 03/01/09..............     4,471,824
  1,500,000   Bank of America Corp., Series
                MTN1, Floating Rate,
                2.63%, 08/26/05(b)...........     1,502,637
  4,100,000   Bank of Montreal-Chicago,
                6.10%, 09/15/05..............     4,185,690
  3,000,000   Bank of Montreal-Chicago,
                7.80%, 04/01/07..............     3,260,286
  4,000,000   Bank of Scotland -- 144A,
                3.50%, 11/30/07..............     3,988,860
  2,000,000   BankBoston NA, Series BKNT,
                6.38%, 04/15/08..............     2,157,862
  1,000,000   Bayerische Landesbank,
                4.13%, 01/14/05..............     1,000,358
  2,500,000   Deutsche Bank Financial,
                6.70%, 12/13/06..............     2,652,863
  2,000,000   Fifth Third Bank,
                6.75%, 07/15/05..............     2,040,112
  2,000,000   HBOS Treasury Services PLC --
                144A,
                3.75%, 09/30/08..............     1,998,392
  5,333,000   HSBC Bank PLC,
                7.63%, 06/15/06..............     5,690,823
  1,000,000   HSBC Bank PLC,
                6.95%, 03/15/11..............     1,152,514
  2,650,000   Inter-American Development
                Bank,
                8.40%, 09/01/09..............     3,143,099
  5,000,000   KFW International Finance,
                Series DTC,
                5.25%, 06/28/06..............     5,162,920
  2,000,000   KFW International Finance,
                Series DTC,
                4.75%, 01/24/07..............     2,063,306
  5,000,000   National City Bank, Series
                BKNT,
                2.70%, 08/24/09..............     4,872,050
  1,000,000   National Westminster Bank,
                7.38%, 10/01/09..............     1,139,590
  6,115,000   Nordea Bank (Finland),
                6.50%, 01/15/06..............     6,324,151
  5,000,000   SouthTrust Bank NA, Series
                BKNT, Floating Rate,
                2.43%, 12/14/05(b)...........     5,002,740



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              BANKS (CONTINUED)
$ 4,000,000   SunTrust Banks, Inc., Series
                BKNT, Floating Rate,
                2.56%, 10/03/05(b)...........  $  4,003,076
  3,000,000   Svenska Handelsbanken,
                8.13%, 08/15/07..............     3,327,258
  3,000,000   Swiss Bank Corp.,
                7.25%, 09/01/06..............     3,189,144
  3,000,000   US Bancorp, Series MTNN,
                5.10%, 07/15/07..............     3,104,679
  2,145,000   US Bank NA (Minnesota), Series
                BKNT,
                7.30%, 08/15/05..............     2,194,148
  3,000,000   US Bank NA, Series BKNT,
                Floating Rate,
                2.44%, 12/05/05(b)...........     3,001,110
  3,500,000   US Central Credit Union,
                2.75%, 05/30/08..............     3,390,338
  1,500,000   Wachovia Corp.,
                7.55%, 08/18/05..............     1,542,872
  7,000,000   Wachovia Corp., Floating Rate,
                2.50%, 07/20/07(c)...........     7,003,170
  3,166,000   Wells Fargo & Company,
                6.88%, 04/01/06..............     3,301,951
  2,000,000   Wells Fargo & Company, Floating
                Rate,
                2.56%, 06/12/06(b)...........     2,003,318
  4,000,000   Wells Fargo & Company, Floating
                Rate,
                2.58%, 09/15/06(b)...........     4,006,836
  6,000,000   Wells Fargo & Company, Floating
                Rate,
                2.61%, 09/28/07(b)...........     6,005,784
  1,000,000   Wells Fargo & Company, Series
                MTNH,
                6.75%, 10/01/06..............     1,060,907
                                               ------------
                                                122,609,391
                                               ------------
              BUSINESS SERVICES AND SUPPLIES -- 0.4%
  2,500,000   First Data Corp.,
                6.75%, 07/15/05..............     2,551,328
                                               ------------
              FINANCIAL SERVICES -- 9.0%
  4,000,000   Associates Corp. NA, Series
                MTNH,
                7.63%, 04/27/05..............     4,060,384
  5,000,000   Citigroup, Inc.,
                3.50%, 02/01/08..............     4,981,295
  4,500,000   Citigroup, Inc., Floating Rate,
                2.50%, 06/04/07(b)...........     4,504,068
  3,570,000   General Electric Capital Corp.,
                8.30%, 09/20/09..............     4,175,433
  1,000,000   General Electric Capital Corp.,
                Series MTNA,
                8.70%, 03/01/07..............     1,105,288
  6,000,000   Goldman Sachs Group, Inc.,
                Series MTN1, Floating Rate,
                2.20%, 01/09/07(b)...........     6,010,860



                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
$ 8,000,000   Heller Financial, Inc.,
                8.00%, 06/15/05..............  $  8,180,823
  1,000,000   Heller Financial, Inc.,
                6.38%, 03/15/06..............     1,035,286
  7,000,000   Lehman Brothers Holdings, Inc.,
                8.25%, 06/15/07..............     7,769,853
  2,000,000   Lehman Brothers Holdings, Inc.,
                7.00%, 02/01/08..............     2,186,694
  5,000,000   Morgan Stanley,
                3.88%, 01/15/09..............     4,976,795
  2,000,000   Morgan Stanley, Floating Rate,
                2.24%, 07/27/07(b)...........     2,001,196
  6,000,000   The Bear Stearns Companies,
                Inc., Series MTNB, Floating
                Rate,
                2.76%, 06/19/06(b)...........     6,022,074
  2,727,270   Toyota Motor Credit Corp.,
                Series MTN,
                2.75%, 08/06/09..............     2,672,002
  2,500,000   Toyota Motor Credit Corp.,
                Series MTN, Floating Rate,
                2.42%, 09/09/05(c)...........     2,501,713
                                               ------------
                                                 62,183,764
                                               ------------
              FOOD AND BEVERAGE -- 0.9%
  6,000,000   Kellogg Company, Series B,
                6.00%, 04/01/06..............     6,187,968
                                               ------------
              INSURANCE -- 0.3%
  2,000,000   Met Life Global Funding I --
                144A,
                4.25%, 07/30/09..............     2,015,192
                                               ------------
              OIL, COAL AND GAS -- 1.2%
  3,500,000   ConocoPhillips,
                8.75%, 05/25/10..............     4,276,034
  3,760,000   Tosco Corp.,
                7.25%, 01/01/07..............     4,012,924
                                               ------------
                                                  8,288,958
                                               ------------
              PHARMACEUTICALS -- 0.4%
  3,000,000   Abbott Laboratories,
                5.63%, 07/01/06..............     3,102,723
                                               ------------
              PRIVATE ASSET BACKED: AUTOMOBILES/MOTOR
                VEHICLES -- 12.9%
  6,575,000   AmeriCredit Auto Receivables
                Trust, Series 2002-C, Class
                A4,
                3.55%, 02/12/09..............     6,601,936
  1,741,034   Capital One Auto Finance Trust,
                Series 2003-A, Class A3A,
                1.83%, 10/15/07..............     1,732,896
  3,500,000   Capital One Prime Auto
                Receivables Trust, Series
                2004-3, Class A4,
                3.69%, 06/15/10..............     3,492,344
  4,500,000   Carmax Auto Owner Trust, Series
                2004-2, Class A4,
                3.46%, 09/15/11..............     4,462,112



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: AUTOMOBILES/MOTOR
                VEHICLES (CONTINUED)
$ 2,113,988   Chevy Chase Auto Receivables
                Trust, Series 2001-2, Class
                A4,
                4.44%, 04/16/07..............  $  2,124,930
  7,500,000   Fifth Third Auto Trust, Series
                2004-A, Class A4,
                3.70%, 10/20/11..............     7,516,116
  4,525,000   Franklin Auto Trust, Series
                2003-1, Class A4,
                2.27%, 05/20/11..............     4,438,065
  2,000,000   Franklin Auto Trust, Series
                2004-1, Class A2,
                3.57%, 03/16/09..............     1,985,655
  3,000,000   Harley-Davidson Motorcycle
                Trust, Series 2004-1, Class
                A2,
                2.53%, 11/15/11..............     2,939,590
  2,000,000   Household Automotive Trust,
                Series 2003-1, Class A3,
                1.73%, 12/17/07..............     1,988,050
  1,597,989   Hyundai Auto Receivables Trust,
                Series 2002-A, Class A3,
                2.80%, 02/15/07..............     1,597,347
    942,161   Marshall & Ilsley Auto Loan
                Trust, Series 2002-1, Class
                A3,
                2.49%, 10/22/07..............       942,029
  3,500,000   National City Auto Receivables
                Trust, Series 2004-A, Class
                A3,
                2.11%, 07/15/08..............     3,457,066
  3,250,000   Onyx Acceptance Auto Trust,
                Series 2002-D, Class A4,
                3.10%, 07/15/09..............     3,248,758
  1,500,000   Onyx Acceptance Auto Trust,
                Series 2004-A, Class A3,
                2.19%, 03/17/08..............     1,485,337
  1,619,990   Provident Auto Lease ABS Trust,
                Series 1999-1, Class A2,
                7.03%, 01/14/12..............     1,646,761
  4,000,000   Regions Auto Receivables Trust,
                Series 2003-2, Class A3,
                2.31%, 01/15/08..............     3,974,394
    193,986   Ryder Vehicle Lease Trust,
                Series 2001-A, Class A4,
                5.81%, 08/15/06..............       194,721
  2,200,000   Ryder Vehicle Lease Trust,
                Series 2001-A, Class A5,
                6.17%, 11/15/07..............     2,255,298
  4,230,568   Susquehanna Auto Lease Trust,
                Series 2003-1, Class A3,
                2.46%, 01/14/07..............     4,210,581
  5,000,000   Triad Auto Receivables Owner
                Trust, Series 2002-A, Class
                A4,
                3.24%, 08/12/09..............     5,006,253
  8,000,000   Volkswagen Auto Loan Enhanced
                Trust, Series 2003-2, Class
                A3,
                2.27%, 10/22/07..............     7,943,501
  8,500,000   Wachovia Auto Owner Trust,
                Series 2004-A, Class A4,
                3.66%, 07/20/10..............     8,514,448



                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: AUTOMOBILES/MOTOR
                VEHICLES (CONTINUED)
$ 4,500,000   WFS Financial Owner Trust,
                Series 2004-1, Class A4,
                2.81%, 08/22/11..............  $  4,420,938
  3,000,000   Whole Auto Loan Trust, Series
                2003-1, Class A3B,
                1.99%, 05/15/07..............     2,974,781
                                               ------------
                                                 89,153,907
                                               ------------
              PRIVATE ASSET BACKED: BANKS -- 0.2%
  1,550,000   Bank One Issuance Trust, Series
                2002-A2, Class A2,
                4.16%, 01/15/08..............     1,559,338
                                               ------------
              PRIVATE ASSET BACKED: CREDIT CARDS -- 5.1%
  1,625,000   Advanta Business Card Master
                Trust, Series 2000-C, Class
                B, Floating Rate,
                3.11%, 04/20/08(c)...........     1,628,372
  1,500,000   Chemical Master Credit Card
                Trust 1, Series 1996-2, Class
                A,
                5.98%, 09/15/08..............     1,539,547
  5,000,000   Citibank Credit Card Issuance
                Trust, Series 2000-A3, Class
                A3,
                6.88%, 11/16/09..............     5,444,696
  2,000,000   Citibank Credit Card Issuance
                Trust, Series 2003-A6, Class
                A6,
                2.90%, 05/17/10..............     1,948,457
  5,375,000   Citibank Omni-S Master Trust,
                Series 2000-2, Class A,
                6.75%, 09/16/09..............     5,512,569
  3,000,000   Fleet Credit Card Master Trust
                II, Series 2001-B, Class A,
                5.60%, 12/15/08..............     3,097,309
  1,700,000   Household Private Label Credit
                Card Master Note Trust I,
                Series 2002-2, Class A,
                Floating Rate,
                2.57%, 01/18/11(c)...........     1,704,383
  6,000,000   Nordstrom Private Label Credit
                Card, Series 2001-1A, Class
                A,
                4.82%, 04/15/10..............     6,145,982
  5,500,000   Prime Credit Card Master Trust,
                Series 2000-1, Class A,
                6.70%, 10/15/09..............     5,670,721
  2,570,000   Standard Credit Card Master
                Trust, Series 1994-2, Class
                A,
                7.25%, 04/07/08..............     2,699,072
                                               ------------
                                                 35,391,108
                                               ------------



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: FINANCIAL
                SERVICES -- 5.4%
$   983,367   Caterpillar Financial Asset
                Trust, Series 2002-A, Class
                A3,
                3.15%, 02/25/08..............  $    985,437
  2,358,489   Caterpillar Financial Asset
                Trust, Series 2003-A, Class
                A3,
                1.66%, 12/26/07..............     2,336,123
  4,500,000   Caterpillar Financial Asset
                Trust, Series 2004-A, Class
                A3,
                3.13%, 01/26/09..............     4,484,888
  3,765,695   Community Program Loan Trust,
                Series 1987-A, Class A4,
                4.50%, 10/01/18..............     3,769,003
  1,271,330   Distribution Financial Services
                Trust, Series 2001-1, Class
                A4,
                5.67%, 01/17/17..............     1,285,799
  3,000,000   First National Master Note
                Trust, Series 2003-1, Class
                A, Floating Rate,
                2.50%, 08/15/08(c)...........     3,005,478
  1,550,000   Morgan Stanley Capital I,
                Series 2001-IQA, Class A2,
                5.33%, 12/18/32..............     1,603,900
    237,309   Morgan Stanley Capital I,
                Series 2002-HQ, Class A1,
                4.59%, 04/15/34..............       239,812
  1,057,522   Morgan Stanley Capital I,
                Series 2002-IQ2, Class A1,
                4.09%, 12/15/35..............     1,065,657
  1,716,191   Morgan Stanley Capital I,
                Series 2003-T11, Class A1,
                3.26%, 06/13/41..............     1,695,590
  1,782,125   Morgan Stanley Capital I,
                Series 2004-T13, Class A1,
                2.85%, 09/13/45..............     1,745,306
    385,403   Morgan Stanley Capital, Series
                1999-RM1, Class A1,
                6.37%, 12/15/31..............       397,864
    736,186   Morgan Stanley Capital, Series
                2001-TOP3, Class A1,
                5.31%, 07/15/33..............       747,635
    468,847   Nations Credit Grantor Trust,
                Series 1997, Class A,
                6.75%, 08/15/13..............       475,252
  3,113,061   Navistar Financial Corp. Owner
                Trust, Series 2001-B, Class
                A4,
                4.37%, 11/17/08..............     3,124,655
  2,150,000   PSE&G Transition Funding LLC,
                Series 2001-1, Class A3,
                5.98%, 06/15/08..............     2,209,422
  3,550,000   PSE&G Transition Funding LLC,
                Series 2001-1, Class A5,
                6.45%, 03/15/13..............     3,949,157
  3,792,158   Public Service New Hampshire
                Funding LLC, Series 2001-1,
                Class A2,
                5.73%, 11/01/10..............     3,943,347
                                               ------------
                                                 37,064,325
                                               ------------



                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 10.2%
$ 4,007,984   Banc of America Commercial
                Mortgage, Inc., Series
                2002-2, Class A1,
                3.37%, 07/11/43..............  $  3,998,223
  2,714,041   Banc of America Commercial
                Mortgage, Inc., Series
                2003-2, Class A1,
                3.41%, 03/11/41..............     2,691,340
     36,686   BankBoston Home Equity Loan
                Trust, Series 1998-1, Class
                A4,
                6.42%, 01/25/21..............        36,637
  2,187,194   Bear Stearns Commercial
                Mortgage Securities, Inc.,
                Series 1998-C1, Class A1,
                6.34%, 06/16/30..............     2,271,352
    998,390   Bear Stearns Commercial
                Mortgage Securities, Inc.,
                Series 1999-C1, Class A1,
                5.91%, 02/14/31..............     1,037,329
  1,730,871   Bear Stearns Commercial
                Mortgage Securities, Inc.,
                Series 2001-TOP4, Class A1,
                5.06%, 11/15/16..............     1,783,675
    898,598   Bear Stearns Commercial
                Mortgage Securities, Inc.,
                Series 2002-PBW1, Class A1,
                3.97%, 11/11/35..............       897,941
  1,957,711   Bear Stearns Commercial
                Mortgage Securities, Inc.,
                Series 2004-PWR5, Class A1,
                3.76%, 07/11/42..............     1,952,028
  2,503,349   Commercial Mortgage Pass-
                Through Certificates, Series
                2004-LB2A, Class A1,
                2.96%, 03/10/39..............     2,453,793
  2,221,437   Contimortgage Home Equity Loan
                Trust, Series 1998-2, Class
                A7,
                6.57%, 03/15/23..............     2,275,880
    522,527   Credit Suisse First Boston
                Mortgage Securities Corp.,
                Series 2001-CF2, Class A1,
                5.26%, 02/15/34..............       525,817
  4,047,771   Credit Suisse First Boston
                Mortgage Securities Corp.,
                Series 2003-C3, Class A1,
                2.08%, 05/15/38..............     3,924,230
  4,194,746   Credit Suisse First Boston
                Mortgage Securities Corp.,
                Series 2004-C1, Class A1,
                2.25%, 01/15/37..............     4,107,573
     54,933   DLJ Commercial Mortgage Corp.,
                Series 1998-CG1, Class A1A,
                6.11%, 06/10/31..............        55,009
  3,000,000   Equity One ABS, Inc., Series
                2004-3, Class AF2,
                3.80%, 07/25/34..............     2,989,562



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)
$    19,961   General Electric Capital
                Commercial Mortgage Corp.,
                Series 2001-2, Class A1,
                5.26%, 08/11/33..............  $     19,973
    853,188   General Electric Capital
                Commercial Mortgage Corp.,
                Series 2001-3, Class A1,
                5.56%, 06/10/38..............       893,688
    597,248   General Electric Capital
                Commercial Mortgage Corp.,
                Series 2002-1, Class A1,
                5.03%, 12/10/35..............       609,780
  3,737,611   General Electric Capital
                Commercial Mortgage Corp.,
                Series 2002-3A, Class A1,
                4.23%, 12/10/37..............     3,771,299
  3,085,473   General Electric Capital
                Commercial Mortgage Corp.,
                Series 2004-C3, Class A1,
                3.75%, 07/10/39..............     3,080,434
  2,200,000   GMAC Mortgage Corp. Loan Trust,
                Series 2004-GH1, Class A2,
                4.39%, 12/25/25..............     2,213,258
    655,629   IMC Home Equity Loan Trust,
                Series 1997-3, Class A7,
                7.08%, 08/20/28..............       655,189
  1,437,009   Interstar Millennium Trust,
                Series 2003-3G, Class A2,
                Floating Rate,
                2.80%, 09/27/35(b)...........     1,437,974
  2,292,596   Interstar Millennium Trust,
                Series 2004-2G, Class A,
                Floating Rate,
                2.68%, 03/14/36(b)...........     2,294,907
    865,125   JP Morgan Chase Commercial
                Mortgage Securities Corp.,
                Series 2002-C2, Class A1,
                4.33%, 12/12/34..............       871,893
  1,935,311   LB-UBS Commercial Mortgage
                Trust, Series 2003-C1, Class
                A1,
                2.72%, 03/15/27..............     1,900,120
  1,850,000   LB-UBS Commercial Mortgage
                Trust, Series 2003-C1, Class
                A2,
                3.32%, 03/15/27..............     1,821,275
  2,938,600   LB-UBS Commercial Mortgage
                Trust, Series 2003-C3, Class
                A1,
                2.60%, 05/15/27..............     2,862,214
  3,000,000   LB-UBS Commercial Mortgage
                Trust, Series 2003-C5, Class
                A2,
                3.48%, 07/15/27..............     2,954,589
  1,987,297   LB-UBS Commercial Mortgage
                Trust, Series 2004-C8, Class
                A1,
                3.94%, 12/15/29..............     1,993,865



                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)
$ 3,400,000   Residential Asset Mortgage
                Products, Inc., Series
                2003-RS11, Class AI4,
                4.26%, 06/25/29..............  $  3,402,362
    335,840   Travelers Mortgage Securities
                Corp., Series 1, Class Z2,
                12.00%, 03/01/14.............       340,085
  3,446,632   Vendee Mortgage Trust, Series
                1996-1, Class 1K,
                6.75%, 11/15/12..............     3,508,689
  5,124,704   Wachovia Bank Commercial
                Mortgage Trust, Series
                2003-4, Class A1,
                3.00%, 04/15/35..............     5,043,907
                                               ------------
                                                 70,675,890
                                               ------------
              PRIVATE ASSET BACKED: OTHER -- 7.3%
  2,312,782   Bear Stearns Asset Backed
                Securities, Inc., Series
                2003-AC3, Class A1,
                4.00%, 07/25/33..............     2,287,021
  4,672,000   California Infrastructure PG&E
                Corp., Series 1997-1, Class
                A8,
                6.48%, 12/26/09..............     4,993,179
  3,093,780   California Infrastructure
                SCE-1, Series 1997-1, Class
                A6,
                6.38%, 09/25/08..............     3,191,597
    459,777   CIT Equipment Collateral,
                Series 2002-VT1, Class A3,
                4.03%, 01/20/06..............       461,061
  2,500,000   CIT Equipment Collateral,
                Series 2003-VT1, Class A3B,
                1.63%, 04/20/07..............     2,478,116
  2,000,000   CIT Equipment Collateral,
                Series 2004-VT1, Class A3,
                2.20%, 03/20/08..............     1,976,362
  3,000,000   CIT RV Trust, Series 1998-A,
                Class A5,
                6.12%, 11/15/13..............     3,092,782
  5,000,000   CNH Equipment Trust, Series
                2004-A, Class A3B,
                2.94%, 10/15/08..............     4,953,920
  2,000,000   CNH Wholesale Master Note
                Trust, Series 2003-1, Class
                A, Floating Rate,
                2.60%, 08/15/08(c)...........     2,000,659
  6,000,000   Connecticut RRB Special Purpose
                Trust CL&P1, Series 2001-1,
                Class A3,
                5.73%, 03/30/09..............     6,202,822
  2,449,043   Crusade Global Trust, Series
                2004-2, Class A1, Floating
                Rate,
                2.46%, 11/19/37(b)...........     2,448,859
  4,000,000   GE Dealer Floorplan Master Note
                Trust, Series 2004-2, Class
                A, Floating Rate,
                2.22%, 07/20/09(c)...........     4,009,355



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: OTHER (CONTINUED)
$ 2,600,000   Illinois Power Special Purpose
                Trust, Series 1998-1, Class
                A6,
                5.54%, 06/25/09..............  $  2,686,997
  4,837,875   Nelnet Student Loan Corp.,
                Series 2001-A, Class A1,
                5.76%, 07/01/12..............     5,000,753
  2,221,186   PBG Equipment Trust, Series 1A,
                Class A,
                6.27%, 01/20/12..............     2,257,174
  2,400,000   Providian Gateway Master Trust,
                Series 2004-FA, Class A,
                3.65%, 11/15/11..............     2,389,500
                                               ------------
                                                 50,430,157
                                               ------------
              PRIVATE ASSET BACKED: RECEIVABLES -- 0.5%
  3,774,304   Alter Moneta Receivables LLC,
                Series 2003-1,
                2.56%, 03/15/11..............     3,762,791
                                               ------------
              PRIVATE ASSET BACKED: TRANSPORTATION -- 1.3%
  2,150,000   E-Trade RV and Marine Trust,
                Series 2004-1, Class A3,
                3.62%, 10/08/18..............     2,139,922
  1,452,531   Railcar Leasing LLC, Series 1,
                Class A1,
                6.75%, 07/15/06..............     1,491,263
  5,000,000   Railcar Leasing LLC, Series 1,
                Class A2,
                7.13%, 01/15/13..............     5,518,275
                                               ------------
                                                  9,149,460
                                               ------------
              PRIVATE ASSET BACKED: UTILITIES -- 1.1%
  5,000,000   PECO Energy Transition Trust,
                Series 1999-A, Class A6,
                6.05%, 03/01/09..............     5,197,540
  2,000,000   PECO Energy Transition Trust,
                Series 2001-A, Class A1,
                6.52%, 12/31/10..............     2,223,373
                                               ------------
                                                  7,420,913
                                               ------------
              REAL ESTATE INVESTMENT TRUSTS -- 0.1%
    875,000   AvalonBay Communities,
                6.63%, 01/15/05..............       875,850
                                               ------------
              SPECIAL PURPOSE ENTITY -- 1.1%
  2,500,000   New York Life Global
                Funding -- 144A,
                3.88%, 01/15/09..............     2,488,623
  5,000,000   New York Life Global
                Funding -- 144A, Floating
                Rate,
                2.44%, 02/26/07(b)...........     5,003,420
                                               ------------
                                                  7,492,043
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 0.8%
  5,000,000   Verizon Wireless Capital,
                5.38%, 12/15/06..............     5,181,410
                                               ------------



                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              UTILITIES: ELECTRIC -- 0.4%
$ 2,500,000   Atlantic City Electric, Series
                AMBC,
                6.67%, 03/23/05..............  $  2,520,823
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
                (Cost $533,442,180)..........   527,617,339
                                               ------------
              US TREASURY SECURITIES -- 3.4%
              US TREASURY NOTES
 24,000,000   2.75%, 08/15/07(d)
                (Cost $24,008,465)...........    23,744,064
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 16.4%
              FANNIE MAE -- 3.7%
  1,533,785   PL# 254062, 6.00%, 10/01/11....     1,611,464
  2,899,615   PL# 254754, 4.50%, 05/01/10....     2,920,053
  3,979,381   PL# 254758, 4.50%, 06/01/13....     4,006,187
  2,041,156   PL# 254805, 5.00%, 06/01/13....     2,107,505
  4,050,262   PL# 254807, 5.00%, 07/01/13....     4,181,918
  1,010,633   PL# 323743, 5.00%, 04/01/14....     1,030,328
    649,818   PL# 429168, 6.00%, 05/01/13....       682,580
    611,001   PL# 50903, 6.00%, 09/01/08.....       636,479
    768,288   PL# 50973, 6.00%, 01/01/09.....       800,325
    652,578   PL# 517699, 6.00%, 07/01/14....       685,251
  2,233,733   PL# 545038, 6.00%, 09/01/14....     2,346,917
  3,640,714   PL# 555154, 5.50%, 12/01/22....     3,727,657
    598,789   PL# 609771, 6.00%, 09/01/08....       627,497
                                               ------------
                                                 25,364,161
                                               ------------
              FEDERAL FARM CREDIT BANK -- 1.2%
  8,500,000   2.50%, 11/15/05................     8,472,180
                                               ------------
              FEDERAL HOME LOAN BANK -- 1.1%
  7,437,647   Series 6T-9009,
                3.84%, 11/25/09..............     7,381,322
                                               ------------
              FREDDIE MAC GOLD -- 0.7%
      7,966   PL# D06777, 7.50%, 03/01/08....         8,363
    258,908   PL# E00532, 6.50%, 02/01/13....       274,499
    446,075   PL# E00542, 6.50%, 04/01/13....       472,940
  1,069,679   PL# E00676, 5.50%, 06/01/14....     1,107,880
  1,551,942   PL# E89557, 5.50%, 04/01/17....     1,605,396
  1,576,921   PL# M90802, 4.00%, 03/01/08....     1,583,986
                                               ------------
                                                  5,053,064
                                               ------------



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION -- 0.4%
$ 2,346,949   PL# 436708, 5.75%, 12/15/22....  $  2,440,734
                                               ------------
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 8.6%
  3,149,473   Fannie Mae -- ACES, Series
                1998-M1, Class A2,
                6.25%, 01/25/08..............     3,321,659
  2,218,854   Fannie Mae, Series 1993-234,
                Class PC,
                5.50%, 12/25/08..............     2,258,021
  5,000,000   Fannie Mae, Series 2003-46,
                Class PQ,
                3.00%, 06/25/19..............     4,929,068
  2,550,000   Fannie Mae, Series 2003-62,
                Class OD,
                3.50%, 04/25/26..............     2,480,019
  3,727,069   Fannie Mae, Series 2003-63,
                Class GU,
                4.00%, 07/25/33..............     3,718,720
  1,500,000   Fannie Mae, Series 2003-67,
                Class GL,
                3.00%, 01/25/25..............     1,469,460
  5,566,165   Fannie Mae, Series 2003-69,
                Class GJ,
                3.50%, 12/25/31..............     5,383,139
  4,087,000   Fannie Mae, Series 2004-21,
                Class QA,
                4.00%, 11/25/17..............     4,101,668
  4,115,570   Fannie Mae, Series 2004-70,
                Class DN,
                4.00%, 12/25/29..............     4,066,214
  6,700,000   Fannie Mae, Series 2004-80,
                Class LG,
                4.00%, 10/25/16..............     6,713,312
  7,093,322   Federal Home Loan Bank, Series
                1Y-9009, Class A,
                4.06%, 08/25/09..............     7,093,613
  3,678,201   Federal Home Loan Bank, Series
                3Q-9009, Class 1,
                3.92%, 09/25/09..............     3,663,639
  1,416,456   Freddie Mac, Series 2557, Class
                MA,
                4.50%, 07/15/16..............     1,420,966
  3,108,702   Freddie Mac, Series 2614, Class
                JA,
                3.76%, 03/15/29..............     3,055,438



                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND
                HOME EQUITY (CONTINUED)
$   961,371   Freddie Mac, Series 2640, Class
                PA,
                5.00%, 02/15/11..............  $    963,230
  5,000,000   Freddie Mac, Series 2760, Class
                EA,
                4.50%, 04/15/13..............     5,072,252
                                               ------------
                                                 59,710,418
                                               ------------
              PRIVATE ASSET BACKED: US GOVERNMENT
                AGENCIES -- 0.7%
  5,000,000   Student Loan Marketing
                Association Student Loan
                Trust, Series 2003-4, Class
                A5B,
                3.39%, 03/15/33..............     4,908,075
                                               ------------
              TOTAL US GOVERNMENT AGENCY
                SECURITIES (Cost
                $114,313,527)................   113,329,954
                                               ------------
              FOREIGN GOVERNMENT OBLIGATIONS -- 3.1%
  3,000,000   Hydro Quebec, Series MTNB,
                7.00%, 04/12/05..............     3,034,674
  5,000,000   Hydro Quebec, Series MTNB,
                6.52%, 02/23/06..............     5,188,255
  3,500,000   Province of British Columbia,
                4.63%, 10/03/06..............     3,584,469
  5,000,000   Province of Manitoba,
                4.25%, 11/20/06..............     5,101,150
  4,000,000   Province of Ontario,
                5.50%, 10/01/08..............     4,244,420
                                               ------------
              TOTAL FOREIGN GOVERNMENT
                OBLIGATIONS (Cost
                $21,065,627).................    21,152,968
                                               ------------



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SECURITIES LENDING COLLATERAL -- 3.6%
$24,475,000   Securities Lending Collateral
                Investment (Note 4)
                (Cost $24,475,000)...........  $ 24,475,000
                                               ------------
              TOTAL SECURITIES (Cost
                $717,304,799)................   710,319,325
                                               ------------
              REPURCHASE AGREEMENTS -- 0.1%
    698,287   With Investors Bank and Trust,
                dated 12/31/04, 1.88%, due
                01/03/05, repurchase
                proceeds at maturity $698,397
                (Collateralized by Small
                Business Administration,
                5.13%, due 11/25/15, with a
                value of $733,202) (Cost
                $698,287)....................       698,287
                                               ------------
              Total Investments -- 103.0%
                (Cost $718,003,086)..........   711,017,612
              Liabilities less other
                assets -- (3.0)%.............   (20,423,234)
                                               ------------
              NET ASSETS -- 100.0%...........  $690,594,378
                                               ============



The aggregate cost of securities for federal income tax purposes at December 31, 2004 is $718,003,086.



The following amounts are based on cost for federal income tax purposes:



    Gross unrealized appreciation...........  $ 1,352,114
    Gross unrealized depreciation...........   (8,337,588)
                                              -----------
    Net unrealized depreciation.............  $(6,985,474)
                                              ===========


---------------


See summary of footnotes and abbreviations to portfolios.



                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO



                            PORTFOLIO OF INVESTMENTS



                               DECEMBER 31, 2004



 PRINCIPAL                                        VALUE
 ---------                                    -------------
              US TREASURY SECURITIES -- 67.6%
              US TREASURY NOTES
$53,997,000   1.63%, 01/31/05(d)............  $  54,005,477
  3,615,000   1.50%, 07/31/05...............      3,593,961
  4,575,000   5.63%, 02/15/06...............      4,717,973
  4,760,000   2.00%, 05/15/06...............      4,705,336
  3,135,000   4.63%, 05/15/06...............      3,208,234
  4,315,000   2.38%, 08/15/06(d)............      4,275,393
  2,300,000   6.50%, 10/15/06...............      2,438,541
  2,175,000   3.25%, 08/15/07(d)............      2,178,908
 16,185,000   3.00%, 11/15/07(d)............     16,090,172
  2,325,000   3.00%, 02/15/08...............      2,306,746
  2,855,000   2.63%, 05/15/08...............      2,792,102
  2,300,000   3.13%, 09/15/08...............      2,277,810
  2,500,000   3.13%, 10/15/08...............      2,474,123
  1,700,000   4.75%, 11/15/08...............      1,781,083
  2,142,000   3.38%, 12/15/08...............      2,135,893
  2,000,000   3.25%, 01/15/09...............      1,983,282
  2,250,000   3.00%, 02/15/09...............      2,209,309
  2,545,000   3.13%, 04/15/09...............      2,507,225
 16,237,000   4.00%, 06/15/09...............     16,550,959
  1,995,000   3.38%, 09/15/09...............      1,977,388
  7,494,000   3.50%, 11/15/09(d)............      7,461,221
  4,091,000   5.00%, 02/15/11...............      4,353,241
  6,000,000   4.88%, 02/15/12...............      6,343,596
  5,417,000   3.88%, 02/15/13...............      5,346,330
  3,901,000   4.00%, 02/15/14...............      3,848,430
  2,861,000   4.75%, 05/15/14...............      2,982,369
  2,998,000   4.25%, 08/15/14(d)............      3,005,615
  5,854,000   4.25%, 11/15/14(d)............      5,871,152
                                              -------------
              TOTAL US TREASURY SECURITIES
                (Cost $173,573,532).........    173,421,869
                                              -------------
              US GOVERNMENT AGENCY SECURITIES -- 27.6%
              FANNIE MAE -- 19.3%
  3,514,389   PL# 648688, 6.50%, 07/01/32...      3,708,190
  4,885,582   PL# 777050, 5.00%, 04/01/34...      4,851,353
  6,128,639   PL# 798330, 5.00%, 09/01/34...      6,094,603
 24,589,000   TBA, 5.00%, 01/01/35..........     24,396,911
 10,000,000   TBA, 6.50%, 01/01/35..........     10,487,500
                                              -------------
                                                 49,538,557
                                              -------------
              FREDDIE MAC -- 8.3%
 17,177,000   2.88%, 05/15/07(d)............     17,011,396
  4,350,000   4.50%, 07/15/13...............      4,376,061
                                              -------------
                                                 21,387,457
                                              -------------
              TOTAL US GOVERNMENT AGENCY
                SECURITIES
                (Cost $70,893,203)..........     70,926,014
                                              -------------



 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES -- 16.4%
              PRIVATE ASSET BACKED: AUTOMOBILES/MOTOR
                VEHICLES -- 6.6%
$ 4,418,000   Carmax Auto Owner Trust,
                Series 2004-2, Class A4,
                3.46%, 09/15/11.............  $   4,380,803
  1,651,000   Onyx Acceptance Auto Trust,
                Series 2003-C, Class A4,
                2.66%, 05/17/10.............      1,627,460
  2,409,000   Wells Fargo Financial Auto
                Owner Trust, Series 2004-A,
                Class A4,
                2.67%, 08/16/10.............      2,371,982
  6,489,000   WFS Financial Owner Trust,
                Series 2003-1, Class A4,
                2.74%, 09/20/10.............      6,445,040
  2,204,000   Whole Auto Loan Trust, Series
                2004-1, Class A4,
                3.26%, 03/15/11.............      2,184,066
                                              -------------
                                                 17,009,351
                                              -------------
              PRIVATE ASSET BACKED: CREDIT CARDS -- 2.0%
  5,000,000   Chase Credit Card Master
                Trust, Series 2002-6, Class
                A, Floating Rate,
                2.46%, 01/15/08(c)..........      5,005,257
                                              -------------
              PRIVATE ASSET BACKED: FINANCIAL
                SERVICES -- 1.3%
  1,794,000   Navistar Financial Corp. Owner
                Trust, Series 2004-A, Class
                A4,
                2.59%, 03/15/11.............      1,752,067
  1,465,000   WFS Financial Owner Trust,
                Series 2004-4, Class A4,
                3.44%, 05/17/12.............      1,459,860
                                              -------------
                                                  3,211,927
                                              -------------
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 4.3%
  2,656,000   Chase Funding Mortgage Loan,
                Series 2004-1, Class 1A2,
                2.43%, 06/25/19.............      2,622,674
  4,690,678   Saxon Asset Securities Trust,
                Series 2004-1, Class A,
                Floating Rate,
                2.69%, 03/25/35(c)..........      4,688,734
  3,709,000   Wells Fargo Home Equity Trust,
                Series 2004-2, Class AI3,
                3.97%, 09/25/24.............      3,694,250
                                              -------------
                                                 11,005,658
                                              -------------
              PRIVATE ASSET BACKED: OTHER -- 1.5%
  3,837,000   CNH Equipment Trust, Series
                2003-B, Class A4B,
                3.38%, 02/15/11.............      3,821,424
                                              -------------



                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: UTILITIES -- 0.7%
$ 1,510,000   PSE&G Transition Funding LLC,
                Series 2001-1, Class A8,
                6.89%, 12/15/17.............  $   1,767,980
                                              -------------
              TOTAL CORPORATE BONDS AND
                NOTES
                (Cost $41,979,899)..........     41,821,597
                                              -------------
              SECURITIES LENDING COLLATERAL -- 25.0%
 64,248,067   Securities Lending Collateral
                Investment (Note 4)
                (Cost $64,248,067)..........     64,248,067
                                              -------------
              TOTAL SECURITIES
                (Cost $350,694,701).........    350,417,547
                                              -------------
              REPURCHASE AGREEMENTS -- 2.4%
  6,103,722   With Investors Bank and Trust,
                dated 12/31/04, 1.88%, due
                01/03/05, repurchase
                proceeds at maturity
                $6,104,678 (Collateralized
                by various Small Business
                Administrations,
                5.13% -- 5.25%, due
                11/25/15-04/25/28, with a
                total value of $6,408,908)
                (Cost $6,103,722)...........      6,103,722
                                              -------------
              Total Investments -- 139.0%
                (Cost $356,798,423).........    356,521,269
              Liabilities less other
                assets -- (39.0)%...........   (100,018,618)
                                              -------------
              NET ASSETS -- 100.0%..........  $ 256,502,651
                                              =============



The aggregate cost of securities for federal income tax purposes at December 31, 2004 is $356,911,054.



The following amounts are based on cost for federal income tax purposes:



    Gross unrealized appreciation...........  $ 561,701
    Gross unrealized depreciation...........   (951,486)
                                              ---------
    Net unrealized depreciation.............  $(389,785)
                                              =========


---------------


See summary of footnotes and abbreviations to portfolios.



                       See notes to financial statements.

                              CORE BOND PORTFOLIO



                            PORTFOLIO OF INVESTMENTS



                               DECEMBER 31, 2004



 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US TREASURY SECURITIES -- 27.3%
               US TREASURY BONDS -- 10.4%
$ 13,125,000   10.38%, 11/15/12(d).........  $   15,652,599
  12,395,000   12.00%, 08/15/13(d).........      15,978,903
  14,770,000   8.13%, 08/15/19(d)..........      20,164,521
   8,090,000   8.50%, 02/15/20.............      11,420,176
   4,600,000   6.00%, 02/15/26.............       5,270,777
  16,850,000   6.75%, 08/15/26(d)..........      21,023,020
  21,590,000   6.13%, 11/15/27(d)..........      25,222,366
  11,905,000   5.50%, 08/15/28.............      12,889,032
  41,580,000   5.38%, 02/15/31(d)..........      44,974,633
                                             --------------
                                                172,596,027
                                             --------------
               US TREASURY NOTES -- 16.9%
  50,755,000   2.38%, 08/31/06(d)..........      50,265,315
  43,435,000   2.50%, 09/30/06(d)..........      43,073,621
  64,985,000   2.50%, 10/31/06(d)..........      64,398,640
  31,350,000   2.88%, 11/30/06.............      31,261,844
  71,800,000   3.00%, 11/15/07(d)..........      71,379,323
   8,510,000   3.50%, 11/15/09(d)..........       8,472,777
   9,795,000   3.50%, 12/15/09(d)..........       9,750,619
     645,000   4.25%, 11/15/14(d)..........         646,890
                                             --------------
                                                279,249,029
                                             --------------
               TOTAL US TREASURY SECURITIES
                 (Cost $451,580,634).......     451,845,056
                                             --------------
               US GOVERNMENT AGENCY SECURITIES -- 43.3%
               FANNIE MAE -- 28.2%
   2,760,000   1.75%, 06/16/06.............       2,707,408
  25,850,000   2.71%, 01/30/07.............      25,570,665
  14,090,000   2.35%, 04/05/07.............      13,803,099
   9,405,000   6.00%, 05/15/11.............      10,361,141
  10,060,000   5.50%, 07/18/12.............      10,182,611
     585,531   PL# 252571, 7.00%,
                 07/01/29..................         621,400
      10,102   PL# 252716, 7.00%,
                 09/01/29..................          10,720
       2,194   PL# 253264, 7.00%,
                 05/01/30..................           2,327
       2,450   PL# 253346, 7.50%,
                 06/01/30..................           2,626
      30,682   PL# 253479, 7.00%,
                 10/01/30..................          32,545
      18,552   PL# 253698, 6.00%,
                 02/01/16(e)...............          19,464
      70,130   PL# 253990, 7.00%,
                 09/01/16..................          74,373
      56,987   PL# 254008, 7.00%,
                 10/01/31..................          60,430
     275,605   PL# 254141, 6.00%,
                 01/01/17(e)...............         289,067
     186,834   PL# 254342, 6.00%,
                 06/01/17..................         195,949
     704,331   PL# 254346, 6.50%,
                 06/01/32..................         739,500
     342,534   PL# 254403, 6.00%,
                 08/01/17..................         359,245
     608,486   PL# 254406, 6.50%,
                 08/01/32..................         638,870
      69,384   PL# 254623, 6.00%,
                 01/01/18(e)...............          72,768
     272,962   PL# 254804, 5.50%,
                 06/01/18..................         282,423
      93,855   PL# 255357, 5.50%,
                 08/01/19(e)...............          97,090
     417,118   PL# 255559, 5.50%,
                 12/01/19(e)...............         431,495
       1,962   PL# 259141, 7.50%,
                 12/01/30..................           2,103



 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FANNIE MAE (CONTINUED)
$     10,390   PL# 323250, 6.00%,
                 08/01/13..................  $       10,916
   1,631,909   PL# 323842, 5.50%,
                 07/01/14..................       1,691,700
     102,846   PL# 323967, 7.00%,
                 10/01/29..................         109,146
      48,471   PL# 357513, 5.50%,
                 02/01/34(e)...............          49,252
     434,018   PL# 357605, 6.50%,
                 08/01/34..................         455,439
      10,139   PL# 492742, 7.00%,
                 05/01/29..................          10,761
       7,586   PL# 503916, 7.50%,
                 06/01/29..................           8,134
       5,807   PL# 508415, 7.00%,
                 08/01/29..................           6,162
      28,899   PL# 515946, 7.00%,
                 10/01/29..................          30,670
         597   PL# 524164, 7.00%,
                 11/01/29..................             634
     120,062   PL# 524657, 7.00%,
                 01/01/30..................         127,353
      78,967   PL# 526053, 7.00%,
                 12/01/29..................          83,804
       1,408   PL# 527717, 7.50%,
                 01/01/30..................           1,510
       9,164   PL# 528107, 7.00%,
                 02/01/30..................           9,725
       3,017   PL# 531092, 7.50%,
                 10/01/29..................           3,234
      31,264   PL# 531497, 7.00%,
                 02/01/30..................          33,163
      22,751   PL# 531735, 7.00%,
                 02/01/30..................          24,133
       3,161   PL# 533841, 7.50%,
                 12/01/30..................           3,388
      49,255   PL# 535030, 7.00%,
                 12/01/29..................          52,272
      70,070   PL# 535103, 7.00%,
                 01/01/15..................          74,311
      19,972   PL# 535159, 7.00%,
                 02/01/30..................          21,196
      86,215   PL# 535195, 7.00%,
                 03/01/30..................          91,496
      33,726   PL# 535277, 7.00%,
                 04/01/30..................          35,792
     923,622   PL# 535675, 7.00%,
                 01/01/16..................         979,554
       2,057   PL# 535722, 7.00%,
                 02/01/31..................           2,182
      14,089   PL# 535723, 7.00%,
                 02/01/31..................          14,945
       3,160   PL# 535811, 6.50%,
                 04/01/31..................           3,318
     232,237   PL# 535880, 7.00%,
                 02/01/31..................         246,363
         753   PL# 538314, 7.50%,
                 05/01/30..................             807
       3,306   PL# 540211, 7.50%,
                 06/01/30..................           3,543
       6,143   PL# 542999, 7.50%,
                 08/01/30..................           6,585
     221,036   PL# 545194, 7.00%,
                 08/01/31..................         234,389
      77,639   PL# 545477, 7.00%,
                 03/01/32..................          82,327
     476,562   PL# 545759, 6.50%,
                 07/01/32..................         500,357
   1,797,001   PL# 545760, 6.50%,
                 07/01/32..................       1,886,729
     358,202   PL# 545762, 6.50%,
                 07/01/32..................         376,088
     478,693   PL# 545814, 6.50%,
                 08/01/32..................         502,595
      74,222   PL# 545815, 7.00%,
                 07/01/32..................          78,705
     582,882   PL# 545967, 5.50%,
                 10/01/17(e)...............         603,231
      70,650   PL# 548822, 7.00%,
                 08/01/30..................          74,941
      58,763   PL# 549659, 7.00%,
                 02/01/16..................          62,318
      31,835   PL# 549962, 7.00%,
                 10/01/30..................          33,768
      55,213   PL# 549975, 7.00%,
                 10/01/30..................          58,566
      24,347   PL# 550440, 7.00%,
                 02/01/16..................          25,820
       1,701   PL# 550544, 7.50%,
                 09/01/30..................           1,824
       8,069   PL# 552603, 7.00%,
                 10/01/30..................           8,559
      90,012   PL# 554493, 7.00%,
                 10/01/30..................          95,479



                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FANNIE MAE (CONTINUED)
$    458,205   PL# 555114, 5.50%,
                 12/01/17(e)...............  $      474,201
      70,469   PL# 555144, 7.00%,
                 10/01/32..................          74,737
     505,386   PL# 555229, 6.00%,
                 10/01/17(e)...............         530,070
     866,866   PL# 555254, 6.50%,
                 01/01/33..................         910,285
     486,931   PL# 555798, 6.50%,
                 05/01/33..................         511,320
     721,388   PL# 555878, 6.00%,
                 03/01/18..................         756,622
     424,522   PL# 555919, 5.50%,
                 10/01/18(e)...............         439,236
       2,531   PL# 558362, 7.50%,
                 11/01/30..................           2,713
         851   PL# 558519, 7.50%,
                 11/01/30..................             912
      11,713   PL# 559277, 7.00%,
                 10/01/30..................          12,424
      68,563   PL# 559313, 7.00%,
                 12/01/30..................          72,727
       4,164   PL# 559741, 7.50%,
                 01/01/31..................           4,463
      34,750   PL# 560384, 7.00%,
                 11/01/30..................          36,860
       1,502   PL# 560596, 7.50%,
                 01/01/31..................           1,610
       4,521   PL# 561678, 7.50%,
                 12/01/30..................           4,845
       2,619   PL# 564080, 7.50%,
                 12/01/30..................           2,807
      41,890   PL# 564183, 7.00%,
                 12/01/30..................          44,434
       3,341   PL# 564529, 7.50%,
                 12/01/30..................           3,580
      23,139   PL# 566658, 7.00%,
                 02/01/31..................          24,537
      71,555   PL# 574885, 6.00%,
                 05/01/16..................          75,050
       6,593   PL# 575285, 7.50%,
                 03/01/31..................           7,066
      61,777   PL# 575515, 6.00%,
                 06/01/17..................          64,791
      15,720   PL# 577525, 6.00%,
                 05/01/16(e)...............          16,488
      16,466   PL# 579161, 6.50%,
                 04/01/31..................          17,291
     226,872   PL# 579224, 6.00%,
                 04/01/16..................         237,953
     565,014   PL# 580055, 5.50%,
                 07/01/16..................         585,049
      46,534   PL# 580179, 7.00%,
                 10/01/16..................          49,350
       2,966   PL# 580377, 7.50%,
                 04/01/31..................           3,179
      31,650   PL# 584811, 7.00%,
                 05/01/31..................          33,562
     284,335   PL# 585248, 7.00%,
                 06/01/31..................         301,602
      67,509   PL# 589395, 6.00%,
                 07/01/16..................          70,806
       7,379   PL# 589405, 7.50%,
                 06/01/31..................           7,909
      23,297   PL# 589893, 7.00%,
                 06/01/31..................          24,705
       4,816   PL# 592129, 7.50%,
                 06/01/31..................           5,161
      12,668   PL# 596895, 6.50%,
                 07/01/31..................          13,303
     172,753   PL# 596922, 6.00%,
                 08/01/16..................         181,190
      37,646   PL# 598125, 7.00%,
                 09/01/16..................          39,924
     512,823   PL# 598422, 5.50%,
                 01/01/17(e)...............         531,008
      68,384   PL# 600259, 6.00%,
                 08/01/16..................          71,724
     507,442   PL# 601426, 6.00%,
                 11/01/16(e)...............         532,227
     604,432   PL# 602050, 6.00%,
                 09/01/16..................         633,954
      16,653   PL# 606551, 6.50%,
                 10/01/31..................          17,487
       8,064   PL# 606600, 7.00%,
                 10/01/31..................           8,552
      83,153   PL# 607386, 5.50%,
                 11/01/16(e)...............          86,101
     262,220   PL# 609539, 6.00%,
                 10/01/16(e)...............         275,027
      26,412   PL# 610128, 7.00%,
                 10/01/31..................          28,008
     302,925   PL# 610579, 5.50%,
                 12/01/16(e)...............         313,667



 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FANNIE MAE (CONTINUED)
$     73,986   PL# 610599, 5.50%,
                 02/01/17(e)...............  $       76,569
     633,730   PL# 610759, 6.00%,
                 11/01/16(e)...............         664,683
      66,691   PL# 610987, 6.00%,
                 10/01/16(e)...............          69,948
      51,127   PL# 611323, 7.00%,
                 10/01/16..................          54,220
      33,330   PL# 611695, 5.50%,
                 12/01/16(e)...............          34,512
     274,213   PL# 614934, 6.00%,
                 12/01/16(e)...............         287,606
     495,990   PL# 616908, 6.00%,
                 12/01/16..................         520,215
   3,254,645   PL# 619054, 5.50%,
                 02/01/17..................       3,368,266
      91,519   PL# 621656, 6.00%,
                 01/01/17(e)...............          95,984
      11,730   PL# 622119, 6.50%,
                 01/01/32..................          12,318
     365,670   PL# 624035, 6.50%,
                 01/01/32..................         385,257
     487,177   PL# 625942, 5.50%,
                 03/01/17..................         504,185
      18,224   PL# 629236, 6.50%,
                 02/01/32..................          19,134
      91,239   PL# 629603, 5.50%,
                 02/01/17..................          94,474
      65,966   PL# 630312, 6.00%,
                 03/01/17..................          69,184
     464,744   PL# 630962, 6.50%,
                 02/01/32..................         487,950
     633,469   PL# 631068, 6.00%,
                 03/01/17..................         664,373
     648,480   PL# 631287, 6.00%,
                 03/01/17(e)...............         680,117
   1,140,321   PL# 631321, 5.50%,
                 02/01/17..................       1,180,130
   3,000,000   PL# 631323, 5.50%,
                 02/01/17..................       3,104,731
      96,809   PL# 631606, 5.50%,
                 03/01/17..................         100,188
     117,403   PL# 632269, 7.00%,
                 05/01/32..................         124,496
      15,889   PL# 634563, 6.50%,
                 03/01/32..................          16,682
     169,583   PL# 634949, 7.00%,
                 05/01/32..................         179,824
     173,116   PL# 634985, 6.00%,
                 04/01/17..................         181,561
     329,957   PL# 635014, 6.50%,
                 06/01/32..................         346,433
     603,974   PL# 635164, 6.50%,
                 08/01/32..................         634,132
   2,000,000   PL# 636691, 5.50%,
                 05/01/17..................       2,070,920
       7,313   PL# 637270, 6.50%,
                 05/01/32..................           7,678
     641,283   PL# 641795, 6.00%,
                 04/01/17..................         672,568
     184,890   PL# 642325, 6.00%,
                 05/01/17..................         193,909
      51,804   PL# 644646, 6.00%,
                 04/01/17..................          54,331
      60,430   PL# 644743, 6.00%,
                 05/01/17..................          63,378
       8,204   PL# 644932, 6.50%,
                 07/01/32..................           8,614
     581,284   PL# 646396, 5.50%,
                 08/01/17..................         601,577
       9,606   PL# 647556, 7.00%,
                 01/01/30..................          10,194
     939,122   PL# 648795, 6.50%,
                 08/01/32..................         986,015
      59,569   PL# 649170, 6.00%,
                 07/01/17..................          62,475
     257,405   PL# 650206, 5.50%,
                 01/01/18(e)...............         266,392
     109,413   PL# 650291, 6.50%,
                 07/01/32..................         114,876
      22,348   PL# 650872, 7.00%,
                 07/01/32..................          23,697
     248,715   PL# 650891, 6.50%,
                 07/01/32..................         261,134
     665,289   PL# 650946, 6.50%,
                 07/01/32..................         698,508
     460,792   PL# 651649, 6.50%,
                 08/01/32..................         483,801
   1,851,181   PL# 652127, 6.50%,
                 06/01/32..................       1,943,615
      94,618   PL# 653071, 6.50%,
                 07/01/32..................          99,343
   2,000,000   PL# 660089, 5.50%,
                 09/01/17(e)...............       2,069,821



                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FANNIE MAE (CONTINUED)
$    354,654   PL# 662405, 5.50%,
                 12/01/17(e)...............  $      367,035
     627,099   PL# 662965, 6.50%,
                 09/01/32..................         658,411
       9,717   PL# 663353, 6.50%,
                 09/01/32..................          10,202
      61,925   PL# 664188, 5.50%,
                 09/01/17..................          64,086
     112,994   PL# 664194, 5.50%,
                 09/01/17..................         116,938
     965,783   PL# 670402, 6.50%,
                 06/01/32..................       1,014,007
     325,331   PL# 671046, 6.50%,
                 01/01/33..................         341,576
   2,000,000   PL# 671487, 5.50%,
                 11/01/17(e)...............       2,069,821
     255,614   PL# 673079, 6.50%,
                 11/01/32..................         268,377
     321,040   PL# 675314, 5.50%,
                 12/01/17(e)...............         332,247
      57,487   PL# 675394, 5.50%,
                 02/01/18(e)...............          59,479
     599,413   PL# 676800, 5.50%,
                 01/01/18(e)...............         620,339
     410,515   PL# 677516, 5.50%,
                 01/01/18(e)...............         424,744
     289,047   PL# 679430, 5.50%,
                 01/01/18(e)...............         299,138
     199,980   PL# 681291, 5.50%,
                 02/01/18(e)...............         206,962
      98,187   PL# 681390, 5.50%,
                 02/01/18..................         101,615
     622,620   PL# 683199, 5.50%,
                 02/01/18(e)...............         644,201
     460,554   PL# 684130, 5.50%,
                 01/01/18(e)...............         476,632
   1,328,488   PL# 687929, 5.50%,
                 02/01/18..................       1,374,535
     223,488   PL# 688000, 5.50%,
                 03/01/18..................         231,235
      46,386   PL# 688312, 5.50%,
                 03/01/18..................          47,993
     637,642   PL# 688785, 6.00%,
                 02/01/18..................         668,750
     331,604   PL# 692252, 6.50%,
                 03/01/33..................         347,966
   1,262,464   PL# 694200, 4.50%,
                 05/01/18(e)...............       1,263,101
       8,905   PL# 694372, 6.50%,
                 11/01/32..................           9,350
     151,914   PL# 695925, 5.50%,
                 05/01/18..................         157,179
     706,020   PL# 698481, 6.00%,
                 02/01/18..................         740,463
     353,944   PL# 698853, 5.50%,
                 03/01/18(e)...............         366,300
   2,377,080   PL# 701161, 4.50%,
                 04/01/18(e)...............       2,375,609
      63,296   PL# 704387, 5.50%,
                 05/01/18..................          65,490
   3,229,708   PL# 705651, 5.50%,
                 06/01/18..................       3,341,655
     374,742   PL# 711115, 6.50%,
                 09/01/33..................         393,232
     294,965   PL# 711582, 5.50%,
                 04/01/18..................         305,424
     747,479   PL# 711636, 4.50%,
                 05/01/18(e)...............         747,016
   3,471,077   PL# 720317, 5.00%,
                 07/01/18..................       3,531,038
      47,264   PL# 721897, 5.50%,
                 05/01/18..................          48,913
      68,427   PL# 725135, 6.00%,
                 05/01/18..................          71,769
  32,794,559   PL# 725232, 5.00%,
                 03/01/34(e)...............      32,612,433
      21,331   PL# 725269, 5.50%,
                 03/01/19..................          22,076
     171,552   PL# 725272, 6.00%,
                 01/01/19(e)...............         179,930
     489,093   PL# 725407, 6.50%,
                 01/01/34..................         513,590
     695,279   PL# 725418, 6.50%,
                 05/01/34..................         730,103
  11,931,501   PL# 725603, 5.50%,
                 07/01/19..................      12,345,067
     167,455   PL# 725747, 6.00%,
                 08/01/19..................         175,634
     925,344   PL# 726747, 4.50%,
                 03/01/19(e)...............         923,269
   3,615,889   PL# 729739, 4.00%,
                 08/01/18..................       3,537,673
   3,100,437   PL# 730823, 4.00%,
                 08/01/18..................       3,033,371



 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FANNIE MAE (CONTINUED)
$    884,517   PL# 731682, 4.50%,
                 03/01/19(e)...............  $      882,533
     265,125   PL# 738632, 5.00%,
                 11/01/18..................         269,705
     394,235   PL# 739284, 5.50%,
                 09/01/18..................         407,900
   4,000,000   PL# 739339, 5.50%,
                 09/01/18..................       4,138,647
      45,273   PL# 739417, 5.50%,
                 10/01/18..................          46,842
     526,122   PL# 740512, 5.50%,
                 10/01/18(e)...............         544,358
      57,131   PL# 741793, 5.50%,
                 10/01/18(e)...............          59,111
      94,491   PL# 744728, 4.00%,
                 10/01/18..................          92,447
      55,090   PL# 747773, 5.50%,
                 10/01/18(e)...............          57,000
     418,716   PL# 747827, 5.50%,
                 11/01/18(e)...............         433,229
     445,205   PL# 747880, 5.50%,
                 12/01/18(e)...............         460,637
     806,730   PL# 748257, 4.50%,
                 10/01/18(e)...............         806,231
      17,295   PL# 748655, 6.50%,
                 09/01/33..................          18,148
     255,990   PL# 748917, 5.50%,
                 12/01/18(e)...............         264,863
      70,133   PL# 750045, 5.50%,
                 12/01/18(e)...............          72,564
     183,159   PL# 750057, 5.50%,
                 01/01/19(e)...............         189,508
     270,726   PL# 753961, 5.50%,
                 12/01/18(e)...............         280,110
     361,842   PL# 755813, 6.50%,
                 11/01/33..................         379,696
   4,883,058   PL# 757687, 5.50%,
                 07/01/34(e)...............       4,961,768
     825,037   PL# 759773, 5.50%,
                 05/01/18(e)...............         853,839
   2,065,297   PL# 761173, 4.50%,
                 04/01/19(e)...............       2,060,665
   4,670,627   PL# 761175, 4.50%,
                 04/01/19(e)...............       4,660,152
     328,088   PL# 761256, 5.50%,
                 01/01/19(e)...............         339,460
      24,280   PL# 761758, 5.50%,
                 01/01/19(e)...............          25,122
      61,520   PL# 761808, 5.50%,
                 05/01/18..................          63,667
      39,633   PL# 762307, 6.00%,
                 06/01/17..................          41,618
     176,448   PL# 763249, 5.50%,
                 02/01/34(e)...............         179,292
     327,855   PL# 764221, 5.50%,
                 05/01/34(e)...............         333,139
     951,739   PL# 764800, 4.50%,
                 04/01/19(e)...............         949,605
     821,006   PL# 766312, 5.50%,
                 03/01/19..................         849,303
     880,714   PL# 766419, 4.50%,
                 03/01/19(e)...............         878,739
     452,891   PL# 766823, 6.50%,
                 02/01/34..................         475,243
     933,552   PL# 767073, 4.50%,
                 04/01/19(e)...............         931,459
      95,578   PL# 767075, 4.50%,
                 04/01/19(e)...............          95,364
     248,618   PL# 767172, 5.50%,
                 01/01/34(e)...............         252,694
     130,514   PL# 767392, 5.50%,
                 04/01/34(e)...............         132,618
   1,147,456   PL# 767395, 5.50%,
                 04/01/34(e)...............       1,165,952
     523,236   PL# 768306, 6.00%,
                 12/01/18..................         548,736
     426,349   PL# 768313, 5.50%,
                 01/01/19..................         441,127
     534,717   PL# 768317, 5.50%,
                 01/01/19..................         553,251
   1,133,212   PL# 768528, 5.50%,
                 05/01/34(e)...............       1,151,479
     964,871   PL# 769006, 4.50%,
                 03/01/19(e)...............         962,707
     768,258   PL# 770410, 5.50%,
                 04/01/34(e)...............         780,642
   1,763,552   PL# 772651, 5.50%,
                 03/01/34(e)...............       1,791,978
   1,169,842   PL# 772664, 5.50%,
                 03/01/34(e)...............       1,188,699
   1,171,719   PL# 772805, 5.50%,
                 04/01/34(e)...............       1,190,606
     475,215   PL# 773066, 5.50%,
                 03/01/34(e)...............         482,875



                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FANNIE MAE (CONTINUED)
$    305,705   PL# 773072, 5.50%,
                 04/01/34(e)...............  $      310,632
   1,797,216   PL# 773073, 5.50%,
                 04/01/34(e)...............       1,826,186
     637,064   PL# 773488, 5.50%,
                 08/01/19..................         659,022
     723,122   PL# 773532, 4.50%,
                 04/01/19(e)...............         721,500
   1,649,536   PL# 773571, 5.50%,
                 05/01/34(e)...............       1,676,124
      72,785   PL# 773588, 5.50%,
                 07/01/34(e)...............          73,958
     459,732   PL# 773777, 5.50%,
                 04/01/34(e)...............         467,143
      88,801   PL# 773911, 5.50%,
                 04/01/34(e)...............          90,257
     929,099   PL# 774258, 4.50%,
                 03/01/19(e)...............         927,016
     397,138   PL# 774338, 6.50%,
                 02/01/34..................         416,733
     911,173   PL# 775316, 4.50%,
                 05/01/19(e)...............         909,130
     533,420   PL# 775341, 6.00%,
                 05/01/19..................         559,473
   1,161,938   PL# 775525, 5.50%,
                 05/01/34(e)...............       1,180,667
     484,556   PL# 775794, 5.50%,
                 05/01/34(e)...............         492,367
     459,897   PL# 776233, 5.50%,
                 04/01/34(e)...............         467,310
     447,388   PL# 776440, 5.50%,
                 07/01/34(e)...............         454,600
     792,065   PL# 776715, 5.50%,
                 05/01/34(e)...............         804,832
   8,319,457   PL# 776983, 5.50%,
                 04/01/34(e)...............       8,453,558
      92,493   PL# 777251, 4.50%,
                 04/01/19(e)...............          92,285
     174,431   PL# 777263, 5.50%,
                 08/01/19(e)...............         180,443
      96,056   PL# 777481, 5.50%,
                 06/01/34(e)...............          97,605
     976,924   PL# 777677, 5.50%,
                 05/01/34(e)...............         992,671
      99,658   PL# 777754, 5.50%,
                 05/01/34(e)...............         101,264
     188,057   PL# 778219, 5.50%,
                 05/01/34(e)...............         191,088
      71,755   PL# 778287, 5.50%,
                 05/01/34(e)...............          72,911
      99,903   PL# 778619, 5.50%,
                 06/01/34(e)...............         101,513
   1,161,664   PL# 779135, 5.50%,
                 06/01/34(e)...............       1,180,389
     154,771   PL# 779520, 5.50%,
                 06/01/34(e)...............         157,266
     479,727   PL# 780211, 5.50%,
                 05/01/34(e)...............         487,460
     777,562   PL# 780698, 6.00%,
                 04/01/19..................         815,540
   1,111,818   PL# 780901, 5.50%,
                 05/01/34(e)...............       1,129,739
     430,818   PL# 782122, 5.50%,
                 07/01/34(e)...............         437,762
      74,678   PL# 782571, 5.50%,
                 06/01/34(e)...............          75,882
     319,175   PL# 782618, 5.50%,
                 07/01/34(e)...............         324,320
      99,453   PL# 782707, 5.50%,
                 07/01/34(e)...............         101,056
     454,335   PL# 782974, 5.50%,
                 06/01/34(e)...............         461,658
      86,844   PL# 783017, 5.50%,
                 06/01/34(e)...............          88,244
     103,947   PL# 783667, 5.50%,
                 06/01/34(e)...............         105,623
   1,146,270   PL# 783813, 5.50%,
                 07/01/34(e)...............       1,164,747
   1,795,962   PL# 783824, 5.50%,
                 07/01/34(e)...............       1,824,911
   3,165,109   PL# 784017, 5.50%,
                 06/01/19..................       3,274,200
   1,543,918   PL# 785226, 5.50%,
                 07/01/34(e)...............       1,568,804
   1,235,153   PL# 786148, 5.50%,
                 07/01/34(e)...............       1,255,063
     876,268   PL# 787817, 5.50%,
                 07/01/34(e)...............         890,392
     331,387   PL# 789053, 5.50%,
                 07/01/34(e)...............         336,729
   1,136,820   PL# 789432, 5.50%,
                 07/01/19..................       1,176,002
     498,070   PL# 789545, 5.50%,
                 07/01/34(e)...............         506,099



 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FANNIE MAE (CONTINUED)
$     53,054   PL# 789632, 5.50%,
                 08/01/19..................  $       54,882
     306,026   PL# 789634, 5.50%,
                 08/01/19..................         316,574
     315,797   PL# 789873, 6.50%,
                 09/01/34..................         331,383
   1,175,068   PL# 790929, 6.50%,
                 09/01/34..................       1,233,063
     858,700   PL# 793193, 5.50%,
                 07/01/19..................         888,296
     633,615   PL# 793680, 6.50%,
                 09/01/34..................         664,887
     535,658   PL# 794206, 5.50%,
                 08/01/19..................         554,120
   3,323,477   PL# 795118, 5.50%,
                 10/01/19(e)...............       3,438,027
     541,458   PL# 798175, 6.50%,
                 09/01/34..................         568,182
   6,999,999   PL# 800272, 5.50%,
                 12/01/19(e)...............       7,241,268
   7,600,000   TBA, 4.00%, 01/01/20........       7,419,500
  13,100,000   TBA, 4.50%, 01/01/20........      13,059,063
  32,900,000   TBA, 5.00%, 01/01/20........      33,424,361
  10,175,000   TBA, 4.56%, 12/01/34........      10,251,313
   7,500,000   TBA, 4.50%, 01/01/35........       7,249,215
  39,700,000   TBA, 5.00%, 01/01/35........      39,389,865
     600,000   TBA, 5.50%, 01/01/35........         609,187
  44,600,000   TBA, 6.00%, 01/01/35........      46,119,166
  29,300,000   TBA, 6.50%, 01/01/35........      30,728,375
                                             --------------
                                                467,369,241
                                             --------------
               FREDDIE MAC -- 2.4%
   5,350,000   3.50%, 04/01/08.............       5,323,651
  13,080,000   3.88%, 11/10/08.............      13,108,658
   7,140,000   3.88%, 01/12/09.............       7,117,102
   1,560,000   4.75%, 12/08/10.............       1,568,235
  12,080,000   4.13%, 02/24/11(d)..........      11,909,757
                                             --------------
                                                 39,027,403
                                             --------------
               FREDDIE MAC GOLD -- 6.0%
  11,345,000   4.50%, 12/16/10.............      11,348,823
   1,565,000   6.00%, 06/15/11.............       1,727,500
      51,300   6.00%, 02/01/13.............          53,828
     933,491   PL# A10807, 5.50%,
                 07/01/33(e)...............         949,480
     217,967   PL# A12350, 5.50%,
                 08/01/33(e)...............         221,700
     129,597   PL# A12533, 5.50%,
                 08/01/33(e)...............         131,817
     350,635   PL# A12800, 5.50%,
                 08/01/33(e)...............         356,641
     678,861   PL# A13289, 5.50%,
                 09/01/33(e)...............         690,489
     135,512   PL# A13331, 5.50%,
                 09/01/33(e)...............         137,833
   7,714,000   PL# A13669, 5.50%,
                 09/01/33(e)...............       7,846,128
     269,926   PL# A16148, 6.00%,
                 11/01/33(e)...............         279,044



                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FREDDIE MAC GOLD (CONTINUED)
$  1,095,356   PL# A16728, 5.50%,
                 12/01/33(e)...............  $    1,114,117
     188,473   PL# B14156, 4.00%,
                 05/01/19..................         184,454
   1,860,474   PL# C01271, 6.50%,
                 12/01/31..................       1,954,622
   4,479,185   PL# C01623, 5.50%,
                 09/01/33(e)...............       4,555,906
   5,520,592   PL# C57150, 6.00%,
                 05/01/31(e)...............       5,712,437
       8,301   PL# C67653, 7.00%,
                 06/01/32..................           8,801
     147,166   PL# C67868, 7.00%,
                 06/01/32..................         156,019
      35,213   PL# C67999, 7.00%,
                 06/01/32..................          37,332
     232,027   PL# C68001, 7.00%,
                 06/01/32..................         245,985
     274,090   PL# C90229, 7.00%,
                 08/01/18..................         292,370
      56,378   PL# E00418, 6.00%,
                 02/01/11..................          59,170
      38,623   PL# E00570, 6.00%,
                 09/01/13..................          40,526
     839,958   PL# E00592, 6.00%,
                 12/01/13..................         881,357
      39,877   PL# E00720, 6.00%,
                 07/01/14..................          41,827
      37,640   PL# E01007, 6.00%,
                 08/01/16..................          39,438
     123,241   PL# E01095, 6.00%,
                 01/01/17..................         129,126
   3,813,835   PL# E01638, 4.00%,
                 04/01/19..................       3,732,510
      38,799   PL# E63016, 6.00%,
                 03/01/11..................          40,725
      62,476   PL# E73319, 6.00%,
                 11/01/13..................          65,555
      61,720   PL# E73769, 6.00%,
                 12/01/13..................          64,762
      51,669   PL# E75990, 6.00%,
                 04/01/14..................          54,238
      46,576   PL# E76341, 6.00%,
                 04/01/14..................          48,852
      80,505   PL# E76730, 6.00%,
                 05/01/14..................          84,440
      65,762   PL# E76731, 6.00%,
                 05/01/14..................          68,976
      52,828   PL# E78995, 6.00%,
                 11/01/14..................          55,410
     419,078   PL# E84191, 6.00%,
                 07/01/16..................         439,092
       7,502   PL# E84758, 5.50%,
                 07/01/16..................           7,763
      39,321   PL# E85885, 6.00%,
                 11/01/16..................          41,199
     455,440   PL# E86502, 5.50%,
                 12/01/16..................         471,294
       8,678   PL# E86565, 5.50%,
                 12/01/16..................           8,981
     351,768   PL# E87961, 6.00%,
                 02/01/17..................         368,568
     792,230   PL# E88001, 6.00%,
                 02/01/17..................         830,080
      85,551   PL# E88452, 6.00%,
                 03/01/17..................          89,638
     500,754   PL# E88749, 6.00%,
                 03/01/17..................         524,668
     976,911   PL# E88789, 6.00%,
                 04/01/17..................       1,023,584
     244,127   PL# E88979, 5.50%,
                 04/01/17..................         252,535
     610,169   PL# E89282, 6.00%,
                 04/01/17..................         639,320
   1,163,352   PL# E89336, 6.00%,
                 05/01/17..................       1,218,932
      40,034   PL# E89653, 6.00%,
                 04/01/17..................          41,946
     735,400   PL# E89913, 6.00%,
                 05/01/17..................         770,535
   1,399,218   PL# E91644, 5.50%,
                 10/01/17..................       1,447,412
     363,125   PL# E91754, 5.50%,
                 10/01/17..................         375,633
     585,969   PL# E91774, 5.50%,
                 10/01/17..................         606,152
     249,876   PL# E91968, 5.50%,
                 10/01/17..................         258,483
     525,565   PL# E92113, 5.50%,
                 10/01/17..................         543,668



 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FREDDIE MAC GOLD (CONTINUED)
$    136,767   PL# E93402, 6.00%,
                 09/01/12..................  $      143,561
   2,994,979   PL# G01391, 7.00%,
                 04/01/32..................       3,176,136
      76,483   PL# G10558, 6.00%,
                 07/01/11..................          80,280
     764,556   PL# G10937, 6.00%,
                 04/01/14..................         802,429
      31,279   PL# G11111, 6.00%,
                 04/01/16..................          32,780
   4,838,679   PL# M80813, 4.00%,
                 04/01/10..................       4,820,680
   4,000,000   TBA, 4.50%, 01/01/20........       3,986,248
   3,800,000   TBA, 5.50%, 01/01/20........       3,924,686
     600,000   TBA, 5.50%, 01/01/35........         609,563
  18,000,000   TBA, 6.00%, 01/01/35........      18,596,249
  10,500,000   TBA, 5.00%, 01/01/35........      10,427,813
                                             --------------
                                                 99,972,146
                                             --------------
               GOVERNMENT NATIONAL MORTGAGE
                 ASSOCIATION -- 3.5%
     271,962   PL# 3173, 6.50%, 12/20/31...         286,026
     196,206   PL# 421352, 6.00%,
                 11/15/33..................         203,542
       3,574   PL# 434615, 7.00%,
                 11/15/29..................           3,803
     397,458   PL# 435071, 7.00%,
                 03/15/31..................         422,576
      97,725   PL# 462559, 7.00%,
                 02/15/28..................         104,062
      41,580   PL# 493966, 7.00%,
                 06/15/29..................          44,242
     105,592   PL# 494742, 7.00%,
                 04/15/29..................         112,352
     712,889   PL# 502998, 5.50%,
                 02/15/29..................         730,406
       2,936   PL# 530260, 7.00%,
                 02/15/31..................           3,121
     240,098   PL# 531025, 6.00%,
                 04/15/32..................         249,210
       2,137   PL# 538271, 7.00%,
                 11/15/31..................           2,272
     152,494   PL# 538312, 6.00%,
                 02/15/32..................         158,281
     386,061   PL# 543989, 7.00%,
                 03/15/31..................         410,459
       2,372   PL# 547545, 7.00%,
                 04/15/31..................           2,522
     766,876   PL# 550985, 7.00%,
                 10/15/31..................         815,339
         947   PL# 551549, 7.00%,
                 07/15/31..................           1,007
      84,131   PL# 552413, 7.00%,
                 02/15/32..................          89,441
   2,699,881   PL# 552942, 5.50%,
                 12/15/32(e)...............       2,762,995
     194,123   PL# 554808, 6.00%,
                 05/15/31..................         201,593
     170,721   PL# 555360, 6.00%,
                 06/15/31..................         177,290
     166,024   PL# 555733, 6.00%,
                 03/15/32..................         172,325
       2,222   PL# 557664, 7.00%,
                 08/15/31..................           2,362
     337,379   PL# 557678, 7.00%,
                 08/15/31..................         358,700
       6,548   PL# 561050, 7.00%,
                 05/15/31..................           6,962
       2,099   PL# 561996, 7.00%,
                 07/15/31..................           2,232
      27,309   PL# 563346, 7.00%,
                 09/15/31..................          29,035
     175,207   PL# 563599, 7.00%,
                 06/15/32..................         186,266
     258,413   PL# 564086, 7.00%,
                 07/15/31..................         274,743
      57,498   PL# 564300, 6.00%,
                 08/15/31..................          59,710
      18,731   PL# 564706, 7.00%,
                 07/15/31..................          19,915
     149,242   PL# 565808, 6.00%,
                 11/15/31..................         154,985
     273,643   PL# 567622, 6.00%,
                 04/15/32..................         284,028
     152,054   PL# 567668, 6.00%,
                 05/15/32..................         157,824



                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                 (CONTINUED)
$    176,625   PL# 569567, 7.00%,
                 01/15/32..................  $      187,773
     149,254   PL# 570517, 6.00%,
                 01/15/32..................         154,918
     121,111   PL# 572821, 6.00%,
                 12/15/31..................         125,771
     148,614   PL# 574873, 6.00%,
                 12/15/31..................         154,332
     138,989   PL# 575906, 6.00%,
                 01/15/32..................         144,263
      82,343   PL# 576323, 6.00%,
                 12/15/31..................          85,511
       2,648   PL# 579377, 7.00%,
                 04/15/32..................           2,816
     525,127   PL# 581015, 7.00%,
                 02/15/32..................         558,270
     166,418   PL# 581070, 6.00%,
                 02/15/32..................         172,734
      78,985   PL# 581084, 7.00%,
                 02/15/32..................          83,970
     200,439   PL# 582956, 7.00%,
                 02/15/32..................         213,089
     358,271   PL# 585210, 6.00%,
                 03/15/33..................         371,666
     561,593   PL# 587122, 7.00%,
                 06/15/32..................         597,037
     146,049   PL# 587390, 6.00%,
                 11/15/32..................         151,591
      58,899   PL# 587494, 7.00%,
                 06/15/32..................          62,616
       1,612   PL# 589696, 7.00%,
                 05/15/32..................           1,714
     209,018   PL# 592030, 6.00%,
                 02/15/32..................         216,950
      13,662   PL# 593823, 6.00%,
                 10/15/32..................          14,180
     251,115   PL# 596818, 6.00%,
                 12/15/32..................         260,645
     447,817   PL# 598205, 6.00%,
                 05/15/33..................         464,560
     220,045   PL# 598459, 6.00%,
                 11/15/32..................         228,396
     132,440   PL# 603498, 6.00%,
                 03/15/33..................         137,392
     202,350   PL# 611085, 6.00%,
                 05/15/33..................         209,916
     294,940   PL# 615382, 6.00%,
                 07/15/33..................         305,968
   4,918,032   PL# 618874, 5.50%,
                 08/15/33..................       5,029,271
     857,686   PL# 625651, 5.50%,
                 01/15/34(e)...............         876,699
      33,671   PL# 780802, 6.50%,
                 05/15/28..................          35,532
      64,360   PL# 781113, 7.00%,
                 11/15/29..................          68,481
     314,273   PL# 781148, 6.00%,
                 07/15/29..................         326,977
     186,765   PL# 781276, 6.50%,
                 04/15/31..................         196,895
      58,920   PL# 781287, 7.00%,
                 05/15/31..................          62,655
      96,076   PL# 781324, 7.00%,
                 07/15/31..................         102,152
     508,425   PL# 781328, 7.00%,
                 09/15/31..................         540,692
     286,888   PL# 781330, 6.00%,
                 09/15/31..................         298,388
     100,010   PL# 781496, 6.50%,
                 09/15/32..................         105,402
     157,682   PL# 781548, 7.00%,
                 11/15/32..................         167,651
     257,850   PL# 781566, 6.00%,
                 02/15/33..................         267,635
      90,165   PL# 781584, 7.00%,
                 05/15/32..................          95,868
   4,684,661   PL# 781689, 5.50%,
                 12/15/33(e)...............       4,793,912
   5,283,030   PL# 781690, 6.00%,
                 12/15/33..................       5,483,594
   5,632,221   PL# 781707, 5.50%,
                 02/15/34(e)...............       5,763,568
  10,561,871   PL# 80916, 3.75%,
                 05/20/34..................      10,419,802
   1,700,000   TBA, 5.50%, 01/01/35........       1,735,063
   4,700,000   TBA, 6.00%, 01/01/35........       4,870,375
   3,400,000   TBA, 6.50%, 01/01/35........       3,577,439
                                             --------------
                                                 58,213,755
                                             --------------



 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               PRIVATE ASSET BACKED: MORTGAGE AND HOME
                 EQUITY -- 2.7%
$  4,047,588   Fannie Mae, Series 1999-7,
                 Class AB,
                 6.00%, 03/25/29...........  $    4,184,515
   3,780,000   Fannie Mae, Series 2002-81,
                 Class BR,
                 5.25%, 04/25/25...........       3,872,122
   5,050,000   Fannie Mae, Series 2004-101,
                 Class AR,
                 5.50%, 01/25/35...........       5,270,938
   7,085,071   Fannie Mae, Series 2004-60,
                 Class LB,
                 5.00%, 04/25/34...........       7,229,054
   8,860,000   Fannie Mae, Series 2004-99,
                 Class A0,
                 5.50%, 01/25/34...........       9,120,307
   3,325,000   Freddie Mac, Series 2550,
                 Class QP,
                 5.00%, 03/15/26...........       3,361,458
   6,496,153   Freddie Mac, Series 2825,
                 Class VP,
                 5.50%, 06/15/15...........       6,726,686
   4,765,543   Freddie Mac, Series 2877,
                 Class PA,
                 5.50%, 07/15/33...........       4,915,290
                                             --------------
                                                 44,680,370
                                             --------------
               PRIVATE ASSET BACKED: US GOVERNMENT
                 AGENCIES -- 0.4%
   3,423,225   Small Business
                 Administration, Series
                 2002-P10B, Class 1,
                 5.20%, 08/01/12...........       3,498,964
   2,940,700   Small Business
                 Administration, Series
                 2004-P10A,
                 4.50%, 02/01/14...........       2,923,401
                                             --------------
                                                  6,422,365
                                             --------------
               RESOLUTION FUNDING STRIPS -- 0.1%
   1,200,000   Zero coupon, 07/15/18.......         612,124
   1,200,000   Zero coupon, 10/15/18.......         602,894
                                             --------------
                                                  1,215,018
                                             --------------
               TOTAL US GOVERNMENT AGENCY
                 SECURITIES
                 (Cost $713,288,680).......     716,900,298
                                             --------------
               CORPORATE BONDS AND NOTES -- 34.8%
               AEROSPACE AND DEFENSE -- 0.4%
     320,000   B/E Aerospace,
                 8.50%, 10/01/10...........         353,600
   1,545,000   Lockheed Martin Corp.,
                 8.50%, 12/01/29...........       2,120,469
     545,000   Lockheed Martin Corp.,
                 7.20%, 05/01/36...........         664,001
   2,390,000   Northrop Grumman Corp.,
                 4.08%, 11/16/06...........       2,415,229



                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               AEROSPACE AND DEFENSE (CONTINUED)
$     35,000   Northrop Grumman Corp.,
                 7.13%, 02/15/11...........  $       40,217
     940,000   Northrop Grumman Corp.,
                 7.75%, 02/15/31...........       1,207,335
     790,000   RC Trust I,
                 7.00%, 05/15/06...........         416,479
                                             --------------
                                                  7,217,330
                                             --------------
               AUTOMOBILES/MOTOR VEHICLES -- 0.1%
     765,000   Daimler Chrysler AG Corp.,
                 7.45%, 03/01/27...........         852,988
     280,000   Daimler Chrysler NA Holding,
                 4.05%, 06/04/08...........         279,643
      70,000   Daimler Chrysler NA Holding,
                 6.50%, 11/15/13...........          76,052
   1,200,000   Daimler Chrysler NA Holding,
                 Series MTND, Floating
                 Rate,
                 2.94%, 09/10/07(b)........       1,204,857
                                             --------------
                                                  2,413,540
                                             --------------
               BANKS -- 6.7%
   5,575,000   American Express Bank FSB,
                 Series BKNT, Floating
                 Rate,
                 2.49%, 11/21/07(c)........       5,577,291
   2,000,000   American Express Centurion
                 Bank, Series BKNT,
                 4.38%, 07/30/09...........       2,033,936
   1,404,000   Bank of America Corp.,
                 5.25%, 02/01/07...........       1,454,145
   3,550,000   Bank of America Corp.,
                 3.88%, 01/15/08(f)........       3,580,221
   1,425,000   Bank of America Corp.,
                 3.25%, 08/15/08...........       1,401,877
   2,000,000   Bank of America Corp.,
                 3.38%, 02/17/09...........       1,961,586
     425,000   Bank of America Corp.,
                 5.38%, 06/15/14...........         444,340
   1,250,000   Bank of Scotland -- 144A,
                 3.50%, 11/30/07...........       1,246,519
   1,750,000   Bank One Corp.,
                 6.00%, 08/01/08...........       1,874,500
   2,000,000   BankBoston NA, Series BKNT,
                 6.38%, 03/25/08...........       2,153,982
   2,850,000   HBOS Treasury Services
                 PLC -- 144A,
                 3.75%, 09/30/08...........       2,847,709
   3,850,000   HSBC Bank USA, Series BKNT,
                 3.88%, 09/15/09...........       3,820,490
   4,350,000   HSBC Bank USA, Series BKNT,
                 Floating Rate,
                 2.59%, 09/21/07(b)........       4,355,255
   2,600,000   JP Morgan Chase & Company,
                 5.35%, 03/01/07...........       2,700,191
     475,000   JP Morgan Chase & Company,
                 5.25%, 05/30/07...........         494,085



 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               BANKS (CONTINUED)
$  1,495,000   JP Morgan Chase & Company,
                 3.63%, 05/01/08(e)........  $    1,485,556
   2,100,000   JP Morgan Chase & Company,
                 5.75%, 10/15/08...........       2,229,856
     935,000   JP Morgan Chase & Company,
                 3.50%, 03/15/09...........         916,969
   1,100,000   JP Morgan Chase & Company,
                 7.00%, 11/15/09...........       1,228,708
     580,000   JP Morgan Chase & Company,
                 Floating Rate,
                 2.16%, 10/02/09(b)........         581,477
   2,200,000   National City Bank,
                 3.38%, 10/15/07...........       2,189,422
   2,705,000   National City Bank, Series
                 BKNT, Floating Rate,
                 2.67%, 06/29/09(b)........       2,706,655
     800,000   Rabobank Capital Funding
                 II -- 144A, Variable Rate,
                 5.26%, perpetual(a).......         815,441
   1,135,000   RBS Capital Trust I,
                 Variable Rate,
                 4.71%, perpetual(a).......       1,107,620
   3,600,000   State Street Bank & Trust,
                 Series CD1, Floating Rate,
                 2.41%, 12/11/06(b)........       3,597,840
   4,390,000   SunTrust Banks, Inc.,
                 3.63%, 10/15/07...........       4,382,581
   2,000,000   SunTrust Banks, Inc.,
                 4.00%, 10/15/08...........       2,020,192
   1,535,000   SunTrust Banks, Inc.,
                 4.42%, 06/15/09...........       1,557,227
   2,275,000   Swedish Export Credit,
                 2.88%, 01/26/07...........       2,253,294
     980,000   UBS Preferred Funding Trust
                 I, Variable Rate,
                 8.62%, perpetual(a).......       1,179,348
     490,000   US Bancorp, Series MTNN,
                 3.95%, 08/23/07...........         495,016
   3,040,000   US Bank NA,
                 2.40%, 03/12/07...........       2,984,760
   8,275,000   US Bank NA, Series BKNT,
                 Floating Rate,
                 2.04%, 10/01/07(b)........       8,281,008
   1,140,000   Wachovia Corp.,
                 3.63%, 02/17/09...........       1,127,941
   2,340,000   Wachovia Corp., Variable
                 Rate,
                 6.30%, 04/15/08(a)........       2,512,407
   9,925,000   Wells Fargo & Company,
                 4.00%, 08/15/08...........       9,999,696
     500,000   Wells Fargo & Company,
                 3.13%, 04/01/09...........         485,084
   8,250,000   Wells Fargo & Company,
                 4.20%, 01/15/10...........       8,292,842



                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               BANKS (CONTINUED)
$ 10,030,000   Wells Fargo & Company,
                 Floating Rate,
                 2.59%, 09/15/09(b)........  $   10,031,394
   2,150,000   Wells Fargo Bank NA, Series
                 BKNT, Variable Rate,
                 7.80%, 06/15/10(a)........       2,195,238
                                             --------------
                                                110,603,699
                                             --------------
               BROADCAST SERVICES/MEDIA -- 1.4%
   1,395,000   Charter Communications
                 Holdings LLC,
                 10.75%, 10/01/09..........       1,276,425
     250,000   Comcast Cable
                 Communications, Inc.,
                 6.38%, 01/30/06...........         258,302
   1,800,000   Comcast Cable
                 Communications, Inc.,
                 6.75%, 01/30/11...........       2,023,916
     450,000   Comcast Corp.,
                 7.05%, 03/15/33...........         516,598
   2,020,000   Continental Cablevision,
                 8.30%, 05/15/06...........       2,146,559
     465,000   Cox Communications, Inc.,
                 7.75%, 11/01/10...........         533,289
     370,000   Cox Communications, Inc.,
                 4.63%, 06/01/13...........         354,554
   2,300,000   Cox Communications, Inc. --
                 144A,
                 4.63%, 01/15/10...........       2,297,246
     330,000   CSC Holdings, Inc.,
                 7.88%, 02/15/18...........         358,050
     710,000   CSC Holdings, Inc. -- 144A,
                 6.75%, 04/15/12(d)........         734,850
     675,000   EchoStar DBS Corp. -- 144A,
                 6.63%, 10/01/14...........         686,813
   1,070,000   News America Holdings,
                 7.63%, 11/30/28...........       1,274,410
   1,275,000   News America, Inc.,
                 7.30%, 04/30/28...........       1,465,318
     545,000   News America, Inc.,
                 7.28%, 06/30/28...........         624,702
   1,200,000   News America, Inc. -- 144A,
                 5.30%, 12/15/14...........       1,216,490
     130,000   Rogers Cable, Inc. -- 144A
                 (Canada),
                 6.75%, 03/15/15...........         133,575
     650,000   TCI Communications, Inc.,
                 7.88%, 02/15/26...........         800,470
   1,675,000   TCI Communications, Inc.,
                 7.13%, 02/15/28...........       1,898,532
     700,000   Time Warner, Inc.,
                 8.18%, 08/15/07...........         777,864
   1,910,000   Time Warner, Inc.,
                 7.57%, 02/01/24...........       2,252,883
     610,000   Time Warner, Inc.,
                 6.95%, 01/15/28...........         682,714



 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               BROADCAST SERVICES/MEDIA (CONTINUED)
$     80,000   Time Warner, Inc.,
                 7.63%, 04/15/31...........  $       97,085
     675,000   Walt Disney Company, Series
                 MTNB,
                 6.20%, 06/20/14...........         748,571
                                             --------------
                                                 23,159,216
                                             --------------
               CHEMICALS -- 0.1%
     365,000   Crown Euro Holdings SA
                 (France),
                 9.50%, 03/01/11...........         417,925
     425,000   Crown Euro Holdings SA
                 (France),
                 10.88%, 03/01/13..........         504,688
     220,000   Nalco Company,
                 7.75%, 11/15/11...........         238,700
                                             --------------
                                                  1,161,313
                                             --------------
               CONSTRUCTION SERVICES AND SUPPLIES -- 0.0%
     600,000   D.R. Horton, Inc.,
                 7.88%, 08/15/11...........         690,000
                                             --------------
               FINANCIAL SERVICES -- 6.1%
   9,050,000   Citigroup, Inc.,
                 3.50%, 02/01/08...........       9,016,144
  14,330,000   Citigroup, Inc.,
                 3.63%, 02/09/09...........      14,220,504
     820,000   Citigroup, Inc.,
                 6.20%, 03/15/09...........         892,035
  11,200,000   Citigroup, Inc., Floating
                 Rate,
                 2.59%, 06/09/09(b)........      11,231,024
     160,000   E*TRADE Financial Corp. --
                 144A,
                 8.00%, 06/15/11...........         172,800
   8,225,000   Eksportfinans ASA, Series
                 MTN,
                 3.38%, 01/15/08...........       8,188,399
   2,000,000   General Electric Capital
                 Corp., Series MTNA,
                 6.50%, 12/10/07...........       2,156,576
  10,285,000   General Electric Capital
                 Corp., Series MTNA,
                 4.25%, 01/15/08...........      10,455,206
   5,045,000   General Electric Capital
                 Corp., Series MTNA,
                 3.60%, 10/15/08...........       4,994,217
     630,000   General Electric Capital
                 Corp., Series MTNA,
                 4.38%, 11/21/11...........         627,181
   5,000,000   General Electric Capital
                 Corp., Series MTNA,
                 Floating Rate,
                 2.22%, 07/28/08(b)........       5,009,405
   2,290,000   General Motors Acceptance
                 Corp.,
                 5.63%, 05/15/09...........       2,292,269
   1,500,000   General Motors Acceptance
                 Corp.,
                 7.25%, 03/02/11...........       1,572,387



                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               FINANCIAL SERVICES (CONTINUED)
$  2,120,000   General Motors Acceptance
                 Corp.,
                 6.88%, 09/15/11...........  $    2,175,455
   1,100,000   General Motors Acceptance
                 Corp.,
                 6.75%, 12/01/14...........       1,103,473
   1,560,000   General Motors Acceptance
                 Corp.,
                 8.00%, 11/01/31...........       1,607,989
     450,000   Household Finance Corp.,
                 7.20%, 07/15/06...........         475,370
   2,925,000   Household Finance Corp.,
                 6.50%, 11/15/08...........       3,183,889
   1,500,000   Household Finance Corp.,
                 4.13%, 12/15/08...........       1,507,493
   1,590,000   Household Finance Corp.,
                 7.00%, 05/15/12...........       1,818,400
   1,575,000   HSBC Finance Corp.,
                 4.13%, 11/16/09...........       1,568,240
     440,000   HSBC Finance Corp.,
                 6.75%, 05/15/11...........         494,424
   1,583,000   Lehman Brothers Holdings,
                 Inc.,
                 7.00%, 02/01/08...........       1,730,768
   4,000,000   Nationwide Building
                 Society -- 144A,
                 3.50%, 07/31/07...........       3,984,268
     430,000   REFCO Finance Holdings --
                 144A,
                 9.00%, 08/01/12...........         473,000
   4,550,000   SLM Corp.,
                 4.00%, 01/15/10...........       4,519,861
     545,000   SLM Corp., Series MTNA,
                 3.63%, 03/17/08...........         542,789
   1,000,000   The Bear Stearns Companies,
                 Inc.,
                 2.88%, 07/02/08...........         967,960
   2,475,000   TIAA Global Markets -- 144A,
                 3.88%, 01/22/08...........       2,492,120
   1,955,000   USAA Capital Corp. -- 144A,
                 Series MTNB,
                 4.00%, 12/10/07...........       1,978,693
                                             --------------
                                                101,452,339
                                             --------------
               FOOD AND BEVERAGE -- 0.2%
   1,915,000   Diageo Capital PLC,
                 3.38%, 03/20/08...........       1,898,288
   1,100,000   General Mills, Inc.,
                 5.13%, 02/15/07...........       1,129,951
                                             --------------
                                                  3,028,239
                                             --------------



 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               INSURANCE -- 1.3%
$  2,775,000   Allstate Financial Global
                 Funding -- 144A,
                 6.15%, 02/01/06...........  $    2,861,586
   1,150,000   ASIF Global Financial
                 XVIII -- 144A,
                 3.85%, 11/26/07...........       1,155,175
   6,430,000   ASIF Global Financial
                 XXIII -- 144A,
                 3.90%, 10/22/08...........       6,432,783
   2,850,000   Berkshire Hathaway Finance
                 Corp.,
                 3.38%, 10/15/08...........       2,819,864
   2,000,000   Berkshire Hathaway Finance
                 Corp. -- 144A,
                 3.40%, 07/02/07...........       1,996,452
   1,655,000   Liberty Mutual
                 Group -- 144A,
                 5.75%, 03/15/14...........       1,629,935
   1,000,000   Marsh & McLennan Companies,
                 Inc.,
                 5.38%, 07/15/14...........         978,859
   2,060,000   Met Life Global Funding I --
                 144A,
                 4.25%, 07/30/09...........       2,075,648
   1,980,000   Protective Life Secured
                 Trust, Series MTN,
                 3.70%, 11/24/08...........       1,975,959
                                             --------------
                                                 21,926,261
                                             --------------
               LEISURE AND RECREATION -- 0.1%
     310,000   MGM MIRAGE,
                 6.00%, 10/01/09...........         319,300
     795,000   Wynn Las Vegas LLC/Capital
                 Corp. -- 144A,
                 6.63%, 12/01/14...........         791,025
                                             --------------
                                                  1,110,325
                                             --------------
               MANUFACTURING -- 0.2%
     395,000   Briggs & Stratton Corp.,
                 8.88%, 03/15/11...........         476,963
   2,390,000   Tyco International Group SA,
                 6.13%, 11/01/08...........       2,577,182
                                             --------------
                                                  3,054,145
                                             --------------
               MEDICAL AND OTHER HEALTH SERVICES -- 0.1%
     525,000   HCA, Inc.,
                 5.50%, 12/01/09...........         525,730
   1,300,000   WellPoint, Inc. -- 144A,
                 5.95%, 12/15/34...........       1,317,256
                                             --------------
                                                  1,842,986
                                             --------------
               MEDICAL EQUIPMENT AND SUPPLIES -- 0.1%
   1,140,000   Boston Scientific Corp.,
                 5.45%, 06/15/14...........       1,186,468
                                             --------------



                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               METALS AND MINING -- 0.1%
$    210,000   International Steel Group,
                 6.50%, 04/15/14...........  $      226,275
     374,000   Ispat Inland ULC,
                 9.75%, 04/01/14...........         463,760
     220,000   TriMas Corp.,
                 9.88%, 06/15/12...........         234,300
                                             --------------
                                                    924,335
                                             --------------
               OIL AND GAS: PIPELINES -- 0.2%
   1,425,000   Consolidated Natural Gas,
                 Series A,
                 5.00%, 03/01/14...........       1,430,934
     365,000   El Paso Natural Gas,
                 8.63%, 01/15/22...........         427,506
     670,000   Transcontinental Gas Pipe
                 Line Corp., Series B,
                 8.88%, 07/15/12...........         818,238
     570,000   Williams Companies, Inc.,
                 7.63%, 07/15/19...........         629,850
     225,000   Williams Companies, Inc.,
                 7.75%, 06/15/31...........         236,813
                                             --------------
                                                  3,543,341
                                             --------------
               OIL, COAL AND GAS -- 1.2%
     840,000   Amerada Hess Corp.,
                 7.30%, 08/15/31...........         940,018
   2,480,000   Amerada Hess Corp.,
                 7.13%, 03/15/33...........       2,735,638
     295,000   Anadarko Finance Company,
                 Series B,
                 7.50%, 05/01/31...........         366,664
     255,000   Chesapeake Energy Corp. --
                 144A,
                 6.38%, 06/15/15...........         263,288
   2,500,000   Conoco Funding Company,
                 6.35%, 10/15/11...........       2,794,327
   1,625,000   Devon Energy Corp.,
                 7.95%, 04/15/32...........       2,083,070
     435,000   Devon Financing Corp. ULC,
                 7.88%, 09/30/31...........         549,435
     610,000   El Paso Production Holding
                 Company,
                 7.75%, 06/01/13...........         642,025
   2,160,000   EnCana Corp.,
                 4.75%, 10/15/13...........       2,147,299
     700,000   EnCana Corp.,
                 6.50%, 08/15/34...........         771,114
   1,225,000   Enterprise Products
                 Operating LP -- 144A,
                 4.00%, 10/15/07...........       1,222,806
     950,000   Gazprom OAO,
                 9.63%, 03/01/13...........       1,131,165
   1,710,000   Gazprom OAO -- 144A,
                 9.63%, 03/01/13...........       2,026,350



 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               OIL, COAL AND GAS (CONTINUED)
$    600,000   Hanover Equipment Trust,
                 Series B,
                 8.75%, 09/01/11...........  $      654,000
     505,000   Occidental Petroleum,
                 8.45%, 02/15/29...........         686,154
     700,000   Suncor Energy, Inc.,
                 5.95%, 12/01/34...........         736,474
                                             --------------
                                                 19,749,827
                                             --------------
               PAPER AND FOREST PRODUCTS -- 0.1%
     735,000   Georgia-Pacific Corp.,
                 8.00%, 01/15/24...........         856,275
                                             --------------
               PHARMACEUTICALS -- 0.3%
   1,100,000   Bristol-Myers Squibb,
                 6.88%, 08/01/97...........       1,267,019
     815,000   Elan Finance PLC/Elan
                 Finance Corp. -- 144A
                 (Brazil),
                 7.75%, 11/15/11...........         872,050
     865,000   Merck & Company, Inc.,
                 5.95%, 12/01/28...........         898,168
   1,685,000   Wyeth,
                 6.50%, 02/01/34...........       1,803,782
                                             --------------
                                                  4,841,019
                                             --------------
               PRIVATE ASSET BACKED: AUTOMOBILES/MOTOR
                 VEHICLES -- 0.3%
   4,329,260   Daimler Chrysler Auto Trust,
                 Series 2001-C, Class A4,
                 4.63%, 12/06/06...........       4,353,046
                                             --------------
               PRIVATE ASSET BACKED: BANKS -- 0.3%
   5,174,564   Bank of America Alternative
                 Loan Trust, Series 2004-7,
                 Class 4A1,
                 5.00%, 08/25/19...........       5,239,499
                                             --------------
               PRIVATE ASSET BACKED: CREDIT CARDS -- 3.2%
  12,075,000   Chase Issuance Trust, Series
                 2004-A9, Class A9,
                 3.22%, 06/15/10...........      11,998,131
  14,950,000   Citibank Credit Card
                 Issuance Trust, Series
                 2004-A1, Class A1,
                 2.55%, 01/20/09...........      14,704,945
  14,850,000   Citibank Credit Card
                 Issuance Trust, Series
                 2004-A4, Class A4,
                 3.20%, 08/24/09...........      14,718,008
  11,500,000   MBNA Credit Card Master Note
                 Trust, Series 2003-A6,
                 Class A6,
                 2.75%, 10/15/10...........      11,157,443
                                             --------------
                                                 52,578,527
                                             --------------



                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               PRIVATE ASSET BACKED: FINANCIAL
                 SERVICES -- 1.0%
$  7,480,000   Greenwich Capital Commercial
                 Funding Corp.,
                 Series 2004-GG1, Class A4,
                 4.76%, 06/10/36...........  $    7,651,089
   5,397,447   Morgan Stanley Capital I,
                 Series 1998-WF1, Class A2,
                 6.55%, 03/15/30...........       5,760,775
   2,980,000   Morgan Stanley Capital I,
                 Series 1999-FNV1, Class
                 A2,
                 6.53%, 03/15/31...........       3,236,757
                                             --------------
                                                 16,648,621
                                             --------------
               PRIVATE ASSET BACKED: MORTGAGE AND HOME
                 EQUITY -- 6.9%
   1,695,287   Bear Stearns Commercial
                 Mortgage Securities,
                 Series 2001, Class A1,
                 6.08%, 02/15/35...........       1,778,748
   7,670,000   Chase Commercial Mortgage
                 Securities Corp., Series
                 2000-3, Class A2,
                 7.32%, 10/15/32...........       8,768,392
  12,725,000   Countrywide Asset-Backed
                 Certificates, Series
                 2004-13, Class AV4,
                 Floating Rate,
                 2.71%, 06/25/35(c)........      12,724,999
   4,875,000   DLJ Commercial Mortgage
                 Corp., Series 2000-CKP1,
                 Class A1B,
                 7.18%, 11/10/33...........       5,529,630
   6,150,000   GMAC Commercial Mortgage
                 Securities, Inc.,
                 Series 1999-C2, Class A2,
                 6.95%, 09/15/33...........       6,807,030
   7,715,596   GMAC Commercial Mortgage
                 Securities, Inc.,
                 Series 1999-C3, Class A2,
                 7.18%, 08/15/36...........       8,619,821
  12,737,013   GSR Mortgage Loan Trust,
                 Series 2003-13, Class 1A1,
                 4.52%, 10/25/33...........      12,475,384
   6,650,000   JP Morgan Chase Commercial
                 Mortgage Securities Corp.,
                 Series 2001-CIB2, Class
                 A3,
                 6.43%, 04/15/35...........       7,388,000
   9,475,000   JP Morgan Chase Commercial
                 Mortgage Securities Corp.,
                 Series 2001-CIBC, Class
                 A3,
                 6.26%, 03/15/33...........      10,419,379
   7,425,000   LB Commercial Conduit
                 Mortgage Trust,
                 Series 1998-C4, Class A1B,
                 6.21%, 10/15/35...........       7,971,997
   6,900,000   LB-UBS Commercial Mortgage
                 Trust, Series 2000-C3,
                 Class A2,
                 7.95%, 01/15/10...........       8,015,690



 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               PRIVATE ASSET BACKED: MORTGAGE AND HOME
                 EQUITY (CONTINUED)
$  6,830,000   LB-UBS Commercial Mortgage
                 Trust, Series 2000-C4,
                 Class A2,
                 7.37%, 08/15/26...........  $    7,808,134
   7,395,000   LB-UBS Commercial Mortgage
                 Trust, Series 2003-C7,
                 Class A3,
                 4.56%, 09/15/27...........       7,466,425
   8,060,000   LB-UBS Commercial Mortgage
                 Trust, Series 2004-C8,
                 Class A2,
                 4.20%, 12/15/29...........       8,083,994
                                             --------------
                                                113,857,623
                                             --------------
               PRIVATE ASSET BACKED: OTHER -- 0.4%
   6,426,823   Structured Asset Securities
                 Corp., Series 2003-AL2,
                 Class A,
                 3.36%, 01/25/31...........       6,131,556
                                             --------------
               PRIVATE ASSET BACKED: UTILITIES -- 0.6%
   8,000,000   Peco Energy Transition
                 Trust, Series 2000-A,
                 Class A4,
                 7.65%, 03/01/10...........       9,220,028
                                             --------------
               REAL ESTATE -- 0.2%
     510,000   EOP Operating LP,
                 4.75%, 03/15/14...........         494,263
   2,315,000   EOP Operating LP,
                 7.50%, 04/19/29...........       2,691,517
                                             --------------
                                                  3,185,780
                                             --------------
               REAL ESTATE INVESTMENT TRUSTS -- 0.4%
     910,000   AvalonBay Communities,
                 Series MTN,
                 6.63%, 09/15/11...........       1,008,495
   2,300,000   Developers Diversified
                 Realty Corp.,
                 3.88%, 01/30/09...........       2,259,147
   4,135,000   Rouse Company,
                 5.38%, 11/26/13...........       3,973,789
                                             --------------
                                                  7,241,431
                                             --------------
               RESEARCH AND DEVELOPMENT -- 0.0%
     530,000   Bio-Rad Laboratories,
                 Inc. -- 144A,
                 6.13%, 12/15/14...........         536,625
                                             --------------
               SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 0.0%
     175,000   Fisher Scientific
                 International,
                 Inc. -- 144A,
                 6.75%, 08/15/14...........         188,563
                                             --------------
               SEMICONDUCTORS -- 0.0%
     125,000   Freescale Semiconductor,
                 Inc.,
                 6.88%, 07/15/11...........         134,688
     245,000   Freescale Semiconductor,
                 Inc., Floating Rate,
                 4.82%, 07/15/09(b)........         256,331



                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               SEMICONDUCTORS (CONTINUED)
$    320,000   MagnaChip Semiconductor,
                 Ltd. -- 144A, Floating
                 Rate,
                 5.26%, 12/15/11(b)........  $      330,400
                                             --------------
                                                    721,419
                                             --------------
               SPECIAL PURPOSE ENTITY -- 0.2%
   1,000,000   California Preferred Fund
                 Trust,
                 7.00%, perpetual..........       1,042,838
   1,600,000   New York Life Global
                 Funding -- 144A,
                 3.88%, 01/15/09...........       1,592,718
     405,000   Rainbow National Services
                 LLC -- 144A,
                 8.75%, 09/01/12...........         446,513
                                             --------------
                                                  3,082,069
                                             --------------
               TELECOMMUNICATIONS EQUIPMENT AND
                 SERVICES -- 1.4%
   2,175,000   BellSouth Corp.,
                 4.20%, 09/15/09...........       2,182,984
     775,000   BellSouth Corp.,
                 6.55%, 06/15/34...........         847,357
      80,000   British Telecom PLC,
                 Variable Rate,
                 8.88%, 12/15/30(m)........         107,444
     550,000   Cincinnati Bell, Inc.,
                 8.38%, 01/15/14(d)........         559,625
     860,000   Citizens Communications
                 Company,
                 6.25%, 01/15/13...........         870,750
     875,000   Deutsche Telekom
                 International Corp.,
                 Variable Rate,
                 8.25%, 06/15/05(m)........         895,490
     358,000   MCI, Inc.,
                 6.91%, 05/01/07...........         367,398
     258,000   MCI, Inc.,
                 6.69%, 05/01/09...........         267,675
   2,350,000   New England Telephone &
                 Telegraph,
                 7.88%, 11/15/29...........       2,845,803
     970,000   New Jersey Bell Telephone,
                 7.85%, 11/15/29...........       1,174,423
     605,000   Nextel Communications, Inc.,
                 5.95%, 03/15/14...........         629,200
     535,000   Qwest Communications
                 International -- 144A,
                 7.50%, 02/15/14...........         543,025
   2,310,000   Qwest Corp. -- 144A,
                 7.88%, 09/01/11...........       2,517,900
     400,000   Qwest Corp. -- 144A,
                 9.13%, 03/15/12...........         464,000
     480,000   Rogers Wireless, Inc.
                 (Canada),
                 6.38%, 03/01/14...........         477,600



 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               TELECOMMUNICATIONS EQUIPMENT AND SERVICES
                 (CONTINUED)
$    350,000   Rogers Wireless,
                 Inc. -- 144A (Canada),
                 7.25%, 12/15/12...........  $      372,750
     130,000   Rogers Wireless,
                 Inc. -- 144A (Canada),
                 7.50%, 03/15/15...........         137,800
     645,000   SBC Communications, Inc.,
                 4.13%, 09/15/09...........         644,504
     255,000   SBC Communications, Inc.,
                 6.45%, 06/15/34...........         274,132
     950,000   Telecom Italia
                 Capital -- 144A,
                 4.00%, 01/15/10...........         932,511
     655,000   Telecom Italia
                 Capital -- 144A,
                 4.95%, 09/30/14...........         642,953
   2,785,000   Telecom Italia
                 Capital -- 144A,
                 6.00%, 09/30/34...........       2,732,071
     850,000   Telefonica Europe BV,
                 7.75%, 09/15/10...........         997,958
     155,000   Verizon Global Funding
                 Corp.,
                 7.75%, 12/01/30...........         193,320
     215,000   Verizon Maryland, Inc.,
                 5.13%, 06/15/33...........         193,542
   1,470,000   Vodafone Group PLC,
                 5.00%, 12/16/13...........       1,498,427
                                             --------------
                                                 23,370,642
                                             --------------
               TRANSPORTATION -- 0.2%
   1,350,000   Burlington Northern Santa Fe
                 Corp.,
                 7.29%, 06/01/36...........       1,658,710
     765,000   Canadian National Railway
                 Company,
                 6.90%, 07/15/28...........         883,220
     540,000   OMI Corp. (Marshall Island),
                 7.63%, 12/01/13...........         580,500
     810,000   Overseas Shipholding Group,
                 7.50%, 02/15/24...........         830,250
                                             --------------
                                                  3,952,680
                                             --------------
               UTILITIES -- 0.1%
     325,000   National Waterworks, Inc.,
                 Series B,
                 10.50%, 12/01/12..........         367,250
     470,000   Orion Power Holdings, Inc.,
                 12.00%, 05/01/10..........         599,250
                                             --------------
                                                    966,500
                                             --------------
               UTILITIES: ELECTRIC -- 0.9%
     590,000   First Energy Corp., Series
                 C,
                 7.38%, 11/15/31...........         675,886
     224,753   Homer City Funding LLC,
                 8.73%, 10/01/26...........         262,960
   1,000,000   Midwest Generation LLC,
                 8.75%, 05/01/34...........       1,140,000



                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               UTILITIES: ELECTRIC (CONTINUED)
$    315,000   Midwest Generation LLC,
                 Series B,
                 8.56%, 01/02/16...........  $      349,847
   2,725,000   Ohio Edison,
                 5.45%, 05/01/15...........       2,769,524
   1,482,000   Ontario Electricity Finance,
                 6.10%, 01/30/08...........       1,587,775
   1,940,000   Progress Energy, Inc.,
                 7.75%, 03/01/31...........       2,335,465
     160,000   Reliant Energy, Inc.,
                 9.25%, 07/15/10(d)........         179,200
     355,000   Reliant Energy, Inc.,
                 6.75%, 12/15/14...........         354,556
     300,000   SP PowerAssets,
                 Ltd. -- 144A,
                 5.00%, 10/22/13...........         304,954
     600,000   Texas Genco LLC/
                 Financing -- 144A,
                 6.88%, 12/15/14...........         623,250
   3,750,000   TXU Corp. -- 144A,
                 4.80%, 11/15/09...........       3,760,747
                                             --------------
                                                 14,344,164
                                             --------------
               TOTAL CORPORATE BONDS AND
                 NOTES
                 (Cost $572,771,188).......     574,379,431
                                             --------------
               MUNICIPAL BONDS -- 0.1%
               CALIFORNIA
   1,575,000   California State Department
                 of Water Powersupply
                 Revenue Bond, Series E,
                 3.98%, 05/01/05
                 (Cost $1,574,964).........       1,579,946
                                             --------------
               FOREIGN GOVERNMENT OBLIGATIONS -- 2.9%
   9,700,000   AID-Israel,
                 5.50%, 09/18/23...........      10,164,543
  75,228,000   Mexican Fixed Rate Bonds,
                 Series M7,
                 8.00%, 12/24/08(l)........       6,552,590
  49,121,000   Mexican Fixed Rate Bonds,
                 Series MI7,
                 9.00%, 12/24/09(l)........       4,378,066
  16,795,000   New Zealand Government,
                 Series 415,
                 6.00%, 04/15/15(i)........      12,152,731
   1,480,000   Quebec Province,
                 5.00%, 07/17/09...........       1,547,529
   3,198,883   Republic of Colombia,
                 9.75%, 04/09/11...........       3,694,710
   2,295,000   United Mexican States,
                 8.38%, 01/14/11...........       2,701,215



 PRINCIPAL                                       VALUE
 ---------                                   --------------
               FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
$  4,045,000   United Mexican States,
                 8.13%, 12/30/19...........  $    4,756,920
   2,385,000   United Mexican States,
                 8.00%, 09/24/22...........       2,757,060
                                             --------------
               TOTAL FOREIGN GOVERNMENT
                 OBLIGATIONS (Cost
                 $45,328,200)..............      48,705,364
                                             --------------
               PREFERRED CORPORATE BONDS & NOTES -- 0.1%
               TELECOMMUNICATIONS EQUIPMENT
                 AND SERVICES
   2,000,000   TCI Communications
                 Financing III,
                 9.65%, 03/31/27 (Cost
                 $2,151,273)...............       2,323,092
                                             --------------
               SHORT TERM COMMERCIAL PAPER -- 0.7%
   7,500,000   HBOS Treasury Services PLC,
                 2.04%, 01/26/05...........       7,489,375
   4,500,000   Santander Central Hispano
                 Finance (Delaware), Inc.,
                 2.01%, 01/14/05...........       4,496,734
                                             --------------
               TOTAL SHORT TERM COMMERCIAL
                 PAPER
                 (Cost $11,986,109)........      11,986,109
                                             --------------
               SHORT TERM US TREASURY SECURITY -- 0.9%
  15,500,000   US Treasury Bill,
                 1.78%, 01/13/05
                 (Cost $15,490,824)........      15,490,824
                                             --------------
               SECURITIES LENDING COLLATERAL -- 21.6%
 357,709,666   Securities Lending
                 Collateral Investment
                 (Note 4)
                 (Cost $357,709,666).......     357,709,666
                                             --------------
               TOTAL SECURITIES
                 (Cost $2,171,881,538).....   2,180,919,786
                                             --------------
               REPURCHASE AGREEMENTS -- 2.8%
  46,075,207   With Investors Bank and
                 Trust, dated 12/31/04,
                 1.88%, due 01/03/05,
                 repurchase proceeds at
                 maturity $46,082,425
                 (Collateralized by various
                 Fannie Maes, 2.92%, due
                 01/25/33-02/25/33, with a
                 total value of
                 $21,003,463, and various
                 Small Business
                 Administrations, 5.03% --
                 5.38%, due 07/25/16-
                 02/25/28, with a total
                 value of $27,378,967)
                 (Cost $46,075,207)........      46,075,207
                                             --------------
               SECURITIES SOLD SHORT -- (10.1)%
  20,200,000   Fannie Mae, TBA,
                 5.00%, 01/13/05...........     (20,042,198)
  43,500,000   Fannie Mae, TBA,
                 5.50%, 01/13/05...........     (44,166,072)



                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                       VALUE
 ---------                                   --------------
               SECURITIES SOLD SHORT (CONTINUED)
$ 21,400,000   Fannie Mae, TBA,
                 4.50%, 01/19/05...........  $  (21,333,125)
  23,200,000   Fannie Mae, TBA,
                 5.50%, 01/19/05...........     (23,975,762)
   3,100,000   Fannie Mae, TBA,
                 6.00%, 01/19/05...........      (3,248,218)
  16,300,000   Freddie Mac Gold, TBA,
                 5.50%, 01/13/05...........     (16,559,789)
  23,700,000   Freddie Mac Gold, TBA,
                 6.00%, 01/13/05...........     (24,485,062)
  13,700,000   Government National Mortgage
                 Association, TBA,
                 5.50%, 01/20/05...........     (13,982,562)
                                             --------------
               TOTAL SECURITIES SOLD SHORT
                 (Proceeds $168,103,608)...    (167,792,788)
                                             --------------
               Total Investments -- 124.4%
                 (Cost $2,049,853,137).....   2,059,202,205
               Liabilities less other
                 assets -- (24.4)%.........    (403,834,320)
                                             --------------
               NET ASSETS -- 100.0%........  $1,655,367,885
                                             ==============



The aggregate cost of securities for federal income tax purposes at December 31, 2004 is $2,050,735,894.



The following amounts are based on cost for federal income tax purposes:



    Gross unrealized appreciation...........  $16,686,024
    Gross unrealized depreciation...........   (8,219,713)
                                              -----------
    Net unrealized appreciation.............  $ 8,466,311
                                              ===========


---------------


See summary of footnotes and abbreviations to portfolios.



                       See notes to financial statements.

                               BALANCED PORTFOLIO



                            PORTFOLIO OF INVESTMENTS



                               DECEMBER 31, 2004



  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS -- 63.6%
              ADVERTISING -- 0.1%
      3,500   Interpublic Group of Companies,
                Inc.*........................  $     46,900
      4,350   Omnicom Group, Inc. ...........       366,792
                                               ------------
                                                    413,692
                                               ------------
              AEROSPACE AND DEFENSE -- 1.6%
     10,550   General Dynamics Corp. ........     1,103,530
      2,800   Goodrich Corp. ................        91,392
      2,250   L-3 Communications Holdings,
                Inc. ........................       164,790
     16,650   Lockheed Martin Corp. .........       924,908
      7,700   Northrop Grumman Corp. ........       418,572
     23,750   Raytheon Company...............       922,213
     41,100   The Boeing Company.............     2,127,746
     11,300   United Technologies Corp. .....     1,167,855
                                               ------------
                                                  6,921,006
                                               ------------
              AGRICULTURE -- 0.1%
      6,000   Monsanto Company...............       333,300
                                               ------------
              APPAREL: MANUFACTURING -- 0.5%
      7,350   Coach, Inc.*...................       414,540
      2,650   Jones Apparel Group, Inc. .....        96,911
      2,650   Liz Claiborne, Inc. ...........       111,857
     13,250   Nike, Inc. -- Class B..........     1,201,642
      2,200   Reebok International,
                Ltd.(d)......................        96,800
      6,150   VF Corp. ......................       340,587
                                               ------------
                                                  2,262,337
                                               ------------
              APPAREL: RETAIL -- 0.3%
     14,900   Limited Brands, Inc. ..........       342,998
     33,450   The Gap, Inc.(d)...............       706,464
                                               ------------
                                                  1,049,462
                                               ------------
              AUTOMOBILES/MOTOR VEHICLES -- 0.6%
     92,400   Ford Motor Company(d)..........     1,352,736
      5,100   General Motors Corp.(d)........       204,306
      6,750   Harley-Davidson, Inc. .........       410,063
      9,250   PACCAR, Inc.(d)................       744,440
                                               ------------
                                                  2,711,545
                                               ------------
              AUTOMOTIVE EQUIPMENT -- 0.1%
      6,650   Genuine Parts Company..........       292,999
      4,200   Johnson Controls, Inc. ........       266,448
                                               ------------
                                                    559,447
                                               ------------
              BANKS -- 3.9%
      7,700   AmSouth Bancorp(d).............       199,430
     86,212   Bank of America Corp. .........     4,051,101
     12,500   BB&T Corp. ....................       525,625
      6,700   Comerica, Inc.(d)..............       408,834
      5,300   Fifth Third Bancorp............       250,584



  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              BANKS (CONTINUED)
      1,300   First Horizon National
                Corp.(d).....................  $     56,043
      6,900   Golden West Financial Corp. ...       423,798
      5,450   Huntington Bancshares,
                Inc.(d)......................       135,051
     15,900   KeyCorp........................       539,010
      2,750   M&T Bank Corp. ................       296,560
      5,500   Marshall & Ilsley Corp. .......       243,100
     10,400   Mellon Financial Corp. ........       323,544
     23,950   National City Corp.(d).........       899,323
      9,950   North Fork Bancorp, Inc. ......       287,058
      1,950   Northern Trust Corp. ..........        94,731
      2,600   PNC Financial Services Group...       149,344
      8,684   Regions Financial Corp. .......       309,064
      3,200   Sovereign Bancorp, Inc.(d).....        72,160
      7,950   State Street Corp. ............       390,504
      7,200   SunTrust Banks, Inc. ..........       531,936
      2,850   Synovus Financial Corp. .......        81,453
     15,400   The Bank of New York Company,
                Inc. ........................       514,668
     40,482   US Bancorp.....................     1,267,896
     34,753   Wachovia Corp. ................     1,828,007
     36,100   Wells Fargo & Company..........     2,243,614
      1,850   Zions Bancorp..................       125,856
                                               ------------
                                                 16,248,294
                                               ------------
              BROADCAST SERVICES/MEDIA -- 1.7%
     48,600   Comcast Corp. -- Class A*......     1,617,408
      6,050   Gannett Company, Inc. .........       494,285
      9,550   McGraw-Hill Companies, Inc. ...       874,207
      1,050   Meredith Corp. ................        56,910
     45,000   The Walt Disney Company........     1,251,000
     97,050   Time Warner, Inc.*.............     1,886,652
      3,000   Tribune Company................       126,420
     24,850   Viacom, Inc. -- Class B........       904,292
                                               ------------
                                                  7,211,174
                                               ------------
              BUSINESS SERVICES AND SUPPLIES -- 0.5%
      2,500   Avery Dennison Corp. ..........       149,925
      4,000   Cintas Corp. ..................       175,440
      3,350   Ecolab, Inc.(d)................       117,686
     19,230   First Data Corp. ..............       818,043
      5,000   Fiserv, Inc.*..................       200,950
      3,400   Moody's Corp. .................       295,290
      8,700   Paychex, Inc. .................       296,496
      4,850   Robert Half International,
                Inc. ........................       142,736
                                               ------------
                                                  2,196,566
                                               ------------
              CHEMICALS -- 0.9%
      5,450   Air Products and Chemicals,
                Inc. ........................       315,937
      1,750   Ashland, Inc. .................       102,165



                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2004



  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              CHEMICALS (CONTINUED)
      2,150   Eastman Chemical Company.......  $    124,120
     22,300   EI du Pont de Nemours and
                Company......................     1,093,814
      2,650   Engelhard Corp. ...............        81,276
      2,500   International Flavors &
                Fragrances, Inc. ............       107,100
      9,600   PPG Industries, Inc. ..........       654,336
      5,100   Rohm and Haas Company..........       225,573
      2,300   Sigma-Aldrich Corp. ...........       139,058
     21,150   The Dow Chemical Company.......     1,047,136
                                               ------------
                                                  3,890,515
                                               ------------
              COMMERCIAL SERVICES -- 0.1%
     23,150   Cendant Corp. .................       541,247
                                               ------------
              COMPUTER SOFTWARE AND SERVICES -- 3.2%
      5,700   Adobe Systems, Inc. ...........       357,618
      3,050   Affiliated Computer Services,
                Inc. -- Class A*(d)..........       183,580
      8,500   Autodesk, Inc. ................       322,575
     13,200   Automatic Data Processing,
                Inc. ........................       585,420
     11,600   BMC Software, Inc.*............       215,760
      3,500   Citrix Systems, Inc.*..........        85,855
     13,000   Computer Associates
                International, Inc.(d).......       403,780
      4,600   Computer Sciences Corp.*.......       259,302
     21,300   Compuware Corp.*...............       137,811
      2,650   Electronic Arts, Inc.*.........       163,452
     11,350   Electronic Data Systems
                Corp. .......................       262,185
      4,500   Intuit, Inc.*..................       198,045
    239,650   Microsoft Corp. ...............     6,401,051
      2,200   NCR Corp.*.....................       152,306
    212,000   Oracle Corp.*..................     2,908,639
      8,700   PeopleSoft, Inc.*..............       230,376
     11,400   Siebel Systems, Inc.*..........       119,700
      7,200   SunGard Data Systems, Inc.*....       203,976
      9,150   Unisys Corp.*..................        93,147
     10,100   VERITAS Software Corp.*(d).....       288,355
                                               ------------
                                                 13,572,933
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 3.4%
     20,000   Apple Computer, Inc.*..........     1,288,000
     91,850   Dell, Inc.*....................     3,870,558
     53,100   EMC Corp. (Massachusetts)*.....       789,597
      3,550   Gateway, Inc.*.................        21,336
     64,187   Hewlett-Packard Company........     1,346,001
     45,450   International Business Machines
                Corp. .......................     4,480,460
      2,950   Lexmark International Group,
                Inc.*........................       250,750
      8,000   Network Appliance, Inc.*.......       265,760



  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              COMPUTERS AND OFFICE EQUIPMENT (CONTINUED)
      5,550   Pitney Bowes, Inc. ............  $    256,854
    171,300   Sun Microsystems, Inc.*........       921,594
     34,750   Xerox Corp.*...................       591,098
                                               ------------
                                                 14,082,008
                                               ------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 0.2%
      4,850   American Standard Companies,
                Inc.*........................       200,402
      1,150   Centex Corp. ..................        68,517
      9,500   Masco Corp. ...................       347,035
      2,200   Vulcan Materials Company.......       120,142
                                               ------------
                                                    736,096
                                               ------------
              CONSUMER GOODS AND SERVICES -- 6.1%
      2,400   Alberto-Culver Company -- Class
                B............................       116,568
     43,950   Altria Group, Inc. ............     2,685,344
      4,250   Avon Products, Inc. ...........       164,475
      5,950   Clorox Company.................       350,634
     11,850   Colgate-Palmolive Company......       606,246
     10,700   Eastman Kodak Company(d).......       345,075
     15,550   FedEx Corp. ...................     1,531,520
      3,250   Fortune Brands, Inc. ..........       250,835
    224,300   General Electric Company.......     8,186,949
     49,250   Gillette Company...............     2,205,415
     10,850   Kimberly-Clark Corp. ..........       714,039
      1,900   Leggett & Platt, Inc. .........        54,017
      6,600   Newell Rubbermaid, Inc.(d).....       159,654
     86,950   Procter & Gamble Company.......     4,789,205
      3,550   Reynolds American, Inc.(d).....       279,030
      4,150   The Black & Decker Corp.(d)....       366,570
      8,100   The Sherwin-Williams Company...       361,503
     24,050   United Parcel Service, Inc. --
                Class B......................     2,055,313
      6,450   UST, Inc. .....................       310,310
      1,900   Whirlpool Corp.(d).............       131,499
                                               ------------
                                                 25,664,201
                                               ------------
              CONTAINERS AND PACKAGING -- 0.1%
      2,600   Ball Corp. ....................       114,348
        900   Bemis Company, Inc. ...........        26,181
      3,550   Pactiv Corp.*..................        89,780
      2,250   Sealed Air Corp.*..............       119,857
                                               ------------
                                                    350,166
                                               ------------
              DISTRIBUTION -- 0.1%
      3,300   WW Grainger, Inc. .............       219,846
                                               ------------
              EDUCATION -- 0.1%
      4,350   Apollo Group, Inc. -- Class
                A*...........................       351,089
                                               ------------



                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2004



  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              ELECTRONICS -- 0.4%
     15,800   Emerson Electric Company.......  $  1,107,580
      4,550   Jabil Circuit, Inc.*...........       116,389
      4,750   Rockwell Collins, Inc. ........       187,340
        300   Sanmina-SCI Corp.*.............         2,541
      8,350   Solectron Corp.*...............        44,506
      2,900   Tektronix, Inc. ...............        87,609
                                               ------------
                                                  1,545,965
                                               ------------
              ENVIRONMENTAL WASTE MANAGEMENT AND RECYCLING
                SERVICES -- 0.1%
     12,750   Waste Management, Inc. ........       381,735
                                               ------------
              FINANCIAL SERVICES -- 5.0%
     27,050   American Express Company.......     1,524,808
     12,650   Capital One Financial
                Corp.(d).....................     1,065,257
     11,350   CIT Group, Inc. ...............       520,057
    111,749   Citigroup, Inc. ...............     5,384,066
     11,950   Countrywide Financial Corp. ...       442,270
      8,900   E*TRADE Financial Corp.*.......       133,055
      2,800   Equifax, Inc. .................        78,680
     20,900   Fannie Mae.....................     1,488,288
      5,500   Franklin Resources, Inc. ......       383,075
     15,500   Freddie Mac....................     1,142,350
     11,000   Goldman Sachs Group, Inc. .....     1,144,440
      6,000   H&R Block, Inc. ...............       294,000
      9,900   Lehman Brothers Holdings,
                Inc. ........................       866,052
     27,500   MBNA Corp. ....................       775,225
     20,100   Merrill Lynch & Company,
                Inc. ........................     1,201,377
     23,900   Morgan Stanley.................     1,326,928
      6,050   Providian Financial Corp.*.....        99,644
     27,150   Prudential Financial, Inc. ....     1,492,163
      9,600   SLM Corp. .....................       512,544
      3,850   The Bear Stearns Companies,
                Inc. ........................       393,894
     18,950   Washington Mutual, Inc. .......       801,206
                                               ------------
                                                 21,069,379
                                               ------------
              FOOD AND BEVERAGE -- 2.3%
      7,000   Anheuser-Busch Companies,
                Inc. ........................       355,110
     13,900   Archer-Daniels-Midland
                Company......................       310,109
      1,200   Brown-Forman Corp. -- Class B..        58,416
      9,250   Campbell Soup Company..........       276,483
     52,550   Coca-Cola Company..............     2,187,656
     10,300   Coca-Cola Enterprises, Inc. ...       214,755
     12,850   ConAgra Foods, Inc. ...........       378,433
      8,900   General Mills, Inc. ...........       442,419
      6,100   Hershey Foods Corp. ...........       338,794
      8,450   HJ Heinz Company...............       329,466
      9,250   Kellogg Company................       413,105



  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              FOOD AND BEVERAGE (CONTINUED)
      3,600   McCormick & Company, Inc. .....  $    138,960
     50,700   PepsiCo, Inc. .................     2,646,539
     17,350   Sara Lee Corp. ................       418,829
      5,950   The Pepsi Bottling Group,
                Inc. ........................       160,888
     11,700   Wm Wrigley Jr. Company.........       809,523
                                               ------------
                                                  9,479,485
                                               ------------
              INSURANCE -- 3.1%
      6,100   Ace, Ltd. .....................       260,775
      7,900   Aetna, Inc. ...................       985,524
     11,050   AFLAC, Inc. ...................       440,232
     14,750   Allstate Corp. ................       762,870
      2,700   Ambac Financial Group, Inc. ...       221,751
     55,653   American International Group,
                Inc. ........................     3,654,732
      6,950   Aon Corp. .....................       165,827
      9,850   Chubb Corp. ...................       757,465
      7,000   CIGNA Corp. ...................       570,990
      4,205   Cincinnati Financial Corp. ....       186,113
     10,950   Hartford Financial Services
                Group, Inc. .................       758,945
      5,550   Humana, Inc.*..................       164,780
      1,400   Jefferson-Pilot Corp. .........        72,744
      7,300   Lincoln National Corp. ........       340,764
     10,100   Loews Corp. ...................       710,030
      4,700   Marsh & McLennan Companies,
                Inc. ........................       154,630
      3,300   MBIA, Inc.(d)..................       208,824
     16,400   MetLife, Inc. .................       664,364
      2,650   MGIC Investment Corp. .........       182,612
      7,100   Principal Financial Group,
                Inc. ........................       290,674
      4,950   Progressive Corp. .............       419,958
      6,950   SAFECO Corp. ..................       363,068
      2,500   The St. Paul Travelers
                Companies, Inc. .............        92,675
      2,150   Torchmark Corp. ...............       122,851
      3,100   UnumProvident Corp. ...........        55,614
      3,300   XL Capital, Ltd. -- Class
                A(d).........................       256,245
                                               ------------
                                                 12,865,057
                                               ------------
              INTERNET SERVICES -- 1.6%
    142,600   Cisco Systems, Inc.*...........     2,752,180
     14,600   eBay, Inc.*....................     1,697,688
      8,000   Novell, Inc.*(d)...............        54,000
     32,100   Symantec Corp.*................       826,896
     31,500   YAHOO!, Inc.*..................     1,186,920
                                               ------------
                                                  6,517,684
                                               ------------



                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2004



  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              LEISURE AND RECREATION -- 0.6%
      2,050   Brunswick Corp. ...............  $    101,475
     14,350   Carnival Corp. ................       826,990
      2,350   Harrah's Entertainment,
                Inc. ........................       157,192
      8,150   Hilton Hotels Corp. ...........       185,331
      8,900   International Game Technology..       305,982
      8,700   Marriott International, Inc. --
                Class A......................       547,926
      5,000   Starwood Hotels & Resorts
                Worldwide, Inc. .............       292,000
                                               ------------
                                                  2,416,896
                                               ------------
              MACHINERY -- 0.4%
      3,150   Caterpillar, Inc. .............       307,157
      1,700   Cummins, Inc. .................       142,443
      5,600   Deere & Company................       416,640
      1,900   Dover Corp. ...................        79,686
      4,000   Ingersoll-Rand Company, Ltd. --
                Class A......................       321,200
      4,300   Rockwell Automation, Inc. .....       213,065
                                               ------------
                                                  1,480,191
                                               ------------
              MANUFACTURING -- 1.5%
     25,500   3M Company.....................     2,092,784
      1,800   Cooper Industries, Ltd. --
                Class A......................       122,202
      7,500   Danaher Corp. .................       430,575
      3,800   Eaton Corp. ...................       274,968
     18,450   Honeywell International,
                Inc. ........................       653,315
      6,700   Illinois Tool Works, Inc. .....       620,956
      2,250   ITT Industries, Inc. ..........       190,013
      2,850   Parker Hannifin Corp. .........       215,859
      3,200   Textron, Inc. .................       236,160
     43,250   Tyco International, Ltd. ......     1,545,755
                                               ------------
                                                  6,382,587
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 1.3%
        700   Express Scripts, Inc.*.........        53,508
      4,950   IMS Health, Inc. ..............       114,890
      3,200   Laboratory Corp. of America
                Holdings*....................       159,424
      3,550   Manor Care, Inc. ..............       125,777
      6,550   McKesson Corp. ................       206,063
      4,808   Medco Health Solutions,
                Inc.*........................       200,013
        950   Quest Diagnostics, Inc. .......        90,773
     29,650   UnitedHealth Group, Inc. ......     2,610,089
     15,550   WellPoint, Inc.*...............     1,788,249
                                               ------------
                                                  5,348,786
                                               ------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 2.5%
      2,850   Allergan, Inc. ................       231,050
      1,600   Bausch & Lomb, Inc. ...........       103,136



  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              MEDICAL EQUIPMENT AND SUPPLIES (CONTINUED)
      5,400   Baxter International, Inc. ....  $    186,516
     12,700   Becton, Dickinson and Company..       721,360
      5,700   Biomet, Inc. ..................       247,323
     18,550   Boston Scientific Corp.*.......       659,453
      2,600   CR Bard, Inc. .................       166,348
      2,800   Guidant Corp. .................       201,880
     95,200   Johnson & Johnson..............     6,037,583
     25,750   Medtronic, Inc. ...............     1,279,003
      8,100   St. Jude Medical, Inc.*........       339,633
      5,550   Zimmer Holdings, Inc.*.........       444,666
                                               ------------
                                                 10,617,951
                                               ------------
              METALS AND MINING -- 0.2%
      3,900   Nucor Corp.(d).................       204,126
      4,050   Phelps Dodge Corp. ............       400,626
      4,200   United States Steel Corp. .....       215,250
                                               ------------
                                                    820,002
                                               ------------
              OIL AND GAS: PIPELINES -- 0.1%
     21,150   Dynegy, Inc. -- Class A*(d)....        97,713
     12,650   El Paso Corp. .................       131,560
      1,100   Kinder Morgan, Inc. ...........        80,443
     11,150   Williams Companies, Inc. ......       181,634
                                               ------------
                                                    491,350
                                               ------------
              OIL, COAL AND GAS -- 4.9%
      3,750   Amerada Hess Corp. ............       308,925
      9,300   Anadarko Petroleum Corp. ......       602,733
      7,514   Apache Corp. ..................       379,983
      7,450   Baker Hughes, Inc. ............       317,892
      3,600   BJ Services Company............       167,544
     21,300   Burlington Resources, Inc. ....       926,550
     61,450   ChevronTexaco Corp. ...........     3,226,739
     22,913   ConocoPhillips.................     1,989,535
     25,600   Devon Energy Corp. ............       996,352
      2,850   EOG Resources, Inc. ...........       203,376
    161,050   Exxon Mobil Corp. .............     8,255,422
      9,650   Halliburton Company............       378,666
      2,400   Kerr-McGee Corp. ..............       138,696
      7,450   Marathon Oil Corp. ............       280,195
      1,350   Nabors Industries, Ltd.*.......        69,242
      3,350   Noble Corp.*...................       166,629
      8,450   Occidental Petroleum Corp. ....       493,142
      7,600   Praxair, Inc. .................       335,540
      3,100   Sunoco, Inc. ..................       253,301
      3,600   Transocean, Inc.*..............       152,604



                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2004



  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              OIL, COAL AND GAS (CONTINUED)
      5,600   Unocal Corp. ..................  $    242,144
     13,200   Valero Energy Corp. ...........       599,280
                                               ------------
                                                 20,484,490
                                               ------------
              PAPER AND FOREST PRODUCTS -- 0.3%
      5,800   Georgia-Pacific Corp. .........       217,384
      4,550   International Paper Company....       191,100
      2,850   Louisiana-Pacific Corp. .......        76,209
      4,950   MeadWestvaco Corp. ............       167,756
      1,850   Plum Creek Timber Company,
                Inc. ........................        71,114
      1,300   Temple-Inland, Inc. ...........        88,920
      8,750   Weyerhauser Company............       588,175
                                               ------------
                                                  1,400,658
                                               ------------
              PHARMACEUTICALS -- 3.2%
     34,100   Abbott Laboratories............     1,590,764
      4,300   AmerisourceBergen Corp. .......       252,324
     43,600   Bristol-Myers Squibb Company...     1,117,032
      9,600   Cardinal Health, Inc.(d).......       558,240
     23,550   Caremark Rx, Inc.*.............       928,577
      9,650   Eli Lilly and Company..........       547,638
      8,350   Forest Laboratories,
                Inc.*(d).....................       374,581
      3,715   Hospira, Inc.*.................       124,453
      2,500   King Pharmaceuticals, Inc.*....        31,000
     48,200   Merck & Company, Inc. .........     1,549,147
    160,410   Pfizer, Inc. ..................     4,313,424
     31,750   Schering-Plough Corp. .........       662,940
     29,800   Wyeth..........................     1,269,182
                                               ------------
                                                 13,319,302
                                               ------------
              PRINTING AND PUBLISHING -- 0.1%
        800   Knight-Ridder, Inc. ...........        53,552
      3,300   New York Times Company -- Class
                A............................       134,640
      3,300   RR Donnelley & Sons Company....       116,457
                                               ------------
                                                    304,649
                                               ------------
              REAL ESTATE INVESTMENT TRUSTS -- 0.1%
      3,850   Equity Office Properties
                Trust........................       112,112
        100   Equity Residential.............         3,618
      3,950   ProLogis.......................       171,154
      4,900   Simon Property Group, Inc. ....       316,883
                                               ------------
                                                    603,767
                                               ------------
              RESEARCH AND DEVELOPMENT -- 0.6%
     26,834   Amgen, Inc.*...................     1,721,400
      7,050   Biogen Idec, Inc.*.............       469,601
      2,150   Genzyme Corp.*.................       124,851



  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              RESEARCH AND DEVELOPMENT (CONTINUED)
      9,900   Gilead Sciences, Inc.*.........  $    346,401
      1,050   Millipore Corp.*(d)............        52,301
                                               ------------
                                                  2,714,554
                                               ------------
              RETAIL -- 3.9%
      6,800   Bed Bath & Beyond, Inc.*.......       270,844
      7,450   Best Buy Company, Inc. ........       442,679
      8,900   Circuit City Stores, Inc. .....       139,196
     24,500   Costco Wholesale Corp. ........     1,186,044
      9,500   CVS Corp. .....................       428,165
      3,900   Federated Department Stores,
                Inc. ........................       225,381
     82,650   Home Depot, Inc. ..............     3,532,460
     13,950   JC Penney Company, Inc.
                (Holding Company)............       577,530
      3,050   Kohl's Corp.*..................       149,969
     16,400   Lowe's Companies, Inc.(d)......       944,476
      6,650   May Department Stores
                Company......................       195,510
      3,100   Nordstrom, Inc. ...............       144,863
     14,850   Office Depot, Inc.*............       257,796
      3,500   RadioShack Corp. ..............       115,080
     25,850   Staples, Inc. .................       871,404
     19,950   Target Corp. ..................     1,036,004
     11,600   TJX Companies, Inc.(d).........       291,508
      4,250   Toys "R" Us, Inc.*.............        86,998
     91,220   Wal-Mart Stores, Inc. .........     4,818,239
     21,950   Walgreen Company...............       842,222
                                               ------------
                                                 16,556,368
                                               ------------
              RETAIL: RESTAURANTS -- 0.8%
      3,900   Darden Restaurants, Inc. ......       108,186
     63,950   McDonald's Corp. ..............     2,050,237
     14,650   Starbucks Corp.*...............       913,574
      2,550   Wendy's International, Inc. ...       100,113
      6,450   YUM! Brands, Inc. .............       304,311
                                               ------------
                                                  3,476,421
                                               ------------
              RETAIL: SUPERMARKETS -- 0.1%
      3,450   Albertson's, Inc.(d)...........        82,386
      5,150   SUPERVALU, Inc. ...............       177,778
      6,600   The Kroger Company*............       115,764
                                               ------------
                                                    375,928
                                               ------------
              RUBBER PRODUCTS -- 0.0%
      3,900   The Goodyear Tire & Rubber
                Company*.....................        57,174
                                               ------------



                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2004



  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 0.3%
     11,000   Agilent Technologies, Inc.*....  $    265,100
      6,700   Applera Corp.-Applied
                Biosystems Group.............       140,097
      2,750   Fisher Scientific
                International, Inc.*.........       171,545
      1,100   Pall Corp.(d)..................        31,845
      2,450   PerkinElmer, Inc. .............        55,101
      9,250   Thermo Electron Corp.*.........       279,257
      2,650   Waters Corp.*..................       123,994
                                               ------------
                                                  1,066,939
                                               ------------
              SEMICONDUCTORS -- 1.5%
      8,450   Altera Corp.*..................       174,915
      8,400   Analog Devices, Inc. ..........       310,128
     36,700   Applied Materials, Inc.*.......       627,570
      9,339   Freescale Semiconductor,
                Inc. -- Class B*.............       171,464
    137,850   Intel Corp. ...................     3,224,312
      4,800   KLA-Tencor Corp.*..............       223,584
      7,550   Linear Technology Corp. .......       292,638
      3,100   Maxim Integrated Products,
                Inc. ........................       131,409
      6,000   National Semiconductor
                Corp. .......................       107,700
     36,550   Texas Instruments, Inc. .......       899,861
                                               ------------
                                                  6,163,581
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 3.0%
     11,350   ALLTEL Corp. ..................       666,926
      6,760   AT&T Corp. ....................       128,846
     10,350   Avaya, Inc.*(d)................       178,020
     39,500   BellSouth Corp. ...............     1,097,705
      3,950   CenturyTel, Inc. ..............       140,107
      7,300   Citizens Communications
                Company......................       100,667
      3,850   Comverse Technology, Inc.*.....        94,133
     11,850   Corning, Inc.*.................       139,475
     91,850   Lucent Technologies,
                Inc.*(d).....................       345,356
     85,900   Motorola, Inc. ................     1,477,479
     25,600   Nextel Communications, Inc. --
                Class A*.....................       768,000
     35,050   QUALCOMM, Inc. ................     1,486,119
     16,500   Qwest Communications
                International, Inc.*.........        73,260
     71,000   SBC Communications, Inc. ......     1,829,669
      3,450   Scientific-Atlanta, Inc. ......       113,885
     31,050   Sprint Corp. (FON Group).......       771,593
     10,150   Tellabs, Inc.*.................        87,189
     78,950   Verizon Communications,
                Inc. ........................     3,198,264
                                               ------------
                                                 12,696,693
                                               ------------



  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              TOOLS -- 0.0%
      1,700   Snap-on, Inc. .................  $     58,412
      2,550   Stanley Works(d)...............       124,925
                                               ------------
                                                    183,337
                                               ------------
              TOYS -- 0.1%
      3,750   Hasbro, Inc. ..................        72,675
      9,750   Mattel, Inc. ..................       190,028
                                               ------------
                                                    262,703
                                               ------------
              TRANSPORTATION -- 0.3%
      9,100   Burlington Northern Santa Fe
                Corp. .......................       430,521
      5,300   CSX Corp. .....................       212,424
     14,750   Norfolk Southern Corp. ........       533,802
      1,250   Ryder System, Inc. ............        59,713
      5,050   Sabre Holdings Corp. -- Class
                A............................       111,908
                                               ------------
                                                  1,348,368
                                               ------------
              UTILITIES: ELECTRIC -- 1.6%
     25,350   AES Corp.*.....................       346,535
      1,850   Ameren Corp. ..................        92,759
      9,540   American Electric Power
                Company, Inc. ...............       327,604
      4,050   Cinergy Corp. .................       168,602
      5,800   Consolidated Edison, Inc.(d)...       253,750
      4,000   Constellation Energy Group,
                Inc. ........................       174,840
      2,850   Dominion Resources, Inc.
                (Virginia)...................       193,059
      3,350   DTE Energy Company.............       144,486
     48,400   Duke Energy Corp. .............     1,225,971
      7,600   Edison International...........       243,428
      4,950   Entergy Corp. .................       334,571
     14,300   Exelon Corp. ..................       630,200
      8,350   FirstEnergy Corp. .............       329,909
      4,250   FPL Group, Inc. ...............       317,688
      8,450   PG&E Corp.*....................       281,216
      2,150   Pinnacle West Capital Corp. ...        95,482
      7,050   PPL Corp. .....................       375,624
     16,050   Southern Company(d)............       537,995
      9,250   TXU Corp.(d)...................       597,179
      9,550   Xcel Energy, Inc. .............       173,810
                                               ------------
                                                  6,844,708
                                               ------------
              UTILITIES: GAS -- 0.1%
      4,550   KeySpan Corp. .................       179,498
      2,300   NiSource, Inc. ................        52,394
      9,200   Sempra Energy..................       337,456
                                               ------------
                                                    569,348
                                               ------------
              TOTAL COMMON STOCKS
                (Cost $233,132,030)..........   267,160,980
                                               ------------



                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL
 ---------
              US TREASURY SECURITIES -- 9.0%
              US TREASURY BONDS -- 2.5%
$ 2,345,000   10.38%, 11/15/12(d)............  $  2,796,598
  1,150,000   12.00%, 08/15/13(d)............     1,482,512
  1,000,000   6.00%, 02/15/26................     1,145,821
  1,260,000   6.13%, 11/15/27................     1,471,986
  1,060,000   5.50%, 08/15/28................     1,147,616
  2,405,000   5.38%, 02/15/31(d).............     2,601,347
                                               ------------
                                                 10,645,880
                                               ------------
              US TREASURY NOTES -- 6.5%
 14,120,000   2.38%, 08/31/06................    13,983,771
  4,130,000   2.50%, 09/30/06(d).............     4,095,638
  4,370,000   2.50%, 10/31/06................     4,330,569
  4,280,000   3.00%, 11/15/07(d).............     4,254,924
    545,000   3.50%, 12/15/09(d).............       542,531
                                               ------------
                                                 27,207,433
                                               ------------
              TOTAL US TREASURY SECURITIES
                (Cost $38,048,417)...........    37,853,313
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 16.1%
              FANNIE MAE -- 10.5%
    300,000   1.75%, 06/16/06................       294,284
  2,225,000   2.71%, 01/30/07................     2,200,957
  1,355,000   2.35%, 04/05/07................     1,327,409
    520,000   3.13%, 03/16/09................       505,776
     40,000   6.63%, 09/15/09................        44,708
  1,160,000   5.50%, 07/18/12................     1,174,138
    700,000   4.75%, 02/21/13................       696,940
    352,718   PL# 252345, 6.00%,
                03/01/14(e)..................       370,501
    307,513   PL# 254346, 6.50%, 06/01/32....       322,868
    181,523   PL# 255069, 5.00%, 01/01/34....       180,515
    372,682   PL# 255225, 5.50%,
                06/01/34(e)..................       378,689
    119,366   PL# 255269, 5.50%,
                07/01/34(e)..................       121,290
  1,200,119   PL# 255452, 5.50%,
                10/01/19(e)..................     1,241,484
    234,067   PL# 323842, 5.50%,
                07/01/14(e)..................       242,643
    654,689   PL# 357414, 4.00%, 07/01/18....       640,528
    300,992   PL# 406815, 7.00%, 07/01/28....       319,616
    277,732   PL# 535675, 7.00%, 01/01/16....       294,551
        983   PL# 549906, 7.50%, 09/01/30....         1,054
      3,893   PL# 552549, 7.50%, 09/01/30....         4,173
    775,293   PL# 555034, 6.00%,
                09/01/17(e)..................       813,116
     30,482   PL# 555455, 6.00%, 04/01/18....        31,969
      9,969   PL# 555514, 6.00%, 11/01/17....        10,456
    473,802   PL# 555531, 5.50%,
                06/01/33(e)..................       481,569
      1,295   PL# 558384, 7.50%, 01/01/31....         1,388
     96,863   PL# 566031, 6.00%, 03/01/16....       101,594
      4,236   PL# 568677, 7.50%, 01/01/31....         4,540
      3,648   PL# 572762, 7.50%, 03/01/31....         3,910
     23,642   PL# 575334, 6.00%, 04/01/16....        24,796



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FANNIE MAE (CONTINUED)
$    38,629   PL# 577523, 6.00%, 05/01/16....  $     40,516
     12,029   PL# 578769, 6.00%, 05/01/16....        12,617
    167,083   PL# 579234, 6.00%, 04/01/16....       175,244
      5,222   PL# 581450, 6.50%, 06/01/31....         5,486
     20,648   PL# 582178, 7.50%, 06/01/31....        22,129
     85,193   PL# 582491, 6.00%, 05/01/16....        89,354
      5,112   PL# 589433, 6.50%, 07/01/31....         5,368
     13,627   PL# 594316, 6.50%, 07/01/31....        14,310
      2,676   PL# 602859, 6.50%, 10/01/31....         2,810
     68,821   PL# 614924, 7.00%, 12/01/16....        72,985
     30,694   PL# 618454, 5.50%,
                12/01/16(e)..................        31,782
      6,463   PL# 620174, 6.50%, 12/01/31....         6,786
    142,925   PL# 627256, 6.50%, 03/01/32....       150,061
     74,218   PL# 629167, 6.50%, 08/01/32....        77,924
    300,970   PL# 635164, 6.50%, 08/01/32....       315,998
     66,030   PL# 643361, 6.00%, 07/01/17....        69,252
    176,367   PL# 650296, 6.50%, 08/01/32....       185,173
    333,295   PL# 693252, 6.50%, 03/01/33....       349,741
     44,218   PL# 701353, 5.50%,
                04/01/18(e)..................        45,761
    183,337   PL# 725174, 5.50%,
                01/01/19(e)..................       189,692
  3,342,696   PL# 725232, 5.00%,
                03/01/34(e)..................     3,324,133
    305,811   PL# 725418, 6.50%, 05/01/34....       321,128
    705,477   PL# 725464, 6.00%, 04/01/19....       740,798
    468,066   PL# 725551, 5.50%,
                06/01/19(e)..................       484,290
    917,808   PL# 725603, 5.50%, 07/01/19....       949,621
    371,006   PL# 727361, 5.00%, 08/01/18....       377,415
  2,000,000   PL# 739339, 5.50%, 09/01/18....     2,069,323
    148,508   PL# 740491, 6.00%, 10/01/18....       155,746
     45,861   PL# 744714, 4.50%,
                10/01/18(e)..................        45,832
     94,347   PL# 748975, 4.00%, 10/01/18....        92,306
    517,149   PL# 749105, 4.50%,
                10/01/18(e)..................       516,829
    642,353   PL# 770052, 4.50%,
                03/01/19(e)..................       640,912
    152,704   PL# 772962, 5.50%,
                05/01/34(e)..................       155,166
  1,185,251   PL# 773068, 5.50%,
                03/01/34(e)..................     1,204,356
     91,121   PL# 773100, 5.50%,
                04/01/34(e)..................        92,590
    483,211   PL# 773177, 5.50%,
                06/01/34(e)..................       490,999
    468,643   PL# 773385, 5.50%,
                05/01/34(e)..................       476,197
    217,187   PL# 773589, 5.50%,
                07/01/34(e)..................       220,688
    745,617   PL# 777336, 4.50%,
                04/01/19(e)..................       743,945
     48,504   PL# 779556, 5.50%,
                06/01/34(e)..................        49,286
    868,362   PL# 780899, 5.50%,
                05/01/34(e)..................       882,360
    449,101   PL# 786388, 5.50%,
                07/01/34(e)..................       456,340
    496,580   PL# 788262, 5.50%,
                07/01/34(e)..................       504,585
    698,055   PL# 791674, 6.00%, 09/01/17....       732,149
    111,703   PL# 792083, 6.50%, 10/01/34....       117,216
    525,863   PL# 793193, 5.50%, 07/01/19....       543,988
    700,000   TBA, 4.00%, 01/01/20...........       683,375



                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FANNIE MAE (CONTINUED)
$   600,000   TBA, 4.50%, 01/01/20...........  $    598,125
  3,200,000   TBA, 5.00%, 01/01/20...........     3,251,002
  1,500,000   TBA, 4.56%, 12/01/34...........     1,511,250
    700,000   TBA, 4.50%, 01/01/35...........       676,593
    800,000   TBA, 5.00%, 01/01/35...........       793,750
    100,000   TBA, 5.50%, 01/01/35...........       101,531
  4,400,000   TBA, 6.00%, 01/01/35...........     4,549,874
  2,000,000   TBA, 6.50%, 01/01/35...........     2,097,500
                                               ------------
                                                 44,349,649
                                               ------------
              FREDDIE MAC -- 0.6%
     60,000   3.88%, 11/10/08................        60,131
    410,000   3.88%, 01/12/09................       408,685
  1,230,000   4.13%, 02/24/11................     1,212,666
    695,000   Series MTN, 3.01%, 04/19/07....       690,543
                                               ------------
                                                  2,372,025
                                               ------------
              FREDDIE MAC GOLD -- 2.2%
  2,700,000   4.50%, 12/16/10................     2,700,909
    261,749   PL# A12447, 6.00%,
                08/01/33(e)..................       270,591
    220,881   PL# A12800, 5.50%, 08/01/33....       224,665
    487,537   PL# B13607, 4.50%,
                04/01/19(e)..................       486,363
    471,182   PL# B14156, 4.00%, 05/01/19....       461,135
    481,176   PL# B14794, 4.50%,
                06/01/19(e)..................       480,017
    531,786   PL# C01623, 5.50%,
                09/01/33(e)..................       540,895
     50,703   PL# C64741, 7.00%, 03/01/32....        53,753
    496,395   PL# C75655, 6.00%,
                01/01/33(e)..................       513,646
    189,159   PL# E90827, 5.50%, 08/01/17....       195,674
      9,726   PL# G01309, 7.00%, 08/01/31....        10,311
     97,915   PL# G01315, 7.00%, 09/01/31....       103,837
    245,732   PL# G01391, 7.00%, 04/01/32....       260,595
    372,206   PL# M80813, 4.00%, 04/01/10....       370,822
  1,000,000   TBA, 5.50%, 01/01/20...........     1,032,812
    600,000   TBA, 6.00%, 01/01/35...........       619,875
  1,100,000   TBA, 5.00%, 01/01/35...........     1,092,438
                                               ------------
                                                  9,418,338
                                               ------------
              GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION -- 1.3%
    287,558   PL# 3161, 6.50%, 11/20/31......       302,429
      9,677   PL# 461836, 7.00%, 01/15/28....        10,304
     35,472   PL# 480112, 6.00%, 04/15/29....        36,878
     31,735   PL# 499445, 6.00%, 04/15/29....        32,992
     44,619   PL# 552851, 6.00%, 10/15/32....        46,312
    103,347   PL# 555581, 7.00%, 10/15/31....       109,878
     98,083   PL# 578249, 6.00%, 10/15/32....       101,805
    297,321   PL# 590257, 6.00%, 10/15/32....       308,605
    100,010   PL# 594411, 6.50%, 09/15/32....       105,402



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                (CONTINUED)
$     2,941   PL# 596647, 7.00%, 09/15/32....  $      3,127
    169,549   PL# 607183, 6.00%, 11/15/33....       175,888
    192,190   PL# 616026, 6.00%, 10/15/33....       199,376
    857,686   PL# 625651, 5.50%,
                01/15/34(e)..................       876,699
    185,322   PL# 629348, 5.50%,
                02/15/34(e)..................       189,430
     88,645   PL# 780914, 6.00%, 11/15/28....        92,228
    304,299   PL# 781328, 7.00%, 09/15/31....       323,611
  1,368,242   PL# 80916, 3.75%, 05/20/34.....     1,349,838
  1,100,000   TBA, 5.50%, 01/01/35...........     1,122,688
                                               ------------
                                                  5,387,490
                                               ------------
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 1.1%
    600,000   Fannie Mae Grantor Trust,
                Series 2001-T2, Class B,
                6.02%, 11/25/10..............       654,297
    390,129   Fannie Mae, Series 1999-7,
                Class AB, 6.00%,
                03/25/29.....................       403,327
    365,000   Fannie Mae, Series 2002-81,
                Class BR, 5.25%,
                04/25/25.....................       373,895
    430,000   Fannie Mae, Series 2004-101,
                Class AR,
                5.50%, 01/25/35..............       448,813
    601,746   Fannie Mae, Series 2004-60,
                Class LB,
                5.00%, 04/25/34..............       613,974
    730,000   Fannie Mae, Series 2004-99,
                Class A0,
                5.50%, 01/25/34..............       751,448
    325,000   Freddie Mac, Series 2550, Class
                QP,
                5.00%, 03/15/26..............       328,564
    602,485   Freddie Mac, Series 2825, Class
                VP,
                5.50%, 06/15/15..............       623,866
    426,913   Freddie Mac, Series 2877, Class
                PA,
                5.50%, 07/15/33..............       440,328
                                               ------------
                                                  4,638,512
                                               ------------
              PRIVATE ASSET BACKED: US GOVERNMENT
                AGENCIES -- 0.3%
    472,946   Small Business Administration,
                Series 2002-P10B, Class 1,
                5.20%, 08/01/12..............       483,410
    637,152   Small Business Administration,
                Series 2004-P10A,
                4.50%, 02/10/14..............       633,403
                                               ------------
                                                  1,116,813
                                               ------------



                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              RESOLUTION FUNDING STRIPS -- 0.1%
$   250,000   Zero coupon, 07/15/18..........  $    127,526
    250,000   Zero coupon, 10/15/18..........       125,603
                                               ------------
                                                    253,129
                                               ------------
              TOTAL US GOVERNMENT AGENCY
                SECURITIES (Cost
                $67,141,801).................    67,535,956
                                               ------------
              CORPORATE BONDS AND NOTES -- 12.0%
              AEROSPACE AND DEFENSE -- 0.3%
     35,000   B/E Aerospace,
                8.50%, 10/01/10..............        38,675
    190,000   Lockheed Martin Corp.,
                7.65%, 05/01/16..............       233,258
     80,000   Lockheed Martin Corp.,
                8.50%, 12/01/29..............       109,798
    110,000   Lockheed Martin Corp.,
                7.20%, 05/01/36..............       134,019
    220,000   Northrop Grumman Corp.,
                4.08%, 11/16/06..............       222,322
     90,000   Northrop Grumman Corp.,
                7.13%, 02/15/11..............       103,415
     20,000   Northrop Grumman Corp.,
                7.75%, 02/15/31..............        25,688
    720,000   RC Trust I,
                7.00%, 05/15/06..............       379,575
                                               ------------
                                                  1,246,750
                                               ------------
              AUTOMOBILES/MOTOR VEHICLES -- 0.1%
     60,000   Daimler Chrysler AG Corp.,
                7.45%, 03/01/27..............        66,901
     25,000   Daimler Chrysler NA Holding,
                4.05%, 06/04/08..............        24,968
    150,000   Daimler Chrysler NA Holding,
                Series MTND, Floating Rate,
                2.94%, 09/10/07(b)...........       150,607
                                               ------------
                                                    242,476
                                               ------------
              BANKS -- 2.2%
    400,000   American Express Bank FSB,
                Series BKNT, Floating Rate,
                2.49%, 11/21/07(c)...........       400,164
    250,000   American Express Centurion
                Bank, Series BKNT,
                4.38%, 07/30/09..............       254,242
    155,000   Bank of America Corp.,
                3.88%, 01/15/08..............       156,320
    175,000   Bank of America Corp.,
                3.25%, 08/15/08..............       172,160
      5,000   Bank of America Corp.,
                7.80%, 02/15/10..............         5,821
     80,000   Bank of America Corp.,
                4.38%, 12/01/10..............        80,342
     45,000   Bank of America Corp.,
                5.38%, 06/15/14..............        47,048
    325,000   Bank One Corp.,
                6.00%, 08/01/08..............       348,121



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              BANKS (CONTINUED)
$   175,000   Chase Manhattan Corp.,
                7.13%, 06/15/09..............  $    194,895
    600,000   DEPFA ACS Bank,
                3.63%, 10/29/08..............       596,249
    190,000   FleetBoston Financial Corp.,
                3.85%, 02/15/08..............       191,020
    260,000   HBOS Treasury Services
                PLC -- 144A,
                3.75%, 09/30/08..............       259,791
    575,000   HSBC Bank USA, Series BKNT,
                Floating Rate,
                2.59%, 09/21/07(b)...........       575,695
    175,000   JP Morgan Chase & Company,
                5.35%, 03/01/07..............       181,744
     50,000   JP Morgan Chase & Company,
                5.25%, 05/30/07..............        52,009
     75,000   JP Morgan Chase & Company,
                3.63%, 05/01/08..............        74,526
     50,000   JP Morgan Chase & Company,
                3.50%, 03/15/09..............        49,036
     85,000   JP Morgan Chase & Company,
                Floating Rate,
                2.75%, 10/02/09(b)...........        85,217
    250,000   National City Bank, Series
                BKNT, Floating Rate,
                2.67%, 06/29/09(b)...........       250,153
    115,000   RBS Capital Trust I,
                Variable Rate,
                4.71%, perpetual(a)..........       112,226
    300,000   State Street Bank & Trust,
                Series CD1, Floating Rate,
                2.41%, 12/11/06(b)...........       299,820
    290,000   SunTrust Banks, Inc.,
                3.63%, 10/15/07..............       289,510
    150,000   SunTrust Banks, Inc.,
                4.00%, 10/15/08..............       151,514
    215,000   SunTrust Banks, Inc.,
                4.42%, 06/15/09..............       218,113
    250,000   Swedish Export Credit,
                2.88%, 01/26/07..............       247,615
    100,000   UBS Preferred Funding Trust I,
                Variable Rate,
                8.62%, perpetual(a)..........       120,342
     50,000   US Bancorp, Series MTNN,
                3.95%, 08/23/07..............        50,512
    475,000   US Bank NA,
                2.87%, 02/01/07..............       471,123
    275,000   US Bank NA,
                2.40%, 03/12/07..............       270,003
    275,000   US Bank NA, Series BKNT,
                Floating Rate,
                2.59%, 10/01/07(b)...........       275,200
    115,000   Wachovia Corp.,
                3.63%, 02/17/09..............       113,784



                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              BANKS (CONTINUED)
$ 1,025,000   Wells Fargo & Company,
                4.00%, 08/15/08..............  $  1,032,713
    625,000   Wells Fargo & Company,
                4.20%, 01/15/10..............       628,245
    200,000   Wells Fargo & Company,
                Floating Rate,
                2.61%, 09/28/07(b)...........       200,193
    725,000   Wells Fargo & Company,
                Floating Rate,
                2.59%, 09/15/09(b)...........       725,101
    100,000   Wells Fargo Bank NA, Series
                BKNT, Variable Rate,
                7.80%, 06/15/10(a)...........       102,104
                                               ------------
                                                  9,282,671
                                               ------------
              BROADCAST SERVICES/MEDIA -- 0.6%
    170,000   Charter Communications Holdings
                LLC,
                10.75%, 10/01/09.............       155,550
    465,000   Comcast Cable Communications,
                Inc.,
                6.75%, 01/30/11..............       522,845
     30,000   Comcast Corp.,
                5.50%, 03/15/11..............        31,750
     50,000   Cox Communications, Inc.,
                7.75%, 11/01/10..............        57,343
    200,000   Cox Communications, Inc. --
                144A,
                4.63%, 01/15/10..............       199,760
     40,000   CSC Holdings, Inc.,
                7.88%, 02/15/18..............        43,400
     70,000   CSC Holdings, Inc. -- 144A,
                6.75%, 04/15/12(d)...........        72,450
     60,000   EchoStar DBS Corp. -- 144A,
                6.63%, 10/01/14..............        61,050
     20,000   News America Holdings,
                7.63%, 11/30/28..............        23,821
     75,000   News America, Inc.,
                7.30%, 04/30/28..............        86,195
    175,000   News America, Inc.,
                7.28%, 06/30/28..............       200,593
    100,000   News America, Inc. -- 144A,
                5.30%, 12/15/14..............       101,374
     10,000   Rogers Cable, Inc. -- 144A
                (Canada),
                6.75%, 03/15/15..............        10,275
     83,000   TCI Communications, Inc.,
                7.88%, 08/01/13..............        99,677
     35,000   TCI Communications, Inc.,
                8.75%, 08/01/15..............        44,723
    110,000   TCI Communications, Inc.,
                7.88%, 02/15/26..............       135,464



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              BROADCAST SERVICES/MEDIA (CONTINUED)
$   380,000   Time Warner, Inc.,
                6.63%, 05/15/29..............  $    410,733
     50,000   Walt Disney Company, Series
                MTNB,
                6.20%, 06/20/14..............        55,450
                                               ------------
                                                  2,312,453
                                               ------------
              CHEMICALS -- 0.0%
     60,000   Crown Euro Holdings SA
                (France),
                9.50%, 03/01/11..............        68,700
     45,000   Nalco Company,
                7.75%, 11/15/11..............        48,825
                                               ------------
                                                    117,525
                                               ------------
              FINANCIAL SERVICES -- 2.2%
    130,000   Associates Corp. NA,
                6.25%, 11/01/08..............       141,040
    375,000   Citigroup, Inc.,
                3.50%, 02/01/08..............       373,597
  1,565,000   Citigroup, Inc.,
                3.63%, 02/09/09(d)...........     1,553,041
    100,000   Citigroup, Inc.,
                6.20%, 03/15/09..............       108,785
    700,000   Citigroup, Inc., Floating Rate,
                2.59%, 06/09/09(b)...........       701,939
     30,000   E*TRADE Financial Corp. --
                144A,
                8.00%, 06/15/11..............        32,400
    710,000   Eksportfinans ASA, Series MTN,
                3.38%, 01/15/08..............       706,841
    175,000   General Electric Capital Corp.,
                Series MTNA,
                6.50%, 12/10/07..............       188,700
    995,000   General Electric Capital Corp.,
                Series MTNA,
                4.25%, 01/15/08..............     1,011,465
    610,000   General Electric Capital Corp.,
                Series MTNA,
                3.60%, 10/15/08..............       603,860
     60,000   General Electric Capital Corp.,
                Series MTNA,
                4.38%, 11/21/11..............        59,732
    650,000   General Electric Capital Corp.,
                Series MTNA, Floating Rate,
                2.22%, 07/28/08(b)...........       651,223
    420,000   General Motors Acceptance
                Corp.,
                5.63%, 05/15/09..............       420,416
    175,000   General Motors Acceptance
                Corp.,
                7.25%, 03/02/11..............       183,445
    100,000   General Motors Acceptance
                Corp.,
                6.88%, 09/15/11..............       102,616



                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
$    25,000   General Motors Acceptance
                Corp.,
                8.00%, 11/01/31..............  $     25,769
     50,000   Household Finance Corp.,
                7.20%, 07/15/06..............        52,819
    325,000   Household Finance Corp.,
                6.50%, 11/15/08..............       353,765
    125,000   Household Finance Corp.,
                4.13%, 12/15/08..............       125,624
     50,000   Household Finance Corp.,
                7.00%, 05/15/12..............        57,182
    390,000   Household Finance Corp.,
                6.38%, 11/27/12..............       431,580
    100,000   HSBC Finance Corp.,
                6.75%, 05/15/11..............       112,369
     55,000   Lehman Brothers Holdings, Inc.,
                7.00%, 02/01/08..............        60,134
    400,000   Nationwide Building Society --
                144A,
                3.50%, 07/31/07..............       398,427
     45,000   REFCO Finance Holdings -- 144A,
                9.00%, 08/01/12..............        49,500
    375,000   SLM Corp.,
                4.00%, 01/15/10..............       372,516
     60,000   SLM Corp., Series MTNA,
                3.63%, 03/17/08..............        59,757
    220,000   TIAA Global Markets -- 144A,
                3.88%, 01/22/08..............       221,522
    175,000   USAA Capital Corp. -- 144A,
                Series MTNB,
                4.00%, 12/10/07..............       177,121
                                               ------------
                                                  9,337,185
                                               ------------
              FOOD AND BEVERAGE -- 0.1%
    195,000   Diageo Capital PLC,
                3.38%, 03/20/08..............       193,298
    125,000   General Mills, Inc.,
                5.13%, 02/15/07..............       128,404
                                               ------------
                                                    321,702
                                               ------------
              INSURANCE -- 0.5%
    225,000   Allstate Financial Global
                Funding -- 144A,
                6.15%, 02/01/06..............       232,020
    125,000   ASIF Global Financial
                XVIII -- 144A,
                3.85%, 11/26/07..............       125,563
    610,000   ASIF Global Financial
                XXIII -- 144A,
                3.90%, 10/22/08..............       610,265
    225,000   Berkshire Hathaway Finance
                Corp.,
                3.38%, 10/15/08..............       222,621
    195,000   Berkshire Hathaway Finance
                Corp. -- 144A,
                3.40%, 07/02/07..............       194,654



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              INSURANCE (CONTINUED)
$   150,000   Liberty Mutual Group -- 144A,
                5.75%, 03/15/14..............  $    147,728
     90,000   Marsh & McLennan Companies,
                Inc.,
                5.38%, 07/15/14..............        88,097
    100,000   New York Life Insurance --
                144A,
                5.88%, 05/15/33..............       103,826
    210,000   Protective Life Secured Trust,
                Series MTN,
                3.70%, 11/24/08..............       209,571
                                               ------------
                                                  1,934,345
                                               ------------
              LEISURE AND RECREATION -- 0.0%
     25,000   MGM MIRAGE,
                6.00%, 10/01/09..............        25,750
     70,000   Wynn Las Vegas LLC/Capital
                Corp. -- 144A,
                6.63%, 12/01/14..............        69,650
                                               ------------
                                                     95,400
                                               ------------
              MANUFACTURING -- 0.0%
     50,000   Briggs & Stratton Corp.,
                8.88%, 03/15/11..............        60,375
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 0.0%
     40,000   HCA, Inc.,
                5.50%, 12/01/09..............        40,056
    115,000   WellPoint, Inc. -- 144A,
                5.95%, 12/15/34..............       116,526
                                               ------------
                                                    156,582
                                               ------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 0.0%
     95,000   Boston Scientific Corp.,
                5.45%, 06/15/14..............        98,872
                                               ------------
              METALS AND MINING -- 0.0%
     20,000   International Steel Group,
                6.50%, 04/15/14..............        21,550
     33,000   Ispat Inland ULC,
                9.75%, 04/01/14..............        40,920
     25,000   TriMas Corp.,
                9.88%, 06/15/12..............        26,625
                                               ------------
                                                     89,095
                                               ------------
              OIL AND GAS: PIPELINES -- 0.1%
    275,000   Consolidated Natural Gas,
                Series A,
                5.00%, 03/01/14..............       276,145
    100,000   El Paso Natural Gas,
                8.63%, 01/15/22..............       117,125
     60,000   Transcontinental Gas Pipe Line
                Corp., Series B,
                8.88%, 07/15/12..............        73,275



                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              OIL AND GAS: PIPELINES (CONTINUED)
$    60,000   Williams Companies, Inc.,
                7.63%, 07/15/19..............  $     66,300
     25,000   Williams Companies, Inc.,
                7.75%, 06/15/31..............        26,313
                                               ------------
                                                    559,158
                                               ------------
              OIL, COAL AND GAS -- 0.4%
     80,000   Amerada Hess Corp.,
                7.30%, 08/15/31..............        89,526
    235,000   Amerada Hess Corp.,
                7.13%, 03/15/33..............       259,223
    130,000   Anadarko Finance Company,
                Series B,
                7.50%, 05/01/31..............       161,581
     20,000   Chesapeake Energy Corp. --
                144A,
                6.38%, 06/15/15..............        20,650
    140,000   Conoco Funding Company,
                6.35%, 10/15/11..............       156,482
    100,000   Devon Energy Corp.,
                7.95%, 04/15/32..............       128,189
     50,000   Devon Financing Corp. ULC,
                7.88%, 09/30/31..............        63,154
     50,000   El Paso Production Holding
                Company,
                7.75%, 06/01/13..............        52,625
    230,000   EnCana Corp.,
                6.30%, 11/01/11..............       253,050
    100,000   Enterprise Products Operating
                LP -- 144A,
                4.00%, 10/15/07..............        99,821
     75,000   Hanover Equipment Trust, Series
                B,
                8.75%, 09/01/11..............        81,750
     75,000   Suncor Energy, Inc.,
                5.95%, 12/01/34..............        78,908
                                               ------------
                                                  1,444,959
                                               ------------
              PAPER AND FOREST PRODUCTS -- 0.0%
     70,000   Georgia-Pacific Corp.,
                8.00%, 01/15/24..............        81,550
                                               ------------
              PHARMACEUTICALS -- 0.1%
    125,000   Bristol-Myers Squibb,
                6.88%, 08/01/97..............       143,980
     75,000   Elan Finance PLC/Elan Finance
                Corp. -- 144A (Brazil),
                7.75%, 11/15/11..............        80,250
     75,000   Merck & Company, Inc.,
                5.95%, 12/01/28..............        77,876
    110,000   Wyeth,
                6.50%, 02/01/34..............       117,754
                                               ------------
                                                    419,860
                                               ------------



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: AUTOMOBILES/MOTOR
                VEHICLES -- 0.2%
$   865,852   Daimler Chrysler Auto Trust,
                Series 2001-C, Class A4,
                4.63%, 12/06/06..............  $    870,609
                                               ------------
              PRIVATE ASSET BACKED: BANKS -- 0.1%
    483,785   Bank of America Alternative
                Loan Trust, Series 2004-7,
                Class 4A1,
                5.00%, 08/25/19..............       489,856
                                               ------------
              PRIVATE ASSET BACKED: CREDIT CARDS -- 1.2%
  1,075,000   Chase Issuance Trust, Series
                2004-A9, Class A9,
                3.22%, 06/15/10..............     1,068,157
  1,250,000   Citibank Credit Card Issuance
                Trust, Series 2003-A6,
                Class A6,
                2.90%, 05/17/10(f)...........     1,217,786
  1,475,000   Citibank Credit Card Issuance
                Trust, Series 2004-A1,
                Class A1,
                2.55%, 01/20/09..............     1,450,822
  1,200,000   MBNA Credit Card Master Note
                Trust, Series 2004-A4,
                Class A4,
                2.70%, 09/15/09..............     1,180,632
                                               ------------
                                                  4,917,397
                                               ------------
              PRIVATE ASSET BACKED: FINANCIAL
                SERVICES -- 0.3%
    740,000   Greenwich Capital Commercial
                Funding Corp., Series
                2004-GG1, Class A4,
                4.76%, 06/10/36..............       756,926
    510,000   Morgan Stanley Capital I,
                Series 1999-FNV1, Class A2,
                6.53%, 03/15/31..............       553,942
                                               ------------
                                                  1,310,868
                                               ------------
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 2.0%
    322,912   Bear Stearns Commercial
                Mortgage Securities, Series
                2001, Class A1,
                6.08%, 02/15/35..............       338,809
    720,000   Chase Commercial Mortgage
                Securities Corp., Series
                2000-3, Class A2,
                7.32%, 10/15/32..............       823,108
  1,075,000   Countrywide Asset-Backed
                Certificates, Series 2004-13,
                Class AV4, Floating Rate,
                2.71%, 06/25/35(c)...........     1,075,000
    900,000   GMAC Commercial Mortgage
                Securities, Inc., Series
                1999-C2, Class A2,
                6.95%, 09/15/33..............       996,151



                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)
$   712,277   GMAC Commercial Mortgage
                Securities, Inc., Series
                1999-C3, Class A2,
                7.18%, 08/15/36..............  $    795,752
  1,090,000   GMAC Commercial Mortgage
                Securities, Inc., Series
                2000-C3, Class A2,
                6.96%, 09/15/35..............     1,232,820
    589,094   GS Mortgage Securities Corp.,
                Series 1998-C1, Class A3,
                6.14%, 10/18/30..............       627,378
    680,000   JP Morgan Chase Commercial
                Mortgage Securities Corp.,
                Series 2001-CIB2, Class A3,
                6.43%, 04/15/35..............       755,465
    605,000   LB-UBS Commercial Mortgage
                Trust, Series 2000-C4,
                Class A2,
                7.37%, 08/15/26..............       691,643
    900,000   LB-UBS Commercial Mortgage
                Trust, Series 2004-C6,
                Class A2,
                4.19%, 08/15/29..............       904,547
                                               ------------
                                                  8,240,673
                                               ------------
              PRIVATE ASSET BACKED: UTILITIES -- 0.6%
  2,000,000   Peco Energy Transition Trust,
                Series 2000-A, Class A4,
                7.65%, 03/01/10..............     2,305,007
                                               ------------
              REAL ESTATE -- 0.0%
     65,000   EOP Operating LP,
                4.75%, 03/15/14..............        62,994
     90,000   EOP Operating LP,
                7.50%, 04/19/29..............       104,638
                                               ------------
                                                    167,632
                                               ------------
              REAL ESTATE INVESTMENT TRUSTS -- 0.1%
    225,000   Developers Diversified Realty
                Corp.,
                3.88%, 01/30/09..............       221,004
    325,000   Rouse Company,
                5.38%, 11/26/13..............       312,329
                                               ------------
                                                    533,333
                                               ------------
              RESEARCH AND DEVELOPMENT -- 0.0%
     45,000   Bio-Rad Laboratories,
                Inc. -- 144A,
                6.13%, 12/15/14..............        45,563
                                               ------------
              SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 0.0%
     15,000   Fisher Scientific
                International, Inc. -- 144A,
                6.75%, 08/15/14..............        16,163
                                               ------------



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              SEMICONDUCTORS -- 0.0%
$    10,000   Freescale Semiconductor, Inc.,
                6.88%, 07/15/11..............  $     10,775
     25,000   Freescale Semiconductor, Inc.,
                Floating Rate,
                4.82%, 07/15/09(b)...........        26,156
     25,000   MagnaChip Semiconductor,
                Ltd. -- 144A, Floating Rate,
                5.76%, 12/15/11(b)...........        25,813
                                               ------------
                                                     62,744
                                               ------------
              SPECIAL PURPOSE ENTITY -- 0.0%
     35,000   Rainbow National Services
                LLC -- 144A,
                8.75%, 09/01/12..............        38,588
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 0.5%
    350,000   BellSouth Corp.,
                4.20%, 09/15/09..............       351,284
     25,000   BellSouth Corp.,
                6.55%, 06/15/34..............        27,334
      5,000   British Telecom PLC,
                Variable Rate,
                8.88%, 12/15/30(m)...........         6,715
     50,000   Cincinnati Bell, Inc.,
                8.38%, 01/15/14(d)...........        50,875
     75,000   Citizens Communications
                Company,
                6.25%, 01/15/13..............        75,938
     75,000   Deutsche Telekom International
                Corp., Variable Rate,
                8.25%, 06/15/05(m)...........        76,756
     25,000   France Telecom,
                9.25%, 03/01/31..............        33,990
     80,000   MCI, Inc.,
                6.91%, 05/01/07..............        82,100
     55,000   MCI, Inc.,
                6.69%, 05/01/09..............        57,063
     65,000   New England Telephone &
                Telegraph,
                7.88%, 11/15/29..............        78,714
    210,000   New Jersey Bell Telephone,
                7.85%, 11/15/29..............       254,256
     50,000   Nextel Communications, Inc.,
                5.95%, 03/15/14..............        52,000
     60,000   Qwest Communications
                International -- 144A,
                7.50%, 02/15/14..............        60,900
    155,000   Qwest Corp. -- 144A,
                7.88%, 09/01/11..............       168,950
     50,000   Qwest Corp. -- 144A,
                9.13%, 03/15/12..............        58,000
     40,000   Rogers Wireless, Inc. (Canada),
                6.38%, 03/01/14..............        39,800
     30,000   Rogers Wireless, Inc. -- 144A
                (Canada),
                7.25%, 12/15/12..............        31,950



                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              TELECOMMUNICATIONS EQUIPMENT AND SERVICES
                (CONTINUED)
$    10,000   Rogers Wireless, Inc. -- 144A
                (Canada),
                7.50%, 03/15/15..............  $     10,600
     65,000   SBC Communications, Inc.,
                4.13%, 09/15/09..............        64,950
     35,000   SBC Communications, Inc.,
                6.45%, 06/15/34..............        37,626
    285,000   Telecom Italia Capital -- 144A,
                6.00%, 09/30/34..............       279,584
     75,000   Telefonica Europe BV,
                7.75%, 09/15/10..............        88,055
    130,000   Vodafone Group PLC,
                5.00%, 12/16/13..............       132,514
                                               ------------
                                                  2,119,954
                                               ------------
              TRANSPORTATION -- 0.1%
    230,000   Burlington Northern Santa Fe
                Corp.,
                7.29%, 06/01/36..............       282,595
     75,000   Canadian National Railway
                Company,
                6.90%, 07/15/28..............        86,590
     55,000   OMI Corp. (Marshall Island),
                7.63%, 12/01/13..............        59,125
     80,000   Overseas Shipholding Group,
                7.50%, 02/15/24..............        82,000
                                               ------------
                                                    510,310
                                               ------------
              UTILITIES -- 0.0%
     35,000   National Waterworks, Inc.,
                Series B,
                10.50%, 12/01/12.............        39,550
     35,000   Orion Power Holdings, Inc.,
                12.00%, 05/01/10.............        44,625
                                               ------------
                                                     84,175
                                               ------------
              UTILITIES: ELECTRIC -- 0.3%
     10,000   First Energy Corp., Series C,
                7.38%, 11/15/31..............        11,456
    110,000   Midwest Generation LLC,
                8.75%, 05/01/34..............       125,400
     15,000   Midwest Generation LLC, Series
                B,
                8.56%, 01/02/16..............        16,659
    275,000   Ohio Edison,
                5.45%, 05/01/15..............       279,493
    140,000   Ontario Electricity Finance,
                6.10%, 01/30/08..............       149,992
    165,000   Progress Energy, Inc.,
                7.75%, 03/01/31..............       198,635
     30,000   Reliant Energy, Inc.,
                9.25%, 07/15/10(d)...........        33,600
     30,000   Reliant Energy, Inc.,
                6.75%, 12/15/14..............        29,963



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              UTILITIES: ELECTRIC (CONTINUED)
$    55,000   Texas Genco LLC/Financing --
                144A,
                6.88%, 12/15/14..............  $     57,131
    200,000   TXU Corp. -- 144A,
                6.50%, 11/15/24..............       200,890
                                               ------------
                                                  1,103,219
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
                (Cost $50,449,917)...........    50,617,049
                                               ------------
              MUNICIPAL BONDS -- 0.1%
              CALIFORNIA
    250,000   California State Department of
                Water Powersupply Revenue
                Bond, Series E,
                3.98%, 05/01/05 (Cost
                $249,994)....................       250,785
                                               ------------
              FOREIGN GOVERNMENT OBLIGATIONS -- 1.1%
    450,000   AID-Israel,
                5.50%, 04/26/24..............       470,835
    315,000   AID-Israel,
                5.50%, 09/18/33..............       331,944
  6,943,000   Mexican Fixed Rate Bonds,
                Series M7,
                8.00%, 12/24/08(l)...........       604,757
  4,526,000   Mexican Fixed Rate Bonds,
                Series MI7,
                9.00%, 12/24/09(l)...........       403,394
  1,555,000   New Zealand Government, Series
                415,
                6.00%, 04/15/15(i)...........     1,125,185
    130,000   Quebec Province,
                5.00%, 07/17/09..............       135,932
    531,269   Republic of Colombia,
                9.75%, 04/09/11..............       613,615
    250,000   United Mexican States,
                11.38%, 09/15/16.............       369,625
    367,000   United Mexican States,
                8.13%, 12/30/19..............       431,592
    150,000   United Mexican States,
                8.00%, 09/24/22..............       173,400
                                               ------------
              TOTAL FOREIGN GOVERNMENT
                OBLIGATIONS
                (Cost $4,214,787)............     4,660,279
                                               ------------
              SHORT TERM COMMERCIAL PAPER -- 0.2%
    700,000   HBOS Treasury Services PLC,
                2.04%, 01/26/05 (Cost
                $699,008)....................       699,008
                                               ------------
              SECURITIES LENDING COLLATERAL -- 5.9%
 24,760,913   Securities Lending Collateral
                Investment (Note 4)
                (Cost $24,760,913)...........    24,760,913
                                               ------------
              TOTAL SECURITIES
                (Cost $418,696,867)..........   453,538,283
                                               ------------



                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              REPURCHASE AGREEMENTS -- 2.1%
$ 8,603,926   With Investors Bank and Trust,
                dated 12/31/04, 1.88%, due
                01/03/05, repurchase proceeds
                at maturity $8,605,274
                (Collateralized by various
                Small Business
                Administrations,
                4.63% -- 5.63%, due 11/25/16-
                05/25/27, with a total value
                of $9,034,120) (Cost
                $8,603,926)..................  $  8,603,926
                                               ------------
              SECURITIES SOLD SHORT -- (3.5)%
  5,500,000   Fannie Mae, TBA,
                5.50%, 01/13/05..............    (5,584,216)
  2,500,000   Fannie Mae, TBA,
                4.50%, 01/19/05..............    (2,492,188)
  2,000,000   Fannie Mae, TBA,
                5.50%, 01/19/05..............    (2,066,876)
    800,000   Fannie Mae, TBA,
                6.00%, 01/19/05..............      (838,250)
    500,000   Freddie Mac Gold, TBA,
                5.50%, 01/13/05..............      (507,970)
  1,300,000   Freddie Mac Gold, TBA,
                6.00%, 01/13/05..............    (1,343,062)
    700,000   Freddie Mac Gold, TBA,
                4.50%, 01/19/05..............      (697,593)
  1,300,000   Government National Mortgage
                Association, TBA,
                5.50%, 01/20/05..............    (1,326,812)
                                               ------------
              TOTAL SECURITIES SOLD SHORT
                (Proceeds $14,888,708).......   (14,856,967)
                                               ------------
              Total Investments -- 106.6%
                (Cost $412,412,085)..........   447,285,242
              Liabilities less other
                assets -- (6.6)%.............   (27,558,553)
                                               ------------
              NET ASSETS -- 100.0%...........  $419,726,689
                                               ============



The aggregate cost of securities for federal income tax purposes at December 31, 2004 is $417,973,038.



The following amounts are based on cost for federal income tax purposes:



    Gross unrealized appreciation...........  $34,510,709
    Gross unrealized depreciation...........   (5,198,505)
                                              -----------
    Net unrealized appreciation.............  $29,312,204
                                              ===========


---------------


See summary of footnotes and abbreviations to portfolios.



                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO



                            PORTFOLIO OF INVESTMENTS



                               DECEMBER 31, 2004



   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS -- 97.4%
               ADVERTISING -- 0.4%
     720,000   Interpublic Group of
                 Companies, Inc.*..........  $    9,648,000
                                             --------------
               AEROSPACE AND DEFENSE -- 1.5%
      43,600   General Dynamics Corp. .....       4,560,560
     180,000   Northrop Grumman Corp. .....       9,784,800
     274,000   The Boeing Company..........      14,184,980
     117,300   United Technologies
                 Corp. ....................      12,122,955
                                             --------------
                                                 40,653,295
                                             --------------
               APPAREL: MANUFACTURING -- 0.9%
     341,600   Jones Apparel Group,
                 Inc. .....................      12,492,312
     150,000   Liz Claiborne, Inc. ........       6,331,500
     118,100   VF Corp. ...................       6,540,378
                                             --------------
                                                 25,364,190
                                             --------------
               AUTOMOBILES/MOTOR VEHICLES -- 0.3%
     150,000   Harley-Davidson, Inc. ......       9,112,500
                                             --------------
               AUTOMOTIVE EQUIPMENT -- 1.4%
     104,000   BorgWarner, Inc. ...........       5,633,680
     163,700   Johnson Controls, Inc. .....      10,385,128
     142,725   Lear Corp.(d)...............       8,707,652
     173,900   Magna International, Inc. --
                 Class A(d)................      14,355,445
                                             --------------
                                                 39,081,905
                                             --------------
               BANKS -- 9.5%
   1,731,082   Bank of America Corp. ......      81,343,544
   2,050,140   JP Morgan Chase & Company...      79,975,961
     397,300   National City Corp.(d)......      14,918,615
     382,100   North Fork Bancorp, Inc. ...      11,023,585
     255,800   SunTrust Banks, Inc. .......      18,898,504
     785,000   Wachovia Corp. .............      41,291,000
     132,800   Wells Fargo & Company.......       8,253,520
                                             --------------
                                                255,704,729
                                             --------------
               BROADCAST SERVICES/MEDIA -- 6.2%
     283,100   Clear Channel
                 Communications, Inc. .....       9,481,019
     433,165   Comcast Corp. --  Class
                 A*........................      14,415,731
     970,000   Comcast Corp. --  Special
                 Class A*..................      31,854,800
   2,548,000   Time Warner, Inc.*..........      49,533,120
   1,461,000   Viacom, Inc. --  Class B....      53,165,790
     386,500   Westwood One, Inc.*.........      10,408,445
                                             --------------
                                                168,858,905
                                             --------------
               BUSINESS SERVICES AND SUPPLIES -- 0.6%
     425,000   Fiserv, Inc.*...............      17,080,750
                                             --------------



   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               CHEMICALS -- 0.9%
     200,565   Air Products and Chemicals,
                 Inc. .....................  $   11,626,753
     254,600   EI du Pont de Nemours and
                 Company...................      12,488,130
                                             --------------
                                                 24,114,883
                                             --------------
               COMPUTER SOFTWARE AND SERVICES -- 2.7%
   2,765,700   Microsoft Corp. ............      73,871,847
                                             --------------
               COMPUTERS AND OFFICE EQUIPMENT -- 1.4%
   1,854,300   Hewlett-Packard Company.....      38,884,671
                                             --------------
               CONSTRUCTION SERVICES AND SUPPLIES -- 1.0%
     257,400   American Standard Companies,
                 Inc.*.....................      10,635,768
     119,800   DR Horton, Inc. ............       4,829,138
     135,000   Martin Marietta Materials,
                 Inc. .....................       7,244,100
      50,400   Pulte Homes, Inc. ..........       3,215,520
                                             --------------
                                                 25,924,526
                                             --------------
               CONSUMER GOODS AND SERVICES -- 10.5%
   1,298,500   Altria Group, Inc. .........      79,338,350
     622,700   Avon Products, Inc. ........      24,098,490
     118,400   Fortune Brands, Inc. .......       9,138,112
   2,998,100   General Electric Company....     109,430,650
      65,000   Kimberly-Clark Corp. .......       4,277,650
     364,800   Loews Corp.-Carolina Group..      10,560,960
     593,000   Procter & Gamble Company....      32,662,440
     217,000   Unilever NV.................      14,476,070
                                             --------------
                                                283,982,722
                                             --------------
               DISTRIBUTION -- 0.5%
     624,105   Ingram Micro, Inc. -- Class
                 A*........................      12,981,384
                                             --------------
               ELECTRONICS -- 1.9%
     422,200   Avnet, Inc.*................       7,700,928
      80,700   Emerson Electric Company....       5,657,070
     981,400   Flextronics International,
                 Ltd.*.....................      13,562,948
   1,450,000   Sanmina-SCI Corp.*..........      12,281,500
   2,513,375   Solectron Corp.*............      13,396,289
                                             --------------
                                                 52,598,735
                                             --------------
               FINANCIAL SERVICES -- 9.6%
   2,434,200   Citigroup, Inc. ............     117,279,756
     322,900   Fannie Mae..................      22,993,709
     317,900   Freddie Mac.................      23,429,230
      93,000   Goldman Sachs Group,
                 Inc. .....................       9,675,720
     209,800   Lehman Brothers Holdings,
                 Inc. .....................      18,353,304
     555,100   MBNA Corp. .................      15,648,269



                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                               DECEMBER 31, 2004



   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               FINANCIAL SERVICES (CONTINUED)
     656,700   Merrill Lynch & Company,
                 Inc. .....................  $   39,250,959
     246,700   Morgan Stanley..............      13,696,784
                                             --------------
                                                260,327,731
                                             --------------
               FOOD AND BEVERAGE -- 0.7%
     153,200   Dean Foods Company*.........       5,047,940
     255,000   PepsiCo, Inc. ..............      13,311,000
                                             --------------
                                                 18,358,940
                                             --------------
               INSURANCE -- 8.7%
     736,400   Ace, Ltd. ..................      31,481,100
     107,100   AFLAC, Inc. ................       4,266,864
     458,400   Allstate Corp.(d)...........      23,708,448
     852,500   American International
                 Group, Inc. ..............      55,983,675
     456,500   Axis Capital Holdings,
                 Ltd. .....................      12,489,840
     198,700   Chubb Corp.(d)..............      15,280,030
     240,000   Hartford Financial Services
                 Group, Inc. ..............      16,634,400
     690,000   MetLife, Inc. ..............      27,951,900
      61,566   PartnerRE, Ltd. ............       3,813,398
     268,438   The St. Paul Travelers
                 Companies, Inc. ..........       9,950,997
     270,300   Torchmark Corp. ............      15,444,942
     238,000   XL Capital, Ltd. --  Class
                 A(d)......................      18,480,700
                                             --------------
                                                235,486,294
                                             --------------
               LEISURE AND RECREATION -- 0.1%
      52,200   Royal Caribbean Cruises,
                 Ltd. (Liberia)(d).........       2,841,768
                                             --------------
               MACHINERY -- 0.6%
      76,200   Deere & Company.............       5,669,280
     143,800   Ingersoll-Rand Company,
                 Ltd. --  Class A..........      11,547,140
                                             --------------
                                                 17,216,420
                                             --------------
               MANUFACTURING -- 2.4%
     149,700   3M Company..................      12,285,879
     204,000   Cooper Industries, Ltd. --
                 Class A...................      13,849,560
     132,100   Parker Hannifin Corp. ......      10,005,254
     592,950   Smurfit-Stone Container
                 Corp.*(d).................      11,076,306
     240,000   Textron, Inc. ..............      17,712,000
                                             --------------
                                                 64,928,999
                                             --------------
               MEDICAL AND OTHER HEALTH SERVICES -- 3.2%
     307,000   HCA, Inc. ..................      12,267,720
     236,000   Health Management
                 Associates, Inc. -- Class
                 A(d)......................       5,361,920



   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               MEDICAL AND OTHER HEALTH SERVICES
                 (CONTINUED)
     442,700   Medco Health Solutions,
                 Inc.*.....................  $   18,416,320
     116,600   UnitedHealth Group, Inc. ...      10,264,298
     354,500   WellPoint, Inc.*............      40,767,500
                                             --------------
                                                 87,077,758
                                             --------------
               MEDICAL EQUIPMENT AND SUPPLIES -- 1.5%
      75,000   Beckman Coulter, Inc. ......       5,024,250
     989,400   Boston Scientific Corp.*....      35,173,170
                                             --------------
                                                 40,197,420
                                             --------------
               METALS AND MINING -- 0.7%
     590,200   Alcoa, Inc. ................      18,544,084
                                             --------------
               OIL AND GAS: EQUIPMENT -- 0.2%
     147,600   FMC Technologies, Inc.*.....       4,752,720
                                             --------------
               OIL, COAL AND GAS -- 10.6%
     227,800   Baker Hughes, Inc. .........       9,720,226
     342,000   BP PLC (ADR)................      19,972,800
     624,000   ChevronTexaco Corp. ........      32,766,240
     829,000   ConocoPhillips..............      71,982,070
     187,900   EnCana Corp. (Canada).......      10,721,574
   1,409,800   Exxon Mobil Corp. ..........      72,266,347
     209,500   Nabors Industries,
                 Ltd.*(d)..................      10,745,255
     150,000   Noble Energy, Inc. .........       9,249,000
     615,500   Occidental Petroleum
                 Corp. ....................      35,920,580
     187,600   Schlumberger, Ltd. .........      12,559,820
                                             --------------
                                                285,903,912
                                             --------------
               PAPER AND FOREST PRODUCTS -- 0.9%
     146,800   International Paper
                 Company...................       6,165,600
     319,702   MeadWestvaco Corp. .........      10,834,701
     119,350   Temple-Inland, Inc. ........       8,163,540
                                             --------------
                                                 25,163,841
                                             --------------
               PHARMACEUTICALS -- 2.2%
     191,900   Caremark Rx, Inc.*..........       7,566,617
     168,700   Forest Laboratories,
                 Inc.*.....................       7,567,882
     265,400   GlaxoSmithKline PLC
                 (ADR)(d)..................      12,577,306
     858,400   Pfizer, Inc. ...............      23,082,376
     224,200   Wyeth.......................       9,548,678
                                             --------------
                                                 60,342,859
                                             --------------
               RETAIL -- 3.2%
     113,800   Bed Bath & Beyond, Inc.*....       4,532,654
     215,700   Federated Department Stores,
                 Inc.(d)...................      12,465,303
     775,000   Home Depot, Inc. ...........      33,123,500
     151,800   Lowe's Companies, Inc. .....       8,742,162
     755,000   Office Depot, Inc.*.........      13,106,800



                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                               DECEMBER 31, 2004



   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               RETAIL (CONTINUED)
     255,000   Target Corp. ...............  $   13,242,150
                                             --------------
                                                 85,212,569
                                             --------------
               RETAIL: RESTAURANTS -- 0.8%
     430,000   McDonald's Corp. ...........      13,785,800
     200,000   Wendy's International,
                 Inc. .....................       7,852,000
                                             --------------
                                                 21,637,800
                                             --------------
               RETAIL: SUPERMARKETS -- 1.5%
     819,925   Safeway, Inc.*..............      16,185,320
     295,700   SUPERVALU, Inc. ............      10,207,564
     779,350   The Kroger Company*.........      13,669,799
                                             --------------
                                                 40,062,683
                                             --------------
               RUBBER PRODUCTS -- 0.2%
     193,100   Cooper Tire & Rubber
                 Company(d)................       4,161,305
                                             --------------
               SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 0.2%
     270,000   Applera Corp.-Applied
                 Biosystems Group..........       5,645,700
                                             --------------
               TELECOMMUNICATIONS EQUIPMENT AND
                 SERVICES -- 2.6%
     266,900   BellSouth Corp. ............       7,417,151
     271,200   Corning, Inc.*..............       3,192,024
   1,707,566   Nortel Networks Corp.*......       5,959,405
     237,800   SBC Communications,
                 Inc.(d)...................       6,128,106
     605,700   Sprint Corp. (FON Group)....      15,051,645
     964,950   Tellabs, Inc.*(d)...........       8,288,921
     579,452   Verizon Communications,
                 Inc. .....................      23,473,600
                                             --------------
                                                 69,510,852
                                             --------------
               TRANSPORTATION -- 3.9%
     706,900   Burlington Northern Santa Fe
                 Corp. ....................      33,443,439
     398,100   CSX Corp. ..................      15,955,848
     525,300   Norfolk Southern Corp. .....      19,010,607
     546,800   Union Pacific Corp. ........      36,772,300
                                             --------------
                                                105,182,194
                                             --------------
               UTILITIES: ELECTRIC -- 3.5%
     430,780   American Electric Power
                 Company, Inc.(d)..........      14,792,985
     374,800   Constellation Energy Group,
                 Inc. .....................      16,382,508
      50,000   Dominion Resources, Inc.
                 (Virginia)................       3,387,000
     380,000   Entergy Corp. ..............      25,684,200
     258,800   Exelon Corp. ...............      11,405,316



   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               UTILITIES: ELECTRIC (CONTINUED)
     249,450   Northeast Utilities.........  $    4,702,133
     175,000   PPL Corp. ..................       9,324,000
     305,800   Wisconsin Energy Corp.(d)...      10,308,518
                                             --------------
                                                 95,986,660
                                             --------------
               UTILITIES: GAS -- 0.4%
     259,925   Sempra Energy...............       9,534,049
                                             --------------
               TOTAL COMMON STOCKS (Cost
                 $2,197,016,548)...........   2,635,939,600
                                             --------------
 PRINCIPAL
 ---------
               SECURITIES LENDING COLLATERAL -- 4.0%
$108,351,744   Securities Lending
                 Collateral Investment
                 (Note 4)
                 (Cost $108,351,744).......     108,351,744
                                             --------------
               TOTAL SECURITIES
                 (Cost $2,305,368,292).....   2,744,291,344
                                             --------------
               REPURCHASE AGREEMENTS -- 2.5%
  66,108,926   With Investors Bank &
                 Trust, dated 12/31/04,
                 1.88%, due 01/03/05,
                 repurchase proceeds at
                 maturity $66,119,283
                 (Collateralized by various
                 Fannie Maes, 2.92% --
                 3.75%, due 03/25/33-
                 06/01/33, with a total
                 value of $21,000,514, and
                 various Small Business
                 Administrations, 4.62% --
                 5.38%, due 08/25/16-
                 07/25/29, with a total
                 value of $48,414,372)
                 (Cost $66,108,926)........      66,108,926
                                             --------------
               Total Investments -- 103.9%
                 (Cost $2,371,477,218).....   2,810,400,270
               Liabilities less other
                 assets -- (3.9)%..........    (104,936,948)
                                             --------------
               NET ASSETS -- 100.0%........  $2,705,463,322
                                             ==============



The aggregate cost of securities for federal income tax purposes at December 31, 2004 is $2,378,411,701.



The following amounts are based on cost for federal income tax purposes:



    Gross unrealized appreciation..........  $476,179,739
    Gross unrealized depreciation..........   (44,191,170)
                                             ------------
    Net unrealized appreciation............  $431,988,569
                                             ============


---------------


See summary of footnotes and abbreviations to portfolios.



                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO



                            PORTFOLIO OF INVESTMENTS



                               DECEMBER 31, 2004



  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS -- 99.4%
              AEROSPACE AND DEFENSE -- 1.8%
    137,400   Northrop Grumman Corp. ......  $    7,469,064
     71,300   Raytheon Company.............       2,768,579
    136,000   The Boeing Company...........       7,040,720
     68,300   United Defense Industries,
                Inc.*(d)...................       3,227,175
                                             --------------
                                                 20,505,538
                                             --------------
              AGRICULTURE -- 0.7%
    145,800   Monsanto Company.............       8,099,190
                                             --------------
              AIRLINES -- 0.5%
    349,700   Southwest Airlines Company...       5,693,116
                                             --------------
              APPAREL: MANUFACTURING -- 0.5%
     57,800   Liz Claiborne, Inc. .........       2,439,738
     22,300   Nike, Inc. -- Class B........       2,022,387
     28,800   VF Corp. ....................       1,594,944
                                             --------------
                                                  6,057,069
                                             --------------
              APPAREL: RETAIL -- 1.0%
     60,000   Abercrombie & Fitch
                Company -- Class A.........       2,817,000
     85,700   Aeropostale, Inc.*...........       2,522,151
     52,100   American Eagle Outfitters,
                Inc. ......................       2,453,910
     30,600   Payless ShoeSource, Inc.*....         376,380
     45,200   The Timberland Company --
                Class A*(d)................       2,832,684
                                             --------------
                                                 11,002,125
                                             --------------
              ASSET MANAGEMENT -- 0.3%
     86,100   Brascan Corp. -- Class A
                (Canada)(d)................       3,100,461
                                             --------------
              AUTOMOBILE: RETAIL -- 0.2%
     53,100   AutoNation, Inc.*............       1,020,051
     59,000   Copart, Inc.*................       1,552,880
                                             --------------
                                                  2,572,931
                                             --------------
              AUTOMOBILES/MOTOR VEHICLES -- 1.4%
    557,000   Ford Motor Company(d)........       8,154,480
     59,200   PACCAR, Inc. ................       4,764,416
     44,500   Polaris Industries, Inc. ....       3,026,890
                                             --------------
                                                 15,945,786
                                             --------------
              AUTOMOTIVE EQUIPMENT -- 0.4%
     16,800   American Axle & Manufacturing
                Holdings, Inc. ............         515,088
     76,200   Autoliv, Inc. ...............       3,680,460
     59,100   Delphi Corp.(d)..............         533,082
                                             --------------
                                                  4,728,630
                                             --------------
              BANKS -- 7.0%
    105,150   Associated Banc-Corp. .......       3,492,032
     24,400   Astoria Financial Corp. .....         975,268



  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              BANKS (CONTINUED)
    180,100   Bank of America Corp. .......  $    8,462,899
     53,900   Bank of Hawaii Corp. ........       2,734,886
     65,000   Comerica, Inc. ..............       3,966,300
     32,700   First BanCorp. ..............       2,076,777
    123,800   Fremont General Corp.(d).....       3,117,284
    118,900   Hibernia Corp. -- Class A....       3,508,739
    115,600   JP Morgan Chase & Company....       4,509,556
    136,300   KeyCorp......................       4,620,570
     82,000   Marshall & Ilsley Corp. .....       3,624,400
     42,900   National City Corp. .........       1,610,895
     75,100   R&G Financial Corp. -- Class
                B..........................       2,919,888
     85,600   UnionBanCal Corp. ...........       5,519,488
    373,600   US Bancorp...................      11,701,152
    251,600   Wachovia Corp. ..............      13,234,160
     51,400   Wells Fargo & Company........       3,194,510
                                             --------------
                                                 79,268,804
                                             --------------
              BROADCAST SERVICES/MEDIA -- 3.1%
     67,000   Comcast Corp. -- Class A*....       2,229,760
     18,100   Hearst-Argyle Television,
                Inc. -- Class A............         477,478
    113,200   Liberty Media Corp. -- Class
                A*.........................       1,242,936
     30,200   Liberty Media International,
                Inc. -- Class A*...........       1,396,146
     64,000   McGraw-Hill Companies,
                Inc. ......................       5,858,560
    207,600   The Walt Disney Company......       5,771,280
    514,000   Time Warner, Inc.*...........       9,992,160
    116,065   Viacom, Inc. -- Class B......       4,223,605
     98,100   XM Satellite Radio Holdings,
                Inc. -- Class A*(d)........       3,690,522
                                             --------------
                                                 34,882,447
                                             --------------
              BUSINESS SERVICES AND SUPPLIES -- 0.7%
     37,400   Dun & Bradstreet Corp.*......       2,230,910
     57,100   First Data Corp. ............       2,429,034
     14,300   GTECH Holdings Corp. ........         371,085
     30,800   Moody's Corp. ...............       2,674,980
                                             --------------
                                                  7,706,009
                                             --------------
              CHEMICALS -- 0.9%
    169,800   Agrium, Inc.(d)..............       2,861,130
     28,600   Eastman Chemical Company.....       1,651,078
      9,700   PPG Industries, Inc. ........         661,152
     10,500   Rohm and Haas Company........         464,415
     66,100   The Dow Chemical Company.....       3,272,611
     23,100   The Lubrizol Corp. ..........         851,466
                                             --------------
                                                  9,761,852
                                             --------------



                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 2004



  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              COMMERCIAL SERVICES -- 0.3%
    133,300   Cendant Corp. ...............  $    3,116,554
                                             --------------
              COMPUTER SOFTWARE AND SERVICES -- 4.2%
     93,500   Activision, Inc.*............       1,886,830
     53,500   Autodesk, Inc. ..............       2,030,325
    123,250   BMC Software, Inc.*..........       2,292,450
     92,900   Cadence Design Systems,
                Inc.*......................       1,282,949
     44,000   Computer Sciences Corp.*.....       2,480,280
  1,301,100   Microsoft Corp. .............      34,752,381
    109,500   NVIDIA Corp.*................       2,579,820
     28,300   Oracle Corp.*................         388,276
                                             --------------
                                                 47,693,311
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 2.8%
    293,400   Dell, Inc.*..................      12,363,876
    344,100   Hewlett-Packard Company......       7,215,777
     95,300   International Business
                Machines Corp. ............       9,394,674
    118,400   Seagate Technology*..........       2,044,768
     45,100   Xerox Corp.*.................         767,151
                                             --------------
                                                 31,786,246
                                             --------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 1.9%
     87,100   DR Horton, Inc. .............       3,511,001
     36,200   KB Home......................       3,779,280
     39,200   M.D.C. Holdings, Inc. .......       3,388,448
     15,400   Masco Corp. .................         562,562
      5,000   NVR, Inc.*...................       3,847,000
     41,200   Standard Pacific Corp. ......       2,642,568
     53,500   Toll Brothers, Inc.*.........       3,670,635
                                             --------------
                                                 21,401,494
                                             --------------
              CONSUMER GOODS AND SERVICES -- 5.5%
    107,700   Altria Group, Inc. ..........       6,580,470
     27,500   American Greetings Corp. --
                Class A....................         697,125
     38,900   Clorox Company...............       2,292,377
     38,500   Colgate-Palmolive Company....       1,969,660
     30,200   FedEx Corp. .................       2,974,398
    559,300   General Electric Company.....      20,414,450
     81,700   Gillette Company.............       3,658,526
     41,700   Kimberly-Clark Corp. ........       2,744,277
    193,500   Procter & Gamble Company.....      10,657,980
     28,100   Reynolds American, Inc.(d)...       2,208,660
     13,100   The Black & Decker
                Corp.(d)...................       1,157,123
     48,000   United Parcel Service,
                Inc. -- Class B............       4,102,080
     57,400   UST, Inc. ...................       2,761,514
                                             --------------
                                                 62,218,640
                                             --------------
              CONTAINERS AND PACKAGING -- 0.2%
     64,300   Ball Corp. ..................       2,827,914
                                             --------------



  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              DISTRIBUTION -- 0.5%
    175,700   Ingram Micro, Inc. -- Class
                A*.........................  $    3,654,560
     51,200   Tech Data Corp.*.............       2,324,480
                                             --------------
                                                  5,979,040
                                             --------------
              ELECTRONICS -- 0.4%
     23,600   Advanced Micro Devices,
                Inc.*......................         519,672
     18,000   Emerson Electric Company.....       1,261,800
     17,500   Harman International
                Industries, Inc. ..........       2,222,500
    134,400   Sanmina-SCI Corp.*...........       1,138,368
                                             --------------
                                                  5,142,340
                                             --------------
              FINANCIAL SERVICES -- 8.2%
    140,200   American Express Company.....       7,903,074
     72,700   AmeriCredit Corp.*...........       1,777,515
    153,800   Ameritrade Holding Corp.*....       2,187,036
    135,200   Capital One Financial
                Corp.(d)...................      11,385,192
    123,000   CIT Group, Inc. .............       5,635,860
    563,200   Citigroup, Inc. .............      27,134,975
     45,800   Countrywide Financial
                Corp. .....................       1,695,058
     72,100   Doral Financial Corp. .......       3,550,925
     32,000   Eaton Vance Corp. ...........       1,668,800
      4,900   Fannie Mae...................         348,929
     53,700   Freddie Mac..................       3,957,690
     36,200   Goldman Sachs Group, Inc. ...       3,766,248
     58,700   Lehman Brothers Holdings,
                Inc. ......................       5,135,076
    109,500   MBNA Corp. ..................       3,086,805
    105,300   Merrill Lynch & Company,
                Inc. ......................       6,293,781
    116,600   Providian Financial Corp.*...       1,920,402
     57,600   Prudential Financial,
                Inc. ......................       3,165,696
     24,300   The Bear Stearns Companies,
                Inc. ......................       2,486,133
     12,900   Washington Mutual, Inc. .....         545,412
                                             --------------
                                                 93,644,607
                                             --------------
              FOOD AND BEVERAGE -- 2.9%
     22,500   Adolph Coors Company -- Class
                B..........................       1,702,575
     83,600   Anheuser-Busch Companies,
                Inc. ......................       4,241,028
    141,200   Archer-Daniels-Midland
                Company....................       3,150,172
    118,700   Coca-Cola Company............       4,941,481
      7,000   Hershey Foods Corp. .........         388,780
     61,500   Kraft Foods, Inc. -- Class
                A(d).......................       2,190,015
    146,000   PepsiCo, Inc. ...............       7,621,200
     52,500   Pilgrim's Pride Corp. .......       1,610,700



                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 2004



  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              FOOD AND BEVERAGE (CONTINUED)
     57,800   Smithfield Foods, Inc.*......  $    1,710,302
     89,000   The Pepsi Bottling Group,
                Inc.(d)....................       2,406,560
    149,600   Tyson Foods, Inc. -- Class
                A..........................       2,752,640
                                             --------------
                                                 32,715,453
                                             --------------
              INSURANCE -- 4.6%
      9,300   Ace, Ltd. ...................         397,575
     50,200   Aetna, Inc. .................       6,262,450
    104,200   Allstate Corp. ..............       5,389,224
      4,800   Ambac Financial Group,
                Inc. ......................         394,224
    128,900   American International Group,
                Inc. ......................       8,464,863
      8,600   Cincinnati Financial
                Corp. .....................         380,636
     18,600   Everest Re Group, Ltd.
                (Bermuda)..................       1,665,816
     46,500   First American Corp. ........       1,634,010
     73,000   IPC Holdings, Ltd. ..........       3,176,230
     82,900   Lincoln National Corp. ......       3,869,772
     38,100   Loews Corp. .................       2,678,430
     39,300   MBIA, Inc.(d)................       2,486,904
     39,300   Mercury General Corp. .......       2,354,856
    132,900   MetLife, Inc. ...............       5,383,779
     11,900   Nationwide Financial
                Services, Inc. -- Class
                A..........................         454,937
     28,500   Principal Financial Group,
                Inc. ......................       1,166,790
     63,400   Radian Group, Inc. ..........       3,375,416
     40,100   StanCorp Financial Group,
                Inc. ......................       3,308,250
                                             --------------
                                                 52,844,162
                                             --------------
              INTERNET SERVICES -- 4.9%
    956,200   Cisco Systems, Inc.*.........      18,454,660
     80,600   EarthLink, Inc.*.............         928,512
    105,500   eBay, Inc.*..................      12,267,540
     10,100   Google, Inc. -- Class A*.....       1,950,310
    253,869   Juniper Networks, Inc.*......       6,902,698
     36,800   Symantec Corp.*..............         947,968
    177,200   VeriSign, Inc.*(d)...........       5,939,744
    218,300   YAHOO!, Inc.*................       8,225,544
                                             --------------
                                                 55,616,976
                                             --------------
              LEISURE AND RECREATION -- 2.4%
      7,500   Brunswick Corp. .............         371,250
      8,300   Carnival Corp.(d)............         478,329
     59,300   DreamWorks Animation SKG,
                Inc. -- Class A*...........       2,224,343
     89,500   Hilton Hotels Corp. .........       2,035,230
    128,500   Marriott International,
                Inc. -- Class A............       8,092,930
     23,500   Royal Caribbean Cruises, Ltd.
                (Liberia)(d)...............       1,279,340



  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              LEISURE AND RECREATION (CONTINUED)
    157,200   Starwood Hotels & Resorts
                Worldwide, Inc. ...........  $    9,180,480
     45,400   Wynn Resorts, Ltd.*(d).......       3,038,168
                                             --------------
                                                 26,700,070
                                             --------------
              MACHINERY -- 0.5%
     19,500   Caterpillar, Inc. ...........       1,901,445
     21,300   Cummins, Inc. ...............       1,784,727
     24,200   Graco, Inc. .................         903,870
     20,800   Terex Corp.*.................         991,120
                                             --------------
                                                  5,581,162
                                             --------------
              MANUFACTURING -- 1.7%
     44,400   3M Company...................       3,643,908
     23,900   Eaton Corp. .................       1,729,404
     39,900   Harsco Corp. ................       2,224,026
    106,300   Honeywell International,
                Inc. ......................       3,764,083
      5,300   Illinois Tool Works, Inc. ...         491,204
      9,200   ITT Industries, Inc. ........         776,940
     27,400   Parker Hannifin Corp. .......       2,075,276
    127,500   Tyco International, Ltd. ....       4,556,850
                                             --------------
                                                 19,261,691
                                             --------------
              MEDICAL AND OTHER HEALTH SERVICES -- 1.2%
     95,500   IMS Health, Inc. ............       2,216,555
     29,600   McKesson Corp. ..............         931,216
     95,000   Medco Health Solutions,
                Inc.*......................       3,952,000
     36,000   UnitedHealth Group, Inc. ....       3,169,080
     27,700   WellPoint, Inc.*.............       3,185,500
                                             --------------
                                                 13,454,351
                                             --------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 4.0%
     31,400   Allergan, Inc. ..............       2,545,598
     31,700   Bausch & Lomb, Inc.(d).......       2,043,382
     31,100   Becton, Dickinson and
                Company....................       1,766,480
      5,700   CR Bard, Inc. ...............         364,686
      7,422   Guidant Corp. ...............         535,126
    377,200   Johnson & Johnson............      23,922,024
     48,800   Kinetic Concepts, Inc.*......       3,723,440
      6,700   Medtronic, Inc. .............         332,789
     97,800   St. Jude Medical, Inc.*......       4,100,754
     74,800   Zimmer Holdings, Inc.*.......       5,992,976
                                             --------------
                                                 45,327,255
                                             --------------
              METALS AND MINING -- 1.1%
     50,900   Alcoa, Inc. .................       1,599,278
      7,600   Newmont Mining Corp.(d)......         337,516
    113,100   Nucor Corp.(d)...............       5,919,654
     35,100   Southern Peru Copper
                Corp.(d)...................       1,657,071



                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 2004



  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              METALS AND MINING (CONTINUED)
     39,100   Steel Dynamics, Inc. ........  $    1,481,108
     70,700   Worthington Industries,
                Inc. ......................       1,384,306
                                             --------------
                                                 12,378,933
                                             --------------
              OIL, COAL AND GAS -- 6.6%
     26,800   Amerada Hess Corp. ..........       2,207,784
     41,200   Anadarko Petroleum Corp. ....       2,670,172
     16,400   Apache Corp. ................         829,348
     99,600   Burlington Resources,
                Inc. ......................       4,332,600
    272,900   ChevronTexaco Corp. .........      14,329,979
    109,500   ConocoPhillips...............       9,507,885
     11,400   Devon Energy Corp. ..........         443,688
     56,900   EOG Resources, Inc. .........       4,060,384
    407,000   Exxon Mobil Corp. ...........      20,862,820
      9,600   Halliburton Company..........         376,704
     29,200   Newfield Exploration
                Company*...................       1,724,260
     49,800   Occidental Petroleum
                Corp. .....................       2,906,328
     75,000   PetroKazakhstan, Inc. --
                Class A....................       2,782,500
      9,900   Schlumberger, Ltd. ..........         662,805
     71,000   Sunoco, Inc. ................       5,801,410
     49,800   Tesoro Corp.*................       1,586,628
                                             --------------
                                                 75,085,295
                                             --------------
              PAPER AND FOREST PRODUCTS -- 0.2%
     77,200   Louisiana-Pacific Corp. .....       2,064,328
                                             --------------
              PHARMACEUTICALS -- 3.9%
      8,000   Abbott Laboratories..........         373,200
     82,000   Cardinal Health, Inc. .......       4,768,300
    190,100   Caremark Rx, Inc.*...........       7,495,643
    129,200   Eli Lilly and Company........       7,332,100
     86,125   IVAX Corp.*..................       1,362,498
    120,100   Merck & Company, Inc. .......       3,860,014
    553,600   Pfizer, Inc. ................      14,886,304
    210,300   Schering-Plough Corp. .......       4,391,064
                                             --------------
                                                 44,469,123
                                             --------------
              REAL ESTATE INVESTMENT TRUSTS -- 0.2%
     10,200   AMB Property Corp. ..........         411,978
     68,500   Equity Office Properties
                Trust......................       1,994,720
                                             --------------
                                                  2,406,698
                                             --------------
              RESEARCH AND DEVELOPMENT -- 2.0%
    146,100   Amgen, Inc.*.................       9,372,315
     44,200   Biogen Idec, Inc.*...........       2,944,162
     11,600   Chiron Corp.*(d).............         386,628
     95,700   Genentech, Inc.*.............       5,209,908
     10,900   Genzyme Corp.*...............         632,963



  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              RESEARCH AND DEVELOPMENT (CONTINUED)
     53,200   Gilead Sciences, Inc.*.......  $    1,861,468
     58,400   ImClone Systems, Inc.*(d)....       2,691,072
                                             --------------
                                                 23,098,516
                                             --------------
              RETAIL -- 5.2%
     44,400   7-Eleven, Inc.*..............       1,063,380
     55,400   BJ'S Wholesale Club, Inc.*...       1,613,802
    209,200   Circuit City Stores,
                Inc.(d)....................       3,271,888
     24,500   Costco Wholesale Corp. ......       1,186,045
     92,900   Dollar General Corp. ........       1,929,533
     99,700   Federated Department Stores,
                Inc. ......................       5,761,663
    394,700   Home Depot, Inc. ............      16,869,478
    113,600   JC Penney Company, Inc.
                (Holding Company)..........       4,703,040
     14,232   Kmart Holding Corp.*(d)......       1,408,256
    165,900   Staples, Inc. ...............       5,592,489
     31,100   Toys "R" Us, Inc.*...........         636,617
    289,800   Wal-Mart Stores, Inc. .......      15,307,236
                                             --------------
                                                 59,343,427
                                             --------------
              RETAIL: RESTAURANTS -- 1.2%
     96,400   Darden Restaurants, Inc. ....       2,674,136
    245,600   McDonald's Corp. ............       7,873,936
     18,700   Starbucks Corp.*.............       1,166,132
     37,000   YUM! Brands, Inc. ...........       1,745,660
                                             --------------
                                                 13,459,864
                                             --------------
              RETAIL: SUPERMARKETS -- 0.8%
    182,600   SUPERVALU, Inc. .............       6,303,352
    175,900   The Kroger Company*..........       3,085,286
                                             --------------
                                                  9,388,638
                                             --------------
              SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 0.2%
     32,500   Fisher Scientific
                International, Inc.*.......       2,027,350
                                             --------------
              SECURITY SERVICES -- 0.1%
     23,100   The Brink's Company..........         912,912
                                             --------------
              SEMICONDUCTORS -- 3.3%
    181,600   Altera Corp.*................       3,759,120
     99,600   Applied Materials, Inc.*.....       1,703,160
    117,700   Broadcom Corp. -- Class A*...       3,799,356
     48,300   Cree, Inc.*(d)...............       1,935,864
     21,299   Freescale Semiconductor,
                Inc. -- Class B*...........         391,050
    251,800   Intel Corp. .................       5,889,602
    183,000   Micron Technology, Inc.*.....       2,260,050
    281,800   National Semiconductor
                Corp. .....................       5,058,310



                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 2004



  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              SEMICONDUCTORS (CONTINUED)
    252,200   PMC-Sierra, Inc.*............  $    2,837,250
    413,400   Texas Instruments, Inc. .....      10,177,908
                                             --------------
                                                 37,811,670
                                             --------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 6.2%
     59,900   Amdocs, Ltd. (Guernsey)*.....       1,572,375
     74,200   AT&T Corp. ..................       1,414,252
     44,800   BellSouth Corp. .............       1,244,992
     99,800   CenturyTel, Inc. ............       3,539,906
    133,700   Comverse Technology, Inc.*...       3,268,965
     29,100   Harris Corp. ................       1,798,089
    550,600   JDS Uniphase Corp.*(d).......       1,745,402
    805,800   Motorola, Inc. ..............      13,859,760
     56,400   Nextel Communications,
                Inc. -- Class A*...........       1,692,000
    299,000   QUALCOMM, Inc. ..............      12,677,600
     50,100   SBC Communications, Inc. ....       1,291,077
     97,500   Sprint Corp. (FON Group).....       2,422,875
     60,200   Telephone and Data Systems,
                Inc.(d)....................       4,632,390
    473,500   Verizon Communications,
                Inc. ......................      19,181,485
                                             --------------
                                                 70,341,168
                                             --------------
              TRANSPORTATION -- 0.9%
     16,700   Burlington Northern Santa Fe
                Corp. .....................         790,077
     59,300   JB Hunt Transport Services,
                Inc. ......................       2,659,605
     54,667   Ryder System, Inc. ..........       2,611,443
     86,900   Teekay Shipping Corp. .......       3,659,359
                                             --------------
                                                  9,720,484
                                             --------------
              UTILITIES: ELECTRIC -- 2.5%
     30,600   Alliant Energy Corp. ........         875,160
     60,700   American Electric Power
                Company, Inc. .............       2,084,438
     88,300   Constellation Energy Group,
                Inc. ......................       3,859,593
    201,900   Edison International.........       6,466,857
     16,200   Entergy Corp. ...............       1,094,958
     87,500   Exelon Corp. ................       3,856,125
     18,000   Northeast Utilities..........         339,300
     74,700   Pepco Holdings, Inc. ........       1,592,604
     33,100   PG&E Corp.*..................       1,101,568
     47,400   SCANA Corp. .................       1,867,560
     74,800   TXU Corp.(d).................       4,829,088
                                             --------------
                                                 27,967,251
                                             --------------



  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              UTILITIES: GAS -- 0.3%
    104,400   Sempra Energy(d).............  $    3,829,392
                                             --------------
              TOTAL COMMON STOCKS
                (Cost $1,015,745,616)......   1,128,940,273
                                             --------------
 PRINCIPAL
 ---------
              SECURITIES LENDING COLLATERAL -- 7.5%
$85,014,118   Securities Lending Collateral
                Investment (Note 4)
                (Cost $85,014,118).........      85,014,118
                                             --------------
              SHORT TERM US TREASURY SECURITY -- 0.0%
    150,000   US Treasury Bill,
                2.16%, 03/17/05(f)
                (Cost $149,327)............         149,327
                                             --------------
              TOTAL SECURITIES
                (Cost $1,100,909,061)......   1,214,103,718
                                             --------------
              REPURCHASE AGREEMENTS -- 0.6%
  7,071,418   With Investors Bank and
                Trust, dated 12/31/04,
                1.88%, due 01/03/05,
                repurchase proceeds at
                maturity $7,072,526
                (Collateralized by Fannie
                Mae, 2.92%, due 03/25/33,
                with a value of $3,345,100,
                and various Small Business
                Administrations,
                5.13% -- 5.38%, due
                11/25/15-10/25/16, with a
                total value of $4,082,935)
                (Cost $7,071,418)..........       7,071,418
                                             --------------
              Total Investments -- 107.5%
                (Cost $1,107,980,479)......   1,221,175,136
              Liabilities less other
                assets -- (7.5)%...........     (85,226,702)
                                             --------------
              NET ASSETS -- 100.0%.........  $1,135,948,434
                                             ==============



The aggregate cost of securities for federal income tax purposes at December 31, 2004 is $1,116,324,135.



The following amounts are based on cost for federal income tax purposes:



    Gross unrealized appreciation..........  $121,321,581
    Gross unrealized depreciation..........   (16,470,580)
                                             ------------
    Net unrealized appreciation............  $104,851,001
                                             ============


---------------


See summary of footnotes and abbreviations to portfolios.



                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO



                            PORTFOLIO OF INVESTMENTS



                               DECEMBER 31, 2004



   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS -- 98.5%
               AEROSPACE AND DEFENSE -- 0.9%
      74,251   General Dynamics Corp.......  $    7,766,655
     257,000   The Boeing Company..........      13,304,890
                                             --------------
                                                 21,071,545
                                             --------------
               AGRICULTURE -- 1.1%
     463,900   Monsanto Company............      25,769,645
                                             --------------
               AIRLINES -- 1.0%
   1,333,500   Southwest Airlines Company..      21,709,380
                                             --------------
               APPAREL: MANUFACTURING -- 1.1%
     282,327   Nike, Inc. -- Class B.......      25,604,236
                                             --------------
               BROADCAST SERVICES/MEDIA -- 1.9%
     538,200   The Walt Disney Company.....      14,961,960
     801,700   Time Warner, Inc.*..........      15,585,048
     369,100   XM Satellite Radio Holdings,
                 Inc. -- Class A*(d).......      13,885,542
                                             --------------
                                                 44,432,550
                                             --------------
               BUSINESS SERVICES AND SUPPLIES -- 0.4%
     216,600   First Data Corp. ...........       9,214,164
                                             --------------
               CHEMICALS -- 0.6%
     252,100   The Dow Chemical Company....      12,481,471
                                             --------------
               COMPUTER SOFTWARE AND SERVICES -- 5.1%
     455,837   Electronic Arts, Inc.*......      28,116,026
   2,987,270   Microsoft Corp..............      79,789,982
     410,400   NVIDIA Corp.*...............       9,669,024
                                             --------------
                                                117,575,032
                                             --------------
               COMPUTERS AND OFFICE EQUIPMENT -- 2.8%
   1,348,022   Dell, Inc.*.................      56,805,647
     443,600   Seagate Technology*.........       7,660,972
                                             --------------
                                                 64,466,619
                                             --------------
               CONSTRUCTION SERVICES AND SUPPLIES -- 0.5%
     186,627   Lennar Corp. -- Class
                 A(d)......................      10,578,018
                                             --------------
               CONSUMER GOODS AND SERVICES -- 8.8%
     144,900   Colgate-Palmolive Company...       7,413,084
     337,400   FedEx Corp.(d)..............      33,230,526
   2,414,542   General Electric Company....      88,130,783
     158,400   Kimberly-Clark Corp.........      10,424,304
     929,904   Procter & Gamble Company....      51,219,112
     140,600   United Parcel Service,
                 Inc. -- Class B...........      12,015,676
                                             --------------
                                                202,433,485
                                             --------------
               ELECTRONICS -- 0.1%
      22,657   Harman International
                 Industries, Inc. .........       2,877,439
                                             --------------



   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               FINANCIAL SERVICES -- 10.2%
     504,300   American Express Company....  $   28,427,391
     580,300   Ameritrade Holding Corp.*...       8,251,866
     515,600   Capital One Financial
                 Corp.(d)..................      43,418,675
     456,611   Citigroup, Inc..............      21,999,518
   1,093,363   Countrywide Financial
                 Corp......................      40,465,365
     329,777   Goldman Sachs Group, Inc....      34,309,999
     841,607   SLM Corp....................      44,933,397
      55,438   The Chicago Mercantile
                 Exchange(d)...............      12,678,671
                                             --------------
                                                234,484,882
                                             --------------
               FOOD AND BEVERAGE -- 2.4%
     255,400   Anheuser-Busch Companies,
                 Inc.......................      12,956,442
     349,000   Coca-Cola Company...........      14,528,870
     504,284   PepsiCo, Inc. ..............      26,323,625
                                             --------------
                                                 53,808,937
                                             --------------
               INSURANCE -- 0.9%
     295,500   American International
                 Group, Inc. ..............      19,405,485
                                             --------------
               INTERNET SERVICES -- 8.4%
   2,669,340   Cisco Systems, Inc.*........      51,518,262
     564,022   eBay, Inc.*.................      65,584,478
      38,300   Google, Inc. -- Class A*....       7,395,730
     845,300   Juniper Networks, Inc.*.....      22,983,707
     674,000   VeriSign, Inc.*(d)..........      22,592,480
     602,900   YAHOO!, Inc.*...............      22,717,272
                                             --------------
                                                192,791,929
                                             --------------
               LEISURE AND RECREATION -- 6.9%
     154,180   Carnival Corp.(d)...........       8,885,393
     225,600   DreamWorks Animation SKG,
                 Inc. -- Class A*..........       8,462,256
     142,558   Four Seasons Hotels,
                 Inc.(d)...................      11,659,819
     336,200   Hilton Hotels Corp..........       7,645,188
     489,700   Marriott International,
                 Inc. -- Class A...........      30,841,306
     211,840   MGM MIRAGE*.................      15,409,242
     598,000   Starwood Hotels & Resorts
                 Worldwide, Inc.(d)........      34,923,200
     589,444   Wynn Resorts, Ltd.*(d)......      39,445,592
                                             --------------
                                                157,271,996
                                             --------------
               MACHINERY -- 1.6%
     372,241   Caterpillar, Inc.(d)........      36,297,220
                                             --------------
               MANUFACTURING -- 0.6%
     402,500   Honeywell International,
                 Inc. .....................      14,252,525
                                             --------------



                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 2004



   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               MEDICAL AND OTHER HEALTH SERVICES -- 4.9%
     358,800   Medco Health Solutions,
                 Inc.*.....................  $   14,926,080
     977,020   UnitedHealth Group, Inc.....      86,007,071
     103,900   WellPoint, Inc.*............      11,948,500
                                             --------------
                                                112,881,651
                                             --------------
               MEDICAL EQUIPMENT AND SUPPLIES -- 6.0%
     774,200   Johnson & Johnson...........      49,099,765
     185,900   Kinetic Concepts, Inc.*.....      14,184,170
     260,284   Medtronic, Inc..............      12,928,306
     327,100   St. Jude Medical, Inc.*.....      13,715,303
     589,895   Zimmer Holdings, Inc.*......      47,262,387
                                             --------------
                                                137,189,931
                                             --------------
               OIL, COAL AND GAS -- 1.0%
     213,400   EOG Resources, Inc..........      15,228,224
     111,540   Newfield Exploration
                 Company*..................       6,586,437
                                             --------------
                                                 21,814,661
                                             --------------
               PHARMACEUTICALS -- 4.0%
     491,400   Caremark Rx, Inc.*..........      19,375,902
     205,300   Eli Lilly and Company.......      11,650,775
     328,500   IVAX Corp.*(d)..............       5,196,870
   1,476,652   Pfizer, Inc.................      39,707,172
     790,400   Schering-Plough Corp. ......      16,503,552
                                             --------------
                                                 92,434,271
                                             --------------
               RESEARCH AND DEVELOPMENT -- 4.4%
     484,169   Amgen, Inc.*................      31,059,441
   1,032,540   Genentech, Inc.*............      56,211,478
     200,400   Gilead Sciences, Inc.*......       7,011,996
     135,800   ImClone Systems, Inc.*(d)...       6,257,664
                                             --------------
                                                100,540,579
                                             --------------
               RETAIL -- 8.5%
     643,400   Circuit City Stores,
                 Inc.(d)...................      10,062,776
     349,100   Dollar General Corp. .......       7,250,807
   1,158,900   Home Depot, Inc.(d).........      49,531,386
     433,200   JC Penney Company, Inc.
                 (Holding Company).........      17,934,480
     625,449   Lowe's Companies, Inc.(d)...      36,019,608
     627,100   Staples, Inc................      21,139,541
     283,143   Target Corp.................      14,703,616
     701,518   Wal-Mart Stores, Inc. ......      37,054,181
                                             --------------
                                                193,696,395
                                             --------------



   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               RETAIL: RESTAURANTS -- 1.9%
     580,300   McDonald's Corp.............  $   18,604,418
     392,933   Starbucks Corp.*............      24,503,302
                                             --------------
                                                 43,107,720
                                             --------------
               RETAIL: SUPERMARKETS -- 0.7%
     170,987   Whole Foods Market,
                 Inc.(d)...................      16,303,610
                                             --------------
               SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 0.3%
     122,800   Fisher Scientific
                 International, Inc.*......       7,660,264
                                             --------------
               SEMICONDUCTORS -- 4.5%
     690,200   Altera Corp.*...............      14,287,140
     378,200   Applied Materials, Inc.*....       6,467,220
     440,700   Broadcom Corp. -- Class
                 A*(d).....................      14,225,796
   1,073,200   National Semiconductor
                 Corp. ....................      19,263,940
     955,200   PMC-Sierra, Inc.*...........      10,746,000
   1,509,600   Texas Instruments, Inc. ....      37,166,352
                                             --------------
                                                102,156,448
                                             --------------
               TELECOMMUNICATIONS EQUIPMENT AND
                 SERVICES -- 6.1%
     510,800   Comverse Technology,
                 Inc.*.....................      12,489,060
   2,093,100   JDS Uniphase Corp.*(d)......       6,635,127
   2,261,200   Motorola, Inc...............      38,892,640
   1,744,407   QUALCOMM, Inc...............      73,962,857
     196,820   Verizon Communications,
                 Inc. .....................       7,973,178
                                             --------------
                                                139,952,862
                                             --------------
               UTILITIES: ELECTRIC -- 0.9%
     332,569   TXU Corp.(d)................      21,470,655
                                             --------------
               TOTAL COMMON STOCKS
                 (Cost $1,931,060,493).....   2,255,735,605
                                             --------------
               WARRANTS -- 0.0%
      24,143   Lucent Technologies, Inc.,
                 expires 12/10/07* (Cost
                 $0).......................          38,146
                                             --------------



                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                       VALUE
 ---------                                   --------------
               SECURITIES LENDING COLLATERAL -- 8.9%
$203,440,449   Securities Lending
                 Collateral Investment
                 (Note 4)
                 (Cost $203,440,449).......  $  203,440,449
                                             --------------
               TOTAL SECURITIES
                 (Cost $2,134,500,942).....   2,459,214,200
                                             --------------
               REPURCHASE AGREEMENTS -- 1.8%
  41,295,933   With Investors Bank and
                 Trust, dated 12/31/04,
                 1.88%, due 01/03/05,
                 repurchase proceeds at
                 maturity $41,302,403
                 (Collateralized by various
                 Small Business
                 Administrations, 4.38% --
                 5.63%, due 03/25/15-
                 03/25/29, with a total
                 value of $43,360,730)
                 (Cost $41,295,933)........      41,295,933
                                             --------------
               Total Investments -- 109.2%
                 (Cost $2,175,796,875).....   2,500,510,133
               Liabilities less other
                 assets -- (9.2)%..........    (209,950,186)
                                             --------------
               NET ASSETS -- 100.0%........  $2,290,559,947
                                             ==============



The aggregate cost of securities for federal income tax purposes at December 31, 2004 is $2,226,733,418.



The following amounts are based on cost for federal income tax purposes:



    Gross unrealized appreciation..........  $287,891,791
    Gross unrealized depreciation..........   (14,115,076)
                                             ------------
    Net unrealized appreciation............  $273,776,715
                                             ============


---------------


See summary of footnotes and abbreviations to portfolios.



                       See notes to financial statements.

                            MID-CAP VALUE PORTFOLIO



                            PORTFOLIO OF INVESTMENTS



                               DECEMBER 31, 2004



  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS -- 95.0%
              AEROSPACE AND DEFENSE -- 1.8%
    227,900   Goodrich Corp. ................  $  7,438,656
                                               ------------
              APPAREL: RETAIL -- 1.6%
    252,700   Foot Locker, Inc. .............     6,805,211
                                               ------------
              ASSET MANAGEMENT -- 1.3%
    153,600   Brascan Corp. -- Class A
                (Canada)(d)..................     5,531,136
                                               ------------
              AUTOMOTIVE EQUIPMENT -- 2.5%
     88,800   Genuine Parts Company..........     3,912,528
    104,000   Lear Corp. ....................     6,345,040
                                               ------------
                                                 10,257,568
                                               ------------
              BANKS -- 7.4%
    153,600   First Horizon National
                Corp.(d).....................     6,621,696
     54,500   M&T Bank Corp. ................     5,877,280
    304,700   North Fork Bancorp, Inc. ......     8,790,595
    188,300   State Street Corp. ............     9,249,296
                                               ------------
                                                 30,538,867
                                               ------------
              BROADCAST SERVICES/MEDIA -- 1.4%
    122,400   The E.W. Scripps Company --
                Class A(d)...................     5,909,472
                                               ------------
              BUSINESS SERVICES AND SUPPLIES -- 4.4%
     51,300   Avery Dennison Corp. ..........     3,076,461
    118,900   Diebold, Inc. .................     6,626,297
    178,400   Manpower, Inc. ................     8,616,720
                                               ------------
                                                 18,319,478
                                               ------------
              CHEMICALS -- 5.8%
    178,400   Cytec Industries, Inc. ........     9,173,328
    168,400   International Flavors &
                Fragrances, Inc. ............     7,214,256
    423,300   Methanex Corp. (Canada)........     7,729,458
                                               ------------
                                                 24,117,042
                                               ------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 3.1%
    153,600   American Standard Companies,
                Inc.*........................     6,346,752
    185,800   York International Corp. ......     6,417,532
                                               ------------
                                                 12,764,284
                                               ------------
              CONSUMER GOODS AND SERVICES -- 2.5%
     54,300   Fortune Brands, Inc. ..........     4,190,874
    133,700   The Sherwin-Williams Company...     5,967,031
                                               ------------
                                                 10,157,905
                                               ------------
              CONTAINERS AND PACKAGING -- 2.5%
    157,900   Pactiv Corp.*..................     3,993,291
    138,700   Rexam PLC (Great Britain)
                (ADR)(d).....................     6,260,918
                                               ------------
                                                 10,254,209
                                               ------------



  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              DISTRIBUTION -- 0.9%
     59,200   CDW Corp. .....................  $  3,927,920
                                               ------------
              ELECTRONICS -- 1.5%
    236,600   Thomson (France) (ADR).........     6,281,730
                                               ------------
              FINANCIAL SERVICES -- 5.7%
    213,000   CIT Group, Inc. ...............     9,759,660
    500,400   E*TRADE Financial Corp.*.......     7,480,980
     74,400   Legg Mason, Inc. ..............     5,450,544
     45,100   MoneyGram International,
                Inc. ........................       953,414
                                               ------------
                                                 23,644,598
                                               ------------
              FOOD AND BEVERAGE -- 2.8%
    182,500   Allied Domecq PLC (Great
                Britain) (ADR)(d)............     7,283,575
    113,500   Sysco Corp. ...................     4,332,295
                                               ------------
                                                 11,615,870
                                               ------------
              INSURANCE -- 5.6%
    218,000   Assurant, Inc. ................     6,659,900
     94,100   Everest Re Group, Ltd.
                (Bermuda)....................     8,427,596
    128,800   MBIA, Inc.(d)..................     8,150,464
                                               ------------
                                                 23,237,960
                                               ------------
              LEISURE AND RECREATION -- 4.8%
    273,100   Hilton Hotels Corp. ...........     6,210,294
    610,989   InterContinental Hotels Group
                PLC (Great Britain) (ADR)....     7,710,681
    109,000   Royal Caribbean Cruises, Ltd.
                (Liberia)(d).................     5,933,960
                                               ------------
                                                 19,854,935
                                               ------------
              MANUFACTURING -- 1.6%
     79,300   ITT Industries, Inc. ..........     6,696,885
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 3.3%
    128,300   Omnicare, Inc.(d)..............     4,441,746
     79,300   WellPoint, Inc.*...............     9,119,500
                                               ------------
                                                 13,561,246
                                               ------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 1.1%
     69,100   CR Bard, Inc. .................     4,421,018
                                               ------------
              OIL, COAL AND GAS -- 6.1%
    133,800   EnCana Corp. (Canada)..........     7,634,628
    128,800   Praxair, Inc. .................     5,686,520
    163,500   Questar Corp. .................     8,331,960
     69,100   Weatherford International, Ltd.
                (Bermuda)*...................     3,544,830
                                               ------------
                                                 25,197,938
                                               ------------



                       See notes to financial statements.

                            MID-CAP VALUE PORTFOLIO

                               DECEMBER 31, 2004



  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              PRINTING AND PUBLISHING -- 1.6%
    186,169   RR Donnelley & Sons
                Company(d)...................  $  6,569,904
                                               ------------
              RETAIL -- 3.1%
     89,200   CVS Corp. .....................     4,020,244
    307,200   Dollar Tree Stores, Inc.*(d)...     8,810,496
                                               ------------
                                                 12,830,740
                                               ------------
              RETAIL: RESTAURANTS -- 1.2%
    104,600   YUM! Brands, Inc. .............     4,935,028
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 3.7%
    196,500   Amdocs, Ltd. (Guernsey)*.......     5,158,125
    212,100   Corning, Inc.*.................     2,496,417
    312,100   UNOVA, Inc.*(d)................     7,893,009
                                               ------------
                                                 15,547,551
                                               ------------
              TOOLS -- 1.0%
     83,900   Stanley Works..................     4,110,261
                                               ------------
              TOYS -- 1.0%
    204,700   Mattel, Inc.(d)................     3,989,603
                                               ------------
              TRANSPORTATION -- 7.2%
    167,100   CNF, Inc. .....................     8,371,710
    188,300   CSX Corp. .....................     7,547,064
    181,200   Florida East Coast Industries,
                Inc. ........................     8,172,120
    163,500   Norfolk Southern Corp. ........     5,917,065
                                               ------------
                                                 30,007,959
                                               ------------
              UTILITIES: ELECTRIC -- 6.3%
    574,700   CenterPoint Energy, Inc.(d)....     6,494,110
    227,900   PG&E Corp.*....................     7,584,512
     74,300   PPL Corp. .....................     3,958,704
    123,900   TXU Corp.(d)...................     7,998,984
                                               ------------
                                                 26,036,310
                                               ------------
              UTILITIES: GAS -- 2.2%
    277,400   AGL Resources, Inc. ...........     9,220,776
                                               ------------
              TOTAL COMMON STOCKS
                (Cost $339,994,770)..........   393,782,060
                                               ------------
 PRINCIPAL
 ---------
              SECURITIES LENDING COLLATERAL -- 14.1%
$58,613,178   Securities Lending Collateral
                Investment (Note 4)
                (Cost $58,613,178)...........  $ 58,613,178
                                               ------------
              TOTAL SECURITIES
                (Cost $398,607,948)..........   452,395,238
                                               ------------
              REPURCHASE AGREEMENTS -- 5.5%
 22,804,390   With Investors Bank and Trust,
                dated 12/31/04, 1.88%, due
                01/03/05, repurchase proceeds
                at maturity $22,807,963
                (Collateralized by various
                Small Business
                Administrations, 4.77% --
                5.77%, due 05/25/16 to
                02/25/29, with a total value
                of $23,944,609) (Cost
                $22,804,390).................    22,804,390
                                               ------------
              Total Investments -- 114.6%
                (Cost $421,412,338)..........   475,199,628
              Liabilities less other
                assets -- (14.6)%............   (60,488,949)
                                               ------------
              NET ASSETS -- 100.0%...........  $414,710,679
                                               ============



The aggregate cost of securities for federal income tax purposes at December 31, 2004 is $422,114,504.



The following amounts are based on cost for federal income tax purposes:



    Gross unrealized appreciation...........  $54,444,932
    Gross unrealized depreciation...........   (1,359,808)
                                              -----------
    Net unrealized appreciation.............  $53,085,124
                                              ===========


---------------


See summary of footnotes and abbreviations to portfolios.



                       See notes to financial statements.

                            MID-CAP GROWTH PORTFOLIO



                            PORTFOLIO OF INVESTMENTS



                               DECEMBER 31, 2004



  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS -- 97.4%
              ADVERTISING -- 2.0%
     62,300   Getty Images, Inc.*(d).........  $  4,289,355
                                               ------------
              APPAREL: RETAIL -- 3.2%
     89,400   American Eagle Outfitters,
                Inc. ........................     4,210,740
     55,700   Chico's FAS, Inc.*(d)..........     2,536,021
                                               ------------
                                                  6,746,761
                                               ------------
              BROADCAST SERVICES/MEDIA -- 5.5%
     89,000   Cablevision Systems Corp. New
                York Group -- Class A*.......     2,216,100
     23,800   Pixar*(d)......................     2,037,518
    367,600   Sirius Satellite Radio,
                Inc.*(d).....................     2,812,140
    120,300   XM Satellite Radio Holdings,
                Inc. -- Class A*(d)..........     4,525,686
                                               ------------
                                                 11,591,444
                                               ------------
              BUSINESS SERVICES AND SUPPLIES -- 2.9%
     87,300   Alliance Data Systems Corp.*...     4,145,004
     68,800   Robert Half International,
                Inc. ........................     2,024,784
                                               ------------
                                                  6,169,788
                                               ------------
              COMPUTER SOFTWARE AND SERVICES -- 3.8%
    126,900   Cognos, Inc.*..................     5,591,214
     49,300   NAVTEQ Corp.*..................     2,285,548
                                               ------------
                                                  7,876,762
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 1.9%
    204,700   ATI Technologies, Inc.*........     3,969,133
                                               ------------
              CONSUMER GOODS AND SERVICES -- 2.0%
    199,810   Tempur-Pedic International,
                Inc.*........................     4,235,972
                                               ------------
              CONTAINERS AND PACKAGING -- 0.9%
     87,660   Owens-Illinois, Inc.*..........     1,985,499
                                               ------------
              ELECTRONICS -- 4.0%
     32,000   Harman International
                Industries, Inc. ............     4,064,000
    129,200   Trimble Navigation, Ltd.*......     4,268,768
                                               ------------
                                                  8,332,768
                                               ------------
              FINANCIAL SERVICES -- 6.4%
     96,000   Doral Financial Corp. .........     4,728,000
     63,700   Legg Mason, Inc. ..............     4,666,662
     64,300   T. Rowe Price Group, Inc. .....     3,999,460
                                               ------------
                                                 13,394,122
                                               ------------
              INTERNET SERVICES -- 8.6%
    124,700   Juniper Networks, Inc.*........     3,390,593
     82,300   Macromedia, Inc.*..............     2,561,176
    159,700   Monster Worldwide, Inc.*(d)....     5,372,308
    198,900   VeriSign, Inc.*................     6,667,128
                                               ------------
                                                 17,991,205
                                               ------------



  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              LEISURE AND RECREATION -- 3.0%
     83,600   Brunswick Corp. ...............  $  4,138,200
     89,000   Scientific Games Corp. -- Class
                A*...........................     2,121,760
                                               ------------
                                                  6,259,960
                                               ------------
              MACHINERY -- 3.3%
    141,800   Rockwell Automation, Inc. .....     7,026,190
                                               ------------
              MANUFACTURING -- 2.0%
     75,500   Zebra Technologies Corp. --
                Class A*.....................     4,249,140
                                               ------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 9.3%
     30,700   Beckman Coulter, Inc. .........     2,056,593
    101,800   CR Bard, Inc. .................     6,513,164
     88,300   Kinetic Concepts, Inc.*........     6,737,290
     53,960   Zimmer Holdings, Inc.*.........     4,323,275
                                               ------------
                                                 19,630,322
                                               ------------
              OIL, COAL AND GAS -- 11.2%
     68,424   Bill Barrett Corp.*(d).........     2,188,884
     63,200   Chesapeake Energy Corp. .......     1,042,800
    112,300   Diamond Offshore Drilling,
                Inc.(d)......................     4,497,615
     62,300   EOG Resources, Inc. ...........     4,445,728
     93,900   Massey Energy Company..........     3,281,805
     92,300   Noble Corp.*...................     4,591,002
     92,200   Quicksilver Resources,
                Inc.*(d).....................     3,391,116
                                               ------------
                                                 23,438,950
                                               ------------
              PHARMACEUTICALS -- 2.0%
    151,000   MGI Pharma, Inc.*(d)...........     4,229,510
                                               ------------
              REAL ESTATE DEVELOPMENT AND MANAGEMENT
                SERVICES -- 1.2%
     71,940   CB Richard Ellis Group, Inc. --
                Class A*.....................     2,413,587
                                               ------------
              RESEARCH AND DEVELOPMENT -- 2.3%
    106,900   Eyetech Pharmaceuticals,
                Inc.*(d).....................     4,863,950
                                               ------------
              RETAIL -- 4.1%
    144,000   MSC Industrial Direct Company,
                Inc. -- Class A..............     5,181,120
     99,700   Williams-Sonoma, Inc.*(d)......     3,493,488
                                               ------------
                                                  8,674,608
                                               ------------
              SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 1.5%
     50,000   Fisher Scientific
                International, Inc.*.........     3,119,000
                                               ------------
              SEMICONDUCTORS -- 3.9%
    126,800   Broadcom Corp. -- Class A*.....     4,093,104
    104,100   Cree, Inc.*(d).................     4,172,328
                                               ------------
                                                  8,265,432
                                               ------------



                       See notes to financial statements.

                            MID-CAP GROWTH PORTFOLIO

                               DECEMBER 31, 2004



  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 12.4%
    429,700   Alamosa Holdings, Inc.*(d).....  $  5,358,359
    173,400   American Tower Corp. -- Class
                A*...........................     3,190,560
    241,900   Comverse Technology, Inc.*.....     5,914,455
    101,900   Harris Corp. ..................     6,296,401
    133,500   Polycom, Inc.*.................     3,113,220
     36,000   SpectraSite, Inc.*.............     2,084,400
                                               ------------
                                                 25,957,395
                                               ------------
              TOTAL COMMON STOCKS (Cost
                $174,220,885)................   204,710,853
                                               ------------
 PRINCIPAL
 ---------
              SECURITIES LENDING COLLATERAL -- 24.0%
$50,393,267   Securities Lending Collateral
                Investment (Note 4)
                (Cost $50,393,267)...........    50,393,267
                                               ------------
              TOTAL SECURITIES (Cost
                $224,614,152)................   255,104,120
                                               ------------
              REPURCHASE AGREEMENTS -- 2.4%
  5,082,338   With Investors Bank and Trust,
                dated 12/31/04, 1.88%, due
                01/03/05, repurchase proceeds
                at maturity $5,083,134
                (Collateralized by Freddie
                Mac, 3.49%, due 12/15/23,
                with a value of $5,339,288)
                (Cost $5,082,338)............     5,082,338
                                               ------------
              Total Investments -- 123.8%
                (Cost $229,696,490)..........   260,186,458
              Liabilities less other
                assets -- (23.8)%............   (50,085,586)
                                               ------------
              NET ASSETS -- 100.0%...........  $210,100,872
                                               ============



The aggregate cost of securities for federal income tax purposes at December 31, 2004 is $229,935,908.



The following amounts are based on cost for federal income tax purposes:



    Gross unrealized appreciation...........  $31,179,298
    Gross unrealized depreciation...........     (928,748)
                                              -----------
    Net unrealized appreciation.............  $30,250,550
                                              ===========


---------------


See summary of footnotes and abbreviations to portfolios.



                       See notes to financial statements.

                           SMALL-CAP VALUE PORTFOLIO



                            PORTFOLIO OF INVESTMENTS



                               DECEMBER 31, 2004



  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS -- 99.3%
              ADVERTISING -- 5.5%
    322,650   Catalina Marketing Corp. ......  $  9,560,120
                                               ------------
              AGRICULTURE -- 4.3%
    268,950   Delta and Pine Land Company....     7,336,956
                                               ------------
              AUTOMOTIVE EQUIPMENT -- 1.4%
    175,650   Exide Technologies*............     2,420,457
                                               ------------
              BANKS -- 5.3%
    137,225   Commercial Federal Corp. ......     4,076,954
     54,975   First Financial Bancorp........       962,063
     80,000   Provident Financial Services,
                Inc. ........................     1,549,600
     45,425   UMB Financial Corp. ...........     2,573,781
                                               ------------
                                                  9,162,398
                                               ------------
              BUSINESS SERVICES AND SUPPLIES -- 8.7%
    327,350   CSG Systems International,
                Inc.*........................     6,121,445
    349,500   Dendrite International,
                Inc.*........................     6,780,299
    104,700   FTI Consulting, Inc.*..........     2,206,029
                                               ------------
                                                 15,107,773
                                               ------------
              CHEMICALS -- 3.8%
     35,000   Cabot Microelectronics
                Corp.*(d)....................     1,401,750
    311,450   Tetra Tech, Inc.*..............     5,213,673
                                               ------------
                                                  6,615,423
                                               ------------
              COMPUTER SOFTWARE AND SERVICES -- 3.5%
    266,325   Gartner, Inc. --  Class
                A*(d)........................     3,318,410
     92,125   Gartner, Inc. --  Class B*.....     1,132,216
    105,800   Keane, Inc.*...................     1,555,260
                                               ------------
                                                  6,005,886
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 1.8%
     65,600   Black Box Corp. ...............     3,150,112
                                               ------------
              CONSUMER GOODS AND SERVICES -- 2.2%
    131,425   Blyth, Inc. ...................     3,884,923
                                               ------------
              EDUCATION -- 1.7%
    167,200   DeVry, Inc.*(d)................     2,902,592
                                               ------------
              ELECTRONICS -- 2.0%
    146,750   Belden CDT, Inc.(d)............     3,404,600
                                               ------------
              FINANCIAL SERVICES -- 7.4%
    245,400   Investment Technology Group,
                Inc.*........................     4,907,999
    139,662   Raymond James Financial,
                Inc. ........................     4,326,729
    148,200   Waddell & Reed Financial,
                Inc. -- Class A..............     3,540,498
                                               ------------
                                                 12,775,226
                                               ------------



  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              INSURANCE -- 6.9%
    155,100   Horace Mann Educators Corp. ...  $  2,959,308
    135,925   Infinity Property & Casualty
                Corp. .......................     4,784,559
    331,225   Phoenix Companies, Inc.(d).....     4,140,313
                                               ------------
                                                 11,884,180
                                               ------------
              INTERNET SERVICES -- 2.8%
    415,875   EarthLink, Inc.*...............     4,790,880
                                               ------------
              LEISURE AND RECREATION -- 4.4%
    193,550   Speedway Motorsports, Inc. ....     7,583,289
                                               ------------
              MANUFACTURING -- 9.1%
    251,900   Acuity Brands, Inc. ...........     8,010,419
    145,750   Crane Company..................     4,203,430
    171,175   Tredegar Corp. ................     3,459,447
                                               ------------
                                                 15,673,296
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 2.4%
    117,200   LifePoint Hospitals,
                Inc.*(d).....................     4,080,904
                                               ------------
              OIL, COAL AND GAS -- 5.3%
     98,400   Forest Oil Corp.*..............     3,121,248
     90,425   Oceaneering International,
                Inc.*........................     3,374,661
     76,150   Tidewater, Inc.(d).............     2,711,702
                                               ------------
                                                  9,207,611
                                               ------------
              PAPER AND FOREST PRODUCTS -- 2.9%
    102,262   Rayonier, Inc. ................     5,001,634
                                               ------------
              REAL ESTATE DEVELOPMENT AND SERVICES -- 0.1%
      2,525   Avatar Holdings, Inc.*(d)......       121,453
                                               ------------
              REAL ESTATE INVESTMENT TRUSTS -- 1.6%
     76,850   Post Properties, Inc. .........     2,682,065
                                               ------------
              RETAIL -- 2.6%
    214,725   Big Lots, Inc.*(d).............     2,604,614
     92,900   Pier 1 Imports, Inc. ..........     1,830,130
                                               ------------
                                                  4,434,744
                                               ------------
              RUBBER PRODUCTS -- 1.7%
     16,250   Bandag, Inc.(d)................       809,413
     47,150   Bandag, Inc. --  Class A.......     2,184,459
                                               ------------
                                                  2,993,872
                                               ------------
              SECURITY SERVICES -- 2.8%
    124,525   The Brink's Company............     4,921,228
                                               ------------
              SEMICONDUCTORS -- 1.9%
    413,050   Axcelis Technologies, Inc.*....     3,358,097
                                               ------------
              SPORTING GOODS AND EQUIPMENT -- 2.7%
    351,475   Callaway Golf Company..........     4,744,913
                                               ------------



                       See notes to financial statements.

                           SMALL-CAP VALUE PORTFOLIO

                               DECEMBER 31, 2004



  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 4.5%
    156,125   Commonwealth Telephone
                Enterprises, Inc.*(d)........  $  7,753,168
                                               ------------
              TOTAL COMMON STOCKS
                (Cost $140,146,799)..........   171,557,800
                                               ------------
 PRINCIPAL
 ---------
              SECURITIES LENDING COLLATERAL -- 12.8%
$22,031,456   Securities Lending Collateral
                Investment (Note 4)
                (Cost $22,031,456)...........    22,031,456
                                               ------------
              TOTAL SECURITIES
                (Cost $162,178,255)..........   193,589,256
                                               ------------
              REPURCHASE AGREEMENTS -- 0.8%
  1,367,599   With Investors Bank and Trust,
                dated 12/31/04, 1.88%, due
                01/03/05, repurchase proceeds
                at maturity $1,367,813
                (Collateralized by Small
                Business Administration,
                5.63%, due 09/25/15, with a
                value of $1,435,979) (Cost
                $1,367,599)..................     1,367,599
                                               ------------
              Total Investments -- 112.9%
                (Cost $163,545,854)..........   194,956,855
              Liabilities less other
                assets -- (12.9)%............   (22,220,906)
                                               ------------
              NET ASSETS -- 100.0%...........  $172,735,949
                                               ============



The aggregate cost of securities for federal income tax purposes at December 31, 2004 is $163,686,491.



The following amounts are based on cost for federal income tax purposes:



    Gross unrealized appreciation...........  $32,358,280
    Gross unrealized depreciation...........   (1,087,916)
                                              -----------
    Net unrealized appreciation.............  $31,270,364
                                              ===========


---------------


See summary of footnotes and abbreviations to portfolios.



                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO



                            PORTFOLIO OF INVESTMENTS



                               DECEMBER 31, 2004



   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS -- 97.0%
               ADVERTISING -- 0.7%
      86,200   ADVO, Inc. .................  $    3,073,030
      60,200   Catalina Marketing Corp. ...       1,783,726
      50,500   R.H. Donnelley Corp.*(d)....       2,982,025
      61,800   Ventiv Health, Inc.*........       1,255,776
                                             --------------
                                                  9,094,557
                                             --------------
               AEROSPACE AND DEFENSE -- 0.9%
       6,600   ARGON ST, Inc.*.............         233,970
      41,300   B/E Aerospace, Inc.*........         480,732
      58,700   Curtiss-Wright Corp. --
                 Class B...................       3,302,462
      57,580   DRS Technologies, Inc.*.....       2,459,242
       3,900   Ducommun, Inc.*.............          81,315
       2,800   Innovative Solutions and
                 Support, Inc.*............          93,408
      57,200   Moog, Inc. -- Class A*......       2,594,020
     162,000   Orbital Sciences
                 Corp.*(d).................       1,916,460
                                             --------------
                                                 11,161,609
                                             --------------
               AIRLINES -- 0.5%
     197,700   AirTran Holdings,
                 Inc.*(d)..................       2,115,390
      12,100   Alaska Air Group, Inc.*.....         405,229
      61,400   America West Holdings
                 Corp. -- Class B*(d)......         404,012
     169,600   ExpressJet Holdings,
                 Inc.*.....................       2,184,448
      33,800   Pinnacle Airlines Corp.*....         471,172
                                             --------------
                                                  5,580,251
                                             --------------
               APPAREL: MANUFACTURING -- 1.7%
     292,900   Ashworth, Inc.*.............       3,189,681
      83,200   Gildan Activewear, Inc. --
                 Class A*..................       2,827,968
      46,900   Guess?, Inc.*...............         588,595
      37,100   Hartmarx Corp.*.............         288,267
      15,000   Kellwood Company............         517,500
      76,400   Oxford Industries, Inc. ....       3,155,320
     149,700   Phillips-Van Heusen
                 Corp. ....................       4,041,900
      14,500   Skechers USA, Inc. -- Class
                 A*........................         187,920
     238,230   The Warnaco Group, Inc.*....       5,145,768
      38,400   Wolverine World Wide,
                 Inc. .....................       1,206,528
                                             --------------
                                                 21,149,447
                                             --------------
               APPAREL: RETAIL -- 2.6%
      25,200   Aeropostale, Inc.*..........         741,636
     268,875   Cache, Inc.*................       4,845,128
     103,300   Cato Corp. -- Class A.......       2,977,106
     196,350   Charlotte Russe Holding,
                 Inc.*.....................       1,983,135
      90,300   Claire's Stores, Inc. ......       1,918,875
       7,300   Genesco, Inc.*..............         227,322



   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               APPAREL: RETAIL (CONTINUED)
     271,860   Jos. A. Bank Clothiers,
                 Inc.*(d)..................  $    7,693,638
     154,800   New York & Company, Inc.*...       2,557,296
      84,600   Shoe Carnival, Inc.*........       1,099,800
     133,600   Stage Stores, Inc.*(d)......       5,547,072
      52,600   Stein Mart, Inc.*...........         897,356
      59,100   The Men's Wearhouse,
                 Inc.*.....................       1,888,836
                                             --------------
                                                 32,377,200
                                             --------------
               AUTOMOBILES/MOTOR VEHICLES -- 0.4%
       3,800   Arctic Cat, Inc. ...........         100,776
      40,500   Monaco Coach Corp. .........         833,085
      25,700   Polaris Industries, Inc. ...       1,748,114
      61,900   Winnebago Industries,
                 Inc.(d)...................       2,417,814
                                             --------------
                                                  5,099,789
                                             --------------
               AUTOMOTIVE EQUIPMENT -- 1.1%
      64,800   Modine Manufacturing
                 Company...................       2,188,296
     176,000   O'Reilly Automotive,
                 Inc.*(d)..................       7,928,800
     190,600   Spartan Motors, Inc. .......       2,273,858
      56,800   Tenneco Automotive, Inc.*...         979,232
      31,100   Titan International,
                 Inc.(d)...................         469,610
                                             --------------
                                                 13,839,796
                                             --------------
               BANKS -- 5.6%
       7,000   ABC Bancorp.................         147,000
      76,100   AMCORE Financial, Inc. .....       2,448,898
       4,290   AmericanWest Bancorp*.......          86,873
      97,900   Astoria Financial Corp. ....       3,913,062
       1,400   BancFirst Corp. ............         110,572
      17,500   BancorpSouth, Inc. .........         426,475
     147,323   BankUnited Financial
                 Corp. -- Class A*.........       4,706,969
     104,906   Banner Corp. ...............       3,272,018
       5,400   Camden National Corp. ......         212,814
       3,200   Capital Crossing Bank*......          98,208
     139,900   Cathay General Bancorp......       5,246,249
      15,900   City Holding Company........         576,216
      16,200   Columbia Banking System,
                 Inc. .....................         404,838
      27,800   Commercial Federal Corp. ...         825,938
       8,000   Community Trust Bancorp,
                 Inc. .....................         258,880
      17,700   Corus Bankshares, Inc. .....         849,777
      23,000   First BanCorp. .............       1,460,730
       7,800   First Charter Corp. ........         204,126
       2,600   First Citizens Bancshares,
                 Inc. -- Class A...........         385,450
      15,300   First Financial Bancorp.....         267,750



                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2004



   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               BANKS (CONTINUED)
       2,500   First Financial Bankshares,
                 Inc. .....................  $      112,025
      65,200   First Midwest Bancorp,
                 Inc. .....................       2,366,108
       9,600   First Place Financial
                 Corp. ....................         214,944
       6,700   First Republic Bank.........         355,100
      21,600   FirstFed Financial Corp.*...       1,120,392
      16,500   Flushing Financial Corp. ...         330,990
      89,400   Fremont General Corp.(d)....       2,251,092
       9,100   Frontier Financial Corp. ...         351,351
      19,600   Hancock Holding Company.....         655,816
      39,100   Hibernia Corp. -- Class A...       1,153,841
      57,211   Hudson United Bancorp.......       2,252,969
       3,200   Independent Bank Corp.
                 (Massachusetts)...........         108,000
       9,800   Independent Bank Corp.
                 (Michigan)................         292,334
      28,100   IndyMac Bancorp, Inc. ......         968,045
      24,500   Irwin Financial Corp. ......         695,555
       5,500   ITLA Capital Corp.*.........         323,345
       6,195   MainSource Financial Group,
                 Inc. .....................         147,937
       3,200   MB Financial, Inc. .........         134,880
       6,700   MBT Financial Corp. ........         155,909
       4,400   Mid-State Bancshares........         126,060
     117,400   Nara Bancorp, Inc. .........       2,497,098
       5,300   NBC Capital Corp. ..........         140,821
     192,500   NewAlliance Bancshares,
                 Inc. .....................       2,945,250
       8,000   Old Second Bancorp, Inc. ...         255,040
      15,180   Oriental Financial Group,
                 Inc. .....................         429,746
       5,100   People's Holding Company....         168,810
       8,900   PFF Bancorp, Inc. ..........         412,337
      55,420   PrivateBancorp, Inc. .......       1,786,187
       4,400   Provident Bankshares
                 Corp. ....................         160,028
      50,100   R&G Financial Corp. -- Class
                 B.........................       1,947,888
       2,100   S&T Bancorp, Inc. ..........          79,149
       3,700   Sandy Spring Bancorp,
                 Inc. .....................         141,821
       8,900   Santander BanCorp...........         268,424
       3,360   SCBT Financial Corp. .......         112,795
      65,950   Signature Bank*.............       2,134,142
      27,600   Silicon Valley
                 Bancshares*...............       1,237,032
       7,000   Simmons First National
                 Corp. -- Class A..........         202,650
       4,830   Southside Bancshares,
                 Inc. .....................         110,366
      90,510   Southwest Bancorp of Texas,
                 Inc. .....................       2,107,978
       3,465   State Bancorp, Inc. ........          95,288
       3,600   State Financial Services
                 Corp. -- Class A..........         108,360
       7,950   Sterling Bancorp............         224,588



   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               BANKS (CONTINUED)
       4,900   Sterling Financial Corp.
                 (Pennsylvania)............  $      140,483
       5,300   Suffolk Bancorp.............         184,599
      27,600   Susquehanna Bancshares,
                 Inc. .....................         688,620
     276,150   Texas Capital Bancshares,
                 Inc.*.....................       5,970,362
      14,700   Trustmark Corp. ............         456,729
       2,000   Uninvest Corp. of
                 Pennsylvania..............          92,040
       2,100   Union Bankshares Corp. .....          80,703
      21,500   United Community Financial
                 Corp. ....................         240,800
       9,100   USB Holding Company, Inc. ..         226,590
      13,600   WesBanco, Inc. .............         434,792
       6,800   West Coast Bancorp..........         172,788
      25,900   Westamerica Bancorp.........       1,510,229
       4,500   Western Sierra Bancorp*.....         172,598
       6,300   WSFS Financial Corp. .......         380,016
                                             --------------
                                                 68,336,683
                                             --------------
               BROADCAST SERVICES/MEDIA -- 0.3%
       8,700   Emmis Communications
                 Corp. -- Class A*.........         166,953
      66,400   Insight Communications
                 Company, Inc. -- Class
                 A*(d).....................         615,528
      18,700   Journal Communications,
                 Inc. -- Class A...........         337,909
       9,900   Nexstar Broadcasting Group,
                 Inc. -- Class A*..........          91,278
      71,900   Sinclair Broadcast Group --
                 Class A...................         662,199
      48,300   Spanish Broadcasting System,
                 Inc. -- Class A*..........         510,048
       8,700   The Liberty Corp. ..........         382,452
      13,200   World Wrestling
                 Entertainment, Inc. ......         160,116
      36,500   Young Broadcasting, Inc. --
                 Class A*..................         385,440
                                             --------------
                                                  3,311,923
                                             --------------
               BUSINESS SERVICES AND SUPPLIES -- 3.2%
      44,200   Administaff, Inc.*..........         557,362
       6,900   Ambassadors Group, Inc. ....         245,709
      14,700   Angelica Corp. .............         397,635
      48,600   Dendrite International,
                 Inc.*.....................         942,840
       6,500   DiamondCluster
                 International, Inc.*......          93,145
      90,900   Gevity HR, Inc. ............       1,868,904
     163,390   Global Payments, Inc.(d)....       9,564,851
     180,640   Image Entertainment,
                 Inc.*(d)..................       1,073,002
      20,300   John H. Harland Company.....         732,830



                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2004



   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               BUSINESS SERVICES AND SUPPLIES (CONTINUED)
      58,580   Kelly Services,
                 Inc. -- Class A...........  $    1,767,944
     258,440   Kforce, Inc.*...............       2,868,684
     255,510   Korn/Ferry
                 International*(d).........       5,301,833
     128,300   Labor Ready, Inc.*..........       2,170,836
     106,400   MAXIMUS, Inc.*..............       3,311,168
      97,820   Navigant Consulting,
                 Inc.*.....................       2,602,012
     177,240   Niku Corp.*.................       3,573,158
      12,300   Pomeroy IT Solutions,
                 Inc.*.....................         187,083
      20,000   SOURCECORP, Inc.*...........         382,200
      78,300   TeleTech Holdings, Inc.*....         758,727
       7,200   UniFirst Corp. .............         203,616
      14,700   Vertrue, Inc.*..............         555,219
                                             --------------
                                                 39,158,758
                                             --------------
               CHEMICALS -- 1.3%
     163,600   Airgas, Inc. ...............       4,337,036
      25,200   Albemarle Corp. ............         975,492
      54,000   Compass Minerals
                 International, Inc. ......       1,308,420
      62,100   FMC Corp.*..................       2,999,430
      28,500   Georgia Gulf Corp. .........       1,419,300
      40,500   MacDermid, Inc. ............       1,462,050
      19,400   NewMarket Corp.*............         386,060
      64,600   PolyOne Corp.*..............         585,276
      86,000   Terra Industries,
                 Inc.*(d)..................         763,680
      37,800   The Valspar Corp. ..........       1,890,378
                                             --------------
                                                 16,127,122
                                             --------------
               COLLECTIBLES -- 0.0%
      10,200   Department 56, Inc.*........         169,830
                                             --------------
               COMMERCIAL SERVICES -- 0.5%
      53,470   Chemed Corp. ...............       3,588,371
       3,600   Euronet Worldwide, Inc.*....          93,672
     118,180   Providence Service Corp.*...       2,478,235
                                             --------------
                                                  6,160,278
                                             --------------
               COMPUTER SOFTWARE AND SERVICES -- 4.9%
     194,870   Activision, Inc.*...........       3,932,477
       7,500   Ansoft Corp.*...............         151,500
      33,300   ANSYS, Inc.*................       1,067,598
      99,550   Avid Technology, Inc.*......       6,147,212
     376,800   Checkpoint Systems, Inc.*...       6,801,239
      29,200   Covansys Corp.*.............         446,760
     275,350   Embarcadero Technologies,
                 Inc.*.....................       2,591,044
     174,750   Epicor Software Corp.*......       2,462,228
      51,900   FARO Technologies, Inc.*....       1,618,242
     128,180   Infocrossing, Inc.*(d)......       2,170,087
      74,400   Intergraph Corp.*(d)........       2,003,592



   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               COMPUTER SOFTWARE AND SERVICES (CONTINUED)
     117,300   Keane, Inc.*................  $    1,724,310
     109,950   M-Systems Flash Disk
                 Pioneers, Ltd.*(d)........       2,168,214
     137,080   Macrovision Corp.*..........       3,525,698
      90,250   Merge Technologies,
                 Inc.*(d)..................       2,008,063
      28,300   MTS Systems Corp. ..........         956,823
      64,740   Open Solutions, Inc.*.......       1,680,650
       5,400   Progress Software Corp.*....         126,090
      12,600   Quest Software, Inc.*.......         200,970
       5,000   Renaissance Learning,
                 Inc. .....................          92,800
      29,400   SERENA Software, Inc.*......         636,216
     181,730   Smith Micro Software,
                 Inc.*(d)..................       1,626,484
      22,900   SS&C Technologies, Inc. ....         472,885
      57,400   Sybase, Inc.*...............       1,145,130
     350,450   Synplicity, Inc.*...........       2,074,664
     234,600   THQ, Inc.*..................       5,381,724
      16,600   Tier Technologies, Inc. --
                 Class B*..................         153,550
      40,000   Transaction Systems
                 Architects, Inc. -- Class
                 A*........................         794,000
      48,300   Tyler Technologies, Inc.*...         403,788
     421,060   Wind River Systems, Inc.*...       5,705,363
                                             --------------
                                                 60,269,401
                                             --------------
               COMPUTERS AND OFFICE EQUIPMENT -- 1.4%
     102,300   Adaptec, Inc.*..............         776,457
      77,900   Black Box Corp. ............       3,740,758
     137,500   Electronics For Imaging,
                 Inc.*.....................       2,393,875
     792,130   Gateway, Inc.*..............       4,760,701
      90,950   Knoll, Inc.*................       1,591,625
     103,470   Mercury Computer Systems,
                 Inc.*(d)..................       3,070,990
      30,100   RadiSys Corp.*..............         588,455
                                             --------------
                                                 16,922,861
                                             --------------
               CONSTRUCTION SERVICES AND SUPPLIES -- 3.4%
      67,100   Agilysys, Inc. .............       1,150,094
      45,700   Brookfield Homes Corp. .....       1,549,230
     181,600   Dycom Industries, Inc.*.....       5,542,432
      24,300   Eagle Materials, Inc. ......       2,098,305
       9,100   Genlyte Group, Inc.*........         779,688
     188,600   Hovnanian Enterprises,
                 Inc. -- Class A*..........       9,339,472
      57,300   Meritage Corp.*.............       6,457,710
      80,100   Simpson Manufacturing
                 Company, Inc. ............       2,795,490
      80,350   Standard Pacific Corp. .....       5,153,649
       7,400   Universal Forest Products,
                 Inc. .....................         321,160
      15,700   USG Corp.*(d)...............         632,239



                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2004



   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               CONSTRUCTION SERVICES AND SUPPLIES
                 (CONTINUED)
      53,700   Walter Industries,
                 Inc.(d)...................  $    1,811,301
      13,100   Washington Group
                 International, Inc.*......         540,375
     136,000   WCI Communities, Inc.*(d)...       3,998,400
                                             --------------
                                                 42,169,545
                                             --------------
               CONSUMER GOODS AND SERVICES -- 1.4%
      33,300   Chattem, Inc.*..............       1,102,230
       6,000   CSS Industries, Inc. .......         190,560
     188,020   Fossil, Inc.*...............       4,820,833
      47,100   Herbalife, Ltd.*............         765,375
     128,100   NBTY, Inc.*.................       3,075,681
      40,600   The Scotts Company -- Class
                 A*........................       2,984,912
     137,700   Yankee Candle Company,
                 Inc.*.....................       4,568,886
                                             --------------
                                                 17,508,477
                                             --------------
               CONTAINERS AND PACKAGING -- 0.1%
       2,900   Greif, Inc. -- Class A......         162,400
      14,700   Silgan Holdings, Inc. ......         896,112
                                             --------------
                                                  1,058,512
                                             --------------
               CORRECTIONAL FACILITIES -- 0.0%
      14,200   The Geo Group, Inc.*........         377,436
                                             --------------
               DISTRIBUTION -- 2.3%
     122,970   Beacon Roofing Supply,
                 Inc.*.....................       2,442,184
       8,000   Building Materials Holding
                 Corp. ....................         306,320
      13,600   Handleman Company...........         292,128
     175,040   Hughes Supply, Inc. ........       5,662,544
      18,000   Nu Skin Enterprises, Inc. --
                 Class A...................         456,840
     169,300   United Stationers, Inc.*....       7,821,660
      90,900   Universal Corp. ............       4,348,656
     130,500   Watsco, Inc. ...............       4,596,210
      71,700   WESCO International,
                 Inc.*.....................       2,125,188
                                             --------------
                                                 28,051,730
                                             --------------
               DIVERSIFIED SERVICES -- 0.1%
      20,100   Resource America, Inc. --
                 Class A...................         653,250
                                             --------------
               EDUCATION -- 0.2%
      58,410   Laureate Education, Inc.*...       2,575,297
                                             --------------
               ELECTRONICS -- 3.4%
     247,050   Artesyn Technologies,
                 Inc.*.....................       2,791,665
      73,770   BEI Technologies, Inc. .....       2,278,018
     202,349   Belden CDT, Inc.(d).........       4,694,497



   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               ELECTRONICS (CONTINUED)
     131,650   Benchmark Electronics,
                 Inc.*.....................  $    4,489,265
      16,600   Electro Scientific
                 Industries, Inc.*.........         328,016
       2,700   Excel Technology, Inc.*.....          70,200
     139,800   FLIR Systems, Inc.*.........       8,917,842
      23,600   Methode Electronics, Inc. --
                 Class A...................         303,260
      63,900   Nam Tai Electronics,
                 Inc. .....................       1,230,075
      56,800   Park Electrochemical
                 Corp. ....................       1,231,424
     322,000   Sanmina-SCI Corp.*..........       2,727,340
     120,600   Sonic Solutions*(d).........       2,706,264
     360,200   SRS Labs, Inc.*.............       2,251,610
      15,000   Stoneridge, Inc.*...........         226,950
      87,700   Technitrol, Inc.*...........       1,596,140
      47,400   Thomas & Betts Corp.*(d)....       1,457,550
     144,260   Trimble Navigation, Ltd.*...       4,766,350
                                             --------------
                                                 42,066,466
                                             --------------
               ENVIRONMENTAL WASTE MANAGEMENT AND RECYCLING
                 SERVICES -- 0.2%
     238,600   Allied Waste Industries,
                 Inc.*.....................       2,214,208
      14,300   Duratek, Inc.*..............         356,213
       3,600   Metal Management, Inc. .....          96,732
                                             --------------
                                                  2,667,153
                                             --------------
               EQUIPMENT RENTAL AND LEASING -- 0.3%
      72,600   Aaron Rents, Inc. ..........       1,815,000
       9,700   Electro Rent Corp.*.........         138,031
     100,490   Marlin Business Services,
                 Inc.*.....................       1,909,310
                                             --------------
                                                  3,862,341
                                             --------------
               FINANCIAL SERVICES -- 2.9%
      98,900   Accredited Home Lenders
                 Holding Company*..........       4,913,352
     101,900   American Capital Strategies,
                 Ltd.(d)...................       3,398,365
     268,400   AmeriCredit Corp.*..........       6,562,380
      30,800   CompuCredit Corp.*..........         842,072
      95,500   Eaton Vance Corp. ..........       4,980,325
      38,100   Financial Federal Corp. ....       1,493,520
     130,500   Jefferies Group, Inc. ......       5,256,540
      59,300   Metris Companies, Inc.*.....         756,075
      17,700   Nelnet, Inc. -- Class A*....         476,661
     128,900   Raymond James Financial,
                 Inc. .....................       3,993,322
      14,800   The Student Loan Corp. .....       2,723,200
       4,600   World Acceptance Corp.*.....         126,546
                                             --------------
                                                 35,522,358
                                             --------------



                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2004



   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               FOOD AND BEVERAGE -- 0.6%
      32,000   Boston Beer Company, Inc. --
                 Class A*..................  $      680,640
      44,600   Chiquita Brands
                 International, Inc. ......         983,876
     105,300   John B. Sanfilippo & Son,
                 Inc.*.....................       2,714,634
      10,300   M&F Worldwide Corp.*........         140,286
      11,000   Nash Finch Company..........         415,360
       9,200   Sanderson Farms, Inc. ......         398,176
      58,900   Sensient Technologies
                 Corp. ....................       1,413,011
                                             --------------
                                                  6,745,983
                                             --------------
               FUNERAL SERVICES -- 0.1%
      62,700   Alderwoods Group, Inc.*.....         713,526
                                             --------------
               INSURANCE -- 4.9%
     146,150   Affirmative Insurance
                 Holdings, Inc. ...........       2,461,166
       2,100   AmerUs Group Company(d).....          95,130
     264,000   Assured Guaranty, Ltd. .....       5,192,880
     154,400   Delphi Financial Group,
                 Inc. -- Class A...........       7,125,559
       9,100   FPIC Insurance Group,
                 Inc.*(d)..................         321,958
     107,060   Infinity Property & Casualty
                 Corp. ....................       3,768,512
     108,700   IPC Holdings, Ltd. .........       4,729,537
      54,700   LandAmerica Financial Group,
                 Inc.(d)...................       2,949,971
      88,800   Philadelphia Consolidated
                 Holding Corp.*............       5,873,232
     143,700   Platinum Underwriters
                 Holdings, Inc. ...........       4,469,070
      47,300   Protective Life Corp. ......       2,019,237
     114,200   Reinsurance Group of
                 America, Inc. ............       5,532,990
      38,800   Stewart Information Services
                 Corp. ....................       1,616,020
      68,600   The Commerce Group, Inc. ...       4,187,344
     271,000   Tower Group, Inc. ..........       3,252,000
      64,500   UICI........................       2,186,550
      17,900   United Fire & Casualty
                 Company...................         603,409
     265,800   Universal American Financial
                 Corp.*....................       4,111,926
                                             --------------
                                                 60,496,491
                                             --------------
               INTERNET SERVICES -- 4.8%
      68,500   Akamai Technologies,
                 Inc.*(d)..................         892,555
      95,200   Ask Jeeves, Inc.*(d)........       2,546,600
     124,960   Avocent Corp.*..............       5,063,379
     617,510   CNET Networks, Inc.*(d).....       6,934,637
     380,445   Digitas, Inc.*..............       3,633,250
     200,700   EarthLink, Inc.*............       2,312,064



   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               INTERNET SERVICES (CONTINUED)
      55,900   Equinix, Inc.*..............  $    2,389,166
       6,000   F5 Networks, Inc.*..........         292,320
     111,530   InfoSpace, Inc.*(d).........       5,303,252
      34,300   Internet Security Systems,
                 Inc.*.....................         797,475
      85,510   j2 Global Communications,
                 Inc.*(d)..................       2,950,095
      56,674   Jupitermedia Corp.*.........       1,347,708
     281,610   Keynote Systems, Inc.*......       3,920,011
      17,300   Priceline.com, Inc.*(d).....         408,107
     135,770   RADVision, Ltd.*(d).........       1,832,895
      72,620   RADWARE, Ltd.*..............       1,897,561
     275,220   RSA Security, Inc.*.........       5,520,913
      99,450   SafeNet, Inc.*..............       3,653,793
     186,900   SonicWALL, Inc.*............       1,181,208
     175,580   ValueClick, Inc.*...........       2,340,481
      15,700   Verity, Inc.*...............         205,984
      59,600   Websense, Inc.*.............       3,022,912
                                             --------------
                                                 58,446,366
                                             --------------
               LEISURE AND RECREATION -- 1.7%
      42,500   Choice Hotels International,
                 Inc. .....................       2,465,000
     310,300   Interstate Hotels & Resorts,
                 Inc.*.....................       1,663,208
      21,400   Mikohn Gaming Corp.*........         218,708
     220,950   Pinnacle Entertainment,
                 Inc.*.....................       4,370,391
     207,640   Scientific Games Corp. --
                 Class A*..................       4,950,138
      35,400   Shuffle Master, Inc.*(d)....       1,667,340
      55,400   Sunterra Corp.*(d)..........         777,816
     129,600   WMS Industries, Inc.*(d)....       4,346,784
                                             --------------
                                                 20,459,385
                                             --------------
               MACHINERY -- 1.3%
      98,700   Albany International
                 Corp. -- Class A..........       3,470,292
      49,800   Applied Industrial
                 Technologies, Inc. .......       1,364,520
      20,500   Astec Industries, Inc.*.....         352,805
      17,700   Blount International,
                 Inc.*.....................         308,334
     109,440   Joy Global, Inc.(d).........       4,752,979
     149,100   Kadant, Inc.*...............       3,056,550
      10,300   Middleby Corp. .............         522,416
      45,100   Terex Corp.*................       2,149,015
                                             --------------
                                                 15,976,911
                                             --------------
               MANUFACTURING -- 2.7%
      91,300   Acuity Brands, Inc. ........       2,903,340
      51,500   AptarGroup, Inc. ...........       2,718,170



                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2004



   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               MANUFACTURING (CONTINUED)
      16,500   Briggs & Stratton
                 Corp.(d)..................  $      686,070
      30,600   C&D Technologies, Inc. .....         521,424
      70,100   Carlisle Companies, Inc. ...       4,550,891
      24,280   Ceradyne, Inc.*(d)..........       1,389,059
       7,300   CIRCOR International,
                 Inc. .....................         169,068
      44,400   Coherent, Inc.*.............       1,351,536
      97,500   Deswell Industries, Inc. ...       2,410,103
      43,500   Engineered Support Systems,
                 Inc.(d)...................       2,576,070
      16,800   Griffon Corp.*..............         453,600
      58,140   Harsco Corp. ...............       3,240,724
      14,700   II-VI, Inc.*................         624,603
     470,340   Jacuzzi Brands, Inc.*.......       4,091,958
     105,110   Kaydon Corp. ...............       3,470,732
      22,200   Lincoln Electric Holdings,
                 Inc. .....................         766,788
       4,800   Penn Engineering &
                 Manufacturing Corp. ......          86,880
      33,600   Rayovac Corp.*..............       1,026,816
       9,200   Steinway Musical
                 Instruments, Inc.*........         266,248
      14,300   TTM Technologies, Inc.*.....         168,740
      16,400   Vicor Corp. ................         215,004
                                             --------------
                                                 33,687,824
                                             --------------
               MEDICAL AND OTHER HEALTH SERVICES -- 3.3%
     132,500   Accredo Health, Inc.*.......       3,672,900
      94,520   America Service Group,
                 Inc.*.....................       2,530,300
      25,500   AMERIGROUP Corp.*...........       1,929,330
      27,300   AMN Healthcare Services,
                 Inc.*(d)..................         434,343
     107,100   AmSurg Corp.*...............       3,163,734
      17,500   Cambrex Corp. ..............         474,250
      46,200   CorVel Corp.*...............       1,237,236
     128,700   Covance, Inc.*..............       4,987,124
     150,560   Cypress Bioscience, Inc.*...       2,116,874
      31,500   ICON plc (ADR)*.............       1,217,475
      79,500   Kindred Healthcare, Inc.*...       2,381,025
     107,340   LabOne, Inc.*(d)............       3,439,174
     116,460   LifePoint Hospitals,
                 Inc.*(d)..................       4,055,137
      22,000   PDI, Inc.*..................         490,160
      11,600   Per-Se Technologies,
                 Inc.*.....................         183,628
      99,760   Psychiatric Solutions,
                 Inc.*.....................       3,647,226
       8,700   Quality Systems, Inc.*......         520,260
      36,000   RehabCare Group, Inc.*......       1,007,640
      16,100   Res-Care, Inc.*.............         245,042
      54,700   Sierra Health Services,
                 Inc.*(d)..................       3,014,517
                                             --------------
                                                 40,747,375
                                             --------------



   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               MEDICAL EQUIPMENT AND SUPPLIES -- 6.5%
     155,200   Abaxis, Inc.*...............  $    2,248,848
     145,400   Advanced Medical Optics,
                 Inc.*(d)..................       5,981,756
      51,450   Advanced Neuromodulation
                 Systems, Inc.*(d).........       2,030,217
     117,700   Align Technology, Inc.*.....       1,265,275
      20,000   American Medical Systems
                 Holdings, Inc.*...........         836,200
     203,510   ArthroCare Corp.*(d)........       6,524,530
      59,800   Candela Corp.*..............         679,328
     144,100   Closure Medical Corp.*......       2,809,950
     173,040   Cooper Companies, Inc.(d)...      12,214,893
      34,500   Dade Behring Holdings,
                 Inc.*.....................       1,932,000
      41,200   Diagnostic Products
                 Corp. ....................       2,268,060
      26,700   DJ Orthopedics, Inc.*.......         571,914
     386,250   Encore Medical Corp.*.......       2,622,638
     139,620   Gen-Probe, Inc.*............       6,312,219
      76,400   Haemonetics Corp.*..........       2,766,444
      20,300   Illumina, Inc.*.............         192,444
      42,200   Immucor, Inc.*..............         992,122
      29,970   Intuitive Surgical, Inc.*...       1,199,399
      21,600   Kensey Nash Corp.*(d).......         745,848
      49,880   Laserscope*(d)..............       1,791,191
     106,900   Lifeline Systems, Inc.*.....       2,753,744
          91   Lumenis, Ltd.*..............             177
      34,300   Luminex Corp.*..............         304,584
      41,300   Mentor Corp. ...............       1,393,462
     470,600   Orthovita, Inc.*............       1,971,814
     135,670   PolyMedica Corp.(d).........       5,059,134
      15,500   Possis Medical, Inc.*.......         208,940
      39,700   PSS World Medical, Inc.*....         496,846
      70,800   Techne Corp.*...............       2,754,120
     442,300   The Spectranetics Corp.*....       2,486,168
      93,000   Third Wave Technologies*....         799,800
      49,400   Urologix, Inc.*.............         319,618
      71,130   Ventana Medical Systems,
                 Inc.*.....................       4,551,609
       3,600   Vital Signs, Inc. ..........         140,112
                                             --------------
                                                 79,225,404
                                             --------------
               METALS AND MINING -- 0.9%
      51,500   Aber Diamond Corp.(d).......       1,816,869
     106,300   AK Steel Holding Corp.*.....       1,538,161
      10,500   Carpenter Technology
                 Corp. ....................         613,830
      78,400   Meridian Gold, Inc.*........       1,487,248
      54,600   Mueller Industries,
                 Inc.(d)...................       1,758,120
      11,700   Olympic Steel, Inc.*(d).....         310,167
      13,900   Oregon Steel Mills, Inc.*...         282,031
       8,400   Reliance Steel & Aluminum
                 Company...................         327,264



                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2004



   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               METALS AND MINING (CONTINUED)
      24,100   RTI International Metals,
                 Inc.*.....................  $      495,014
       6,900   Titanium Metals Corp.*......         166,566
     175,200   Wolverine Tube, Inc.*.......       2,261,832
                                             --------------
                                                 11,057,102
                                             --------------
               OIL AND GAS: EQUIPMENT -- 1.2%
      11,700   Dril-Quip, Inc.*............         283,842
      45,300   Energy Partners, Ltd.*......         918,231
     210,420   Grant Prideco, Inc.*(d).....       4,218,921
      12,500   Gulf Island Fabrication,
                 Inc. .....................         272,875
     170,400   Key Energy Services,
                 Inc.*.....................       2,010,720
      66,090   Maverick Tube Corp.*........       2,002,527
     119,750   Oil States International,
                 Inc.*.....................       2,309,978
     156,500   Superior Energy Services,
                 Inc.*.....................       2,411,665
      25,000   Veritas DGC, Inc.*..........         560,250
                                             --------------
                                                 14,989,009
                                             --------------
               OIL, COAL AND GAS -- 4.5%
     226,800   Cabot Oil & Gas Corp. ......      10,035,899
      56,870   Cal Dive International,
                 Inc.*.....................       2,317,453
     322,334   Chesapeake Energy Corp. ....       5,318,511
      83,300   Encore Acquisition
                 Company*..................       2,908,003
      20,000   Giant Industries, Inc.*.....         530,200
     448,280   Grey Wolf, Inc.*............       2,362,436
      28,000   Holly Corp. ................         780,360
     219,300   Magnum Hunter Resources,
                 Inc.*(d)..................       2,828,970
     110,500   ONEOK, Inc.(d)..............       3,140,410
     165,520   Patterson-UTI Energy,
                 Inc. .....................       3,219,364
       2,100   Petroleum Development
                 Corp.*....................          80,997
     168,400   Plains Exploration &
                 Production Company*.......       4,378,400
     143,800   Swift Energy Company*.......       4,161,572
      86,600   Tesoro Corp.*...............       2,759,076
      58,650   Unit Corp.*.................       2,241,017
     275,100   Vintage Petroleum, Inc. ....       6,242,019
      52,200   Whiting Petroleum Corp.*....       1,579,050
                                             --------------
                                                 54,883,737
                                             --------------
               PAPER AND FOREST PRODUCTS -- 0.1%
      55,900   Pope & Talbot, Inc. ........         956,449
       5,200   Potlatch Corp. .............         263,016
                                             --------------
                                                  1,219,465
                                             --------------
               PHARMACEUTICALS -- 3.2%
     101,960   Alexion Pharmaceuticals,
                 Inc.*.....................       2,569,392
      69,900   AtheroGenics, Inc.*(d)......       1,646,844
     102,700   Connetics Corp.*(d).........       2,494,583
      10,000   Enzon Pharmaceuticals,
                 Inc.*.....................         137,200



   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               PHARMACEUTICALS (CONTINUED)
      55,100   First Horizon Pharmaceutical
                 Corp.*(d).................  $    1,261,239
      13,600   Indevus Pharmaceuticals,
                 Inc.*.....................          81,056
     125,830   Inspire Pharmaceuticals,
                 Inc.*(d)..................       2,110,169
     131,900   K-V Pharmaceutical
                 Company -- Class A*.......       2,908,395
     336,150   Nabi Biopharmaceuticals*....       4,924,598
      18,400   Noven Pharmaceuticals,
                 Inc.*.....................         313,904
       9,300   Nutraceutical International
                 Corp.*....................         143,313
      13,500   Pharmion Corp.*(d)..........         569,835
     167,690   QLT, Inc.*(d)...............       2,696,455
     312,370   Salix Pharmaceuticals,
                 Ltd.*.....................       5,494,588
     389,600   Serologicals Corp.*(d)......       8,617,952
      27,400   Tanox, Inc.*................         416,480
      24,800   United Therapeutics
                 Corp.*....................       1,119,720
      77,100   VaxGen, Inc.*(d)............       1,310,700
                                             --------------
                                                 38,816,423
                                             --------------
               PRINTING AND PUBLISHING -- 0.5%
      35,900   Bowne & Company, Inc. ......         583,734
      12,000   Consolidated Graphics,
                 Inc.*.....................         550,800
      41,900   Courier Corp. ..............       2,175,448
      77,700   Scholastic Corp.*...........       2,871,792
       3,700   Thomas Nelson, Inc. ........          83,620
       6,300   Valassis Communications,
                 Inc.*.....................         220,563
                                             --------------
                                                  6,485,957
                                             --------------
               REAL ESTATE DEVELOPMENT AND SERVICES -- 0.1%
      44,800   Getty Realty Corp. .........       1,287,104
                                             --------------
               REAL ESTATE INVESTMENT TRUSTS -- 3.6%
     177,900   Acadia Realty Trust.........       2,899,770
      36,600   Associated Estates Realty
                 Corp. ....................         374,052
       4,000   BRT Realty Trust............          97,360
      11,500   Capital Trust, Inc. -- Class
                 A.........................         353,165
      20,800   Corporate Office Properties
                 Trust.....................         610,480
      46,000   Cousins Properties, Inc. ...       1,392,420
     100,800   Entertainment Properties
                 Trust.....................       4,490,640
      89,700   Equity Inns, Inc. ..........       1,053,078
      62,700   Equity One, Inc. ...........       1,487,871
      62,500   LaSalle Hotel Properties....       1,989,375
      40,900   LTC Properties, Inc. .......         814,319
      50,200   Maguire Properties, Inc. ...       1,378,492
      31,500   Mid-America Apartment
                 Communities, Inc. ........       1,298,430
      35,100   National Health Realty,
                 Inc. .....................       1,024,218



                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2004



   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
       6,000   New Century Financial
                 Corp.(d)..................  $      383,460
      70,500   Newcastle Investment
                 Corp. ....................       2,240,490
      90,300   OMEGA Healthcare Investors,
                 Inc. .....................       1,065,540
      44,900   PS Business Parks, Inc. ....       2,024,990
      68,600   RAIT Investment Trust.......       1,918,742
      17,300   Saul Centers, Inc. .........         661,725
     139,150   Saxon Capital, Inc. ........       3,338,209
      98,300   Senior Housing Properties
                 Trust.....................       1,861,802
      88,900   SL Green Realty Corp.(d)....       5,382,895
      16,800   Sovran Self Storage.........         707,952
     163,800   U-Store-It Trust............       2,841,930
      68,700   Ventas, Inc. ...............       1,883,067
                                             --------------
                                                 43,574,472
                                             --------------
               RESEARCH AND DEVELOPMENT -- 0.9%
      50,300   Albany Molecular Research,
                 Inc.*.....................         560,342
      23,200   Array BioPharma, Inc.*......         220,864
      46,500   Encysive Pharmaceuticals,
                 Inc.*.....................         461,745
      20,799   Enzo Biochem, Inc.*(d)......         404,957
      17,900   Genencor International,
                 Inc.*.....................         293,560
      53,400   Lexicon Genetics, Inc.*.....         414,117
     145,636   Pharmaceutical Product
                 Development, Inc.*........       6,013,310
      36,500   Protein Design Labs,
                 Inc.*.....................         754,090
      77,550   Rigel Pharmaceuticals,
                 Inc.*(d)..................       1,893,771
      17,500   Valeant Pharmaceuticals
                 International(d)..........         461,125
                                             --------------
                                                 11,477,881
                                             --------------
               RETAIL -- 2.4%
     197,970   BJ'S Wholesale Club,
                 Inc.*.....................       5,766,865
       9,000   Brookstone, Inc.*...........         175,950
     187,200   Casey's General Stores,
                 Inc. .....................       3,397,680
      70,720   Cost Plus, Inc.*(d).........       2,272,234
     159,600   CSK Auto Corp.*.............       2,671,704
      23,700   Dillard's, Inc. -- Class
                 A.........................         636,819
     147,110   EZCORP, Inc. -- Class A*....       2,266,965
       6,700   Finlay Enterprises, Inc.*...         132,593
      62,130   Guitar Center, Inc.*........       3,273,630
      30,300   Pantry, Inc.*...............         911,727
      14,300   Sonic Automotive, Inc. .....         354,640
       6,600   The Bon-Ton Stores, Inc. ...         103,950
      46,000   Trans World Entertainment
                 Corp.*....................         573,620



   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               RETAIL (CONTINUED)
     127,530   Tuesday Morning Corp.*......  $    3,906,244
      96,100   Zale Corp.*.................       2,870,507
                                             --------------
                                                 29,315,128
                                             --------------
               RETAIL: RESTAURANTS -- 2.0%
      97,700   Brinker International,
                 Inc.*.....................       3,426,339
     120,650   CEC Entertainment, Inc.*....       4,822,381
      14,600   CKE Restaurants, Inc.*......         211,846
     271,900   Cosi, Inc.*.................       1,644,995
      29,000   Dave & Buster's, Inc.*......         585,800
      25,900   Jack in the Box, Inc.*......         954,933
      36,100   Lone Star Steakhouse &
                 Saloon, Inc. .............       1,010,800
      34,700   Papa John's International,
                 Inc.*(d)..................       1,195,068
      84,640   RARE Hospitality
                 International, Inc.*......       2,696,630
     148,500   Ruby Tuesday, Inc.(d).......       3,872,880
      10,100   Ryan's Restaurant Group,
                 Inc.*.....................         155,742
     142,816   Sonic Corp.*................       4,355,888
                                             --------------
                                                 24,933,302
                                             --------------
               RETAIL: SUPERMARKETS -- 0.0%
      25,900   Pathmark Stores, Inc.*......         150,479
      15,600   Smart & Final, Inc.*........         224,484
                                             --------------
                                                    374,963
                                             --------------
               RUBBER PRODUCTS -- 0.1%
       1,900   Bandag, Inc.(d).............          94,639
      38,100   The Goodyear Tire & Rubber
                 Company*(d)...............         558,546
                                             --------------
                                                    653,185
                                             --------------
               SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 0.5%
     147,010   Cymer, Inc.*(d).............       4,342,675
       2,200   Dionex Corp.*...............         124,674
      55,600   Hexcel Corp.*...............         806,200
      11,900   Woodward Governor Company...         852,159
                                             --------------
                                                  6,125,708
                                             --------------
               SECURITY SERVICES -- 0.5%
      48,500   The Brink's Company.........       1,916,720
     458,080   Viisage Technology,
                 Inc.*(d)..................       4,127,301
                                             --------------
                                                  6,044,021
                                             --------------
               SEMICONDUCTORS -- 2.2%
     136,300   Axcelis Technologies,
                 Inc.*.....................       1,108,119
     168,700   Cirrus Logic, Inc.*.........         929,537
      13,800   ESS Technology, Inc.*.......          98,118



                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2004



   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               SEMICONDUCTORS (CONTINUED)
     146,500   Integrated Device
                 Technology, Inc.*.........  $    1,693,540
      46,500   Kulicke and Soffa
                 Industries, Inc.*(d)......         400,830
     112,800   Micrel, Inc.*...............       1,243,056
     198,650   Microsemi Corp.*............       3,448,564
     248,620   O2Micro International,
                 Ltd.*.....................       2,844,213
     164,700   Pericom Semiconductor
                 Corp.*....................       1,553,121
      58,800   Photronics, Inc.*...........         970,200
     206,500   Semtech Corp.*..............       4,516,154
      51,490   Sigmatel, Inc.*.............       1,829,440
      43,900   Silicon Image, Inc.*........         722,594
       3,400   Siliconix, Inc.*............         124,066
     171,780   SiRF Technology Holdings,
                 Inc.*.....................       2,185,042
       5,000   Tessera Technologies,
                 Inc.*.....................         186,050
     116,310   Ultratech, Inc.*............       2,192,444
      26,700   Veeco Instruments,
                 Inc.*(d)..................         562,569
                                             --------------
                                                 26,607,657
                                             --------------
               SPORTING GOODS AND EQUIPMENT -- 0.7%
     213,900   Hibbett Sporting Goods,
                 Inc.*.....................       5,691,879
     192,010   K2, Inc.*(d)................       3,049,119
       7,700   The Nautilus Group, Inc. ...         186,109
                                             --------------
                                                  8,927,107
                                             --------------
               TELECOMMUNICATIONS EQUIPMENT AND
                 SERVICES -- 3.6%
      29,700   Airspan Networks, Inc.*.....         161,271
      95,100   Alamosa Holdings,
                 Inc.*(d)..................       1,185,897
     568,700   American Tower Corp. --
                 Class A*..................      10,464,079
      24,100   Anaren, Inc.*...............         312,336
       7,600   Anixter International,
                 Inc.*.....................         273,524
      67,960   Applied Signal Technology,
                 Inc. .....................       2,395,590
      29,400   Boston Communications Group,
                 Inc.*.....................         271,656
      25,900   Brightpoint, Inc.*..........         506,086
      61,100   Commonwealth Telephone
                 Enterprises, Inc.*........       3,034,226
     218,230   CommScope, Inc.*............       4,124,547
      16,100   CT Communications, Inc. ....         198,030
      49,600   Digi International, Inc.*...         852,624
     248,040   Harmonic, Inc.*.............       2,068,654
      43,500   Intervoice, Inc.*...........         580,725
      73,820   JAMDAT Mobile, Inc.*(d).....       1,524,383
       6,700   Newport Corp.*..............          94,470
      10,700   North Pittsburgh Systems,
                 Inc. .....................         264,611



   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               TELECOMMUNICATIONS EQUIPMENT AND SERVICES
                 (CONTINUED)
      84,120   Novatel Wireless,
                 Inc.*(d)..................  $    1,630,246
       9,200   Plantronics, Inc. ..........         381,524
     328,420   Ptek Holdings, Inc.*........       3,517,378
     571,670   Symmetricom, Inc.*..........       5,550,916
      28,200   TALK America Holdings,
                 Inc.*(d)..................         186,684
     220,180   TNS, Inc.*..................       4,810,933
                                             --------------
                                                 44,390,390
                                             --------------
               TOOLS -- 0.3%
     100,400   Snap-on, Inc. ..............       3,449,744
                                             --------------
               TRANSPORTATION -- 2.2%
      43,530   Forward Air Corp.*..........       1,945,791
     148,350   Genesee & Wyoming, Inc. --
                 Class A*..................       4,173,086
      15,600   Hub Group, Inc. -- Class
                 A*........................         814,632
      69,940   Old Dominion Freight Line,
                 Inc.*.....................       2,433,912
      63,600   Overnite Corp. .............       2,368,464
      52,100   Overseas Shipholding Group,
                 Inc. .....................       2,875,920
      77,370   Petroleum Helicopters,
                 Inc.*.....................       1,939,666
      61,400   USF Corp. ..................       2,330,130
      71,890   UTI Worldwide, Inc. ........       4,889,957
     168,950   Vitran Corp., Inc. -- Class
                 A*........................       2,889,045
                                             --------------
                                                 26,660,603
                                             --------------
               UTILITIES: ELECTRIC -- 1.3%
      84,300   Avista Corp. ...............       1,489,581
      51,000   Black Hills Corp. ..........       1,564,680
      80,200   Cleco Corp. ................       1,624,852
      16,300   El Paso Electric Company*...         308,722
      25,300   IDACORP, Inc. ..............         773,421
      60,100   NorthWestern Corp.*.........       1,682,800
     281,800   PNM Resources, Inc. ........       7,126,722
      86,800   Westar Energy, Inc. ........       1,985,116
                                             --------------
                                                 16,555,894
                                             --------------
               UTILITIES: GAS -- 0.9%
      79,200   Atmos Energy Corp. .........       2,166,120
      14,900   Cascade Natural Gas
                 Corp. ....................         315,880
      58,700   New Jersey Resources
                 Corp. ....................       2,544,058
      51,900   Nicor, Inc.(d)..............       1,917,186
     133,800   WGL Holdings, Inc. .........       4,126,392
                                             --------------
                                                 11,069,636
                                             --------------
               TOTAL COMMON STOCKS
                 (Cost $1,004,984,429).....   1,190,669,823
                                             --------------



                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                       VALUE
 ---------                                   --------------
               SECURITIES LENDING COLLATERAL -- 13.9%
$171,006,787   Securities Lending
                 Collateral Investment
                 (Note 4)
                 (Cost $171,006,787).......  $  171,006,787
                                             --------------
               SHORT TERM US TREASURY SECURITY -- 0.1%
   1,000,000   US Treasury Bill,
                 2.16%, 03/17/05(f)
                 (Cost $995,500)...........         995,500
                                             --------------
               TOTAL SECURITIES
                 (Cost $1,176,986,716).....   1,362,672,110
                                             --------------
               REPURCHASE AGREEMENTS -- 2.1%
  26,260,855   With Investors Bank and
                 Trust, dated 12/31/04,
                 1.88%, due 01/03/05,
                 repurchase proceeds at
                 maturity $26,264,969
                 (Collateralized by Fannie
                 Mae, 3.02%, due 08/25/33,
                 with a value of $5,121,016
                 and various Small Business
                 Administrations, 4.62% --
                 5.38%, due 04/25/14-
                 07/25/29, with a total
                 value of $22,457,983)
                 (Cost $26,260,855)........      26,260,855
                                             --------------
               Total Investments -- 113.1%
                 (Cost $1,203,247,571).....   1,388,932,965
               Liabilities less other
                 assets -- (13.1)%.........    (161,402,223)
                                             --------------
               NET ASSETS -- 100.0%........  $1,227,530,742
                                             ==============



The aggregate cost of securities for federal income tax purposes at December 31, 2004 is $1,207,880,906.



The following amounts are based on cost for federal income tax purposes:



    Gross unrealized appreciation..........  $198,880,236
    Gross unrealized depreciation..........   (17,828,177)
                                             ------------
    Net unrealized appreciation............  $181,052,059
                                             ============


---------------


See summary of footnotes and abbreviations to portfolios.



                       See notes to financial statements.

                           SMALL-CAP GROWTH PORTFOLIO



                            PORTFOLIO OF INVESTMENTS



                               DECEMBER 31, 2004



  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS -- 98.3%
              APPAREL: MANUFACTURING -- 3.0%
     20,400   Carter's, Inc.*(d).............  $    693,396
     46,300   Coach, Inc.*...................     2,611,320
                                               ------------
                                                  3,304,716
                                               ------------
              BANKS -- 5.5%
     63,600   Brookline Bancorp, Inc. .......     1,037,952
     51,100   Downey Financial Corp. ........     2,912,700
     43,800   Silicon Valley Bancshares*.....     1,963,116
                                               ------------
                                                  5,913,768
                                               ------------
              BROADCAST SERVICES/MEDIA -- 2.8%
     97,900   Lin TV Corp. -- Class A*.......     1,869,890
    181,000   Mediacom Communications
                Corp.*.......................     1,131,250
                                               ------------
                                                  3,001,140
                                               ------------
              BUSINESS SERVICES AND SUPPLIES -- 10.0%
     51,200   Advisory Board Company*........     1,888,256
     40,400   Charles River Associates,
                Inc.*(d).....................     1,889,508
     48,500   Gevity HR, Inc. ...............       997,160
     68,500   Intersections, Inc.*...........     1,181,625
     38,300   iPayment Holdings, Inc.*.......     1,896,616
     45,300   Navigant Consulting, Inc.*.....     1,204,980
     33,700   Resources Connection,
                Inc.*(d).....................     1,830,247
                                               ------------
                                                 10,888,392
                                               ------------
              COMPUTER SOFTWARE AND SERVICES -- 4.7%
    183,400   Agile Software Corp.*..........     1,498,378
     66,400   Interwoven, Inc.*..............       722,432
     52,900   Manhattan Associates, Inc.*....     1,263,252
    241,400   MatrixOne, Inc.*...............     1,581,170
                                               ------------
                                                  5,065,232
                                               ------------
              ELECTRONICS -- 0.7%
     64,500   Merix Corp.*...................       743,040
                                               ------------
              FINANCIAL SERVICES -- 6.5%
     41,600   Advance America Cash Advance
                Centers, Inc.*(d)............       952,640
    105,800   CapitalSource, Inc.*(d)........     2,715,886
      6,100   Greenhill & Company, Inc. .....       175,070
     62,800   Westcorp(d)....................     2,884,404
     12,400   World Acceptance Corp.*........       341,124
                                               ------------
                                                  7,069,124
                                               ------------
              INSURANCE -- 3.2%
     53,000   Delphi Financial Group, Inc. --
                Class A......................     2,445,950
     24,900   Hub International, Ltd. .......       458,409



  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              INSURANCE (CONTINUED)
     18,500   Primus Guaranty, Ltd.*.........  $    303,215
     11,200   PXRE Group, Ltd. ..............       282,352
                                               ------------
                                                  3,489,926
                                               ------------
              INTERNET SERVICES -- 6.5%
    102,500   Akamai Technologies, Inc.*.....     1,335,575
     42,800   Ask Jeeves, Inc.*..............     1,144,900
     41,400   Audible, Inc.*(d)..............     1,078,470
    317,500   Corillian Corp.*...............     1,562,100
    195,500   iVillage, Inc.*................     1,208,190
    107,900   SupportSoft, Inc.*.............       718,614
                                               ------------
                                                  7,047,849
                                               ------------
              LEISURE AND RECREATION -- 1.5%
     19,700   Four Seasons Hotels, Inc.(d)...     1,611,263
                                               ------------
              MANUFACTURING -- 1.4%
     25,800   Engineered Support Systems,
                Inc.(d)......................     1,527,876
                                               ------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 4.3%
    113,300   Align Technology, Inc.*........     1,217,975
     64,461   Animas Corp.*(d)...............     1,007,525
     57,100   Conceptus, Inc.*(d)............       463,367
     14,100   Conor Medsystems, Inc.*(d).....       195,285
     74,175   Immucor, Inc.*.................     1,743,854
                                               ------------
                                                  4,628,006
                                               ------------
              PHARMACEUTICALS -- 13.2%
    135,900   CV Therapeutics, Inc.*(d)......     3,125,699
    114,800   Dyax Corp.*....................       828,856
    113,700   Inspire Pharmaceuticals,
                Inc.*(d).....................     1,906,749
    116,900   Isolagen, Inc.*(d).............       920,003
     37,600   Medicis Pharmaceuticals
                Corp. -- Class A.............     1,320,136
     53,400   MGI Pharma, Inc.*(d)...........     1,495,734
     95,000   Nektar Therapeutics*...........     1,922,800
    101,400   POZEN, Inc.*...................       737,178
     46,600   United Therapeutics
                Corp.*(d)....................     2,103,990
                                               ------------
                                                 14,361,145
                                               ------------
              REAL ESTATE INVESTMENT TRUSTS -- 0.8%
     32,300   RAIT Investment Trust..........       903,431
                                               ------------
              RESEARCH AND DEVELOPMENT -- 6.3%
     46,600   Digene Corp.*..................     1,218,590
    139,900   Pain Therapeutics, Inc.*(d)....     1,008,679
     95,600   Protein Design Labs,
                Inc.*(d).....................     1,975,096
     39,900   Rigel Pharmaceuticals, Inc.*...       974,358
     64,700   Transkaryotic Therapies,
                Inc.*........................     1,642,733
                                               ------------
                                                  6,819,456
                                               ------------



                       See notes to financial statements.

                           SMALL-CAP GROWTH PORTFOLIO

                               DECEMBER 31, 2004



  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              RETAIL -- 9.3%
     26,100   America's Car-Mart, Inc.*......  $    991,800
     45,000   Build-A-Bear-Workshop, Inc.*...     1,581,750
     72,100   First Cash Financial Services,
                Inc.*........................     1,925,791
     32,400   Guitar Center, Inc.*...........     1,707,156
     25,800   Tractor Supply Company*........       960,018
     66,700   Urban Outfitters, Inc.*........     2,961,480
                                               ------------
                                                 10,127,995
                                               ------------
              RETAIL: RESTAURANTS -- 4.4%
     40,700   RARE Hospitality International,
                Inc.*........................     1,296,702
     57,000   Sonic Corp.*...................     1,738,500
     52,050   The Cheesecake Factory,
                Inc.*(d).....................     1,690,064
                                               ------------
                                                  4,725,266
                                               ------------
              SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 2.6%
     44,600   Cymer, Inc.*(d)................     1,317,484
     37,600   Varian, Inc.*..................     1,541,976
                                               ------------
                                                  2,859,460
                                               ------------
              SECURITY SERVICES -- 0.4%
     54,000   Identix, Inc.*.................       398,520
                                               ------------
              SEMICONDUCTORS -- 6.3%
    147,300   O2Micro International, Ltd.*...     1,685,112
     54,400   Power Integrations, Inc.*(d)...     1,076,032
    223,500   Skyworks Solutions, Inc.*(d)...     2,107,605
     51,500   Tessera Technologies, Inc.*....     1,916,315
                                               ------------
                                                  6,785,064
                                               ------------
              SPORTING GOODS AND EQUIPMENT -- 2.0%
     81,575   Hibbett Sporting Goods,
                Inc.*........................     2,170,711
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 0.3%
     12,400   InPhonic, Inc.*................       340,752
                                               ------------
              TRANSPORTATION -- 2.6%
     64,350   Knight Transportation, Inc. ...     1,595,880
     34,900   Old Dominion Freight Line,
                Inc.*........................     1,214,520
                                               ------------
                                                  2,810,400
                                               ------------
              TOTAL COMMON STOCKS (Cost
                $92,094,885).................   106,592,532
                                               ------------
 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SECURITIES LENDING COLLATERAL -- 28.9%
$31,366,433   Securities Lending Collateral
                Investment (Note 4)
                (Cost $31,366,433)...........  $ 31,366,433
                                               ------------
              TOTAL SECURITIES
                (Cost $123,461,318)..........   137,958,965
                                               ------------
              REPURCHASE AGREEMENTS -- 1.8%
  1,887,631   With Investors Bank and Trust,
                dated 12/31/04, 1.88%, due
                01/03/05, repurchase proceeds
                at maturity $1,887,927
                (Collateralized by Small
                Business Administration,
                6.13%, due 06/25/14, with a
                value of $1,982,013) (Cost
                $1,887,631)..................     1,887,631
                                               ------------
              Total Investments -- 129.0%
                (Cost $125,348,949)..........   139,846,596
              Liabilities less other
                assets -- (29.0)%............   (31,417,444)
                                               ------------
              NET ASSETS -- 100.0%...........  $108,429,152
                                               ============



The aggregate cost of securities for federal income tax purposes at December 31, 2004 is $125,815,650.



The following amounts are based on cost for federal income tax purposes:



    Gross unrealized appreciation...........  $18,791,893
    Gross unrealized depreciation...........   (4,760,947)
                                              -----------
    Net unrealized appreciation.............  $14,030,946
                                              ===========


---------------


See summary of footnotes and abbreviations to portfolios.



                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO



                            PORTFOLIO OF INVESTMENTS



                               DECEMBER 31, 2004



  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS -- 99.7%
              ADVERTISING -- 0.9%
     42,000   Omnicom Group, Inc.(d).........  $  3,541,440
                                               ------------
              AGRICULTURE -- 1.7%
    123,100   Monsanto Company...............     6,838,205
                                               ------------
              APPAREL: MANUFACTURING -- 2.1%
    146,800   Coach, Inc.*...................     8,279,520
                                               ------------
              APPAREL: RETAIL -- 1.8%
    156,000   Chico's FAS, Inc.*(d)..........     7,102,680
                                               ------------
              BROADCAST SERVICES/MEDIA -- 1.2%
    244,880   News Corp. -- Class B(d).......     4,701,696
                                               ------------
              BUSINESS SERVICES AND SUPPLIES -- 3.1%
    122,440   Alliance Data Systems Corp.*...     5,813,451
    194,080   Paychex, Inc. .................     6,614,247
                                               ------------
                                                 12,427,698
                                               ------------
              COMPUTER SOFTWARE AND SERVICES -- 2.3%
    127,950   Cognizant Technology Solutions
                Corp. -- Class A*............     5,416,124
    146,940   Microsoft Corp.(d).............     3,924,767
                                               ------------
                                                  9,340,891
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 9.8%
    107,420   Apple Computer, Inc.*..........     6,917,848
    318,400   Dell, Inc.*....................    13,417,376
    697,800   EMC Corp. (Massachusetts)*.....    10,376,286
  1,559,110   Sun Microsystems, Inc.*........     8,388,012
                                               ------------
                                                 39,099,522
                                               ------------
              DISTRIBUTION -- 1.6%
     93,900   CDW Corp. .....................     6,230,265
                                               ------------
              ELECTRONICS -- 5.8%
    266,990   Advanced Micro Devices,
                Inc.*(d).....................     5,879,120
     44,740   Harman International
                Industries, Inc. ............     5,681,980
     68,810   Research In Motion, Ltd.*......     5,671,320
    668,800   Sanmina-SCI Corp.*.............     5,664,736
                                               ------------
                                                 22,897,156
                                               ------------
              FINANCIAL SERVICES -- 7.6%
    123,500   American Express Company.......     6,961,695
    335,000   Ameritrade Holding Corp.*......     4,763,700
    461,370   Charles Schwab Corp. ..........     5,517,985
     71,660   Goldman Sachs Group, Inc. .....     7,455,507
     87,100   T. Rowe Price Group, Inc. .....     5,417,620
                                               ------------
                                                 30,116,507
                                               ------------
              FOOD AND BEVERAGE -- 1.9%
    342,220   Archer-Daniels-Midland
                Company......................     7,634,928
                                               ------------



  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              INTERNET SERVICES -- 13.8%
    154,000   CheckFree Corp.*(d)............  $  5,864,320
    621,060   Cisco Systems, Inc.*...........    11,986,457
     78,490   eBay, Inc.*....................     9,126,817
     46,500   Google, Inc. -- Class A*(d)....     8,979,150
    243,910   Juniper Networks, Inc.*........     6,631,913
    127,330   VeriSign, Inc.*................     4,268,102
    207,790   YAHOO!, Inc.*..................     7,829,527
                                               ------------
                                                 54,686,286
                                               ------------
              LEISURE AND RECREATION -- 4.1%
     84,210   DreamWorks Animation SKG,
                Inc. -- Class A*.............     3,158,717
    146,390   International Game Technology..     5,032,888
    111,300   MGM MIRAGE*....................     8,095,962
                                               ------------
                                                 16,287,567
                                               ------------
              MACHINERY -- 3.4%
     83,740   Caterpillar, Inc. .............     8,165,487
    109,340   Rockwell Automation, Inc. .....     5,417,797
                                               ------------
                                                 13,583,284
                                               ------------
              MANUFACTURING -- 3.1%
     98,180   Danaher Corp. .................     5,636,514
    186,100   Tyco International, Ltd. ......     6,651,214
                                               ------------
                                                 12,287,728
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 0.9%
     30,650   WellPoint, Inc.*...............     3,524,750
                                               ------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 5.0%
     82,660   CR Bard, Inc. .................     5,288,587
    187,780   St. Jude Medical, Inc.*........     7,873,616
     83,520   Zimmer Holdings, Inc.*.........     6,691,622
                                               ------------
                                                 19,853,825
                                               ------------
              METALS AND MINING -- 1.2%
    158,500   Companhia Vale do Rio Doce
                (CVRD) (ADR)(d)..............     4,598,085
                                               ------------
              OIL, COAL AND GAS -- 1.7%
    135,480   Apache Corp. ..................     6,851,224
                                               ------------
              PHARMACEUTICALS -- 3.3%
    202,450   Caremark Rx, Inc.*.............     7,982,603
    125,750   Sanofi-Aventis (ADR)...........     5,036,288
                                               ------------
                                                 13,018,891
                                               ------------
              RESEARCH AND DEVELOPMENT -- 4.9%
     62,500   Amgen, Inc.*...................     4,009,375
    118,850   Biogen Idec, Inc.*.............     7,916,599
    214,460   Gilead Sciences, Inc.*.........     7,503,955
                                               ------------
                                                 19,429,929
                                               ------------



                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                               DECEMBER 31, 2004



  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              RETAIL -- 2.8%
    106,730   Best Buy Company, Inc. ........  $  6,341,896
    137,790   Williams-Sonoma, Inc.*(d)......     4,828,162
                                               ------------
                                                 11,170,058
                                               ------------
              RETAIL: RESTAURANTS -- 2.5%
     63,770   Starbucks Corp.*...............     3,976,697
    130,600   YUM! Brands, Inc. .............     6,161,708
                                               ------------
                                                 10,138,405
                                               ------------
              SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 2.8%
     92,830   Fisher Scientific
                International, Inc.*.........     5,790,735
    115,630   Waters Corp.*..................     5,410,328
                                               ------------
                                                 11,201,063
                                               ------------
              SEMICONDUCTORS -- 8.9%
    324,510   Applied Materials, Inc.*.......     5,549,121
    400,000   ASML Holding NV*...............     6,364,000
    178,780   Marvell Technology Group,
                Ltd.*........................     6,341,327
    404,070   Texas Instruments, Inc. .......     9,948,203
    241,930   Xilinx, Inc. ..................     7,173,225
                                               ------------
                                                 35,375,876
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 1.5%
    115,680   America Movil SA de CV --
                Series L (ADR)...............     6,055,848
                                               ------------
              TOTAL COMMON STOCKS
                (Cost $342,446,667)..........   396,273,327
                                               ------------
 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SECURITIES LENDING COLLATERAL -- 10.6%
$42,298,930   Securities Lending Collateral
                Investment (Note 4)
                (Cost $42,298,930)...........  $ 42,298,930
                                               ------------
              Total Investments -- 110.3%
                (Cost $384,745,597)..........   438,572,257
              Liabilities less other
                assets -- (10.3)%............   (40,845,390)
                                               ------------
              NET ASSETS -- 100.0%...........  $397,726,867
                                               ============



The aggregate cost of securities for federal income tax purposes at December 31, 2004 is $385,186,143.



The following amounts are based on cost for federal income tax purposes:



    Gross unrealized appreciation...........  $54,587,628
    Gross unrealized depreciation...........   (1,201,514)
                                              -----------
    Net unrealized appreciation.............  $53,386,114
                                              ===========


---------------


See summary of footnotes and abbreviations to portfolios.



                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO



                            PORTFOLIO OF INVESTMENTS



                               DECEMBER 31, 2004



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES -- 91.5%
              ADVERTISING -- 0.8%
$ 1,370,000   Advanstar Communications, Inc.,
                10.75%, 08/15/10.............  $  1,553,237
    585,000   Vertis, Inc. -- 144A,
                13.50%, 12/07/09.............       619,369
    455,000   WDAC Subsidiary Corp. -- 144A,
                8.38%, 12/01/14..............       451,019
                                               ------------
                                                  2,623,625
                                               ------------
              AEROSPACE AND DEFENSE -- 0.3%
    395,000   Argo-Tech Corp.,
                9.25%, 06/01/11..............       435,488
    415,000   Armor Holdings, Inc.,
                8.25%, 08/15/13..............       466,874
    210,000   B/E Aerospace, Series B,
                8.00%, 03/01/08..............       211,313
                                               ------------
                                                  1,113,675
                                               ------------
              AGRICULTURAL EQUIPMENT -- 0.2%
    755,000   Case New Holland, Inc. -- 144A,
                9.25%, 08/01/11..............       843,713
                                               ------------
              AIRLINES -- 1.8%
    920,000   American Airlines, Inc.,
                8.61%, 04/01/11..............       847,118
  1,700,000   American Airlines, Inc., Series
                2001-2,
                7.80%, 10/01/06..............     1,557,098
    295,000   American Airlines, Inc., Series
                2001-2,
                7.86%, 10/01/11..............       305,073
  1,505,000   AMR Corp.,
                9.00%, 08/01/12..............     1,219,050
    125,000   Continental Airlines, Inc.,
                8.00%, 12/15/05..............       122,500
  1,635,754   Continental Airlines, Inc.,
                Series 2001-1,
                7.03%, 06/15/11..............     1,347,362
    500,000   Delta Air Lines, Inc.,
                7.90%, 12/15/09..............       315,000
    550,000   Delta Air Lines, Inc. -- 144A,
                9.50%, 11/18/08..............       512,875
     45,000   Delta Air Lines, Inc., Series
                2000-1,
                7.78%, 11/18/05..............        41,412
    140,000   Northwest Airlines, Inc.,
                8.88%, 06/01/06..............       135,100
                                               ------------
                                                  6,402,588
                                               ------------
              APPAREL: MANUFACTURING -- 2.6%
  1,330,000   GFSI, Inc., Series B,
                9.63%, 03/01/07..............     1,296,750
    885,000   Levi Strauss & Company,
                7.00%, 11/01/06..............       933,675
  1,035,000   Levi Strauss & Company,
                11.63%, 01/15/08.............     1,091,925
  1,385,000   Oxford Industries, Inc.,
                8.88%, 06/01/11..............     1,494,069
  2,300,000   Perry Ellis International,
                Inc., Series B,
                8.88%, 09/15/13..............     2,426,500



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              APPAREL: MANUFACTURING (CONTINUED)
$   310,000   Phillips Van-Heusen Corp.,
                7.25%, 02/15/11..............  $    327,050
    620,000   Phillips Van-Heusen Corp.,
                8.13%, 05/01/13..............       675,800
    875,000   William Carter, Series B,
                10.88%, 08/15/11.............       984,375
                                               ------------
                                                  9,230,144
                                               ------------
              APPAREL: RETAIL -- 0.0%
     20,000   Mothers Work, Inc.,
                11.25%, 08/01/10.............        19,500
                                               ------------
              AUTOMOBILE: RENTAL -- 0.1%
    330,000   Williams Scotsman, Inc.,
                10.00%, 08/15/08.............       367,950
                                               ------------
              AUTOMOTIVE EQUIPMENT -- 3.0%
  2,540,000   Collins & Aikman Products
                Company,
                10.75%, 12/31/11.............     2,603,500
  2,110,000   Collins & Aikman Products
                Company, Series B,
                9.75%, 02/15/10..............     2,278,800
    700,000   Dura Operating Corp., Series D,
                9.00%, 05/01/09..............       696,500
    235,000   Keystone Automotive Operations,
                Inc.,
                9.75%, 11/01/13..............       252,625
    940,000   Metaldyne Corp.,
                11.00%, 06/15/12.............       784,900
    805,000   Metaldyne Corp. -- 144A,
                10.00%, 11/01/13.............       768,775
    365,000   Rexnord Corp.,
                10.13%, 12/15/12.............       414,275
  1,000,000   Tenneco Automotive, Inc. --
                144A,
                8.63%, 11/15/14..............     1,045,000
    945,000   Tenneco Automotive, Inc.,
                Series B,
                10.25%, 07/15/13.............     1,119,825
    354,000   TRW Automotive, Inc.,
                11.00%, 02/15/13.............       428,340
                                               ------------
                                                 10,392,540
                                               ------------
              BROADCAST SERVICES/MEDIA -- 5.4%
  1,595,000   Adelphia Communications,
                10.25%, 11/01/06(h)..........     1,559,113
    305,000   Adelphia Communications, Series
                B,
                9.25%, 10/01/02(h)(p)........       293,563
  1,975,000   Charter Communications Holdings
                LLC,
                10.25%, 01/15/10.............     1,742,938
    285,000   Charter Communications Holdings
                LLC,
                10.00%, 05/15/11.............       245,100
  1,740,000   Coleman Cable, Inc. -- 144A,
                9.88%, 10/01/12..............     1,857,450
  2,175,000   CSC Holdings, Inc.,
                10.50%, 05/15/16.............     2,479,499



                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              BROADCAST SERVICES/MEDIA (CONTINUED)
$   320,000   Fisher Communications, Inc. --
                144A,
                8.63%, 09/15/14..............  $    347,200
  3,810,000   Insight Communications Company,
                Inc.,
                zero coupon, 02/15/11(g).....     3,724,274
  1,820,000   Kabel Deutschland GMBH -- 144A
                (Germany),
                10.63%, 07/01/14.............     2,102,100
    570,000   LBI Media, Inc.,
                zero coupon, 10/15/13(g).....       421,800
    100,000   Nexstar Financial Holdings LLC,
                Inc.,
                12.00%, 04/01/08.............       108,500
  1,655,000   Nexstar Financial Holdings LLC,
                Inc.,
                zero coupon, 04/01/13(g).....     1,315,725
    360,000   Nextmedia Operating, Inc.,
                10.75%, 07/01/11.............       405,000
    430,000   ONO Finance PLC (Great
                Britain),
                14.00%, 02/15/11(j)(q).......       697,968
    900,000   ONO Finance PLC, (Great
                Britain),
                14.00%, 02/15/11.............     1,039,500
    190,000   Paxson Communications,
                zero coupon, 01/15/09(g).....       178,600
    535,000   Rogers Cable, Inc. -- 144A,
                (Canada),
                6.75%, 03/15/15..............       549,713
                                               ------------
                                                 19,068,043
                                               ------------
              BUSINESS SERVICES AND SUPPLIES -- 0.9%
    875,000   Affinity Group, Inc.,
                9.00%, 02/15/12..............       951,563
  2,010,000   Quintiles Transnational Corp.,
                10.00%, 10/01/13.............     2,261,250
                                               ------------
                                                  3,212,813
                                               ------------
              CHEMICALS -- 7.2%
    260,000   Acetex Corp. (Canada),
                10.88%, 08/01/09.............       284,050
    405,000   Avecia Group PLC (Great
                Britain),
                11.00%, 07/01/09.............       419,175
    365,000   Crown Euro Holdings SA
                (France),
                9.50%, 03/01/11..............       417,925
  1,990,000   Crown Euro Holdings SA
                (France),
                10.88%, 03/01/13.............     2,363,125
    655,000   Equistar Chemical/Funding,
                10.63%, 05/01/11.............       763,075
    720,000   Hercules, Inc.,
                11.13%, 11/15/07.............       860,400
    140,000   Huntsman Advanced Materials --
                144A,
                11.00%, 07/15/10.............       167,300
  1,685,000   Huntsman LLC,
                11.63%, 10/15/10.............     2,000,938



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              CHEMICALS (CONTINUED)
$   760,000   IMC Global, Inc.,
                10.88%, 08/01/13.............  $    953,800
  1,675,000   IMC Global, Inc., Series B,
                11.25%, 06/01/11.............     1,943,000
    335,000   Innophos, Inc. -- 144A,
                8.88%, 08/15/14..............       363,475
    120,000   Lyondell Chemical Company,
                9.50%, 12/15/08..............       130,800
    320,000   Lyondell Chemical Company,
                11.13%, 07/15/12.............       381,600
  1,661,000   Lyondell Chemical Company,
                10.50%, 06/01/13.............     1,984,895
    695,000   Lyondell Chemical Company,
                Series A,
                9.63%, 05/01/07..............       767,975
  2,408,000   Nalco Company,
                8.88%, 11/15/13..............     2,654,820
  2,150,000   OM Group, Inc.,
                9.25%, 12/15/11..............     2,300,500
    770,000   PolyOne Corp.,
                8.88%, 05/01/12..............       841,225
  2,510,000   Rhodia SA (France),
                10.25%, 06/01/10.............     2,836,299
  1,575,000   Rockwood Specialties Corp.,
                10.63%, 05/15/11.............     1,819,125
  1,455,000   UAP Holding Corp. -- 144A,
                zero coupon, 07/15/12(g).....     1,149,450
                                               ------------
                                                 25,402,952
                                               ------------
              COMMERCIAL SERVICES -- 0.1%
    151,000   Coinmach Corp.,
                9.00%, 02/01/10..............       158,550
                                               ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.3%
    610,000   Danka Business Systems (Great
                Britain),
                11.00%, 06/15/10.............       649,650
    360,000   Stratus Technologies, Inc.,
                10.38%, 12/01/08.............       326,700
                                               ------------
                                                    976,350
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 0.8%
  1,800,000   Interface, Inc.,
                10.38%, 02/01/10.............     2,079,000
    170,000   Interface, Inc.,
                9.50%, 02/01/14..............       186,150
    325,000   Xerox Corp.,
                9.75%, 01/15/09..............       383,500
     10,000   Xerox Corp.,
                7.13%, 06/15/10..............        10,850
                                               ------------
                                                  2,659,500
                                               ------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 1.3%
  1,140,000   Dayton Superior Corp.,
                10.75%, 09/15/08.............     1,225,500
    515,000   Owens Corning,
                7.70%, 05/01/08(h)...........       419,725
    560,000   Owens Corning,
                7.50%, 08/01/18(h)...........       460,600



                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              CONSTRUCTION SERVICES AND SUPPLIES
                (CONTINUED)
$   695,000   Ply Gem Industries, Inc.,
                9.00%, 02/15/12..............  $    708,900
    540,000   Ply Gem Industries,
                Inc. -- 144A,
                9.00%, 02/15/12..............       550,800
  1,100,000   RMCC Acquisition Company --
                144A,
                9.50%, 11/01/12..............     1,102,750
                                               ------------
                                                  4,468,275
                                               ------------
              CONSUMER GOODS AND SERVICES -- 0.6%
    695,000   Fedders North America,
                9.88%, 03/01/14..............       569,900
    515,000   Home Interiors & Gifts,
                10.13%, 06/01/08.............       427,450
    295,000   Jostens Holding Corp.,
                zero coupon, 12/01/13(g).....       210,925
    215,000   Mobile Mini, Inc.,
                9.50%, 07/01/13..............       251,550
    505,000   WH Holdings, Ltd. (Cayman
                Islands)/WH Capital Corp.,
                9.50%, 04/01/11..............       558,025
                                               ------------
                                                  2,017,850
                                               ------------
              CONTAINERS AND PACKAGING -- 2.5%
    240,000   Hexcel Corp.,
                9.88%, 10/01/08..............       267,600
    155,000   Hexcel Corp.,
                9.75%, 01/15/09..............       161,975
    995,000   Intertape Polymer US, Inc. --
                144A (Canada),
                8.50%, 08/01/14..............     1,016,144
    300,000   Kappa Beheer BV (The
                Netherlands),
                10.63%, 07/15/09.............       319,500
    430,000   Owens-Illinois, Inc.,
                8.10%, 05/15/07..............       460,100
  1,185,000   Plastipak Holdings, Inc.,
                10.75%, 09/01/11.............     1,339,050
    950,000   Pliant Corp.,
                zero coupon, 06/15/09(g).....       882,313
  1,325,000   Pliant Corp.,
                11.13%, 09/01/09.............     1,450,874
    640,000   Smurfit-Stone Container Corp.,
                8.25%, 10/01/12..............       700,800
  1,250,000   Stone Container Finance Company
                of Canada (Canada),
                7.38%, 07/15/14..............     1,337,500
    415,000   Tekni-Plex, Inc. -- 144A,
                8.75%, 11/15/13..............       415,000
    235,000   US Can Corp.,
                10.88%, 07/15/10.............       250,275
                                               ------------
                                                  8,601,131
                                               ------------
              DISTRIBUTION -- 0.2%
    485,000   Jafra Cosmetics International,
                10.75%, 05/15/11.............       550,475
                                               ------------



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              ELECTRONICS -- 0.3%
$   775,000   Muzak LLC,
                10.00%, 02/15/09.............  $    725,593
    530,000   Muzak LLC,
                9.88%, 03/15/09..............       372,988
                                               ------------
                                                  1,098,581
                                               ------------
              ENGINEERING -- 0.2%
    740,000   The Shaw Group, Inc.,
                10.75%, 03/15/10.............       819,550
                                               ------------
              ENVIRONMENTAL WASTE MANAGEMENT AND RECYCLING
                SERVICES -- 2.0%
  1,500,000   Allied Waste North America,
                Inc., Series B,
                8.88%, 04/01/08..............     1,612,500
    455,000   Allied Waste North America,
                Inc., Series B,
                9.25%, 09/01/12..............       494,813
    340,000   IMCO Recycling, Inc. -- 144A,
                9.00%, 11/15/14..............       355,300
  1,855,000   Synagro Technologies, Inc.,
                9.50%, 04/01/09..............     2,031,225
  2,700,000   Waste Services, Inc. -- 144A
                (Canada),
                9.50%, 04/15/14..............     2,700,000
                                               ------------
                                                  7,193,838
                                               ------------
              EQUIPMENT RENTAL AND LEASING -- 0.6%
  1,070,000   Amerco,
                9.00%, 03/15/09..............     1,139,550
    235,000   United Rentals North America,
                Inc.,
                6.50%, 02/15/12..............       230,300
    685,000   United Rentals North America,
                Inc.,
                7.00%, 02/15/14..............       643,900
                                               ------------
                                                  2,013,750
                                               ------------
              FINANCIAL SERVICES -- 2.5%
    475,000   Alamosa Delaware, Inc.,
                zero coupon, 07/31/09(g).....       517,750
    715,000   Alamosa Delaware, Inc.,
                11.00%, 07/31/10.............       845,488
     80,000   Alamosa Delaware, Inc.,
                8.50%, 01/31/12..............        87,800
  2,055,000   BCP Caylux Holdings Luxembourg
                SCA -- 144A (Luxembourg),
                9.63%, 06/15/14..............     2,327,287
  1,200,000   E*TRADE Financial Corp. --
                144A,
                8.00%, 06/15/11..............     1,296,000
  1,335,000   REFCO Finance Holdings -- 144A,
                9.00%, 08/01/12..............     1,468,500
  1,920,000   Trump Holdings & Funding,
                12.63%, 03/15/10.............     2,088,000
                                               ------------
                                                  8,630,825
                                               ------------



                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FOOD AND BEVERAGE -- 1.1%
$ 1,130,000   American Seafood Group LLC,
                10.13%, 04/15/10.............  $  1,214,750
    985,000   Pierre Foods, Inc. -- 144A,
                9.88%, 07/15/12..............     1,024,400
  1,355,000   Pinnacle Foods Holding Corp. --
                144A,
                8.25%, 12/01/13..............     1,297,412
    357,000   United Agriculture Products --
                144A,
                8.25%, 12/15/11..............       384,668
                                               ------------
                                                  3,921,230
                                               ------------
              FUNERAL SERVICES -- 0.1%
    330,000   Alderwoods Group, Inc. -- 144A,
                7.75%, 09/15/12..............       358,050
                                               ------------
              LEISURE AND RECREATION -- 6.2%
    700,000   AMC Entertainment, Inc.,
                9.88%, 02/01/12..............       766,500
    350,000   Ameristar Casinos, Inc.,
                10.75%, 02/15/09.............       392,000
    215,000   Hollywood Casino Shreveport,
                13.00%, 08/01/06(h)..........       183,019
  2,025,000   Inn of The Mountain Gods,
                12.00%, 11/15/10.............     2,379,374
  1,890,000   Kerzner International (Bahama
                Islands),
                8.88%, 08/15/11..............     2,074,274
    995,000   LCE Acquisition Corp. -- 144A,
                9.00%, 08/01/14..............     1,082,063
  1,460,000   Majestic Star Casino LLC,
                9.50%, 10/15/10..............     1,554,900
  1,810,000   Marquee Holdings, Inc. -- 144A,
                zero coupon, 08/15/14(g).....     1,230,800
    335,000   MGM MIRAGE,
                6.88%, 02/06/08..............       364,313
  1,030,000   OED Corp./Diamond JO,
                8.75%, 04/15/12..............     1,014,550
    960,000   Penn National Gaming, Inc.,
                Series B,
                11.13%, 03/01/08.............     1,029,600
    120,000   Premier Entertainment LLC
                (Biloxi) Financial,
                10.75%, 02/01/12.............       131,700
  1,420,000   Royal Caribbean Cruises, Ltd.
                (Liberia),
                8.75%, 02/02/11..............     1,684,475
    390,000   Royal Caribbean Cruises, Ltd.,
                7.25%, 03/15/18..............       430,950
    680,000   Seneca Gaming Corp.,
                7.25%, 05/01/12..............       719,100
  1,745,000   Trump Atlantic City
                Association/Funding, Inc.,
                11.25%, 05/01/06(h)..........     1,673,019
  1,785,000   Venetian Casino Resort/Las
                Vegas Sands,
                11.00%, 06/15/10.............     2,046,056
  1,882,000   Waterford Gaming LLC -- 144A,
                8.63%, 09/15/12..............     2,023,150



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              LEISURE AND RECREATION (CONTINUED)
$ 1,005,000   WMG Holdings Corp. -- 144A,
                Floating Rate,
                6.91%, 12/15/11(b)...........  $  1,017,563
                                               ------------
                                                 21,797,406
                                               ------------
              MACHINERY -- 1.4%
    635,000   Dresser-Rand Group, Inc. --
                144A,
                7.38%, 11/01/14..............       650,875
    725,000   Flowserve Corp.,
                12.25%, 08/15/10.............       804,750
  1,225,000   Terex Corp., Series B,
                10.38%, 04/01/11.............     1,378,125
    470,000   The Manitowoc Company, Inc.,
                10.50%, 08/01/12.............       542,850
  1,570,000   Thermadyne Holdings Corp.,
                9.25%, 02/01/14..............     1,538,600
                                               ------------
                                                  4,915,200
                                               ------------
              MANUFACTURING -- 2.3%
    455,000   Aearo Company I,
                8.25%, 04/15/12..............       470,925
    800,000   Amsted Industries,
                Inc. -- 144A,
                10.25%, 10/15/11.............       908,000
  3,585,000   Dresser, Inc.,
                9.38%, 04/15/11..............     3,943,500
    515,000   Goodman Global Holding
                Company -- 144A, Floating
                Rate,
                5.76%, 06/15/12(n)...........       525,300
     15,000   Koppers, Inc.,
                9.88%, 10/15/13..............        17,175
    720,000   MAAX Corp. -- 144A (Canada),
                9.75%, 06/15/12..............       765,000
    180,000   Rayovac Corp.,
                8.50%, 10/01/13..............       200,700
    975,000   Samsonite Corp.,
                8.88%, 06/01/11..............     1,060,313
    720,000   Venture Holdings Trust, Series
                B,
                9.50%, 07/01/05(h)...........        32,400
                                               ------------
                                                  7,923,313
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 3.3%
    870,000   Ardent Health Services,
                10.00%, 08/15/13.............       917,850
    270,000   Concentra Operating Corp.,
                9.50%, 08/15/10..............       306,450
    665,000   HCA, Inc.,
                5.50%, 12/01/09..............       665,924
  1,690,000   HEALTHSOUTH Corp.,
                8.38%, 10/01/11..............     1,761,825
    985,000   HEALTHSOUTH Corp.,
                7.63%, 06/01/12..............       994,850
    527,609   Magellan Health Services, Inc.,
                Series A,
                9.38%, 11/15/08..............       577,072
    405,000   National Mentor, Inc. -- 144A,
                9.63%, 12/01/12..............       432,338



                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              MEDICAL AND OTHER HEALTH SERVICES (CONTINUED)
$   455,000   National Nephrology
                Association -- 144A,
                9.00%, 11/01/11..............  $    528,938
    670,000   Pacificare Health Systems,
                Inc.,
                10.75%, 06/01/09.............       777,200
  2,155,000   Tenet Healthcare Corp. -- 144A,
                9.88%, 07/01/14..............     2,359,724
    670,000   US Oncology, Inc. -- 144A,
                9.00%, 08/15/12..............       752,075
  1,345,000   US Oncology, Inc. -- 144A,
                10.75%, 08/15/14.............     1,563,563
                                               ------------
                                                 11,637,809
                                               ------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 1.8%
  1,345,000   CDRV Investors, Inc. -- 144A,
                zero coupon, 01/01/15(g).....       842,306
    870,000   Inverness Medical Innovations,
                Inc. -- 144A,
                8.75%, 02/15/12..............       913,500
    710,000   Medical Device Manufacture,
                Inc. -- 144A,
                10.00%, 07/15/12.............       768,575
  1,375,000   Medquest, Inc., Series B,
                11.88%, 08/15/12.............     1,622,500
  1,010,000   Norcross Safety Products LLC --
                Series B,
                9.88%, 08/15/11..............     1,121,100
    175,000   Rotech Healthcare, Inc.,
                9.50%, 04/01/12..............       193,375
    885,000   VWR International,
                Inc. -- 144A,
                8.00%, 04/15/14..............       949,163
                                               ------------
                                                  6,410,519
                                               ------------
              METALS AND MINING -- 1.5%
  1,349,000   Ispat Inland ULC,
                9.75%, 04/01/14..............     1,672,760
  1,635,000   Mueller Group, Inc.,
                10.00%, 05/01/12.............     1,790,325
    750,000   Mueller Holdings (NA), Inc.,
                zero coupon, 04/15/14(g).....       517,500
    375,000   Oregon Steel Mills, Inc.,
                10.00%, 07/15/09.............       419,063
    745,000   Ryerson Tull, Inc. -- 144A,
                8.25%, 12/15/11..............       756,175
                                               ------------
                                                  5,155,823
                                               ------------
              OIL AND GAS: PIPELINES -- 2.3%
    365,000   ANR Pipeline Company,
                8.88%, 03/15/10..............       410,625
    760,000   Dynegy Holdings, Inc.,
                7.63%, 10/15/26..............       664,050
  2,675,000   Dynegy Holdings, Inc. -- 144A,
                10.13%, 07/15/13.............     3,076,250
    110,000   El Paso CGP Company,
                7.50%, 08/15/06..............       116,875
    740,000   El Paso CGP Company,
                9.63%, 05/15/12..............       825,100



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              OIL AND GAS: PIPELINES (CONTINUED)
$   205,000   El Paso Corp.,
                7.00%, 05/15/11..............  $    208,331
    625,000   El Paso Corp., Series MTN,
                6.95%, 12/15/07..............       657,813
    380,000   Northwest Pipeline Corp.,
                8.13%, 03/01/10..............       422,275
    275,000   Southern Natural Gas Company,
                8.88%, 03/15/10..............       309,375
  1,345,000   Transmontaigne, Inc.,
                9.13%, 06/01/10..............     1,466,050
                                               ------------
                                                  8,156,744
                                               ------------
              OIL, COAL AND GAS -- 3.1%
    415,000   Alpha Natural
                Resources -- 144A,
                10.00%, 06/01/12.............       475,175
    715,000   El Paso Production Holding
                Company,
                7.75%, 06/01/13..............       752,538
    695,000   Giant Industries, Inc.,
                8.00%, 05/15/14..............       729,750
  1,875,000   Hanover Compressor Company,
                zero coupon, 03/31/07(g).....     1,640,624
    355,000   Hanover Compressor Company,
                8.63%, 12/15/10..............       389,613
    525,000   Parker Drilling Company,
                9.63%, 10/01/13..............       591,938
  1,125,000   Petrobras International Finance
                (Cayman Islands),
                9.13%, 07/02/13..............     1,282,500
    175,000   Petrobras International Finance
                (Cayman Islands),
                7.75%, 09/15/14..............       184,844
  1,586,200   Port Arthur Finance Corp.,
                12.50%, 01/15/09.............     1,863,784
    295,000   Premcor Refining Group,
                7.75%, 02/01/12..............       326,713
    440,000   Ram Energy, Inc.,
                11.50%, 02/15/08.............       451,000
  1,295,000   Sesi LLC,
                8.88%, 05/15/11..............     1,424,500
    750,000   United Refining Company --
                144A,
                10.50%, 08/15/12.............       796,875
                                               ------------
                                                 10,909,854
                                               ------------
              PAPER AND FOREST PRODUCTS -- 3.0%
    470,000   Boise Cascade LLC -- 144A,
                Floating Rate,
                5.01%, 10/15/12(b)...........       489,975
  1,415,000   Caraustar Industries, Inc.,
                9.88%, 04/01/11..............     1,542,350
  1,185,000   Georgia-Pacific Corp.,
                9.50%, 12/01/11..............     1,466,438
  1,385,000   Georgia-Pacific Corp.,
                9.38%, 02/01/13..............     1,620,450
    525,000   Longview Fibre Company,
                10.00%, 01/15/09.............       576,188
    350,000   Neenah Paper, Inc. -- 144A,
                7.38%, 11/15/14..............       357,000



                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PAPER AND FOREST PRODUCTS (CONTINUED)
$ 1,100,000   Newark Group, Inc.,
                9.75%, 03/15/14..............  $  1,177,000
  3,300,000   Tembec Industries, Inc.
                (Canada),
                8.50%, 02/01/11..............     3,332,999
                                               ------------
                                                 10,562,400
                                               ------------
              PHARMACEUTICALS -- 0.4%
  1,270,000   Elan Finance PLC/Elan Finance
                Corp. -- 144A (Brazil),
                7.75%, 11/15/11..............     1,358,900
                                               ------------
              PRINTING AND PUBLISHING -- 5.7%
    270,000   Advertising Directory
                Solutions -- 144A,
                9.25%, 11/15/12..............       284,850
  3,535,000   American Media Operation,
                Series B,
                10.25%, 05/01/09.............     3,742,680
  1,195,000   CanWest Media, Inc. (Canada),
                10.63%, 05/15/11.............     1,347,363
  2,281,634   CanWest Media, Inc. -- 144A
                (Canada),
                8.00%, 09/15/12..............     2,458,461
    410,000   CBD Media LLC/CBD Finance,
                Inc.,
                8.63%, 06/01/11..............       435,625
    245,000   Dex Media East LLC,
                9.88%, 11/15/09..............       280,219
  1,481,000   Dex Media West Finance Company,
                Series B,
                9.88%, 08/15/13..............     1,714,258
  1,850,000   Houghton Mifflin Company,
                8.25%, 02/01/11..............     1,979,500
  1,680,000   Houghton Mifflin Company,
                9.88%, 02/01/13..............     1,848,000
    835,000   Liberty Group Operating,
                9.38%, 02/01/08..............       851,700
    101,310   Merrill Corp., Series A,
                Variable Rate,
                12.00%, 05/01/09(a)..........       107,895
    185,000   Merrill Corp., Series B,
                Variable Rate,
                12.00%, 05/01/09(a)..........       197,025
  3,615,000   Primedia, Inc.,
                8.88%, 05/15/11..............     3,840,937
  1,000,000   Primedia, Inc., Floating Rate,
                7.67%, 05/15/10(b)...........     1,065,000
                                               ------------
                                                 20,153,513
                                               ------------
              REAL ESTATE DEVELOPMENT AND SERVICES -- 0.3%
    315,000   CB Richard Ellis Services,
                Inc.,
                9.75%, 05/15/10..............       360,675
    500,000   CB Richard Ellis Services,
                Inc.,
                11.25%, 06/15/11.............       577,500
                                               ------------
                                                    938,175
                                               ------------



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              REAL ESTATE INVESTMENT TRUSTS -- 0.6%
$   350,000   FelCor Lodging LP, Floating
                Rate,
                6.87%, 06/01/11(n)...........  $    369,250
    150,000   Host Marriott LP, Series I,
                9.50%, 01/15/07..............       165,000
  1,295,000   Meristar Hospitality Operating
                Partnership LP/ MeriStar
                Hospitality Finance Corp.,
                10.50%, 06/15/09.............     1,418,025
    310,000   Omega Healthcare Investors,
                Inc.,
                7.00%, 04/01/14..............       320,075
                                               ------------
                                                  2,272,350
                                               ------------
              RETAIL -- 0.1%
    430,000   General Nutrition Centers,
                Inc.,
                8.50%, 12/01/10..............       408,500
                                               ------------
              RUBBER PRODUCTS -- 0.1%
    505,000   Cooper-Standard Automotive,
                Inc. -- 144A,
                7.00%, 12/15/12..............       515,100
                                               ------------
              SECURITY SERVICES -- 0.0%
    135,000   Allied Security, Inc. -- 144A,
                11.38%, 07/15/11.............       141,750
                                               ------------
              SEMICONDUCTORS -- 2.0%
  2,495,000   Advanced Micro Devices, Inc. --
                144A,
                7.75%, 11/01/12..............     2,610,394
    724,000   AMI Semiconductor, Inc.,
                10.75%, 02/01/13.............       854,320
    265,000   Amkor Technologies, Inc.,
                7.13%, 03/15/11..............       250,425
  2,915,000   Amkor Technologies, Inc.,
                7.75%, 05/15/13..............     2,754,675
    730,000   STATS ChipPAC, Ltd. -- 144A
                (Singapore),
                6.75%, 11/15/11..............       726,350
                                               ------------
                                                  7,196,164
                                               ------------
              SPECIAL PURPOSE ENTITY -- 6.9%
    345,000   Affinia Group, Inc. -- 144A,
                9.00%, 11/30/14..............       361,388
    215,000   Altra Industrial Motion,
                Inc. -- 144A,
                9.00%, 12/01/11..............       219,300
  1,310,000   ASG Consolidated LLC/Finance,
                Inc. -- 144A,
                zero coupon, 11/01/11(g).....       841,675
    455,000   Aventine Renewable Energy,
                Inc. -- 144A, Floating Rate,
                8.50%, 12/15/11(b)...........       461,825
    535,000   Borden US Finance/Nova
                Scotia -- 144A,
                9.00%, 07/15/14..............       596,525
    953,672   Caithness Coso Funding Corp.,
                Series B,
                9.05%, 12/15/09..............     1,053,808



                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              SPECIAL PURPOSE ENTITY (CONTINUED)
$ 1,375,000   Chukchansi Economic Development
                Authority -- 144A,
                14.50%, 06/15/09.............  $  1,739,375
  1,625,000   Crystal US Holdings 3 LLC/
                Crystal US Sub3 Corp. --
                144A,
                zero coupon, 10/01/14(g).....     1,121,250
    990,000   Harvest Operations Corp. --
                144A,
                7.88%, 10/15/11..............     1,002,375
  1,035,000   Interline Brands, Inc.,
                11.50%, 05/15/11.............     1,169,550
  1,350,000   MDP Acquisitions PLC (Ireland),
                9.63%, 10/01/12..............     1,512,000
  1,750,000   Milacron Escrow Corp.,
                11.50%, 05/15/11.............     1,863,750
    370,000   NSP Holdings/Cap Corp. -- 144A,
                11.75%, 01/01/12(o)..........       375,550
    740,000   PCA LLC/PCA Finance Corp.,
                11.88%, 08/01/09.............       654,900
    555,000   Rainbow National Services
                LLC -- 144A,
                8.75%, 09/01/12..............       611,888
  2,155,000   Rainbow National Services
                LLC -- 144A,
                10.38%, 09/01/14.............     2,440,537
    135,000   Riddell Bell Holdings, Inc. --
                144A,
                8.38%, 10/01/12..............       140,400
    230,000   Standard Aero Holdings, Inc. --
                144A,
                8.25%, 09/01/14..............       249,550
  2,550,000   UGS Corp. -- 144A,
                10.00%, 06/01/12.............     2,913,374
  2,060,000   Universal City Development
                Partners, Ltd.,
                11.75%, 04/01/10.............     2,443,674
    300,000   Universal City Florida -- 144A,
                8.38%, 05/01/10..............       312,750
    595,000   Universal City Florida -- 144A,
                Floating Rate,
                7.20%, 05/01/10(b)...........       621,775
  1,530,000   Vanguard Health Holding Company
                II LLC -- 144A,
                9.00%, 10/01/14..............     1,644,750
                                               ------------
                                                 24,351,969
                                               ------------
              SPORTING GOODS AND EQUIPMENT -- 0.0%
    185,000   True Temper Sports, Inc.,
                8.38%, 09/15/11..............       172,975
                                               ------------
              SYNDICATED BANK LOANS -- 0.1%
    500,000   Mirant Corp.,
                8.63%, 07/17/49(h)...........       355,250
                                               ------------



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 9.5%
$   345,000   AirGate PCS, Inc. -- 144A,
                Floating Rate,
                5.85%, 10/15/11(b)...........  $    356,213
    125,000   American Tower Corp.,
                9.38%, 02/01/09..............       132,813
  2,785,000   Centennial
                Cellular/Communications,
                10.13%, 06/15/13.............     3,140,087
    505,000   Centennial Communications,
                10.75%, 12/15/08.............       526,463
    190,000   Crown Castle International
                Corp.,
                10.75%, 08/01/11.............       207,100
    355,000   General Cable Corp.,
                9.50%, 11/15/10..............       402,925
  1,310,000   Inmarsat Finance PLC (Great
                Britain),
                7.63%, 06/30/12..............     1,368,950
  1,000,000   Intelsat, Ltd.,
                7.63%, 04/15/12..............       973,836
    185,000   IWO Escrow Company -- 144A,
                Floating Rate,
                6.32%, 01/15/12(b)...........       187,313
  1,000,000   IWO Holdings, Inc.,
                14.00%, 01/15/11(h)..........       655,000
  2,620,000   LCI International, Inc.,
                7.25%, 06/15/07..............     2,561,049
    855,000   New Skies Satellites NV -- 144A
                (The Netherlands),
                9.13%, 11/01/12..............       876,375
    645,000   New Skies Satellites NV -- 144A
                (The Netherlands),
                Floating Rate,
                7.44%, 11/01/11(n)...........       667,575
    450,000   Nextel Communications,
                7.38%, 08/01/15..............       497,250
    875,000   Nextel Partners, Inc.,
                12.50%, 11/15/09.............       995,313
  4,200,000   Nortel Networks Corp. (Canada),
                4.25%, 09/01/08..............     4,105,499
    675,000   Nortel Networks, Ltd.,
                6.13%, 02/15/06..............       690,188
  2,005,000   PanAmSat Corp. -- 144A,
                9.00%, 08/15/14..............     2,248,105
    285,000   Qwest Capital Funding, Inc.,
                7.75%, 08/15/06..............       301,388
    290,000   Qwest Capital Funding, Inc.,
                7.00%, 08/03/09..............       287,825
    315,000   Qwest Capital Funding, Inc.,
                7.90%, 08/15/10..............       319,725
    110,000   Qwest Corp.,
                7.20%, 11/10/26..............       106,150
  1,035,000   Qwest Corp. -- 144A,
                7.88%, 09/01/11..............     1,128,150
  1,075,000   Qwest Services Corp. -- 144A
                (Canada),
                14.00%, 12/15/10.............     1,298,063



                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2004



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              TELECOMMUNICATIONS EQUIPMENT AND SERVICES
                (CONTINUED)
$   580,000   Rogers Wireless, Inc. -- 144A
                (Canada),
                8.00%, 12/15/12..............  $    616,250
  2,150,000   Rogers Wireless, Inc. -- 144A
                (Canada),
                7.50%, 03/15/15..............     2,278,999
  1,065,000   Rogers Wireless, Inc. -- 144A
                (Canada),
                Floating Rate,
                5.53%, 12/15/10(b)...........     1,120,913
     60,000   SBA Telecommunications, Inc.,
                zero coupon, 12/15/11(g).....        50,850
    450,000   Telemig Celular Participacoes
                SA/Amazonia Cel -- 144A
                (Brazil),
                8.75%, 01/20/09..............       469,125
    600,000   Ubiquitel Operating Company,
                9.88%, 03/01/11..............       676,500
  1,390,000   US Unwired, Inc., Series B,
                10.00%, 06/15/12.............     1,574,175
  2,460,000   Western Wireless Corp.,
                9.25%, 07/15/13..............     2,687,549
                                               ------------
                                                 33,507,716
                                               ------------
              TRANSPORTATION -- 0.9%
    765,000   H-Lines Finance Holding --
                144A, zero coupon,
                04/01/13(g)..................       554,625
    715,000   Horizon Lines LLC -- 144A,
                9.00%, 11/01/12..............       772,200
    910,000   OMI Corp. (Marshall Islands),
                7.63%, 12/01/13..............       978,250
    115,000   Petroleum Helicopters,
                9.38%, 05/01/09..............       126,500
    695,000   Quality Distribution Capital --
                144A,
                9.00%, 11/15/10..............       696,738
                                               ------------
                                                  3,128,313
                                               ------------
              UTILITIES -- 0.7%
    635,000   National Waterworks, Inc.,
                Series B,
                10.50%, 12/01/12.............       717,550
  1,325,000   Orion Power Holdings, Inc.,
                12.00%, 05/01/10.............     1,689,375
                                               ------------
                                                  2,406,925
                                               ------------
              UTILITIES: ELECTRIC -- 4.4%
    347,000   AES Corp.,
                8.50%, 11/01/07..............       353,940
    553,000   AES Corp.,
                9.38%, 09/15/10..............       645,627
    700,000   AES Corp. -- 144A,
                8.75%, 05/15/13..............       798,875
    310,000   AES Corp. -- 144A,
                9.00%, 05/15/15..............       356,500
    496,838   AES Eastern Energy, Series
                99-A,
                9.00%, 01/02/17..............       564,222



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              UTILITIES: ELECTRIC (CONTINUED)
$   750,000   Calpine Corp.,
                8.25%, 08/15/05..............  $    761,250
  1,575,000   Calpine Corp.,
                7.63%, 04/15/06..............     1,555,312
    350,000   Calpine Corp.,
                10.50%, 05/15/06.............       351,750
    125,000   Calpine Corp.,
                8.75%, 07/15/07..............       110,000
    450,000   Calpine Corp. -- 144A,
                8.50%, 07/15/10..............       388,125
  1,130,000   Calpine Corp. -- 144A,
                8.75%, 07/15/13..............       937,900
  1,305,000   Inergy LP/Inergy Finance
                Corp. -- 144A,
                6.88%, 12/15/14..............     1,318,050
  3,000,000   Mission Energy Holding Company,
                13.50%, 07/15/08.............     3,757,499
    750,000   Nevada Power Company,
                9.00%, 08/15/13..............       881,250
  1,085,000   NRG Energy, Inc. -- 144A,
                8.00%, 12/15/13..............     1,188,075
    255,000   Reliant Energy, Inc.,
                9.25%, 07/15/10..............       285,600
    915,000   Reliant Energy, Inc.,
                9.50%, 07/15/13..............     1,044,244
    150,000   Texas Genco LLC/Financing --
                144A,
                6.88%, 12/15/14..............       155,813
                                               ------------
                                                 15,454,032
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
                (Cost $302,606,017)..........   321,976,198
                                               ------------
  SHARES
  ------
              COMMON STOCKS -- 0.8%
              BROADCAST SERVICES/MEDIA -- 0.3%
     54,651   Telewest Global, Inc. (Great
                Britain)*....................       960,765
                                               ------------
              LEISURE AND RECREATION -- 0.0%
      2,000   Las Vegas Sands Corp.*.........        96,000
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 0.5%
      7,533   Crown Castle International
                Corp.*.......................       125,349
     20,340   NTL, Inc.*.....................     1,484,006
                                               ------------
                                                  1,609,355
                                               ------------
              TOTAL COMMON STOCKS (Cost
                $1,906,825)..................     2,666,120
                                               ------------
              CONVERTIBLE PREFERRED STOCKS -- 1.0%
              OIL AND GAS: PIPELINES -- 0.3%
     11,465   Williams Companies, Inc. --
                144A, 5.50%..................       960,194
                                               ------------



                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2004



  SHARES                                          VALUE
  ------                                       ------------
              CONVERTIBLE PREFERRED STOCKS (CONTINUED)
              OIL, COAL AND GAS -- 0.1%
      2,400   Chesapeake Energy Corp.,
                5.00%........................  $    293,640
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 0.6%
     43,235   Crown Castle International
                Corp., 6.25%.................     2,107,706
                                               ------------
              UTILITIES: ELECTRIC -- 0.0%
        245   NRG Energy, Inc. -- 144A,
                4.00%........................       269,500
                                               ------------
              TOTAL CONVERTIBLE PREFERRED
                STOCKS (Cost $3,003,931).....     3,631,040
                                               ------------
              WARRANTS -- 0.1%
      1,125   American Tower Corp.,
                Expires 08/01/08*............       258,750
      1,000   IPCS, Inc. -- 144A,
                Expires 07/15/10*(q).........            --
      1,000   IWO Holdings, Inc.,
                Expires 01/15/11*(q).........            --
        750   Mueller Holdings, Inc.,
                Expires 04/15/14*............        52,500
         84   New World Coffee,
                Expires 06/20/06*............             1
      1,000   ONO Finance PLC (Great
                Britain),
                Expires 03/16/11*(q).........            --
        250   Ubiquitel, Inc. -- 144A,
                Expires 04/15/10*(q).........            --
                                               ------------
              TOTAL WARRANTS (Cost
                $75,402).....................       311,251
                                               ------------
 PRINCIPAL
 ---------
              CONVERTIBLE BONDS -- 0.3%
              LEISURE AND RECREATION -- 0.2%
$   645,000   Kerzner International -- 144A
                (Bahama Islands),
                2.38%, 04/15/24..............       787,706
                                               ------------



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CONVERTIBLE BONDS (CONTINUED)
              SEMICONDUCTORS -- 0.1%
$   345,000   Amkor Technologies, Inc.,
                5.75%, 06/01/06..............  $    339,825
                                               ------------
              TOTAL CONVERTIBLE BONDS (Cost
                $966,774)....................     1,127,531
                                               ------------
              TOTAL SECURITIES (Cost
                $308,558,949)................   329,712,140
                                               ------------
              REPURCHASE AGREEMENTS -- 4.6%
 16,169,442   With Investors Bank and Trust,
                dated 12/31/04, 1.88%, due
                01/03/05, repurchase proceeds
                at maturity $16,171,976
                (Collateralized by various
                Small Business
                Administrations, 4.88% --
                5.13%, due
                01/25/29 - 05/25/30, with a
                total value of $16,977,914)
                (Cost $16,169,442)...........    16,169,442
                                               ------------
              Total Investments -- 98.3%
                (Cost $324,728,391)..........   345,881,582
              Other assets less
                liabilities -- 1.7%..........     5,890,954
                                               ------------
              NET ASSETS -- 100.0%...........  $351,772,536
                                               ============



The aggregate cost of securities for federal income tax purposes at December 31, 2004 is $324,751,218.



The following amounts are based on cost for federal income tax purposes:



    Gross unrealized appreciation...........  $23,835,148
    Gross unrealized depreciation...........   (2,704,784)
                                              -----------
    Net unrealized appreciation.............  $21,130,364
                                              ===========


---------------


See summary of footnotes and abbreviations to portfolios.



                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO



                            PORTFOLIO OF INVESTMENTS



                               DECEMBER 31, 2004



   SHARES                                VALUE        COUNTRY
   ------                            --------------   -------
               COMMON STOCKS -- 97.5%
               ADVERTISING -- 0.4%
     209,774   JC Decaux SA*.......  $    6,118,173     FRA
                                     --------------
               AEROSPACE AND DEFENSE -- 2.3%
   1,565,500   Bae Systems PLC.....       6,928,277     BRI
     488,834   European Aeronautic
                 Defense and Space
                 Company(d)........      14,197,372     NET
   2,473,290   Rolls-Royce Group
                 PLC*..............      11,729,331     BRI
                                     --------------
                                         32,854,980
                                     --------------
               AGRICULTURE -- 0.1%
   4,566,000   Chaoda Modern
                 Agriculture
                 (Holdings),
                 Ltd. .............       1,689,001     HNG
                                     --------------
               AIRLINES -- 0.4%
   1,710,200   Qantas Airways,
                 Ltd. .............       4,958,494     AUS
                                     --------------
               APPAREL: MANUFACTURING -- 0.8%
      65,400   Adidas-Salomon
                 AG*...............      10,545,014     GER
      12,800   Benetton Group SpA..         169,106     ITA
                                     --------------
                                         10,714,120
                                     --------------
               AUTOMOBILES/MOTOR VEHICLES -- 4.6%
     147,200   DaimlerChrysler
                 AG*...............       7,047,351     GER
      51,700   Honda Motor Company,
                 Ltd. .............       2,675,180     JPN
     149,740   Hyundai Motor
                 Company*..........       8,028,761     KOR
     476,980   Kia Motors Corp.*...       5,022,782     KOR
   1,122,800   Nissan Motor
                 Company, Ltd. ....      12,188,649     JPN
     299,000   Suzuki Motor
                 Corp. ............       5,454,375     JPN
     608,200   Toyota Motor
                 Corp. ............      24,714,423     JPN
                                     --------------
                                         65,131,521
                                     --------------
               AUTOMOTIVE EQUIPMENT -- 1.5%
     252,900   Aisin Seiki Company,
                 Ltd. .............       6,395,201     JPN
     127,500   Alpine Electronics,
                 Inc.(d)...........       1,712,093     JPN
      10,200   Georg Fischer AG*...       2,641,720     SWI
   1,128,000   GKN PLC.............       5,122,022     BRI
     115,700   Valeo SA............       4,838,602     FRA
                                     --------------
                                         20,709,638
                                     --------------
               BANKS -- 19.0%
     589,000   ABN AMRO Holding
                 NV................      15,587,014     NET
     241,200   Allied Irish Banks
                 PLC...............       5,000,946     IRE
   1,023,700   Banca Intesa SpA....       4,920,529     ITA



   SHARES                                VALUE        COUNTRY
   ------                            --------------   -------
               COMMON STOCKS (CONTINUED)
               BANKS (CONTINUED)
     601,200   Banco Bilbao Vizcaya
                 Argentaria SA.....  $   10,652,837     SPA
     709,400   Banco Comercial
                 Portugues, SA --
                 Class R...........       1,820,492     POR
     240,100   Banco Santander
                 Central Hispano
                 SA*(d)............       2,976,451     SPA
   1,812,600   Barclays PLC........      20,393,924     BRI
     618,900   Bayerische Hypo-und
                 Vereinsbank AG
                 (HVB Group)*......      14,033,718     GER
     198,200   BNP Paribas SA......      14,343,881     FRA
     179,200   Canadian Imperial
                 Bank of
                 Commerce(d).......      10,799,846     CDA
     158,600   Commonwealth Bank of
                 Australia.........       3,978,663     AUS
     140,300   Danske Bank A/S.....       4,297,983     DEN
      19,400   Deutsche Bank AG....       1,720,615     GER
     365,900   Dexia*(d)...........       8,406,178     BEL
     250,800   DNB NOR ASA.........       2,473,557     NOR
     361,700   EFG Eurobank
                 Ergasias..........      12,415,419     GRC
      89,200   ForeningsSparbanken
                 AB................       2,221,343     SWE
     105,300   Fortis..............       2,909,569     BEL
     126,100   HBOS PLC............       2,053,110     BRI
     135,700   IKB Deutsche
                 Industriebank AG..       3,753,243     GER
   1,238,200   Joyo Bank, Ltd. ....       6,032,937     JPN
      77,400   Laurentian Bank of
                 Canada(d).........       1,554,458     CDA
   1,834,700   Lloyds TSB Group
                 PLC...............      16,662,011     BRI
         456   Mitsubishi Tokyo
                 Financial Group,
                 Inc. .............       4,621,321     JPN
      70,200   National Australia
                 Bank, Ltd. .......       1,581,103     AUS
     177,700   National Bank of
                 Canada(d).........       7,348,195     CDA
      60,100   National Bank of
                 Greece SA.........       1,981,340     GRC
   1,248,500   Nordea Bank AB......      12,586,822     SWE
     234,700   SanPaolo IMI SpA*...       3,377,962     ITA
     125,100   Societe Generale*...      12,646,135     FRA
     745,200   Standard Chartered
                 PLC...............      13,857,143     BRI
     490,100   Suncorp-Metway,
                 Ltd. .............       6,656,769     AUS
     861,000   The Bank of
                 Yokohama, Ltd. ...       5,420,055     JPN



                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2004



   SHARES                                VALUE        COUNTRY
   ------                            --------------   -------
               COMMON STOCKS (CONTINUED)
               BANKS (CONTINUED)
     199,000   UBS AG..............  $   16,686,878     SWI
       1,739   UFJ Holdings,
                 Inc.*.............      10,523,475     JPN
                                     --------------
                                        266,295,922
                                     --------------
               BROADCAST SERVICES/MEDIA -- 1.7%
     150,200   Grupo Televisa SA
                 (ADR).............       9,087,100     MEX
     883,200   Seven Network,
                 Ltd.(d)...........       4,424,315     AUS
     337,900   Vivendi Universal
                 SA*...............      10,777,227     FRA
                                     --------------
                                         24,288,642
                                     --------------
               BUSINESS SERVICES AND SUPPLIES -- 1.2%
   1,671,929   Capita Group PLC....      11,740,955     BRI
   1,914,700   Marubeni Corp. .....       5,298,916     JPN
                                     --------------
                                         17,039,871
                                     --------------
               CHEMICALS -- 0.9%
      45,100   Akzo Nobel NV*......       1,921,610     NET
      39,100   Ciba Specialty
                 Chemicals AG*.....       2,974,365     SWI
      52,300   K+S AG..............       2,776,606     GER
   1,680,600   Mitsubishi Chemical
                 Corp. ............       5,109,600     JPN
                                     --------------
                                         12,782,181
                                     --------------
               COMPUTER SOFTWARE AND SERVICES -- 1.8%
     129,200   Infosys
                 Technologies, Ltd.
                 (ADR)(d)..........       8,954,852     IND
     309,985   Trend Micro,
                 Inc.*.............      16,704,512     JPN
                                     --------------
                                         25,659,364
                                     --------------
               COMPUTERS AND OFFICE EQUIPMENT -- 0.5%
     163,900   Creative Technology,
                 Ltd. .............       2,449,865     SIN
     203,900   Oce NV..............       3,117,392     NET
   2,043,000   TPV Technology,
                 Ltd. .............       1,222,299     HNG
                                     --------------
                                          6,789,556
                                     --------------
               CONSTRUCTION SERVICES AND SUPPLIES -- 3.9%
     354,700   Autostrade SpA*.....       9,487,750     ITA
     353,700   Barratt Developments
                 PLC...............       4,037,273     BRI
     159,300   Compagnie de
                 Saint-Gobain......       9,586,308     FRA
     644,700   George Wimpey PLC...       5,006,998     BRI
      43,500   Lafarge SA*.........       4,193,565     FRA
     260,000   Maeda Road
                 Construction
                 Company, Ltd.(d)..       2,042,097     JPN



   SHARES                                VALUE        COUNTRY
   ------                            --------------   -------
               COMMON STOCKS (CONTINUED)
               CONSTRUCTION SERVICES AND SUPPLIES (CONTINUED)
   2,189,400   Pilkington PLC......  $    4,624,013     BRI
     438,000   RMC Group PLC.......       7,139,750     BRI
     484,000   Sekisui House,
                 Ltd. .............       5,631,417     JPN
     211,200   The Berkeley Group
                 Holdings PLC......       3,280,527     BRI
                                     --------------
                                         55,029,698
                                     --------------
               CONSUMER GOODS AND SERVICES -- 1.8%
     376,500   Imperial Tobacco
                 Group PLC.........      10,315,498     BRI
       1,308   Japan Tobacco,
                 Inc. .............      14,912,882     JPN
                                     --------------
                                         25,228,380
                                     --------------
               DISTRIBUTION -- 0.9%
   2,054,000   Esprit Holdings,
                 Ltd. .............      12,420,936     BER
                                     --------------
               DIVERSIFIED SERVICES -- 0.7%
     142,100   BASF AG.............      10,225,999     GER
                                     --------------
               ELECTRONICS -- 2.9%
      56,100   Bang & Olufsen
                 A/S -- Class
                 B(d)..............       4,190,161     DEN
     209,000   Hosiden Corp.(d)....       2,311,586     JPN
      39,200   Keyence Corp. ......       8,770,532     JPN
   1,191,000   Minebea Company,
                 Ltd. .............       5,187,848     JPN
     286,000   Pioneer Corp. ......       5,573,962     JPN
     130,800   Research In Motion,
                 Ltd.*.............      10,780,537     CDA
     810,100   Toshiba Tec
                 Corp. ............       3,836,568     JPN
                                     --------------
                                         40,651,194
                                     --------------
               ENGINEERING -- 0.2%
      72,371   SNC-Lavalin Group,
                 Inc. .............       3,502,310     CDA
                                     --------------
               ENVIRONMENTAL WASTE MANAGEMENT AND RECYCLING
                 SERVICES -- 0.3%
     224,700   Pennon Group PLC....       4,301,297     BRI
                                     --------------
               FINANCIAL SERVICES -- 4.1%
     344,900   Alliance & Leicester
                 PLC...............       6,039,337     BRI
     800,900   Bradford & Bingley
                 PLC...............       5,162,922     BRI
     226,900   Hitachi Capital
                 Corp. ............       4,676,413     JPN
     155,500   Irish Life &
                 Permanent PLC.....       2,913,703     IRE
     235,389   Man Group PLC.......       6,652,658     BRI
     124,000   Mitsubishi
                 Securities
                 Company, Ltd. ....       1,355,759     JPN
     932,000   Nikko Cordial
                 Corp. ............       4,931,553     JPN
      96,700   Promise Company,
                 Ltd. .............       6,897,720     JPN



                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2004



   SHARES                                VALUE        COUNTRY
   ------                            --------------   -------
               COMMON STOCKS (CONTINUED)
               FINANCIAL SERVICES (CONTINUED)
     225,700   Sampo Oyj -- Class
                 A.................  $    3,113,587     FIN
      38,300   Sanyo Shinpan
                 Finance Company,
                 Ltd. .............       2,717,053     JPN
     119,100   Sun Life Financial,
                 Inc.(d)...........       3,989,875     CDA
      65,500   Takefuji Corp. .....       4,423,261     JPN
   1,386,000   Tokai Tokyo
                 Securities
                 Company, Ltd. ....       4,254,434     JPN
                                     --------------
                                         57,128,275
                                     --------------
               FOOD AND BEVERAGE -- 3.4%
     464,700   Asahi Breweries,
                 Ltd. .............       5,746,485     JPN
      15,800   Coca-Cola West Japan
                 Company, Ltd. ....         404,931     JPN
     429,200   Fraser and Neave,
                 Ltd. .............       4,285,690     SIN
     345,300   Geest PLC...........       4,229,787     BRI
   1,537,300   Northern Foods PLC..       5,054,642     BRI
      48,600   Pernod Ricard(d)....       7,436,969     FRA
     325,262   Royal Numico NV*....      11,716,729     NET
     695,700   Tate & Lyle PLC.....       6,314,730     BRI
     106,400   Wolverhampton &
                 Dudley Breweries
                 PLC...............       2,243,082     BRI
                                     --------------
                                         47,433,045
                                     --------------
               INSURANCE -- 4.6%
     999,300   Aioi Insurance
                 Company, Ltd. ....       4,606,012     JPN
     105,700   Allianz AG..........      14,007,498     GER
   1,052,600   Aviva PLC...........      12,691,830     BRI
     516,700   Britannic Group
                 PLC...............       4,523,812     BRI
     105,800   CNP Assurances......       7,570,631     FRA
   1,939,300   Friends Provident
                 PLC...............       5,734,122     BRI
     212,400   ING Groep NV*.......       6,419,711     NET
     358,800   Pohjola Group
                 PLC -- Class D....       4,136,147     FIN
      31,400   Zurich Financial
                 Services AG*......       5,235,635     SWI
                                     --------------
                                         64,925,398
                                     --------------
               LEISURE AND RECREATION -- 3.1%
     143,511   Carnival PLC........       8,756,697     BRI
      88,128   Club Mediterranee
                 SA*(d)............       4,158,192     FRA
   2,447,900   EMI Group PLC.......      12,454,916     BRI
     703,971   InterContinental
                 Hotels Group PLC..       8,751,767     BRI



   SHARES                                VALUE        COUNTRY
   ------                            --------------   -------
               COMMON STOCKS (CONTINUED)
               LEISURE AND RECREATION (CONTINUED)
     261,000   NAMCO, Ltd. ........  $    3,420,824     JPN
     227,400   TUI AG(d)...........       5,378,664     GER
                                     --------------
                                         42,921,060
                                     --------------
               MACHINERY -- 1.5%
     148,400   MAN AG*.............       5,710,440     GER
      15,900   Rieter Holding AG...       4,614,370     SWI
      82,500   Saurer AG*..........       4,861,050     SWI
     162,400   Stork NV*...........       5,589,845     NET
                                     --------------
                                         20,775,705
                                     --------------
               MANUFACTURING -- 0.4%
     295,710   Assa Abloy AB --
                 Class B*..........       5,050,270     SWE
                                     --------------
               MEDICAL EQUIPMENT AND SUPPLIES -- 0.8%
     134,730   Essilor
                 International SA
                 CIE Generale
                 D'Optique.........      10,546,283     FRA
                                     --------------
               METALS AND MINING -- 1.4%
   1,060,900   BlueScope Steel,
                 Ltd. .............       6,840,020     AUS
     308,300   Sims Group, Ltd. ...       4,288,669     AUS
     396,900   ThyssenKrupp
                 AG(d).............       8,730,355     GER
                                     --------------
                                         19,859,044
                                     --------------
               OIL, COAL AND GAS -- 8.9%
     602,400   BP PLC..............       5,875,569     BRI
     158,700   CNOOC, Ltd.
                 (ADR)(d)..........       8,599,953     HNG
   2,182,200   Cosmo Oil Company,
                 Ltd. .............       6,443,253     JPN
     559,200   Eni SpA*............      13,985,970     ITA
      83,300   Fording Canadian
                 Coal Trust........       6,440,894     CDA
      76,800   Gazprom OAO -- 144A
                 (ADR)(d)..........       2,726,400     SUR
     175,900   Hellenic Petroleum
                 SA................       1,910,696     GRC
     287,100   Husky Energy,
                 Inc. .............       8,204,568     CDA
      12,100   OMV AG..............       3,642,229     AST
     104,212   Petro-Canada........       5,318,855     CDA
     272,500   Repsol YPF SA.......       7,089,210     SPA
     542,700   Saipem SpA..........       6,521,371     ITA
   2,506,300   Shell Transport &
                 Trading Company
                 PLC...............      21,365,706     BRI
     722,700   Snam Rete Gas SpA...       4,199,887     ITA
     102,923   Total SA -- Class
                 B.................      22,457,640     FRA
                                     --------------
                                        124,782,201
                                     --------------



                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2004



   SHARES                                VALUE        COUNTRY
   ------                            --------------   -------
               COMMON STOCKS (CONTINUED)
               PAPER AND FOREST PRODUCTS -- 0.6%
     231,000   Billerud............  $    4,118,917     SWE
      60,360   Fraser Papers,
                 Inc.*.............         783,648     CDA
     301,800   Norbord, Inc.(d)....       3,122,503     CDA
                                     --------------
                                          8,025,068
                                     --------------
               PHARMACEUTICALS -- 3.9%
      35,900   Dainippon
                 Pharmaceutical
                 Company, Ltd. ....         360,679     JPN
   1,118,963   Elan Corp. PLC
                 (ADR)*(d).........      30,491,742     IRE
     160,800   GlaxoSmithKline
                 PLC...............       3,772,754     BRI
     218,200   Santen
                 Pharmaceutical
                 Company, Ltd. ....       4,762,892     JPN
     115,855   Schering AG.........       8,653,509     GER
     280,700   Taisho
                 Pharmaceutical
                 Company, Ltd. ....       6,099,795     JPN
                                     --------------
                                         54,141,371
                                     --------------
               PRINTING AND PUBLISHING -- 0.6%
   1,772,900   CIR SpA.............       5,247,792     ITA
     126,000   Quebecor World,
                 Inc.(d)...........       2,712,390     CDA
                                     --------------
                                          7,960,182
                                     --------------
               REAL ESTATE DEVELOPMENT AND MANAGEMENT
                 SERVICES -- 0.7%
      64,265   Unibail(d)..........      10,104,594     FRA
                                     --------------
               RETAIL -- 4.0%
   1,246,400   Big Food Group PLC..       2,249,503     BRI
   4,077,782   Carphone Warehouse
                 PLC...............      13,446,895     BRI
   1,912,500   Dixons Group PLC....       5,581,440     BRI
      30,100   Galeries Lafayette
                 SA(d).............       7,724,388     FRA
     521,389   GUS PLC.............       9,395,013     BRI
     168,300   Hudson's Bay
                 Company...........       1,881,702     CDA
     590,900   JJB Sports PLC......       2,005,278     BRI
     279,448   Kingfisher PLC......       1,661,933     BRI
     340,770   Swatch Group AG*....      10,129,299     SWI
      10,300   Valora Holding AG...       2,536,276     SWI
                                     --------------
                                         56,611,727
                                     --------------
               RETAIL: SUPERMARKETS -- 0.9%
   1,090,862   J Sainsbury PLC.....       5,665,501     BRI
     809,200   Koninklijke Ahold
                 NV*...............       6,262,771     NET
                                     --------------
                                         11,928,272
                                     --------------



   SHARES                                VALUE        COUNTRY
   ------                            --------------   -------
               COMMON STOCKS (CONTINUED)
               RUBBER PRODUCTS -- 0.2%
     150,000   Bridgestone
                 Corp. ............  $    2,981,875     JPN
                                     --------------
               SEMICONDUCTORS -- 0.1%
     131,158   ASML Holding NV*....       2,086,724     NET
                                     --------------
               TELECOMMUNICATIONS EQUIPMENT AND
                 SERVICES -- 7.4%
   1,243,480   Alcatel SA*.........      19,332,147     FRA
     582,000   BT Group PLC........       2,268,403     BRI
     159,600   Elcoteq Network
                 Corp. -- Class
                 A.................       3,876,850     FIN
     297,700   France Telecom SA*..       9,846,728     FRA
       2,700   Nippon Telegraph and
                 Telephone
                 Corp. ............      12,102,904     JPN
     298,500   Nokia Oyj (ADR).....       4,677,495     FIN
     152,100   PT Telekomunikasi
                 Indonesia (ADR)*..       3,197,142     IDN
     820,429   Societe Europeenne
                 des Satellites
                 (FDR)*............      10,582,796     LUX
      20,800   Swisscom AG*........       8,194,882     SWI
     566,450   Tandberg ASA........       7,035,978     NOR
     318,556   Telefonaktiebolaget
                 LM Ericsson
                 (ADR)*(d).........      10,031,328     SWE
   4,402,233   Vodafone Group
                 PLC...............      11,938,856     BRI
                                     --------------
                                        103,085,509
                                     --------------
               TRANSPORTATION -- 1.3%
     144,432   Canadian National
                 Railway Company...       8,805,712     CDA
      28,610   Kuehne & Nagel
                 International
                 AG................       6,164,322     SWI
     777,000   Orient Overseas
                 International,
                 Ltd. .............       2,944,166     BER
                                     --------------
                                         17,914,200
                                     --------------
               UTILITIES -- 1.2%
      33,900   E.ON AG*............       3,086,733     GER
     576,700   Kelda Group PLC.....       7,003,445     BRI
     548,800   United Utilities
                 PLC...............       6,638,285     BRI
                                     --------------
                                         16,728,463
                                     --------------
               UTILITIES: ELECTRIC -- 2.3%
      78,200   Chubu Electric Power
                 Company, Inc. ....       1,874,605     JPN
     553,600   Endesa SA...........      12,996,514     SPA
     314,200   Hokkaido Electric
                 Power Company,
                 Inc. .............       6,169,489     JPN
     245,100   Shikoku Electric
                 Power Company,
                 Inc. .............       4,776,847     JPN



                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2004



   SHARES                                VALUE        COUNTRY
   ------                            --------------   -------
               COMMON STOCKS (CONTINUED)
               UTILITIES: ELECTRIC (CONTINUED)
     239,900   Union Fenosa SA.....  $    6,302,996     SPA
                                     --------------
                                         32,120,451
                                     --------------
               UTILITIES: GAS -- 0.2%
     954,800   Toho Gas Company,
                 Ltd. .............       3,405,348     JPN
                                     --------------
               TOTAL COMMON STOCKS
                 (Cost
                 $1,135,867,124)...   1,366,906,342
                                     --------------
 PRINCIPAL
 ---------
               SECURITIES LENDING COLLATERAL -- 9.1%
$127,122,222   Securities Lending
                 Collateral
                 Investment (Note
                 4) (Cost
                 $127,122,222).....     127,122,222     USA
                                     --------------
               TOTAL SECURITIES
                 (Cost
                 $1,262,989,346)...   1,494,028,564
                                     --------------
   SHARES
   ------
               RIGHTS -- 0.0%
               AUTOMOTIVE EQUIPMENT
     390,900   TI Automotive,
                 Ltd. -- Class A*
                 (Cost $0)(q)......              --     BRI
                                     --------------
 PRINCIPAL                               VALUE        COUNTRY
 ---------                           --------------   -------
               REPURCHASE AGREEMENTS -- 1.1%
$ 15,085,220   With Investors Bank
                 and Trust, dated
                 12/31/04, 1.88%,
                 due 01/03/05,
                 repurchase
                 proceeds at
                 maturity
                 $15,087,583
                 (Collateralized by
                 Freddie Mac,
                 2.95%, due
                 12/15/31, with a
                 value of
                 $10,500,147 and
                 various Small
                 Business
                 Administrations,
                 4.88% -- 5.13%,
                 due 11/25/22-
                 12/25/28, with a
                 total value of
                 $5,339,481) (Cost
                 $15,085,220)......  $   15,085,220     USA
                                     --------------
               Total Investments -- 107.7%
                 (Cost
                 $1,278,074,566)...   1,509,113,784
               Liabilities less
                 other
                assets -- (7.7)%...    (107,495,840)
                                     --------------
               NET
                 ASSETS -- 100.0%..  $1,401,617,944
                                     ==============



The aggregate cost of securities for federal income tax purposes at December 31, 2004 is $1,282,950,703.



The following amounts are based on cost for federal income tax purposes:



    Gross unrealized appreciation.........  $233,117,631
    Gross unrealized depreciation.........    (6,954,550)
                                            ------------
    Net unrealized appreciation...........  $226,163,081
                                            ============


---------------


See summary of footnotes and abbreviations to portfolios.



                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2004



                                       PERCENT OF TOTAL
COUNTRY COMPOSITION                  INVESTMENTS AT VALUE
-------------------                  --------------------
Australia (AUS)....................           2.17%
Austria (AST)......................           0.24
Belgium (BEL)......................           0.75
Bermuda (BER)......................           1.02
Canada (CDA).......................           4.99
Denmark (DEN)......................           0.56
Finland (FIN)......................           1.05
France (FRA).......................          10.71
Germany (GER)......................           6.34
Great Britain (BRI)................          20.85
Greece (GRC).......................           1.08
Hong Kong (HNG)....................           0.76
India (IND)........................           0.59
Indonesia (IDN)....................           0.21
Ireland (IRE)......................           2.55
Italy (ITA)........................           3.18
Japan (JPN)........................          16.40
Korea (KOR)........................           0.87
Luxembourg (LUX)...................           0.70
Mexico (MEX).......................           0.60
Netherlands (The) (NET)............           4.43
Norway (NOR).......................           0.63
Portugal (POR).....................           0.12
Russia (SUR).......................           0.18
Singapore (SIN)....................           0.45
Spain (SPA)........................           2.65
Sweden (SWE).......................           2.26
Switzerland (SWI)..................           4.24
United States (USA)................           9.42
                                           -------
TOTAL PERCENTAGE...................         100.00%
                                           =======



                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS



                           PORTFOLIOS OF INVESTMENTS



              SUMMARY OF FOOTNOTES AND ABBREVIATIONS TO PORTFOLIOS



                               DECEMBER 31, 2004



Footnotes:



*    Non-income producing security.



(a)  Variable rate security. The rate shown was in effect at December 31, 2004.



(b) Quarterly reset provision. The rate shown was in effect at December 31, 2004.



(c)  Monthly reset provision. The rate shown was in effect at December 31, 2004.



(d) All or part of this security is on loan.



(e) Security is segregated as collateral for written options and/or short sales.



(f)  Security is segregated as initial margin for futures contracts.



(g) Represents a zero coupon bond which will convert to an interest bearing security at a later date.



(h) Bond is in default.



(i) Principal amount shown for this debt security is denominated in New Zealand Dollars.



(j)  Principal amount shown for this debt security is denominated in Euros.



(k) Principal amount shown for this debt security is denominated in Swedish
    Krona.



(l)  Principal amount shown for this debt security is denominated in Mexican
     Pesos.



(m) Variable rate security. The interest rate is based on the credit rating of the issuer. The rate shown was in effect at December 31, 2004.



(n) Floating rate security. The interest rate is subject to change semi-annually based on the London Interbank Offered Rate ("LIBOR"). The rate shown was in effect at December 31, 2004.



(o) PIK ("Payment-In-Kind") bond. These bonds pay interest in the form of additional bonds.



(p) Issuer was in bankruptcy reorganization at the time of maturity. Recovery will be determined at the conclusion of the bankruptcy.



(q) Fair valued at December 31, 2004.



Abbreviations:



ADR American Depository Receipt.



FDR  Foreign Depository Receipt.



GDR Global Depository Receipt.



TBA To be assigned. Securities are purchased on a forward commitment basis with approximate principal amount (generally +/- 1.0%) and general stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.



                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS



                             PORTFOLIO COMPOSITION



                               DECEMBER 31, 2004



The following charts summarize the portfolio composition of each Series by asset type.



MONEY MARKET SERIES
Commercial Paper................................    43.2%
Domestic Certificates of Deposit................     4.3
Yankee Certificates of Deposit..................    16.3
Medium Term Corporate Notes.....................     1.6
Short Term US Government Agency Securities......    23.3
Short Term Corporate Notes......................     3.8
Repurchase Agreements...........................     7.4
Other assets less liabilities...................     0.1
                                                   -----
                                                   100.0%
                                                   =====
HIGH QUALITY BOND SERIES
Corporate Bonds and Notes.......................    76.4%
US Treasury Securities..........................     3.4
US Government Agency Securities.................    16.4
Foreign Government Obligations..................     3.1
Securities Lending Collateral...................     3.6
Repurchase Agreements...........................     0.1
Liabilities less other assets...................    (3.0)
                                                   -----
                                                   100.0%
                                                   =====
INTERMEDIATE GOVERNMENT BOND SERIES
US Treasury Securities..........................    67.6%
US Government Agency Securities.................    27.6
Corporate Bonds and Notes.......................    16.4
Securities Lending Collateral...................    25.0
Repurchase Agreements...........................     2.4
Liabilities less other assets...................   (39.0)
                                                   -----
                                                   100.0%
                                                   =====
CORE BOND SERIES
US Treasury Securities..........................    27.3%
US Government Agency Securities.................    43.3
Corporate Bonds and Notes.......................    34.7
Municipal Bonds.................................     0.1
Foreign Government Obligations..................     3.0
Preferred Corporate Bonds and Notes.............     0.1
Short Term Commercial Paper.....................     0.7
Short Term US Treasury Securities...............     0.9
Securities Lending Collateral...................    21.6
Repurchase Agreements...........................     2.8
Securities Sold Short...........................   (10.1)
Liabilities less other assets...................   (24.4)
                                                   -----
                                                   100.0%
                                                   =====
BALANCED SERIES
Common Stocks...................................    63.6%
US Treasury Securities..........................     9.0
US Government Agency Securities.................    16.1
BALANCED SERIES (CONTINUED)
Corporate Bonds and Notes.......................    12.0%
Municipal Bonds.................................     0.1
Foreign Government Obligations..................     1.1
Short Term Commercial Paper.....................     0.2
Securities Lending Collateral...................     5.9
Repurchase Agreements...........................     2.1
Securities Sold Short...........................    (3.5)
Liabilities less other assets...................    (6.6)
                                                   -----
                                                   100.0%
                                                   =====
VALUE & INCOME SERIES
Common Stocks...................................    97.4%
Securities Lending Collateral...................     4.0
Repurchase Agreements...........................     2.5
Liabilities less other assets...................    (3.9)
                                                   -----
                                                   100.0%
                                                   =====
GROWTH & INCOME SERIES
Common Stocks...................................    99.4%
Securities Lending Collateral...................     7.5
Short Term US Treasury Securities...............     0.0
Repurchase Agreements...........................     0.6
Liabilities less other assets...................    (7.5)
                                                   -----
                                                   100.0%
                                                   =====
EQUITY GROWTH SERIES
Common Stocks...................................    98.5%
Warrants........................................     0.0
Securities Lending Collateral...................     8.9
Repurchase Agreements...........................     1.8
Liabilities less other assets...................    (9.2)
                                                   -----
                                                   100.0%
                                                   =====
MID-CAP VALUE SERIES
Common Stocks...................................    95.0%
Securities Lending Collateral...................    14.1
Repurchase Agreements...........................     5.5
Liabilities less other assets...................   (14.6)
                                                   -----
                                                   100.0%
                                                   =====
MID-CAP GROWTH SERIES
Common Stocks...................................    97.4%
Securities Lending Collateral...................    24.0
Repurchase Agreements...........................     2.4
Liabilities less other assets...................   (23.8)
                                                   -----
                                                   100.0%
                                                   =====



                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                               DECEMBER 31, 2004



The following charts summarize the portfolio composition of each Series by asset type.



SMALL-CAP VALUE SERIES
Common Stocks...................................    99.3%
Securities Lending Collateral...................    12.8
Repurchase Agreements...........................     0.8
Liabilities less other assets...................   (12.9)
                                                   -----
                                                   100.0%
                                                   =====
SPECIAL EQUITY SERIES
Common Stocks...................................    97.0%
Securities Lending Collateral...................    13.9
Short Term US Treasury Securities...............     0.1
Repurchase Agreements...........................     2.1
Liabilities less other assets...................   (13.1)
                                                   -----
                                                   100.0%
                                                   =====
SMALL-CAP GROWTH SERIES
Common Stocks...................................    98.3%
Securities Lending Collateral...................    28.9
Repurchase Agreements...........................     1.8
Liabilities less other assets...................   (29.0)
                                                   -----
                                                   100.0%
                                                   =====
AGGRESSIVE EQUITY SERIES
Common Stocks...................................    99.7%
Securities Lending Collateral...................    10.6
Liabilities less other assets...................   (10.3)
                                                   -----
                                                   100.0%
                                                   =====
HIGH YIELD BOND SERIES
Corporate Bonds and Notes.......................    91.5%
Common Stocks...................................     0.8
Convertible Preferred Stocks....................     1.0
Warrants........................................     0.1
Convertible Bonds...............................     0.3
Repurchase Agreements...........................     4.6
Other assets less liabilities...................     1.7
                                                   -----
                                                   100.0%
                                                   =====
INTERNATIONAL EQUITY SERIES
Common Stocks...................................    97.5%
Securities Lending Collateral...................     9.1
Rights..........................................     0.0
Repurchase Agreements...........................     1.1
Liabilities less other assets...................    (7.7)
                                                   -----
                                                   100.0%
                                                   =====



                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS



                         NOTES TO FINANCIAL STATEMENTS



1.  ORGANIZATION AND BUSINESS



     Diversified Investors Portfolios (the "Series Portfolio"), a series trust organized on September 1, 1993, under the laws of the State of New York, is composed of sixteen different series that are, in effect, separate investment funds: the Money Market Portfolio, the High Quality Bond Portfolio, the Intermediate Government Bond Portfolio, the Core Bond Portfolio, the Balanced Portfolio, the Value & Income Portfolio, the Growth & Income Portfolio, the Equity Growth Portfolio, the Mid-Cap Value Portfolio, the Mid-Cap Growth Portfolio, the Small-Cap Value Portfolio, the Special Equity Portfolio, the Small-Cap Growth Portfolio, the Aggressive Equity Portfolio, the High Yield Bond Portfolio, and the International Equity Portfolio (each a "Series"). The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in each Series. Investors in a Series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Series (and of no other Series).



2.  SIGNIFICANT ACCOUNTING POLICIES



     A.  SECURITY VALUATION:



     Short-term securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates value. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the bid price on the Nasdaq system for unlisted national market issues, or at the last quoted bid price for securities not reported on the Nasdaq system. Bonds are valued at the mean of the last available bid and asked prices by an independent pricing service. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the last settlement price on the exchange on which they are traded. When valuations are not readily available, securities will be valued at their fair value as determined by the Board of Trustees.



     Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined may be reflected in the calculation of net asset value when the investment advisor deems that the particular event or circumstance would materially affect its asset value. In accordance with procedures adopted by the Board of Trustees, the International Equity Series applies fair value pricing procedures on a daily basis for all non-U.S. and non-Canadian equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Series' investment advisor determines that use of another valuation methodology is appropriate.



     B.  REPURCHASE AGREEMENTS:



     Each Series, along with other affiliated entities of the investment advisor, may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Series' investment advisor, subject to the seller's agreement to repurchase and the Series' agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are segregated at the custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to 102% for domestic securities and 105% for international securities of the repurchase price at all times. If the value of the underlying securities falls below the value of the repurchase price, the Series will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Series maintains the right to sell the underlying securities at market value

                        DIVERSIFIED INVESTORS PORTFOLIOS

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.



     C.  FOREIGN CURRENCY TRANSLATION:



     The accounting records of each Series are maintained in US dollars. The market values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated to US dollars based on the prevailing exchange rates each business day. Income, expenses, purchases and sales of investment securities denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred.



     Each Series does not isolate realized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gains or losses on securities. Net realized gains and losses on foreign currency transactions represent net foreign exchange gains and losses on disposition of foreign currencies and foreign currency forward contracts, and the difference between the amount of investment income receivable and foreign withholding taxes payable recorded on each Series' books and the US dollar equivalent of amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities (other than investments in securities) and foreign currency forward contracts, resulting from changes in the prevailing exchange rates.



     D.  FOREIGN CURRENCY FORWARD CONTRACTS:



     Each Series, with the exception of the Money Market Series, may enter into foreign currency forward contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Series' portfolio securities. A foreign currency forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency forward contract fluctuates with changes in forward currency exchange rates. Foreign currency forward contracts are marked to market daily and the change in value is recorded by the Series as an unrealized foreign exchange gain or loss. When a foreign currency forward contract is extinguished, through delivery or by entering into another offsetting foreign currency forward contract, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Series' Statement of Assets and Liabilities and Statement of Operations. In addition, the Series could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.



     As of December 31, 2004, the Series had outstanding foreign currency forward contracts as listed in Note 10.



     E.  WRITTEN OPTIONS:



     Each Series, with the exception of the Money Market Series, may write options. When a Series writes an option, an amount equal to the premium received by the Series is included in the Series' Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and

                        DIVERSIFIED INVESTORS PORTFOLIOS

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



the Series realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written.



     As of December 31, 2004, none of the Series had written options contracts outstanding.



     Transactions in options written for the year ended December 31, 2004 were as follows:



                                                         CORE BOND                  BALANCED
                                                 -------------------------   ----------------------
                                                  NUMBER OF                  NUMBER OF
                                                  CONTRACTS     PREMIUMS     CONTRACTS    PREMIUMS
                                                 -----------   -----------   ----------   ---------
Call options outstanding at December 31,
  2003.........................................           --   $        --           --   $      --
Call options written...........................   11,600,175       186,032    1,200,016      18,065
Call options terminated in closing purchase
  transactions.................................  (11,600,175)     (186,032)  (1,200,016)    (18,065)
Call options expired...........................           --            --           --          --
                                                 -----------   -----------   ----------   ---------
Call options outstanding at December 31,
  2004.........................................           --   $        --           --   $      --
                                                 ===========   ===========   ==========   =========
Put options outstanding at December 31, 2003...    9,625,278   $   444,723    1,050,030   $  48,164
Put options written............................          793       867,505           78      84,094
Put options terminated in closing purchase
  transactions.................................   (9,626,071)   (1,312,228)  (1,050,108)   (132,258)
Put options expired............................           --            --           --          --
                                                 -----------   -----------   ----------   ---------
Put options outstanding at December 31, 2004...           --   $        --           --   $      --
                                                 ===========   ===========   ==========   =========



     F.  FUTURES CONTRACTS:



     Each Series may invest in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Series intends to purchase, against fluctuations in market value caused by changes in prevailing market or interest rates. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the daily market value of the contract.



     Variation margin payments are received or made by each Series each day, depending upon the daily fluctuations in the fair value of the underlying instrument. Each Series recognizes an unrealized gain or loss equal to the daily variation margin. When the contract is closed, the Series records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the basis in the contract.



     Should market conditions move unexpectedly, the Series may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. These contracts may involve market risk in excess of the unrealized gains or loss reflected in the Series' Statement of Assets and Liabilities.



     Use of long futures contracts subjects the Series to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities up to the notional value of the futures contracts. Use of short futures contracts subjects the Series to unlimited risk of loss. The Series may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Series' credit risk is limited to failure of the exchange or board of trade.

                        DIVERSIFIED INVESTORS PORTFOLIOS

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



     Open futures contracts as of December 31, 2004:



                                                                     VALUE AS OF    NET UNREALIZED
                      NUMBER OF                         EXPIRATION   DECEMBER 31,   APPRECIATION/
SERIES                CONTRACTS       DESCRIPTION          DATE          2004       (DEPRECIATION)
------               -----------   ------------------   ----------   ------------   --------------
Core Bond..........     283 Long   US Long Bond
                                     Future             March 2005   $ 31,837,500     $ 245,885
                     1,217 Short   US Treasury Notes
                                     5 Year Future      March 2005    133,299,531       (62,542)
                       426 Short   US Treasury Notes
                                     10 Year Future     March 2005     47,685,375      (108,564)
                                                                                      ---------
                                                                                      $  74,779
                                                                                      =========
Balanced...........      79 Long   US Long Bond
                                     Future             March 2005   $  8,887,500     $ 133,179
                       115 Short   US Treasury Notes
                                     5 Year Future      March 2005     12,596,094         1,174
                        41 Short   US Treasury Notes
                                     10 Year Future     March 2005      4,589,438        (8,911)
                                                                                      ---------
                                                                                      $ 125,442
                                                                                      =========
Growth & Income....      10 Long   S&P 500 Future       March 2005   $    606,875     $   4,480
                                                                                      =========
Special Equity.....       8 Long   Russell 2000
                                   Future               March 2005   $  2,615,800     $  39,935
                                                                                      =========



     G.  SHORT SALES:



     Each Series, with the exception of the Money Market Series, may sell securities short. A short sale is a transaction in which the Series sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Series is obligated to replace the borrowed securities at the market price at the time of replacement. The Series' obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the custodian. In addition, the Series will consider the short sale to be a borrowing by the Series that is subject to the asset coverage requirements of the Investment Company Act of 1940, as amended. Short sales by the Series involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. During the year ended December 31, 2004, the Core Bond Series and the Balanced Series had short sales.



     H.  DOLLAR ROLLS:



     Each Series, with the exception of the Money Market Series, may enter into dollar rolls (principally using TBA's) in which the Series sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Series account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The Series must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Series are required to purchase may decline below the agreed upon repurchase price of those securities.

                        DIVERSIFIED INVESTORS PORTFOLIOS

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



     I.  FEDERAL INCOME TAXES:



     It is the Series' intention to comply with the applicable provisions of the Internal Revenue Code. Therefore, no federal income tax provision is required.



     J.  SECURITY TRANSACTIONS AND INVESTMENT INCOME:



     Security transactions are accounted for on a trade date basis (the date the order to buy or sell is executed). Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.



     Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date. Interest income is not accrued until settlement date.



     All of the net investment income and realized and unrealized gains and losses from security transactions are determined on each valuation day and allocated pro rata among the investors in a Series at the time of such determination.



     K.  OPERATING EXPENSES:



     The Series Portfolio accounts separately for the assets, liabilities and operations of each Series. Expenses directly attributable to a Series are charged to that Series, while expenses attributable to all Series are allocated among the series based on their relative net assets, or another methodology that is appropriate based on the circumstances.



     L.  OTHER:



     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



3.  FEES AND TRANSACTIONS WITH AFFILIATES



     Transamerica Financial Life Insurance Company, Inc. ("TFLIC"), a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), is an affiliate of Diversified Investment Advisors, Inc. (the "Advisor"). The Advisor is an indirect, wholly-owned subsidiary of AEGON, a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON N.V., a corporation based in The Netherlands which is a publicly traded international insurance group. TFLIC has sub-accounts which invest in the corresponding Series Portfolios as follows:



TFLIC SUB-ACCOUNT                                             INVESTMENT IN PORTFOLIO
-----------------                                             -----------------------
Money Market................................................          10.42%
High Quality Bond...........................................           13.82
Intermediate Government Bond................................           22.14
Core Bond...................................................           11.07
Balanced....................................................           35.80
Value & Income..............................................           25.44

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)




TFLIC SUB-ACCOUNT                                             INVESTMENT IN PORTFOLIO
-----------------                                             -----------------------
Growth & Income.............................................          26.24%
Equity Growth...............................................           20.72
Mid-Cap Value...............................................           04.33
Mid-Cap Growth..............................................           00.32
Small-Cap Value.............................................           00.04
Special Equity..............................................           29.72
Small-Cap Growth............................................           00.00
Aggressive Equity...........................................           24.39
High Yield Bond.............................................           08.89
International Equity........................................           14.10



     The Advisor manages the assets of each Series of the Series Portfolio pursuant to an Investment Advisory Agreement with the Series Portfolio. Subject to such further policies as the Board of Trustees may determine, the Advisor provides general investment advice to each Series. For its services, the Advisor receives from each Series fees, accrued daily and payable monthly, at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets. The Advisor is currently waiving a portion of its investment advisory fees for certain Series.



     For each Series, the Advisor has entered into Investment Subadvisory Agreements with the subadvisors listed in the table below (each a "Subadvisor", collectively the "Subadvisors"). It is the responsibility of each Subadvisor to make the day-to-day investment decisions of the Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general supervision of the Advisor. Payment of fees to the Subadvisors is the responsibility of the Advisor, and is not an additional expense of a Series.



     For its services, the Advisor receives a fee from each Series, and the Subadvisors receive a fee from the Advisor, at an annual rate equal to the percentages specified in the table below of the portion of the corresponding Series' average daily net assets which they subadvise.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)




                                                                       ADVISOR       SUBADVISOR
PORTFOLIO SERIES                           PORTFOLIO SUBADVISOR        FEE (%)        FEE (%)
----------------                     --------------------------------  -------       ----------
Money Market Series................  GE Asset Management, Inc.*         0.25            0.05
High Quality Bond Series...........  Merganser Capital Management LP    0.35                (2)
Intermediate Government Bond
  Series...........................  (3)                                0.35(1)             (4)
Core Bond Series...................  BlackRock Advisors, Inc.           0.35                (5)
Balanced Series....................  (6)                                0.45(1)             (7)
Value & Income Series..............  (8)                                0.45                (9)
Growth & Income Series.............  (10)                               0.60                (11)
Equity Growth Series...............  (12)                               0.62                (13)
Mid-Cap Value Series...............  Cramer, Rosenthal, McGlynn LLC     0.67(1)             (14)
Mid-Cap Growth Series..............  Columbus Circle Investors**        0.72(1)             (15)
Small-Cap Value Series.............  Sterling Capital Management LLC    0.82(1)         0.50
Special Equity Series..............  (16)                               0.80                (17)
Small-Cap Growth Series............  Delaware Management Company        0.87(1)         0.50
Aggressive Equity Series...........  Turner Investment Partners,
                                     Inc.***                            0.77(1)****         (18)
High-Yield Bond Series.............  Eaton Vance Management             0.55(1)             (19)
International Equity Series........  (20)                               0.75                (21)


---------------


* Effective June 18, 2004, GE Asset Management, Inc. replaced Capital Management Group.



** Effective August 27, 2004, Columbus Circle Investors replaced Dresdner RCM Global Investors LLC.



*** Effective September 21, 2004, Turner Investment Partners, Inc. replaced McKinley Capital Management, Inc.



**** For the period January 1, 2004 to September 23, 2004, the Advisor fee was
     0.97%.



(1)  The Advisor is currently voluntarily waiving a portion of its fee.



(2) 0.20% on the first $100,000,000 in average daily net assets, 0.15% on the next $100,000,000 in average daily net assets, 0.10% on the next $100,000,000 in average daily net assets and 0.05% on all average daily net assets in excess of $300,000,000.



(3) The Intermediate Government Bond Series has two subadvisors: Allegiance Investment Management, LLC and Stephens Capital Management.



     During the year ended December 31, 2004, the Intermediate Government Bond Series executed $370,672 of purchase transactions and $1,696,416 of sales transactions through Stephens Inc., an affiliate of the Portfolio's subadvisor. Commissions paid for such transactions amounted to $625.



(4) Allegiance Investment Management, LLC received 0.35% on the first $20,000,000 in average daily net assets, 0.25% on the next $30,000,000 in average daily net assets, 0.20% on the next $50,000,000 in average daily net assets and 0.05% on all average daily net assets in excess of $100,000,000. Stephens Capital Management received 0.10% on all average daily net assets.



(5) The market values of the fixed income securities of the Core Bond Series and Balanced Series were combined to determine the fee at the rate of 0.12% on the first $1,000,000,000 in average daily net assets and 0.05% on all average daily net assets in excess of $1,000,000,000.



(6) The Balanced Series has two subadvisors: Aeltus Investment Management, Inc. and BlackRock Advisors, Inc. for equity and fixed income securities, respectively.



(7) Aeltus Investment Management, Inc. received 0.15% on the first $300,000,000 in average daily net assets, 0.125% on the next $700,000,000 in average daily net assets and 0.10% on all average daily

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)



    net assets in excess of $1,000,000,000. BlackRock Advisors, Inc. received 0.12% on the first $1,000,000,000 in average daily net assets and 0.05% on all average daily net assets in excess of $1,000,000,000 on the combined market values of the fixed income securities of the Core Bond Series and Balanced Series.



(8) The Value & Income Series has two subadvisors: Alliance Capital Management LP and AllianceBernstein.



    During the year ended December 31, 2004, the Value & Income Series executed $520,246,721 of purchase transactions and $430,265,555 of sales transactions through Sanford C. Bernstein & Co. LLC, an affiliate of Alliance Capital Management LP and AllianceBernstein. Commissions paid for such transactions amounted to $1,356,078.



(9) Alliance Capital Management LP received 0.27% on the first $300,000,000 in average daily net assets, 0.15% on the next $700,000,000 in average daily net assets, 0.12% on the next $1,000,000,000 in average daily net assets and 0.11% on all average daily net assets in excess of $2,000,000,000. AllianceBernstein received 0.27% on the first $300,000,000 in average daily net assets, 0.16% on the next $700,000,000 in average daily net assets and 0.13% on all average daily net assets in excess of $1,000,000,000.



(10)The Growth & Income Series has three subadvisors: Effective May 4, 2004, Ark Asset Management Company, Inc., Goldman Sachs Asset Management, LP and Aronson + Johnson + Ortiz, LP replaced Aeltus Investment Management, Inc. and Credit Suisse Asset Management.



    During the year ended December 31, 2004, the Growth & Income Series executed $43,672,966 of purchase transactions and $45,413,667 of sales transactions through Goldman Sachs Company, an affiliate of Goldman Sachs Asset Management, LP. Commissions paid for such transactions amounted to $49,542.



    During the year ended December 31, 2004, the Growth & Income Series executed $91,609 of purchase transactions and $3,955,539 of sales transactions through Spear, Leeds & Kellogg, an affiliate of Goldman Sachs Asset Management, LP. Commissions paid for such transactions amounted to $2,018.



    During the year ended December 31, 2004, the Growth & Income Series executed $121,045 of purchase transactions through Wave Securities LLC, an affiliate of Goldman Sachs Asset Management, LP. Commissions paid for such transactions amounted to $65.



(11)For the period January 1, 2004 to May 4, 2004, Aeltus Investment Management, Inc. received 0.15% on the first $300,000,000 in average daily net assets, 0.125% on the next $700,000,000 in average daily net assets and 0.10% on all average daily net assets in excess of $1,000,000,000. For the period January 1, 2004 to May 4, 2004, Credit Suisse Asset Management received 0.30% on the first $100,000,000 in average daily net assets, 0.20% on the next $200,000,000 in average daily net assets, 0.15% on the next $200,000,000 in average daily net assets and 0.10% on all average daily net assets in excess of $500,000,000. For the period May 5, 2004 to December 31, 2004, Ark Asset Management, Inc. received 0.20% on the first $750,000,000 in average daily net assets, 0.18% on the next $250,000,000 in average daily net assets and 0.15% on all average daily net assets in excess of $1,000,000,000. For the period May 5, 2004 to December 31, 2004, Goldman Sachs Asset Management, LP received 0.14% on the first $500,000,000 in average daily net assets, 0.12% on the next $1,000,000,000 in average daily net assets and 0.10% on all average daily net assets in excess of $1,500,000,000. For the period May 5, 2004 to December 31, 2004, Aronson + Johnson + Ortiz, LP received 0.30% on the first $250,000,000 in average daily net assets, 0.20% on the next $250,000,000 in average daily net assets and 0.15% on all average daily net assets in excess of $500,000,000. If assets are less than $100,000,000, then Aronson + Johnson + Ortiz, LP will receive

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)



    0.55% on the first $50,000,000 in average daily net assets and 0.35% on all average daily net assets in excess of $50,000,000.



(12)The Equity Growth Series has two subadvisors: Ark Asset Management Company, Inc. and Marsico Capital Management LLC. Effective September 22, 2004, the third subadvisor, Dresdner RCM Global Investors, LLC was terminated.



    During the year ended December 31, 2004, the Equity Growth Series executed $16,664,388 of purchase transactions and $3,417,211 of sales transactions through Bank of America International, an affiliate of Marsico Capital Management LLC. Commissions paid for such transactions amounted to $24,051.



(13)For the period January 1, 2004 to September 23, 2004, Dresdner RCM Global Investors, LLC received 0.22% on the first $700,000,000 in average daily net assets and 0.15% on all average daily net assets in excess of $700,000,000. Ark Asset Management Company, Inc. received 0.20% of all average daily net assets. Marsico Capital Management LLC received 0.30% on the first $1,000,000,000 in average daily net assets and 0.25% on all average daily net assets in excess of $1,000,000,000. If assets are greater than $2,000,000,000, then Marsico Capital Management LLC will receive 0.27% on all average daily net assets.



(14)0.70% on the first $25,000,000 in average daily net assets, 0.40% on the next $25,000,000 in average daily net assets, 0.35% on the next $50,000,000 in average daily net assets, 0.25% on the next $200,000,000 in average daily net assets and 0.20% on all average daily net assets in excess of $300,000,000.



(15)For the period January 1, 2004 to August 26, 2004, Dresdner RCM Global Investors, LLC received 0.82% on the first $25,000,000 in average daily net assets, 0.46% on the next $25,000,000 in average daily net assets, 0.35% on the next $50,000,000 in average daily net assets and 0.23% on all average daily net assets in excess of $100,000,000. For the period August 27, 2004 to December 31, 2004, Columbus Circle Investors received 0.40% on the first $135,000,000 in average daily net assets and 0.35% on all average daily net assets in excess of $135,000,000.



(16)The Special Equity Series has five subadvisors: EARNEST Partners, LLC, Wellington Management Company LLP, RS Investments Management LP, Seneca Capital Management LLC and INVESCO, Inc. Effective December 16, 2004, EARNEST Partners, LLC replaced Westport Asset Management, Inc.



(17)Wellington Management Company LLP received 0.45% on the first $200,000,000 of average daily net assets and 0.375% on average daily net assets in excess of $200,000,000. For the period January 1, 2004 to December 15, 2004, Westport Asset Management, Inc. received 0.50% of all average daily net assets. For the period December 16, 2004 to December 31, 2004, EARNEST Partners LLC received 0.50% of all average daily net assets. RS Investments Management LP received 0.50% on the first $100,000,000 in average daily net assets and 0.40% on all average daily net assets in excess of $100,000,000. Seneca Capital Management LLC received 0.43% on the first $200,000,000 in average daily net assets and 0.33% on all average daily net assets in excess of $200,000,000. INVESCO, Inc. received 0.55% on the first $100,000,000 in average daily net assets, 0.45% on the next $100,000,000 in average daily net assets, 0.30% on the next $100,000,000 in average daily net assets and 0.20% on all average daily net assets in excess of $300,000,000.



(18)For the period January 1, 2004 to September 20, 2004, McKinley Capital Management, Inc. received 45% on the first $100,000,000 in average daily net assets, 0.35% on the next $200,000,000 in average daily net assets and 0.25% on all average daily net assets in excess of $300,000,000. For the period September 21, 2004 to December 31, 2004, Turner Investment Partners, Inc. received 0.35% on the first $100,000,000 in average daily net assets, 0.30% on the next $200,000,000 in

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)



    average daily net assets, 0.25% on the next $200,000,000 in average daily net assets and 0.20% on all average daily net assets in excess of $500,000,000.



(19)0.35% on the first $20,000,000 in average daily net assets, 0.25% on the next $20,000,000 in average daily net assets, 0.20% on the next $85,000,000 in average daily net assets and 0.15% on all average daily net assets in excess of $125,000,000.



(20)The International Equity Series has two subadvisors: LSV Asset Management and Wellington Management Company LLP. Effective March 18, 2004, LSV Asset Management and Wellington Management Company LLP replaced Capital Guardian Trust Company.



(21)For the period January 1, 2004 to March 17, 2004, Capital Guardian Trust Company received 0.75% on the first $25,000,000 in average daily net assets, 0.60% on the next $25,000,000 in average daily net assets, 0.425% on the next $200,000,000 in average daily net assets and 0.375% on all average daily net assets in excess of $250,000,000. The following fee discount was applied on the total eligible equity, convertible and balanced assets managed: Assets between $500,000,000 and $750,000,000 have a 5% fee reduction; assets between $750,000,000 and $1,000,000,000 have a 7.5% fee reduction and assets above $1,000,000,000 have a 10% fee reduction. For the period March 18, 2004 to December 31, 2004, LSV Asset Management received 0.45% on the first $100,000,000 in average daily net assets, 0.40% on the next $100,000,000 in average daily net assets, 0.37% on the next $400,000,000 in average daily net assets, 0.35% on the next $200,000,000 in average daily net assets and 0.33% on all average daily net assets in excess of $800,000,000. For the period March 18, 2004 to December 31, 2004, Wellington Management Company LLP received 0.375% on the first $400,000,000 in average daily net assets, 0.35% on the next $600,000,000 in average daily net assets and 0.325% on all average daily net assets in excess of $1,000,000,000.



     For the year ended December 31, 2004, the Advisor has voluntarily undertaken to waive fees to the extent the expenses of a Series exceed the following expense caps (as a proportion of average daily net assets):



FUND                                                               EXPENSE CAP
----                                                          ----------------------
Money Market Series.........................................  30 basis points (b.p.)
High Quality Bond Series....................................         40 b.p.
Intermediate Government Bond Series.........................         40 b.p.
Core Bond Series............................................         40 b.p.
Balanced Series.............................................         50 b.p.
Value & Income Series.......................................         50 b.p.
Growth & Income Series......................................         65 b.p.
Equity Growth Series........................................         65 b.p.
Mid-Cap Value Series........................................         70 b.p.
Mid-Cap Growth Series.......................................         75 b.p.
Small-Cap Value Series......................................         85 b.p.
Special Equity Series.......................................         85 b.p.
Small-Cap Growth Series.....................................         90 b.p.
Aggressive Equity Series....................................         80 b.p.*
High Yield Bond Series......................................         60 b.p.
International Equity Series.................................         90 b.p.


---------------


* For the period January 1, 2004 to September 23, 2004, the expense cap was 100 b.p.



     Certain trustees and officers of the Series Portfolio and of the funds that invest in the Series Portfolio are also directors, officers or employees of the Advisor or its affiliates. None of the non-

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)



independent trustees so affiliated receive compensation for services as trustees of the Series Portfolio or the funds that invest in the Series Portfolio. Similarly, none of the Series Portfolio officers receive compensation from the Series Portfolio. Aggregate remuneration earned by non-affiliated trustees of the Series Portfolio from the Series Portfolio for the year ended December 31, 2004 amounted to $66,087.



4. SECURITIES LENDING



     All Series may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least 102% of the market value of the securities on loan. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. As with other extensions of credit, the Series may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.



     Each Series receives compensation, net of related expenses, for lending its securities which is reported on the Statements of Operations. The reported compensation includes interest income on short term investments purchased with cash collateral received. At December 31, 2004, the Series loaned securities having market values as follows:



                                                                             CASH COLLATERAL
                                                              MARKET VALUE      RECEIVED
                                                              ------------   ---------------
High Quality Bond Series....................................  $ 23,974,692    $ 24,475,000
Intermediate Government Bond Series.........................    62,908,746      64,248,067
Core Bond Series............................................   349,712,770     357,709,666
Balanced Series.............................................    24,076,226      24,760,913
Value & Income Series.......................................   104,493,829     108,351,744
Growth & Income Series......................................    81,557,775      85,014,118
Equity Growth Series........................................   195,850,405     203,440,449
Mid-Cap Value Series........................................    56,892,110      58,613,178
Mid-Cap Growth Series.......................................    48,526,678      50,393,267
Small-Cap Value Series......................................    21,217,862      22,031,456
Special Equity Series.......................................   164,266,229     171,006,787
Small-Cap Growth Series.....................................    30,242,966      31,366,433
Aggressive Equity Series....................................    40,844,573      42,298,930
International Equity Series.................................   120,660,011     127,122,222



     The cash collateral received by each Series was pooled and at December 31, 2004 was invested in the following securities:



Bank of America Corp., Floating Rate Note, 2.27%(1),
  01/18/05
Bank of America Corp., Floating Rate Note, 2.26%(1),
  02/15/05
Bank of Montreal, Time Deposit, 2.26%, 01/28/05
Bank of Nova Scotia, Time Deposit, 2.33%, 01/13/05
Bank of Nova Scotia, Time Deposit, 2.33%, 01/24/05
Bank of Nova Scotia, Time Deposit, 2.32%, 02/08/05
Barclays Global Investors Money Market Fund -- Institutional
  Shares
BNP Paribas, Time Deposit, 2.30%, 02/01/05
BNP Paribas, Time Deposit, 2.30%, 02/23/05
Calyon, Time Deposit, 2.27%, 01/20/05

                        DIVERSIFIED INVESTORS PORTFOLIOS

4. SECURITIES LENDING (CONTINUED)



Calyon, Time Deposit, 2.34%, 02/02/05
Calyon, Time Deposit, 2.44%, 03/16/05
Canadian Imperial Bank of Commerce, Floating Rate Note,
  2.02%(1), 11/04/05
Citigroup, Inc. Time Deposit, 2.06%, 01/25/05
Credit Suisse First Boston Corp., Floating Rate Note,
  2.33%(1), 09/09/05
Den Danske Bank, Time Deposit, 2.26%, 01/20/05
Dexia Bank, Time Deposit, 2.04%, 01/21/05
Dreyfus Cash Management Plus Fund -- Institutional Shares
Freddie Mac, US Government Agency Discount Note, 2.28%(2),
  02/01/05
General Electric Capital Corp., Commercial Paper, 2.29%(2),
  01/10/05
General Electric Capital Corp., Commercial Paper, 2.29%(2),
  01/21/05
General Electric Capital Corp., Commercial Paper, 2.25%(2),
  02/01/05
Goldman Sachs Financial Square Prime Obligations
  Fund -- Institutional Shares
Goldman Sachs Group, Inc., Floating Rate Note, 2.33%(1),
  01/27/05
Goldman Sachs Group, Inc., Floating Rate Note, 2.34%(1),
  03/29/05
Harris Trust & Savings Bank, Time Deposit, 2.23%, 01/03/05
Lloyds TSB Bank, Time Deposit, 2.28%, 02/02/05
Merrill Lynch Premier Institutional Fund -- Institutional
  Shares
Merrimac Cash Fund -- Premium Class
Morgan Stanley, Floating Rate Commercial Paper, 2.39%(1),
  06/05/05
Morgan Stanley, Floating Rate Commercial Paper, 2.39%(1),
  07/19/05
Royal Bank of Canada, Time Deposit, 2.25%, 01/19/05
Royal Bank of Canada, Time Deposit, 2.26%, 02/01/05
Royal Bank of Scotland, Time Deposit, 2.01%, 01/20/05
Royal Bank of Scotland, Time Deposit, 2.02%, 01/21/05
Royal Bank of Scotland, Time Deposit, 2.27%, 02/02/05
Svenska Handelsbanken, New York, Time Deposit, 2.25%,
  01/10/05
The Bear Stearns Companies, Inc., Floating Rate Note,
  2.45%(1), 06/05/05
The Bear Stearns Companies, Inc., Floating Rate Note,
  2.45%(1), 09/08/05
Toronto Dominion Bank, Time Deposit, 2.42%, 03/01/05
Wells Fargo Bank, Time Deposit, 2.32%, 01/14/05


---------------


(1) Variable rate security. The rate shown was in effect at December 31, 2004.



(2) Represents yield to maturity at time of purchase.



Information pertaining to the investment of the cash collateral is shown on the Series' Portfolio of Investments.

                        DIVERSIFIED INVESTORS PORTFOLIOS

5. PURCHASES AND SALES OF INVESTMENTS



     The aggregate cost of investments purchased and proceeds from sales or maturities (excluding short-term securities) for the year ended December 31, 2004 were as follows:



                                                                    COST OF          PROCEEDS
                                                                   PURCHASES        FROM SALES
                                                                ---------------   ---------------
High Quality Bond Series..............  Government Obligations  $   126,006,380   $    82,084,425
                                        Other                       301,487,334       230,905,553
Intermediate Government Bond Series...  Government Obligations    1,486,752,661     1,435,241,541
                                        Other                        50,028,213        90,558,517
Core Bond Series......................  Government Obligations   13,040,591,255    12,682,493,110
                                        Other                       972,266,984     1,000,006,684
Balanced Series.......................  Government Obligations    1,155,881,776     1,128,940,993
                                        Other                       267,168,809       322,143,570
Value & Income Series.................  Other                     1,266,327,595     1,026,332,876
Growth & Income Series................  Other                     1,940,368,092     1,960,453,610
Equity Growth Series..................  Other                     2,768,331,582     2,600,896,047
Mid-Cap Value Series..................  Other                       534,084,070       414,858,245
Mid-Cap Growth Series.................  Other                       426,921,301       406,458,366
Small-Cap Value Series................  Other                       102,907,717        57,136,725
Special Equity Series.................  Other                     1,278,890,895     1,444,778,369
Small-Cap Growth Series...............  Other                        94,631,660        78,461,609
Aggressive Equity Series..............  Other                       920,241,917       939,620,234
High Yield Bond Series................  Other                       291,830,050       230,886,598
International Equity Series...........  Other                     2,132,546,125     1,952,609,860



6. LEGAL AND REGULATORY MATTERS



     On December 12, 2003, the Series Portfolio received a copy of a complaint (the "Complaint") filed in the United States Bankruptcy Court for the Southern District of New York styled Enron Corp. v. J. P. Morgan Securities, Inc. et al. The Complaint names as defendants the Intermediate Government Bond Portfolio and the Value & Income Portfolio (the "Subject Portfolios") and alleges that Enron Corp. ("Enron") transferred to the defendants, including the Subject Portfolios, over $1 billion in the aggregate for the purpose of prepaying certain commercial paper issued by Enron (the "Notes") and held by the defendants prior to the filing by Enron for bankruptcy protection under Chapter 11 of Title 11 of the Bankruptcy Code (the "Bankruptcy Code"). The Complaint seeks to hold the defendants, including the Subject Portfolios, liable for these transfers as preferential transfers or as fraudulent transfers under the Bankruptcy Code. Although the Complaint does not specify the amount of each transfer in dispute, it appears that the sale by the Intermediate Government Bond Portfolio of approximately $2.4 million of the Notes on or about October 30, 2001 and the sale by the Value & Income Portfolio of approximately $10.3 million of the Notes on or about October 30, 2001 are in dispute. The Subject Portfolios joined other defendants in moving to dismiss all counts of the Complaint in 2004. The motion was heard in September 2004. As of February 15, 2005, no ruling had yet been issued. If the motion to dismiss is denied in whole or in part, the suit may proceed to the active discovery phase, but that has not yet occurred. The Subject Portfolios and their counsel have reviewed the Subject Portfolios' records concerning the factual background of the allegations in the Complaint, defenses to the allegations in the Complaint and whether third parties might be partially or wholly liable to the Subject Portfolios for any loss sustained in connection with the Complaint. Only limited formal discovery has taken place. The Subject Portfolios are not in a position to predict the likelihood that Enron would prevail, in whole or in part, in its claims

                        DIVERSIFIED INVESTORS PORTFOLIOS

6. LEGAL AND REGULATORY MATTERS (CONTINUED)


against the Subject Portfolios and whether, in such event, any third party might be liable to the Subject Portfolios.



     SUBSEQUENT EVENTS



     Diversified Investors Securities Corp. ("DISC") is the distributor for each of the Series and a subsidiary of the Series Portfolio's investment advisor, Diversified Investment Advisors, Inc. ("DIA").



     On February 18, 2005, DISC was notified by NASD staff that it had made a preliminary determination to recommend disciplinary action against DISC based on claims of alleged market timing activity in the Diversified Investors International Equity Fund and the Diversified Institutional International Equity Fund (collectively, the "International Equity Funds") between July 1, 2003 and October 31, 2003. NASD staff contends that DISC facilitated certain shareholders' trading in the International Equity Funds in contravention of prospectus provisions that took effect on or about July 1, 2003, and otherwise violated NASD rules. NASD staff also has alleged that DISC violated certain record retention rules relating to email communications.



     Like many U.S. financial services companies, DISC and DIA have responded to requests for information from various governmental and self-regulatory agencies in connection with investigations related to mutual fund trading activities. DISC and DIA have cooperated fully with each request.



     Although it is not anticipated that these developments will have an adverse effect on the Series Portfolio, there can be no assurance at this time.



7.  PROXY VOTING POLICIES AND PROCEDURES



     A description of the Series Portfolio's proxy voting policies and procedures is included in the Statement of Additional Information ("SAI"), which is available without charge, upon request: (i) by calling 1-800-755-5803; (ii) on the Series Portfolio's website at www.divinvest.com (Click on the icon for Sponsors, then click on the icon for Corporate, then click on Investments) or
(iii) on the SEC's website at www.sec.gov. In addition, the Series is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Series' filing for the twelve months ended June 30, 2004, is available without charge, upon request:
(i) by calling 1-800-755-5803; (ii) on the Series Portfolio's website at www.divinvest.com (Click on the icon for Sponsors, then click on the icon for Corporate, then click on Investments) or (iii) on the SEC's website at www.sec.gov.



8.  QUARTERLY PORTFOLIOS



     The Series Portfolio will file its portfolios of investments for the first and third quarters (March 31 and September 30, respectively) with the SEC by May 30 and November 29, respectively, each year on Form N-Q. The Series Portfolio's Form N-Q is available on the SEC's website at www.sec.gov. You may also obtain a copy of Form N-Q without charge, upon request, by calling 1-800-755-5803.



9.  CONCENTRATIONS AND INDEMNIFICATIONS



     The Series may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Series to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable US securities.

                        DIVERSIFIED INVESTORS PORTFOLIOS

9.  CONCENTRATIONS AND INDEMNIFICATIONS (CONTINUED)



     As of December 31, 2004, the Mid-Cap Value Series and High Yield Bond Series invested approximately 15.80% and 13.75% of their respective portfolios in issuers outside the United States.



     As of December 31, 2004, substantially all of the International Equity Series' net assets consist of securities of issuers denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.



     As of December 31, 2004, the International Equity Series invested approximately 20.85%, 16.40% and 10.71%, of its respective portfolio in issuers in Great Britain, Japan and France, respectively.



     In the normal course of business, the Series enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Series' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Series that have not yet occurred. However, based on experience, the Series expects the risk of loss to be remote.



10. FOREIGN CURRENCY FORWARD CONTRACTS



     At December 31, 2004, the Core Bond Series, Balanced Series, Special Equity Series, High Yield Bond Series, and International Equity Series had entered into foreign currency forward contracts which contractu-ally obligate each portfolio to deliver/receive currency at specified future dates. The open contracts were as follows:



                                                                                          NET UNREALIZED
                                     FOREIGN     IN EXCHANGE   SETTLEMENT    VALUE AT     APPRECIATION/
                                    CURRENCY         FOR          DATE       12/31/04     (DEPRECIATION)
                                   -----------   -----------   ----------   -----------   --------------
CORE BOND
PURCHASE CONTRACTS:
Canadian Dollar..................   19,738,461   $16,644,498    01/28/05    $16,448,827    $  (195,671)
Euro.............................   40,463,982    53,755,712    01/25/05     54,915,406      1,159,694
Euro.............................   17,384,374    23,344,102    01/25/05     23,593,080        248,978
Euro.............................      980,608     1,313,612    01/25/05      1,330,825         17,213
Euro.............................   13,590,811    17,506,324    01/25/05     18,444,673        938,349
Swedish Krona....................   79,819,271    11,579,523    01/21/05     11,999,790        420,267
                                                                                           -----------
TOTAL............................                                                          $ 2,588,830
                                                                                           ===========
SALE CONTRACTS:
Canadian Dollar..................   19,738,461   $16,087,290    01/28/05    $16,448,827    $  (361,537)
Euro.............................   64,849,038    81,729,243    01/25/05     88,009,413     (6,280,170)
Euro.............................    7,570,737     9,835,826    01/25/05     10,274,572       (438,746)
New Mexico Peso..................   30,063,554     2,579,494    01/21/05      2,689,028       (109,534)
New Zealand Dollar...............   16,867,397    11,722,841    01/27/05     12,136,357       (413,516)
Swedish Krona....................   79,819,271    10,987,912    01/21/05     11,999,790     (1,011,878)
                                                                                           -----------
TOTAL............................                                                          $(8,615,381)
                                                                                           ===========
BALANCED
PURCHASE CONTRACTS:
Canadian Dollar..................    1,827,900   $ 1,541,380    01/28/05    $ 1,523,260    $   (18,120)
Euro.............................       70,078        93,876    01/25/05         95,106          1,230
Euro.............................    2,094,779     2,698,285    01/25/05      2,842,914        144,629
Euro.............................    3,477,985     4,620,444    01/25/05      4,720,123         99,679
Euro.............................    1,589,484     2,134,393    01/25/05      2,157,157         22,764
Swedish Krona....................    6,772,401       982,484    01/21/05      1,018,143         35,659
                                                                                           -----------
TOTAL............................                                                          $   285,841
                                                                                           ===========

                        DIVERSIFIED INVESTORS PORTFOLIOS

10. FOREIGN CURRENCY FORWARD CONTRACTS (CONTINUED)




                                                                                          NET UNREALIZED
                                     FOREIGN     IN EXCHANGE   SETTLEMENT    VALUE AT     APPRECIATION/
                                    CURRENCY         FOR          DATE       12/31/04     (DEPRECIATION)
                                   -----------   -----------   ----------   -----------   --------------
SALE CONTRACTS:
Canadian Dollar..................    1,827,900   $ 1,489,780    01/28/05    $ 1,523,260    $   (33,480)
Euro.............................      769,995     1,000,370    01/25/05      1,044,993        (44,623)
Euro.............................    6,220,145     7,839,249    01/25/05      8,441,626       (602,377)
Euro.............................      242,186       311,693    01/25/05        328,681        (16,988)
New Mexico Peso..................    2,740,117       235,106    01/21/05        245,089         (9,983)
New Zealand Dollar...............    1,561,772     1,085,431    01/27/05      1,123,719        (38,288)
Swedish Krona....................    6,772,401       932,288    01/21/05      1,018,143        (85,855)
                                                                                           -----------
TOTAL............................                                                          $  (831,594)
                                                                                           ===========
SPECIAL EQUITY
SALE CONTRACTS:
Canadian Dollar..................      164,436   $   135,707    01/04/05    $   137,195    $    (1,488)
Canadian Dollar..................       97,784        81,209    01/05/05         81,580           (371)
Canadian Dollar..................      382,062       318,226    01/06/05        318,736           (510)
                                                                                           -----------
TOTAL............................                                                          $    (2,369)
                                                                                           ===========
HIGH YIELD BOND
SALE CONTRACTS:
Euro.............................      518,714   $   699,922    01/31/05    $   703,872    $    (3,950)
                                                                                           ===========
INTERNATIONAL EQUITY
PURCHASE CONTRACTS:
Canadian Dollar..................      932,087   $   769,874    01/04/05    $   777,672    $     7,798
Canadian Dollar..................       16,380        13,601    01/04/05         13,666             65
Euro.............................    2,037,416     2,770,885    01/03/05      2,766,403         (4,482)
Euro.............................      420,602       570,982    01/03/05        571,093            111
Euro.............................    1,463,482     1,996,043    01/04/05      1,987,116         (8,927)
Japanese Yen.....................  173,404,693     1,683,933    01/04/05      1,689,775          5,842
Japanese Yen.....................  192,278,458     1,850,932    01/05/05      1,873,753         22,821
Japanese Yen.....................   84,680,966       817,518    01/06/05        825,242          7,724
                                                                                           -----------
TOTAL............................                                                          $    30,952
                                                                                           ===========
SALE CONTRACTS:
Canadian Dollar..................      658,479   $   546,864    01/05/05    $   549,364    $    (2,500)
Euro.............................    3,422,841     4,676,662    01/04/05      4,647,534         29,128
Euro.............................      537,956       735,020    01/05/05        730,419          4,601
Euro.............................      394,811       538,088    01/05/05        536,062          2,026
Euro.............................      112,829       124,056    12/29/05        151,972        (27,916)
Great British Pound..............      205,973       394,488    01/04/05        395,469           (981)
Great British Pound..............    2,779,462     5,349,798    01/05/05      5,336,233         13,565
Great British Pound..............       40,483        78,112    01/06/05         77,717            395
Hong Kong Dollar.................    3,356,710       431,870    01/04/05        431,887            (17)
Swedish Krona....................    1,164,500       176,066    01/05/05        175,215            851
Swiss Franc......................      646,946       571,128    01/04/05        568,943          2,185
                                                                                           -----------
TOTAL............................                                                          $    21,337
                                                                                           ===========

                        DIVERSIFIED INVESTORS PORTFOLIOS

11. FINANCIAL HIGHLIGHTS



                                       RATIOS TO AVERAGE NET ASSETS
                       -------------------------------------------------------------
                                                                     NET INVESTMENT
       FOR THE                     NET EXPENSES     NET INVESTMENT    INCOME (LOSS)                 NET ASSETS,
     PERIOD/YEAR         NET          (NET OF           INCOME           (NET OF       PORTFOLIO       END OF       TOTAL
        ENDED          EXPENSES   REIMBURSEMENTS)       (LOSS)       REIMBURSEMENTS)   TURNOVER     PERIOD/YEAR     RETURN
     -----------       --------   ---------------   --------------   ---------------   ---------   --------------   ------
MONEY MARKET
12/31/2004               0.28%         0.28%             1.17%             1.17%          N/A      $  809,352,385     1.17%
12/31/2003               0.28          0.28              1.11              1.11           N/A         799,572,598     1.11
12/31/2002               0.28          0.28              1.70              1.70           N/A         864,772,946     1.72
12/31/2001               0.27          0.27              3.85              3.85           N/A         704,577,191     4.04
12/31/2000               0.28          0.28              6.18              6.18           N/A         492,136,376      N/A
HIGH QUALITY BOND
12/31/2004               0.38          0.38              2.96              2.96            48%        690,594,378     1.48
12/31/2003               0.38          0.38              3.19              3.19            50         622,748,334     2.34
12/31/2002               0.38          0.38              4.36              4.36            54         439,015,018     6.21
12/31/2001               0.38          0.38              5.74              5.74            53         330,502,956     8.26
12/31/2000               0.38          0.38              6.21              6.21            73         228,391,465      N/A
INTERMEDIATE GOVERNMENT BOND
12/31/2004               0.42          0.40              2.46              2.48           554         256,502,651     1.59
12/31/2003               0.38          0.38              2.91              2.91           392         265,519,988     1.60
12/31/2002               0.39          0.39              3.93              3.93           134         358,005,390     8.31
12/31/2001               0.38          0.38              5.25              5.25            40         260,795,117     6.83
12/31/2000               0.37          0.37              5.82              5.82            48         208,106,902      N/A
CORE BOND
12/31/2004               0.39          0.39              3.62              3.62           885       1,655,367,885     4.65
12/31/2003               0.39          0.39              3.52              3.52           922       1,468,787,007     4.64
12/31/2002               0.39          0.39              4.85              4.85           462         999,624,604     9.24
12/31/2001               0.38          0.38              5.32              5.32           547         761,473,139     6.97
12/31/2000               0.38          0.38              6.28              6.28           521         641,903,354      N/A
BALANCED
12/31/2004               0.52          0.50              2.19              2.21           338         419,726,689     8.31
12/31/2003               0.51          0.50              2.15              2.16           377         434,085,832    17.69
12/31/2002               0.52          0.50              2.63              2.65           289         375,745,612   (10.01)
12/31/2001               0.49          0.49              2.82              2.82           312         497,836,597    (5.27)
12/31/2000               0.49          0.49              2.93              2.93           286         512,675,482      N/A


---------------


*   Annualized.



(1) Commencement of Operations, April 27, 2001.



(2) Commencement of Operations, April 15, 2002.

                        DIVERSIFIED INVESTORS PORTFOLIOS

11. FINANCIAL HIGHLIGHTS (CONTINUED)




                                       RATIOS TO AVERAGE NET ASSETS
                       -------------------------------------------------------------
                                                                     NET INVESTMENT
       FOR THE                     NET EXPENSES     NET INVESTMENT    INCOME (LOSS)                 NET ASSETS,
     PERIOD/YEAR         NET          (NET OF           INCOME           (NET OF       PORTFOLIO       END OF       TOTAL
        ENDED          EXPENSES   REIMBURSEMENTS)       (LOSS)       REIMBURSEMENTS)   TURNOVER     PERIOD/YEAR     RETURN
     -----------       --------   ---------------   --------------   ---------------   ---------   --------------   ------
VALUE & INCOME
12/31/2004               0.48%         0.48%             1.79%             1.79%           44%     $2,705,463,322    12.91%
12/31/2003               0.47          0.47              1.91              1.91            70       2,198,085,735    26.52
12/31/2002               0.48          0.48              1.97              1.97            31       1,553,159,805   (15.25)
12/31/2001               0.48          0.48              2.07              2.07            32       1,653,702,046    (1.98)
12/31/2000               0.46          0.46              2.23              2.23            76       1,530,760,024      N/A
GROWTH & INCOME
12/31/2004               0.64          0.64              1.22              1.22           184       1,135,948,434    10.79
12/31/2003               0.63          0.63              1.02              1.02           100       1,063,389,332    24.16
12/31/2002               0.66          0.65              0.77              0.78           115         799,621,503   (22.57)
12/31/2001               0.63          0.63              0.50              0.50           153         968,765,767   (22.31)
12/31/2000               0.62          0.62              0.07              0.07            80       1,172,093,970      N/A
EQUITY GROWTH
12/31/2004               0.65          0.65              0.68              0.68           129       2,290,559,947     7.75
12/31/2003               0.65          0.65              0.34              0.34            61       1,975,636,700    26.48
12/31/2002               0.65          0.65              0.22              0.22            75       1,146,889,083   (23.60)
12/31/2001               0.64          0.64              0.09              0.09            63       1,230,944,333   (20.22)
12/31/2000               0.64          0.64              0.05              0.05            97       1,226,091,994      N/A
MID-CAP VALUE
12/31/2004               0.71          0.70              0.78              0.79           147         414,710,679    25.47
12/31/2003               0.75          0.70              0.51              0.56           156         216,193,119    41.63
12/31/2002               1.02          0.70              0.20              0.52           156          47,629,380   (15.09)
12/31/2001(1)           1.91*         0.70*             (0.48)*            0.73*           87          13,632,294     8.28
MID-CAP GROWTH
12/31/2004               0.79          0.75             (0.33)            (0.29)          223         210,100,872    15.38
12/31/2003               0.81          0.75             (0.37)            (0.31)          100         165,747,874    26.91
12/31/2002               0.96          0.75             (0.62)            (0.41)          138          44,270,757   (25.29)
12/31/2001(1)           1.93*         0.75*             (1.50)*           (0.32)*          63          15,562,948   (13.27)
SMALL-CAP VALUE
12/31/2004               0.89          0.85              0.27              0.31            42         172,735,949    21.75
12/31/2003               0.94          0.85              1.19              1.28            40         100,887,458    41.10
12/31/2002(2)           1.39*         0.85*             (0.17)*            0.37*           26          17,920,226   (21.90)


---------------


*   Annualized.



(1) Commencement of Operations, April 27, 2001.



(2) Commencement of Operations, April 15, 2002.

                        DIVERSIFIED INVESTORS PORTFOLIOS

11. FINANCIAL HIGHLIGHTS (CONTINUED)




                                       RATIOS TO AVERAGE NET ASSETS
                       -------------------------------------------------------------
                                                                     NET INVESTMENT
       FOR THE                     NET EXPENSES     NET INVESTMENT    INCOME (LOSS)                 NET ASSETS,
     PERIOD/YEAR         NET          (NET OF           INCOME           (NET OF       PORTFOLIO       END OF       TOTAL
        ENDED          EXPENSES   REIMBURSEMENTS)       (LOSS)       REIMBURSEMENTS)   TURNOVER     PERIOD/YEAR     RETURN
     -----------       --------   ---------------   --------------   ---------------   ---------   --------------   ------
SPECIAL EQUITY
12/31/2004               0.84%         0.84%             0.15%             0.15%          103%     $1,227,530,742    12.63%
12/31/2003               0.85          0.85             (0.02)            (0.02)          103       1,270,601,125    43.96
12/31/2002               0.84          0.84              0.05              0.05           109       1,005,958,858   (24.33)
12/31/2001               0.83          0.83             (0.02)            (0.02)           88       1,323,223,840    (3.09)
12/31/2000               0.82          0.82              0.10              0.10            77       1,311,523,517      N/A
SMALL-CAP GROWTH
12/31/2004               0.97          0.90             (0.58)            (0.51)           84         108,429,152    11.94
12/31/2003               1.02          0.90             (0.29)            (0.17)           81          83,589,643    39.31
12/31/2002(2)           1.48*         0.90*             (1.03)*           (0.45)*          68          16,521,455   (15.98)
AGGRESSIVE EQUITY
12/31/2004               0.95          0.94             (0.49)            (0.48)          252         397,726,867    12.14
12/31/2003               1.01          1.00             (0.61)            (0.60)          165         371,333,010    28.12
12/31/2002               1.01          1.00             (0.60)            (0.59)           87         312,299,599   (26.56)
12/31/2001               1.00          1.00             (0.72)            (0.72)           98         372,579,133   (31.15)
12/31/2000               0.98          0.98             (0.62)            (0.62)           62         435,760,615      N/A
HIGH YIELD BOND
12/31/2004               0.60          0.60              8.06              8.06            80         351,772,536    10.32
12/31/2003               0.61          0.60              9.07              9.08           136         282,700,774    27.91
12/31/2002               0.61          0.60              9.15              9.16            95         208,085,535     2.19
12/31/2001               0.59          0.59              9.41              9.41            90         174,019,465     5.15
12/31/2000               0.65          0.60              9.17              9.22           105         139,986,593      N/A
INTERNATIONAL EQUITY
12/31/2004               0.87          0.87              1.85              1.85           171       1,401,617,944    19.66
12/31/2003               0.86          0.86              1.11              1.11            23       1,049,033,896    33.52
12/31/2002               0.87          0.87              0.83              0.83            25         656,888,348   (16.90)
12/31/2001               0.88          0.88              0.67              0.67            28         632,888,725   (18.57)
12/31/2000               0.84          0.84              0.77              0.77            46         650,534,093      N/A


---------------


*   Annualized.



(1) Commencement of Operations, April 27, 2001.



(2) Commencement of Operations, April 15, 2002.

                        DIVERSIFIED INVESTORS PORTFOLIOS



                              TRUSTEES INFORMATION
                                  (UNAUDITED)



     Each portfolio is supervised by the Board of Trustees of Diversified Investors Portfolios. The respective Trustees and officers of each Portfolio and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each Trustee and officer of Diversified Investors Portfolios is Four Manhattanville Road, Purchase, New York 10577. Additional information about Diversified Investors Portfolios' Trustees may be found in Diversified Investors Portfolios' Statement of Additional Information, which is available without charge upon request by calling 1-800-755-5801.



OFFICERS AND INTERESTED TRUSTEES:



                                          POSITION(S), LENGTH OF      PRINCIPAL OCCUPATIONS DURING
NAME, ADDRESS AND AGE                          TIME SERVED          PAST 5 YEARS, DIRECTORSHIPS HELD
---------------------                     ----------------------   ----------------------------------
Joseph P. Carusone, 39.................   Treasurer since 2001     Vice President and Director,
                                                                   Diversified Investment Advisors,
                                                                   Inc.

Robert F. Colby, 49....................   Secretary since 1993     Senior Vice President and General
                                                                   Counsel, Diversified Investment
                                                                   Advisors, Inc.; Vice President,
                                                                   Diversified Investors Securities
                                                                   Corp.; Vice President and
                                                                   Assistant Secretary, of
                                                                   Transamerica Financial Life
                                                                   Insurance Company, Inc.

Peter G. Kunkel, 54....................   Trustee since 2002       Senior Vice President, Chief
                                                                   Operating Officer, Diversified
                                                                   Investment Advisors, Inc.

Suzanne Montemurro, 40.................   Assistant Treasurer      Director, Diversified Investment
                                           since 2002              Advisors, Inc.

Mark Mullin, 42........................   President since 2002     President, Chairman of the Board,
                                           Trustee since 1995      Chief Executive Officer, Vice
                                                                   President, Chief Investment
                                                                   Officer, Diversified Investment
                                                                   Advisors, Inc.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (UNAUDITED)



DISINTERESTED TRUSTEES:



                                          POSITION(S), LENGTH OF      PRINCIPAL OCCUPATIONS DURING
NAME, ADDRESS AND AGE                          TIME SERVED          PAST 5 YEARS, DIRECTORSHIPS HELD
---------------------                     ----------------------   ----------------------------------
Neal M. Jewell, 70.....................   Trustee since 1993       Consultant; Independent Trustee,
355 Thornridge Drive                                               EAI Select (a registered
Stamford, CT 06903                                                 investment company)

Robert Lester Lindsay, 70..............   Trustee since 1993       Retired
2 Huguenot Center
Tenafly, NJ 07670

Eugene M. Mannella, 51.................   Trustee since 1993       President, Investment Management
2 Orchard Neck Road                                                Services, Inc.
Center Moriches, NY 11934

Joyce Galpern Norden, 65...............   Trustee since 1993       Vice President, Institutional
505 Redleaf Road                                                   Advancement, Reconstructionist
Wynnewood, PA 19096                                                Rabbinical College

Patricia L. Sawyer, 54.................   Trustee since 1993,      President and Executive Search
Smith & Sawyer LLP                         Chairperson of Audit    Consultant, Smith & Sawyer LLC
P.O. Box 8063                              Committee since 2003
Vero Beach, FL 32963

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of MONY Life Insurance Company:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statement of operations, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of MONY Life Insurance Company and Subsidiaries (the "Company") (Successor Company) at December 31, 2004 and the results of its operations and its cash flows for the period from July 1, 2004 through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York


April 22, 2005


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of MONY Life Insurance Company:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of MONY Life Insurance Company and Subsidiaries (the "Company") (Predecessor Company) at December 31, 2003, and the results of its operations and its cash flows for the period from January 1, 2004 through June 30, 2004 and for each of the years in the two year period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 3 to the consolidated financial statements, in 2004 the Company changed its method of accounting for variable interest entities and certain nontraditional long-duration contracts and for Separate Accounts, and in 2002 changed its method of accounting for intangibles and long-lived assets.

/s/ PricewaterhouseCoopers LLP
New York, New York

April 22, 2005

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
                                 BALANCE SHEETS

                                                                                                DECEMBER 31,     December 31,
                                                                                                    2004             2003
                                                                                                    ----             ----
                                                                                                 (SUCCESSOR)     (PREDECESSOR)
                                                                                                        (IN MILLIONS)

ASSETS
Investments:
   Fixed maturities available for sale, at estimated fair value.............................    $      8,380.0   $      8,474.6
   Mortgage loans on real estate............................................................           1,777.9          1,782.4
   Policy loans.............................................................................           1,136.6          1,180.0
   Real estate held for the production of income............................................             147.9            174.1
   Other invested assets....................................................................             477.7            351.2
                                                                                                --------------   --------------
          Total investments.................................................................          11,920.1         11,962.3
                                                                                                --------------   --------------
Cash and cash equivalents...................................................................             508.0            376.0
Accrued investment income...................................................................             161.2            204.4
Amounts due from reinsurers.................................................................             796.0            533.3
Deferred policy acquisition costs...........................................................              71.0          1,325.4
Goodwill and other intangible assets, net...................................................             137.3             19.3
Value of business acquired..................................................................             764.8             --
Income taxes receivable.....................................................................              80.0             --
Other assets................................................................................             311.7            522.9
Separate Accounts' assets...................................................................           4,852.3          4,854.9
                                                                                                --------------   --------------

TOTAL ASSETS   .............................................................................    $     19,602.4   $     19,798.5
                                                                                                ===============  ==============

LIABILITIES
Future policy benefits......................................................................    $      8,338.4   $      8,041.5
Policyholders' account balances.............................................................           3,459.3          3,265.8
Other policyholders' liabilities............................................................             227.2            268.0
Other liabilities...........................................................................           1,004.2            793.8
Long-term debt..............................................................................             216.9            216.9
Income taxes payable........................................................................               -              321.6
Separate Accounts' liabilities..............................................................           4,852.3          4,851.9
                                                                                                --------------   --------------
       Total liabilities....................................................................          18,098.3         17,759.5
                                                                                                --------------   --------------

Commitments and contingencies (Notes 14, 17, 18, 19 and 20)

SHAREHOLDER'S EQUITY
Common stock, $1.00 par value; 2.5 million shares authorized, 2.5 million issued and
   outstanding..............................................................................               2.5              2.5
Capital in excess of par value..............................................................           1,868.6          1,796.7
(Accumulated deficit)/retained earnings.....................................................            (407.1)           169.0
Accumulated other comprehensive income......................................................              40.1             70.8
                                                                                                --------------   --------------
       Total shareholder's equity...........................................................           1,504.1          2,039.0
                                                                                                --------------   --------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..................................................    $     19,602.4   $     19,798.5
                                                                                                ==============   ==============


                 See Notes to Consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
                            STATEMENTS OF OPERATIONS

                                                                      SIX MONTHS      SIX MONTHS         Year             Year
                                                                        ENDED           ENDED            Ended           Ended
                                                                     DECEMBER 31,      JUNE 30,       December 31,    December 31,
                                                                         2004            2004            2003             2002
                                                                         ----            ----            ----             ----
                                                                     (SUCCESSOR)    (PREDECESSOR)   (PREDECESSOR)    (PREDECESSOR)
                                                                                            (IN MILLIONS)

REVENUES:
Premiums...........................................................   $   369.3     $     346.9     $       723.7      $    705.4
Universal life and investment-type product policy fee income.......       101.8           107.5             210.9           200.5
Net investment income..............................................       307.7           351.7             724.2           725.4
Investment gains (losses), net.....................................        14.4            (5.1)             46.4          (151.1)
Group Pension Profits..............................................         -               -                 -              82.3
Commissions, fees and other income.................................       113.5           106.2             208.1           154.3
                                                                     ----------    ------------    --------------     -----------
                                                                          906.7           907.2           1,913.3         1,716.8
                                                                     ----------    ------------    --------------     -----------
BENEFITS AND EXPENSES:
Policyholders' benefits............................................       422.9           400.2             841.5           803.1
Interest credited to policyholders' account balances...............        73.6            77.5             139.4           119.3
Commissions........................................................       107.7           106.1             200.5           169.4
Amortization of deferred sales commissions.........................         5.3             6.4              13.3            13.1
Interest expense...................................................         9.5             9.5              19.1            20.6
Amortization of deferred policy acquisition costs..................         4.9            68.3             120.0           156.1
Capitalization of deferred policy acquisition costs ...............      (100.2)         (113.7)           (233.7)         (213.1)
Amortization of value of business acquired.........................        57.3            --                --              --
Amortization of other intangible assets............................         2.4             1.5               3.1             3.3
Impairment of goodwill.............................................       425.8            --                --              --
Dividends to policyholders.........................................        85.6            96.6             224.3           188.0
Other operating costs and expenses.................................       205.6           285.9             515.0           466.1
                                                                     ----------    ------------    --------------     -----------
                                                                        1,300.4           938.3           1,842.5         1,725.9
                                                                     ----------    ------------    --------------     -----------
(Loss)/earnings from continuing operations before income taxes.....      (393.7)          (31.1)             70.8            (9.1)
Income tax (expense)/benefit.......................................       (13.4)            9.3             (20.5)            6.0
                                                                     ----------    ------------    --------------     -----------
Net (loss)/earnings from continuing operations.....................      (407.1)          (21.8)             50.3            (3.1)
Earnings/(loss) from real estate to be disposed of, net of taxes...        --              --                 5.9            (2.5)
Cumulative effect on prior periods of the adoption of
  SOP 03-1, net of taxes...........................................        --               4.0              --              --
                                                                     ----------    ------------    --------------     -----------
Net (Loss)/Earnings................................................  $   (407.1)   $      (17.8)   $         56.2     $      (5.6)
                                                                     ==========    ============    ==============     ===========



                 See Notes to Consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
                       STATEMENTS OF SHAREHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

                                                                                        (ACCUMULATED    ACCUMULATED
                                                                             CAPITAL       DEFICIT)/       OTHER          TOTAL
                                                                  COMMON    IN EXCESS      RETAINED    COMPREHENSIVE  SHAREHOLDER'S
                                                                  STOCK       OF PAR       EARNINGS    INCOME/(LOSS)     EQUITY
                                                                  -----       ------      ----------   -------------     ------
                                                                                         (IN MILLIONS)

PREDECESSOR BALANCE, DECEMBER 31, 2001.....................  $      2.5   $   1,628.6   $     233.4      $      38.1   $  1,902.6
Dividends..................................................                                   (90.0)                        (90.0)
Capital contributions......................................                     125.0                                       125.0
Comprehensive income:
      Net loss.............................................                                    (5.6)                         (5.6)
      Other comprehensive income...........................                                                     43.8         43.8
      Minimum pension liability............................                                                     (1.9)        (1.9)
                                                             ----------   -----------   -----------      -----------   ----------
            Comprehensive income...........................                                                                  36.3
                                                             ----------   -----------   -----------      -----------   ----------
PREDECESSOR BALANCE, DECEMBER 31, 2002.....................         2.5       1,753.6         137.8             80.0      1,973.9
Unamortized restricted stock compensation..................                       3.1                                         3.1
Dividends..................................................                                   (25.0)                        (25.0)
Capital contributions......................................                      40.0                                        40.0
Comprehensive income:
      Net earnings.........................................                                    56.2                          56.2
      Other comprehensive loss.............................                                                    (10.4)       (10.4)
      Minimum pension liability............................                                                      1.2          1.2
                                                             ----------   -----------   -----------      -----------   ----------
            Comprehensive income...........................                                                                  47.0
                                                             ----------   -----------   -----------      -----------   ----------
PREDECESSOR BALANCE, DECEMBER 31, 2003.....................         2.5       1,796.7         169.0             70.8      2,039.0
Unamortized restricted stock compensation..................                       1.3                                         1.3
Comprehensive loss:

      Net loss.............................................                                   (17.8)                        (17.8)
      Other comprehensive loss.............................                                                    (49.0)       (49.0)
      Minimum pension liability............................                                                      1.4          1.4
                                                             ----------   -----------   -----------      -----------   ----------
            Comprehensive loss.............................                                                                 (65.4)
                                                             ----------   -----------   -----------      -----------   ----------
PREDECESSOR BALANCE, JUNE 30, 2004.........................         2.5       1,798.0         151.2             23.2      1,974.9
Effect of push-down accounting of AXA Financial's
   purchase price on the Company's net assets..............        --          (171.4)       (151.2)           (23.2)      (345.8)
                                                             ----------   -----------   -----------      -----------   ----------
SUCCESSOR BALANCE, JULY 1, 2004............................         2.5       1,626.6          --               --        1,629.1
Capital contributions......................................                     275.0                                       275.0
Dividends..................................................                     (33.0)                                      (33.0)
Comprehensive income:

      Net loss.............................................                                  (407.1)                       (407.1)
      Other comprehensive income...........................                                                     40.1         40.1
                                                             ----------   -----------   -----------      -----------   ----------
            Comprehensive loss.............................                                                                (367.0)
                                                             ----------   -----------  ------------      -----------   ----------
SUCCESSOR BALANCE, DECEMBER 31, 2004.......................  $      2.5   $   1,868.6  $     (407.1)     $      40.1   $  1,504.1
                                                             ==========   ===========  ============      ===========   ==========


                 See Notes to Consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
                            STATEMENTS OF CASH FLOWS

                                                                          SIX MONTHS     SIX MONTHS        Year            Year
                                                                             ENDED          ENDED          Ended          Ended
                                                                          DECEMBER 31,     JUNE 30,      December 31,   December 31,
                                                                              2004          2004           2003            2002
                                                                              ----          ----           ----            ----
                                                                          (SUCCESSOR)     (PREDECESSOR) (PREDECESSOR)  (PREDECESSOR)
                                                                                                 (IN MILLIONS)

Net (loss)/earnings.....................................................  $  (407.1)      $   (17.8)      $    56.2      $    (5.6)
  Adjustments to reconcile net (loss)/earnings to net cash used in operating activities:
     Interest credited to policyholders' account balances...............       66.2            71.5           119.7          103.1
     Universal life and investment-type product policy fee income.......      (65.2)          (64.0)         (117.2)        (112.4)
     Change in accrued investment income................................        9.5            35.3            (0.4)         (11.1)
     Investment (gains)/losses..........................................      (14.4)            5.1           (46.4)         151.1
     Change in deferred policy acquisition costs and VOBA...............      (38.0)          (48.2)         (113.7)         (57.0)
     Change in future policy benefits...................................       54.7            26.4            91.6           79.9
     Change in other policyholders' liabilities.........................      (13.2)           (6.7)          (21.3)           8.1
     Change in property and equipment...................................       (1.9)           (9.6)          (24.3)         (25.5)
     Amortization of deferred sales commissions.........................        5.3             6.4            13.3           13.1
     Other depreciation and amortization................................        7.5             9.0            19.3           20.0
     Amortization of other intangible assets............................        2.4             1.5             3.1            3.3
     Impairment of goodwill.............................................      425.8             --              --             --
     Cumulative effect of the adoption of SOP 03-1......................        --             (6.2)            --             --
     Loss on discontinued real estate operations........................        --              --             (9.0)           3.9
     Other, net.........................................................      (75.6)           80.1           133.1         (117.3)
                                                                          ---------       ---------       ---------      ---------

Net cash (used in)/provided by operating activities.....................      (44.0)           82.8           104.0           53.6
                                                                          ---------       ---------       ---------      ---------

Cash flows from investing activities:
   Sales, maturities or repayments of:
      Fixed maturity securities.........................................    1,296.5         1,193.2         1,864.8        1,161.3
      Mortgage loans on real estate.....................................      313.0           165.4           538.8          423.2
      Other invested assets.............................................       37.2            62.5           132.5           50.4
   Acquisitions of investments:
      Fixed maturity securities.........................................   (1,967.5)         (741.7)       (2,499.4)      (1,722.7)
      Mortgage loans on real estate.....................................     (141.8)         (279.6)         (423.5)        (503.4)
      Other invested assets.............................................      (43.1)          (46.0)          (96.1)         (47.0)
      Policy loans, net.................................................       26.0            17.3            32.6           16.4
                                                                          ---------       ---------       ---------      ---------

Net cash (used in)/provided by investing activities.....................     (479.7)          371.1          (450.3)        (621.8)
                                                                          ---------       ---------       ---------      ---------

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
                            STATEMENTS OF CASH FLOWS
                                   (CONTINUED)

                                                                          SIX MONTHS      SIX MONTHS        Year            Year
                                                                            ENDED           ENDED           Ended          Ended
                                                                         DECEMBER 31,      JUNE 30,      December 31,   December 31,
                                                                             2004           2004           2003            2002
                                                                             ----           ----           ----            ----
                                                                        (SUCCESSOR)    (PREDECESSOR)   (PREDECESSOR)   (PREDECESSOR)
                                                                                                (IN MILLIONS)
Cash flows from financing activities:
   Policyholders' account balances:
      Deposits.........................................................      372.3           578.2         1,219.6        1,179.2
      Withdrawals and transfers to Separate Accounts...................     (332.2)         (425.1)         (736.0)        (727.3)
   Proceeds of demand note payable to affiliate........................        -               -               -            121.0
   Repayment of demand note payable to affiliate.......................        -               -               -           (121.0)
   Payment to AXA Bermuda relating to co-insurance agreement...........       (8.4)            -               -              -
   Capital contribution................................................       50.0             -              40.0          125.0
   Dividends paid to shareholder.......................................      (33.0)            -             (25.0)         (90.0)
                                                                         ---------       ---------       ---------      ---------

Net cash provided by financing activities..............................       48.7           153.1           498.6          486.9
                                                                         ---------       ---------       ---------      ---------

Net (decrease)/increase in cash and cash equivalents...................     (475.0)          607.0           152.3          (81.3)
Cash and cash equivalents, beginning of period.........................      983.0           376.0           223.7          305.0
                                                                         ---------       ---------       ---------      ---------

Cash and Cash Equivalents, End of Period............................... $    508.0       $   983.0       $   376.0      $   223.7
                                                                        ==========       =========       =========      =========

Supplemental cash flow information:
  Interest Paid........................................................ $      9.5       $     9.5       $    19.4      $    19.4
                                                                        ==========       =========       =========      =========
  Income Taxes (Refunded) Paid......................................... $    (39.0)      $     --        $    30.6      $   (27.5)
                                                                        ==========       =========       =========      =========
Schedule of non-cash financing activities:
  Capital contribution of Alliance units from AXA Financial............ $    225.0       $     --        $     --       $     --
                                                                        ==========       =========       =========      =========
  Transfer of bonds to AXA Bermuda relating to co-insurance agreement
   (Note 15)........................................................... $    (91.6)      $     --        $     --       $     --
                                                                        ==========       =========       =========      =========



                 See Notes to Consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.    ORGANIZATION

      MONY Life Insurance Company ("MONY Life", and, collectively with its consolidated subsidiaries "the Company"), provides life insurance, annuities, corporate-owned and bank-owned life insurance ("COLI and BOLI"), mutual funds, securities brokerage and securities trading. MONY Life is a wholly-owned subsidiary of MONY Holdings, LLC ("MONY Holdings"), which is a downstream holding company of AXA Financial, Inc. ("the Holding Company", and, together with its consolidated subsidiaries "AXA Financial") as a result of the acquisition of The MONY Group Inc. ("MONY") by the Holding Company.

      MONY Life's direct and indirect wholly-owned operating subsidiaries include: (i) MONY Life Insurance Company of America ("MLOA"), an Arizona domiciled life insurance company, (ii) Enterprise Capital Management ("Enterprise"), a distributor of both proprietary and non-proprietary mutual funds, (iii) U.S. Financial Life Insurance Company ("USFL"), an Ohio domiciled insurer underwriting specialty risk life insurance business, (iv) MONY Securities Corporation ("MSC"), a registered securities broker-dealer and investment advisor whose products and services are distributed through MONY Life's career agency sales force as well as through a network of accounting professionals, and (v) MONY Brokerage, Inc. ("MBI"), a licensed insurance broker, which principally provides MONY Life's career agency sales force with access to life, annuity, small group health, and specialty insurance products written by other insurance companies so they can meet the insurance and investment needs of their customers.

2.    MERGER OF MONY WITH AXA FINANCIAL

      On July 8, 2004, the acquisition of MONY by the Holding Company was completed and, under the terms of the related merger agreement, the Holding Company paid or made provisions to pay MONY shareholders approximately $1.5 billion in cash, representing $31.00 for each share of MONY's common stock. MONY shareholders also received a dividend from MONY totaling $0.34755 per share.

      The acquisition was accounted for using the purchase method under Statement of Financial Accounting Standards (SFAS) No. 141, "Business Combinations", and SFAS No. 142, "Goodwill and Other Intangible Assets". In connection with the acquisition, the Company adjusted the cost basis of its assets and liabilities to fair value on the acquisition date (the "Purchase Adjustments"). AXA Financial is in the process of completing the valuations of a portion of the assets acquired and liabilities assumed; thus, the allocation of the purchase price is subject to refinement. References in these consolidated financial statements to "Predecessor" refer to the Company prior to July 1, 2004. References to "Successor" refer to the Company on and after July 1, 2004, after giving effect to the implementation of the Purchase Adjustments. For accounting purposes (due to convenience and immateriality of the results of MONY and its subsidiaries from July 1 through July 8), the Holding Company has consolidated MONY and its subsidiaries and reflected its results from July 1, 2004 in its consolidated Statements of Earnings and consolidated Cash Flows. The Company's activity for the period from July 1, 2004 through July 8, 2004 is therefore included in the Successor's consolidated statement of operations and excluded from the Predecessor's consolidated statement of operations. The Predecessor's consolidated statement of operations is presented using the Company's historical basis of accounting. In addition, as a result of the acquisition of MONY by the Holding Company the Company's operations are managed in one reportable segment and all predecessor period reporting segments have been combined for presentation purposes.

      The determination of the Purchase Adjustments relating to investments reflects management's reliance on independent price quotes where available. Other Purchase Adjustments required significant management estimates and assumptions. The Purchase Adjustments related to Value of Business Acquired ("VOBA") and liabilities, including policyholder reserves, required management to exercise judgment to assess the value of these items. The Company's Purchase Adjustments resulted in a revalued balance sheet, which may result in future earnings trends which differ significantly from historical trends. The Company does not anticipate any material impact on its liquidity, or its ability to pay policyholders claims, arising out of the purchase accounting process related to the merger.

      Goodwill of $425.8 million was recorded as a result of the acquisition, none of which is expected to be deductible for tax purposes. In addition to goodwill, intangible assets of $1,013.7 million were recorded as a result of the acquisition. Intangible assets subject to amortization include the following:

                                                                FAIR VALUE ASSIGNED
                                                                 AS OF JULY 1, 2004         AMORTIZATION RANGE
                                                               -----------------------    -----------------------
                                                                    (IN MILLIONS)

      VOBA...............................................      $        868.8                    10-30 years
      Insurance distribution network.....................                64.0                    10-20 years
      Mutual fund distribution fees......................                20.9                      5-6 years

      In addition, mutual fund investment management contracts were assigned a fair value of $60.0 million as of July 1, 2004, which is not subject to amortization.

      Included in the Company's Purchase Adjustments were liabilities for change in control and other employee agreements of $139.3 million, severance of $32.9 million, $88.7 million for vacating certain leases and $23.2 million for the future settlement of other miscellaneous contractual obligations. During 2004, total payments made related to these liabilities totaled $145.5 million. In addition, the Purchase Adjustments included write-offs of $45.6 million related to capitalized software and furniture, fixtures and equipment.

3)    SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION
      -----------------------------------------------------

      The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities, at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management to present fairly the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

      The accompanying consolidated financial statements include the accounts of MONY Life; those of its subsidiaries engaged in insurance related businesses; other subsidiaries, principally Enterprise, MSC and MBI; and those partnerships and joint ventures in which the Company has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

      All significant intercompany transactions and balances have been eliminated in consolidation. The terms "six months ended December 31, 2004" and "six months ended June 30, 2004" refer to the 2004 Successor and Predecessor periods, respectively. The terms "full year 2003" and "full year 2002" refer to the years ended December 31, 2003 and 2002, respectively.

      In second quarter 2004, the Company recorded adjustments principally related to prior quarters' calculations of reinsurance reserve credits and interest credited on certain life insurance and annuity products. The effect of these adjustments was to increase the Predecessor's net loss for the six months ended June 30, 2004 by $19.7 million.

      Certain reclassifications have been made in the prior period amounts to conform to the current presentation.

      CLOSED BLOCK
      ------------

      As a result of demutualization, the Closed Block was established in 1998 by the Company for the benefit of certain individuals' participating policies in force as of the date of demutualization. Assets, liabilities and earnings of the Closed Block are specifically identified to support its own participating policyholders.

      Assets allocated to the Closed Block inure solely to the benefit of the Closed Block's policyholders and will not revert to the benefit of MONY Life. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of the Company's General Account, any of its Separate Accounts or any affiliate of the Company without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block that would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

      ACCOUNTING CHANGES
      ------------------
      Effective January 1, 2004, the Company adopted SOP 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts". SOP 03-1 required a change in the Company's accounting policies relating to (a) assets and liabilities associated with market value adjusted fixed rate investment options available in certain variable annuity contracts issued by the Company, and (b) liabilities related to certain mortality and annuitization benefits, such as the no lapse guarantee feature contained in variable and interest-sensitive life policies.

      The adoption of SOP 03-1 resulted in a change in the method of determining liabilities associated with the no lapse guarantee feature contained in variable and interest-sensitive life contracts. While both the Company's previous method of establishing the no lapse guarantee reserve and the SOP 03-1 method are based on accumulation of a portion of the charges for the no lapse guarantee feature, SOP 03-1 specifies a different approach for identifying the portion of the fee to be accrued and establishing the related reserve.

      The adoption of SOP 03-1 as of January 1, 2004 resulted in a decrease in the six months ended June 30, 2004 (Predecessor) net loss of $4.0 million related to the cumulative effect of the required changes in accounting. The determination of liabilities associated with mortality and annuitization benefits, as well as related impacts on deferred acquisition costs, is based on models that involve numerous estimates and subjective judgments. There can be no assurance that the ultimate actual experience will not differ from management's estimates.

      NEW ACCOUNTING PRONOUNCEMENTS
      -----------------------------

      On December 16, 2004, the FASB issued SFAS Statement No. 123(R), "Share-Based Payment". SFAS Statement No. 123(R) eliminates the alternative to apply the intrinsic value method of accounting for employee stock-based compensation awards that was provided in FASB Statement No. 123, "Accounting for Stock-Based Compensation" ("SFAS No. 123") as originally issued. SFAS No. 123(R) requires the cost of all share-based payments to employees, including stock options, stock appreciation rights, and most tax-qualified employee stock purchase plans, to be recognized in the consolidated financial statements based on the fair value of those awards. Under SFAS No. 123(R) the cost of equity-settled awards generally is based on fair value at date of grant, adjusted for subsequent modifications of terms or conditions, while cash-settled awards require remeasurement of fair value at the end of each reporting period. SFAS No. 123(R) does not prescribe or specify a preference for a particular valuation technique or model for estimating the fair value of employee stock options and similar awards but instead requires consideration of certain factors in selecting one that is appropriate for the unique substantive characteristics of the instruments awarded. SFAS No. 123(R) is effective as of the first annual reporting period beginning after June 15, 2005 and generally requires adoption using a modified version of prospective application. Under "modified prospective" application, SFAS No. 123(R) applies to new awards granted and to awards modified, repurchased, or cancelled after the required effective date. Additionally, compensation cost for unvested awards outstanding as of the required effective date must be recognized prospectively over the remaining requisite service/vesting period based on the fair values of those awards as already calculated under SFAS No. 123. Entities may further elect to apply SFAS No. 123(R) on a "modified retrospective" basis to give effect to the fair value based method of accounting for awards granted, modified, or settled in cash in earlier periods. The cumulative effect of initial application, if any, is recognized as of the required effective date.

      As more fully described in Note 14, MONY Life and AXA Financial elected under SFAS No. 123 to continue to account for stock-based compensation using the intrinsic value method and instead to provide only pro-forma disclosure of the effect on net earnings from applying the fair value based method. Effective with the date of acquisition, the Company is charged for services including personnel services and employee benefits provided by AXA Equitable Life Insurance Company ("AXA Equitable") employees on the Company's behalf. Consequently, adoption of SFAS No. 123(R) would be expected to result in recognition of compensation expense for certain types of AXA Financial's equity-settled awards, such as options to purchase AXA ADRs, for which no cost previously would have been charged to net earnings under the intrinsic value method. Similarly, certain types of AXA Financial's cash-settled awards, such as stock appreciation rights, may be expected to result either in different amounts of compensation expense or different patterns of expense recognition under SFAS No. 123(R) as compared to the intrinsic value method. Management of AXA Financial currently is assessing the impact of adoption of SFAS No. 123(R), including measurement and reporting of related income tax effects, selection of an appropriate valuation model and determination of assumptions, as well as consideration of plan design issues.

      On May 19, 2004, the FASB approved the issuance of FASB Staff Position ("FSP") No. 106-2, "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003", effective for the first interim or annual period beginning after June 15, 2004. FSP 106-2 provides guidance on the accounting for the effects of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("MMA") for employers that sponsor postretirement health care plans that provide prescription drug benefits. MMA introduced a new prescription drug benefit under Medicare that will go into effect in 2006 and also includes a Federal subsidy payable to plan sponsors equal to 28% of certain prescription drug benefits payable to Medicare-eligible retirees. The subsidy only is available to an employer that sponsors a retiree medical plan that includes a prescription drug benefit that is at least as valuable as (i.e., actuarially equivalent to) the new Medicare coverage. The subsidy is not subject to Federal income tax.

      Clarifying regulations are expected to be issued by the Centers for Medicare and Medicaid Services to address the interpretation and determination of actuarial equivalency under MMA. In accordance with the provisions of FSP 106-2, management and its actuarial advisors will re-evaluate actuarial equivalency as new information about its interpretation or determination become available. Management and its actuarial advisors have not as yet been able to conclude whether the prescription drug benefits provided under AXA Financial's and the Company's retiree medical plans are actuarially equivalent to the new Medicare prescription drug benefits for 2006 and future years. Consequently, measurements of the accumulated postretirement benefit obligation and net periodic postretirement benefit cost for these plans at and for the six months ended December 31, 2004 do not reflect any amount associated with enactment of MMA, including the subsidy.

      INVESTMENTS
      -----------

      The carrying values of fixed maturities identified as available for sale are reported at estimated fair value. Changes in estimated fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

      Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

      Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

      Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net.

      Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

      Real estate investments meeting the following criteria are classified as real estate held-for-sale:

         o Management having the authority to approve the action commits the organization to a plan to sell the property.

         o The property is available for immediate sale in its present condition subject only to terms that are usual and customary for the sale of such assets.

         o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.

         o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.

         o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.

         o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

      Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

      Valuation allowances are netted against the asset categories to which they apply.

      Policy loans are stated at unpaid principal balances.

      Partnerships and joint venture interests in which the Company has control and a majority economic interest (that is, greater than 50% of the economic return generated by the entity) or those that meet FIN No. 46(R) requirements for consolidation are consolidated; those in which the Company does not have control and a majority economic interest and those that do not meet FIN No. 46(R) requirements for consolidation are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

      Equity securities include common stock classified as available for sale securities, and are carried at estimated fair value. Equity securities are included in other invested assets.

      Units held in Alliance Capital Management L.P. ("Alliance"), an affiliate, are carried on the equity method and reported in other invested assets.

      Short-term investments are stated at amortized cost that approximates fair value and are included with other invested assets.

      Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

      All securities owned including United States government and agency securities and mortgage-backed securities are recorded in the consolidated financial statements on a trade date basis.

      NET INVESTMENT INCOME, INVESTMENT GAINS (LOSSES), NET AND UNREALIZED INVESTMENT GAINS (LOSSES)
      --------------------------------------------------------------------

      Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in investment gains or losses.

      Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred income taxes, amounts attributable to Closed Block policyholder dividend obligation, deferred policy acquisition costs ("DAC") and VOBA related to universal life and investment-type products and participating traditional life contracts.

      RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES
      ----------------------------------------------------

      Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

      Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

      For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

      Premiums from individual health contracts are recognized as income over the period to which the premiums related in proportion to the amount of reinsurance protection provided.

      DAC AND VOBA
      ------------

      Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

      VOBA, which is established in accordance with business combination purchase accounting guidance, is based on the present value of future profits embedded in the acquired contracts. VOBA is determined by estimating the net present value of future cash flows expected to result from contracts in force at the date of the transaction. Future positive cash flows include investment spreads, and fees and other charges assessed to the contracts for as long as they remain in force, while future negative cash flows include costs to administer the contracts and taxes. Contract balances, from which the cash flows arise, are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. VOBA is further explicitly adjusted to reflect the cost associated with the capital invested in the business. VOBA will be amortized over the expected life of the contracts (approximately 10-30 years) according to the type of contract involved using the methods described below as applicable. VOBA is subject to loss recognition testing at the end of each accounting period.

      For universal life products and investment-type products, DAC and VOBA are amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC and VOBA of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. A decrease in expected gross profits would accelerate DAC and VOBA amortization. Conversely, an increase in expected gross profits would slow DAC and VOBA amortization.

      The effect on the DAC and VOBA assets that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in shareholder's equity as of the balance sheet date.

      A significant assumption in the amortization of DAC and VOBA on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Expected future gross profit assumptions related to Separate Account performance are set by management using a long-term view of expected average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. Currently, the average gross long-term annual return estimate is 9.0% (6.89% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (12.66% net of product weighted average Separate Account fees) and 0% (-2.34% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 9% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC and VOBA amortization. Conversely, actual market returns resulting in assumed future market returns of 0% for more than 5 years would result in a required deceleration of DAC and VOBA amortization. As of December 31, 2004, current projections of future average gross market returns assume a 2.3% return for 2005 which is within the maximum and minimum limitations and assume a reversion to the mean of 9% after 1.5 years.

      In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC and VOBA amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC and VOBA amortization. Generally, life mortality experience has been improving in recent years.

      Other significant assumptions underlying gross profit estimates relate to contract persistency and general account investment spread.

      For participating traditional life policies (substantially all of which are in the Closed Block), DAC and VOBA are amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2004, the average rate of assumed investment yields, excluding policy loans is 5.0%. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC and VOBA of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC and VOBA assets that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

      For non-participating traditional life policies, DAC and VOBA are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

      POLICYHOLDERS' ACCOUNT BALANCES AND FUTURE POLICY BENEFITS
      ----------------------------------------------------------

      Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

      The Company issues certain variable annuity products with a Guaranteed Minimum Death Benefit ("GMDB") feature. The Company also issues certain variable annuity products that contain a Guaranteed Minimum Income Benefit ("GMIB") feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit base. The risk associated with the GMDB and GMIB features is that a protracted under-performance of the financial markets could result in GMDB and GMIB benefits being higher than what accumulated policyholder account balances would support. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC and VOBA. The determination of this estimated liability is based on models which involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rates, mortality experience, and, for GMIB, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC and VOBA amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

      For reinsurance contracts reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

      For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

      For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC and VOBA are written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.0% to 6.0% for life insurance liabilities and from 2.5% to 6.75% for annuity liabilities.

      Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumption as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

      Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $1.0 million and $0.7 million at December 31, 2004 and 2003, respectively. At December 31, 2004 and 2003, respectively, $353.0 million and $355.1 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group (see Note 16). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized as follows:

                                                          SIX MONTHS       SIX MONTHS         Year            Year
                                                             ENDED           ENDED           Ended            Ended
                                                          DECEMBER 31,      JUNE 30,      December 31,     December 31,
                                                             2004             2004            2003            2002
                                                          ------------    ------------   ------------     -------------
                                                          (SUCCESSOR)     (PREDECESSOR)  (PREDECESSOR)    (PREDECESSOR)
                                                                                 (IN MILLIONS)

Incurred benefits related to current year...............   $     0.1        $   0.1        $    0.1        $    0.1
Incurred benefits related to prior years................         0.3            0.2             0.3             0.1
                                                           ---------        -------        --------        --------
      Total Incurred Benefits...........................   $     0.4        $   0.3        $    0.4        $    0.2
                                                           =========        =======        ========        ========

Benefits paid related to current year...................   $     0.1        $   0.1        $    0.1        $    0.1
Benefits paid related to prior years....................         0.2            0.1             0.2             0.2
                                                           ---------        -------        --------        --------
        Total Benefits Paid.............................   $     0.3        $   0.2        $    0.3        $    0.3
                                                           =========        =======        ========        ========

      POLICYHOLDERS' DIVIDENDS
      ------------------------

      The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by the Company's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate levels of statutory surplus to be retained by the Company.

      At December 31, 2004, participating policies, including those in the Closed Block, represent approximately 20.5% ($23.4 billion) of directly written life insurance in-force, net of amounts ceded.

      SEPARATE ACCOUNTS
      -----------------

      Generally, Separate Accounts established under New York State and Arizona State Insurance Law are not chargeable with liabilities that arise from any other business of the Company. Separate Accounts' assets are subject to General Account claims only to the extent Separate Accounts' assets exceed Separate Accounts' liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Company does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the balance sheets. Assets held in the Separate Accounts are carried at quoted market values or, where quoted values are not readily available, at estimated fair values as determined by the Company.

      The investment results of Separate Accounts on which the Company does not bear the investment risk are reflected directly in Separate Accounts' liabilities and are not reported in revenues in the statements of operations. For the years ended December 31, 2004, 2003 and 2002, investment results of such Separate Accounts were gains (losses) of $522.9 million, $868.5 million and $(756.7) million, respectively.

      Deposits to Separate Accounts are reported as increases in Separate Accounts' liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

      OTHER ACCOUNTING POLICIES
      -------------------------

      The Company, through Enterprise, sells Class B and C shares, which are subject to a contingent deferred sales charge ("CDSC"). At the time of sale, the Company pays commissions to brokers and dealers for sales of Enterprise Group of Funds Class B and C shares. Class B commissions paid are deferred and amortized on the lesser of six years straight-line, or the period during which the related distribution and CDSC revenues are earned. The Company evaluates the recoverability through ongoing estimates of future revenues from Class B shares. Class C share commissions are expensed when paid.

      See Note 5 for a description of the Company's intangible assets related to the Holding Company's acquisition of MONY.

      Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

      In 2004, MONY Life filed a consolidated federal income tax return with its life and non-life subsidiaries for the predecessor period (January 1, 2004 through July 8, 2004). For the successor tax year beginning July 9, 2004 and ending December 31, 2004, MONY Life will file a consolidated federal income tax return with its life subsidiaries. MONY Life's non-life subsidiaries will file a separate consolidated federal income tax return for the same successor period. Under the provisions of the Internal Revenue Code, life insurance companies cannot be included with the consolidated return of their ultimate parent for a period of five years from the date of acquisition. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

      The Company and AXA Financial account for stock option and other stock-based compensation in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the opinion, stock option awards result in compensation expense only if the current market price of the underlying stock exceeds the option strike price at the grant date. See Note 14 for the pro forma disclosures required by SFAS No. 123, "Accounting for Stock-Based Compensation," and SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure".

4)    INVESTMENTS

         The following table provides additional information relating to fixed maturities and equity securities.

                                                                     GROSS              GROSS
                                                 AMORTIZED         UNREALIZED         UNREALIZED        ESTIMATED
                                                   COST              GAINS              LOSSES          FAIR VALUE
                                               -------------     ------------       ------------       ------------
                                                                           (IN MILLIONS)
        DECEMBER 31, 2004
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate.....................     $     7,031.1     $      164.1       $       14.7       $    7,180.5
            Mortgage-backed...............             377.0              5.5                -                382.5
            U.S. Treasury, government
              and agency securities.......             530.1             17.4                0.1              547.4
            States and political
              subdivisions ...............               9.0              0.7                -                  9.7
            Foreign governments...........              98.4              1.5                0.6               99.3
            Redeemable preferred stock....             152.3              8.9                0.6              160.6
                                               -------------     ------------       ------------       ------------
              Total Available for Sale....     $     8,197.9     $      198.1       $       16.0       $    8,380.0
                                               =============     ============       ============       ============

        Equity Securities:
           Available for Sale.............     $        48.2     $        2.7       $        1.8       $       49.1
                                               =============     ============       ============       ============


        December 31, 2003

        Fixed Maturities:
          Available for Sale:
            Corporate.....................     $     6,136.4     $      459.9       $       26.9       $    6,569.4
            Mortgage-backed...............             357.6              2.9                4.0              356.5
            U.S. Treasury, government
              and agency securities.......           1,333.0             37.7               13.2            1,357.5
            States and political
              subdivisions ...............              10.3              0.1                -                 10.4
            Foreign governments...........             128.9             10.9                0.2              139.6
            Redeemable preferred stock....              37.0              4.2                -                 41.2
                                               -------------     ------------       ------------       ------------
              Total Available for Sale....     $     8,003.2     $      515.7       $       44.3       $    8,474.6
                                               =============     ============       ============       ============

        Equity Securities:
           Available for Sale.............     $       243.6     $       25.3       $       17.2       $      251.7
                                               =============     ============       ============       ============


        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines estimated fair values using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the balance sheets. At December 31, 2004 and 2003, securities without a readily ascertainable market value having an amortized cost of $2,165.7 million and $2,411.8 million, respectively, had estimated fair values of $2,221.9 million and $2,573.9 million, respectively.

        The contractual maturity of bonds at December 31, 2004 is shown below:

                                                                                        AVAILABLE FOR SALE
                                                                                 -------------------------------
                                                                                   AMORTIZED         ESTIMATED
                                                                                     COST            FAIR VALUE
                                                                                 ---------------   -------------
                                                                                           (IN MILLIONS)
        Due in one year or less..............................................    $      333.7       $      332.7
        Due in years two through five........................................         2,153.9            2,171.8
        Due in years six through ten.........................................         3,070.5            3,159.7
        Due after ten years..................................................         2,110.5            2,172.7
        Mortgage-backed securities...........................................           377.0              382.5
                                                                                 ------------      -------------
        Total................................................................    $    8,045.6       $    8,219.4
                                                                                 ============      =============

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio. This review process culminates with a quarterly review of certain assets by AXA Financial's Investments Under Surveillance Committee that evaluates whether any investments are other than temporarily impaired. The review considers an analysis of individual credit metrics of each issuer as well as industry fundamentals and the outlook for the future. Based on the analysis, a determination is made as to the ability of the issuer to service its debt obligations on an ongoing basis. If this ability is deemed to be impaired, then the appropriate provisions are taken.

        The following table discloses fixed maturities (253 fixed maturities) that have been in a continuous unrealized loss position for less than a twelve month period as of December 31, 2004:

                                                       LESS THAN 12 MONTHS
                                                   --------------------------
                                                                     GROSS
                                                    ESTIMATED      UNREALIZED
                                                    FAIR VALUE       LOSSES
                                                   -------------  -----------
           Fixed Maturities:
             Corporate.......................      $   1,539.4    $     14.7
             Mortgage-backed.................             11.7           -
             U.S. Treasury,
               government and
               agency securities.............             54.1           0.1
             Foreign governments.............             39.9           0.6
             Redeemable
               preferred stock...............            122.2           0.6
                                                   -----------    ----------
           Total Temporarily
             Impaired Securities ............      $   1,767.3    $     16.0
                                                   ===========    ==========

      There were no securities in a continuous unrealized loss position for more than a twelve month period at December 31, 2004.

      The Company's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt. These corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2004, approximately $436.0 million, or 5.4%, of the $8,048.9 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

      At December 31, 2004, the carrying value of fixed maturities which were non-income producing for the twelve months preceding that date was $4.7 million.

      The Company holds equity in limited partnership interests and other equity method investments that primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 2004 and 2003 were $154.8 million and $177.6 million, respectively.

      At December 31, 2004, the Company held 5.6 million units in Alliance, an affiliate, with a carrying value of $225.0 million.

      The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $13.9 million and $15.3 million at December 31, 2004 and 2003, respectively. Gross interest income on these loans included in net investment income aggregated $0.2 million, $0.5 million, $1.3 million and $1.5 million for the six months ended December 31, 2004, six months ended June 30, 2004, and full years 2003 and 2002, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $0.2 million, $0.7 million, $1.6 million and $4.0 million for the six months ended December 31, 2004, six months ended June 30, 2004, and full years 2003 and 2002, respectively.

      Impaired mortgage loans along with the related investment valuation allowances follow:

                                                                                        DECEMBER 31,
                                                                             -----------------------------------
                                                                                   2004                 2003
                                                                             -------------         -------------
                                                                               (SUCCESSOR)         (PREDECESSOR)
                                                                                         (IN MILLIONS)

        Impaired mortgage loans with investment valuation allowances.......  $          4.9       $         14.3
        Impaired mortgage loans without investment valuation allowances....            11.9                 30.2
                                                                             --------------       --------------
        Recorded investment in impaired mortgage loans.....................            16.8                 44.5
        Investment valuation allowances....................................            (0.5)                (3.2)
                                                                             --------------       --------------
        Net Impaired Mortgage Loans........................................  $         16.3       $         41.3
                                                                             ==============       ==============

      Interest income recognized on impaired mortgage loans totaled $0.4 million, $(0.1) million, $4.1 million and $11.3 million for the six months ended December 31, 2004, six months ended June 30, 2004, and full years 2003 and 2002, respectively.

      Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2004 and 2003, there were no mortgage loans on real estate that had been classified as nonaccrual loans.

      The Company's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2004 and 2003, there was no equity real estate held-for-sale. For 2004, 2003 and 2002, respectively, real estate of $0.0 million, $0.0 million and $12.0 million was acquired in satisfaction of debt. At December 31, 2004 and 2003, the Company owned $12.8 million and $23.2 million, respectively, of real estate acquired in satisfaction of debt.

      Accumulated depreciation on real estate was $4.0 million and $85.6 million at December 31, 2004 and 2003, respectively. Depreciation expense on real estate totaled $4.0 million, $5.2 million, $10.3 million and $8.9 million for the six months ended December 31, 2004, six months ended June 30, 2004, and full years 2003 and 2002, respectively.

      Investment valuation allowances for mortgage loans and equity real estate and changes thereto follow:

                                                          SIX MONTHS      SIX MONTHS         Year             Year
                                                             ENDED           ENDED           Ended            Ended
                                                          DECEMBER 31,      JUNE 30,      December 31,     December 31,
                                                             2004             2004            2003             2002
                                                          -----------    -------------   -------------    -------------
                                                          (SUCCESSOR)    (PREDECESSOR)   (PREDECESSOR)    (PREDECESSOR)
                                                                                 (IN MILLIONS)
 Balances, beginning of period.....................      $      22.2      $     20.0       $     22.7     $     28.4
 Additions charged to income.......................              0.5             3.4              0.9            0.8
 Deductions for writedowns and asset dispositions..              --             (1.2)            (3.6)          (2.1)
 Transfer of real estate...........................              --              --               --            (4.4)
 Effect of push-down accounting of AXA Financial's
 purchase price on the Company's net assets........            (22.2)            --               --             --
                                                         ------------     ----------       ----------     ----------
 Balances, End of Period...........................      $       0.5      $     22.2       $     20.0     $     22.7
                                                         ============     ==========       ==========     ==========

 Balances, end of period comprise:
 Mortgage loans on real estate.....................      $       0.5      $     22.2       $     20.0     $     22.7
                                                         ============     ==========       ==========     ==========

5)    GOODWILL AND OTHER INTANGIBLE ASSETS

      Goodwill of $425.8 million was recorded as a result of the acquisition of MONY by the Holding Company. Goodwill is not subject to amortization, therefore regular impairment testing is required. In connection with the acquisition of MONY, management continues to evaluate the products sold by the Company as part of an overall review of products offered by AXA Equitable and its other affiliates with a view towards reducing duplication of products, improving the quality of the product line-up and enhancing the overall profitability of AXA Financial. This evaluation has resulted in the recent discontinuation of new sales of certain insurance and annuity products offered by the Company, and it is contemplated that new sales of certain other life insurance and annuity products offered by the Company will be discontinued during 2005 and possibly thereafter. In addition, it is expected that in the first half of 2005 MONY Life financial professionals will become financial professionals of affiliates AXA Network, LLC and AXA Advisors, LLC. As a result of the expected reduction of the Company's profits from future sales and the transfer of the agency sales force to affiliates, a $425.8 million goodwill impairment charge was recorded in the last six months of 2004. Also, in connection with the transfer of MONY Life's sales force to affiliates in 2005, a non-cash dividend is expected to be made by MONY Life to AXA Financial to reflect the transfer of MONY Life's distribution network intangible asset to AXA Financial.

      The following presents the Company's intangible assets, including VOBA, as of December 31, 2004, related to the Holding Company's acquisition of
      MONY:

                                                                             LESS:             LESS:
                                                        GROSS CARRYING    ACCUMULATED        IMPACT OF
                                                            AMOUNT       AMORTIZATION(1)   CO-INSURANCE(2)       NET
                                                        --------------   ---------------   ---------------       ---
                                                                                 (IN MILLIONS)

Intangible assets subject to amortization:
   VOBA.............................................    $       868.8     $    (76.1)       $   (27.9)      $  764.8
   Insurance distribution network...................             64.0           (2.4)             --            61.6
   Mutual fund distribution fees....................             20.9           (5.2)             --            15.7
                                                        -------------     ----------        ---------       --------
     Total intangible assets subject to amortization            953.7          (83.7)           (27.9)         842.1
                                                        -------------     ----------        ---------       --------

Intangible assets not subject to amortization:
   Investment management contracts..................             60.0             --              --            60.0
                                                        -------------     ----------        ---------       --------
Total Intangible Assets.............................    $     1,013.7     $    (83.7)       $   (27.9)      $  902.1
                                                        =============     ==========        =========       ========

      For the six months ended December 31, 2004, total amortization expense related to these intangible assets was $60.8 million. Intangible assets amortization expense is estimated to range from $75.1 million in 2005 to $60.8 million in 2009.

-------------
(1) Includes reactivity to unrealized investment gains and losses.
(2) The impact of co-insurance shown above relates to the co-insurance agreement entered into on December 31, 2004 between USFL and AXA Financial (Bermuda) Ltd., an affiliate, whereby AXA Financial (Bermuda) Ltd. assumed certain term life insurance contracts written by USFL as described further in Note 15.

6)    EQUITY METHOD INVESTMENTS

      Included in equity real estate or other equity investments, as appropriate, are interests in real estate joint ventures and limited partnership interests accounted for under the equity method with a total carrying value of $203.5 million and $344.2 million at December 31, 2004 and 2003, respectively. The Company's total equity in net (losses) earnings for these real estate joint ventures and limited partnership interests was $(2.8) million, $13.0 million, $15.0 million, and $12.2 million, respectively, for the six months ended December 31, 2004, six months ended June 30, 2004, and full years 2003 and 2002, respectively.

      Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater (6 and 4 individual ventures at December 31, 2004 and 2003, respectively) and the Company's carrying value and equity in net earnings for those real estate joint ventures and limited partnership interests:

                                                                                           DECEMBER 31,
                                                                                ---------------------------------
                                                                                     2004                2003
                                                                                  -----------       -------------
                                                                                  (SUCCESSOR)       (PREDECESSOR)
                                                                                           (IN MILLIONS)
        BALANCE SHEETS
        Investments in real estate, at depreciated cost........................  $        42.6      $        90.7
        Investments in securities, generally at estimated fair value...........          197.1              191.3
        Cash and cash equivalents..............................................            2.9                2.0
        Other assets...........................................................           13.1               12.9
                                                                                 -------------      -------------
        Total Assets...........................................................  $       255.7      $       296.9
                                                                                 =============      =============

        Borrowed funds - third party...........................................  $       133.4      $       146.7
        Other liabilities......................................................            4.5                9.8
                                                                                 -------------      -------------
        Total liabilities......................................................          137.9              156.5
                                                                                 -------------      -------------

        Partners' capital......................................................          117.8              140.4
                                                                                 -------------      -------------
        Total Liabilities and Partners' Capital................................  $       255.7      $       296.9
                                                                                 =============      =============

        The Company's Carrying Value in These Entities Included Above..........  $        41.5      $        40.5
                                                                                 =============      =============

                                                        SIX MONTHS      SIX MONTHS          Year             Year
                                                          ENDED            ENDED           Ended            Ended
                                                       DECEMBER 31,       JUNE 30,      December 31,     December 31,
                                                           2004            2004             2003             2002
                                                       ------------    -------------   -------------    -------------
                                                       (SUCCESSOR)     (PREDECESSOR)   (PREDECESSOR)    (PREDECESSOR)
                                                                               (IN MILLIONS)

STATEMENTS OF EARNINGS
 Revenues of real estate joint ventures............    $      12.8     $      26.9      $      37.2     $      31.8
 Interest expense - third party....................           (1.0)           (2.4)            (4.3)           (3.3)
 Other expenses....................................           (2.9)           (6.7)           (15.4)          (14.5)
                                                       -----------     -----------      -----------     -----------
 Net Earnings......................................    $       8.9     $      17.8      $      17.5     $      14.0
                                                       ===========     ===========      ===========     ===========
 The Company's Equity in Net Earnings of These
   Entities Included Above.........................    $       2.2     $       4.8      $       5.3     $       4.0
                                                       ===========     ===========      ===========     ===========

7)    NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

      The sources of net investment income follow:

                                                          SIX MONTHS       SIX MONTHS         Year            Year
                                                             ENDED           ENDED           Ended            Ended
                                                          DECEMBER 31,      JUNE 30,      December 31,     December 31,
                                                             2004             2004            2003            2002
                                                          ------------    -------------  -------------    -------------
                                                          (SUCCESSOR)     (PREDECESSOR)  (PREDECESSOR)    (PREDECESSOR)
                                                                                 (IN MILLIONS)
Fixed maturities.......................................   $    202.3      $     237.3      $    498.9     $     486.7
Mortgage loans on real estate..........................         78.9             69.4           143.4           138.9
Equity real estate.....................................         11.3             16.0             5.5            28.6
Other equity investments...............................         (0.8)             7.0            12.7             7.8
Policy loans...........................................         35.7             36.7            78.7            84.8
Other investment income................................          4.2              2.6            20.0            12.9
                                                         -----------      -----------     -----------     -----------

   Gross investment income.............................        331.6            369.0           759.2           759.7

Investment expenses....................................         23.9             17.3            35.0            34.3
                                                         -----------      -----------     -----------     -----------

Net Investment Income..................................  $     307.7      $     351.7     $     724.2     $     725.4
                                                         ===========      ===========     ===========     ===========


      Investment Gains (Losses), including changes in the valuation allowances, follow:

                                                          SIX MONTHS       SIX MONTHS         Year            Year
                                                             ENDED           ENDED           Ended            Ended
                                                          DECEMBER 31,      JUNE 30,      December 31,     December 31,
                                                             2004             2004            2003            2002
                                                          ------------    -------------  -------------    -------------
                                                          (SUCCESSOR)     (PREDECESSOR)  (PREDECESSOR)    (PREDECESSOR)
                                                                                 (IN MILLIONS)
Fixed maturities...................................       $      8.2      $     (8.8)     $      50.0     $    (79.5)
Mortgage loans on real estate......................              7.3            (0.3)            18.6           (3.0)
Equity real estate.................................              0.1            (0.4)             1.3          (31.1)
Other equity investments...........................             (1.1)           (1.9)            (9.1)         (38.7)
Other..............................................             (0.1)            6.3            (14.4)           1.2
                                                         -----------      ----------      -----------     ----------
Investment Gains (Losses), Net.....................      $      14.4      $     (5.1)     $      46.4     $   (151.1)
                                                         ===========      ==========      ===========     ==========

      Writedowns of fixed maturities amounted to $8.5 million, $2.1 million, $30.0 million and $115.5 million for the six months ended December 31, 2004, six months ended June 30, 2004, and full years 2003 and 2002, respectively. There were no writedowns of mortgage loans on real estate and equity real estate for the six months ended December 31, 2004, six months ended June 30, 2004, and full years 2003 and 2002.

      For the six months ended December 31, 2004, six months ended June 30, 2004, and full years 2003 and 2002, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $931.8 million, $857.1 million, $1,844.2 million and $468.1 million. Gross gains of $15.5 million, $21.3 million, $70.3 million and $35.1 million and gross losses of $1.7 million, $32.5 million, $0.4 million and $6.6 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for the six months ended December 31, 2004, six months ended June 30, 2004, and full years 2003 and 2002 amounted to $182.1 million, $(41.5) million, $(43.2) million and $360.5 million, respectively.

      The net unrealized investment gains (losses) included in the balance sheets as a component of accumulated other comprehensive income and the changes for the corresponding years, on a line by line basis, follow:

                                                          SIX MONTHS      SIX MONTHS          Year            Year
                                                            ENDED            ENDED           Ended           Ended
                                                         DECEMBER 31,       JUNE 30,      December 31,    December 31,
                                                             2004            2004             2003            2002
                                                         ------------   -------------     -------------  -------------
                                                         (SUCCESSOR)    (PREDECESSOR)     (PREDECESSOR)  (PREDECESSOR)
                                                                                 (IN MILLIONS)
Balance, beginning of period...........................  $      35.6    $     84.6       $     95.0      $     51.2
Changes in unrealized investment gains (losses)........        183.0        (243.9)           (30.3)          333.4
Changes in unrealized investment gains (losses)
attributable to:
   Closed Block policyholder dividend obligation.......       (102.9)         78.2             17.0          (129.8)
   DAC and VOBA........................................
                                                               (19.6)         50.6            (12.2)          (67.4)
   Deferred income taxes...............................        (20.4)         66.1             15.1           (92.4)
Effect of push-down accounting of AXA Financial's
   purchase price on the Company's net assets..........        (35.6)          --               --              --
                                                         -----------     ---------       ----------      ----------
Balance, end of period.................................  $      40.1     $    35.6       $     84.6      $     95.0
                                                         ===========     =========       ==========      ==========


Balance, end of period comprises:
   Unrealized investment gains on:
      Fixed maturities.................................  $     182.1     $   242.0       $    471.4      $    507.9
      Other equity investments.........................          0.9           4.1              8.1            (5.0)
      Other ...........................................          --            1.1             11.6            18.5
                                                         -----------     ---------       ----------      ----------
          Total........................................        183.0         247.2            491.1           521.4
   Amounts of unrealized investment gains (losses)
    attributable to:
   Closed Block policyholder dividend obligation.......       (102.9)        (91.8)          (170.0)         (187.0)
   DAC and VOBA........................................        (19.6)        (55.7)          (106.3)          (94.1)
     Deferred income taxes.............................        (20.4)        (64.1)          (130.2)         (145.3)
                                                         -----------     ---------       ----------      ----------
Total..................................................  $      40.1     $    35.6       $     84.6      $     95.0
                                                         ===========     =========       ==========      ==========

      Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

8)    OTHER COMPREHENSIVE INCOME (LOSS)

      Accumulated other comprehensive income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                              SIX MONTHS       SIX MONTHS          Year            Year
                                                                ENDED             ENDED           Ended           Ended
                                                             DECEMBER 31,        JUNE 30,      December 31,    December 31,
                                                                 2004             2004             2003            2002
                                                             ------------     -------------    -------------   -------------
                                                             (SUCCESSOR)      (PREDECESSOR)    (PREDECESSOR)   (PREDECESSOR)
                                                                                     (IN MILLIONS)

Unrealized gains on investments.........................    $       40.1      $       35.6     $      84.6     $       95.0
Minimum pension liability...............................             --              (12.4)          (13.8)           (15.0)
                                                            -------------     ------------     ------------    ------------
Total Accumulated Other Comprehensive Income............    $       40.1      $       23.2     $      70.8     $       80.0
                                                            =============     ============     ============    ============

      The components of other comprehensive income (loss) for the past three years follow:

                                                              SIX MONTHS      SIX MONTHS          Year            Year
                                                                ENDED            ENDED           Ended           Ended
                                                             DECEMBER 31,       JUNE 30,      December 31,    December 31,
                                                                 2004            2004             2003            2002
                                                             ------------   -------------    -------------   -------------
                                                             (SUCCESSOR)    (PREDECESSOR)    (PREDECESSOR)   (PREDECESSOR)
                                                                                     (IN MILLIONS)
Net unrealized gains (losses) on investments:
   Net unrealized gains (losses) arising during the period.  $     196.2     $    (241.1)     $     (41.1)    $     373.3
   (Gains) losses reclassified into net earnings during
   the period..............................................        (13.2)           (2.8)            10.8           (39.9)
                                                             -----------     -----------      -----------     -----------
Net unrealized gains (losses) on investments...............        183.0          (243.9)           (30.3)          333.4
Adjustments for policyholders' liabilities, DAC and VOBA
   and deferred income taxes...............................       (142.9)          194.9             19.9          (289.6)
                                                             -----------     -----------      -----------     -----------
Change in unrealized gains (losses), net of adjustments....         40.1           (49.0)           (10.4)           43.8
Change in minimum pension liability........................          -               1.4              1.2            (1.9)
                                                             -----------     -----------      -----------     -----------
Total Other Comprehensive Income (Loss)....................  $      40.1     $     (47.6)     $      (9.2)    $      41.9
                                                             ===========     ===========      ===========     ===========

9)    CLOSED BLOCK

      The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block which would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company had developed an actuarial calculation of the expected timing of its Closed Block's earnings. Further, in connection with the acquisition of MONY, AXA Financial has developed a revised actuarial calculation of the expected timing of the Company's Closed Block earnings as of July 1, 2004.

      If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

      Many expenses related to Closed Block operations, including amortization of DAC and VOBA, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

      Summarized financial information for the Closed Block is as follows:

                                                                                                    DECEMBER 31,  December 31,
                                                                                                        2004         2003
                                                                                                    ------------ -------------
                                                                                                    (SUCCESSOR)  (PREDECESSOR)
                                                                                                          (IN MILLIONS)

         CLOSED BLOCK LIABILITIES:
         Future policy benefits, policyholders' account balances and other.....................     $  7,360.9    $  7,362.0
         Policyholder dividend obligation......................................................          250.8         235.7
         Other liabilities.....................................................................           15.3         107.0
                                                                                                    ----------    ----------
         Total Closed Block liabilities........................................................     $  7,627.0    $  7,704.7
                                                                                                    ==========    ==========

         ASSETS DESIGNATED TO THE CLOSED BLOCK:
         Fixed maturities, available for sale, at estimated fair value (amortized cost,
         $4,338.0 and $4,087.4)................................................................     $  4,440.9    $  4,348.9
         Mortgage loans on real estate.........................................................          592.5         593.6
         Policy loans..........................................................................        1,025.0       1,078.0
         Cash and other invested assets........................................................           84.3          54.1
         Other assets..........................................................................          190.5         216.6
                                                                                                    ----------    ----------
         Total assets designated to the Closed Block...........................................        6,333.2       6,291.2
                                                                                                    ----------    ----------
         Excess of Closed Block liabilities over assets designated to the Closed Block.........        1,293.8       1,413.5

         Amounts included in accumulated other comprehensive income:

            Net unrealized gains, net of deferred income tax expense of $0.0 and
                $75.3 million and policyholder dividend obligation of $102.9
                million and $(170.0) million.............. ....................................            --           76.8
                                                                                                    ----------    ----------
         Maximum Future Earnings To Be Recognized From Closed Block Assets and Liabilities ....     $  1,293.8    $  1,490.3
                                                                                                    ==========    ==========

      Closed Block revenues and expenses were as follows:

                                                                 SIX MONTHS      SIX MONTHS         Year              Year
                                                                   ENDED           ENDED            Ended             Ended
                                                                DECEMBER 31,      JUNE 30,       December 31,     December 31,
                                                                    2004            2004            2003              2002
                                                                ------------    -------------   -------------    -------------
                                                                (SUCCESSOR)     (PREDECESSOR)   (PREDECESSOR)    (PREDECESSOR)
                                                                                        (IN MILLIONS)

REVENUES:
Premiums and other income.....................................  $     230.8     $     221.0     $     481.1      $     511.3
Investment income (net of investment expenses of $2.9, $2.8,
   $5.2 and $4.6).............................................        175.0           184.2           393.5            396.5
Investment gains (losses), net................................         13.1            (2.4)           12.2            (51.4)
                                                                -----------     -----------     -----------      -----------
Total revenues                                                        418.9           402.8           886.8            856.4
                                                                -----------     -----------     -----------      -----------

BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends.........................        359.1           354.5           783.3            752.3
Other operating costs and expenses............................          9.9             5.2            15.3             14.7
                                                                -----------     -----------     -----------      -----------
Total benefits and other deductions                                   369.0           359.7           798.6            767.0
                                                                -----------     -----------     -----------      -----------
Net revenues before income taxes..............................         49.9            43.1            88.2             89.4
Income tax expense............................................        (17.4)          (15.1)          (30.9)           (31.3)
                                                                -----------     -----------     -----------      -----------
Net Revenues..................................................  $      32.5     $      28.0     $      57.3      $      58.1
                                                                ===========     ===========     ===========      ===========

      Reconciliation of the policyholder dividend obligation is as follows:

                                                                                  SIX MONTHS         SIX MONTHS        Year
                                                                                     ENDED             ENDED           Ended
                                                                                  DECEMBER 31,        JUNE 30,      December 31,
                                                                                     2004               2004           2003
                                                                                  ------------     -------------   -------------
                                                                                  (SUCCESSOR)      (PREDECESSOR)   (PREDECESSOR)
                                                                                                  (IN MILLIONS)
        Balance, beginning of period..........................................    $      158.8    $      235.7     $       220.2
        Applicable to Net Revenues............................................             0.2             1.4              32.5
        Unrealized investment gains...........................................           102.9           (78.3)            (17.0)
        Effect of push-down accounting of AXA Financial's purchase price on
           the Company's net assets...........................................           (11.1)            --                --
                                                                                  ------------    ------------     -------------
        Balance, End of Period................................................    $      250.8    $      158.8     $       235.7
                                                                                  ============    ============     =============

      Closed Block valuation allowances on mortgage loans on real estate amounted to $0.2 million and $7.4 million at December 31, 2004 and 2003, respectively. Writedowns of fixed maturities amounted to $0.3 million for the six months ended December 31, 2004, $0.6 million for the six months ended June 30, 2004, and $16.5 million and $64.5 million for the full years 2003 and 2002, respectively.

10)   GMDB, GMIB AND NO LAPSE GUARANTEE FEATURES

      Variable Annuity Contracts - GMDB and GMIB

      The Company issues certain variable annuity contracts with GMDB and GMIB features that guarantee either:

      a) Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

      b) Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals); or

      c) Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages.

      The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities in 2004:

                                                                GMDB                GMIB              TOTAL
                                                            ------------       ------------       -------------
                                                                               (IN MILLIONS)
      Balance at December 31, 2003.......................   $        4.0       $        -         $         4.0
        Impact of adoption of SOP 03-1...................           (3.2)               0.1                (3.1)
        Paid guarantee benefits..........................           (3.8)               -                  (3.8)
        Other changes in reserve.........................            4.0                -                   4.0
                                                            ------------       ------------       -------------
      Balance at December 31, 2004.......................   $        1.0       $        0.1       $         1.1
                                                            ============       ============       =============

      Related GMDB reinsurance ceded amounts were:

                                                                GMDB
                                                            ------------
                                                            (IN MILLIONS)
      Balance at December 31, 2003.......................   $        --
        Impact of adoption of SOP 03-1...................            0.4
        Paid guarantee benefits ceded....................           (3.1)
        Other changes in reserve.........................            3.7
                                                            ------------
      Balance at December 31, 2004.......................   $        1.0
                                                            ============

      The December 31, 2004 values for those variable contracts with GMDB and GMIB features are presented in the following table. Since variable contracts with GMDB guarantees may also offer GMIB guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                               RETURN
                                                 OF
                                               PREMIUM        RATCHET         ROLL-UP        COMBO           TOTAL
                                            -----------    ------------     ----------   -------------   ------------
                                                                       (DOLLARS IN MILLIONS)
      GMDB:
        Account value (1)..............     $    1,382     $    2,343           N.A.     $      205      $    3,930
        Net amount at risk, gross......     $       20     $      284           N.A.     $       12      $      316
        Net amount at risk, net of
          amounts reinsured............     $       20     $      267           N.A.     $        0      $      287
        Average attained age of
          contractholders..............           60.9           60.4           N.A.           59.6            60.5
        Percentage of contractholders
          over age 70..................           17.4%          14.6%          N.A.           11.3%           15.6%
        Guaranteed minimum return rates
                                                  N.A.           N.A.           N.A.            5.0%            5.0%

      GMIB:
        Account value (2)..............           N.A.           N.A.        $   208           N.A.      $      208
        Net amount at risk, gross......           N.A.           N.A.        $     0           N.A.      $        0
        Net amount at risk, net of
          amounts reinsured............           N.A.           N.A.        $     0           N.A.      $        0
        Weighted average years
          remaining until earliest
          annuitization...............            N.A.           N.A.            7.3           N.A.             7.3
         Guaranteed minimum return
           rates.......................           N.A.           N.A.            5.0%          N.A.             5.0%

----------------------
(1) Included General Account balances of $258 million, $390 million and $35 million, respectively, for a total of $683 million.
(2)   Included General Account balances of $35 million.

      For contracts with the GMDB feature, the net amount at risk in the event of death as of December 31, 2004 is the amount by which the GMDB benefits exceeds related account values.

      For contracts with the GMIB feature, the net amount at risk in the event of annuitization as of December 31, 2004 is defined as the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates.

      The following table presents the aggregate fair value of assets, by major investment fund option, held by Separate Accounts that are subject to GMDB and GMIB benefits and guarantees. Since variable contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

               INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                                  DECEMBER 31,       December 31,
                                                                                      2004               2003
                                                                                  ------------       -------------
                                                                                  (SUCCESSOR)        (PREDECESSOR)
                                                                                          (IN MILLIONS)
      GMDB:
         Equity...............................................................    $    2,519        $    2,356
         Fixed income.........................................................           523               506
         Balanced.............................................................            78                80
         Other................................................................           128               187
                                                                                  ----------        ----------
         Total................................................................    $    3,248        $    3,129
                                                                                  ==========        ==========

      GMIB:
         Equity...............................................................    $      128        $       73
         Fixed income.........................................................            38                27
         Balanced.............................................................             3                 2
         Other................................................................             4                 5
                                                                                  ----------        ----------
         Total................................................................    $      173        $      107
                                                                                  ==========        ==========

      Variable and Interest-Sensitive Life Insurance Policies - No Lapse
      Guarantee

      The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements. At December 31, 2004 the Company had liabilities of $0.5 million for no lapse guarantees reflected in the General Account in future policy benefits and other policyholders' liabilities.

11)   LONG-TERM DEBT

      The Company's long term debt consists of the following:

                                                                                    DECEMBER 31,    December 31,
                                                                                        2004            2003
                                                                                    ------------    ------------
                                                                                            (IN MILLIONS)
          Surplus notes, 11.25%, due 2024.......................................    $       1.9     $       1.9
          Intercompany Surplus Note, 8.65%, due 2012............................          115.0           115.0
          Intercompany Surplus Note, 8.65%, due 2024............................          100.0           100.0
                                                                                    -----------     -----------
              Total long-term debt..............................................    $     216.9     $     216.9
                                                                                    ===========     ===========

      At December 31, 2004, $1.9 million of the Company's 11.25% surplus notes remained outstanding.

      At December 31, 2004 the Company had two separate surplus notes (the "Intercompany Surplus Notes") outstanding with the Holding Company. The Intercompany Surplus Notes have a par value of $115.0 million and $100.0 million, respectively. Principal on the Intercompany Surplus Notes is payable at maturity and interest is payable semi-annually.

12)   INCOME TAXES

      A summary of the income tax expense in the statements of operations follows:

                                                         SIX MONTHS      SIX MONTHS          Year            Year
                                                           ENDED            ENDED           Ended           Ended
                                                        DECEMBER 31,       JUNE 30,      December 31,    December 31,
                                                            2004           2004             2003            2002
                                                        ------------   -------------   --------------  --------------
                                                        (SUCCESSOR)    (PREDECESSOR)   (PREDECESSOR)   (PREDECESSOR)
                                                                                (IN MILLIONS)
Income tax expense (benefit):
    Current expense (benefit).........................  $       0.3     $      13.0      $      68.3     $     (39.0)
    Deferred expense (benefit)........................         13.1           (22.3)           (47.8)           33.0
                                                        -----------     -----------      -----------     -----------
Total.................................................  $      13.4     $      (9.3)     $      20.5     $      (6.0)
                                                        ===========     ===========      ===========     ===========

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                         SIX MONTHS      SIX MONTHS          Year            Year
                                                           ENDED            ENDED           Ended           Ended
                                                        DECEMBER 31,       JUNE 30,      December 31,    December 31,
                                                            2004            2004             2003            2002
                                                        ------------    -------------   -------------   -------------
                                                        (SUCCESSOR)     (PREDECESSOR)   (PREDECESSOR)   (PREDECESSOR)
                                                                              (IN MILLIONS)

Tax at statutory rate.................................  $    (137.8)    $     (10.9)    $       24.8    $       (7.4)
Goodwill impairment...................................        149.1             --               --              --
Dividends received deduction..........................          --             (1.8)            (6.0)           (1.2)
Foreign loss disallowance.............................          1.2             --               4.3             --
Tax settlement/accrual adjustment.....................          3.8             --              (4.2)          (11.9)
Officers life insurance...............................         (2.8)            --              (2.5)            3.7
Meals and entertainment...............................          0.2             0.3              1.3             1.5
Other.................................................         (0.3)            3.1              2.8             9.3
                                                        -----------     -----------      -----------     ------------
Federal income tax expense............................  $      13.4     $      (9.3)     $      20.5     $      (6.0)
                                                        ===========     ===========      ===========     ============

        The components of the net deferred Federal income taxes are as follows:

                                                       DECEMBER 31, 2004                  December 31, 2003
                                                ---------------------------------  ---------------------------------
                                                          (SUCCESSOR)                        (PREDECESSOR)
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Compensation and related benefits......  $      71.9      $       --        $        7.5      $       --
        Reserves and reinsurance...............        297.9              --               110.6              --
        DAC....................................         87.9              --                 --             334.6
        VOBA...................................          --              267.5               --               --
        Investments............................          --              116.3               --              47.1
        Tax loss carryforwards.................          9.6              --                 --               --
        Goodwill and intangibles...............          --               52.8               --               --
        Fixed assets and software..............         79.3              --                 --              23.9
        Policyholder dividends.................         41.4              --                35.0              --
        Non-life subsidiaries..................         55.2              --                42.2              --
        Other..................................         43.9              --                31.1              --
                                                 -----------      ------------      ------------      -----------
        Total..................................  $     687.1      $      436.6      $      226.4      $     405.6
                                                 ===========      ============      ============      ===========

      At December 31, 2004, the Company had deferred tax loss carryforwards of $27.5 million. The loss carryforwards will begin to expire in 2020.

      In 2003, the Internal Revenue Service ("IRS") commenced an examination of the Company's federal income tax returns for the years 1998 through 2001. The tax years 1994 through 1997 are currently under review by the Appeals Office of the IRS. Management believes the examinations of the Company's federal income tax returns will have no material adverse effect on the Company's consolidated results of operations or financial position.

13)   GROUP PENSION TRANSACTION

      On December 31, 1993 (the "Transaction Date"), the Company entered into an agreement (the "Agreement") with AEGON USA, Inc. ("AEGON") under which the Company transferred a substantial portion of its group pension business (hereafter referred to as the "Group Pension Transaction"), including its full service group pension contracts, consisting primarily of tax-deferred annuity, 401(k) and managed funds lines of business, to AEGON's wholly-owned subsidiary, AUSA Life Insurance Company, Inc. ("AUSA"). The Company also transferred to AUSA the corporate infrastructure supporting the group pension business, including data processing systems, facilities and regional offices. In connection with the transaction, the Company and AEGON entered into certain service agreements. These agreements, among other things, provided that the Company would continue to manage the transferred assets, and that AUSA would continue to provide certain administrative services to the Company's remaining group pension contracts not included in the transfer.

      Pursuant to the Agreement, which expired on December 31, 2002, the Company received from AUSA: (i) payments on an annual basis through December 31, 2002 (the "Group Pension Payments") equal to all of the earnings from the Existing Deposits calculated on a basis hereafter referred to as the "Earnings Formula", (ii) a final payment (the "Final Value Payment") at December 31, 2002 based on the remaining fair value of the Existing Deposits, and (iii) a contingent payment (the "New Business Growth Payment") at December 31, 2002 based on new business growth subsequent to the Transaction Date.

      For the full year 2002, AUSA reported earnings to the Company pursuant to the application of the Earnings Formula of $19.1 million, the Company recorded Group Pension Profits of $28.2 million, and the Company earned $12.8 million of interest income. In addition on December 31, 2002, the Company recorded earnings from the Final Value Payment of $54.1 million (before expenses of approximately $6.0 million relating thereto). As of December 31, 2002, the Company was not eligible for any New Business Growth payment.

      The following sets forth certain summarized financial information relating to the Group Pension Transaction for full year 2002, including information regarding the components of revenue and expense comprising the Group Pension Profits.

                                                          Year Ended
                                                          December 31,
                                                              2002
                                                         -------------
                                                         (IN MILLIONS)

REVENUES:
Product policy fees                                       $       18.3
Net investment income                                             88.2
Net realized gains (losses) on investments                         0.8
                                                          ------------
            Total revenues                                       107.3

BENEFITS AND EXPENSES:
Interest credited to policyholders' account balances              63.5
Other operating costs and expenses                                15.6
                                                          ------------
            Total benefits and expenses                           79.1
                                                          ------------
            Group Pension Profits                                 28.2
                                                          ------------
Final Value Payment(1)                                            54.1
                                                          ------------
            Total                                         $       82.3
                                                          ============

--------------------
(1) Expenses of approximately $6.0 million relating to the Final Value Payment are recorded in "other operating costs and expenses" on the Company's consolidated statement of operations for 2002.

14)   STOCK OPTIONS

      In November 1998, MONY adopted the 1998 Stock Incentive Plan (the "1998 SIP") for employees of the Company and certain of its career financial professionals. As a condition for its approval by the New York Insurance Department, options awarded under the 1998 SIP were limited to no more than five percent of MONY's common shares outstanding as of the date of its initial public offering (2,361,908 shares). Options granted under the 1998 SIP included both Incentive Stock Options and Nonstatutory Stock Options ("NSOs") with exercise prices not less than 100% of the fair value of MONY's common stock as determined on their date of grant. In addition, each award had a 10-year contractual term from the date of grant and one-third vested and became exercisable on each of the first three anniversaries of the grant. In May 2002, MONY's shareholders approved the 2002 Stock Option Plan (the "2002 SOP") and the allocation of 5,000,000 shares of MONY common stock for grants under that plan. Options granted under the 2002 SOP were NSOs with exercise prices not less than 100% of the fair value of MONY's common stock as determined on the date of grant and vesting provisions determined at the discretion of MONY's board of directors. However, all options granted under the plan could not be exercised, transferred or otherwise disposed of by the grantee prior to December 24, 2003.

      On July 8, 2004, in connection with the acquisition of MONY by the Holding Company, each issued and outstanding unexercised stock option under the 1998 SIP and the 2002 SOP, whether vested or unvested, was cancelled and converted into the right to receive for each share covered by a stock option, the excess, if any, of $31.00 over the per share exercise price of the stock option, without interest, and net of applicable holding taxes. As further shown below in the summary of the Company's activity under its stock incentive plans, this resulted in the cash settlement of approximately 1.8 million stock options at a cost of $7.9 million. Each issued and outstanding unexercised stock option with a per share exercise price of $31.00 or more was cancelled without payment.

      Prior to the acquisition of MONY by the Holding Company, the Company elected to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. The following table reflects the effect on net income of the Company as if the accounting prescribed by SFAS 123 had been applied by MONY Life to the options granted to employees and outstanding as at June 30, 2004, and December 31, 2003 and 2002:

                                                          SIX MONTHS          YEAR            YEAR
                                                             ENDED           ENDED           ENDED
                                                           JUNE 30,       DECEMBER 31,    DECEMBER 31,
                                                             2004             2003            2002
                                                         -------------   -------------   -------------
                                                         (PREDECESSOR)   (PREDECESSOR)   (PREDECESSOR)
                                                                         (IN MILLIONS)

Net (Loss) Earnings as reported....................      $     (17.8)     $      56.2     $      (5.6)
Less: total stock-based employee compensation expense
determined under fair value method for all awards, net
of income tax......................................             (2.3)            (5.4)           (5.2)
                                                         -----------      -----------     -----------
Pro Forma Net (Loss) Earnings......................      $     (20.1)     $      50.8     $     (10.8)
                                                         ===========      ===========     ===========

      The Black-Scholes option pricing model was used in determining the fair value of option awards for purpose of the pro-forma disclosures above. The option pricing assumptions were as follows: exercise prices ranging from $20.90 to $44.25, dividend yields ranging from 1.02% to 2.37%, expected volatility ranging from 23.5% to 44.4%, and a range of interest rates from 3.3% to 6.7%.

      A summary of the Company's activity under its stock incentive plans for the six months ended June 30, 2004 and the years ended December 31, 2003 and 2002 is presented below:

                                                                  NUMBER OF      WEIGHTED AVERAGE
                                                                   SHARES         EXERCISE PRICE
Outstanding, December 31, 2001 (Predecessor)                      1,922,321           $32.02
   Granted                                                        1,405,495           $35.77
   Exercised                                                        (33,114)          $30.85
   Forfeited, expired or cancelled                                 (166,319)          $33.68
                                                                 ----------
Outstanding, December 31, 2002 (Predecessor)                      3,128,383           $33.60
   Granted                                                          836,025           $21.96
   Exercised                                                       (327,327)          $30.19
   Forfeited, expired or cancelled                                 (127,874)          $33.17
                                                                 ----------
Outstanding, December 31, 2003 (Predecessor)                      3,509,207           $31.17
   Granted                                                          -                 $  --
   Exercised                                                        (90,758)          $28.12
   Forfeited, expired or cancelled                                  (28,690)          $30.24
                                                                 ----------
Outstanding, June 30, 2004 (Predecessor)                          3,389,759           $31.26
   Granted                                                           --               $  --
     Cash-settled in connection with the acquisition of MONY
       by the Holding Company                                    (1,791,955)          $26.60
   Forfeited, expired or cancelled                               (1,597,804)          $36.48
                                                                 ----------
Outstanding, July 1, 2004 (Successor)                                 --              $  --
                                                                 ==========

      In May 2001, MONY shareholders approved The MONY Group Inc. Restricted Stock Ownership Plan (the "Plan"). Pursuant to the terms of the Plan, management had the authority to grant up to 1,000,000 restricted shares of MONY common stock to eligible employees, as defined in the Plan, and to establish vesting and forfeiture conditions relating thereto. During 2002 and 2001, MONY granted 97,143 and 352,050 restricted shares, respectively, to certain members of management pursuant to the Plan. These awards were conditioned on: (i) the expiration of a time-vesting period and (ii) an increase in the average per share price of MONY common stock above specified targets. In accordance with APB No. 25, compensation expense was recognized on the awards proportionally over the vesting period of the award provided that the condition with respect to the average price of MONY common stock was satisfied at the end of any period. In March 2003, MONY granted 334,050 restricted shares to certain members of management under the Plan. Vesting of the 2003 awards was conditioned only on the expiration of a time-vesting period. For the six months ended June 30, 2004 and the years ended December 31, 2003 and 2002, the Company recognized $1.7 million, $2.6 million and $0.0 million, respectively, of compensation expense relating to this program.

      On July 8, 2004, in connection with the acquisition of MONY by the Holding Company, each outstanding share of restricted stock, whether vested or unvested, was converted into the right to receive $31.00 per share, resulting in a cash settlement of approximately $16.3 million.

15)   RELATED PARTY TRANSACTIONS

      Effective December 31, 2004, USFL entered into a co-insurance agreement with AXA Financial (Bermuda) Ltd. ("AXA Bermuda"), an affiliate, whereby AXA Bermuda agreed to reinsure certain term life insurance policies written by USFL. In connection with the co-insurance agreement with AXA Bermuda, USFL paid an initial premium of $144.2 million and ceded reserves of $176.1 million, deferring the $31.9 million net gain resulting from the transaction, which will be amortized over the remaining lives of the underlying reinsured contracts. In addition, USFL received a ceding commission of $51.5 million from AXA Bermuda, which was treated as a reduction of VOBA. Amortization of VOBA for the six months ended December 31, 2004 reflects a $24.7 million pre-tax write-off ($16.0 million after-tax) of VOBA that is no longer recoverable by USFL as a result of the co-insurance agreement with AXA Bermuda.

      Effective July, 1, 2004, the Company participates in certain intercompany cost sharing and service agreements including personnel services, technology and professional development arrangements, with AXA Equitable, an affiliate. Expenses incurred under such agreements totaled approximately $2.3 million for the six months ended December 31, 2004.

      In addition to the agreements discussed above, the Company has various other service and investment advisory agreements with affiliates. The amount of expenses incurred by the Company related to these agreements was $10.6 million, $10.6 million, $19.7 million, and $18.6 million for the six months ended December 31, 2004, six months ended June 30, 2004, and full years 2003 and 2002, respectively. In addition, the Company had an intercompany payable of $3.9 million and $5.4 million at December 31, 2004 and December 31, 2003, respectively, related to these agreements.

16)   REINSURANCE

      During the predecessor periods, the Company used a variety of indemnity reinsurance agreements with reinsurers to control its loss exposure. Under the terms of these reinsurance agreements, the reinsurer was liable to reimburse the Company for the portion of paid claims ceded to it in accordance with the applicable reinsurance agreement. However, the Company remains contingently liable for all benefits payable even if the reinsurers fail to meet their obligations to the Company. Life insurance business written by the Company was ceded under various reinsurance contracts. The Company's general practice was to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for last survivor products. The benefits in connection with guaranteed minimum death benefits in excess of the return of premium benefit, which are offered under certain of the Company's annuity contracts, were 100% reinsured up to specified limits. Benefits in connection with the earnings increase benefit rider under the new MONY variable annuity were similarly reinsured. The guaranteed minimum income benefit in the new variable annuity product was 100% reinsured up to individual and aggregate limits as well as limits which are based on benefit utilization.

      During the successor period, the Company continued to reinsure most of its new variable life and universal life policies on an excess of retention basis, retaining up to a maximum of $4.0 million on single-life policies and $6.0 million on second-to-die policies. However, for amounts applied for in excess of those limits, reinsurance is ceded to AXA Equitable up to a combined maximum of $15.0 million on single-life policies and $20.0 million on second-to-die policies. Amounts in excess of those limits are reinsured with unaffiliated third parties. New term life policies continued to be coinsured on a first dollar basis, with the Company reinsuring up to 65% of each risk and any excess of its $4.0 million retention. A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations.

      During the predecessor and successor periods the Company ceded reinsurance on a variety of bases, including co-insurance and excess of retention, but in no case does the Company retain in excess of $4.0 million of risk on any one person for individual products and $6.0 million for last survivor products.

      At December 31, 2004 and 2003, respectively, reinsurance recoverables related to insurance contracts amounted to $796.0 million and $533.3 million, of which $383.4 million and $386.0 million relates to one specific reinsurer.

      The following table summarizes the effect of reinsurance:

                                                         SIX MONTHS      SIX MONTHS          Year            Year
                                                           ENDED            ENDED           Ended           Ended
                                                        DECEMBER 31,       JUNE 30,      December 31,    December 31,
                                                            2004            2004             2003            2002
                                                        -----------     -------------   -------------   -------------
                                                        (SUCCESSOR)     (PREDECESSOR)   (PREDECESSOR)   (PREDECESSOR)
                                                                                (IN MILLIONS)
Direct premiums.......................................  $     439.6     $     409.0      $     840.1     $     816.7
Reinsurance assumed...................................          8.7             -                8.0             7.2
Reinsurance ceded.....................................        (79.0)          (62.1)          (124.4)         (118.5)
                                                        -----------     -----------      -----------     -----------
Premiums..............................................  $     369.3     $     346.9      $     723.7     $     705.4
                                                        ===========     ===========      ===========     ===========

Universal Life and Investment-type Product  Policy
   Fee Income Ceded...................................  $      29.3     $      19.5      $      38.0     $      34.5
                                                        ===========     ===========      ===========     ===========
Policyholders' Benefits Ceded.........................  $      84.8     $      56.5      $     150.5     $     129.0
                                                        ===========     ===========      ===========     ===========
Interest Credited to Policyholders' Account Balances
   Ceded..............................................  $       1.2     $       1.1      $       2.4     $       2.9
                                                        ===========     ===========      ===========     ===========

17)   EMPLOYEE BENEFIT PLANS

      The Company has a qualified pension plan covering substantially all of MONY Life's salaried employees. The provisions of the plan provide both
      (a) defined benefit accruals based on: (i) years of service, (ii) the employee's final average annual compensation and (iii) wage bases or benefits under Social Security, and (b) defined contribution accruals based on a Company matching contribution equal to 100% of the employee's elective deferrals under the incentive savings plan for employees up to 3% of the employee's eligible compensation and an additional 2% of eligible compensation for each active participant. Effective June 15, 1999, prospective defined contribution accruals in the defined benefit plan ceased and were redirected to the Investment Plan Supplement for Employees of MONY Life. The Company did not make any contribution in the current or prior year under Section 404 of the Internal Revenue Code ("IRC") because the plan was fully funded under Section 412 of the IRC. MONY Life uses a December 31 measurement date for its pension plans and other postretirement benefits.

      During 2002, the Company amended its Qualified Pension plan, which increased certain benefit liabilities payable thereunder. The amendment resulted in an increase of $3.7 million in the plan's projected benefit obligation.

      The assets of the qualified pension plan are primarily invested in MONY Pooled Accounts which include common stock, real estate, and public and private fixed maturity securities. At December 31, 2004 and 2003, $311.6 million and $312.0 million, respectively, were invested in the MONY Pooled Accounts. Benefits of $16.6 million, $15.5 million, $34.0 million and $30.2 million were paid by this plan for the six months ended December 31, 2004, the six months ended June 30, 2004, and full years 2003 and 2002, respectively.

      MONY Life also sponsors a non-qualified employee excess pension plan, which provides both defined benefits and defined contribution accruals in excess of Internal Revenue Service ("IRS") limits to certain employees. The benefits are based on years of service and the employee's final average annual compensation. Pension benefits are paid from the Company's general account.

      Components of net periodic expense (credit) for the Company's qualified and non-qualified plans were as follows:

                                                         SIX MONTHS      SIX MONTHS
                                                            ENDED           ENDED          Year Ended          Year Ended
                                                         DECEMBER 31,      JUNE 30,        December 31,        December 31,
                                                            2004            2004               2003                2002
                                                         ------------    -------------    -------------       -------------
                                                         (SUCCESSOR)     (PREDECESSOR)    (PREDECESSOR)       (PREDECESSOR)
                                                                                   (IN MILLIONS)

Service cost..........................................  $        4.6     $        4.1    $         6.9       $        5.9
Interest cost on projected benefit obligations........          14.0             12.7             27.8               29.2
Expected return on assets ............................         (16.3)           (15.1)           (26.9)             (39.8)
Recognized net actuarial loss/(gain) .................             -              6.5             17.2                4.6
                                                        ------------     ------------    -------------       ------------
Net Periodic Pension Expense .........................  $        2.3     $        8.2    $        25.0       $       (0.1)
                                                        ============     ============    =============       ============


      The projected benefit obligations under the Company's qualified and non-qualified plans were comprised of:

                                                                                    DECEMBER 31,
                                                                               2004             2003
                                                                           -----------      -------------
                                                                           (SUCCESSOR)      (PREDECESSOR)
                                                                                  (IN MILLIONS)

Projected benefit obligations, beginning of year.........................   $    451.5       $    431.4
Service cost ............................................................          8.7              6.9
Interest cost ...........................................................         26.7             27.8
Actuarial losses ........................................................         35.1             29.5
Benefits paid ...........................................................        (36.5)           (44.1)
                                                                            ----------       ----------
Projected Benefit Obligations, End of Year ..............................   $    485.5       $    451.5
                                                                            ==========       ==========

      The change in plan assets and the funded status of the Company's qualified pension plan was as follows:

                                                                          SIX MONTHS      SIX MONTHS        Year
                                                                             ENDED           ENDED          Ended
                                                                         DECEMBER 31,      JUNE 30,      December 31,
                                                                             2004            2004           2003
                                                                         ------------   -------------  -------------
                                                                         (SUCCESSOR)    (PREDECESSOR)  (PREDECESSOR)
                                                                                        (IN MILLIONS)

Plan assets at fair value, beginning of period .........................  $  389.1       $  387.6       $  354.9
Actual return on plan assets ...........................................      30.6           18.2           68.2
Contributions ..........................................................       --             --            10.2
Benefits paid and fees .................................................     (17.6)         (16.7)         (45.7)
                                                                          --------       --------       --------
Plan assets at fair value, end of period ...............................     402.1          389.1          387.6
Projected benefit obligations ..........................................     485.5          455.3          451.5
                                                                          --------       --------       --------
Underfunding of plan assets over projected benefit obligations .........     (83.4)         (66.2)         (63.9)
Unrecognized prior service cost ........................................       --             --             2.2
Unrecognized net loss from past experience different from that assumed .      16.7            --           149.0
Unrecognized net asset at transition ...................................       --             --             1.0
                                                                          --------       --------       --------
(Accrued)/Prepaid Pension Cost, Net ....................................  $  (66.7)      $  (66.2)      $   88.3
                                                                          ========       ========       ========

      The prepaid pension cost for pension plans with assets in excess of projected benefit obligations was $0.0 million and $132.5 million and the accrued liability for pension plans with accumulated benefit obligations in excess of plan assets was $4.6 million and $0.0 million at December 31, 2004 and 2003, respectively.

      The following table discloses the estimated fair value of plan assets and the percentage of estimated fair value to total plan assets for the qualified plan of the Company.

                                                                                       DECEMBER 31,
                                                                  ----------------------------------------------------------
                                                                          2004                              2003
                                                                       -----------                     -------------
                                                                       (SUCCESSOR)                     (PREDECESSOR)
                                                                                     (IN MILLIONS)
                                                                        ESTIMATED                      Estimated
                                                                       FAIR VALUE           %          Fair Value      %
                                                                  ----------------------- ------  ------------------ -------

         Corporate and government debt securities...............  $       109.0            27.1   $      112.4        29.0
         Equity securities......................................          288.3            71.7          238.3        61.5
         Equity real estate ....................................            -               -             15.5         4.0
         Cash and cash equivalents..............................            4.8             1.2           21.4         5.5
                                                                  -----------------------         ------------------
         Total Plan Assets......................................  $       402.1                   $      387.6
                                                                  =======================         ==================

      The primary investment objective of the Company's qualified plan is to maximize return on assets, giving consideration to prudent risk. Strategy with respect to asset mix is designed to meet, and, if possible, exceed the long-term rate-of-return assumptions for benefit obligations. The asset allocation is designed with a long-term investment horizon, based on target investment of 65% equities, 25% fixed income and 10% real estate. Emphasis is given to equity investments, given their high expected rate of return. Fixed income investments are included to provide less volatile return. Real Estate investments offer diversity to the total portfolio and long-term inflation protection.

      A secondary investment objective of the Company's qualified plan is to minimize variation in annual net periodic pension cost over the long term and to fund as much of the future liability growth as practical. Specifically, a reasonable total rate of return is defined as income plus realized and unrealized capital gains and losses such that the growth in projected benefit obligation is less than the return on investments plus contributions.

      The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the combined twelve months ended December 31, 2004 and the year ended December 31, 2003.

                                                                                             2004               2003
                                                                                             ----               ----
          Discount rate:
            Benefit obligation...............................................               5.75%               6.1%
            Periodic cost....................................................               6.25%                --
          Rate of compensation increase:
            Benefit obligation and periodic cost (1).........................               5.75%                --
          Expected long-term rate of return on plan assets (periodic cost)...               8.5%                8.0%

-----------------
      (1) For MONY Life, no benefits bearing incentive compensation was assumed for 2003. Otherwise, benefits bearing compensation was assumed to increase by 4% for all participants eligible for incentive compensation and by 5% for all others.

      As noted above, the qualified pension plan's target asset allocation is 65% equities, 25% fixed maturities, and 10% real estate. Management reviewed the historical investment returns and the future expectations for returns from these asset classes to conclude that a long-term rate of return of 8.5% is reasonable.

      The Company also has a qualified money purchase pension plan covering substantially all career field underwriters. Company contributions of 5% of earnings plus an additional 2% of such earnings in excess of the social security wage base are made each year. At December 31, 2004 and 2003, the fair value of plan assets was $195.3 million and $188.2 million, respectively. For the six months ended December 31, 2004, the six months ended June 30, 2004, and full years 2003 and 2002, the Company contributed $0.4 million, $1.0 million, $2.2 million and $2.8 million to the plan, respectively, which amounts are reflected in "other operating costs and expenses" in the Company's consolidated statement of operations.

      The Company has a non-qualified defined contribution plan, which is unfunded. The non-qualified defined contribution plan projected benefit obligation, which equaled the accumulated benefit obligation, was $50.6 million and $61.2 million as of December 31, 2004 and 2003, respectively. The non-qualified defined contribution plan's net periodic expense was $3.2 million,

      $2.8 million, $11.1 million and $(2.7) million for the six months ended December 31, 2004, the six month ended June 30, 2004 and full years 2003 and 2002, respectively.

      The Company also has incentive savings plans in which substantially all employees and career field underwriters of MONY Life are eligible to participate. The Company matches field underwriter contributions up to 2% of eligible compensation and may also make an additional profit sharing contribution for non-officer employees. As with the employee excess plan, the Company also sponsors non-qualified excess defined contribution plans for both the field underwriter retirement plan and the incentive savings plan for field underwriters of MONY Life. The Company also sponsors several other 401(k) plans for its smaller subsidiaries which the Company considers immaterial.

      The Company provides certain health care and life insurance benefits for retired employees and field underwriters of MONY Life. Assumed health care cost trend rates typically have a significant effect on the amounts reported for health care plans, however, under the Company's postretirement healthcare plan, there is a per capita limit on the Company's healthcare costs. As a result, a one-percentage point change in the assumed healthcare cost trend rates would have an immaterial effect on amounts reported.

      Components of the Company's net postretirement benefits costs follow:

                                                              SIX MONTHS      SIX MONTHS
                                                                ENDED           ENDED        Year Ended     Year Ended
                                                             DECEMBER 31,      JUNE 30,     December 31,   December 31,
                                                                 2004            2004           2003            2002
                                                             ------------   -------------   -------------  -------------
                                                             (SUCCESSOR)    (PREDECESSOR)   (PREDECESSOR)  (PREDECESSOR)
                                                                                   (IN MILLIONS)

Service cost ..............................................   $      0.9      $      0.9     $    1.7       $    1.5
Interest cost on projected benefit obligations ............          3.1             3.0          6.4            6.7
Expected return on assets .................................           --              --           --             --
Net amortization and deferrals ............................           --             1.4          3.0            3.0
Recognized net actuarial loss/(gain) ......................           --              --          0.1             --
                                                              ----------      ----------     --------      ---------
Net Periodic Pension Expense ..............................   $      4.0      $      5.3     $   11.2      $    11.2
                                                              ==========      ==========     ========      =========


      The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's financial statements:

                                                                   SIX MONTHS     SIX MONTHS        Year
                                                                      ENDED          ENDED          Ended
                                                                  DECEMBER 31,     JUNE 30,     December 31,
                                                                      2004           2004           2003
                                                                  ------------   -------------  -------------
                                                                  (SUCCESSOR )   (PREDECESSOR)  (PREDECESSOR)
                                                                                 (IN MILLIONS)

Accumulated postretirement benefits obligation, beginning of
  period .......................................................  $     103.2    $     106.9      $      102.1
Service cost ...................................................          0.9            0.9               1.7
Interest cost ..................................................          3.1            3.1               6.4
Benefits paid ..................................................         (3.5)          (5.8)             (7.7)
Actuarial losses ...............................................          6.0           (1.9)              4.4
                                                                  -----------    -----------      ------------
Accumulated postretirement benefits obligation, end of period ..        109.7          103.2             106.9
Unrecognized prior service cost ................................          --               -               0.6
Unrecognized transition obligation .............................          --               -             (27.5)
Unrecognized net loss from past experience different from that
  assumed and from changes in assumptions ......................         (6.5)             -             (16.3)
                                                                  -----------    -----------      ------------
Accrued Postretirement Benefits Cost ...........................  $     103.2    $     103.2      $       63.7
                                                                  ===========    ===========      ============

      The following table discloses the weighted-average assumptions used to measure the Company's postretirement benefit obligation and related net periodic cost at and for the combined twelve months ended December 31, 2004 and the year ended December 31, 2003.

                                                                          2004               2003
                                                                          ----               ----
          Discount rate:
            Benefit obligation..................................         5.75%               6.1%
            Periodic cost.......................................         6.25%               5.0%

      In 1993 the Company announced a limit on the amount that would be contributed toward retiree healthcare. The Company's limit was reached in 2002. As a result, no future health care cost trend rate was assumed in measuring any postretirement benefit obligation or related cost at and for the years ended December 31, 2004 and 2003, except for the Company's dental plan, for which an assumed medical cost trend rate of 5% was applied. Therefore an increase or decrease of 1% in the health care cost trend rate has no material impact on either the service or interest components of net periodic postretirement benefit costs or on the related accumulated postretirement benefit obligation.

      The following table sets forth an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2005, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2004 and include benefits attributable to estimated future employee service.

                                                       PENSION BENEFITS       OTHER BENEFITS
                                                      ------------------     ----------------
                                                                   (IN MILLIONS)

                            2005......................  $      24.4            $        7.4
                            2006......................  $      24.8            $        7.5
                            2007......................  $      25.2            $        7.6
                            2008......................  $      25.6            $        7.7
                            2009......................  $      26.2            $        7.8
                            Years 2010 - 2014.........  $     147.0            $       39.4



      On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the "Act") was signed into law. The Act introduces a prescription drug benefit under Medicare Part D as well as a Federal subsidy to employers who provide an "actuarial equivalent" prescription drug benefit to employees. The requirements under the Act are not expected to have a material impact on the Company's results of operations and financial position.

18)   FAIR VALUE OF FINANCIAL INSTRUMENTS

      The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

      Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market values of off-balance-sheet financial instruments were not material at December 31, 2004 and 2003.

      Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

      Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

      The estimated fair values for the Company's supplementary contracts not involving life contingencies ("SCNILC") and certain annuities, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

      The fair values for single premium deferred annuities, included in policyholders' account balances, are estimated as the discounted value of projected account values. Current account values are projected to the time of the next crediting rate review at the current crediting rates and are projected beyond that date at the greater of current estimated market rates offered on new policies or the guaranteed minimum crediting rate. Expected cash flows and projected account values are discounted back to the present at the current estimated market rates.

      Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates.

      The carrying values and estimated fair values for financial instruments not previously disclosed in Notes 4 and 11 are presented below:

                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              2004                               2003
                                                ---------------------------------  ---------------------------------
                                                          (SUCCESSOR)                      (PREDECESSOR)
                                                   CARRYING        ESTIMATED         Carrying          Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        Consolidated MONY Life:
        Mortgage loans on real estate..........  $    1,777.9     $     1,815.5     $     1,782.4     $    1,926.9
        Other limited partnership interests....         154.8             154.8             177.6            177.6
        Policy loans...........................       1,136.6           1,192.0           1,180.0          1,246.4
        Policyholders liabilities:
           Investment contracts................       1,785.6           1,776.2           1,727.4          1,701.1
        Long-term debt.........................         216.9             218.1             216.9            217.8
        Closed Block:
        Mortgage loans on real estate..........  $      592.5     $       612.7     $       593.6     $      647.5
        Policy loans...........................       1,025.0           1,062.6           1,078.0          1,126.1



19)   COMMITMENTS AND CONTINGENT LIABILITIES

      In addition to its debt and lease commitments discussed in Notes 11 and 21, from time to time, the Company has provided certain guarantees or commitments to affiliates, investors and others. At December 31, 2004, these arrangements include commitments by the Company, to provide equity financing of $65.1 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

      The Company had $0.6 million of undrawn letters of credit related to reinsurance at December 31, 2004. The Company had $86.3 million in commitments under existing mortgage loan agreements at December 31, 2004.

20)   LITIGATION

      (i)Since 1995 a number of purported class actions have been commenced in various state and federal courts against MONY Life and MLOA alleging that they engaged in deceptive sales practices in connection with the sale of whole and universal life insurance policies from the early 1980s through the mid 1990s. Although the claims asserted in each case are not identical, they seek substantially the same relief under essentially the same theories of recovery (i.e., breach of contract, fraud, negligent misrepresentation, negligent supervision and training, breach of fiduciary duty, unjust enrichment and/or violation of state insurance and/or deceptive business practice laws). Plaintiffs in these cases seek primarily equitable relief (e.g., reformation, an accounting, specific performance, mandatory injunctive relief prohibiting MONY Life and MLOA from canceling policies for failure to make required premium payments, imposition of a constructive trust and/or creation of a claims resolution facility to adjudicate any individual issues remaining after resolution of all class-wide issues) as opposed to compensatory damages, although they also seek compensatory damages in unspecified amounts. MONY Life and MLOA have answered the complaints in each action (except for one being voluntarily held in abeyance). MONY Life and MLOA have denied any wrongdoing and have asserted numerous affirmative defenses.

      In June 1996, the New York State Supreme Court certified one of those cases, Goshen v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America (now known as DeFillippo, et al. v. The Mutual Life Insurance Company of New York and MONY Life Company of America), a class action filed as a nationwide class consisting of all persons or entities who have, or at the time of the policy's termination had, an ownership interest in a whole or universal life insurance policy issued by MONY Life and MLOA and sold on an alleged "vanishing premium" basis during the period January 1, 1982 to December 31, 1995. In March 1997, MONY Life and MLOA filed a motion to dismiss or, alternatively, for summary judgment on all counts of the complaint. In October 1997, the New York State Supreme Court granted MONY Life's and MLOA's motion for summary judgment and dismissed all claims filed in the Goshen case against MONY Life and MLOA. In December 1999, the New York State Court of Appeals affirmed the dismissal of all but one of the claims in the Goshen case (a claim under the New York General Business Law ("GBL"), which was remanded back to the New York State Supreme Court for further proceedings consistent with the opinion. The New York State Supreme Court subsequently reaffirmed that, for purposes of the remaining New York GBL claim, only New York purchasers could proceed with such claims. In July 2002, the New York Court of Appeals affirmed the New York State Supreme Court's decision holding that only New York purchasers could assert GBL ss.349 claims (New York's Consumer Protection Statute). In September 2002 in light of the New York Court of Appeals' decision, MONY Life and MLOA filed a motion to decertify the class with respect to the sole remaining claim in the case. By orders entered in April and May 2003, the New York State Supreme Court denied preliminarily the motion for decertification, but held the issue of decertification in abeyance pending appeals by plaintiffs in related cases and a hearing on whether the class, or a modified class, could satisfy the requirements of the class action statute in New York. In December 2004, the Appellate Division, First Department unanimously reversed the denial of MONY Life's motion for decertification, and ordered decertification of the class with respect to the sole remaining GBL claim. In March 2005, the Appellate Division denied plaintiffs' motion for reargument or, alternatively, for leave to appeal that decision to the Court of Appeals.

      With the exception of one putative class action currently pending in the Eastern District of Michigan (Stockler v. MONY Life Insurance Company of America), all other putative class actions have been consolidated and transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the District of Massachusetts. While most of the cases before the District Court have been held in abeyance pending the outcome in Goshen, in June 2003, the Court granted plaintiffs in two of the constituent cases (the McLean and Snipes cases) leave to amend their complaints to delete all class action claims and allegations other than (in the case of McLean) those predicated on alleged violations of the Massachusetts and Illinois consumer protection statutes. In November 2003, the Court in McLean entered an order granting defendants' motion for summary judgment on res judicata grounds as to the individual claims of the proposed class representatives of the putative statewide class comprised of Massachusetts purchasers, but denied the motion on statute of limitations grounds as to the individual claims of the proposed class representatives of the putative state wide class of Illinois purchasers. An agreement in principle has been reached to settle the claims of the individual Illinois plaintiffs which, if consummated, will result in the dismissal of their claims under the Illinois consumer protection statute.

      (ii) In January 2004 and March 2004, lawsuits entitled Davis v. MLOA, MONY Life and Dearing and Profit v. MLOA, MONY Life, and Dearing , respectively, were filed by the same counsel in Mississippi alleging fraud in connection with the sale of certain life policies. In April 2004, MONY Life removed these cases to Federal Court on diversity and ERISA grounds and moved to have them consolidated. Plaintiffs' counsel opposed the motion to consolidate and filed a motion for remand-based discovery. Both motions were granted. An agreement in principle has been reached to settle these and other related claims. Additionally, there are other potential claimants in Mississippi, who have raised concerns about certain MONY life insurance policies.

      (iii) The ten similar and previously disclosed putative class action lawsuits, arising out of the Holding Company's acquisition of MONY, and filed between September and October 2003, against the Holding Company (and in some cases AIMA Acquisition Co., a wholly owned subsidiary of AXA Financial ("AIMA")), MONY and MONY's directors in the Court of Chancery of the State of Delaware in and for New Castle County, entitled Beakovitz v. AXA Financial, Inc., et al.; Belodoff v. The MONY Group Inc., et al.; Brian v. The MONY Group Inc. et al.; Bricklayers Local 8 and Plasterers Local 233 Pension Fund v. The MONY Group, Inc., et al.; Cantor v. The MONY Group, Inc., et al.; E.M. Capital, Inc. v. The MONY Group, Inc., et al.; Garrett v. The MONY Group, Inc., et al.; Lebedda v. The MONY Group, Inc., et al.; Martin v. Roth, et al.; and Muskal v. The MONY Group, Inc., et al. (collectively, the "MONY Stockholder Litigation") have been settled and dismissed with prejudice. The Company's management does not believe the outcome of this matter will have a material impact on the Company's consolidated financial position or results of operations.

      Related to the MONY Stockholder Litigation, the Holding Company, MONY and MONY's directors were named in two putative class action lawsuits filed in New York State Supreme Court in Manhattan, entitled Laufer v. The MONY Group, Inc., et al. and North Border Investments v. Barrett, et al. A stipulation of discontinuance for the North Border action was filed with the New York State Supreme Court in November, 2004.

      The previously disclosed lawsuit entitled The MONY Group Inc. v. Highfields Capital Management LP, Longleaf Partners Small-Cap Fund and Southeastern Asset Management, has been settled and dismissed without prejudice. The Company's management does not believe the outcome of this matter will have a material impact on the Company's consolidated financial position or results of operations.

      (iv) In December 2003, Enron Corp., by its Bankruptcy Trustee commenced an action entitled Enron Corp. v. J.P. Morgan Securities, Inc., et al. against MONY Life and 119 other corporate defendants regarding alleged preferential transfers pertaining to the early payment or redemption by Enron of its short-term commercial paper held by MONY and the other corporate entities. In February 2004, MONY and all co-defendants moved to dismiss the complaint. In September 2004, oral argument was heard on the motions to dismiss. The motions are still pending a decision by the Court.

                                   ----------

      Although the outcome of litigation generally cannot be predicted with certainty, management believes that the ultimate resolution of the litigations described above should not have a material adverse effect on the financial position of the Company. Except as noted above, management cannot make an estimate of loss, if any, or predict whether or not any of such other litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

      In addition to the matters previously reported and those described above, MLOA is involved in various legal actions and proceedings in connection with its business. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

21)   LEASES

      The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under noncancelable operating leases for 2005 and the four successive years are $26.5 million, $24.8 million, $23.0 million, $21.6 million, $11.6 million and $75.4 million thereafter. Minimum future sublease rental income on these noncancelable operating leases for 2005 and the four successive years is $4.6 million, $4.3 million, $3.6 million, $3.2 million, $0.8 million and $5.6 million thereafter.

      At December 31, 2004, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 2005 and the four successive years is $5.5 million, $3.8 million, $0.6 million, $0.5 million, $0.5 million and $3.8 million thereafter.

22)   STATUTORY FINANCIAL INFORMATION

      MONY Life is restricted as to the amounts it may pay as dividends to MONY Holdings. Under New York Insurance Law, a domestic life insurer may without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would not permit MONY Life to pay any shareholder dividends during 2005. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution.

      For 2004, 2003 and 2002, the Company's statutory net (loss) gain was $(307.2) million, $45.9 million and $13.1 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $911.4 million and $1,072.5 million at December 31, 2004 and 2003, respectively. In 2004, 2003 and 2002, respectively, dividends of $33.0 million, $25.0 million and $90.0 million were paid by MONY Life.

      At December 31, 2004, the Company, in accordance with various government and state regulations, had $7.7 million of securities deposited with such government or state agencies.

      At December 31, 2004 and for the year then ended, there was no difference in net income resulting from practices prescribed and permitted by the State of New York and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2004. At December 31, 2004 there was a difference in capital and surplus of $12.3 million resulting from practices prescribed and permitted by the State of New York and those prescribed by NAIC Accounting Practices and Procedures. The difference in capital and surplus relates to goodwill arising from the purchase of a subsidiary, controlled or affiliated entity, which is written off directly to surplus in the year it originates by New York domiciled companies. In NAIC Accounting Practices and Procedures, goodwill in amounts not exceeding 10% of an insurer's capital and surplus may be capitalized and all amounts of goodwill are amortized to unrealized gains and losses on investments over periods not to exceed 10 years.

      Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholder's equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with provisions made for deferred amounts that reverse within one year while under GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in Alliance units under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under GAAP; (g) computer software development costs are capitalized under GAAP but expensed under SAP; (h) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under GAAP and (i) the fair valuing of all acquired assets and liabilities, including VOBA assets, required for GAAP purchase accounting but not for SAP.

23)   REORGANIZATION AND OTHER CHARGES

      During 2003, the Company recorded charges aggregating $5.8 million as part of the Company's continuing initiative to enhance operating efficiency and effectively allocate resources. These charges consisted of: (i) severance and related benefits of $1.1 million incurred in connection with the merger of MONY Asset Management, Inc.'s ("MAM") operations into Boston Advisors, a subsidiary of The Advest Group, Inc., and the resulting termination of certain employees of MONY Life that provided professional services to MAM pursuant to a service agreement between MAM and MONY Life;
      (ii) losses from the abandonment of leased offices of $1.3 million; (iii) losses from the abandonment of leased space in the Company's home office of $2.0 million; (iv) write-offs of unused furniture and equipment in certain abandoned agency offices of $1.3 million; and (v) moving and alteration costs incurred in connection with the consolidation of leased space in the Company's home office of $0.2 million. The severance actions were substantially completed during the fourth quarter of 2003. The reserves established for the abandonment of leased agency offices and leased space in the Company's home office are expected to run-off through 2008 and 2016, respectively. See Note 2 for information regarding the liabilities established in 2004 in connection with the acquisition of MONY by the Holding Company. All of the charges recorded in 2003 represented "costs associated with exit or disposal activities" as described in Statement of Financial Accounting Standard 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146").

      During the fourth quarter of 2002, the Company recorded reorganization and other charges aggregating approximately $7.2 million as part of the Company's initiative to enhance operating efficiency, more effectively allocate resources and capital, and discontinue certain non-core operations. Of these charges, $7.2 million met the definition of "restructure charges" as defined by Emerging Issues Task Force Consensus 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)". The 2002 restructure charge consisted of severance and related benefits resulting from headcount reductions of 161 and 26 in the Company's home office and career agency system, respectively, as well as losses from the abandonment of certain leased offices and equipment. The remaining restructuring liabilities primarily relate to lease abandonment costs and are expected to run-off through 2007.

      The following table summarizes the components of the aforementioned charges recorded in 2003 and 2002, respectively.

                                                     Year Ended      Year Ended
                                                     December 31,    December 31,
                                                       2003 (1)        2002 (2)
                                                     ------------    ------------
                                                            (IN MILLIONS)
REORGANIZATION CHARGES:
Severance benefits and incentive compensation ......  $    1.1        $    6.1
Leased offices and equipment .......................       2.5             1.1
Lease abandonment and other ........................       2.2              --
                                                      --------        --------
TOTAL REORGANIZATION CHARGES BEFORE TAX               $    5.8        $    7.2
                                                      ========        ========
TOTAL REORGANIZATION CHARGES AFTER TAX                $    3.8        $    4.7
                                                      ========        ========


------------
(1) All of the reorganization charges recorded in 2003 were "costs associated with exit or disposal activities" as described in SFAS 146.
(2) All of the reorganization charges recorded in 2002 met the definition of "restructuring charges" as defined by EITF 94-3.

      Set forth below is certain information regarding the liability recorded in connection with the Company's restructuring actions, as well as the changes therein during the year ended December 31, 2003. Such liability is reflected in "other liabilities" on the Company's consolidated balance sheet.

                                                                                                          Total
                                                                                        Other         Restructuring
                                                                    Severance        Restructure         Charge
                                                                    Benefits           Charges          Liability
                                                               -----------------   ---------------   --------------
                                                                                     (IN MILLIONS)
PREDECESSOR BALANCE, DECEMBER 31, 2002........................ $             7.8   $           4.8   $         12.6
Charges.......................................................               1.1               4.7              5.8
Payments (1)..................................................              (7.3)             (5.5)           (12.8)
                                                                            (0.7)              --              (0.7)
                                                               -----------------   ---------------   --------------
Change in reserve estimates...................................               0.9               4.0              4.9
PREDECESSOR BALANCE, DECEMBER 31, 2003........................
Charges.......................................................               1.0               0.1              1.1
Payments......................................................              (0.9)             (1.6)            (2.5)
Change in reserve estimates...................................                --                --               --
                                                               -----------------   ---------------   --------------
                                                                             1.0               2.5              3.5
PREDECESSOR BALANCE, JUNE 30, 2004............................
Effect of push-down accounting of AXA Financial's
  purchase price on the Company's net assets..................                --              (1.2)            (1.2)
                                                               -----------------   ---------------   --------------
SUCCESSOR  BALANCE, JULY 1, 2004..............................               1.0               1.3              2.3
Charges.......................................................                --                --               --
Payments......................................................              (1.0)             (1.1)            (2.1)
Change in reserve estimates ..................................                --                --               --
                                                               -----------------   ---------------   --------------
SUCCESSOR BALANCE, DECEMBER 31, 2004.......................... $              --   $           0.2   $          0.2
                                                               =================   ===============   ==============


----------
(1) Payments in 2003 included the non-cash write-off of $1.3 million in unused equipment in certain abandoned leased offices.

                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


                                                              PAGE
                                                              -----
(1) With respect to Keynote Series Account ("Keynote")
     Report of Independent Registered Public Accounting
      Firm..................................................  F-1
     An Explanation of Fund Expenses........................  F-2
     Statements of Assets and Liabilities as of December 31,
      2004..................................................  F-4
     Statements of Operations for the year ended December
      31, 2004..............................................  F-5
     Statements of Changes in Net Assets for the year ended
      December 31, 2004.....................................  F-6
     Statements of Changes in Net Assets for the year ended
      December 31, 2003.....................................  F-7
       CALVERT SUBACCOUNT:
       Statement of Assets and Liabilities..................  F-8
       Statement of Operations..............................  F-9
       Statement of Changes in Net Assets...................  F-10
     Notes to financial statements..........................  F-11
(2) With respect to the Diversified Investors Portfolios
     Report of Independent Registered Public Accounting
      Firm..................................................  F-15
     Economic and Market Review.............................  F-16
     Statement of Assets and Liabilities for the year ended
      December 31, 2004.....................................  F-24
     Statement of Operations for the year ended December 31,
      2004..................................................  F-26
     Statements of Changes in Net Assets for the year ended
      December 31, 2004.....................................  F-28
     Statements of Changes in Net Assets for the year ended
      December 31, 2003.....................................  F-30
     Portfolio of Investments for December 31, 2004:
     Money Market Portfolio.................................  F-32
     High Quality Bond Portfolio............................  F-34
     Intermediate Government Bond Portfolio.................  F-41
     Core Bond Portfolio....................................  F-43
     Balanced Portfolio.....................................  F-57
     Value & Income.........................................  F-72
     Growth and Income Portfolio............................  F-75
     Equity Growth Portfolio................................  F-80
     Mid-Cap Value Portfolio................................  F-83
     Mid-Cap Growth Portfolio...............................  F-85
     Small-Cap Value Portfolio..............................  F-87
     Special Equity Portfolio...............................  F-89
     Small-Cap Growth Portfolio.............................  F-99
     Aggressive Equity Portfolio............................  F-101
     High Yield Bond Portfolio..............................  F-103
     International Equity Portfolio.........................  F-112
     Summary of Footnotes and Abbreviations to Portfolios...  F-118
     Portfolio Composition..................................  F-119
     Notes to Financial Statements..........................  F-121
     Trustees Information...................................  F-140
(3) With respect to MONY Life Insurance Company
     Report of Independent Registered Public Accounting
      Firm..................................................  1
     Consolidated Balance Sheets for the years ended
      December 31, 2004 and 2003............................  2
     Consolidated Statements of Operations for the six
      months ended December 31, 2004, six months ended June
      30, 2004 and the years ended December 31, 2003 and
      2002..................................................  3
     Consolidated Statements of Shareholder's Equity for the
      years ended December 31, 2004, 2003 and 2002..........  4
     Consolidated Statements of Cash Flows for the six
      months ended December 31, 2004, six months ended June
      30, 2004 and the years ended December 31, 2003 and
      2002..................................................  5
     Notes to Consolidated Financial Statements.............  7

     (b) Exhibits



        (1)  Resolution establishing Keynote Separate Account.(1)


        (2)  Not applicable.


        (3)  Principal underwriting agreement.(1)


        (4)  Form of annuity contract.(1)


        (5)  Form of application.(1)


        (6) (a) Restated Charter of MONY Life Insurance company (as amended July 22, 2004).(2)


        (6)  (b) By-laws of MONY Life Insurance Company (as amended July 22,
                 2004).(2)


        (7)  Reinsurance contract.(1)


        (8)  Not applicable.


        (9)  Opinion of counsel.(1)


        (10) (a) Consent of Independent Registered Public Accounting Firm.(4)


        (10) (b) Powers of Attorney.(3)


                (i) Power of Attorney for Christopher M. Condron, Chairman of the Board, President and Chief Executive Officer and Director


                (ii) Power of Attorney for Stanley B. Tulin, Vice Chairman of the Board, Chief Financial Officer and Director


                (iii) Power of Attorney for Alvin H. Fenichel, Senior Vice President and controller


                (iv)  Power of Attorney for Bruce W. Calvert, Director


                (v)   Power of Attorney for Henri de Castries, Director


                (vi)  Power of Attorney for Claus-Michael Dill, Director


                (vii) Power of Attorney for Denis Duverne, Director


                (viii) Power of Attorney for John C. Graves, Director


                (ix)  Power of Attorney for Mary R. (Nina) Henderson, Director


                (x)   Power of Attorney for James F. Higgins, Director


                (xi)  Power of Attorney for W. Edwin Jarmain, Director


                (xii) Power of Attorney for Christina Johnson Wolff, Director


                (xiii) Power of Attorney for Scott D. Miller, Director


                (xiv) Power of Attorney for Joseph H. Moglia, Director


                (xv) Power of Attorney for Peter J. Tobin, Director


           (11) Not applicable.


           (12) Not applicable.



           Notes:


           (1) Incorporated by reference in previous amendments to this registration statement on Form N-4.


           (2) Incorporated by reference to post-effective amendment no. 16 to registration statement on Form N-4 (Reg. No. 333-72714) filed on April 22, 2005.


           (3) Incorporated herein by reference to post-effective amendment No. 7 to the registration statement on Form N-4 (File No. 333-72714) filed on February 8, 2005.


           (4)  Filed herewith.


ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR


     *The business address for all officers and directors of MONY Life Insurance Company ("MONY") is 1290 Avenue of the Americas, New York, New York 10104.



NAME AND PRINCIPAL                                 POSITIONS AND
BUSINESS ADDRESS                                   OFFICES WITH MONY
------------------                                 -----------------
DIRECTORS
Bruce W. Calvert                                   Director
Alliance Capital Management Corporation
1345 Avenue of the Americas
New York, NY 10105

NAME AND PRINCIPAL                                 POSITIONS AND
BUSINESS ADDRESS                                   OFFICES WITH MONY
------------------                                 -----------------
Claus-Michael Dill                                 Director
AXA Konzern AG
Colonia-Allee 10-20
D-51067 Cologne, Germany
Henri de Castries                                  Director
AXA
25, Avenue Matignon
75008 Paris, France
Denis Duverne                                      Director
AXA
25, Avenue Matignon
75008 Paris, France
John C. Graves                                     Director
Graves Ventures, LLC
130 Fifth Avenue
New York, NY 10011
Mary R. (Nina) Henderson                           Director
Henderson Advisory Consulting
425 East 86th Street
Apt 12-C
New York, NY 10028
W. Edwin Jarmain                                   Director
Jarmain Group Inc.
77 King Street West
Toronto, M5K 1K2
Canada
James P. Higgins                                   Director
Morgan Stanley
Harborside Financial Center
Plaza Two, Second Floor
Jersey City, NJ 07311
Christina M. Johnson                               Director
Christina Johnson and Associates
200 Railroad Avenue
Greenwich, CT 06830
Scott D. Miller                                    Director
Six Sigma Academy
315 East Hopkins Street
Suite 401
Aspen, CO 81611
Joseph H. Moglia                                   Director
Ameritrade Holding Corporation
4211 South 102nd Street
Omaha, NE 68127
Peter J. Tobin                                     Director
St. John's University
101 Murray Street
New York, NY 10007

NAME AND PRINCIPAL                                 POSITIONS AND
BUSINESS ADDRESS                                   OFFICES WITH MONY
------------------                                 -----------------
OFFICER-DIRECTORS
*Christopher M. Condron                            Chairman of the Board, President,
                                                   Chief Executive Officer
                                                   and Director
*Stanley B. Tulin                                  Vice Chairman of the Board,
                                                   Chief Financial Officer and Director

OTHER OFFICERS
*Leon Billio                                       Executive Vice President
                                                   and AXA Group Deputy
                                                   Chief Information Officer
*Harvey Blitz                                      Senior Vice President
*Kevin R. Byrne                                    Senior Vice President,
                                                   Chief Investment Officer
                                                   and Treasurer
*Stuart L. Faust                                   Senior Vice President and
                                                   Deputy General Counsel
*Alvin H. Fenichel                                 Senior Vice President and
                                                   Controller
*Jennifer Blevina                                  Executive Vice President
*Mary Beth Farrell                                 Executive Vice President
*Jerald E. Hampton                                 Executive Vice President
*Robert S. Jones, Jr.                              Executive Vice President
*Richard S. Dziadzio                               Executive Vice President
*Paul J. Flora                                     Senior Vice President and Auditor
*James D. Goodwin                                  Senior Vice President
*Edward J. Hayes                                   Senior Vice President
*Kevin E. Murray                                   Executive Vice President and
                                                   Chief Information Officer
*Anthony C. Pasquale                               Senior Vice President
*Pauline Sherman                                   Senior Vice President, Secretary and
                                                   Associate General Counsel
*Richard V. Silver                                 Executive Vice President and
                                                   General Counsel
*Naomi J. Weinstein                                Vice President
*Charles A. Marino                                 Senior Vice President and Actuary


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor.


     Organizational charts showing the entities controlled by or under common control with the Registrant are included in Item 26 of and Exhibit 26 to the Registration Statement, File No. 333-05593, on Form N-4, filed April 20, 2005, and are incorporated herein by reference.

ITEM 27.  NUMBER OF CONTRACTHOLDERS/PARTICIPANTS


     As of March 31, 2005, there were 339 Contractholders.


ITEM 28.  INDEMNIFICATION


     (a) Indemnification of Officers and Directors



     The by-laws of the MONY Life Insurance Company ("MONY") provide, in Article VII, as follows:



          7.4 Indemnification of Directors, Officers and Employees.



        (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:



            (i) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate is or was a director, officer or employee of the Company shall be indemnified by the Company;



            (ii) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and



           (iii) the related expenses of any such person in any of said categories may be advanced by the Company.



        (b) To the extent permitted by the law of the State of New York, the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law sec.sec.721-726; Insurance Law sec.1216).



     The directors and officers of MONY Life Insurance Company are insured under policies issued by X.L. Insurance Company, ACE Insurance, Arch Insurance Company and Lloyd's of London. The annual limit on such policies is $150 million, and the policies insure officers and directors against certain liabilities arising out of their conduct in such capacities.



     (b) Indemnification of Principal Underwriter



     To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, MONY Securities Corporation, AXA Distributors, Inc. and AXA Advisors, LLC have undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Distributors, Inc. and AXA Advisors, LLC.



     (c) Undertaking


     Insofar as indemnification for liability arising under the Securities Act of 1933 ("1933 Act") may be permitted to directors, officers and controlling persons, if any, of the Registrant pursuant to the above paragraph, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person, if any, of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS


     (a) MONY Securities Corporation ("MSC") is currently the principal underwriter for the Registrant, MONY Variable Accounts A, L and S, and MONY America Variable Accounts A, L and S. Effective June 6, 2005, MSC will be integrated with AXA Advisors, LLC ("AXA Advisors"). As of the effective date, AXA Advisors will become the principal underwriter for the Registrant. AXA Advisors, LLC is principal underwriter for Separate Accounts A, 45, 301, I, 49 and FP of AXA Equitable, EQ Advisors Trust and AXA Premier VIP Trust, and will become principal underwriter of MONY Variable Accounts A, L and S, and MONY America Variable Accounts A, L and S. The principal business address of MSC and AXA Advisors, LLC is 1290 Avenue of the Americas, New York, NY 10104. Diversified Investment Advisors, Inc., formerly owned by MONY is now of an indirect, wholly-owned subsidiary of AEGON USA, Inc. MONY continues to act as investment adviser and administrator to each series of Diversified Investors Portfolios. With respect to each series of Diversified Investors Portfolios, Diversified contracted for certain investment advisory services with a subadviser.



     (b) The names and addresses of the directors and principal officers of MSC and AXA Advisors are set forth in Item 29 in the Registration Statement on N-4 for MONY Variable Account A, Reg. No. 333-72714, filed April 22, 2005, and is incorporated herein by reference.



     (c) The information under "Distribution of the Contracts" in the prospectus and "Sale of the Contracts/Principal Underwriter" in the Statement of Additional Information in this registration statement is incorporated herein by reference.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS


     Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are primarily maintained by MONY Life Insurance Company, in whole or in part, at its principal offices at 1290 Avenue of the Americas, New York, New York 10104; and at its Operations Center at 1 MONY Plaza, Syracuse, New York 13202.


ITEM 31.  MANAGEMENT SERVICES

     Not applicable.

ITEM 32.  UNDERTAKINGS


     (a) Registrant hereby undertakes to file post-effective amendments to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the group variable annuity contract may be accepted.



     (b) Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.


     (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     (d) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.


     (e) Registrant hereby represents that the fees and charges deducted under the Contracts in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the insurance company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness of this Post Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York, State of New York, on the 2nd day of May, 2005.



                                      Keynote Series Account


                                       (Registrant)



                                      MONY Life Insurance Company


                                           (Depositor)



                                      By:          /s/  DODIE KENT

                                         ---------------------------------------

                                         Dodie Kent


                                         Vice President and Counsel


                                         MONY Life Insurance Company



     As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:



Principal Executive Officer:
*Christopher M. Condron                          Chairman of the Board, President,
                                                 Chief Executive Officer and Director

Principal Financial Officer:
*Stanley B. Tulin                                Vice Chairman of the Board
                                                 Chief Financial Officer and Director

Principal Accounting Officer:
*Alvin H. Fenichel                               Senior Vice President and Controller



*Directors

Bruce W. Calvert                Mary R. (Nina) Henderson        Scott D. Miller
Christopher M. Condron          James F. Higgins                Joseph H. Moglia
Henri de Castries               W. Edwin Jarmain                Peter J. Tobin
Denis Duverne                   Christina Johnson Wolff         Stanley B. Tulin
John C. Graves



*By:      /s/ DODIE KENT

     ----------------------------

     Dodie Kent


     Attorney-in-Fact



May 2, 2005

                                   SIGNATURES


     Diversified Investors Portfolios has duly caused this Post Effective Amendment to the Registration Statement on Form N-4 of Keynote Series Account to be signed on its behalf by the undersigned thereunto duly authorized, in the County of Westchester, State of New York, on the 2nd day of May, 2005.


                                          DIVERSIFIED INVESTORS PORTFOLIOS

                                          /s/          MARK MULLIN
                                          --------------------------------------
                                                       Mark Mullin
                                           Trustee, President, Chief Executive
                                            Officer and Chairman of the Board
                                              of Trustees of the Portfolios


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 25 to its Registration Statement has been signed below by the following persons in the capacities indicated on the 2nd day of May, 2005.


                     SIGNATURES                                             TITLE
                     ----------                                             -----
                         /s/  MARK MULLIN                Trustee, President, Chief Executive Officer
-----------------------------------------------------    and Chairman of the Board of Trustees of the
                     Mark Mullin                         Portfolios
                   */s/  JOSEPH P. CARUSONE              Treasurer, Chief Financial Officer and
-----------------------------------------------------    Principal Accounting Officer
                 Joseph P. Carusone

                      */s/  NEAL M. JEWELL               Trustee of the Portfolios
-----------------------------------------------------
                   Neal M. Jewell

                     */s/  PETER G. KUNKEL               Trustee of the Portfolios
-----------------------------------------------------
                   Peter G. Kunkel

                    */s/  ROBERT L. LINDSAY              Trustee of the Portfolios
-----------------------------------------------------
                  Robert L. Lindsay

                  */s/  EUGENE M. MANNELLA               Trustee of the Portfolios
-----------------------------------------------------
                 Eugene M. Mannella

                 */s/  JOYCE GALPERN NORDEN              Trustee of the Portfolios
-----------------------------------------------------
                Joyce Galpern Norden

                   */s/  PATRICIA L. SAWYER              Trustee of the Portfolios
-----------------------------------------------------
                 Patricia L. Sawyer

        *By            /s/  ROBERT F. COLBY
-----------------------------------------------------
                   Robert F. Colby
                  Attorney-in-Fact

                                 EXHIBIT INDEX


 EXHIBIT NO.                            DESCRIPTION
 -----------                            -----------
       (10)(a)  Consent of Independent Registered Public Accounting Firm